As filed with the Securities and Exchange Commission on April 30, 2026
Securities Act File No. 333-225588
Investment Company Act File No. 811-23325

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 65	☒
and/or
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 66	☒
(Check appropriate box or boxes)

SIX CIRCLES ® TRUST
(Exact Name of Registrant Specified in Charter)

270 Park Avenue
New York, NY, 10017
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (212) 270-6000
The Corporation Trust Company
1209 Orange Street
Wilmington, Delaware 19801
(Name and Address of Agent for Service)

With copies to:
Abby L. Ingber, Esq. J.P. Morgan Private Investments Inc. 277 Park Avenue, 10th Floor New York, NY 10004	Gregory S. Rowland, Esq. Davis Polk & Wardwell LLP 450 Lexington Avenue New York, NY 10017

It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b).
☐	60 days after filing pursuant to paragraph (a)(1).
☐	75 days after filing pursuant to paragraph (a)(2).
☒	on May 1, 2026 pursuant to paragraph (b).
☐	on (date) pursuant to paragraph (a)(1).
☐	on (date) pursuant to paragraph (a)(2).
If appropriate, check the following box:
☐	The post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE
This Post-Effective Amendment No. 65 to the Registration Statement of Six Circles Trust relates to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Intermediate Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund, Six Circles Credit Opportunities Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, Six Circles Managed Equity Portfolio International Unconstrained Fund and Six Circles Multi- Strategy Fund series of the Registrant.

Prospectus
Six Circles® Funds
May 1, 2026
Six Circles Ultra Short Duration Fund
Ticker: CUSDX
Six Circles Tax Aware Intermediate Duration Fund (formerly Six Circles Tax Aware Ultra Short Duration Fund)
Ticker: CUTAX
Six Circles U.S. Unconstrained Equity Fund
Ticker: CUSUX
Six Circles International Unconstrained Equity Fund
Ticker: CIUEX
Six Circles Global Bond Fund
Ticker: CGLBX
Six Circles Tax Aware Bond Fund
Ticker: CBTAX
Six Circles Credit Opportunities Fund
Ticker: CRDOX
This Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Six Circles® Ultra Short Duration Fund
Ticker: CUSDX
What is the goal of the Fund?
The Fund seeks to generate current income consistent with capital preservation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1,2]	0.25%
Distribution (Rule 12b-1) Fees	None
Other Expenses[3]	0.07%
Total Annual Fund Operating Expenses	0.32%
Fee Waiver and Expense Reimbursement[1,2]	(0.13)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[1,2]	0.19%
1
The Fund’s adviser, J.P. Morgan Private Investments Inc. (“JPMPI”) and/or its affiliates have contractually agreed through at least April 30, 2027 to waive any management fees that exceed the aggregate management fees the adviser is contractually required to pay the Fund’s sub-advisers. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. JPMPI may terminate the waiver, under its terms, effective upon the end of the then-current term, by providing at least ninety (90) days prior written notice to the Six Circles Trust. The waiver may not otherwise be terminated by JPMPI without the consent of the Board of Trustees of the Six Circles Trust, which consent will not be unreasonably withheld. Such waivers are not subject to reimbursement by the Fund.
2
Additionally, the Fund’s adviser has contractually agreed through at least April 30, 2027 to reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.40% of the average daily net assets of the Fund (the “Expense Cap”). An expense reimbursement by the Fund’s adviser is subject to repayment by the Fund only to the extent it can be made within thirty-six months following the date of such reimbursement by the adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements by the adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the adviser or at the time of repayment by the Fund. This expense reimbursement is in effect through April 30, 2027, at which time the adviser and/or its affiliates will determine whether to renew or revise it.
3
“Other Expenses” are based on actual expenses incurred in the most recent fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through April 30, 2027 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	19	90	167	393
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 59.33% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund mainly invests in U.S. dollar and non-U.S. dollar denominated investment grade short-term fixed and floating rate debt securities. While the Fund may invest in securities with various maturities, under normal market conditions, the Fund will seek to maintain an average effective portfolio duration of one year or less. Average effective portfolio duration could at times be higher, though it will not under normal market conditions exceed two years.
WHAT IS DURATION?
Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. Generally, the higher a debt security’s duration, the greater its price sensitivity to a change in interest rates. For instance, a duration of three years means that a security’s or portfolio’s price would be expected to decrease by
approximately 3% with a 1% increase in interest rates
(assuming a parallel shift in yield curve). In contrast to
duration, maturity measures only the time until final payment is due. Investors should be aware that effective duration is not an exact measurement and may not predict a particular
security’s sensitivity to changes in interest rates.

As part of its principal investment strategy, the Fund may invest in debt securities of corporate issuers, obligations of governments, government agencies or instrumentalities, including U.S. Treasury securities (including Separate Trading of Registered Interest and Principal of Securities (“STRIPS”)), securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, municipal securities, securities issued or guaranteed by supranational organizations and
May 1, 2026  |  1

Six Circles® Ultra Short Duration Fund (continued)
securities issued or guaranteed by foreign governments. The Fund may also invest in money market instruments such as certain instruments described above, as well as commercial paper, certificates of deposit, time deposits, deposit notes and bank notes. The instruments in which the Fund invests may pay fixed, variable, or floating interest rates and may include asset-backed securities, mortgage-backed securities (residential and commercial) (and which may include “to be announced” (“TBA”) transactions), zero-coupon securities, convertible securities, inflation-indexed bonds, repurchase agreements, privately-issued (Rule 144A) securities, Regulation S securities, structured notes, collateralized loan obligations, loan participations, loan assignments and other securities and instruments bearing fixed or variable interest rates. The Fund may also invest in foreign securities, including emerging market securities, that are U.S. dollar denominated or non-U.S. dollar denominated, and the Fund may seek to hedge such securities’ currency exposure to the U.S. dollar. The Fund may also invest in other investment companies, such as open-end, closed-end and exchange-traded funds.
Most of the Fund’s investments will be investment grade at the time of investment, although up to 10% of the Fund’s total assets may be invested in below investment grade securities (determined at the time of investment) as described below. The Fund’s investment grade investments will at the time of investment: (i) carry a short-term rating of P-2, A-2 or F2 or higher by any of Moody’s Investors Service Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) and Fitch Ratings (“Fitch”), respectively, or the equivalent by another nationally recognized statistical rating organization (“NRSRO”); (ii) carry a long-term rating of Baa3, BBB– or BBB– or higher by any of Moody’s, S&P and Fitch, respectively, or the equivalent by another NRSRO; or (iii) if such investments are unrated, be deemed by a Sub-Adviser (as defined below) to be of comparable quality at the time of investment. The Fund may invest up to 10% of its total assets in securities that are rated below investment grade (commonly known as “high yield securities” or “junk bonds”), or are unrated securities that a Sub-Adviser determines are of comparable quality. These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.
Due to the nature of the investments in which the Fund is seeking to invest, a significant portion of the issuers of the investments in the Fund’s portfolio may be in the financials sector.
The Fund is not a money market fund and is not subject to the special regulatory requirements (including maturity and credit quality constraints) designed to enable money market funds to maintain a stable share price and to limit investment risk. In addition, shareholders are not eligible for certain simplified methods for calculating gains and losses afforded to money market mutual fund shareholders.
The Fund has flexibility to invest in derivatives and may use such instruments as substitutes for securities and other instruments in which the Fund can invest. Derivatives are instruments which have a value based on another instrument, exchange rate or index. The Fund may use futures, options, swaps, and forward contracts, as well as repurchase agreements and reverse repurchase agreements, in connection with its principal strategies in certain market conditions in order to hedge various investments, for risk management purposes and/or to increase income or gain to the Fund.
The Fund will likely engage in active and frequent trading. The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), constructs the Fund’s portfolio by allocating the Fund’s assets among investment strategies managed by one or more sub-advisers retained by the Adviser (each, a “Sub-Adviser”). The Adviser will periodically review and determine the allocations among investment strategies and may make changes to these allocations when it believes it is beneficial to the Fund. As such, the Adviser may, in its discretion, add to, delete from or modify the categories of investment strategies employed by the Fund at any time. In making allocations among investment strategies and/or in changing the categories of investment strategies employed by the Fund, the Adviser expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the Fund is exclusively designed. As such, the Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.
Each Sub-Adviser may use both its own proprietary and external research and securities selection process to manage its allocated portion of the Fund’s assets. The Adviser is responsible for determining the amount of Fund assets allocated to each Sub-Adviser. The Adviser is not required to allocate a minimum amount of Fund assets to any specific Sub-Adviser and may allocate, or re-allocate, zero Fund assets to a specific Sub-Adviser at any time. The Adviser engages the following Sub-Advisers: BlackRock Investment Management, LLC (“BlackRock”) and Pacific Investment Management Company LLC (“PIMCO”). The Adviser may adjust allocations to the Sub-Advisers at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Fund’s Sub-Advisers, the investment strategies they pursue and the portion of the Fund allocated to them, may change over time. For example, due to market conditions, the Adviser may choose not to allocate Fund assets to a Sub-Adviser or may reduce the portion of the Fund allocated to a Sub-Adviser to zero. Each Sub-Adviser is
2  |  Six Circles® Funds

responsible for deciding which securities to purchase and sell for its respective portion of the Fund and for placing orders for the Fund’s transactions. However, the Adviser reserves the right to instruct Sub-Advisers as needed on certain Fund transactions and manage a portion of the Fund’s portfolio directly, including without limitation, for portfolio hedging, to temporarily adjust the Fund’s overall market exposure or to temporarily manage assets as a result of a Sub-Adviser’s resignation or removal. Below is a summary of each current Sub-Adviser’s investment approach.
BlackRock
With respect to its allocated portion of the Fund, BlackRock primarily invests in fixed and floating-rate securities of varying maturities, such as corporate and government bonds, agency securities, instruments of U.S. and non-U.S. issuers, including emerging market securities, privately-issued securities, securitized products, including asset-backed and mortgage-backed securities (residential and commercial), structured securities, money market instruments, repurchase agreements and securities issued by investment companies. BlackRock may use derivatives such as options, futures or swap agreements to gain exposure to any or all of the foregoing types of investments. BlackRock will actively manage its portfolio and does not seek to replicate the performance of a specified index. The portfolio may have a higher portfolio turnover than portfolios that seek to replicate the performance of a specified index.
BlackRock’s portfolio management team invests across a range of assets while using a disciplined credit research process to analyze an underlying issuer’s creditworthiness and valuation. The strategy seeks to generate current income consistent with capital preservation by primarily investing in short-term, investment grade bonds.
PIMCO
With respect to its allocated portion of the Fund, PIMCO invests, under normal circumstances, mainly in a portfolio of bonds, debt securities, securitized products and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities with varying maturities, which may be represented by forwards or derivatives such as options, futures or swap agreements.
PIMCO’s strategy focuses on active management of high-quality, fixed income and cash equivalent securities to seek to preserve principal and maintain liquidity. Multiple sources of value are used to seek to generate consistent returns, which include both top-down and bottom-up strategies. Considerations of term, credit, volatility and liquidity are combined with multiple concurrent strategies to build the portfolio and potentially generate value.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the Adviser’s and/or Sub-Advisers’ expectations regarding particular instruments or markets are not met.
An investment in this Fund or any other fund is not designed to be a complete investment program. It is intended to be part of a broader investment program administered by the Adviser or its affiliates. The performance and objectives of the Fund should be evaluated only in the context of your complete investment program. The Fund is managed to take into account the investment goals of the broader investment program and therefore changes in value of the Fund may be particularly pronounced and the Fund may underperform a similar fund managed without consideration of the broader investment program. The Fund is NOT designed to be used as a stand-alone investment.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, supply chain disruptions, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult
May 1, 2026  |  3

Six Circles® Ultra Short Duration Fund (continued)
to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s or counterparty’s financial condition worsens, their credit quality may deteriorate. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Income Risk. The Fund’s income may decline when interest rates fall because the Fund may hold a significant portion of short duration securities and/or securities that have floating or variable interest rates. The Fund’s income may decline because the Fund invests in lower yielding bonds, as bonds in its portfolio mature, are near maturity or are called, or when the Fund needs to purchase additional bonds.
Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions or a lack of willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can increase the volatility of the Fund’s net asset value ("NAV") per share. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and may affect the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge some or all of its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful, including due to delays in placing trades and other operational limitations, and the use of such strategies may lower the Fund’s potential returns.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages, credit risk transfer securities and credit-linked notes issued by government-related organization that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
Collateralized mortgage obligations and stripped mortgage-backed securities, including those structured as interest-only and principal-only, are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default, as described under “Credit Risk,” for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.
4  |  Six Circles® Funds

Credit risk transfer securities and credit-linked notes are general obligations issued by a government-related organization or special purpose vehicle, respectively, and are unguaranteed. Unlike mortgage-backed securities, investors in credit risk transfer securities and credit-linked notes issued by a government-related organization have no recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to the noteholder. There can be no assurance that losses will not occur on an investment. These investments are also subject to the risks described under “Prepayment Risk.”
Debt Securities and Other Callable Securities Risk. As part of its investment strategy, the Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
Derivatives Risk. Derivatives, including futures, options, swaps and forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes the risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of a Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Derivatives also subject the Fund to liquidity risk because the liquidity of derivatives is often based on the liquidity of the underlying instruments. In addition, the possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Counterparty Risk. The Fund may have exposure to the credit risk of counterparties with which it deals in connection with the investment of its assets, whether engaged in exchange-traded or off-exchange transactions or through brokers, dealers, custodians and exchanges through which it engages. In addition, many protections afforded to cleared transactions, such as the security afforded by transacting through a clearinghouse, might not be available in connection with over-the-counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the account will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and will sustain losses.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.
May 1, 2026  |  5

Six Circles® Ultra Short Duration Fund (continued)
Sovereign Obligations Risk. The Fund may invest in securities issued by or guaranteed by sovereign governments, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty in the country at issue, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations. These securities are also subject to Foreign Securities and Emerging Markets Risk.
Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities.
The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.
Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Additionally, the Fund may have substantial difficulties exercising its legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging market countries, which can increase the risks of loss. From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company's performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or subjects to sanctions.
High Yield Securities and Loan Risk. The Fund invests in instruments including junk bonds, loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments may be subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information. The Fund will not have direct recourse against the borrower when the Fund invests in a loan participation. High yield securities and loans that are deemed to be liquid at the time of purchase may become illiquid.
Zero-Coupon Bond Risk. The market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically.
Regulation S Securities Risk. Regulation S securities may be less liquid than publicly traded securities and may not be subject to the disclosure and other investor protection requirements that would be applicable if they were publicly traded. Accordingly, Regulation S securities are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity.
Restricted and Privately Placed Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Private placements are generally subject to strict restrictions on resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if
6  |  Six Circles® Funds

Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses.
Repurchase Agreement Risk. Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.
Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.
Exchange-Traded Fund (“ETF”) and Investment Company Risk. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF’s or investment company’s investments. ETFs, investment companies and other investment vehicles that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF or closed-end fund designed to track an index may not track the index and may result in a loss. In addition, closed-end funds that trade on an exchange often trade at a price below their NAV (also known as a discount). Certain ETFs or closed-end funds traded on exchanges may be thinly-traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.
Structured Notes Risk. Structured notes are subject to interest rate risk and credit risk. The price of structured notes may be very volatile, and such notes may have a limited trading market, making it difficult to value them or sell them at an acceptable price. The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity.
To-Be-Announced (“TBA”) Transactions Risk. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to the settlement date or if the counterparty does not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. TBA transactions involve counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund’s returns.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Municipal Obligations and Securities Risk. Because the Fund may invest in municipal obligations, including municipal securities, the Fund may be susceptible to political, legislative, economic,
May 1, 2026  |  7

Six Circles® Ultra Short Duration Fund (continued)
regulatory, tax or other factors affecting issuers of these municipal obligations, such as state and local governments and their agencies. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.
Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.
The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. In addition, changes in U.S. federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may result in a significant decline in the values of such municipal obligations.
Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments. While interest earned on municipal obligations is generally not subject to federal income tax, any interest earned on taxable municipal obligations is fully taxable at the federal level and may be subject to state and/or local income tax.
In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.
Collateralized Loan Obligations Risk. Collateralized loan obligations (“CLOs”) are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CLO in which the Fund invests. CLOs also carry risks including, but not limited to, interest rate risk and credit risk. For example, a liquidity crisis in the credit markets could cause substantial fluctuations in prices for leveraged loans and limited liquidity for such instruments. When the Fund invests in CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CLO’s expenses.
High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
LIBOR Discontinuance Risk. The London Interbank Offering Rate (“LIBOR”) was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on a number of factors, including that LIBOR and other interbank offering rates (“IBORs”) may no longer be representative of the underlying markets and, as a result, publication of all LIBOR settings has ceased. New or alternative reference rates have since been used in place of LIBOR. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR,” which is intended to replace U.S. dollar LIBOR and measures the cost of U.S dollar overnight borrowings collateralized by treasuries) and the Sterling Overnight Index Average rate (“SONIA,” which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). Markets are slowly developing in response to these new rates. As a result of the benchmark reforms, the Adviser, Sub-Advisers, and the Funds have generally transitioned to successor or alternative reference rates as necessary. Although the transition process away from IBORs for most instruments has been completed, there is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, which may affect the value, volatility, liquidity, or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions, and entering into new trades. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments.
8  |  Six Circles® Funds

Moreover, certain aspects of the transition from IBORs will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; no assurances can be given as to the impact of the transition away from LIBOR on a Fund or its investments. These risks may also apply with respect to changes in connection with other IBORs (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.
Non-Money Market Fund Risk. The Fund is not a money market fund. Therefore, the Fund does not attempt to maintain a stable net asset value and is not subject to the rules that govern the diversity, quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the Fund’s investments. Unlike certain money market funds, the Fund’s net asset value per share will fluctuate. In addition, shareholders are not eligible for certain simplified methods for calculating gains and losses afforded to money market mutual fund shareholders.
Management Risk. The Fund is subject to management risk. Each Sub-Adviser and its portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment decisions for its allocated portion of the Fund, but there can be no guarantee that these decisions will produce the desired results. In addition, legislative, regulatory or tax developments may affect the investment techniques available to each Sub-Adviser in connection with managing its allocated portions of the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Multi-Manager Risk. The Fund’s performance depends on the skill of the Adviser in selecting, overseeing, and allocating Fund assets to the Sub-Advisers. The Sub-Advisers’ investment styles may not always be complementary. The Sub-Advisers operate independently (e.g., make investment decisions independently of one another), and may make decisions that conflict with each other. For example, it is possible that a Sub-Adviser may purchase a security for the Fund at the same time that another Sub-Adviser sells the same security, resulting in higher transaction costs without accomplishing any net investment result; or that several Sub-Advisers purchase the same security at the same time, without aggregating their transactions, resulting in higher transaction costs. The Fund’s Sub-Advisers may underperform the market generally, underperform other investment managers that could have been selected for the Fund and/or underperform private investment funds with similar strategies managed by the Sub-Advisers. Subject to the overall supervision of the Fund’s investment program by the Fund’s Adviser, each Sub-Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.
Allocation Risk. The Fund’s ability to achieve its investment objective depends upon the Adviser’s ability to select the optimum mix of underlying exposures in light of market conditions. There is a risk that the Adviser’s evaluations and assumptions regarding the investment strategies may be incorrect in view of actual market conditions.
Convertible Securities and Contingent Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible securities may be lower-rated securities subject to greater levels of credit risk.
Bank Loan Risk. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by borrowers with loan terms nor any set-off rights, and the Fund may not benefit directly from any posted collateral. As a result, the Fund may be subject to the credit risk of both the borrower and the lender selling the participation. Bank loan transactions may take more than seven days to settle, meaning that proceeds would be unavailable to make additional investments or meet redemptions.
Large Shareholder Risk. To the extent a large proportion of shares are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser or its affiliates have investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser or its affiliates.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from year to year since the Fund’s inception (i.e., for the past seven calendar years). The table shows the average annual total returns for the past one year, five years and life of the Fund. The table compares that performance to the Bloomberg 1-3 Month U.S. Treasury Bill Index. Past performance (before and after taxes) is not necessarily an
May 1, 2026  |  9

Six Circles® Ultra Short Duration Fund (continued)
indication of how the Fund will perform in the future. Updated performance information is available by visiting www.sixcirclesfunds.com or by calling 1-212-464-2070.
YEAR-BY-YEAR RETURNS

7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2.84%
2.05%
0.15%
0.06%
5.82%
5.96%
4.82%
2019
2020
2021
2022
2023
2024
2025

Best Quarter	2nd quarter, 2020	1.96%
Worst Quarter	1st quarter, 2022	-0.84%

The Fund’s year-to-date return	through	3/31/26	was	0.69%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2025)
	Past	Past	Life of Fund Since
	1 Year	5 Years	7/9/18
FUND
Return Before Taxes	4.82%	3.33%	2.97%
Return After Taxes on Distributions	2.95	1.96	1.77
Return After Taxes on Distributions and Sale of Fund Shares	2.80	1.95	1.75
BLOOMBERG U.S. AGGREGATE TOTAL RETURN VALUE UNHEDGED USD INDEX (Reflects No Deduction for Fees, Expenses or Taxes)	7.30	-0.36	2.06
BLOOMBERG 1-3 MONTH U.S. TREASURY BILL INDEX (Reflects No Deduction for Fees, Expenses or Taxes)	4.29	3.24	2.66
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser
J.P. Morgan Private Investments Inc.
Portfolio Manager	Managed Fund Since	Primary Title with Adviser
Richard Madigan	Inception	Managing Director and Chief Investment Officer
Jeffrey Gaffney	Inception	Managing Director
Michael Gray	Inception	Managing Director
Jeffrey Eshleman	2024	Managing Director
Jesse Rosenblum	2026	Executive Director
Sub-Advisers
The Adviser allocates Fund assets for each investment strategy to Sub-Advisers, which allocations may be adjusted or eliminated at any time. BlackRock and PIMCO are the current Sub-Advisers to the Fund.
BlackRock
Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Akiva Dickstein	2020	Managing Director
Scott MacLellan, CFA, CMT	2020	Managing Director
Siddarth Mehta	2025	Director
Amanda Liu, CFA	2025	Director
PIMCO
Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Jerome Schneider	Inception	Managing Director
Nathan Chiaverini	2026	Senior Vice President and Portfolio Manager
Purchase and Sale of Fund Shares
The Fund is designed exclusively for investors participating in investment advisory programs, trusts or pooled investment vehicles managed by JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates (each, a “JPM Program”). Fund shares may only be purchased through a JPM Program by a JPM Program representative acting on your behalf. Fund shares may be purchased or redeemed on any business day. For purposes of this prospectus, commingled investment vehicles and other pooled investment vehicles, such
10  |  Six Circles® Funds

as registered investment companies, advised by the Adviser or its affiliates are considered to be participating in a JPM Program and are therefore eligible to invest in the Fund.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when an investor’s investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case the investor may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
May 1, 2026  |  11

Six Circles® Tax Aware Intermediate Duration Fund
Ticker: CUTAX
What is the goal of the Fund?
The Fund seeks to provide after-tax total return.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1,2]	0.25%
Distribution (Rule 12b-1) Fees	None
Other Expenses[3]	0.05%
Total Annual Fund Operating Expenses	0.30%
Fee Waiver and Expense Reimbursement[1,2,4]	(0.12)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[1,2,4]	0.18%
1
The Fund’s adviser, J.P. Morgan Private Investments Inc. (“JPMPI”) and/or its affiliates have contractually agreed through at least April 30, 2027 to waive any management fees that exceed the aggregate management fees the adviser is contractually required to pay the Fund’s sub-advisers. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. JPMPI may terminate the waiver, under its terms, effective upon the end of the then-current term, by providing at least ninety (90) days prior written notice to the Six Circles Trust. The waiver may not otherwise be terminated by JPMPI without the consent of the Board of Trustees of the Six Circles Trust, which consent will not be unreasonably withheld. Such waivers are not subject to reimbursement by the Fund.
2
Additionally, the Fund’s adviser has contractually agreed through at least April 30, 2027 to reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.40% of the average daily net assets of the Fund (the “Expense Cap”). An expense reimbursement by the Fund’s adviser is subject to repayment by the Fund only to the extent it can be made within thirty-six months following the date of such reimbursement by the adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements by the adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the adviser or at the time of repayment by the Fund. This expense reimbursement is in effect through April 30, 2027, at which time the adviser and/or its affiliates will determine whether to renew or revise it.
3
“Other Expenses” are based on actual expenses incurred in the most recent fiscal year.
4
“Fee Waiver and Expense Reimbursement” and “Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement” amounts shown in the table above have been restated to reflect current sub-advisory fees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through April 30, 2027 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	18	84	157	369
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 45.80% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund is designed to provide after-tax total return by actively investing mainly in fixed income securities of varying maturities. The Fund’s portfolio consists of a variety of strategies providing, in normal market conditions, exposure across mainly (but not necessarily exclusively) municipal bonds with varying maturity ranges. While the Fund may invest in securities with various maturities, under normal market conditions, the Fund will seek to maintain a weighted average effective portfolio duration between 3 and 8 years. Under certain market conditions such as in periods of significant volatility in interest rates and spreads, the Fund’s weighted average effective portfolio duration may be shorter than 3 years or longer than 8 years.
WHAT IS DURATION?
Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. Generally, the higher a debt security’s duration, the greater its price sensitivity to a change in interest rates. For instance, a duration of three years means that a security’s or portfolio’s price would be expected to decrease by
approximately 3% with a 1% increase in interest rates
(assuming a parallel shift in yield curve). In contrast to
duration, maturity measures only the time until final payment is due. Investors should be aware that effective duration is not an exact measurement and may not predict a particular
security’s sensitivity to changes in interest rates.

12  |  Six Circles® Funds

Prior to May 1, 2026, the Fund had a different investment objective and pursued different investment strategies. As such, for a period of time following this date the Fund may not be invested consistent with its investment strategies or investment approach while the Fund realigns its portfolio in a manner consistent with the investment objective and strategies set forth above and elsewhere in this Prospectus. While the portfolio is being repositioned, the Fund also may have a shorter average duration than after the repositioning is complete (including potentially less than 3 years).
Under normal circumstances, the Fund invests at least 50% of its total assets in municipal securities, the income from which is exempt from federal income tax. The Fund also may invest in taxable instruments.
Municipal securities are securities issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities and other groups with the authority to act for the municipalities, the interest on which, if any, is exempt from federal income tax but may be subject to the federal alternative minimum tax for individuals. Municipal securities may have fixed, variable or floating interest rates and may include, but are not limited to, variable rate demand obligations, short-term municipal notes, municipal bonds (including revenue bonds), municipal whole loans, tax exempt commercial paper, zero-coupon securities, private activity and industrial development bonds, municipal lease obligations, tax anticipation notes, participations in pools of municipal securities, municipal mortgage-backed and asset-backed securities (including collateralized mortgage obligations), auction rate securities, callable bonds, securitized products, and restricted securities. The Fund may also invest in money market instruments. The portion of the Fund not invested in municipal securities may include investments in bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public-or private-sector entities, including emerging market securities, and investments in investment companies, including open-end, closed-end and exchange-traded funds.
Municipal securities may also include instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal securities, such as tender option bonds and participation interests in all or part of specific holdings of municipal obligations, provided that the applicable issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax. Additionally, municipal securities include all other instruments that directly or indirectly provide economic exposure to income which is derived from municipalities.
While the Fund intends to generate tax-exempt income through its municipal securities investments, it may generate taxable income and gains through investments in non-tax exempt securities and through sales of both tax-exempt and non-tax exempt securities. Also, although interest on municipal securities is exempt from federal income tax, interest on certain bonds may be subject to the federal alternative minimum tax for individuals.
The Fund also may invest in taxable securities, including but not limited to corporate bonds, asset-backed and mortgage-related securities, privately-issued (Rule 144A) securities, loan assignments and participations, U.S. government and agency securities and similar instruments issued by various public- or private-sector entities in the United States and its territories and possessions, including U.S. Treasuries, securities issued by investment companies, including open-end, closed-end and exchange-traded funds, and other pooled investment vehicles, which may include private funds.
Most of the Fund’s investments will be investment grade at the time of investment, although up to 20% of the Fund’s total assets may be invested in below investment grade securities as described below. The Fund’s investment grade investments will at the time of investment: (i) carry a short-term rating of P-2, A-2 or F2 or higher by any of Moody’s Investors Service Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) and Fitch Ratings (“Fitch”), respectively, or the equivalent by another nationally recognized statistical rating organization (“NRSRO”); (ii) carry a long-term rating of Baa3, BBB– or BBB– or higher by any of Moody’s, S&P and Fitch, respectively, or the equivalent by another NRSRO; or (iii) if such investments are unrated, deemed by a Sub-Adviser (as defined below) to be of comparable quality at the time of purchase. The Fund may invest up to 20% of its total assets in securities that are rated below investment grade (commonly known as “high yield securities” or “junk bonds”), or are unrated securities that a Sub-Adviser determines are of comparable quality. Below investment grade securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.
The Fund has flexibility to invest in derivatives and may use such instruments to manage duration, sector and yield curve exposure, credit quality, credit and spread volatility and/or as substitutes for securities and other instruments in which the Fund can invest. Derivatives are instruments which have a value based on another instrument, exchange rate or index. The Fund may use futures, options, swaps, and forward contracts, as well as repurchase agreements and reverse repurchase agreements, in connection with its principal strategies in certain market conditions in order to hedge various investments, for risk management purposes and/or to increase income or gain to the Fund.
The Fund will likely engage in active and frequent trading. The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
May 1, 2026  |  13

Six Circles® Tax Aware Intermediate Duration Fund (continued)
J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), constructs the Fund’s portfolio by allocating the Fund’s assets among investment strategies managed by one or more sub-advisers retained by the Adviser (each, a “Sub-Adviser”). The Adviser will periodically review and determine the allocations among investment strategies and may make changes to these allocations when it believes it is beneficial to the Fund. As such, the Adviser may, in its discretion, add to, delete from or modify the categories of investment strategies employed by the Fund at any time. In making allocations among investment strategies and/or in changing the categories of investment strategies employed by the Fund, the Adviser expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the Fund is exclusively designed. As such, the Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.
Each Sub-Adviser may use both its own proprietary and external research and securities selection process to manage its allocated portion of the Fund’s assets. The Adviser is responsible for determining the amount of Fund assets allocated to each Sub-Adviser. The Adviser is not required to allocate a minimum amount of Fund assets to any specific Sub-Adviser and may allocate, or re-allocate, zero Fund assets to a specific Sub-Adviser at any time. The Adviser engages the following Sub-Advisers: Insight North America LLC (“Insight”) and Pacific Investment Management Company LLC (“PIMCO”). The Adviser may adjust allocations to the Sub-Advisers at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Fund’s Sub-Advisers, the investment strategies they pursue and the portion of the Fund allocated to them, may change over time. For example, due to market conditions, the Adviser may choose not to allocate Fund assets to a Sub-Adviser or may reduce the portion of the Fund allocated to a Sub-Adviser to zero. Each Sub-Adviser is responsible for deciding which securities to purchase and sell for its respective portion of the Fund and for placing orders for the Fund’s transactions. However, the Adviser reserves the right to instruct Sub-Advisers as needed on certain Fund transactions and manage a portion of the Fund’s portfolio directly, including without limitation, for portfolio hedging, to temporarily adjust the Fund’s overall market exposure or to temporarily manage assets as a result of a Sub-Adviser’s resignation or removal. The Fund expects that, when making allocation and investment decisions for the Fund, the Adviser and Sub-Advisers may take into account tax treatment as one of a number of factors relevant to the decision. In making such a decision, the Adviser and Sub-Advisers may determine that other factors are more important than tax treatment and thus cause the Fund to invest in investments that are not tax exempt. Below is a summary of each current Sub-Adviser’s investment approach.
Insight
With respect to its allocated portion of the Fund, Insight normally invests substantially all of the net assets allocated to it in municipal bonds that provide income exempt from federal personal income tax. Insight may temporarily invest in taxable bonds.
Insight focuses on using fundamental credit analysis to identify undervalued sectors and securities as well as opportunities in the municipal bond market arising from pricing inefficiencies in changing economic environments. Insight also seeks to identify relative value across various bond sectors, such as pre-refunded bonds, general obligation bonds, and revenue bonds.
Insight takes a pragmatic, long term approach to investing to seek to identify bonds that are attractive, while taking into account risk. Insight uses four key inputs – relative value, credit quality, bond structure, and market opportunities – to identify target exposures and specific investments for the Fund.
PIMCO
With respect to its allocated portion of the Fund, PIMCO’s municipal bond portfolio will seek to generate tax-efficient income and maximize after-tax risk-adjusted total returns. In employing investment strategies to maximize risk-adjusted total returns, PIMCO practices strategy diversification. Through relying on multiple sources of value, PIMCO seeks to generate strong risk-adjusted total return record with a high degree of consistency relative to the benchmark (though there can be no assurances that PIMCO will achieve these objectives). PIMCO also seeks to add value through “top down” strategies, such as interest rate exposure, yield curve positioning, sector rotation and yield volatility.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the Adviser’s and/or Sub-Advisers’ expectations regarding particular instruments or markets are not met.
An investment in this Fund or any other fund is not designed to be a complete investment program. It is intended to be part of a broader investment program administered by the Adviser or its affiliates. The performance and objectives of the Fund should be evaluated only in the context of your complete investment program. The Fund is managed to take into account the investment goals of the broader investment program and therefore changes in value of the Fund may be particularly pronounced and the Fund may underperform a similar fund managed without consideration of the broader investment program. The Fund is NOT designed to be used as a stand-alone investment.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
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General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, supply chain disruptions, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Municipal Obligations and Securities Risk. Because the Fund may invest in municipal obligations, including municipal securities, the Fund may be susceptible to political, legislative, economic, regulatory, tax or other factors affecting issuers of these municipal obligations, such as state and local governments and their agencies. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.
Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.
The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. In addition, changes in U.S. federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may result in a significant decline in the values of such municipal obligations.
Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments. While interest earned on municipal obligations is generally not subject to federal income tax, any interest earned on taxable municipal obligations is fully taxable at the federal level and may be subject to state and/or local income tax.
In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s or counterparty’s financial condition worsens, their credit quality may deteriorate. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the
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Six Circles® Tax Aware Intermediate Duration Fund (continued)
credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Income Risk. The Fund’s income may decline when interest rates fall because the Fund may hold a significant portion of short duration securities and/or securities that have floating or variable interest rates. The Fund’s income may decline because the Fund invests in lower yielding bonds, as bonds in its portfolio mature, are near maturity or are called, or when the Fund needs to purchase additional bonds.
High Yield Securities and Loan Risk. The Fund invests in instruments including junk bonds, loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments may be subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information. The Fund will not have direct recourse against the borrower when the Fund invests in a loan participation. High yield securities and loans that are deemed to be liquid at the time of purchase may become illiquid.
Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions or a lack of willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can increase the volatility of the Fund’s NAV per share. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and may affect the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge some or all of its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful, including due to delays in placing trades and other operational limitations, and the use of such strategies may lower the Fund’s potential returns.
Sovereign Obligations Risk. The Fund may invest in securities issued by or guaranteed by sovereign governments, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty in the country at issue, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations. These securities are also subject to Foreign Securities and Emerging Markets Risk.
Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities.
The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established economies
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than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.
Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Additionally, the Fund may have substantial difficulties exercising its legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging market countries, which can increase the risks of loss. From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company's performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or subjects to sanctions.
Zero-Coupon Bond Risk. The market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically.
Restricted and Privately Placed Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Private placements are generally subject to strict restrictions on resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages, credit risk transfer securities and credit-linked notes issued by government-related organization that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
Collateralized mortgage obligations and stripped mortgage-backed securities, including those structured as interest-only and principal-only, are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default, as described under “Credit Risk,” for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.
Credit risk transfer securities and credit-linked notes are general obligations issued by a government-related organization or special purpose vehicle, respectively, and are unguaranteed. Unlike mortgage-backed securities, investors in credit risk transfer securities and credit-linked notes issued by a government-related organization have no recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to the noteholder. There can be no assurance that losses will not occur on an investment. These investments are also subject to the risks described under “Prepayment Risk.”
Municipal Project Housing-Related (Municipal Whole Loans) Risk. The Fund may invest in the bonds of projects focused on low-income, affordable or other housing developments and businesses located in low-income areas or invest in or originate loans that finance or are generally related to such projects.
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Six Circles® Tax Aware Intermediate Duration Fund (continued)
There are significant risks associated with the Fund’s investment in the bonds of these types of projects and loans related to such projects. There may be federal, state and local governmental regulatory restrictions on the operation, rental and transfer of these projects, such as the requirement that the owners of these affordable housing developments rent or sell certain residential units to persons or families of low or moderate income and that the amount of rent that may be charged for these units may be less than market rates. These restrictions may adversely affect economic performance relative to properties that are not subject to these restrictions. There are also no assurances that a project owner will be able to achieve and maintain sufficient rental income in or the Fund’s investment in such municipal project housing-related securities may be heightened due to the possibility of reduced tax or other revenue available to issuers of municipal project housing-related securities causing an increase of budgetary and financial pressure on either the municipality or other issuers of municipal securities.
Loan Participations and Assignments Risk. The Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of all or portions of such loans. Participations and assignments involve special types of risk, including extension risk, prepayment risk, credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. In addition, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and a Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments or redemptions occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-linked securities, such as Treasury Inflation Protected Securities, are adjusted periodically to a specified rate of inflation (e.g., Non-Seasonally
Adjusted Consumer Price Index for all Urban Consumers (“CPI-U”)). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.
Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.
Structured Municipal Product Risk. Structured municipal products, such as tender option bonds, involve structural complexities and potential risks that may not be present where a municipal security is owned directly. These enhanced risks may include additional counterparty risk (the risk that the counterparty will not fulfill its contractual obligations) and call risk (the risk that the instruments will be called and the proceeds may need to be reinvested). Additionally, an active trading market for such instruments may not exist. To the extent that a structured municipal product provides a put, the Fund may receive a lower interest rate in return for such feature and will be subject to the risk that the put provider will be unable to honor the put feature (purchase the security). Finally, short-term municipal or tax-exempt structured products may present tax issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.
Debt Securities and Other Callable Securities Risk. As part of its investment strategy, the Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will
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fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
Bank Loan Risk. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by borrowers with loan terms nor any set-off rights, and the Fund may not benefit directly from any posted collateral. As a result, the Fund may be subject to the credit risk of both the borrower and the lender selling the participation. Bank loan transactions may take more than seven days to settle, meaning that proceeds would be unavailable to make additional investments or meet redemptions.
Impairment of Collateral Risk. The value of collateral securing a debt instrument could decline, be insufficient to satisfy the obligation or be difficult to liquidate. The Fund’s access to the collateral could be limited by bankruptcy or by the type of loan it purchases. As a result, a collateralized debt instrument may not be fully collateralized and can decline significantly in value.
Derivatives Risk. Derivatives, including futures, options, swaps and forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes the risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of a Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Derivatives also subject the Fund to liquidity risk because the liquidity of derivatives is often based on the liquidity of the underlying instruments. In addition, the possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Counterparty Risk. The Fund may have exposure to the credit risk of counterparties with which it deals in connection with the investment of its assets, whether engaged in exchange-traded or off-exchange transactions or through brokers, dealers, custodians and exchanges through which it engages. In addition, many protections afforded to cleared transactions, such as the security afforded by transacting through a clearinghouse, might not be available in connection with over-the-counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the account will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and will sustain losses.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.
Repurchase Agreement Risk. Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.
Auction Rate Securities Risk. The auction rate municipal securities the Fund will purchase will typically have a long-term nominal maturity for which the interest rate is regularly reset through a “Dutch” auction. The interest rate set by the auction is the lowest interest rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities, which may adversely affect the liquidity and price of auction rate securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security.
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Six Circles® Tax Aware Intermediate Duration Fund (continued)
Exchange-Traded Fund (“ETF”) and Investment Company Risk. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF’s or investment company’s investments. ETFs, investment companies and other investment vehicles that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF or closed-end fund designed to track an index may not track the index and may result in a loss. In addition, closed-end funds that trade on an exchange often trade at a price below their NAV (also known as a discount). Certain ETFs or closed-end funds traded on exchanges may be thinly-traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.
Tax Aware Investing Risk. The Fund’s tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pretax income. Managing the Fund to maximize after-tax returns may also potentially have a negative effect on the Fund’s performance. Because tax consequences are considered in managing the Fund, the Fund’s pre-tax performance may be lower than that of a similar fund that is not tax-managed. Even though tax aware strategies are being used, they may not reduce the amount of taxable income and capital gains distributed by the Fund to shareholders, or the amount of Fund distributions that are taxable at ordinary income rates.
Taxability Risk. The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable or there may be unfavorable changes in tax laws or noncompliant conduct of a securities issuer that may cause income from all or certain municipal securities to be taxable. In such event, the value of such securities would likely fall, hurting the Fund’s performance. In addition, all or a portion of the Fund’s distributions that otherwise would have been exempt interest distributions would be treated as taxable distributions.
Alternative Minimum Tax Risk. The Fund may invest in securities, the interest on which may be subject to the federal alternative minimum tax.
Municipal Securities Concentration Risk. The Fund may invest more than 25% of its total assets in municipal securities where the issuer is regarded as a state, city, municipality or other public authority or in municipal securities with governmental guarantees or in housing authority obligations. As a result, the Fund could be more susceptible to developments which affect those obligations.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
LIBOR Discontinuance Risk. The London Interbank Offering Rate (“LIBOR”) was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. After
20  |  Six Circles® Funds

the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on a number of factors, including that LIBOR and other interbank offering rates (“IBORs”) may no longer be representative of the underlying markets and, as a result, publication of all LIBOR settings has ceased. New or alternative reference rates have since been used in place of LIBOR. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR,” which is intended to replace U.S. dollar LIBOR and measures the cost of U.S dollar overnight borrowings collateralized by treasuries) and the Sterling Overnight Index Average rate (“SONIA,” which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). Markets are slowly developing in response to these new rates. As a result of the benchmark reforms, the Adviser, Sub-Advisers, and the Funds have generally transitioned to successor or alternative reference rates as necessary. Although the transition process away from IBORs for most instruments has been completed, there is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, which may affect the value, volatility, liquidity, or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions, and entering into new trades. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. Moreover, certain aspects of the transition from IBORs will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; no assurances can be given as to the impact of the transition away from LIBOR on a Fund or its investments. These risks may also apply with respect to changes in connection with other IBORs (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.
To-Be-Announced (“TBA”) Transactions Risk. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to the settlement date or if the counterparty does not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. TBA transactions involve counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund’s returns.
Management Risk. The Fund is subject to management risk. Each Sub-Adviser and its portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment decisions for its allocated portion of the Fund, but there can be no guarantee that these decisions will produce the desired results. In addition, legislative, regulatory or tax developments may affect the investment techniques available to each Sub-Adviser in connection with managing its allocated portions of the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Allocation Risk. The Fund’s ability to achieve its investment objective depends upon the Adviser’s ability to select the optimum mix of underlying exposures in light of market conditions. There is a risk that the Adviser’s evaluations and assumptions regarding the investment strategies may be incorrect in view of actual market conditions.
Multi-Manager Risk. The Fund’s performance depends on the skill of the Adviser in selecting, overseeing, and allocating Fund assets to the Sub-Advisers. The Sub-Advisers’ investment styles may not always be complementary. The Sub-Advisers operate independently (e.g., make investment decisions independently of one another), and may make decisions that conflict with each other. For example, it is possible that a Sub-Adviser may purchase a security for the Fund at the same time that another Sub-Adviser sells the same security, resulting in higher transaction costs without accomplishing any net investment result; or that several Sub-Advisers purchase the same security at the same time, without aggregating their transactions, resulting in higher transaction costs. The Fund’s Sub-Advisers may underperform the market generally, underperform other investment managers that could have been selected for the Fund and/or underperform private investment funds with similar strategies managed by the Sub-Advisers. Subject to the overall supervision of the Fund’s investment program by the Fund’s Adviser, each Sub-Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.
Large Shareholder Risk. To the extent a large proportion of shares are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser or its affiliates have investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser or its affiliates.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from year to year since the Fund’s inception (i.e., for the past seven calendar years). The table shows the average annual total returns for the past one year, five years and life of the Fund. The table compares that performance to the iMoneyNet Tax-Free National Institutional Money Market
May 1, 2026  |  21

Six Circles® Tax Aware Intermediate Duration Fund (continued)
Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.sixcirclesfunds.com or by calling 1-212-464-2070.
YEAR-BY-YEAR RETURNS

5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
-1.00%
-2.00%
1.98%
1.81%
0.08%
-0.36%
3.84%
3.74%
3.69%
2019
2020
2021
2022
2023
2024
2025

Best Quarter	4th quarter, 2023	1.71%
Worst Quarter	1st quarter, 2022	-0.89%

The Fund’s year-to-date return	through	3/31/26	was	0.43%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2025)
	Past	Past	Life of Fund Since
	1 Year	5 Years	7/9/18
FUND
Return Before Taxes	3.69%	2.18%	2.03%
Return After Taxes on Distributions	3.10	1.72	1.59
Return After Taxes on Distributions and Sale of Fund Shares	2.93	1.76	1.61
BLOOMBERG MUNICIPAL BOND INDEX TOTAL RETURN INDEX VALUE UNHEDGED USD (Reflects No Deduction for Fees, Expenses or Taxes)	4.25	0.80	2.39
BLOOMBERG 1-15 YEAR MUNICIPAL BOND INDEX[1] (Reflects No Deduction for Fees, Expenses or Taxes)	5.18	1.16	2.45
1
As a result of a change to the Fund’s name, investment objective and investment strategy on May 1, 2026, the Fund has changed its secondary benchmark from the iMoney Tax-Free National Institutional Money Market Index to the Bloomberg 1-15 Year Municipal Bond Index. Performance displayed for periods prior to May 1, 2026 reflects the performance of the
Fund under its previous name, investment objective and investment strategy.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser
J.P. Morgan Private Investments Inc.
Portfolio Manager	Managed Fund Since	Primary Title with Adivser
Richard Madigan	Inception	Managing Director and Chief Investment Officer
Jeffrey Gaffney	Inception	Managing Director
Michael Gray	Inception	Managing Director
Jeffrey Eshleman	2024	Managing Director
Jesse Rosenblum	2026	Executive Director
Sub-Advisers
The Adviser allocates Fund assets for each investment strategy to Sub-Advisers, which allocations may be adjusted or eliminated at any time. Insight and PIMCO are the current Sub-Advisers to the Fund.
Insight
Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Daniel Marques	Inception	Senior Portfolio Manager
Jeffrey Burger	Inception	Senior Portfolio Manager
Mary Collette O’Brien	2026	Senior Portfolio Manager
PIMCO
Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
David Hammer	2026	Managing Director
Kyle Christine	2026	Executive Vice President
Purchase and Sale of Fund Shares
The Fund is designed exclusively for investors participating in investment advisory programs, trusts or pooled investment vehicles managed by JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates (each, a “JPM Program”). Fund shares may only be purchased through a JPM
22  |  Six Circles® Funds

Program by a JPM Program representative acting on your behalf. Fund shares may be purchased or redeemed on any business day. For purposes of this prospectus, commingled investment vehicles and other pooled investment vehicles, such as registered investment companies, advised by the Adviser or its affiliates are considered to be participating in a JPM Program and are therefore eligible to invest in the Fund.
Tax Information
The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however, the Fund may distribute taxable dividends, including distributions of short-term capital gains and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes. When an investor’s investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, the investor may be subject to federal income tax on ordinary income or capital gains upon withdrawal from the tax-advantaged investment plan.
May 1, 2026  |  23

Six Circles® U.S. Unconstrained Equity Fund
Ticker: CUSUX
What is the goal of the Fund?
The Fund seeks to provide capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1,2]	0.25%
Distribution (Rule 12b-1) Fees	None
Other Expenses[3]	0.01%
Total Annual Fund Operating Expenses	0.26%
Fee Waiver and Expense Reimbursement[1,2]	(0.21)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[1,2]	0.05%
1
The Fund’s adviser, J.P. Morgan Private Investments Inc. (“JPMPI”) and/or its affiliates have contractually agreed through at least April 30, 2027 to waive any management fees that exceed the aggregate management fees the adviser is contractually required to pay the Fund’s sub-advisers. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. JPMPI may terminate the waiver, under its terms, effective upon the end of the then-current term, by providing at least ninety (90) days prior written notice to the Six Circles Trust. The waiver may not otherwise be terminated by JPMPI without the consent of the Board of Trustees of the Six Circles Trust, which consent will not be unreasonably withheld. Such waivers are not subject to reimbursement by the Fund.
2
Additionally, the Fund’s adviser has contractually agreed through at least April 30, 2027 to reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.45% of the average daily net assets of the Fund (the “Expense Cap”). An expense reimbursement by the Fund’s adviser is subject to repayment by the Fund only to the extent it can be made within thirty-six months following the date of such reimbursement by the adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements by the adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the adviser or at the time of repayment by the Fund. This expense reimbursement is in effect through April 30, 2027, at which time the adviser and/or its affiliates will determine whether to renew or revise it.
3
“Other Expenses” are based on actual expenses incurred in the most recent fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through April 30, 2027 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	5	62	125	310
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 61.09% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings) in equity securities issued by U.S. companies and other instruments with economic characteristics similar to equity securities issued by U.S. companies. Equity securities include common stock, preferred stock and securities or other instruments whose price is linked to the value of common or preferred stock. The Fund is generally unconstrained by any particular capitalization, style or industry sector. The Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”) that own and/or manage properties. From time to time, the Fund may also use derivatives, including futures, forward contracts and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference), to manage short-term liquidity and/or as substitutes for comparable market positions in the securities in the applicable Indexes (as defined below). For purposes of this 80% investment policy, the Fund will treat an investment in derivatives as an investment in the securities underlying such derivatives and will value such derivatives at market value.
The Fund will provide shareholders with at least 60 days’ prior notice of any change to its 80% investment policy.
The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended. A non-diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers.
The Fund will likely engage in active and frequent trading. The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
24  |  Six Circles® Funds

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), primarily seeks to achieve the Fund’s investment objective by actively allocating and reallocating the Fund’s assets among equity securities (or other instruments with economic characteristics similar to equity securities) in various U.S. industrial or economic sectors or sub-sectors (such as, by way of example only, companies in the automotive or health care sector) that the Adviser believes provide attractive investment opportunities at that time. In doing so, the Adviser is not limited to any specific sectors and may choose to allocate and reallocate the Fund’s assets among any sectors or sub-sectors the Adviser chooses at the time. In order to implement its allocation decisions, the Adviser selects various publicly available equity indexes (such as an index of the largest U.S. companies), or specific portions (sub-indexes) of such an index (such as the automotive sector within the larger index) (together, the “Indexes”), that represent the sectors to which the Adviser desires to allocate the Fund’s assets. Generally, an Index will represent a certain industry, geographic region or other sector component of a publicly available U.S. equity index.
Once the Adviser has selected the desired Indexes, it determines how much of the Fund’s assets to allocate or reallocate to each Index and instructs the Fund’s current sub-adviser, BlackRock Investment Management, LLC (the “Sub-Adviser” or “BlackRock”), to invest the allocated assets in a manner that seeks to replicate the investment performance of the respective Indexes. We refer to an allocation of the Fund’s assets to a specific Index as an “indexed investment strategy.” As discussed in more detail below, BlackRock then seeks to manage each indexed investment strategy in a manner that will replicate the investment performance of the respective Index. The Adviser, depending on its investment views, may regularly allocate and reallocate the Fund’s assets among different or new indexed investment strategies and may cease allocating to existing indexed investment strategies. The Fund’s assets may be allocated to multiple indexed investment strategies at any time.
In addition to allocating and reallocating the Fund’s assets among one or more indexed investment strategies, the Adviser may also select securities of specific individual companies for the Fund to purchase or sell on an ongoing basis and the amount of the Fund’s assets to allocate to such securities. We refer collectively to the securities selected by the Adviser in this manner as the “Custom U.S. Equity Sleeve.” When the Adviser makes individual security selections in this manner for the Custom U.S. Equity Sleeve, the securities will be publicly traded large capitalization U.S. equity securities and the securities may represent a variety of U.S. sectors, sub-sectors or industries. These individual securities in the Custom U.S. Equity Sleeve will be selected by the Adviser based on its investment analysis in order to assist with portfolio construction, risk management, liquidity considerations or a combination thereof. For example, the Adviser may determine to invest in a specific security within a broader Index, if it believes doing so would be preferable from an investment perspective to investing in all of the companies within that Index. In order to implement these individual security selections within the Custom U.S. Equity Sleeve, the Adviser then directs the Sub-Adviser to invest a specified allocation of the Fund’s assets so as to replicate the investment performance of the identified securities within the Custom U.S. Equity Sleeve. Currently, under normal market conditions, the Custom U.S. Equity Sleeve is not expected to constitute more than 45% of the Fund’s total assets. The Adviser is not obligated to select individual securities or to maintain a Custom U.S. Equity Sleeve and may allocate the Fund’s assets solely among indexed investment strategies.
In allocating the assets of the Fund among indexed investment strategies, or selecting individual securities within the Custom U.S. Equity Sleeve, the Adviser generally makes investment decisions based on a combination of financial analysis of individual companies, industries, sectors and geographies, such as financial modeling and individual company research. The Adviser also incorporates into its investment process macro-economic considerations, factors and trends, as well as analysis of risk, liquidity, potential for tracking error and other portfolio construction factors. The Adviser may, in its discretion, add to, delete from or modify the categories of indexed investment strategies employed by the Fund at any time or the securities within the Custom U.S. Equity Sleeve, or add other investment strategies, including active strategies, managed by one or more sub-advisers at any time. As described in the box below, in making allocations among the indexed investment strategies and the Custom U.S. Equity Sleeve, and/or in changing the categories of indexed investment strategies and other investment strategies employed by the Fund, the Adviser also expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the Fund is exclusively designed. As such, the Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.
BlackRock
BlackRock, the Sub-Adviser, manages each individual indexed investment strategy (and the Custom U.S. Equity Sleeve) to which the Adviser has allocated Fund assets with the goal of replicating the performance of the respective Index (and the individual securities within the Custom U.S. Equity Sleeve). BlackRock also facilitates the transition among indexed investment strategies as directed by the Adviser. BlackRock seeks to manage each of the indexed investment strategies by replicating the Index fully when applicable or investing in a quantitatively selected portfolio of securities with characteristics expected to match the performance of the applicable Index, including through the use of derivatives such as futures, forwards and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference). The securities selected for each indexed investment strategy are expected to have, in the aggregate, investment characteristics (based on factors such as
May 1, 2026  |  25

Six Circles® U.S. Unconstrained Equity Fund (continued)
market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable Index. The Fund may or may not hold all of the securities in an applicable Index and BlackRock is free to use its discretion as to how best to replicate the performance of each applicable Index.
General Information
The Adviser may adjust allocations to the Sub-Adviser and any additional sub-adviser of the Fund at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Fund’s Sub-Adviser or Sub-Advisers, or the portion of the Fund allocated to it or them, may change over time. Generally, except in the case of the Custom U.S. Equity Sleeve, the Sub-Adviser is responsible for deciding which securities to purchase and sell for the Fund. Additionally, the Sub-Adviser is generally responsible for placing orders for the Fund’s transactions. However, the Adviser reserves the right to instruct the Sub-Adviser as needed on Fund transactions and manage a portion of the Fund’s portfolio directly, either by instructing the Sub-Adviser or otherwise, including without limitation, when it has high conviction views, for portfolio hedging, to adjust the Fund’s overall market exposure or to temporarily manage assets as a result of a Sub-Adviser’s resignation or removal.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the Adviser’s and/or Sub-Advisers’ expectations regarding particular instruments or markets are not met.
An investment in this Fund or any other fund is not designed to be a complete investment program. It is intended to be part of a broader investment program administered by the Adviser or its affiliates. The performance and objectives of the Fund should be evaluated only in the context of your complete investment program. The Fund is managed to take into account the investment goals of the broader investment program and therefore changes in value of the Fund may be particularly pronounced and the Fund may underperform a similar fund managed without consideration of the broader investment program. The Fund is NOT designed to be used as a stand-alone investment.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
Equity Securities Risk. Investments in equity securities (such as stocks) may be more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. If a company becomes insolvent, its equity securities are repaid only after all other debts of the company have been repaid. This can result in a potential severe reduction in, or total loss of, their value. Investing in equity securities may also expose the Fund to inflation and currency risk. Further, the investor will be exposed to the specific risks of the industry in which the company operates. For example, a computer chip manufacturer might have exposure to the availability and price of certain metals. Equity securities may or may not be registered, publicly listed or traded on an exchange, and these securities are more likely to be illiquid and therefore subject to a higher degree of liquidity risk than registered or listed securities.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, supply chain disruptions, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s
26  |  Six Circles® Funds

shares being more sensitive to economic results of those issuing the securities. The value of the Fund’s shares may also be more volatile than the value of a fund which invests in more securities.
Large Cap Company Risk. To the extent the Fund invests principally in large cap company securities, it may underperform other funds during periods when the Fund’s securities are out of favor.
Mid Cap Company Risk. Investments in mid cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.
Smaller Company Risk. Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid capitalization and small capitalization companies). Investments in smaller companies may be riskier than investments in larger companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.
Real Estate Investment Trusts Risk. The Fund’s investments in securities of real estate investment trusts (“REITs”) are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. Debt securities of REITs are also subject to the risks of debt securities in general. For example, such securities are more sensitive to interest rates than equity securities of REITs.
High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income. For example, the Fund may, at the direction of the Adviser, frequently reallocate its assets among different indexed investment strategies, which could cause the Sub-Adviser frequently to replace a significant portion of the securities and other instruments in the Fund’s portfolio through sales and purchases so as to reflect the changing allocations, including selling and repurchasing the same securities in quick succession.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Derivatives Risk. Derivatives, including futures, options, swaps and forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes the risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of a Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Derivatives also subject the Fund to liquidity risk because the liquidity of derivatives is often based on the liquidity of the underlying instruments. In addition, the possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Counterparty Risk. The Fund may have exposure to the credit risk of counterparties with which it deals in connection with the investment of its assets, whether engaged in exchange-traded or off-exchange transactions or through brokers, dealers, custodians and exchanges through which it engages. In addition, many protections afforded to cleared transactions, such as the security afforded by transacting through a clearinghouse,
May 1, 2026  |  27

Six Circles® U.S. Unconstrained Equity Fund (continued)
might not be available in connection with over-the-counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the account will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and will sustain losses.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Information Technology Sector Risk. Market or economic factors impacting technology companies could have an impact on the value of the Fund’s investments. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence and frequent new product introduction, unpredictable changes in growth rates, competition for the services of qualified personnel, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs, all of which may have an adverse effect on their profit margins. Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect their profitability.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Tracking Error Risk. In carrying out the investment program of the Fund, a Sub-Adviser will typically be instructed by the Adviser to replicate the performance of one or more indexes, although the Fund is not a passive index fund. Tracking error is the divergence of the Fund’s performance from that of those indexes. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in those indexes, pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s net asset value ("NAV")), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to those indexes or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while those indexes do not. Additionally, to comply with regulatory requirements, the Fund does not invest in securities issued by JPMorgan Chase & Co. This could cause the Fund to experience tracking error when an index includes such securities.
Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities, or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.
Allocation Risk. The Fund’s ability to achieve its investment objective depends upon the Adviser’s ability to select the optimum mix of index components and the indexed investment strategies in light of market conditions. There is a risk that the Adviser’s evaluations and assumptions regarding the investment strategies may be incorrect in view of actual market conditions.
Preferred Securities Risk. Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value
28  |  Six Circles® Funds

of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Management Risk. The Fund is subject to management risk. The Sub-Adviser and its portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment decisions for its allocated portion of the Fund, but there can be no guarantee that these decisions will produce the desired results. In addition, legislative, regulatory or tax developments may affect the investment techniques available to the Sub-Adviser in connection with managing its allocated portion of the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Large Shareholder Risk. To the extent a large proportion of shares are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser or its affiliates have investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser or its affiliates.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from year to year since the Fund’s inception (i.e., for the past seven calendar years). The table shows the average annual total returns for the past one year, five years and life of the Fund. The table compares that performance to the MSCI USA Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.sixcirclesfunds.com or by calling 1-212-464-2070.
YEAR-BY-YEAR RETURNS

40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
24.94%
27.64%
30.48%
-21.22%
30.43%
24.87%
19.36%
2019
2020
2021
2022
2023
2024
2025

Best Quarter	2nd quarter, 2020	21.57%
Worst Quarter	1st quarter, 2020	-16.19%

The Fund’s year-to-date return	through	3/31/26	was	-6.99%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2025)
	Past	Past	Life of Fund Since
	1 Year	5 Years	7/9/18
FUND
Return Before Taxes	19.36%	14.85%	15.28%
Return After Taxes on Distributions	16.62	12.50	13.40
Return After Taxes on Distributions and Sale of Fund Shares	12.82	11.07	11.90
MSCI USA INDEX (Reflects No Deduction for Fees, Expenses or Taxes)	17.75	13.87	14.59
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser
J.P. Morgan Private Investments Inc.
May 1, 2026  |  29

Six Circles® U.S. Unconstrained Equity Fund (continued)
Portfolio Manager	Managed Fund Since	Primary Title with Adviser
Richard Madigan	Inception	Managing Director and Chief Investment Officer
Jeffrey Gaffney	Inception	Managing Director
Miles Wixon	Inception	Managing Director
David Cassese	2022	Managing Director
Jeffrey Eshleman	2024	Managing Director
Jesse Rosenblum	2026	Executive Director
Sub-Adviser
The Adviser currently allocates Fund assets to BlackRock, the current Sub-Adviser to the Fund.
BlackRock
Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Jennifer Hsui, CFA	Inception	Managing Director
Peter Sietsema, CFA	2022	Director
Matt Waldron	2025	Managing Director
Steven White	2025	Director
Purchase and Sale of Fund Shares
The Fund is designed exclusively for investors participating in investment advisory programs, trusts or pooled investment vehicles managed by JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates (each, a “JPM Program”). Fund shares may only be purchased through a JPM Program by a JPM Program representative acting on your behalf. Fund shares may be purchased or redeemed on any business day. For purposes of this prospectus, commingled investment vehicles and other pooled investment vehicles, such as registered investment companies, advised by the Adviser or its affiliates are considered to be participating in a JPM Program and are therefore eligible to invest in the Fund.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when an investor’s investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case the investor may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
30  |  Six Circles® Funds

Six Circles® International Unconstrained Equity Fund
Ticker: CIUEX
What is the goal of the Fund?
The Fund seeks to provide capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1,2]	0.25%
Distribution (Rule 12b-1) Fees	None
Other Expenses[3]	0.03%
Total Annual Fund Operating Expenses	0.28%
Fee Waiver and Expense Reimbursement[1,2]	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[1,2]	0.08%
1
The Fund’s adviser, J.P. Morgan Private Investments Inc. (“JPMPI”) and/or its affiliates have contractually agreed through at least April 30, 2027 to waive any management fees that exceed the aggregate management fees the adviser is contractually required to pay the Fund’s sub-advisers. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. JPMPI may terminate the waiver, under its terms, effective upon the end of the then-current term, by providing at least ninety (90) days prior written notice to the Six Circles Trust. The waiver may not otherwise be terminated by JPMPI without the consent of the Board of Trustees of the Six Circles Trust, which consent will not be unreasonably withheld. Such waivers are not subject to reimbursement by the Fund.
2
Additionally, the Fund’s adviser has contractually agreed through at least April 30, 2027 to reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.50% of the average daily net assets of the Fund (the “Expense Cap”). An expense reimbursement by the Fund’s adviser is subject to repayment by the Fund only to the extent it can be made within thirty-six months following the date of such reimbursement by the adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements by the adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the adviser or at the time of repayment by the Fund. This expense reimbursement is in effect through April 30, 2027, at which time the adviser and/or its affiliates will determine whether to renew or revise it.
3
“Other Expenses” are based on actual expenses incurred in the most recent fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through April 30, 2027 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	8	70	137	336
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 48.43% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings) in equity securities and other instruments with economic characteristics similar to equity securities. Equity securities include common stock, preferred stock and securities or other instruments whose price is linked to the value of common or preferred stock. The Fund primarily invests in the equity securities of non-U.S. companies and is generally unconstrained by any particular capitalization, style or sector or non-U.S. country. Non-U.S. companies can be companies where: (i) the relevant security is issued outside the United States; (ii) the principal trading market for the relevant security is outside the United States; (iii) the company is organized under the laws of a non-U.S. country; (iv) the company derives at least 50% of its revenues or profits from a non-U.S. country or has at least 50% of its total assets situated in a non-U.S. country; or (v) the company is a foreign government (or any political subdivision, agency, authority or instrumentality of such government). In addition to equity securities issued by companies in developed countries, which will be the Fund’s focus, the Fund may also invest in companies in emerging markets or developing countries, U.S. dollar-denominated securities issued by foreign entities, and American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”), including unsponsored ADRs or GDRs. The Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”) that own and/or manage properties. From time to time, the Fund may also use derivatives, including futures, forward contracts and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference), to manage short-term liquidity and/or as substitutes for comparable market positions in the securities in the applicable Indexes (as defined below). For purposes of
May 1, 2026  |  31

Six Circles® International Unconstrained Equity Fund (continued)
this 80% investment policy, the Fund will treat an investment in derivatives as an investment in the securities underlying such derivatives and will value such derivatives at market value.
The Fund will provide shareholders with at least 60 days’ prior notice of any change to its 80% investment policy.
The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended. A non-diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers.
The Fund will likely engage in active and frequent trading. The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), primarily seeks to achieve the Fund’s investment objective by actively allocating and reallocating the Fund’s assets among equity securities (or other instruments with economic characteristics similar to equity securities) in various non-U.S. sectors or subsectors, or geographical regions (such as, by way of example only, companies in the European financial sector) that the Adviser believes provide attractive investment opportunities at that time. In doing so, the Adviser is not limited to any specific sectors and may choose to allocate and reallocate the Fund’s assets among any sectors or sub-sectors the Adviser chooses at the time. In order to implement its allocation decisions, the Adviser selects various publicly available equity indexes (such as an index of the European companies), or specific portions (sub-indexes) of such an index (such as the financial sector within the larger index) (together, the “Indexes”), that represent the sectors to which the Adviser desires to allocate the Fund’s assets. Generally, an Index will represent a certain industry, geographic region or other sector component of a publicly available non- U.S. equity index.
Once the Adviser has selected the desired Indexes, it determines how much of the Fund’s assets to allocate or reallocate to each Index and instructs the Fund’s current sub-adviser, BlackRock Investment Management, LLC (the “Sub-Adviser” or “BlackRock”), to invest the allocated assets in a manner that seeks to replicate the investment performance of the respective Indexes. We refer to an allocation of the Fund’s assets to a specific Index as an “indexed investment strategy.” As discussed in more detail below, BlackRock then seeks to manage each indexed investment strategy in a manner that will replicate the investment performance of the respective Index. The Adviser, depending on its investment views, may regularly allocate and reallocate the Fund’s assets among different or new indexed investment strategies and may cease allocating to existing indexed investment strategies. The Fund’s assets may be allocated to multiple indexed investment strategies at any time.
In addition to allocating and reallocating the Fund’s assets among one or more indexed investment strategies, the Adviser may also select securities of specific individual companies for the Fund to purchase or sell on an ongoing basis and the amount of the Fund’s assets to allocate to such securities. We refer collectively to the securities selected by the Adviser in this manner as the “Custom International Equity Sleeve.” When the Adviser makes individual security selections in this manner for the Custom International Equity Sleeve, the securities will be publicly traded non-U.S. equity securities and the securities may represent a variety of non-U.S. sectors, sub-sectors, industries or geographical regions. These individual securities in the Custom International Equity Sleeve will be selected by the Adviser based on its investment analysis in order to assist with portfolio construction, risk management, liquidity considerations or a combination thereof. For example, the Adviser may determine to invest in a specific security within a broader Index, if it believes doing so would be preferable from an investment perspective to investing in all of the companies within that Index. In order to implement these individual security selections within the Custom International Equity Sleeve, the Adviser then directs the Sub- Adviser to invest a specified allocation of the Fund’s assets so as to replicate the investment performance of the identified securities within the Custom International Equity Sleeve. Currently, under normal market conditions, the Custom International Equity Sleeve is not expected to constitute more than 45% of the Fund’s total assets. The Adviser is not obligated to select individual securities or to maintain a Custom International Equity Sleeve and may allocate the Fund’s assets solely among indexed investment strategies.
In allocating the assets of the Fund among indexed investment strategies, or selecting individual securities within the Custom International Equity Sleeve, the Adviser generally makes investment decisions based on a combination of financial analysis of individual companies, industries, sectors and geographies, such as financial modeling and individual company research. The Adviser also incorporates into its investment process macro-economic considerations, factors and trends, as well as analysis of risk, liquidity, potential for tracking error and other portfolio construction factors. The Adviser may, in its discretion, add to, delete from or modify the categories of indexed investment strategies employed by the Fund at any time or the securities within the Custom International Equity Sleeve, or add other investment strategies, including active strategies, managed by one or more sub-advisers at any time. As described in the box below, in making allocations among the indexed investment strategies and the Custom International Equity Sleeve, and/or in changing the categories of indexed investment strategies and other investment strategies employed by the Fund, the Adviser also expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the Fund is exclusively designed. As such, the Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.
BlackRock
32  |  Six Circles® Funds

BlackRock, the Sub-Adviser, manages each individual indexed investment strategy (and the Custom International Equity Sleeve) to which the Adviser has allocated Fund assets with the goal of replicating the performance of the respective Index (and the individual securities within the Custom International Equity Sleeve). BlackRock also facilitates the transition among indexed investment strategies as directed by the Adviser. BlackRock seeks to manage each of the indexed investment strategies by replicating the Index fully when applicable or investing in a quantitatively selected portfolio of securities with characteristics expected to match the performance of the applicable Index, including through the use of derivatives such as futures, forwards and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference). The securities selected for each indexed investment strategy are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable Index. The Fund may or may not hold all of the securities in an applicable Index and BlackRock is free to use its discretion as to how best to replicate the performance of each applicable Index.
General Information
The Adviser may adjust allocations to the Sub-Adviser and any additional sub-adviser of the Fund at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Fund’s Sub-Adviser or Sub-Advisers, or the portion of the Fund allocated to it or them, may change over time. Generally, except in the case of the Custom International Equity Sleeve, the Sub-Adviser is responsible for deciding which securities to purchase and sell for the Fund. Additionally, the Sub-Adviser is generally responsible for placing orders for the Fund’s transactions. However, the Adviser reserves the right to instruct the Sub-Adviser as needed on Fund transactions and manage a portion of the Fund’s portfolio directly, either by instructing the Sub-Adviser or otherwise, including without limitation, when it has high conviction views, for portfolio hedging, to adjust the Fund’s overall market exposure or to temporarily manage assets as a result of a Sub-Adviser’s resignation or removal.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the Adviser’s and/or Sub-Advisers’ expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund is not designed to be a complete investment program. It is intended to be part of a broader investment program administered by the Adviser or its affiliates. The performance and objectives of the Fund should be evaluated only in the context of your complete investment program. The Fund is managed to take into account the investment goals of the broader investment program and therefore changes in value of the Fund may be particularly pronounced and the Fund may underperform a similar fund managed without consideration of the broader investment program. The Fund is NOT designed to be used as a stand-alone investment.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
Equity Securities Risk. Investments in equity securities (such as stocks) may be more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. If a company becomes insolvent, its equity securities are repaid only after all other debts of the company have been repaid. This can result in a potential severe reduction in, or total loss of, their value. Investing in equity securities may also expose the Fund to inflation and currency risk. Further, the investor will be exposed to the specific risks of the industry in which the company operates. For example, a computer chip manufacturer might have exposure to the availability and price of certain metals. Equity securities may or may not be registered, publicly listed or traded on an exchange, and these securities are more likely to be illiquid and therefore subject to a higher degree of liquidity risk than registered or listed securities.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or
May 1, 2026  |  33

Six Circles® International Unconstrained Equity Fund (continued)
expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, supply chain disruptions, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities.
The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.
Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Additionally, the Fund may have substantial difficulties exercising its legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging market countries, which can increase the risks of loss. From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company's performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or subjects to sanctions.
High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income. For example, the Fund may, at the direction of the Adviser, frequently reallocate its assets among different indexed investment strategies, which could cause the Sub-Adviser frequently to replace a significant portion of the securities and other instruments in the Fund’s portfolio through sales and purchases so as to reflect the changing allocations, including selling and repurchasing the same securities in quick succession.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in the various countries in which it invests in Europe and in Europe more generally, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns and fiscal and monetary controls imposed on member countries of the European Union.
34  |  Six Circles® Funds

Asia Pacific Market Risk. The small size of securities markets and the low trading volume in some countries in the Asia Pacific Region may lead to a lack of liquidity. Also, some Asia Pacific economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.
Certain of the currencies in the Asia Pacific region have experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of the Fund.
The trading volume on some Asia Pacific region stock exchanges is much lower than in the United States, and Asia Pacific region securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States. The imposition of tariffs or other trade barriers, or a downturn in the economy of a significant trading partner could adversely impact Asia Pacific companies. If the Fund concentrates in the Asia Pacific region, the Fund’s performance may be more volatile than that of a fund that invests globally. If Asia Pacific securities fall out of favor, it may cause a fund that concentrates in the Asia Pacific region to underperform funds that do not concentrate in the Asia Pacific region.
Greater China Region Risk. In addition to the risks listed under “Foreign Securities and Emerging Markets Risk,” investments in Mainland China, Hong Kong and Taiwan are subject to significant legal, regulatory, monetary and economic risks, as well as the potential for regional and global conflicts, including actions that are contrary to the interests of the U.S.
Investments in Mainland China involve political and legal uncertainties, currency fluctuations and aggressive currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets, which could adversely affect and significantly diminish the values of the Mainland Chinese companies in which the Fund invests. The Mainland Chinese securities markets are emerging markets characterized by greater price volatility. Mainland China is dominated by the one-party rule of the Communist Party, and the Mainland Chinese government exercises significant control over Mainland China’s economic growth. There is the potential of increased tariffs and restrictions on trade between the United States and Mainland
China. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on Mainland Chinese companies and a commensurately negative impact on the Fund. There is also the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers, which may negatively affect the liquidity and price of their securities.
The political reunification of Mainland China and Taiwan, over which Mainland China continues to claim sovereignty, is a highly complex issue. There is the potential for future political, military or economic disturbances that may have an adverse impact on the values of the Fund’s investments in Mainland China and elsewhere, or make certain Fund investments impractical or impossible. Any escalation of hostility between Mainland China and Taiwan would likely have a significant adverse impact on the value and liquidity of the Fund’s investments in both Mainland China and elsewhere, causing substantial investment losses for the Fund.
Hong Kong is a Special Administrative Region of the People’s Republic of China. Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by the Basic Law. Under the Basic Law, Hong Kong was guaranteed a high degree of autonomy in certain matters, including economic matters, until 2047. Attempts by the government of Mainland China to exert greater control over Hong Kong’s economic, political or legal structures or its existing social policy could negatively affect investor confidence in Hong Kong (as has been the case previously during certain periods), which in turn could negatively affect markets and business performance.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and may affect the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge some or all of its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful, including due to delays in placing trades and other operational limitations, and the use of such strategies may lower the Fund’s potential returns.
May 1, 2026  |  35

Six Circles® International Unconstrained Equity Fund (continued)
Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities. The value of the Fund’s shares may also be more volatile than the value of a fund which invests in more securities.
Large Cap Company Risk. To the extent the Fund invests principally in large cap company securities, it may underperform other funds during periods when the Fund’s securities are out of favor.
Mid Cap Company Risk. Investments in mid cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.
Smaller Company Risk. Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid capitalization and small capitalization companies). Investments in smaller companies may be riskier than investments in larger companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.
Depositary Receipts (ADRs and GDRs) Risk. The Fund may invest in the securities of foreign issuers in the form of depositary receipts or other securities convertible into securities of foreign issuers. The Fund may invest in both sponsored and unsponsored ADRs, GDRs and other similar global instruments. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and liquidity risk. Unsponsored ADR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. Unsponsored programs generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored depositary receipt. Available information concerning the issuer may not be as current as for sponsored ADRs and GDRs, and the prices of unsponsored ADRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.
Real Estate Investment Trusts Risk. The Fund’s investments in securities of real estate investment trusts (“REITs”) are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. Debt securities of REITs are also subject to the risks of debt securities in general. For example, such securities are more sensitive to interest rates than equity securities of REITs.
Derivatives Risk. Derivatives, including futures, options, swaps and forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes the risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of a Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Derivatives also subject the Fund to liquidity risk because the liquidity of derivatives is often based on the liquidity of the underlying instruments. In addition, the possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
36  |  Six Circles® Funds

Counterparty Risk. The Fund may have exposure to the credit risk of counterparties with which it deals in connection with the investment of its assets, whether engaged in exchange-traded or off-exchange transactions or through brokers, dealers, custodians and exchanges through which it engages. In addition, many protections afforded to cleared transactions, such as the security afforded by transacting through a clearinghouse, might not be available in connection with over-the-counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the account will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and will sustain losses.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Industrials Sector Risk. The industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition.
Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Tracking Error Risk. In carrying out the investment program of the Fund, a Sub-Adviser will typically be instructed by the Adviser to replicate the performance of one or more indexes, although the Fund is not a passive index fund. Tracking error is the divergence of the Fund’s performance from that of those indexes. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in those indexes, pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s net asset value ("NAV")), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to those indexes or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while those indexes do not. Funds that track indexes with significant weight in emerging markets issuers may experience higher tracking error than other funds that do not track such indexes. Additionally, to comply with regulatory requirements, the Fund does not invest in securities issued by JPMorgan Chase & Co. This could cause the Fund to experience tracking error when an index includes such securities.
Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities, or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.
Allocation Risk. The Fund’s ability to achieve its investment objective depends upon the Adviser’s ability to select the optimum mix of index components and the indexed investment strategies in light of market conditions. There is a risk that the Adviser’s evaluations and assumptions regarding the investment strategies may be incorrect in view of actual market conditions.
Preferred Securities Risk. Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
May 1, 2026  |  37

Six Circles® International Unconstrained Equity Fund (continued)
Management Risk. The Fund is subject to management risk. The Sub-Adviser and its portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment decisions for its allocated portion of the Fund, but there can be no guarantee that these decisions will produce the desired results. In addition, legislative, regulatory or tax developments may affect the investment techniques available to the Sub-Adviser in connection with managing its allocated portion of the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Large Shareholder Risk. To the extent a large proportion of shares are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser or its affiliates have investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser or its affiliates.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from year to year since the Fund’s inception (i.e., for the past seven calendar years). The table shows the average annual total returns for the past one year, five years and life of the Fund. The table compares that performance to the MSCI World ex-USA Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.sixcirclesfunds.com or by calling 1-212-464-2070.
YEAR-BY-YEAR RETURNS

40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
18.90%
6.17%
14.04%
-13.60%
18.96%
2.28%
34.19%
2019
2020
2021
2022
2023
2024
2025

Best Quarter	4th quarter, 2022	21.25%
Worst Quarter	1st quarter, 2020	-25.55%

The Fund’s year-to-date return	through	3/31/26	was	0.29%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2025)
	Past	Past	Life of Fund Since
	1 Year	5 Years	7/9/18
FUND
Return Before Taxes	34.19%	9.98%	7.26%
Return After Taxes on Distributions	33.31	9.39	6.74
Return After Taxes on Distributions and Sale of Fund Shares	21.05	7.94	5.79
MSCI WORLD EX-USA INDEX (Reflects No Deduction for Fees, Expenses or Taxes)	31.85	9.46	8.22
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser
J.P. Morgan Private Investments Inc.
38  |  Six Circles® Funds

Portfolio Manager	Managed Fund Since	Primary Title with Adviser
Richard Madigan	Inception	Managing Director and Chief Investment Officer
Jeffrey Gaffney	Inception	Managing Director
Miles Wixon	Inception	Managing Director
Jeffrey Eshleman	2024	Managing Director
Sarah Ferguson	2025	Managing Director
Jesse Rosenblum	2026	Executive Director
Sub-Adviser
The Adviser currently allocates Fund assets to BlackRock, the current Sub-Adviser to the Fund.
BlackRock
Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Jennifer Hsui, CFA	Inception	Managing Director
Peter Sietsema, CFA	2022	Director
Matt Waldron	2025	Managing Director
Steven White	2025	Director
Purchase and Sale of Fund Shares
The Fund is designed exclusively for investors participating in investment advisory programs, trusts or pooled investment vehicles managed by JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates (each, a “JPM Program”). Fund shares may only be purchased through a JPM Program by a JPM Program representative acting on your behalf. Fund shares may be purchased or redeemed on any business day. For purposes of this prospectus, commingled investment vehicles and other pooled investment vehicles, such as registered investment companies, advised by the Adviser or its affiliates are considered to be participating in a JPM Program and are therefore eligible to invest in the Fund.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when an investor’s investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case the investor may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
May 1, 2026  |  39

Six Circles® Global Bond Fund
Ticker: CGLBX
What is the goal of the Fund?
The Fund seeks to provide total return.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1,2]	0.25%
Distribution (Rule 12b-1) Fees	None
Other Expenses[3]	0.08%
Total Annual Fund Operating Expenses	0.33%
Fee Waiver and Expense Reimbursement[1,2]	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[1,2]	0.13%
1
The Fund’s adviser, J.P. Morgan Private Investments Inc. (“JPMPI”) and/or its affiliates have contractually agreed through at least April 30, 2027 to waive any management fees that exceed the aggregate management fees the adviser is contractually required to pay the Fund’s sub-advisers. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. JPMPI may terminate the waiver, under its terms, effective upon the end of the then-current term, by providing at least ninety (90) days prior written notice to the Six Circles Trust. The waiver may not otherwise be terminated by JPMPI without the consent of the Board of Trustees of the Six Circles Trust, which consent will not be unreasonably withheld. Such waivers are not subject to reimbursement by the Fund.
2
Additionally, the Fund’s adviser has contractually agreed through at least April 30, 2027 to reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.40% of the average daily net assets of the Fund (the “Expense Cap”). An expense reimbursement by the Fund’s adviser is subject to repayment by the Fund only to the extent it can be made within thirty-six months following the date of such reimbursement by the adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements by the adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the adviser or at the time of repayment by the Fund. This expense reimbursement is in effect through April 30, 2027, at which time the adviser and/or its affiliates will determine whether to renew or revise it.
3
“Other Expenses” are based on actual expenses incurred in the most recent fiscal year and include interest expense of 0.03%. Excluding interest expense, the "Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement" is 0.10%.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through April 30, 2027 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	13	86	165	399
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 158.83% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund is designed to provide total return by actively investing mainly in a global portfolio of investment grade fixed income securities with varying maturities. The Fund’s portfolio will consist of a variety of strategies providing exposures mainly across government, corporate and securitized credit fixed income sectors.
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings) in fixed income securities and other related instruments with similar economic characteristics. Generally, such bonds will have varying maturities. As part of this investment strategy, the Fund will invest in some or all of the following: debt securities of corporate issuers, obligations of governments, government agencies or instrumentalities, including U.S. Treasury securities (including Separate Trading of Registered Interest and Principal of Securities (“STRIPS”)), securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, securities issued or guaranteed by supranational organizations, securities issued or guaranteed by foreign governments, asset-backed, mortgage-related and mortgage-backed securities (“MBS”) (residential or commercial) (and which may include “to be announced” (“TBA”) transactions) and other debt securities. Mortgage-related and MBS may be structured as collateralized mortgage obligations (“CMOs”) (agency and non-agency), stripped MBS (mortgage securities split into interest-only and principal only securities), commercial mortgage-backed securities (“CMBS”), or mortgage pass-through securities (interests in securities representing pools of mortgages). These securities may be structured such that payments consist of interest-only, principal-only or principal and interest. The instruments in which the Fund invests may pay fixed, variable, or floating interest rates and may consist of zero-coupon securities, convertible securities,
40  |  Six Circles® Funds

inflation-linked securities (including Treasury Inflation Protected Securities), repurchase agreements, privately-issued (Rule 144A) securities, structured notes, collateralized loan obligations (“CLOs”), loan participations, loan assignments and other securities and instruments bearing fixed or variable interest rates. As part of its principal investment strategy, the Fund may invest in fixed and floating rate debt securities issued in developed and emerging markets. These securities may include debt securities issued by governments and their agencies, state and provincial governmental entities, supranational organizations, corporations, and banks. The Fund may also invest in foreign securities, including emerging market securities, that are U.S. dollar denominated or non-U.S. dollar denominated, and the Fund may seek to hedge such securities’ currency exposure to the U.S. dollar. The Fund may also invest in other investment companies, such as open-end, closed-end and exchange-traded funds, and other pooled investment vehicles, which may include private funds.
For purposes of the 80% investment policy, the Fund will treat an investment in derivatives as an investment in the securities underlying such derivatives and will value such derivatives at market value. The Fund will provide shareholders with at least 60 days’ prior notice of any change to its 80% investment policy.
Under normal circumstances, the Fund will invest in a number of different countries around the world, with the portfolio as a whole economically tied to at least four countries, including the United States; however, the Fund may invest a substantial part of its assets in just one country and is not required to allocate its investments in any set percentages in any particular countries.
The Fund has broad flexibility to invest in a wide variety of debt securities and instruments of any maturity and will not be managed to a target duration or average weighted maturity.
Most of the Fund’s investments will be investment grade at the time of investment, although up to 20% of the Fund’s total assets may be invested in below investment grade securities (commonly known as “high yield securities” or “junk bonds”). The Fund’s investment grade investments will at the time of investment: (i) carry a long-term rating of Baa3, BBB– or BBB– or higher by any of Moody’s Investors Service Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) and Fitch Ratings (“Fitch”), respectively, or the equivalent by another nationally recognized statistical rating organization (“NRSRO”); (ii) carry a short-term rating of P-2, A-2 or F2 or higher by any of Moody’s, S&P and Fitch, respectively, or the equivalent by another NRSRO; or (iii) if such investments are unrated, be deemed by a Sub-Adviser (as defined below) to be of comparable quality at the time of investment. Below investment grade securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.
The Fund has flexibility to invest in derivatives and may use such instruments to manage duration, credit quality, and currency risk and/or as substitutes for securities and other instruments in which the Fund can invest. A derivative is an instrument that has a value based on another instrument, exchange rate or index. The Fund may use futures, swaps, forward contracts, foreign exchange instruments (spot and forward), options (including options on swaps), and structured notes, as well as repurchase agreements and reverse repurchase agreements, in connection with its principal strategies in certain market conditions in order to hedge various investments, for risk management purposes, as a substitute for securities and other instruments in which the Fund can invest or to increase income or gain to the Fund. The Fund may also use currency-related transactions involving currency derivatives as part of its investment strategy to hedge currency risk.
The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended. A non-diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. Due to the nature of the investments in which the Fund is seeking to invest, at times a significant portion of the issuers of the investments in the Fund’s portfolio may be in the financials sector.
The Fund will likely engage in active and frequent trading. The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), constructs the Fund’s portfolio by allocating the Fund’s assets among fixed income exposures and investment strategies managed by one or more sub-advisers retained by the Adviser (each, a “Sub-Adviser”). Additionally, the Sub-Advisers may in turn allocate to one or more additional sub-advisers (each, a “Sub-Sub-Adviser”) a portion of the assets allocated to them by the Adviser. Certain references herein to the Sub-Adviser may also include a Sub-Sub-Adviser, as the context requires.
In allocating the assets of the Fund, the Adviser will generally make strategic and tactical allocation decisions by directing shifts in allocations among the various fixed income exposures and investment strategies managed by the Sub-Advisers that target risk profiles and investment exposures across the global government, global corporate, and global securitized fixed income universe. The Adviser will periodically review and determine the allocations among the fixed income exposures and investment strategies and may make changes to these allocations when it believes it is beneficial to the Fund. The Adviser may, in its discretion, add to, delete from or modify the categories of fixed income exposures and investment strategies employed by the Fund, or add other fixed income exposures and investment strategies, including active strategies, managed
May 1, 2026  |  41

Six Circles® Global Bond Fund (continued)
by the Sub-Advisers. In making allocations among such fixed income exposures and investment strategies and/or in changing the categories of fixed income exposures and investment strategies employed by the Fund, the Adviser expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the Fund is exclusively designed. As such, the Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.
Each Sub-Adviser may use both its own proprietary and external research and securities selection process to manage its allocated portion of the Fund’s assets. The Adviser is responsible for determining the amount of Fund assets allocated to each Sub-Adviser. The Adviser is not required to allocate a minimum amount of Fund assets to any specific Sub-Adviser and may allocate, or re-allocate, zero Fund assets to a specific Sub-Adviser at any time. The Sub-Advisers are responsible for determining the amount of Fund assets allocated to each Sub-Sub-Adviser. The Adviser engages the following Sub-Advisers: BlackRock Investment Management, LLC (“BlackRock”), Pacific Investment Management Company LLC (“PIMCO”) and PGIM, Inc. (“PGIM”). BlackRock currently allocates assets to BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”), while PGIM currently allocates assets to PGIM Limited (“PGIML”). The Adviser may adjust allocations to the Sub-Advisers at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Fund’s Sub-Advisers, the investment strategies they pursue and the portion of the Fund allocated to them, may change over time. For example, due to market conditions, the Adviser may choose not to allocate Fund assets to a Sub-Adviser or may reduce the portion of the Fund allocated to a Sub-Adviser to zero. Each Sub-Adviser is responsible for deciding which securities to purchase and sell for its respective portion of the Fund and for placing orders for the Fund’s transactions. However, the Adviser reserves the right to instruct Sub-Advisers as needed on certain Fund transactions and manage a portion of the Fund’s portfolio directly, including without limitation, for portfolio hedging, to temporarily adjust the Fund’s overall market exposure or to temporarily manage assets as a result of a Sub-Adviser’s resignation or removal. Below is a summary of each current Sub-Adviser’s investment approach.
BlackRock
With respect to its allocated portion of the Fund, BlackRock (together with BIL and BSL) will use an approach that seeks to achieve and/or enhance the performance of various segments of one or more public global bond indexes. These segments, which are selected by the Adviser to implement the Adviser’s on-going strategic and tactical investment decisions for the Fund, represent different components of the fixed income universe, such as segments representing various geographies, industries, security types (e.g., government securities or asset-backed securities), credit ratings or maturities. BlackRock (together with BIL and BSL) will reallocate among segments as instructed by the Adviser.
PGIM
With respect to its allocated portion of the Fund, PGIM (together with PGIML) will actively manage two components of the Fund’s investment strategy. In the first component PGIM (together with PGIML) will invest primarily in government bonds, interest rate securities and derivatives. In the second component PGIM (together with PGIML) will invest primarily in corporate, credit intensive bonds and credit derivatives.
PIMCO
With respect to its allocated portion of the Fund, PIMCO will actively invest mainly in a portfolio of securitized debt, interest rate derivatives, and derivatives tied to securitized debt (including covered bonds, MBS, asset-backed securities, CMBS, and CLOs).
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the Adviser’s and/or Sub-Advisers’ expectations regarding particular instruments or markets are not met.
An investment in this Fund or any other fund is not designed to be a complete investment program. It is intended to be part of a broader investment program administered by the Adviser or its affiliates. The performance and objectives of the Fund should be evaluated only in the context of your complete investment program. The Fund is managed to take into account the investment goals of the broader investment program and therefore changes in value of the Fund may be particularly pronounced and the Fund may underperform a similar fund managed without consideration of the broader investment program. The Fund is NOT designed to be used as a stand-alone investment.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, supply chain disruptions, regulatory events,
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other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s or counterparty’s financial condition worsens, their credit quality may deteriorate. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Debt Securities and Other Callable Securities Risk. As part of its investment strategy, the Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities.
The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as
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Six Circles® Global Bond Fund (continued)
comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.
Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Additionally, the Fund may have substantial difficulties exercising its legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging market countries, which can increase the risks of loss. From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company's performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or subjects to sanctions.
Sovereign Obligations Risk. The Fund may invest in securities issued by or guaranteed by sovereign governments, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty in the country at issue, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations. These securities are also subject to Foreign Securities and Emerging Markets Risk.
Income Risk. The Fund’s income may decline when interest rates fall because the Fund may hold a significant portion of short duration securities and/or securities that have floating or variable interest rates. The Fund’s income may decline because the Fund invests in lower yielding bonds, as bonds in its portfolio mature, are near maturity or are called, or when the Fund needs to purchase additional bonds.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments or redemptions occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Derivatives Risk. Derivatives, including futures, options, swaps and forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes the risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of a Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Derivatives also subject the Fund to liquidity risk because the liquidity of derivatives is often based on the liquidity of the underlying instruments. In addition, the possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Counterparty Risk. The Fund may have exposure to the credit risk of counterparties with which it deals in connection with the investment of its assets, whether engaged in exchange-traded or off-exchange transactions or through brokers, dealers, custodians and exchanges through which it engages. In addition, many protections afforded to cleared transactions, such as the security afforded by transacting through a clearinghouse, might not be available in connection with over-the-counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the account will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and will sustain losses.
Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to
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general market conditions or a lack of willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can increase the volatility of the Fund’s net asset value ("NAV") per share. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages, credit risk transfer securities and credit-linked notes issued by government-related organization that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
Collateralized mortgage obligations and stripped mortgage-backed securities, including those structured as interest-only and principal-only, are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default, as described under “Credit Risk,” for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.
Credit risk transfer securities and credit-linked notes are general obligations issued by a government-related organization or special purpose vehicle, respectively, and are unguaranteed. Unlike mortgage-backed securities, investors in credit risk transfer securities and credit-linked notes issued by a government-related organization have no recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to the noteholder. There can be no assurance that losses will not occur on an investment. These investments are also subject to the risks described under “Prepayment Risk.”
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and may affect the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge some or all of its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful, including due to delays in placing trades and other operational limitations, and the use of such strategies may lower the Fund’s potential returns.
High Yield Securities and Loan Risk. The Fund invests in instruments including junk bonds, loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments may be subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information. The Fund will not have direct recourse against the borrower when the
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Six Circles® Global Bond Fund (continued)
Fund invests in a loan participation. High yield securities and loans that are deemed to be liquid at the time of purchase may become illiquid.
Zero-Coupon Bond Risk. The market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically.
LIBOR Discontinuance Risk. The London Interbank Offering Rate (“LIBOR”) was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on a number of factors, including that LIBOR and other interbank offering rates (“IBORs”) may no longer be representative of the underlying markets and, as a result, publication of all LIBOR settings has ceased. New or alternative reference rates have since been used in place of LIBOR. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR,” which is intended to replace U.S. dollar LIBOR and measures the cost of U.S dollar overnight borrowings collateralized by treasuries) and the Sterling Overnight Index Average rate (“SONIA,” which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). Markets are slowly developing in response to these new rates. As a result of the benchmark reforms, the Adviser, Sub-Advisers, and the Funds have generally transitioned to successor or alternative reference rates as necessary. Although the transition process away from IBORs for most instruments has been completed, there is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, which may affect the value, volatility, liquidity, or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions, and entering into new trades. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. Moreover, certain aspects of the transition from IBORs will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; no assurances can be given as to the impact of the transition away from LIBOR on a Fund or its investments. These risks may also apply with respect to changes in connection with other IBORs (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.
Restricted and Privately Placed Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Private placements are generally subject to strict restrictions on resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses.
Repurchase Agreement Risk. Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.
Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.
Exchange-Traded Fund (“ETF”) and Investment Company Risk. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF’s or investment company’s investments. ETFs, investment companies and other investment vehicles that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF or closed-end fund designed to track an index may not track the index and may result in a loss. In addition, closed-end funds that trade on an exchange often trade at a price below their NAV (also known as a discount). Certain ETFs or closed-end funds traded on exchanges may be thinly-traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.
Structured Notes Risk. Structured notes are subject to interest rate risk and credit risk. The price of structured notes may be very volatile, and such notes may have a limited trading market, making it difficult to value them or sell them at an acceptable price. The payments on a structured note may vary based on changes in one or more specified reference instruments, such
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as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity.
To-Be-Announced (“TBA”) Transactions Risk. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to the settlement date or if the counterparty does not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. TBA transactions involve counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund’s returns.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in the various countries in which it invests in Europe and in Europe more generally, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns and fiscal and monetary controls imposed on member countries of the European Union.
Asia Pacific Market Risk. The small size of securities markets and the low trading volume in some countries in the Asia Pacific Region may lead to a lack of liquidity. Also, some Asia Pacific economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.
Certain of the currencies in the Asia Pacific region have experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of the Fund.
The trading volume on some Asia Pacific region stock exchanges is much lower than in the United States, and Asia Pacific region securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the
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Six Circles® Global Bond Fund (continued)
United States. The imposition of tariffs or other trade barriers, or a downturn in the economy of a significant trading partner could adversely impact Asia Pacific companies. If the Fund concentrates in the Asia Pacific region, the Fund’s performance may be more volatile than that of a fund that invests globally. If Asia Pacific securities fall out of favor, it may cause a fund that concentrates in the Asia Pacific region to underperform funds that do not concentrate in the Asia Pacific region.
Greater China Region Risk. In addition to the risks listed under “Foreign Securities and Emerging Markets Risk,” investments in Mainland China, Hong Kong and Taiwan are subject to significant legal, regulatory, monetary and economic risks, as well as the potential for regional and global conflicts, including actions that are contrary to the interests of the U.S.
Investments in Mainland China involve political and legal uncertainties, currency fluctuations and aggressive currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets, which could adversely affect and significantly diminish the values of the Mainland Chinese companies in which the Fund invests. The Mainland Chinese securities markets are emerging markets characterized by greater price volatility. Mainland China is dominated by the one-party rule of the Communist Party, and the Mainland Chinese government exercises significant control over Mainland China’s economic growth. There is the potential of increased tariffs and restrictions on trade between the United States and Mainland China. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on Mainland Chinese companies and a commensurately negative impact on the Fund. There is also the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers, which may negatively affect the liquidity and price of their securities.
The political reunification of Mainland China and Taiwan, over which Mainland China continues to claim sovereignty, is a highly complex issue. There is the potential for future political, military or economic disturbances that may have an adverse impact on the values of the Fund’s investments in Mainland China and elsewhere, or make certain Fund investments impractical or impossible. Any escalation of hostility between Mainland China and Taiwan would likely have a significant adverse impact on the value and liquidity of the Fund’s investments in both Mainland China and elsewhere, causing substantial investment losses for the Fund.
Hong Kong is a Special Administrative Region of the People’s Republic of China. Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by the Basic Law. Under the Basic Law, Hong Kong was guaranteed a high degree of autonomy in certain matters, including economic matters, until 2047. Attempts by the government of Mainland China to exert greater control over Hong Kong’s economic, political or legal structures or its existing social policy could negatively affect investor confidence in Hong Kong (as has been the case previously during certain periods), which in turn could negatively affect markets and business performance.
High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
Management Risk. The Fund is subject to management risk. Each Sub-Adviser and its portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment decisions for its allocated portion of the Fund, but there can be no guarantee that these decisions will produce the desired results. In addition, legislative, regulatory or tax developments may affect the investment techniques available to each Sub-Adviser in connection with managing its allocated portions of the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Tracking Error Risk. In carrying out the investment program of the Fund, a Sub-Adviser will typically be instructed by the Adviser to replicate the performance of one or more indexes, although the Fund is not a passive index fund. Tracking error is the divergence of the Fund’s performance from that of those indexes. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in those indexes, pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s net asset value ("NAV")), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to those indexes or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while those indexes do not. Additionally, to comply with regulatory requirements, the Fund does not invest in securities issued by JPMorgan Chase & Co. This could cause the Fund to experience tracking error when an index includes such securities.
Allocation Risk. The Fund’s ability to achieve its investment objective depends upon the Adviser’s ability to select the optimum mix of index components and the indexed investment strategies or underlying exposures in light of market conditions. There is a risk that the Adviser’s evaluations and assumptions regarding the investment strategies may be incorrect in view of actual market conditions.
Multi-Manager Risk. The Fund’s performance depends on the skill of the Adviser in selecting, overseeing, and allocating Fund assets to the Sub-Advisers. The Sub-Advisers’ investment styles may not always be complementary. The Sub-Advisers operate independently (e.g., make investment decisions independently
48  |  Six Circles® Funds

of one another), and may make decisions that conflict with each other. For example, it is possible that a Sub-Adviser may purchase a security for the Fund at the same time that another Sub-Adviser sells the same security, resulting in higher transaction costs without accomplishing any net investment result; or that several Sub-Advisers purchase the same security at the same time, without aggregating their transactions, resulting in higher transaction costs. The Fund’s Sub-Advisers may underperform the market generally, underperform other investment managers that could have been selected for the Fund and/or underperform private investment funds with similar strategies managed by the Sub-Advisers. Subject to the overall supervision of the Fund’s investment program by the Fund’s Adviser, each Sub-Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.
Collateralized Loan Obligations Risk. Collateralized loan obligations (“CLOs”) are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CLO in which the Fund invests. CLOs also carry risks including, but not limited to, interest rate risk and credit risk. For example, a liquidity crisis in the credit markets could cause substantial fluctuations in prices for leveraged loans and limited liquidity for such instruments. When the Fund invests in CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CLO’s expenses.
Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities. The value of the Fund’s shares may also be more volatile than the value of a fund which invests in more securities.
Convertible Securities and Contingent Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible securities may be lower-rated securities subject to greater levels of credit risk.
Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-linked securities, such as Treasury Inflation Protected Securities, are adjusted periodically to a specified rate of inflation (e.g., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (“CPI-U”)). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.
Bank Loan Risk. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by borrowers with loan terms nor any set-off rights, and the Fund may not benefit directly from any posted collateral. As a result, the Fund may be subject to the credit risk of both the borrower and the lender selling the participation. Bank loan transactions may take more than seven days to settle, meaning that proceeds would be unavailable to make additional investments or meet redemptions.
Large Shareholder Risk. To the extent a large proportion of shares are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser or its affiliates have investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser or its affiliates.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from year to year since the Fund’s inception (i.e., for the past five calendar years). The table shows the average annual total returns for the past one year and life of the Fund. The table compares that performance to the Bloomberg Global Aggregate Index – Hedged USD. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.sixcirclesfunds.com or by calling 1-212-464-2070.
May 1, 2026  |  49

Six Circles® Global Bond Fund (continued)
YEAR-BY-YEAR RETURNS

10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
-0.74%
-8.84%
8.02%
3.95%
3.88%
2021
2022
2023
2024
2025

Best Quarter	4th quarter, 2023	6.84%
Worst Quarter	1st quarter, 2022	-3.95%

The Fund’s year-to-date return	through	3/31/26	was	-0.21%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2025)
	Past	Past	Life of Fund Since
	1 Year	5 Years	5/19/20
FUND
Return Before Taxes	3.88%	1.09%	1.44%
Return After Taxes on Distributions	2.04	-0.64	-0.15
Return After Taxes on Distributions and Sale of Fund Shares	1.27	-0.16	0.20
BLOOMBERG GLOBAL-AGGREGATE TOTAL RETURN INDEX VALUE UNHEDGED USD (Reflects No Deduction for Fees, Expenses or Taxes)	8.17	-2.15	-0.55
BLOOMBERG GLOBAL-AGGREGATE INDEX-HEDGED USD (Reflects No Deduction for Fees, Expenses or Taxes)	4.86	0.34	0.77
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser
J.P. Morgan Private Investments Inc.
Portfolio Manager	Managed Fund Since	Primary Title with Adviser
Richard Madigan	Inception	Managing Director and Chief Investment Officer
Jeffrey Gaffney	Inception	Managing Director
Michael Gray	Inception	Managing Director
Jeffrey Eshleman	2024	Managing Director
Jesse Rosenblum	2026	Executive Director
Sub-Advisers and Sub-Sub-Advisers
The Adviser allocates Fund assets for each investment strategy to Sub-Advisers (two of which in turn allocate assets to their respective Sub-Sub-Advisers), which allocations may be adjusted at any time. BlackRock, PIMCO and PGIM are the current Sub-Advisers to the Fund and BIL, BSL and PGIML are the current Sub-Sub-Advisers to the Fund.
BlackRock, BIL and BSL
Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Scott Radell	Inception	Managing Director
Vish Acharya	2023	Director
PIMCO
Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Daniel H. Hyman	Inception	Managing Director
Munish Gupta	2020	Executive Vice President
PGIM and PGIML
Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Edward Farley	Inception	Managing Director
Robert Tipp	Inception	Managing Director
Matthew Angelucci	Inception	Managing Director
David Del Vecchio	2021	Managing Director
Purchase and Sale of Fund Shares
The Fund is designed exclusively for investors participating in investment advisory programs, trusts or pooled investment vehicles managed by JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates (each, a “JPM Program”). Fund shares may only be purchased through a JPM Program by a JPM Program representative acting on your
50  |  Six Circles® Funds

behalf. Fund shares may be purchased or redeemed on any business day. For purposes of this prospectus, commingled investment vehicles and other pooled investment vehicles, such as registered investment companies, advised by the Adviser or its affiliates are considered to be participating in a JPM Program and are therefore eligible to invest in the Fund.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when an investor’s investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case the investor may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
May 1, 2026  |  51

Six Circles® Tax Aware Bond Fund
Ticker: CBTAX
What is the goal of the Fund?
The Fund seeks to provide after-tax total return.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1,2]	0.25%
Distribution (Rule 12b-1) Fees	None
Other Expenses[3]	0.02%
Total Annual Fund Operating Expenses	0.27%
Fee Waiver and Expense Reimbursement[1,2]	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[1,2]	0.13%
1
The Fund’s adviser, J.P. Morgan Private Investments Inc. (“JPMPI”) and/or its affiliates have contractually agreed through at least April 30, 2027 to waive any management fees that exceed the aggregate management fees the adviser is contractually required to pay the Fund’s sub-advisers. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. JPMPI may terminate the waiver, under its terms, effective upon the end of the then-current term, by providing at least ninety (90) days prior written notice to the Six Circles Trust. The waiver may not otherwise be terminated by JPMPI without the consent of the Board of Trustees of the Six Circles Trust, which consent will not be unreasonably withheld. Such waivers are not subject to reimbursement by the Fund.
2
Additionally, the Fund’s adviser has contractually agreed through at least April 30, 2027 to reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.40% of the average daily net assets of the Fund (the “Expense Cap”). An expense reimbursement by the Fund’s adviser is subject to repayment by the Fund only to the extent it can be made within thirty-six months following the date of such reimbursement by the adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements by the adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the adviser or at the time of repayment by the Fund. This expense reimbursement is in effect through April 30, 2027, at which time the adviser and/or its affiliates will determine whether to renew or revise it.
3
“Other Expenses” are based on actual expenses incurred in the most recent fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through April 30, 2027 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	13	73	138	329
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 17.57% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund is designed to provide after-tax total return by actively investing mainly in fixed income securities of varying maturities. The Fund’s portfolio consists of a variety of strategies providing exposure across mainly municipal bonds with varying maturity ranges and other characteristics.
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings) in fixed income securities and other related instruments with similar economic characteristics. In addition, at least 50% of the Fund’s assets will be invested in municipal securities, the income from which is exempt from federal income tax. The Fund will provide shareholders with at least 60 days’ prior notice of any change to these investment policies. Municipal securities are securities issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities and other groups with the authority to act for the municipalities, the interest on which, if any, is exempt from federal income tax but may be subject to the federal alternative minimum tax for individuals. Municipal securities may have fixed, variable or floating interest rates and may include, but are not limited to, variable rate demand obligations, short-term municipal notes, municipal bonds, tax exempt commercial paper, zero-coupon securities, private activity and industrial development bonds, tax anticipation notes, participations in pools of municipal securities, municipal mortgage-backed and asset-backed securities, auction rate securities and restricted securities. Municipal securities may also include instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal securities, such as tender option bonds and participation interests in all or part of specific holdings of municipal obligations, provided that the applicable
52  |  Six Circles® Funds

issuer has disclosed or otherwise confirmed that the interest payable on the securities is exempt from federal income tax. Additionally, municipal securities include all other instruments that directly or indirectly provide economic exposure to income which is derived from municipalities. While the Fund intends to generate tax-exempt income through its municipal securities investments, it may generate taxable income and gains through investments in non-tax exempt securities and through sales of both tax-exempt and non-tax exempt securities. The Fund may also invest in taxable fixed income instruments.
For purposes of the 80% investment policy, the Fund will treat an investment in derivatives as an investment in the securities underlying such derivatives and will value such derivatives at market value.
The Fund may also invest in corporate and other taxable bonds, debt securities and similar instruments issued by various public- or private-sector entities in the United States and its territories and possessions, including U.S. Treasuries, as well as securities issued by investment companies, including open-end, closed-end and exchange-traded funds, and other pooled investment vehicles, which may include private funds.
The Fund has broad flexibility to invest in a wide variety of debt securities and instruments of any maturity and will not be managed to a target duration or average weighted maturity.
Most of the Fund’s investments will be investment grade at the time of investment, although the Fund may invest up to 20% of its total assets in securities that are rated below investment grade (commonly known as “high yield securities” or “junk bonds”). The Fund’s investment grade investments will at the time of investment: (i) carry a long-term rating of Baa3, BBB– or BBB– or higher by any of Moody’s Investors Service Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) and Fitch Ratings (“Fitch”), or the equivalent by another nationally recognized statistical rating organization (“NRSRO”); (ii) carry a short-term rating of P-2, A-2 or F2 or higher by any of Moody’s, S&P and Fitch, respectively, or the equivalent by another NRSRO; or (iii) if such investments are unrated, deemed by a Sub-Adviser (as defined below) to be of comparable quality at the time of investment. Below investment grade securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.
The Fund has flexibility to invest in derivatives and may use such instruments to manage duration and credit quality and/or as substitutes for securities and other instruments in which the Fund can invest. A derivative is an instrument that has a value based on another instrument, exchange rate or index. The Fund may use futures, swaps, forward contracts, and options, as well as repurchase agreements and reverse repurchase agreements, in connection with its principal strategies in certain market conditions in order to hedge various investments, for risk management purposes, as a substitute for securities and other instruments in which the Fund can invest or to increase income or gain to the Fund.
While the Fund intends to generate tax-exempt income through its municipal securities investments, it will generate taxable income and gains through investments in non-tax exempt securities and through sales of both tax-exempt and non-tax exempt securities. Also, although interest on municipal securities is exempt from federal income tax, interest on certain bonds may be subject to the federal alternative minimum tax for individuals.
The Fund will likely engage in active and frequent trading. The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), constructs the Fund’s portfolio by allocating the Fund’s assets among fixed income exposures and investment strategies managed by one or more sub-advisers retained by the Adviser (each, a “Sub-Adviser”). In allocating the assets of the Fund, the Adviser will generally make strategic and tactical allocation decisions by directing shifts in allocations among the various fixed income exposures and investment strategies managed by the Sub-Advisers that target risk and investment exposures primarily across U.S. municipal fixed income maturity ranges. The Adviser will periodically review and determine the allocations among the fixed income exposures and investment strategies and may make changes to these allocations when it believes it is beneficial to the Fund. The Adviser may, in its discretion, add to, delete from or modify the categories of fixed income exposures and investment strategies employed by the Fund, or add other fixed income exposures and investment strategies, including active strategies, managed by the Sub-Advisers. In making allocations among such fixed income exposures and investment strategies and/or in changing the categories of fixed income exposures and investment strategies employed by the Fund, the Adviser expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the Fund is exclusively designed. As such, the Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.
Each Sub-Adviser may use both its own proprietary and external research and securities selection process to manage its allocated portion of the Fund’s assets. The Adviser is responsible for determining the amount of Fund assets allocated to each Sub-Adviser. The Adviser is not required to allocate a minimum amount of Fund assets to any specific Sub-Adviser and may allocate, or re-allocate, zero Fund assets to a specific Sub-Adviser at any time. The Adviser engages the following Sub-Advisers: Capital International, Inc. (“Capital”), Nuveen Asset Management, LLC (“Nuveen”), Allspring Global Investments, LLC (“Allspring”) and BlackRock Investment
May 1, 2026  |  53

Six Circles® Tax Aware Bond Fund (continued)
Management, LLC (“BlackRock”). The Adviser may adjust allocations to the Sub-Advisers at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Fund’s Sub-Advisers, the investment strategies they pursue and the portion of the Fund allocated to them, may change over time. For example, due to market conditions, the Adviser may choose not to allocate Fund assets to a Sub-Adviser or may reduce the portion of the Fund allocated to a Sub-Adviser to zero. Each Sub-Adviser is responsible for deciding which securities to purchase and sell for its respective portion of the Fund and for placing orders for the Fund’s transactions. However, the Adviser reserves the right to instruct Sub-Advisers as needed on certain Fund transactions and manage a portion of the Fund’s portfolio directly, including without limitation, for portfolio hedging, to temporarily adjust the Fund’s overall market exposure or to temporarily manage assets as a result of a Sub-Adviser’s resignation or removal.
The Sub-Advisers may invest the Fund’s assets among a range of issuers based on strategic positioning and other tactical considerations that focus on factors expected to impact returns. The Sub-Advisers typically select individual securities after performing a risk/reward analysis that includes an evaluation of their characteristics including income, interest rate risk, credit risk and the complex legal and technical structure of the securities. The Fund expects that, when making allocation and investment decisions for the Fund, the Adviser and Sub-Advisers may take into account tax treatment as one of a number of factors relevant to the decision. In making such a decision, the Adviser and Sub-Advisers may determine that other factors are more important than tax treatment and thus cause the Fund to invest in investments that are not tax exempt. Below is a summary of each current Sub-Adviser’s investment approach.
Capital
With respect to its allocated portion of the Fund, Capital will use an approach that seeks to achieve and/or enhance the performance of various segments of one or more public U.S. municipal bond indexes. These segments, which are selected by the Adviser to implement the Adviser’s on-going strategic and tactical investment decisions for the Fund, represent different maturity components of the U.S. municipal bond universe. Capital will reallocate among segments as instructed by the Adviser.
Nuveen
With respect to its allocated portion of the Fund, Nuveen will normally invest substantially all of the net assets allocated to it in municipal bonds that provide income exempt from federal personal income tax and seek to generate returns by actively managing the portfolio.
Allspring
With respect to its allocated portion of the Fund, Allspring will normally invest substantially all of the net assets allocated to it in municipal bonds that provide income exempt from federal personal income tax and seek to generate returns by actively managing the portfolio.
BlackRock
With respect to its allocated portion of the Fund, BlackRock will invest primarily in U.S. Treasuries and government agency bonds while seeking to replicate overall risk characteristics of a specific index. BlackRock utilizes a stratified sampling approach that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security’s price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the Adviser’s and/or Sub-Advisers’ expectations regarding particular instruments or markets are not met.
An investment in this Fund or any other fund is not designed to be a complete investment program. It is intended to be part of a broader investment program administered by the Adviser or its affiliates. The performance and objectives of the Fund should be evaluated only in the context of your complete investment program. The Fund is managed to take into account the investment goals of the broader investment program and therefore changes in value of the Fund may be particularly pronounced and the Fund may underperform a similar fund managed without consideration of the broader investment program. The Fund is NOT designed to be used as a stand-alone investment.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, supply chain disruptions, regulatory events,
54  |  Six Circles® Funds

other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
Municipal Obligations and Securities Risk. Because the Fund may invest in municipal obligations, including municipal securities, the Fund may be susceptible to political, legislative, economic, regulatory, tax or other factors affecting issuers of these municipal obligations, such as state and local governments and their agencies. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.
Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.
The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. In addition, changes in U.S. federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may result in a significant decline in the values of such municipal obligations.
Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments. While interest earned on municipal obligations is generally not subject to federal income tax, any interest earned on taxable municipal obligations is fully taxable at the federal level and may be subject to state and/or local income tax.
In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s or counterparty’s financial condition worsens, their credit quality may deteriorate. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Debt Securities and Other Callable Securities Risk. As part of its investment strategy, the Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may
May 1, 2026  |  55

Six Circles® Tax Aware Bond Fund (continued)
fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. Government-related organizations may not have the funds to meet their payment obligations in the future.
Income Risk. The Fund’s income may decline when interest rates fall because the Fund may hold a significant portion of short duration securities and/or securities that have floating or variable interest rates. The Fund’s income may decline because the Fund invests in lower yielding bonds, as bonds in its portfolio mature, are near maturity or are called, or when the Fund needs to purchase additional bonds.
Derivatives Risk. Derivatives, including futures, options, swaps and forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes the risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of a Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Derivatives also subject the Fund to liquidity risk because the liquidity of derivatives is often based on the liquidity of the underlying instruments. In addition, the possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions or a lack of willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can increase the volatility of the Fund’s net asset value ("NAV") per share. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.
Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.
56  |  Six Circles® Funds

Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-linked securities, such as Treasury Inflation Protected Securities, are adjusted periodically to a specified rate of inflation (e.g., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (“CPI-U”)). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.
Structured Municipal Product Risk. Structured municipal products, such as tender option bonds, involve structural complexities and potential risks that may not be present where a municipal security is owned directly. These enhanced risks may include additional counterparty risk (the risk that the counterparty will not fulfill its contractual obligations) and call risk (the risk that the instruments will be called and the proceeds may need to be reinvested). Additionally, an active trading market for such instruments may not exist. To the extent that a structured municipal product provides a put, the Fund may receive a lower interest rate in return for such feature and will be subject to the risk that the put provider will be unable to honor the put feature (purchase the security). Finally, short-term municipal or tax-exempt structured products may present tax issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.
Counterparty Risk. The Fund may have exposure to the credit risk of counterparties with which it deals in connection with the investment of its assets, whether engaged in exchange-traded or off-exchange transactions or through brokers, dealers, custodians and exchanges through which it engages. In addition, many protections afforded to cleared transactions, such as the security afforded by transacting through a clearinghouse, might not be available in connection with over-the-counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the account will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and will sustain losses.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.
High Yield Securities and Loan Risk. The Fund invests in instruments including junk bonds, loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments may be subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information. The Fund will not have direct recourse against the borrower when the Fund invests in a loan participation. High yield securities and loans that are deemed to be liquid at the time of purchase may become illiquid.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments or redemptions occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Zero-Coupon Bond Risk. The market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically.
Tax Aware Investing Risk. The Fund’s tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pretax income. Managing the Fund to maximize after-tax returns may also potentially have a negative effect on the Fund’s performance. Because tax consequences are considered in managing the Fund, the Fund’s pre-tax performance may be lower than that of a similar fund that is not tax-managed. Even though tax aware strategies are being used, they may not reduce the amount of taxable income and capital gains distributed by the Fund to shareholders, or the amount of Fund distributions that are taxable at ordinary income rates.
LIBOR Discontinuance Risk. The London Interbank Offering Rate (“LIBOR”) was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on a number of factors, including that LIBOR and other interbank offering rates (“IBORs”) may no longer be representative of the underlying markets and, as a result, publication of all LIBOR settings has ceased. New or alternative reference rates have since been used in place of LIBOR. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR,” which is intended to replace U.S. dollar LIBOR and measures the cost of U.S dollar overnight borrowings collateralized by treasuries) and the Sterling Overnight Index Average rate (“SONIA,” which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). Markets are slowly developing in response to these new rates. As a result of the benchmark
May 1, 2026  |  57

Six Circles® Tax Aware Bond Fund (continued)
reforms, the Adviser, Sub-Advisers, and the Funds have generally transitioned to successor or alternative reference rates as necessary. Although the transition process away from IBORs for most instruments has been completed, there is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, which may affect the value, volatility, liquidity, or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions, and entering into new trades. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. Moreover, certain aspects of the transition from IBORs will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; no assurances can be given as to the impact of the transition away from LIBOR on a Fund or its investments. These risks may also apply with respect to changes in connection with other IBORs (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.
Auction Rate Securities Risk. The auction rate municipal securities the Fund will purchase will typically have a long-term nominal maturity for which the interest rate is regularly reset through a “Dutch” auction. The interest rate set by the auction is the lowest interest rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities, which may adversely affect the liquidity and price of auction rate securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security.
Repurchase Agreement Risk. Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.
Exchange-Traded Fund (“ETF”) and Investment Company Risk. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF’s or investment company’s investments. ETFs, investment companies and other investment vehicles that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF or closed-end fund designed to track an index may not track the index and may result in a loss. In addition, closed-end funds that trade on an exchange often trade at a price below their NAV (also known as a discount). Certain ETFs or closed-end funds traded on exchanges may be thinly-traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.
Taxability Risk. The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable or there may be unfavorable changes in tax laws or noncompliant conduct of a securities issuer that may cause income from all or certain municipal securities to be taxable. In such event, the value of such securities would likely fall, hurting the Fund’s performance. In addition, all or a portion of the Fund’s distributions that otherwise would have been exempt interest distributions would be treated as taxable distributions.
Alternative Minimum Tax Risk. The Fund may invest in securities, the interest on which may be subject to the federal alternative minimum tax.
Municipal Securities Concentration Risk. The Fund may invest more than 25% of its total assets in municipal securities where the issuer is regarded as a state, city, municipality or other public authority or in municipal securities with governmental guarantees or in housing authority obligations. As a result, the Fund could be more susceptible to developments which affect those obligations.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the
58  |  Six Circles® Funds

recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
Management Risk. The Fund is subject to management risk. Each Sub-Adviser and its portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment decisions for its allocated portion of the Fund, but there can be no guarantee that these decisions will produce the desired results. In addition, legislative, regulatory or tax developments may affect the investment techniques available to each Sub-Adviser in connection with managing its allocated portions of the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Tracking Error Risk. In carrying out the investment program of the Fund, a Sub-Adviser will typically be instructed by the Adviser to replicate the performance of one or more indexes, although the Fund is not a passive index fund. Tracking error is the divergence of the Fund’s performance from that of those indexes. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in those indexes, pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to those indexes or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while those indexes do not. Additionally, to comply with regulatory requirements, the Fund does not invest in securities issued by JPMorgan Chase & Co. This could cause the Fund to experience tracking error when an index includes such securities.
Allocation Risk. The Fund’s ability to achieve its investment objective depends upon the Adviser’s ability to select the optimum mix of index components and the indexed investment strategies or underlying exposures in light of market conditions. There is a risk that the Adviser’s evaluations and assumptions regarding the investment strategies may be incorrect in view of actual market conditions.
Multi-Manager Risk. The Fund’s performance depends on the skill of the Adviser in selecting, overseeing, and allocating Fund assets to the Sub-Advisers. The Sub-Advisers’ investment styles may not always be complementary. The Sub-Advisers operate independently (e.g., make investment decisions independently of one another), and may make decisions that conflict with each other. For example, it is possible that a Sub-Adviser may purchase a security for the Fund at the same time that another Sub-Adviser sells the same security, resulting in higher transaction costs without accomplishing any net investment result; or that several Sub-Advisers purchase the same security at the same time, without aggregating their transactions, resulting in higher transaction costs. The Fund’s Sub-Advisers may underperform the market generally, underperform other investment managers that could have been selected for the Fund and/or underperform private investment funds with similar strategies managed by the Sub-Advisers. Subject to the overall supervision of the Fund’s investment program by the Fund’s Adviser, each Sub-Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.
Large Shareholder Risk. To the extent a large proportion of shares are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser or its affiliates have investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser or its affiliates.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from year to year since the Fund’s inception (i.e., for the past five calendar years). The table shows the average annual total returns for the past one year and life of the Fund. The table compares that performance to the Bloomberg 1-15 Year Municipal Bond Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.sixcirclesfunds.com or by calling 1-212-464-2070.
May 1, 2026  |  59

Six Circles® Tax Aware Bond Fund (continued)
YEAR-BY-YEAR RETURNS

10.00%
5.00%
0.00%
-5.00%
-10.00%
1.15%
-7.41%
6.37%
2.37%
4.13%
2021
2022
2023
2024
2025

Best Quarter	4th quarter, 2023	6.83%
Worst Quarter	1st quarter, 2022	-5.36%

The Fund’s year-to-date return	through	3/31/26	was	0.06%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2025)
	Past	Past	Life of Fund Since
	1 Year	5 Years	5/19/20
FUND
Return Before Taxes	4.13%	1.21%	1.96%
Return After Taxes on Distributions	4.09	1.10	1.86
Return After Taxes on Distributions and Sale of Fund Shares	3.86	1.37	1.93
BLOOMBERG MUNICIPAL BOND INDEX TOTAL RETURN INDEX VALUE UNHEDGED USD (Reflects No Deduction for Fees, Expenses or Taxes)	4.25	0.80	1.59
BLOOMBERG 1-15 YEAR MUNICIPAL BOND INDEX (Reflects No Deduction for Fees, Expenses or Taxes)	5.18	1.16	1.74
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser
J.P. Morgan Private Investments Inc.
Portfolio Manager	Managed Fund Since	Primary Title with Adviser
Richard Madigan	Inception	Managing Director and Chief Investment Officer
Jeffrey Gaffney	Inception	Managing Director
Michael Gray	Inception	Managing Director
Jeffrey Eshleman	2024	Managing Director
Jesse Rosenblum	2026	Executive Director
Sub-Advisers
The Adviser allocates Fund assets for each investment strategy to Sub-Advisers, which allocations may be adjusted at any time. Capital, Nuveen, Allspring and BlackRock are the current Sub-Advisers to the Fund.
Capital
Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser or its Affiliate
Mark Marinella	Inception	Partner
Courtney Wolf	2022	Partner
Vikas Malhotra	2022	Vice President
Lee Chu	2023	Partner
Nuveen
Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Stephen J. Candido, CFA	Inception	Managing Director, Portfolio Manager
Paul L. Brennan, CFA	2020	Managing Director, Portfolio Manager
Allspring
Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Robert Miller	Inception	Senior Portfolio Manager
Nicholos Venditti, CFA	2020	Senior Portfolio Manager, Head of Municipal Fixed Income
Adrian Van Poppel	2025	Senior Portfolio Manager
BlackRock
60  |  Six Circles® Funds

Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Scott Radell	2021	Managing Director
Vish Acharya	2023	Director
Purchase and Sale of Fund Shares
The Fund is designed exclusively for investors participating in investment advisory programs, trusts or pooled investment vehicles managed by JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates (each, a “JPM Program”). Fund shares may only be purchased through a JPM Program by a JPM Program representative acting on your behalf. Fund shares may be purchased or redeemed on any business day. For purposes of this prospectus, commingled investment vehicles and other pooled investment vehicles, such as registered investment companies, advised by the Adviser or its affiliates are considered to be participating in a JPM Program and are therefore eligible to invest in the Fund.
Tax Information
The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however, the Fund may distribute taxable dividends, including distributions of short-term capital gains and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes. When an investor’s investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, the investor may be subject to federal income tax on ordinary income or capital gains upon withdrawal from the tax-advantaged investment plan.
May 1, 2026  |  61

Six Circles® Credit Opportunities Fund
Ticker: CRDOX
What is the goal of the Fund?
The Fund seeks to provide total return.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1,2]	0.75%
Distribution (Rule 12b-1) Fees	None
Other Expenses[3]	0.04%
Total Annual Fund Operating Expenses	0.79%
Fee Waiver and Expense Reimbursement[1,2]	(0.54)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[1,2]	0.25%
1
The Fund’s adviser, J.P. Morgan Private Investments Inc. (“JPMPI”) and/or its affiliates have contractually agreed through at least April 30, 2027 to waive any management fees that exceed the aggregate management fees the adviser is contractually required to pay the Fund’s sub-advisers. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. JPMPI may terminate the waiver, under its terms, effective upon the end of the then-current term, by providing at least ninety (90) days prior written notice to the Six Circles Trust. The waiver may not otherwise be terminated by JPMPI without the consent of the Board of Trustees of the Six Circles Trust, which consent will not be unreasonably withheld. Such waivers are not subject to reimbursement by the Fund.
2
Additionally, the Fund’s adviser has contractually agreed through at least April 30, 2027 to reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.95% of the average daily net assets of the Fund (the “Expense Cap”). An expense reimbursement by the Fund’s adviser is subject to repayment by the Fund only to the extent it can be made within thirty-six months following the date of such reimbursement by the adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements by the adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the adviser or at the time of repayment by the Fund. This expense reimbursement is in effect through April 30, 2027, at which time the adviser and/or its affiliates will determine whether to renew or revise it.
3
“Other Expenses” are based on actual expenses incurred in the most recent fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through April 30, 2027 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	26	198	386	928
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 69.13% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund is designed to provide total return by investing mainly in global fixed income opportunities, including below investment-grade debt, as well as other tactical credit opportunities.
As part of this investment strategy, the Fund may invest in the following instruments (though the Fund may not necessarily hold all of these instruments at any given time): high yield debt securities of U.S. and non-U.S. corporate issuers, fixed and floating rate debt securities issued in developed and emerging markets, bank loans, obligations of governments, government agencies or instrumentalities, including U.S. Treasury securities, securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, securities issued or guaranteed by supranational organizations, securities issued or guaranteed by foreign governments (sovereign debt), asset-backed, mortgage-related and mortgage-backed securities (“MBS”) (residential or commercial) (and which may include “to be announced” (“TBA”) transactions), other debt securities and preferred stock. Non-U.S. instruments, including emerging markets debt, may be U.S. dollar or local currency denominated. The instruments in which the Fund invests may pay fixed, variable, or floating interest rates and may consist of zero-coupon securities, convertible securities, including convertible bonds and preferred stock, inflation-indexed bonds, repurchase agreements, privately issued (Rule 144A and Regulation S) securities, structured notes, collateralized mortgage obligations (“CMOs”), collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”), loan participations, loan assignments and other securities and instruments bearing fixed or variable interest rates. The Fund may also invest in obligations issued, guaranteed or originated by U.S. or foreign banks, including bank loans originated by
62  |  Six Circles® Funds

banks to companies of different types. The Fund may invest in commercial paper, including asset-backed commercial paper. The Fund’s investment in non-U.S. dollar denominated bonds may be on a currency hedged or unhedged basis. The Fund also may invest up to 10% of its net assets in domestic and foreign common stock (provided that such limit will not prevent the Fund from receiving stock or other equity securities as a result of the bankruptcy, restructuring or reorganization of a company whose debt instruments are held by the Fund). The Fund can also invest, to the extent consistent with its investment objective, in non-U.S. and emerging market securities and currencies. The Fund also may invest in other investment companies, such as open-end, closed-end and exchange-traded funds, and other pooled investment vehicles, which may include private funds. The Fund will seek to purchase certain newly-issued Regulation S securities in its Asia High Yield sleeve through investments in Six Circles Credit Opportunities Fund (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). The Subsidiary is advised by JPMPI and sub-advised by Pacific Investment Management Company LLC (“PIMCO”).
The Fund has broad flexibility to invest in a wide variety of debt securities and instruments of any maturity and will not be managed to a target duration or average weighted maturity. The Fund currently expects to invest a substantial portion of its net assets in below investment-grade credit instruments, including “high-yield” instruments (also known as “junk bonds”) and “distressed” debt instruments. These instruments generally (i) will carry a credit rating at the time of investment of BB or lower by Standard & Poor’s Corporation (“S&P”) and Fitch Ratings (“Fitch”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or of the equivalent quality by another nationally recognized statistical rating organization (“NRSRO”) or, if such instruments are unrated, (ii) will be deemed by a Sub-Adviser (as defined below) to be of comparable quality at the time of investment. The Fund may invest in fixed income instruments with a credit rating as low as, or lower than, CCC/CCC/Caa, according to S&P, Fitch and Moody’s, respectively. The Fund may invest up to 10% of its net assets in instruments that are in default or issued by a company in bankruptcy. An instrument’s quality, and its default or bankruptcy status, is determined at the time of purchase, and instruments or their issuers may be downgraded, decline in credit quality or go into default or bankruptcy after purchase.
The Fund has flexibility to invest in derivatives and may use such instruments to manage duration, credit quality, and currency risk and/or as substitutes for securities and other instruments in which the Fund can invest. A derivative is an instrument that has a value based on another instrument, exchange rate or index. The Fund may use futures, swaps, forward contracts, foreign exchange instruments (spot and forward), options (including options on swaps), and structured notes, as well as repurchase agreements and reverse repurchase agreements, in connection with its principal strategies in certain market conditions in order to hedge various investments, for risk management purposes, as a substitute for securities and other instruments in which the Fund can invest or to increase income or gain to the Fund. The Fund may also use currency-related transactions involving currency derivatives as part of its investment strategy, including options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards), forward rate agreements and currency swaps, caps and floors.
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings) in fixed income, debt or credit instruments and other related instruments with similar economic characteristics. For purposes of the 80% investment policy, the Fund will treat an investment in derivatives as an investment in the securities underlying such derivatives and will value such derivatives at market value. The Fund will provide shareholders with at least 60 days’ prior notice of any changes to its 80% investment policy.
Due to the nature of the investments in which the Fund is seeking to invest, at times a significant portion of the issuers of the investments in the Fund’s portfolio may be in the financials sector.
The Fund will likely engage in active and frequent trading. The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), constructs the Fund’s portfolio by allocating the Fund’s assets among fixed income sectors and strategies managed by one or more sub-advisers retained by the Adviser (each, a “Sub-Adviser”). Additionally, the Sub-Advisers may in turn allocate to one or more additional sub-advisers (each, a “Sub-Sub-Adviser”) a portion of the assets allocated to them by the Adviser. Certain references herein to the Sub-Adviser may also include a Sub-Sub-Adviser, as the context requires.
The Adviser allocates assets among Sub-Advisers managing high yield debt, short duration credit and emerging markets debt (including dollar and local currency debt) strategies, but expects over time, depending on market conditions, to expand the Fund’s investments to other opportunistic credit strategies, including preferred stock, convertibles, bank loans and securitized fixed income.
In allocating the assets of the Fund, the Adviser will generally make strategic and tactical allocation decisions by directing shifts in allocations among the various investment strategies managed by the Sub-Advisers. The Adviser will periodically review and determine the allocations among the investment strategies and may make changes to these allocations when it believes it is beneficial to the Fund. The Adviser may, in its discretion, add to, delete from or modify the categories of
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investment strategies employed by the Fund, or add other investment strategies managed by the Sub-Advisers. In making allocations among such investment strategies and/or in changing the categories of investment strategies employed by the Fund, the Adviser expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the Fund is exclusively designed. As such, the Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.
Each Sub-Adviser may use both its own proprietary and external research and securities selection process to manage its allocated portion of the Fund’s assets. The Adviser is responsible for determining the amount of Fund assets allocated to each Sub-Adviser. The Adviser is not required to allocate a minimum amount of Fund assets to any specific Sub-Adviser and may allocate, or re-allocate, zero Fund assets to a specific Sub-Adviser at any time. The Sub-Advisers are responsible for determining the amount of Fund assets allocated to each Sub-Sub-Adviser. The Adviser engages the following Sub-Advisers: BlackRock Investment Management, LLC (“BlackRock”), PGIM, Inc. (“PGIM”), Lord, Abbett & Co. LLC (“Lord Abbett”), RBC Global Asset Management (UK) Limited (“RBC GAM (UK)”), Muzinich & Co., Inc. (“Muzinich”), PIMCO, Mellon Investments Corporation (“Mellon”) and Insight North America LLC (“Insight”). BlackRock currently allocates assets to BlackRock International Limited (“BIL”) with respect to BlackRock’s High Yield Strategy, while PGIM currently allocates assets to PGIM Limited (“PGIML”) and RBC GAM (UK) currently allocates assets to RBC Global Asset Management (US) Inc. (“RBC GAM (US)”). The Adviser may adjust allocations to the Sub-Advisers at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Fund’s Sub-Advisers, the investment strategies they pursue and the portion of the Fund allocated to them may change over time. For example, due to market conditions, the Adviser may choose not to allocate Fund assets to a Sub-Adviser or may reduce the portion of the Fund allocated to a Sub-Adviser to zero. Each Sub-Adviser is responsible for deciding which securities to purchase and sell for its respective portion of the Fund and for placing orders for the Fund’s transactions. However, the Adviser reserves the right to instruct Sub-Advisers as needed on certain Fund transactions and manage a portion of the Fund’s portfolio directly, including, without limitation, for portfolio hedging, to temporarily adjust the Fund’s overall market exposure or to temporarily manage assets as a result of a Sub-Adviser’s resignation or removal. Below is a summary of each current Sub-Adviser’s investment approach.
BlackRock — High Yield
With respect to the portion of the Fund allocated to BlackRock’s High Yield Strategy, BlackRock (together with BIL) will invest primarily in high yield non-investment grade bonds with maturities of ten years or less. To add additional diversification, BlackRock (together with BIL) can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. A substantial portion of the Fund allocated to BlackRock (together with BIL) may be invested in non-U.S. dollar denominated bonds of issuers located outside of the United States. Securities are purchased for the Fund when BlackRock (together with BIL) determines that they have the potential for above-average total return.
BlackRock — Passive Treasury
With respect to the portion of the Fund allocated to BlackRock’s Passive Treasury Strategy, BlackRock will invest primarily in U.S. Treasuries and government agency bonds while seeking to replicate overall risk characteristics of a specific index. BlackRock utilizes a stratified sampling approach that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security’s price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index.
PGIM — High Yield
With respect to its allocated portion of the Fund, PGIM (together with PGIML) primarily seeks investments that pay interest and other income and secondarily investments that will increase in value. In managing its portion of the Fund’s assets, PGIM (together with PGIML) uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. PGIM (together with PGIML) may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Fund may invest in a security based upon the expected total return rather than the yield of such security. A substantial portion of the Fund allocated to PGIM (together with PGIML) may be invested in non-U.S. dollar denominated bonds of issuers located outside of the United States.
Lord Abbett — Short Duration Credit
With respect to its allocated portion of the Fund, the Lord Abbett portfolio management team utilizes a multi-sector, credit focused approach, emphasizing the short maturity segments of investment grade corporate bonds, commercial mortgage-backed securities, asset-backed securities, and high yield corporate bonds. The team combines top-down and bottom-up analysis to construct its strategic yield-based portfolio, using a blend of quantitative and fundamental
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research. As part of its top-down analysis, the Lord Abbett team evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks. The Lord Abbett team employs bottom-up analysis to identify and select securities for investment based on in-depth company, industry, and market research and analysis. Lord Abbett may actively rotate sector exposure based on its assessment of relative value. Lord Abbett may engage in active and frequent trading of portfolio securities in its allocated portion of the Fund.
RBC GAM (UK) — European High Yield Debt
With respect to its allocated portion of the Fund, RBC GAM (UK) (together with RBC GAM (US)) invests predominantly in European below investment-grade corporate debt with a focus on capital preservation. Credit selection is driven by rigorous proprietary bottom-up fundamental analysis with an emphasis on downside stress testing. Single name credit analysis is supplemented by economic, policy and political inputs, which combine to help determine the sectoral and geographic composition of the portfolio, as well as the correlation of the strategy to the overall market. RBC GAM (UK) (together with RBC GAM (US)) invests across secured and unsecured assets.
Muzinich — Global Short Duration Crossover
With respect to its allocated portion of the Fund, Muzinich manages a global short duration crossover strategy blending investment-grade with high yield corporate bonds, seeking to enhance yield while mitigating risk. For this strategy, Muzinich invests predominantly in corporate bonds with a rating ranging from A to B- by S&P or Fitch and/or A1 to B3 by Moody’s, while typically maintaining an average portfolio duration of less than two years. The strategy aims to generate strong risk-adjusted returns and achieve capital preservation through prudent asset allocation between short duration investment-grade bonds, which have historically been more correlated to sovereign debt, and high yield bonds, which tend to be more correlated to equity markets.
Muzinich — European High Yield
With respect to the portion of the Fund allocated to Muzinich’s European High Yield investment strategy, Muzinich will invest in a portfolio of European high yield corporate investments focused on bonds, floating rate notes and other debt instruments issued by European companies or by non-European companies with primary business in Europe or issuing European currency debt instruments. The holdings in the Muzinich European High Yield sleeve will be predominately rated below BBB- by S&P or Fitch and/or below Baa3 by Moody’s (“high yield” or “junk”), but holdings may also from time to time include higher-rated paper anticipated to be trading with a high yield valuation. Muzinich may use derivatives for hedging and efficient portfolio management purposes in gaining exposure to credit or duration, but not for speculative or leveraging purposes. The Muzinich European High Yield investment strategy aims to generate strong risk-adjusted returns and achieve capital preservation through rigorous credit selection amongst instruments which Muzinich deems to be creditworthy and well-priced in the market relative to their peer group.
PIMCO — Emerging Markets Debt
With respect to the portion of the Fund allocated to PIMCO’s Emerging Markets Debt Strategy, PIMCO invests predominantly in fixed income instruments (including bonds, debt securities and other similar instruments) issued by various U.S. and non-U.S. public- or private-sector entities that are economically tied to emerging market countries, which instruments may be represented by forwards or derivatives such as options, futures or swap agreements. Such instruments may be denominated in U.S. dollars and in non-U.S. currencies. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. PIMCO emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. For this strategy, PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors PIMCO believes to be relevant. PIMCO may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market country, such as a derivative instrument, rather than investing directly in emerging market securities or countries.
PIMCO — Asia High Yield
With respect to the portion of the Fund allocated to PIMCO’s Asia High Yield Strategy, PIMCO invests in a combination of fixed income instruments of issuers that are economically tied to Asia ex-Japan countries and related derivatives on such securities. PIMCO seeks to purchase certain newly-issued Regulation S securities through investments in the Subsidiary. PIMCO will utilize a credit (i.e., fixed income) strategy that seeks to deploy PIMCO’s total return investment approach. This total return investment approach includes both top-down and bottom-up decision making inputs to help PIMCO to identify multiple sources of value. Top-down strategies focus on both short-term and longer-term global macroeconomic considerations and forces likely to influence the global economy and financial markets (such as interest rates and the rate of inflation) and provide context for regional and sector selection. Bottom-up strategies drive the security selection process by analyzing individual securities and are key to PIMCO’s ability to select what PIMCO considers to be undervalued securities in the fixed income market.
Mellon — Passive U.S. Investment Grade Corporates
With respect to its allocated portion of the Fund, Mellon will seek to replicate the overall risk characteristics of specific benchmarks predominately investing in corporate securities rated BBB- or higher by S&P or Fitch and/or Baa3 by Moody’s, unless the benchmark’s methodology dictates otherwise. For
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Six Circles® Credit Opportunities Fund (continued)
each benchmark, Mellon will seek to replicate the overall risk characteristics of the benchmark while minimizing tracking error volatility and the performance drag from transaction costs by only investing in index-eligible securities. Mellon employs a stratified sampling approach by selecting subsets of the benchmark’s securities so that the aggregate risk metrics of duration, yield/spread, sector, and quality are tightly controlled relative to the benchmark. Specifically:
●
with respect to rates, Mellon will seek to match the overall duration but also seek to neutralize points along the curve (key rates durations);
●
with respect to spread, Mellon will seek to match the overall spread but also seek to match the spread within subsectors and the full quality spectrum of the benchmark; and
●
with respect to the “idiosyncratic”, Mellon will seek diversification with respect to both the number of bonds and issuers to mitigate this risk.
Insight — Global Aggregate Investment Grade Corporates & High Yield
With respect to its allocated portion of the Fund, Insight will systematically invest in global high yield and investment grade corporate credit fixed income. The investment process will begin with targeting the risk exposures of an underlying benchmark. A stratified sampling approach is then used to select bonds that match the major risk characteristics of the benchmark (e.g., duration, quality, sector, industry, yield, market beta, etc.). Insight will utilize proprietary alpha drivers in the sampling to screen out or avoid overweighting bonds which are deemed lower quality or expensive (or generally undesirable by our quantitative factors).
Insight seeks to utilize diversified insights designed to provide a stable performance in most markets. Insight will utilize fundamental and market data to identify firms that may have trouble servicing their debt. As part of its investment process, Insight leverages the pioneering work by Robert Merton (Merton Model) to construct a proprietary value model. It uses equity market cap, equity implied volatility, and a firm’s balance sheet as three key inputs for this purpose. For companies who do not have underlying equity, Insight utilizes sophisticated regression-based techniques to determine value. Insight will utilize structural themes to seek to exploit additional market opportunities, including new issues, fallen angels, credit default swap indices (“CDX”)/cash bond tradeoff, and income harvesting. Overall, across all strategies, Insight will seek to closely match the risk exposure of the benchmark along all key risk dimensions. To efficiently and cost effectively handle cashflows, Insight sources inventory from the ETF ecosystem (where available). In the illiquid category including high yield credit, Insight utilizes its credit portfolio trading (or bond basket trading) approach. Insight carefully weighs the benefits of continuing to hold a bond with the cost to trade when evaluating these issues.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the Adviser’s and/or Sub-Advisers’ expectations regarding particular instruments or markets are not met.
An investment in this Fund or any other fund is not designed to be a complete investment program. It is intended to be part of a broader investment program administered by the Adviser or its affiliates. The performance and objectives of the Fund should be evaluated only in the context of your complete investment program. The Fund is managed to take into account the investment goals of the broader investment program and therefore changes in value of the Fund may be particularly pronounced and the Fund may underperform a similar fund managed without consideration of the broader investment program. The Fund is NOT designed to be used as a stand-alone investment.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, supply chain disruptions, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Loan Participations and Assignments Risk. The Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of all or portions of such loans. Participations and assignments involve special types of risk, including extension risk, prepayment risk, credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. In addition, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and a Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs
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associated with owning and disposing of the collateral. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s or counterparty’s financial condition worsens, their credit quality may deteriorate. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
High Yield Securities and Loan Risk. The Fund invests in instruments including junk bonds, loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments may be subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information. The Fund will not have direct recourse against the borrower when the Fund invests in a loan participation. High yield securities and loans that are deemed to be liquid at the time of purchase may become illiquid.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
Debt Securities and Other Callable Securities Risk. As part of its investment strategy, the Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.
Distressed Securities Risk. Any investments in distressed or defaulted securities subject the Fund to even greater credit risk than investments in other below investment-grade instruments. Investments in obligations of restructured, distressed and bankrupt issuers, including debt obligations that are already in default, generally trade significantly below par and may lack liquidity. Defaulted securities might be repaid only after lengthy bankruptcy proceedings, during which the issuer might not make any interest or other payments, and such proceedings may result in only partial recovery of principal or no recovery at all. Recovery could involve an exchange of the defaulted obligation for other debt instruments or equity securities of the issuer or its affiliates, each of which may in turn be illiquid or speculative and be valued by the Fund at significantly less than its original purchase price. In addition, investments in distressed issuers may subject the Fund to liability as a lender.
Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.
Bank Loan Risk. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by borrowers with loan terms nor any set-off rights, and the Fund may not benefit directly from any posted collateral. As a result, the Fund may be subject to the credit risk of both the borrower and the lender selling the participation. Bank loan transactions may take more than seven days to settle, meaning that proceeds would be unavailable to make additional investments or meet redemptions.
Covenant Lite Loan Risk. The Fund may invest in, or obtain exposure to, floating rate loans that are “covenant lite.” Covenants contained in loan documentation are intended to protect lenders by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant
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lite loans may lack financial maintenance covenants that in certain situations can allow lenders to claim a default on the loan to seek to protect the interests of the lenders. The absence of financial maintenance covenants in a covenant lite loan might result in a lower recovery in the event of a default by the borrower. Covenant lite loans have become much more prevalent in recent years.
Impairment of Collateral Risk. The value of collateral securing a debt instrument could decline, be insufficient to satisfy the obligation or be difficult to liquidate. The Fund’s access to the collateral could be limited by bankruptcy or by the type of loan it purchases. As a result, a collateralized debt instrument may not be fully collateralized and can decline significantly in value.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. Government-related organizations may not have the funds to meet their payment obligations in the future.
Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities.
The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.
Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Additionally, the Fund may have substantial difficulties exercising its legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging market countries, which can increase the risks of loss. From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company's performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or subjects to sanctions.
Sovereign Obligations Risk. The Fund may invest in securities issued by or guaranteed by sovereign governments, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty in the country at issue, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations. These securities are also subject to Foreign Securities and Emerging Markets Risk.
Income Risk. The Fund’s income may decline when interest rates fall because the Fund may hold a significant portion of short duration securities and/or securities that have floating or variable interest rates. The Fund’s income may decline because the
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Fund invests in lower yielding bonds, as bonds in its portfolio mature, are near maturity or are called, or when the Fund needs to purchase additional bonds.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments or redemptions occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Derivatives Risk. Derivatives, including futures, options, swaps and forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes the risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of a Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Derivatives also subject the Fund to liquidity risk because the liquidity of derivatives is often based on the liquidity of the underlying instruments. In addition, the possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Counterparty Risk. The Fund may have exposure to the credit risk of counterparties with which it deals in connection with the investment of its assets, whether engaged in exchange-traded or off-exchange transactions or through brokers, dealers, custodians and exchanges through which it engages. In addition, many protections afforded to cleared transactions, such as the security afforded by transacting through a clearinghouse, might not be available in connection with over-the-counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the account will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and will sustain losses.
Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions or a lack of willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can increase the volatility of the Fund’s net asset value ("NAV") per share. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages, credit risk transfer securities and credit-linked notes issued by government-related organization that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may
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Six Circles® Credit Opportunities Fund (continued)
face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
Collateralized mortgage obligations and stripped mortgage-backed securities, including those structured as interest-only and principal-only, are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default, as described under “Credit Risk,” for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.
Credit risk transfer securities and credit-linked notes are general obligations issued by a government-related organization or special purpose vehicle, respectively, and are unguaranteed. Unlike mortgage-backed securities, investors in credit risk transfer securities and credit-linked notes issued by a government-related organization have no recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to the noteholder. There can be no assurance that losses will not occur on an investment. These investments are also subject to the risks described under “Prepayment Risk.”
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and may affect the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge some or all of its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful, including due to delays in placing trades and other operational limitations, and the use of such strategies may lower the Fund’s potential returns.
Zero-Coupon Bond Risk. The market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically.
LIBOR Discontinuance Risk. The London Interbank Offering Rate (“LIBOR”) was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on a number of factors, including that LIBOR and other interbank offering rates (“IBORs”) may no longer be representative of the underlying markets and, as a result, publication of all LIBOR settings has ceased. New or alternative reference rates have since been used in place of LIBOR. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR,” which is intended to replace U.S. dollar LIBOR and measures the cost of U.S dollar overnight borrowings collateralized by treasuries) and the Sterling Overnight Index Average rate (“SONIA,” which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). Markets are slowly developing in response to these new rates. As a result of the benchmark reforms, the Adviser, Sub-Advisers, and the Funds have generally transitioned to successor or alternative reference rates as necessary. Although the transition process away from IBORs for most instruments has been completed, there is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, which may affect the value, volatility, liquidity, or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions, and entering into new trades. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. Moreover, certain aspects of the transition from IBORs will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; no assurances can be given as to the impact of the transition away from LIBOR on a Fund or its investments. These risks may also apply with respect to changes in connection with other IBORs (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.
Restricted and Privately Placed Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Private placements are generally subject to strict restrictions on
70  |  Six Circles® Funds

resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses.
Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Fund or the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and is not subject to all the investor protections of the Investment Company Act.
Regulation S Securities Risk. Regulation S securities may be less liquid than publicly traded securities and may not be subject to the disclosure and other investor protection requirements that would be applicable if they were publicly traded. Accordingly, Regulation S securities are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity.
Repurchase Agreement Risk. Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.
Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.
Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-linked securities, such as Treasury Inflation Protected Securities, are adjusted periodically to a specified rate of inflation (e.g., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (“CPI-U”)). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.
Exchange-Traded Fund (“ETF”) and Investment Company Risk. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF’s or investment company’s investments. ETFs, investment companies and other investment vehicles that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF or closed-end fund designed to track an index may not track the index and may result in a loss. In addition, closed-end funds that trade on an exchange often trade at a price below their NAV (also known as a discount). Certain ETFs or closed-end funds traded on exchanges may be thinly-traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.
Structured Notes Risk. Structured notes are subject to interest rate risk and credit risk. The price of structured notes may be very volatile, and such notes may have a limited trading market, making it difficult to value them or sell them at an acceptable price. The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity.
To-Be-Announced (“TBA”) Transactions Risk. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to the settlement date or if the counterparty does not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. TBA transactions involve counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund’s returns.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative
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Six Circles® Credit Opportunities Fund (continued)
emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Asia Pacific Market Risk. The small size of securities markets and the low trading volume in some countries in the Asia Pacific Region may lead to a lack of liquidity. Also, some Asia Pacific economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.
Certain of the currencies in the Asia Pacific region have experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of the Fund.
The trading volume on some Asia Pacific region stock exchanges is much lower than in the United States, and Asia Pacific region securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States. The imposition of tariffs or other trade barriers, or a downturn in the economy of a significant trading partner could adversely impact Asia Pacific companies. If the Fund concentrates in the Asia Pacific region, the Fund’s performance may be more volatile than that of a fund that invests globally. If Asia Pacific securities fall out of favor, it may cause a fund that concentrates in the Asia Pacific region to underperform funds that do not concentrate in the Asia Pacific region.
Greater China Region Risk. In addition to the risks listed under “Foreign Securities and Emerging Markets Risk,” investments in Mainland China, Hong Kong and Taiwan are subject to significant legal, regulatory, monetary and economic risks, as well as the potential for regional and global conflicts, including actions that are contrary to the interests of the U.S.
Investments in Mainland China involve political and legal uncertainties, currency fluctuations and aggressive currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets, which could adversely affect and significantly diminish the values of the Mainland Chinese companies in which the Fund invests. The Mainland Chinese securities markets are emerging markets characterized by greater price volatility. Mainland China is dominated by the one-party rule of the Communist Party, and the Mainland Chinese government exercises significant control over Mainland China’s economic growth. There is the potential of increased tariffs and restrictions on trade between the United States and Mainland China. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on Mainland Chinese companies and a commensurately negative impact on the Fund. There is also the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers, which may negatively affect the liquidity and price of their securities.
The political reunification of Mainland China and Taiwan, over which Mainland China continues to claim sovereignty, is a highly complex issue. There is the potential for future political, military or economic disturbances that may have an adverse impact on the values of the Fund’s investments in Mainland China and elsewhere, or make certain Fund investments impractical or impossible. Any escalation of hostility between Mainland China and Taiwan would likely have a significant
72  |  Six Circles® Funds

adverse impact on the value and liquidity of the Fund’s investments in both Mainland China and elsewhere, causing substantial investment losses for the Fund.
Hong Kong is a Special Administrative Region of the People’s Republic of China. Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by the Basic Law. Under the Basic Law, Hong Kong was guaranteed a high degree of autonomy in certain matters, including economic matters, until 2047. Attempts by the government of Mainland China to exert greater control over Hong Kong’s economic, political or legal structures or its existing social policy could negatively affect investor confidence in Hong Kong (as has been the case previously during certain periods), which in turn could negatively affect markets and business performance.
European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in the various countries in which it invests in Europe and in Europe more generally, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns and fiscal and monetary controls imposed on member countries of the European Union.
High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
Management Risk. The Fund is subject to management risk. Each Sub-Adviser and its portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment decisions for its allocated portion of the Fund, but there can be no guarantee that these decisions will produce the desired results. In addition, legislative, regulatory or tax developments may affect the investment techniques available to each Sub-Adviser in connection with managing its allocated portions of the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Allocation Risk. The Fund’s ability to achieve its investment objective depends upon the Adviser’s ability to select the optimum mix of index components and the indexed investment strategies or underlying exposures in light of market conditions. There is a risk that the Adviser’s evaluations and assumptions regarding the investment strategies may be incorrect in view of actual market conditions.
Tracking Error Risk. In carrying out the investment program of the Fund, certain Sub-Advisers will typically be instructed by the Adviser to replicate the performance of one or more indexes, although the Fund is not a passive index fund. Tracking error is the divergence of the Fund’s performance from that of those indexes. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in those indexes, pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to those indexes or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while those indexes do not. Additionally, to comply with regulatory requirements, the Fund does not invest in securities issued by JPMorgan Chase & Co. This could cause the Fund to experience tracking error when an index includes such securities.
Multi-Manager Risk. The Fund’s performance depends on the skill of the Adviser in selecting, overseeing, and allocating Fund assets to the Sub-Advisers. The Sub-Advisers’ investment styles may not always be complementary. The Sub-Advisers operate independently (e.g., make investment decisions independently of one another), and may make decisions that conflict with each other. For example, it is possible that a Sub-Adviser may purchase a security for the Fund at the same time that another Sub-Adviser sells the same security, resulting in higher transaction costs without accomplishing any net investment result; or that several Sub-Advisers purchase the same security at the same time, without aggregating their transactions, resulting in higher transaction costs. The Fund’s Sub-Advisers may underperform the market generally, underperform other investment managers that could have been selected for the Fund and/or underperform private investment funds with similar strategies managed by the Sub-Advisers. Subject to the overall supervision of the Fund’s investment program by the Fund’s Adviser, each Sub-Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.
Collateralized Loan Obligations Risk. Collateralized loan obligations (“CLOs”) are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CLO in which the Fund invests. CLOs also carry risks including, but not limited to, interest rate risk
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Six Circles® Credit Opportunities Fund (continued)
and credit risk. For example, a liquidity crisis in the credit markets could cause substantial fluctuations in prices for leveraged loans and limited liquidity for such instruments. When the Fund invests in CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CLO’s expenses.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
Equity Securities Risk. Investments in equity securities (such as stocks) may be more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. If a company becomes insolvent, its equity securities are repaid only after all other debts of the company have been repaid. This can result in a potential severe reduction in, or total loss of, their value. Investing in equity securities may also expose the Fund to inflation and currency risk. Further, the investor will be exposed to the specific risks of the industry in which the company operates. For example, a computer chip manufacturer might have exposure to the availability and price of certain metals. Equity securities may or may not be registered, publicly listed or traded on an exchange, and these securities are more likely to be illiquid and therefore subject to a higher degree of liquidity risk than registered or listed securities.
Convertible Securities and Contingent Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible securities may be lower-rated securities subject to greater levels of credit risk.
Preferred Securities Risk. Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Large Shareholder Risk. To the extent a large proportion of shares are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser or its affiliates have investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser or its affiliates.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from year to year since the Fund’s inception (i.e., for the past five calendar years). The table shows the average annual total returns for the past one year and life of the Fund. The table compares that performance to the Bloomberg U.S. Intermediate Corporate Bond Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.sixcirclesfunds.com or by calling 1-212-464-2070.
YEAR-BY-YEAR RETURNS

15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
3.42%
-10.02%
9.56%
8.65%
9.33%
2021
2022
2023
2024
2025

Best Quarter	4th quarter, 2023	6.54%
Worst Quarter	2nd quarter, 2022	-8.80%
74  |  Six Circles® Funds

The Fund’s year-to-date return	through	3/31/26	was	-0.90%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2025)
	Past	Past	Life of Fund Since
	1 Year	5 Years	8/19/20
FUND
Return Before Taxes	9.33%	3.91%	4.42%
Return After Taxes on Distributions	6.29	1.24	1.83
Return After Taxes on Distributions and Sale of Fund Shares	5.45	1.77	2.21
BLOOMBERG GLOBAL-AGGREGATE TOTAL RETURN INDEX VALUE UNHEDGED USD (Reflects No Deduction for Fees, Expenses or Taxes)	8.17	-2.15	-1.48
BLOOMBERG U.S. INTERMEDIATE CORPORATE BOND INDEX (Reflects No Deduction for Fees, Expenses or Taxes)	7.95	1.60	1.82
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser
J.P. Morgan Private Investments Inc.
Portfolio Manager	Managed Fund Since	Primary Title with Adviser
Richard Madigan	Inception	Managing Director and Chief Investment Officer
Jeffrey Gaffney	Inception	Managing Director
Michael Gray	Inception	Managing Director
Jeffrey Eshleman	2024	Managing Director
Jesse Rosenblum	2026	Executive Director
Sub-Advisers and Sub-Sub-Advisers
The Adviser allocates Fund assets for each investment strategy to Sub-Advisers (two of which in turn allocate assets to their respective Sub-Sub-Advisers, as indicated), which allocations may be adjusted at any time. BlackRock, PGIM, Lord Abbett,
RBC GAM (UK), Muzinich and PIMCO are the current Sub-Advisers to the Fund and BIL, PGIML and RBC GAM (US) are the current Sub-Sub-Advisers to the Fund.
BlackRock and BIL – High Yield
Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Mitchel Garfin	Inception	Managing Director
David Delbos	Inception	Managing Director
BlackRock - Passive Treasury
Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Scott Radell	2021	Managing Director
Vish Acharya	2024	Director
PGIM and PGIML – High Yield
Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Robert Cignarella	Inception	Managing Director
Brian Clapp	Inception	Executive Director
Robert Spano	Inception	Managing Director
Michael Gormally	2022	Executive Director
Brian Lalli	2024	Executive Director
Lord Abbett – Short Duration Credit
Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Andrew H. O’Brien	2020	Partner and Portfolio Manager
Robert A. Lee	2020	Partner and Co-Head of Taxable Fixed Income
Steven F. Rocco, CFA	2020	Partner and Co-Head of Taxable Fixed Income
Adam C. Castle, CFA	2021	Partner and Portfolio Manager
Harris A. Trifon	2021	Partner and Portfolio Manager
Yoana N. Koleva, CFA	2022	Partner and Portfolio Manager
Gregory Benz, CFA	2025	Managing Director and Portfolio Manager
Ty Kern	2025	Managing Director and Portfolio Manager
RBC GAM (US) and RBC GAM (UK) - European High Yield Debt
May 1, 2026  |  75

Six Circles® Credit Opportunities Fund (continued)
Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Tim Leary	2022	Senior Portfolio Manager
Sid Chhabra	2024	Managing Director, Head of Securitized Credit & CLO Management and Euro High Yield
Tim van der Weyden	2024	Portfolio Manager
Muzinich – Global Short Duration Crossover
Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Tatjana Greil-Castro	2021	Co-Lead Portfolio Manager
Ian Horn	2021	Co-Lead Portfolio Manager
Joseph Galzerano	2021	Portfolio Manager
Richard Smith	2023	Analyst/Portfolio Manager
Eric Schure	2023	Analyst/Portfolio Manager
Mel Siew	2025	Portfolio Manager
Corentin Tarlier	2025	Portfolio Manager
Muzinich – European High Yield
Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Thomas Samson	2024	Portfolio Manager
Jamie Cane	2024	Portfolio Manager
PIMCO - Emerging Markets Debt
Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Pramol Dhawan	2021	Managing Director
Yacov Arnopolin	2021	Managing Director
Javier Romo	2021	Executive Vice President
PIMCO - Asia High Yield
Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Stephen Chang	2021	Managing Director
Abhijeet Neogy	2021	Senior Vice President
Lucien Lu	2021	Senior Vice President
Mellon - Passive U.S. Investment Grade Corporates
Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Marlene Walker Smith	2025	Senior Director, Chief Investment Officer
William Newton	2025	VP, Portfolio Manager
Tracy Lynn Gregory	2025	VP, Portfolio Manager
Insight - Global Aggregate Investment Grade Corporates & High Yield
Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Paul Benson	2025	Head of Systematic Fixed Income
Stephanie Shu	2025	Senior Portfolio Manager
Purchase and Sale of Fund Shares
The Fund is designed exclusively for investors participating in investment advisory programs, trusts or pooled investment vehicles managed by JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates (each, a “JPM Program”). Fund shares may only be purchased through a JPM Program by a JPM Program representative acting on your behalf. Fund shares may be purchased or redeemed on any business day. For purposes of this prospectus, commingled investment vehicles and other pooled investment vehicles, such as registered investment companies, advised by the Adviser or its affiliates are considered to be participating in a JPM Program and are therefore eligible to invest in the Fund.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when an investor’s investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case the investor may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
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More About the Funds
Six Circles® Ultra Short Duration Fund (“Ultra Short Duration Fund”)
Investment Objective
The Ultra Short Duration Fund’s objective is to generate current income consistent with capital preservation.
This investment objective is non-fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund. The Ultra Short Duration Fund will provide shareholders with at least 60 days’ prior written notice of any change to its investment objective.
There can be no assurance that the Ultra Short Duration Fund will achieve its investment objective.
Principal Investment Strategies
The Ultra Short Duration Fund mainly invests in U.S. dollar and non-U.S. dollar denominated investment grade short-term fixed and floating rate debt securities. While the Ultra Short Duration Fund may invest in securities with various maturities, under normal market conditions, the Ultra Short Duration Fund will seek to maintain an average effective portfolio duration of one year or less. Average effective portfolio duration could at times be higher, though it will not under normal market conditions exceed two years.
As part of its principal investment strategy, the Ultra Short Duration Fund may invest in debt securities of corporate issuers, obligations of governments, government agencies or instrumentalities, including U.S. Treasury securities (including Separate Trading of Registered Interest and Principal of Securities (“STRIPS”)), securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, municipal securities, securities issued or guaranteed by supranational organizations and securities issued or guaranteed by foreign governments. The Ultra Short Duration Fund may also invest in money market instruments such as certain instruments described above, as well as commercial paper, certificates of deposit, time deposits, deposit notes and bank notes. The instruments in which the Fund invests may pay fixed, variable, or floating interest rates and may include asset-backed securities, mortgage-backed securities (which may include “to be announced” (“TBA”) transactions), zero-coupon securities, convertible securities, inflation-indexed bonds, repurchase agreements, privately-issued (Rule 144A) securities, Regulation S securities, structured notes, collateralized loan obligations, loan participations, loan assignments and other securities and instruments bearing fixed or variable interest rates.
The Ultra Short Duration Fund may also invest in foreign securities that are U.S. dollar denominated and non-U.S. dollar denominated, and the Ultra Short Duration Fund will seek to hedge such securities’ currency exposure to the U.S. dollar. The Ultra Short Duration Fund may also invest in other investment companies, such as open-end, closed-end and exchange-traded funds.
Due to the nature of the investments in which the Ultra Short Duration Fund is seeking to invest, a significant portion of the issuers of the investments in the Ultra Short Duration Fund’s portfolio may be in the financials sector.
Most of the Ultra Short Duration Fund’s investments will be investment grade at the time of investment, although up to 10% of the Ultra Short Duration Fund’s total assets may be invested in below investment grade securities (determined at the time of investment) as described below. The Ultra Short Duration Fund’s investment grade investments will at the time of investment: (i) carry a short-term rating of P-2, A-2 or F2 or higher by any of Moody’s Investors Service Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) and Fitch Ratings (“Fitch”), respectively, or the equivalent by another nationally recognized statistical rating organization (“NRSRO”); (ii) carry a long-term rating of Baa3, BBB– or BBB– or higher by any of Moody’s, S&P and Fitch, respectively, or the equivalent by another NRSRO; or (iii) if such investments are unrated, be deemed by a Sub-Adviser (as defined below) to be of comparable quality. The Ultra Short Duration Fund may invest up to 10% of its total assets in securities that are rated below investment grade (commonly known as “high yield securities” or “junk bonds”), or are unrated securities that a Sub-Adviser determines are of comparable quality. These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.
The Ultra Short Duration Fund has flexibility to invest in derivatives and may use such instruments as substitutes for securities and other instruments in which the Ultra Short Duration Fund can invest. Derivatives are instruments which have a value based on another instrument, exchange rate or index. The Ultra Short Duration Fund may use futures, options, swaps, and forward contracts, as well as repurchase agreements and reverse repurchase agreements, in connection with its principal strategies in certain market conditions in order to hedge various investments, for risk management purposes and/or to increase income or gain to the Ultra Short Duration Fund.
The Ultra Short Duration Fund may invest in shares of exchange-traded funds (“ETFs”) and other investment companies, including those managed by a Sub-Adviser or its affiliate. ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors,
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markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, a Fund must not hold more than 3% of the total assets of another ETF or other investment company and must limit its investments in a single ETF or investment company to 5% of its total assets and in all ETFs and other investment companies to 10% of its total assets. The Securities and Exchange Commission adopted an exemptive rule that allows any fund to disregard these 3%, 5% and 10% limitations, subject to certain conditions. ETFs that are not structured as investment companies as defined in the Investment Company Act are not subject to these percentage limitations. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay or receive significantly more or less than the value of the ETF’s underlying portfolio when they purchase or sell their ETF shares, respectively.
J.P. Morgan Private Investments Inc., the Fund's investment adviser ("JPMPI" or the "Adviser"), constructs the Ultra Short Duration Fund’s portfolio by allocating the Ultra Short Duration Fund’s assets among investment strategies managed by one or more sub-advisers retained by the Adviser (each, a “Sub-Adviser”).
The Adviser will periodically review and determine the allocations among investment strategies and may make changes to these allocations when it believes it is beneficial to the Ultra Short Duration Fund. As such, the Adviser may, in its discretion, add to, delete from or modify the categories of investment strategies employed by the Ultra Short Duration Fund at any time. In making allocations among investment strategies and/or in changing the categories of investment strategies employed by the Ultra Short Duration Fund, the Adviser expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the Ultra Short Duration Fund is exclusively designed. As such, the Ultra Short Duration Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.
Each Sub-Adviser may use both its own proprietary and external research and securities selection process to manage its allocated portion of the Ultra Short Duration Fund’s assets. The Adviser is responsible for determining the amount of Ultra Short Duration Fund assets allocated to each Sub-Adviser. The Adviser is not required to allocate a minimum amount of Ultra Short Duration Fund assets to any specific Sub-Adviser and may allocate, or re-allocate, zero Ultra Short Duration Fund assets to a specific Sub-Adviser at any time. The Adviser engages the following Sub-Advisers: BlackRock Investment Management, LLC (“BlackRock”) and Pacific Investment Management Company LLC (“PIMCO”). The Adviser may adjust allocations to the Sub-Advisers at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Ultra Short Duration Fund’s Sub-Advisers, the investment strategies they pursue and the portion of the Ultra Short Duration Fund allocated to them, may change over time. For example, due to market conditions, the Adviser may choose not to allocate Fund assets to a Sub-Adviser or may reduce the portion of the Fund allocated to a Sub-Adviser to zero. Each Sub-Adviser is responsible for deciding which securities to purchase and sell for its respective portion of the Ultra Short Duration Fund and for placing orders for the Ultra Short Duration Fund’s transactions. However, the Adviser reserves the right to instruct Sub-Advisers as needed on certain Ultra Short Duration Fund transactions and manage a portion of the Ultra Short Duration Fund’s portfolio directly, including without limitation, for portfolio hedging, to temporarily adjust the Ultra Short Duration Fund’s overall market exposure or to temporarily manage assets as a result of a Sub-Adviser’s resignation or removal.
The Sub-Advisers may invest the Ultra Short Duration Fund’s assets among a range of sectors based on strategic positioning that focuses on factors expected to impact returns over the long term and other tactical considerations that focus on factors that are expected to impact returns over the short to medium term. The Sub-Advisers typically select individual securities after performing a risk/reward analysis that includes an evaluation of their characteristics including income, interest rate risk, credit risk and the complex legal and technical structure of the transaction. Below is a summary of each Sub-Adviser’s principal investment strategies.
BlackRock
With respect to its allocated portion of the Ultra Short Duration Fund, BlackRock primarily invests in fixed- and floating-rate securities of varying maturities, such as corporate and government bonds, agency securities, instruments of non-U.S. issuers, privately-issued securities, securitized products, including asset-backed and mortgage-backed securities (residential and commercial), structured securities, money market instruments, repurchase agreements and securities issued by investment companies. BlackRock may use derivatives such as options, futures or swap agreements to gain exposure to any or all of the foregoing types of investments. BlackRock or its affiliates may advise the money market funds and investment companies in which the Ultra Short Duration Fund may invest. BlackRock will actively manage its portfolio and does not seek to replicate the performance of a specified index. The portfolio may have a higher portfolio turnover than portfolios that seek to replicate the performance of a specified index.
BlackRock’s portfolio management team invests across a range of assets while using a disciplined credit research process to analyze an underlying issuer’s creditworthiness and valuation. The strategy seeks to generate current income consistent with capital preservation by primarily investing in short-term, investment grade bonds.
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PIMCO
With respect to its allocated portion of the Ultra Short Duration Fund, PIMCO invests, under normal circumstances, mainly in a portfolio of bonds, debt securities, securitized products and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities with varying maturities, which may be represented by forwards or derivatives such as options, futures or swap agreements.
PIMCO’s strategy focuses on active management of high-quality, fixed income and cash equivalent securities. Preserving principal and maintaining liquidity are paramount and consistent with prudent management in the strategy. Portfolio construction is designed so that no single strategy dominates returns. Multiple sources of value are used to seek to generate consistent returns, which include both top-down and bottom-up strategies. Top-down strategies focus on duration, yield curve positioning, volatility, and sector rotation. These strategies are deployed from PIMCO’s macro view of the forces likely to influence the economy and financial markets over the next three to five years. As a complement, bottom-up strategies drive the security selection process and facilitate the identification and analysis of undervalued securities. Advanced proprietary analytics are employed to combine perspectives from both the portfolio and security levels.
Considerations of term, credit, volatility and liquidity are combined with multiple concurrent strategies to build the portfolio and potentially generate value.
General Information
The Adviser’s process for evaluating Sub-Advisers is described below in “The Funds’ Management and Administration.”
The Ultra Short Duration Fund may utilize the investments and strategies described above to a greater or lesser degree in the future.
The Ultra Short Duration Fund will likely engage in active and frequent trading. The frequency with which the Ultra Short Duration Fund buys and sells securities will vary from year to year, depending on market conditions.
Six Circles® Tax Aware Intermediate Duration Fund (“Tax Aware Intermediate Duration Fund”)
Investment Objective
The Tax Aware Intermediate Duration Fund’s objective is to provide after-tax total return.
This investment objective is non-fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund. The Tax Aware Intermediate Duration Fund will provide shareholders with at least 60 days’ prior written notice of any change to its investment objective.
There can be no assurance that the Tax Aware Intermediate Duration Fund will achieve its investment objective.
Principle Investment Strategies
The Tax Aware Intermediate Duration Fund is designed to provide after-tax total return by actively investing mainly in fixed income securities of varying maturities. The Tax Aware Intermediate Duration Fund’s portfolio consists of a variety of strategies providing, in normal market conditions, exposure across mainly (but not necessarily exclusively) municipal bonds with varying maturity ranges. While the Tax Aware Intermediate Duration Fund may invest in securities with various maturities, under normal market conditions, the Tax Aware Intermediate Duration Fund will seek to maintain a weighted average effective portfolio duration between 3 and 8 years. Under certain market conditions, such as in periods of significant volatility in interest rates and spreads, the Tax Aware Intermediate Duration Fund’s weighted average effective portfolio duration may be shorter than 3 years or longer than 8 years.
Prior to May 1, 2026, the Tax Aware Intermediate Duration Fund had a different investment objective and pursued different investment strategies. As such, for a period of time following this date, the Tax Aware Intermediate Duration Fund may not be invested consistent with its investment strategies or investment approach while the Tax Aware Intermediate Duration Fund realigns its portfolio in a manner consistent with the investment objective and strategies set forth above and elsewhere in this Prospectus. While the portfolio is being repositioned, the Tax Aware Intermediate Duration Fund also may have a shorter average duration than after the repositioning is complete (including potentially less than 3 years).
Under normal circumstances, the Tax Aware Intermediate Duration Fund invests at least 50% of its total assets in municipal securities, the income from which is exempt from federal income tax. The Tax Aware Intermediate Duration Fund may also invest in taxable instruments.
Municipal securities are securities issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities and other groups with the authority to act for the municipalities, the interest on which, if any, is exempt from federal income tax but may be subject to the
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federal alternative minimum tax for individuals, but the Tax Aware Intermediate Duration Fund may invest in taxable instruments for temporary investment purposes. Municipal securities may have fixed, variable or floating interest rates and may include, but are not limited to, variable rate demand obligations, short-term municipal notes, municipal bonds, tax exempt commercial paper, zero-coupon securities, private activity and industrial development bonds, tax anticipation notes, participations in pools of municipal securities, municipal mortgage-backed and asset-backed securities, auction rate securities and restricted securities. The Tax Aware Intermediate Duration Fund may also invest in money market instruments. The portion of the Tax Aware Intermediate Duration Fund not invested in municipal securities may include investments in bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities, including emerging market securities, and investments in investment companies, including open-end, closed-end and exchange-traded funds.
Municipal securities may also include instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal securities, such as tender option bonds and participation interests in all or part of specific holdings of municipal obligations, provided that the applicable issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax. Additionally, municipal securities include all other instruments that directly or indirectly provide economic exposure to income which is derived from municipalities.
While the Tax Aware Intermediate Duration Fund intends to generate tax-exempt income through its municipal securities investments, it may generate taxable income and gains through investments in non-tax exempt securities and through sales of both tax-exempt and non-tax exempt securities. Also, although interest on municipal securities is exempt from federal income tax, interest on certain bonds may be subject to the federal alternative minimum tax for individuals.
The Tax Aware Intermediate Duration Fund also may invest in taxable securities, including but not limited to corporate bonds, asset-backed and mortgage-related securities, privately-issued (Rule 144A) securities, loan assignments and participations, U.S. government and agency securities and similar instruments issued by various public- or private-sector entities in the United States and its territories and possessions, including U.S. Treasuries, securities issued by investment companies, including open-end, closed-end and exchange-traded funds, and other pooled investment vehicles, which may include private funds.
Most of the Tax Aware Intermediate Duration Fund’s investments will be investment grade at the time of investment, although up to 20% of the Tax Aware Intermediate Duration Fund’s total assets may be invested in below investment grade securities as described below. The Tax Aware Intermediate Duration Fund’s investment grade investments will at the time of investment: (i) carry a short-term rating of P-2, A-2 or F2 or higher by any of Moody’s Investors Service Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) and Fitch Ratings (“Fitch”), respectively, or the equivalent by another nationally recognized statistical rating organization (“NRSRO”); (ii) carry a long-term rating of Baa3, BBB– or BBB– or higher by any of Moody’s, S&P and Fitch, respectively, or the equivalent by another NRSRO; or (iii) if such investments are unrated, deemed by a Sub-Adviser (as defined below) to be of comparable quality. The Tax Aware Intermediate Duration Fund may invest up to 20% of its total assets in securities that are rated below investment grade (commonly known as “high yield securities” or “junk bonds”), or are unrated securities that a Sub-Adviser determines are of comparable quality. These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.
The Tax Aware Intermediate Duration Fund has flexibility to invest in derivatives and may use such instruments as substitutes for securities and other instruments in which the Tax Aware Intermediate Duration Fund can invest. Derivatives are instruments which have a value based on another instrument, exchange rate or index. The Tax Aware Intermediate Duration Fund may use futures, options, swaps, and forward contracts, as well as repurchase agreements and reverse repurchase agreements, in connection with its principal strategies in certain market conditions in order to hedge various investments, for risk management purposes and/or to increase income or gain to the Tax Aware Intermediate Duration Fund.
The Tax Aware Intermediate Duration Fund may invest in shares of exchange-traded funds (“ETFs”) and other investment companies, including those managed by a Sub-Adviser or its affiliate. ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, a Fund must not hold more than 3% of the total assets of another ETF or other investment company and must limit its investments in a single ETF or other investment company to 5% of its total assets and in all ETFs and other investment companies to 10% of its total assets. The Securities and Exchange Commission adopted an exemptive rule that allows any fund to disregard these 3%, 5% and 10% limitations, subject to certain conditions. ETFs that are not structured as investment companies as defined in the Investment Company Act are not subject to these percentage limitations. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay or receive significantly more or less than the value of the ETF’s underlying portfolio when they purchase or sell their ETF shares, respectively.
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While the Tax Aware Intermediate Duration Fund intends to generate tax-exempt income through its municipal securities investments, it may generate taxable income and gains through investments in non-tax exempt securities and through sales of both tax-exempt and non-tax exempt securities. Also, although interest on municipal securities is exempt from federal income tax, interest on certain bonds may be subject to the federal alternative minimum tax for individuals.
J.P. Morgan Private Investments Inc., the Fund's investment adviser ("JPMPI" or the "Adviser"), constructs the Tax Aware Intermediate Duration Fund’s portfolio by allocating the Tax Aware Intermediate Duration Fund’s assets among investment strategies managed by one or more sub-advisers retained by the Adviser (each, a “Sub-Adviser”).
The Adviser will periodically review and determine the allocations among investment strategies and may make changes to these allocations when it believes it is beneficial to the Tax Aware Intermediate Duration Fund. As such, the Adviser may, in its discretion, add to, delete from or modify the categories of investment strategies employed by the Tax Aware Intermediate Duration Fund at any time. In making allocations among investment strategies and/or in changing the categories of investment strategies employed by the Tax Aware Intermediate Duration Fund, the Adviser expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the Tax Aware Intermediate Duration Fund is exclusively designed. As such, the Tax Aware Intermediate Duration Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.
Each Sub-Adviser may use both its own proprietary and external research and securities selection process to manage its allocated portion of the Tax Aware Intermediate Duration Fund’s assets. The Adviser is responsible for determining the amount of Tax Aware Intermediate Duration Fund assets allocated to each Sub-Adviser. The Adviser is not required to allocate a minimum amount of Tax Aware Intermediate Duration Fund assets to any specific Sub-Adviser and may allocate, or re-allocate, zero Tax Aware Intermediate Duration Fund assets to a specific Sub-Adviser at any time. The Adviser engages the following Sub-Advisers: Insight North America LLC (“Insight”) and Pacific Investment Management Company LLC (“PIMCO”). The Adviser may adjust allocations to the Sub-Advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Tax Aware Intermediate Duration Fund’s Sub-Advisers, the investment strategies they pursue and the portion of the Tax Aware Intermediate Duration Fund allocated to them, may change over time. For example, due to market conditions, the Adviser may choose not to allocate Fund assets to a Sub-Adviser or may reduce the portion of the Fund allocated to a Sub-Adviser to zero. Each Sub-Adviser is responsible for deciding which securities to purchase and sell for its respective portion of the Tax Aware Intermediate Duration Fund and for placing orders for the Tax Aware Intermediate Duration Fund’s transactions. However, the Adviser reserves the right to instruct Sub-Advisers as needed on certain Tax Aware Intermediate Duration Fund transactions and manage a portion of the Tax Aware Intermediate Duration Fund’s portfolio directly, including without limitation for portfolio hedging, to temporarily adjust the Intermediate Duration Tax Aware Fund’s overall market exposure or to temporarily manage assets as a result of a Sub-Adviser’s resignation or removal.
The Sub-Advisers may invest the Tax Aware Intermediate Duration Fund’s assets among a range of sectors based on strategic positioning that focuses on factors expected to impact returns over the long term and other tactical considerations that focus on factors that are expected to impact returns over the short to medium term. The Sub-Advisers typically select individual securities after performing a risk/reward analysis that includes an evaluation of their characteristics including income, interest rate risk, credit risk and the complex legal and technical structure of the transaction. The Tax Aware Intermediate Duration Fund expects that, when making allocation and investment decisions for the Fund, the Adviser and Sub-Advisers may take into account tax treatment as one of a number of factors relevant to the decision. In making such a decision, the Adviser and Sub-Advisers may determine that other factors are more important than tax treatment and thus cause the Tax Aware Intermediate Duration Fund to invest in investments that are not tax exempt. Below is a summary of each Sub-Adviser’s principal investment strategies.
Insight
With respect to its allocated portion of the Tax Aware Intermediate Duration Fund, Insight normally invests substantially all of the net assets allocated to it in municipal bonds that provide income exempt from federal personal income tax. Insight may temporarily invest in taxable bonds.
Insight focuses on using fundamental credit analysis to identify undervalued sectors and securities as well as opportunities in the municipal bond market arising from pricing inefficiencies in changing economic environments. Insight also seeks to identify relative value across various bond sectors, such as pre-refunded bonds, general obligation bonds, and revenue bonds.
Insight takes a pragmatic, long term approach to investing to seek to identify bonds that are attractive, while taking into account risk. Insight uses four key inputs – relative value, credit quality, bond structure, and market opportunities – to identify target exposures and specific investments for the Fund.
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PIMCO
With respect to its allocated portion of the Tax Aware Intermediate Duration Fund, PIMCO’s municipal bond portfolio will seek to generate tax-efficient income and maximize after-tax risk-adjusted total returns. In employing investment strategies to maximize risk-adjusted total returns, PIMCO practices strategy diversification. Through relying on multiple sources of value, PIMCO seeks to generate strong risk-adjusted total return record with a high degree of consistency relative to the benchmark (although there can be no assurances that PIMCO will achieve these objectives). PIMCO also seeks to add value through “top down” strategies, such as interest rate exposure, yield curve positioning, sector rotation and yield volatility.
General Information
The Adviser’s process for evaluating Sub-Advisers is described below in “The Funds’ Management and Administration.”
The Tax Aware Intermediate Duration Fund may utilize the investments and strategies described above to a greater or lesser degree in the future.
The Tax Aware Intermediate Duration Fund will likely engage in active and frequent trading. The frequency with which the Tax Aware Intermediate Duration Fund buys and sells securities will vary from year to year, depending on market conditions.
Six Circles® U.S. Unconstrained Equity Fund (“U.S. Unconstrained Equity Fund”)
Investment Objective
The U.S. Unconstrained Equity Fund’s objective is to provide capital appreciation.
This investment objective is non-fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund. The U.S. Unconstrained Equity Fund will provide shareholders with at least 60 days’ prior written notice of any change to its investment objective.
There can be no assurance that the U.S. Unconstrained Equity Fund will achieve its investment objective.
Principal Investment Strategies
Under normal circumstances, the U.S. Unconstrained Equity Fund will invest at least 80% of its net assets (plus borrowings) in equity securities issued by U.S. companies and other instruments with economic characteristics similar to equity securities issued by U.S. companies. Equity securities include common stock, preferred stock and securities or other instruments whose price is linked to the value of common or preferred stock. The U.S. Unconstrained Equity Fund is generally unconstrained by any particular capitalization, style or industry sector. The U.S. Unconstrained Equity Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”) that own and/or manage properties. From time to time, the U.S. Unconstrained Equity Fund may also use derivatives, including futures, forward contracts and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference), to manage short-term liquidity and/or as substitutes for comparable market positions in the securities in the applicable Indexes (as defined below). For purposes of this 80% investment policy, the U.S. Unconstrained Equity Fund will treat an investment in derivatives as an investment in the securities underlying such derivatives and will value such derivatives at market value. In limited circumstances, the U.S. Unconstrained Equity Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the fund or securities in the applicable Indexes.
The U.S. Unconstrained Equity Fund will provide shareholders with at least 60 days’ prior notice of any change to its 80% investment policy.
The U.S. Unconstrained Equity Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended. A non-diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers.
J.P. Morgan Private Investments Inc., the U.S. Unconstrained Equity Fund’s investment adviser (“JPMPI” or the “Adviser”), primarily seeks to achieve the U.S. Unconstrained Equity Fund’s investment objective by actively allocating and reallocating the U.S. Unconstrained Equity Fund’s assets among equity securities (or other instruments with economic characteristics similar to equity securities) in various U.S. industrial or economic sectors or sub-sectors (such as, by way of example only, companies in the automotive or health care sector) that the Adviser believes provide attractive investment opportunities at that time. In doing so, the Adviser is not limited to any specific sectors and may choose to allocate and reallocate the U.S. Unconstrained Equity Fund’s assets among any sectors or sub-sectors the Adviser chooses at the time. In order to implement its allocation decisions, the Adviser selects various publicly available equity indexes (such as an index of the largest U.S. companies), or specific portions (sub-indexes) of such an index
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(such as the automotive sector within the larger index) (together, the “Indexes”), that represent the sectors to which the Adviser desires to allocate the U.S. Unconstrained Equity Fund’s assets. Generally, an Index will represent a certain industry, geographic region or other sector component of a publicly available U.S. equity index.
Once the Adviser has selected the desired Indexes, it determines how much of the U.S. Unconstrained Equity Fund’s assets to allocate or reallocate to each Index and instructs the U.S. Unconstrained Equity Fund’s current sub-adviser, BlackRock Investment Management, LLC (the “Sub-Adviser” or “BlackRock”), to invest the allocated assets in a manner that seeks to replicate the investment performance of the respective Indexes. We refer to an allocation of the U.S. Unconstrained Equity Fund’s assets to a specific Index as an “indexed investment strategy.” As discussed in more detail below, BlackRock then seeks to manage each indexed investment strategy in a manner that will replicate the investment performance of the respective Index. The Adviser, depending on its investment views, may regularly allocate and reallocate the U.S. Unconstrained Equity Fund’s assets among different or new indexed investment strategies and may cease allocating to existing indexed investment strategies. The U.S. Unconstrained Equity Fund’s assets may be allocated to multiple indexed investment strategies at any time.
In addition to allocating and reallocating the U.S. Unconstrained Equity Fund’s assets among one or more indexed investment strategies, the Adviser may also select securities of specific individual companies for the U.S. Unconstrained Equity Fund to purchase or sell on an ongoing basis and the amount of the U.S. Unconstrained Equity Fund’s assets to allocate to such securities. We refer collectively to the securities selected by the Adviser in this manner as the “Custom U.S. Equity Sleeve.” When the Adviser makes individual security selections in this manner for the Custom U.S. Equity Sleeve, the securities will be publicly traded large capitalization U.S. equity securities and the securities may represent a variety of U.S. sectors, sub-sectors or industries. These individual securities in the Custom U.S. Equity Sleeve will be selected by the Adviser based on its investment analysis in order to assist with portfolio construction, risk management, liquidity considerations or a combination thereof. For example, the Adviser may determine to invest in a specific security within a broader Index, if it believes doing so would be preferable from an investment perspective to investing in all of the companies within that Index. In order to implement these individual security selections within the Custom U.S. Equity Sleeve, the Adviser then directs the Sub-Adviser to invest a specified allocation of the U.S. Unconstrained Equity Fund’s assets so as to replicate the investment performance of the identified securities within the Custom U.S. Equity Sleeve. Currently, under normal market conditions, the Custom U.S. Equity Sleeve is not expected to constitute more than 45% of the U.S. Unconstrained Equity Fund’s total assets. The Adviser is not obligated to select individual securities or to maintain a Custom U.S. Equity Sleeve and may allocate the U.S. Unconstrained Equity Fund’s assets solely among indexed investment strategies.
In allocating the assets of the U.S. Unconstrained Equity Fund among indexed investment strategies, or selecting individual securities within the Custom U.S. Equity Sleeve, the Adviser generally makes investment decisions based on a combination of financial analysis of individual companies, industries, sectors and geographies, such as financial modeling and individual company research. The Adviser also incorporates into its investment process macro-economic considerations, factors and trends, as well as analysis of risk, liquidity, potential for tracking error and other portfolio construction factors. The Adviser may, in its discretion, add to, delete from or modify the categories of indexed investment strategies employed by the U.S. Unconstrained Equity Fund at any time or the securities within the Custom U.S. Equity Sleeve, or add other investment strategies, including active strategies, managed by one or more sub-advisers at any time. As described in the box below, in making allocations among the indexed investment strategies and the Custom U.S. Equity Sleeve, and/or in changing the categories of indexed investment strategies and other investment strategies employed by the U.S. Unconstrained Equity Fund, the Adviser also expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the U.S. Unconstrained Equity Fund is exclusively designed. As such, the U.S. Unconstrained Equity Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.
BlackRock
BlackRock, the Sub-Adviser, manages each individual indexed investment strategy (and the Custom U.S. Equity Sleeve) to which the Adviser has allocated U.S. Unconstrained Equity Fund assets with the goal of replicating the performance of the respective Index (and the individual securities within the Custom U.S. Equity Sleeve). BlackRock also facilitates the transition among indexed investment strategies as directed by the Adviser. BlackRock seeks to manage each of the indexed investment strategies by replicating the Index fully when applicable or investing in a quantitatively selected portfolio of securities with characteristics expected to match the performance of the applicable Index, including through the use of derivatives such as futures, forwards and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference). The securities selected for each indexed investment strategy are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable Index. The U.S. Unconstrained Equity Fund may or may not hold all of the securities in an applicable Index and BlackRock is free to use its discretion as to how best to replicate the performance of each applicable Index.
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General Information
The Adviser may adjust allocations to the Sub-Adviser and any additional sub-adviser of the U.S. Unconstrained Equity Fund at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the U.S. Unconstrained Equity Fund’s Sub-Adviser or Sub-Advisers, or the portion of the U.S. Unconstrained Equity Fund allocated to it or them, may change over time. Generally, except in the case of the Custom U.S. Equity Sleeve, the Sub-Adviser is responsible for deciding which securities to purchase and sell for the U.S. Unconstrained Equity Fund. Additionally, the Sub-Adviser is generally responsible for placing orders for the U.S. Unconstrained Equity Fund’s transactions. However, the Adviser reserves the right to instruct the Sub-Adviser as needed on U.S. Unconstrained Equity Fund transactions and manage a portion of the U.S. Unconstrained Equity Fund’s portfolio directly, either by instructing the Sub-Adviser or otherwise, including without limitation, when it has high conviction views, for portfolio hedging, to adjust the U.S. Unconstrained Equity Fund’s overall market exposure or to temporarily manage assets as a result of a Sub-Adviser’s resignation or removal.
The Adviser’s process for evaluating sub-advisers is described below in “The Funds’ Management and Administration.”
The U.S. Unconstrained Equity Fund may utilize the investments and strategies described above to a greater or lesser degree in the future.
The U.S. Unconstrained Equity Fund will likely engage in active and frequent trading. The frequency with which the U.S. Unconstrained Equity Fund buys and sells securities will vary from year to year, depending on market conditions.
Six Circles® International Unconstrained Equity Fund (“International Unconstrained Equity Fund”)
Investment Objective
The International Unconstrained Equity Fund’s objective is to provide capital appreciation.
This investment objective is non-fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund. The International Unconstrained Equity Fund will provide shareholders with at least 60 days’ prior written notice of any change to its investment objective.
There can be no assurance that the International Unconstrained Equity Fund will achieve its investment objective.
Principal Investment Strategies
Under normal circumstances, the International Unconstrained Equity Fund will invest at least 80% of its net assets (plus borrowings) in equity securities and other instruments with economic characteristics similar to equity securities. Equity securities include common stock, preferred stock and securities or other instruments whose price is linked to the value of common or preferred stock. The International Unconstrained Equity Fund primarily invests in the equity securities of non-U.S. companies and is generally unconstrained by any particular capitalization, style or sector or non-U.S. country. Non-U.S. companies can be companies where: (i) the relevant security is issued outside the United States; (ii) the principal trading market for the relevant security is outside the United States; (iii) the company is organized under the laws of a non-U.S. country; (iv) the company derives at least 50% of its revenues or profits from a non-U.S. country or has at least 50% of its total assets situated in a non-U.S. country; or (v) the company is a foreign government (or any political subdivision, agency, authority or instrumentality of such government). In addition to equity securities issued by companies in developed countries, which will be the International Unconstrained Equity Fund’s focus, the International Unconstrained Equity Fund may also invest in companies in emerging markets or developing countries, U.S. dollar-denominated securities issued by foreign entities, and American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”), including unsponsored ADRs or GDRs. The International Unconstrained Equity Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”) that own and/or manage properties. From time to time, the International Unconstrained Equity Fund may also use derivatives, including futures, forward contracts and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference), to manage short-term liquidity and/or as substitutes for comparable market positions in the securities in the applicable Indexes (as defined below). For purposes of this 80% investment policy, the International Unconstrained Equity Fund will treat an investment in derivatives as an investment in the securities underlying such derivatives and will value such derivatives at market value. In limited circumstances, the International Unconstrained Equity Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”), that have characteristics that are consistent with the fund or securities in the applicable Indexes.
The International Unconstrained Equity Fund will provide shareholders with at least 60 days’ prior notice of any change to its 80% investment policy.
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The International Unconstrained Equity Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended. A non-diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers.
J.P. Morgan Private Investments Inc., the International Unconstrained Equity Fund’s investment adviser (“JPMPI” or the “Adviser”), primarily seeks to achieve the International Unconstrained Equity Fund’s investment objective by actively allocating and reallocating the International Unconstrained Equity Fund’s assets among equity securities (or other instruments with economic characteristics similar to equity securities) in various non-U.S. industrial or economic sectors or subsectors, or geographical regions (such as, by way of example only, companies in the European financial sector) that the Adviser believes provide attractive investment opportunities at that time. In doing so, the Adviser is not limited to any specific sectors and may choose to allocate and reallocate the International Unconstrained Equity Fund’s assets among any sectors or sub-sectors the Adviser chooses at the time. In order to implement its allocation decisions, the Adviser selects various publicly available equity indexes (such as an index of European companies), or specific portions (sub-indexes) of such an index (such as the financial sector within the larger index) (together, the “Indexes”), that represent the sectors to which the Adviser desires to allocate the International Unconstrained Equity Fund’s assets. Generally, an Index will represent a certain industry, geographic region or other sector component of a publicly available non- U.S. equity index.
Once the Adviser has selected the desired Indexes, it determines how much of the International Unconstrained Equity Fund’s assets to allocate or reallocate to each Index and instructs the International Unconstrained Equity Fund’s current sub-adviser, BlackRock Investment Management, LLC (the “Sub-Adviser” or “BlackRock”), to invest the allocated assets in a manner that seeks to replicate the investment performance of the respective Indexes. We refer to an allocation of the International Unconstrained Equity Fund’s assets to a specific Index as an “indexed investment strategy.” As discussed in more detail below, BlackRock then seeks to manage each indexed investment strategy in a manner that will replicate the investment performance of the respective Index. The Adviser, depending on its investment views, may regularly allocate and reallocate the International Unconstrained Equity Fund’s assets among different or new indexed investment strategies and may cease allocating to existing indexed investment strategies. The International Unconstrained Equity Fund’s assets may be allocated to multiple indexed investment strategies at any time.
In addition to allocating and reallocating the International Unconstrained Equity Fund’s assets among one or more indexed investment strategies, the Adviser may also select securities of specific individual companies for the International Unconstrained Equity Fund to purchase or sell on an ongoing basis and the amount of the International Unconstrained Equity Fund’s assets to allocate to such securities. We refer collectively to the securities selected by the Adviser in this manner as the “Custom International Equity Sleeve.” When the Adviser makes individual security selections in this manner for the Custom International Equity Sleeve, the securities will be publicly traded non-U.S. equity securities and the securities may represent a variety of non-U.S. sectors, sub-sectors, industries or geographical regions. These individual securities in the Custom International Equity Sleeve will be selected by the Adviser based on its investment analysis in order to assist with portfolio construction, risk management, liquidity considerations or a combination thereof. For example, the Adviser may determine to invest in a specific security within a broader Index, if it believes doing so would be preferable from an investment perspective to investing in all of the companies within that Index. In order to implement these individual security selections within the Custom International Equity Sleeve, the Adviser then directs the Sub-Adviser to invest a specified allocation of the International Unconstrained Equity Fund’s assets so as to replicate the investment performance of the identified securities within the Custom International Equity Sleeve. Currently, under normal market conditions, the Custom International Equity Sleeve is not expected to constitute more than 45% of the International Unconstrained Equity Fund’s total assets. The Adviser is not obligated to select individual securities or to maintain a Custom International Equity Sleeve and may allocate the International Unconstrained Equity Fund’s assets solely among indexed investment strategies.
In allocating the assets of the International Unconstrained Equity Fund among indexed investment strategies, or selecting individual securities within the Custom International Equity Sleeve, the Adviser generally makes investment decisions based on a combination of financial analysis of individual companies, industries, sectors and geographies, such as financial modeling and individual company research. The Adviser also incorporates into its investment process macroeconomic considerations, factors and trends, as well as analysis of risk, liquidity, potential for tracking error and other portfolio construction factors. The Adviser may, in its discretion, add to, delete from or modify the categories of indexed investment strategies employed by the International Unconstrained Equity Fund at any time or the securities within the Custom International Equity Sleeve, or add other investment strategies, including active strategies, managed by one or more sub-advisers at any time. As described in the box below, in making allocations among the indexed investment strategies and the Custom International Equity Sleeve, and/or in changing the categories of indexed investment strategies and other investment strategies employed by the International Unconstrained Equity Fund, the Adviser also expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the International Unconstrained Equity Fund is exclusively designed. As such, the International Unconstrained Equity Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.
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BlackRock
BlackRock, the Sub-Adviser, manages each individual indexed investment strategy (and the Custom International Equity Sleeve) to which the Adviser has allocated International Unconstrained Equity Fund assets with the goal of replicating the performance of the respective Index (and the individual securities within the Custom International Equity Sleeve). BlackRock also facilitates the transition among indexed investment strategies as directed by the Adviser. BlackRock seeks to manage each of the indexed investment strategies by replicating the Index fully when applicable or investing in a quantitatively selected portfolio of securities with characteristics expected to match the performance of the applicable Index, including through the use of derivatives such as futures, forwards and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference). The securities selected for each indexed investment strategy are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable Index. The International Unconstrained Equity Fund may or may not hold all of the securities in an applicable Index and BlackRock is free to use its discretion as to how best to replicate the performance of each applicable Index.
General Information
The Adviser may adjust allocations to the Sub-Adviser and any additional sub-adviser of the International Unconstrained Equity Fund at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a sub-adviser. As such, the identity of the International Unconstrained Equity Fund’s sub-adviser or sub-advisers, or the portion of the International Unconstrained Equity Fund allocated to it or them, may change over time. Generally, except in the case of the Custom International Equity Sleeve, the Sub-Adviser is responsible for deciding which securities to purchase and sell for the International Unconstrained Equity Fund. Additionally, the Sub-Adviser is generally responsible for placing orders for the International Unconstrained Equity Fund’s transactions. However, the Adviser reserves the right to instruct the Sub-Adviser as needed on International Unconstrained Equity Fund transactions and manage a portion of the International Unconstrained Equity Fund’s portfolio directly, either by instructing the Sub-Adviser or otherwise, including without limitation, when it has high conviction views, for portfolio hedging, to adjust the International Unconstrained Equity Fund’s overall market exposure or to temporarily manage assets as a result of a sub-adviser’s resignation or removal.
The Adviser’s process for evaluating sub-advisers is described below in “The Funds’ Management and Administration.”
The International Unconstrained Equity Fund may utilize the investments and strategies described above to a greater or lesser degree in the future.
The International Unconstrained Equity Fund will likely engage in active and frequent trading. The frequency with which the International Unconstrained Equity Fund buys and sells securities will vary from year to year, depending on market conditions.
Six Circles® Global Bond Fund (“Global Bond Fund”)
Investment Objective
The Global Bond Fund’s objective is to provide total return.
This investment objective is non-fundamental and may be changed without the consent of a majority of the outstanding shares of the Global Bond Fund. The Global Bond Fund will provide shareholders with at least 60 days’ prior written notice of any change to its investment objective.
There can be no assurance that the Global Bond Fund will achieve its investment objective.
Principal Investment Strategies
The Global Bond Fund is designed to provide total return by actively investing mainly in a global portfolio of investment grade fixed income securities with varying maturities. The Global Bond Fund’s portfolio will consist of a variety of strategies, providing exposures mainly across government, corporate and securitized credit fixed income sectors.
Under normal circumstances, the Global Bond Fund will invest at least 80% of its net assets (plus borrowings) in fixed income securities and other related instruments with similar economic characteristics. Generally, such bonds will have varying maturities. As part of this investment strategy, the Global Bond Fund will invest in some or all of the following: debt securities of corporate issuers, obligations of governments, government agencies or instrumentalities, including U.S. Treasury securities (including Separate Trading of Registered Interest and Principal of Securities (“STRIPS”)), securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, securities issued or guaranteed by supranational organizations, securities issued or guaranteed by foreign governments, asset-backed, mortgage-related and mortgage-backed securities (“MBS”) (residential or commercial) (and which may
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include “to be announced” (“TBA”) transactions) and other debt securities. Mortgage-related and MBS may be structured as collateralized mortgage obligations (“CMOs”) (agency and non-agency), stripped MBS (mortgage securities split into interest-only and principal-only securities), commercial MBS, or mortgage pass-through securities (interests in securities representing pools of mortgages). These securities may be structured such that payments consist of interest-only, principal-only or principal and interest. The instruments in which the Global Bond Fund invests may pay fixed, variable, or floating interest rates and may consist of zero-coupon securities, convertible securities, inflation-linked securities (including Treasury Inflation Protected Securities), repurchase agreements, privately-issued (Rule 144A) securities, structured notes, collateralized loan obligations (“CLOs”), loan participations, loan assignments and other securities and instruments bearing fixed or variable interest rates. As part of its principal investment strategy, the Global Bond Fund may invest in fixed and floating rate debt securities issued in developed and emerging markets. These securities may include debt securities issued by governments and their agencies, state and provincial governmental entities, supranational organizations, corporations, and banks. The Global Bond Fund may also invest in foreign securities, including emerging market securities, that are U.S. dollar denominated or non-U.S. dollar denominated, and the Global Bond Fund may seek to hedge such securities’ currency exposure to the U.S. dollar. The Global Bond Fund may also invest in other investment companies, such as open-end, closed-end and exchange-traded funds, and other pooled investment vehicles, which may include private funds.
For purposes of the 80% investment policy, the Global Bond Fund will treat an investment in derivatives as an investment in the securities underlying such derivatives and will value such derivatives at market value. The Global Bond Fund will provide shareholders with at least 60 days’ prior written notice of any change to its 80% investment policy.
Under normal circumstances, the Global Bond Fund will invest in a number of different countries around the world, with the portfolio as a whole economically tied to at least four countries, including the United States; however, the Global Bond Fund may invest a substantial part of its assets in just one country and is not required to allocate its investments in any set percentages in any particular countries. For purposes of the Global Bond Fund’s investment policies, an issuer of a security can be deemed to be located in a particular country if: (i) the relevant security is issued in such country; (ii) the principal trading market for the relevant security is in such country; (iii) the issuer is organized under the laws of such country; (iv) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country; or (v) the issuer is the government of such country (or any political subdivision, agency, authority or instrumentality of such government or country).
The Global Bond Fund has broad flexibility to invest in a wide variety of debt securities and instruments of any maturity and will not be managed to a target duration or average weighted maturity.
Most of the Global Bond Fund’s investments will be investment grade at the time of investment, although up to 20% the Global Bond Fund’s total assets may be invested in below investment grade securities (commonly known as “high yield securities” or “junk bonds”). The Global Bond Fund’s investment grade investments will at the time of investment: (i) carry a long-term rating of Baa3, BBB– or BBB– or higher by any of Moody’s Investors Service Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) and Fitch Ratings (“Fitch”), respectively, or the equivalent by another nationally recognized statistical rating organization (“NRSRO”); (ii) carry a short-term rating of P-2, A-2 or F2 or higher by any of Moody’s, S&P or Fitch, respectively, or the equivalent by another NRSRO; or (iii) if such investments are unrated, be deemed by a Sub-Adviser (as defined below) to be of comparable quality at the time of investment. Below investment grade securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.
The Global Bond Fund has flexibility to invest in derivatives and may use such instruments to manage duration, credit quality, and currency risk and/or as substitutes for securities and other instruments in which the Global Bond Fund can invest. A derivative is an instrument that has a value based on another instrument, exchange rate, or index. The Global Bond Fund may use futures, swaps, forward contracts, foreign exchange instruments (spot and forward), options (including options on swaps), and structured notes, as well as repurchase agreements and reverse repurchase agreements, in connection with its principal strategies in certain market conditions in order to hedge various investments, for risk management purposes, as a substitute for securities and other instruments in which the Global Bond Fund can invest or to increase income or gain to the Global Bond Fund. The Fund may also use currency-related transactions involving currency derivatives as part of its investment strategy to hedge currency risk.
The Global Bond Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”). A non-diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. Due to the nature of the investments in which the Global Bond Fund is seeking to invest, at times a significant portion of the issuers of the investments in the Global Bond Fund’s portfolio may be in the financials sector.
The Global Bond Fund may invest in shares of exchange-traded funds (“ETFs”) and other investment companies, including those managed by a Sub-Adviser or its affiliate. ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions
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More About the Funds (continued)
or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, a Fund must not hold more than 3% of the total assets of another ETF or other investment company and must limit its investments in a single ETF or investment company to 5% of its total assets and in all ETFs and other investment companies to 10% of its total assets. The Securities and Exchange Commission adopted an exemptive rule that allows any fund to disregard these 3%, 5% and 10% limitations, subject to certain conditions. ETFs that are not structured as investment companies as defined in the Investment Company Act are not subject to these percentage limitations. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay or receive significantly more or less than the value of the ETF’s underlying portfolio when they purchase or sell their ETF shares, respectively.
The Global Bond Fund will likely engage in active and frequent trading. The frequency with which the Global Bond Fund buys and sells securities will vary from year to year, depending on market conditions.
J.P. Morgan Private Investments Inc., the Global Bond Fund’s investment adviser (“JPMPI” or the “Adviser”), constructs the Global Bond Fund’s portfolio by allocating the Global Bond Fund’s assets among fixed income exposures and investment strategies managed by one or more sub-advisers retained by the Adviser (each, a “Sub-Adviser”). Additionally, the Sub-Advisers may in turn allocate to one or more additional sub-advisers (each, a “Sub-Sub-Adviser”) a portion of the assets allocated to them by the Adviser. Certain references herein to the Sub-Adviser may also include a Sub-Sub-Adviser, as the context requires.
In allocating the assets of the Global Bond Fund, the Adviser will generally make strategic and tactical allocation decisions by directing shifts in allocations among the various fixed income exposures and investment strategies managed by the Sub-Advisers that target risk profiles and investment exposures across the global government, global corporate, and global securitized fixed income universe. The Adviser will periodically review and determine the allocations among the fixed income exposures and investment strategies and may make changes to these allocations when it believes it is beneficial to the Global Bond Fund. The Adviser may, in its discretion, add to, delete from or modify the categories of fixed income exposures and investment strategies employed by the Global Bond Fund, or add other fixed income exposures and investment strategies, including active strategies, managed by the Sub-Advisers. In making allocations among such fixed income exposures and investment strategies and/or in changing the categories of fixed income exposures and investment strategies employed by the Global Bond Fund, the Adviser expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the Global Bond Fund is exclusively designed. As such, the Global Bond Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.
Each Sub-Adviser may use both its own proprietary and external research and securities selection process to manage its allocated portion of the Global Bond Fund’s assets. The Adviser is responsible for determining the amount of Global Bond Fund assets allocated to each Sub-Adviser. The Adviser is not required to allocate a minimum amount of Global Bond Fund assets to any specific Sub-Adviser and may allocate, or re-allocate, zero Global Bond Fund assets to a specific Sub-Adviser at any time. The Sub-Advisers are responsible for determining the amount of Global Bond Fund assets allocated to each Sub-Sub-Adviser. The Adviser engages the following Sub-Advisers: BlackRock Investment Management, LLC (“BlackRock”), Pacific Investment Management Company LLC (“PIMCO”) and PGIM, Inc. (“PGIM”). BlackRock currently allocates assets to BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”), while PGIM currently allocates assets to PGIM Limited (“PGIML”). The Adviser may adjust allocations to the Sub-Advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Global Bond Fund’s Sub-Advisers, the investment strategies they pursue and the portion of the Global Bond Fund allocated to them, may change over time. For example, due to market conditions, the Adviser may choose not to allocate Fund assets to a Sub-Adviser or may reduce the portion of the Fund allocated to a Sub-Adviser to zero. Each Sub-Adviser is responsible for deciding which securities to purchase and sell for its respective portion of the Global Bond Fund and for placing orders for the Global Bond Fund’s transactions. However, the Adviser reserves the right to instruct Sub-Advisers on certain Global Bond Fund transactions and manage a portion of the Global Bond Fund’s portfolio directly, including without limitation, for portfolio hedging, to temporarily adjust the Global Bond Fund’s overall market exposure or to temporarily manage assets as a result of a Sub-Adviser’s resignation or removal.
The Sub-Advisers may invest the Global Bond Fund’s assets among a range of sectors based on strategic positioning that focuses on factors expected to impact returns over the long term and other tactical considerations that focus on factors that are expected to impact returns over the short to medium term. The Sub-Advisers typically select individual securities after performing a risk/reward analysis that includes an evaluation of their characteristics including income, interest rate risk, credit risk and the complex legal and technical structure of the securities. Below is a summary of each Sub-Adviser’s principal investment strategies.
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BlackRock
With respect to its allocated portion of the Global Bond Fund, BlackRock (together with BIL and BSL) will invest mainly in a portfolio of fixed income securities, securitized products and other similar instruments with varying maturities, which may be represented by forwards or other derivatives such as futures, swap agreements or options. BlackRock (together with BIL and BSL) will use an approach that seeks to achieve and/or enhance the performance of various segments of one or more public global bond indexes. These segments, which are selected by the Adviser to implement the Adviser’s on-going strategic and tactical investment decisions for the Global Bond Fund, represent different components of the fixed income universe, such as segments representing various geographies, industries, security types (e.g., government securities or asset-backed securities), credit ratings or maturities. BlackRock (together with BIL and BSL) will reallocate among segments as instructed by the Adviser.
PGIM
With respect to its allocated portion of the Global Bond Fund, PGIM (together with PGIML) will actively invest mainly in a portfolio of fixed income securities, and other similar instruments with varying maturities, which may be represented by forwards or other derivatives such as futures, swap agreements, or options. PGIM (together with PGIML) will manage two components of the Global Bond Fund’s investment strategy. In the first component, PGIM (together with PGIML) will invest primarily in government bonds, interest rate securities, and derivatives included in but not limited to a Global Aggregate Government Index. In this component, PGIM (together with PGIML) will seek to generate returns from actively managing the portfolio’s country, interest rate, and duration exposures, with some active currency exposure when opportunities exist. In the second component, PGIM (together with PGIML) will invest primarily in corporate, credit intensive bonds, and credit derivatives included in but not limited to a Global Aggregate Credit / Corporate Index. PGIM (together with PGIML) will seek to generate returns from actively managing the portfolio’s sector, security, interest rate, and geographic exposures, with some active duration risk when opportunities exist. There also may be a limited allocation to government debt and below investment grade bonds.
In managing its allocated portion of the Global Bond Fund, PGIM (together with PGIML) uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. PGIM (together with PGIML) may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Global Bond Fund may invest in a security based upon the expected total return rather than the yield of such security. PGIM (together with PGIML) may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management. In the top-down economic analysis, PGIM (together with PGIML) develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into PGIM’s (together with PGIML’s) bottom-up research which informs security selection. In its bottom-up research, PGIM (together with PGIML) develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.
PIMCO
With respect to its allocated portion of the Global Bond Fund, PIMCO will actively invest mainly in a portfolio of securitized debt, interest rate derivatives, and derivatives tied to securitized debt included in, but not limited, to a Global Aggregate Securitized Index. PIMCO will seek to generate returns from actively managing the portfolio’s sector, security, interest rate and geographic exposures, with some active duration risk when opportunities exist. There also may be a limited allocation to government debt and derivatives.
General Information
The Adviser’s process for evaluating Sub-Advisers is described below in “The Funds’ Management and Administration.”
The Global Bond Fund may utilize the investments and strategies described above to a greater or lesser degree in the future.
The Global Bond Fund will likely engage in active and frequent trading. The frequency with which the Global Bond Fund buys and sells securities will vary from year to year, depending on market conditions.
Six Circles® Tax Aware Bond Fund (“Tax Aware Bond Fund”)
Investment Objective
The Tax Aware Bond Fund’s objective is to provide after-tax total return.
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This investment objective is non-fundamental and may be changed without the consent of a majority of the outstanding shares of the Tax Aware Bond Fund. The Tax Aware Bond Fund will provide shareholders with at least 60 days’ prior written notice of any change to its investment objective.
There can be no assurance that the Tax Aware Bond Fund will achieve its investment objective.
Principal Investment Strategies
The Tax Aware Bond Fund is designed to provide after-tax total return by actively investing mainly in fixed income securities of varying maturities. The Tax Aware Bond Fund’s portfolio consists of a variety of strategies providing exposure across mainly municipal bonds with varying maturity ranges and other characteristics.
Under normal circumstances, the Tax Aware Bond Fund will invest at least 80% of its net assets (plus borrowings) in fixed income securities and other related instruments with similar economic characteristics. In addition, at least 50% of the Tax Aware Bond Fund’s assets will be invested in municipal securities, the income from which is exempt from federal income tax. The Tax Aware Bond Fund will provide shareholders with at least 60 days’ prior notice of any change to these investment policies. Municipal securities are securities issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities and other groups with the authority to act for the municipalities, the interest on which, if any, is exempt from federal income tax but may be subject to the federal alternative minimum tax for individuals. Municipal securities may have fixed, variable or floating interest rates and may include, but are not limited to, variable rate demand obligations, short-term municipal notes, municipal bonds, tax exempt commercial paper, zero-coupon securities, private activity and industrial development bonds, tax anticipation notes, participations in pools of municipal securities, municipal mortgage-backed and asset-backed securities, auction rate securities and restricted securities. Municipal securities may also include instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal securities, such as tender option bonds and participation interests in all or part of specific holdings of municipal obligations, provided that the applicable issuer disclosed or otherwise confirmed that the interest payable on the securities is exempt from federal income tax. Additionally, municipal securities include all other instruments that directly or indirectly provide economic exposure to income which is derived from municipalities. While the Tax Aware Bond Fund intends to generate tax-exempt income through its municipal securities investments, it may generate taxable income and gains through investments in non-tax exempt securities and through sales of both tax-exempt and non-tax exempt securities. The Tax Aware Bond Fund may also invest in taxable fixed income instruments.
For purposes of the 80% investment policy, the Tax Aware Bond Fund will treat an investment in derivatives as an investment in the securities underlying such derivatives and will value such derivatives at market value.
The Tax Aware Bond Fund may also invest in corporate and other taxable bonds, debt securities and similar instruments issued by various public-or private-sector entities in the United States and its territories and possessions, including U.S. Treasuries, as well as securities issued by investment companies, including open-end, closed-end and exchange-traded funds, and other pooled investment vehicles, which may include private funds.
The Tax Aware Bond Fund has broad flexibility to invest in a wide variety of debt securities and instruments of any maturity and will not be managed to a target duration or average weighted maturity.
Most of the Tax Aware Bond Fund’s investments will be investment grade at the time of investment, although the Tax Aware Bond Fund may invest up to 20% of its assets in securities that are rated below investment grade (commonly known as “high yield securities” or “junk bonds”). The Tax Aware Bond Fund’s investment grade investments will at the time of investment: (i) carry a long-term rating of Baa3, BBB– or BBB– or higher by any of Moody’s Investors Service Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) and Fitch Ratings (“Fitch”), or the equivalent by another nationally recognized statistical rating organization (“NRSRO”); (ii) carry a short-term rating of P-2, A-2 or F2 or higher by any of Moody’s, S&P and Fitch, respectively or, or the equivalent by another NRSRO; or (iii) if such investments are unrated, deemed by a Sub-Adviser to be of comparable quality. Below investment grades securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.
The Tax Aware Bond Fund has flexibility to invest in derivatives and may use such instruments to manage duration and credit quality and/or as substitutes for securities and other instruments in which the Tax Aware Bond Fund can invest. A derivative is an instrument that has a value based on another instrument, exchange rate or index. The Tax Aware Bond Fund may use futures, swaps, forward contracts, and options, as well as repurchase agreements and reverse repurchase agreements, in connection with its principal strategies in certain market conditions in order to hedge various investments, for risk management purposes, as a substitute for securities and other instruments in which the Tax Aware Bond Fund can invest or to increase income or gain to the Tax Aware Bond Fund.
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While the Fund intends to generate tax-exempt income through its municipal securities investments, it will generate taxable income and gains through investments in non-tax exempt securities and through sales of both tax-exempt and non-tax exempt securities. Also, although interest on Municipal securities is exempt from federal income tax, interest on certain bonds may be subject to the federal alternative minimum tax for individuals.
The Tax Aware Bond Fund may invest in shares of exchange-traded funds (“ETFs”) and other investment companies, including those managed by a Sub-Adviser or its affiliate. ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, a Fund must not hold more than 3% of the total assets of another ETF or other investment company and must limit its investments in a single ETF or investment company to 5% of its total assets and in all ETFs and other investment companies to 10% of its total assets. The Securities and Exchange Commission adopted an exemptive rule that allows any fund to disregard these 3%, 5% and 10% limitations, subject to certain conditions. ETFs that are not structured as investment companies as defined in the Investment Company Act are not subject to these percentage limitations. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay or receive significantly more or less than the value of the ETF’s underlying portfolio when they purchase or sell their ETF shares, respectively.
While the Tax Aware Bond Fund intends to generate tax-exempt income through its municipal securities investments, it may generate taxable income and gains through investments in non-tax exempt securities and through sales of both tax-exempt and non-tax exempt securities.
The Tax Aware Bond Fund will likely engage in active and frequent trading. The frequency with which the Tax Aware Bond Fund buys and sells securities will vary from year to year, depending on market conditions.
J.P. Morgan Private Investments Inc., the Tax Aware Bond Fund’s investment adviser (“JPMPI” or the “Adviser”), constructs the Tax Aware Bond Fund’s portfolio by allocating the Tax Aware Bond Fund’s assets among fixed income exposures and investment strategies managed by one or more sub-advisers retained by the Adviser (each, a “Sub-Adviser”). In allocating the assets of the Tax Aware Bond Fund, the Adviser will generally make strategic and tactical allocation decisions by directing shifts in allocations among the various fixed income exposures and investment strategies managed by the Sub-Advisers that target risk and investment exposures primarily across U.S. municipal fixed income maturity ranges. The Adviser will periodically review and determine the allocations among the fixed income exposures and investment strategies and may make changes to these allocations when it believes it is beneficial to the Tax Aware Bond Fund. The Adviser may, in its discretion, add to, delete from or modify the categories of fixed income exposures and investment strategies employed by the Tax Aware Bond Fund, or add other fixed income exposures and investment strategies, including active strategies, managed by the Sub-Advisers. In making allocations among such fixed income exposures and investment strategies and/or in changing the categories of fixed income exposures and investment strategies employed by the Tax Aware Bond Fund, the Adviser expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the Tax Aware Bond Fund is exclusively designed. As such, the Tax Aware Bond Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.
Each Sub-Adviser may use both its own proprietary and external research and securities selection process to manage its allocated portion of the Tax Aware Bond Fund’s assets. The Adviser is responsible for determining the amount of Tax Aware Bond Fund assets allocated to each Sub-Adviser. The Adviser is not required to allocate a minimum amount of Tax Aware Bond Fund assets to any specific Sub-Adviser and may allocate, or re-allocate, zero Tax Aware Bond Fund assets to a specific Sub-Adviser at any time. The Adviser engages the following Sub-Advisers: Capital International, Inc. (“Capital”), Nuveen Asset Management, LLC (“Nuveen”), Allspring Global Investments, LLC (“Allspring”) and BlackRock Investment Management, LLC (“BlackRock”). The Adviser may adjust allocations to the Sub-Advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Tax Aware Bond Fund’s Sub-Advisers, the investment strategies they pursue and the portion of the Tax Aware Bond Fund allocated to them, may change over time. For example, due to market conditions, the Adviser may choose not to allocate Fund assets to a Sub-Adviser or may reduce the portion of the Fund allocated to a Sub-Adviser to zero. Each Sub-Adviser is responsible for deciding which securities to purchase and sell for its respective portion of the Tax Aware Bond Fund and for placing orders for the Tax Aware Bond Fund’s transactions. However, the Adviser reserves the right to instruct Sub-Advisers as needed on certain Fund transactions and manage a portion of the Tax Aware Bond Fund’s portfolio directly, including without limitation for portfolio hedging, to temporarily adjust the Tax Aware Bond Fund’s overall market exposure or to temporarily manage assets as a result of a Sub-Adviser’s resignation or removal.
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The Sub-Advisers may invest the Tax Aware Bond Fund’s assets among a range of issuers based on strategic positioning and other tactical considerations that focus on factors expected to impact returns. The Sub-Advisers typically select individual securities after performing a risk/reward analysis that includes an evaluation of their characteristics including income, interest rate risk, credit risk and the complex legal and technical structure of the securities. The Tax Aware Bond Fund expects that, when making allocation and investment decisions for the Tax Aware Bond Fund, the Adviser and Sub-Advisers may take into account tax treatment as one of a number of factors relevant to the decision. In making such a decision, the Adviser and Sub-Advisers may determine that other factors are more important than tax treatment and thus cause the Tax Aware Bond Fund to invest in investments that are not tax exempt. Below is a summary of each Sub-Adviser’s principal investment strategies.
Capital
With respect to its allocated portion of the Tax Aware Bond Fund, Capital will normally invest substantially all of the net assets allocated to it in municipal bonds that provide income exempt from federal personal income tax. Capital may temporarily invest in taxable bonds. Capital will use an approach that seeks to achieve and/or enhance the performance of various segments of one or more public U.S. municipal bond indexes. These segments, which are selected by the Adviser to implement the Adviser’s on-going strategic and tactical investment decisions for the Tax Aware Bond Fund, represent different maturity components of the U.S. municipal bond universe. Capital will reallocate among segments as instructed by the Adviser.
Nuveen
With respect to its allocated portion of the Tax Aware Bond Fund, Nuveen will normally invest substantially all of the net assets allocated to it in municipal bonds that provide income exempt from federal personal income tax. Nuveen may temporarily invest in taxable bonds. Nuveen will seek to generate returns by actively managing the portfolio’s security, interest rate, and geographic exposures, with some active duration risk when opportunities exist.
Allspring
With respect to its allocated portion of the Tax Aware Bond Fund, Allspring will normally invest substantially all of the net assets allocated to it in municipal bonds that provide income exempt from federal personal income tax. Allspring may temporarily invest in taxable bonds. Allspring will seek to generate returns by actively managing the portfolio’s security, credit quality, interest rate, and geographic exposures, with some active duration risk when opportunities exist.
BlackRock
With respect to its allocated portion of the Fund, BlackRock will invest primarily in U.S. Treasuries and government agency bonds while seeking to replicate overall risk characteristics of a specific index. BlackRock utilizes a stratified sampling approach that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security’s price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index..
General Information
The Adviser’s process for evaluating Sub-Advisers is described below in “The Funds’ Management and Administration.”
The Tax Aware Bond Fund may utilize the investments and strategies described above to a greater or lesser degree in the future.
The Tax Aware Bond Fund will likely engage in active and frequent trading. The frequency with which the Tax Aware Bond Fund buys and sells securities will vary from year to year, depending on market conditions.
Six Circles® Credit Opportunities Fund (“Credit Opportunities Fund”)
Investment Objective
The Credit Opportunities Fund’s objective is to provide total return.
This investment objective is non-fundamental and may be changed without the consent of a majority of the outstanding shares of the Credit Opportunities Fund. The Credit Opportunities Fund will provide shareholders with at least 60 days’ prior written notice of any change to its investment objective.
There can be no assurance that the Credit Opportunities Fund will achieve its investment objective.
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Principal Investment Strategies
The Credit Opportunities Fund is designed to provide total return by investing mainly in a global portfolio of fixed income opportunities, including below investment-grade debt, as well as other tactical credit opportunities.
As part of this investment strategy, the Credit Opportunities Fund may invest in the following instruments (though the Credit Opportunities Fund may not necessarily hold all of these instruments at any given time): high yield debt securities of U.S. and non-U.S. corporate issuers, fixed and floating rate debt securities issued in developed and emerging markets, bank loans, obligations of governments, government agencies or instrumentalities, including U.S. Treasury securities (including Separate Trading of Registered Interest and Principal of Securities (“STRIPS”)), securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, securities issued or guaranteed by supranational organizations, securities issued or guaranteed by foreign governments (sovereign debt), asset-backed, mortgage-related and mortgage-backed securities (“MBS”) (residential or commercial) (and which may include “to be announced” (“TBA”) transactions), other debt securities and preferred stock. Mortgage-related securities and MBS may be structured as collateralized mortgage obligations (“CMOs”) (agency and non-agency), stripped MBS (mortgage securities split into interest-only and principal-only securities), commercial mortgage-backed securities (“CMBS”) or mortgage pass-through securities (interests in securities representing pools of mortgages). These securities may be structured such that payments consist of interest-only, principal-only or principal and interest. Non-U.S. instruments, including emerging markets debt, may be U.S. dollar or local currency denominated. The instruments in which the Credit Opportunities Fund invests may pay fixed, variable, or floating interest rates and may consist of zero-coupon securities, convertible securities, including convertible bonds and preferred stock, inflation-indexed bonds, repurchase agreements, privately issued (Rule 144A and Regulation S) securities, structured notes, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”), loan participations, loan assignments and other securities and instruments bearing fixed or variable interest rates. The Credit Opportunities Fund may also invest in obligations issued, guaranteed or originated by U.S. or foreign banks, including bank loans originated by banks to companies of different types. The Credit Opportunities Fund may invest in commercial paper, including asset-backed commercial paper. The Credit Opportunities Fund’s investment in non-U.S. dollar denominated bonds may be on a currency hedged or unhedged basis. The Credit Opportunities Fund also may invest up to 10% of its net assets in domestic and foreign common stock (provided that such limit will not prevent the Credit Opportunities Fund from receiving stock or other equity securities as a result of the bankruptcy, restructuring or reorganization of a company whose debt instruments are held by the Credit Opportunities Fund). The Credit Opportunities Fund can also invest, to the extent consistent with its investment objective, in non-U.S. and emerging market securities and currencies. The Credit Opportunities Fund may also invest in other investment companies, such as open-end, closed-end and exchange-traded funds, and other pooled investment vehicles, which may include private funds.
The Credit Opportunities Fund will seek to purchase certain newly-issued Regulation S securities in its Asia High Yield sleeve through investments in Six Circles Credit Opportunities Fund (Cayman) Ltd., a wholly-owned subsidiary of the Credit Opportunities Fund organized under the laws of the Cayman Islands (the “Subsidiary”). Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to Regulation S under the Securities Act of 1933, as amended (“the 1933 Act”). The Subsidiary is advised by JPMPI and sub-advised by Pacific Investment Management Company LLC (“PIMCO”).
The Credit Opportunities Fund has broad flexibility to invest in a wide variety of debt securities and instruments of any maturity and will not be managed to a target duration or average weighted maturity. The Credit Opportunities Fund currently expects to invest a substantial portion of its net assets in below investment-grade credit instruments, including “high-yield” instruments (also known as “junk bonds”) and “distressed” debt instruments. These below investment-grade securities generally offer a higher yield than investment-grade securities, but involve a higher degree of risk of default—such securities are often issued by small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. These instruments generally (i) will carry a credit rating at the time of investment of BB or lower by Standard & Poor’s Corporation (“S&P”) and Fitch Ratings (“Fitch”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or of the equivalent quality by another nationally recognized statistical rating organization (“NRSRO”) or, if such instruments are unrated, (ii) will be deemed by a Sub-Adviser (as defined below) to be of comparable quality at the time of investment. The Credit Opportunities Fund may invest in fixed income instruments with a high-yield credit rating as low as, or lower than, CCC/CCC/Caa, according to S&P, Fitch and Moody’s, respectively. The Credit Opportunities Fund may invest up to 10% of its net assets in instruments that are in default or issued by a company in bankruptcy. An instrument’s quality, and its default or bankruptcy status, is determined at the time of purchase, and instruments or their issuers may be downgraded, decline in credit quality or go into default or bankruptcy after purchase. The Credit Opportunities Fund may acquire bank loans directly from a lender, through an agent, as an assignment from another lender who holds a floating rate loan, or as a participation interest in another lender’s floating rate loan or portion thereof. The bank loans in which the Credit Opportunities Fund may invest may have floating interest rates that reset periodically, may or may not be secured by collateral, and may be rated below investment-grade or not rated by established credit rating agencies. For such bank loans where
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ratings are unavailable, the Credit Opportunities Fund may rely primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. Bank loans are often issued in connection with acquisitions, leveraged buyouts, bankruptcy proceedings or financial restructurings and borrowers may have defaulted in the payment of interest or principal in the performance of certain covenants or agreements and/or have uncertain financial conditions.
The Credit Opportunities Fund has flexibility to invest in derivatives and may use such instruments to manage duration, credit quality, and currency risk and/or as substitutes for securities and other instruments in which the Credit Opportunities Fund can invest. A derivative is an instrument that has a value based on another instrument, exchange rate, or index. The Credit Opportunities Fund may use futures, swaps, forward contracts, foreign exchange instruments (spot and forward), options (including options on swaps), and structured notes, as well as repurchase agreements and reverse repurchase agreements, in connection with its principal strategies in certain market conditions in order to hedge various investments, for risk management purposes, as a substitute for securities and other instruments in which the Credit Opportunities Fund can invest or to increase income or gain to the Credit Opportunities Fund. The Credit Opportunities Fund may also use currency-related transactions involving currency derivatives as part of its investment strategy, including options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards), forward rate agreements and currency swaps, caps and floors.
Under normal circumstances, the Credit Opportunities Fund will invest at least 80% of its net assets (plus borrowings) in fixed income instruments and other related instruments with similar economic characteristics. For purposes of the 80% investment policy, the Credit Opportunities Fund will treat an investment in derivatives as an investment in the securities underlying such derivatives and will value such derivatives at market value. The Credit Opportunities Fund will provide shareholders with at least 60 days’ prior notice of any change to its 80% investment policy.
Due to the nature of the investments in which the Credit Opportunities Fund is seeking to invest, at times a significant portion of the issuers of the investments in the Credit Opportunities Fund’s portfolio may be in the financials sector.
The Credit Opportunities Fund may invest in shares of exchange-traded funds (“ETFs”) and other investment companies, including those managed by a Sub-Adviser or its affiliate. ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, a Fund must not hold more than 3% of the total assets of another ETF or other investment company and must limit its investments in a single ETF or investment company to 5% of its total assets and in all ETFs and other investment companies to 10% of its total assets. The Securities and Exchange Commission adopted an exemptive rule that allows any fund to disregard these 3%, 5% and 10% limitations, subject to certain conditions. ETFs that are not structured as investment companies as defined in the Investment Company Act are not subject to these percentage limitations. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay or receive significantly more or less than the value of the ETF’s underlying portfolio when they purchase or sell their ETF shares, respectively.
The Credit Opportunities Fund will likely engage in active and frequent trading. The frequency with which the Credit Opportunities Fund buys and sells securities will vary from year to year, depending on market conditions.
J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), constructs the Credit Opportunities Fund’s portfolio by allocating the Credit Opportunities Fund’s assets among fixed income sectors and strategies managed by one or more sub-advisers retained by the Adviser (each, a “Sub-Adviser”). Additionally, the Sub-Advisers may in turn allocate to one or more additional sub-advisers (each, a “Sub-Sub-Adviser”) a portion of the assets allocated to them by the Adviser. Certain references herein to the Sub-Adviser may also include a Sub-Sub-Adviser, as the context requires.
One or more Sub-Advisers, as allocated to by the Adviser, will actively manage components of the portfolio using investment strategies targeting risk profiles and investment exposures across the universe of opportunistic credit investments. The Adviser allocates assets among Sub-Advisers managing high yield debt, short duration credit and emerging markets debt (including dollar and local currency debt) strategies, but expects over time, depending on market conditions, to expand the Credit Opportunities Fund’s investments to other opportunistic credit strategies, including preferred stock, convertibles, bank loans and securitized fixed income.
In managing the Credit Opportunities Fund, the Adviser will vary the Fund’s allocation to each Sub-Adviser investment strategy over time and the Adviser may allocate up to 100% of the Fund’s assets in any one Sub-Adviser strategy.
In allocating the assets of the Credit Opportunities Fund, the Adviser will generally make strategic and tactical allocation decisions by directing shifts in allocations among the various investment strategies managed by the Sub-Advisers. The Adviser will periodically review and determine the allocations among the investment strategies and may make changes to these allocations when it believes it is beneficial to the Credit Opportunities Fund. The Adviser may, in its discretion, add to, delete from or modify the categories of investment strategies employed by the Credit Opportunities Fund, or add other investment strategies managed by the Sub-Advisers.
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In making allocations among such investment strategies and/or in changing the categories of investment strategies employed by the Credit Opportunities Fund, the Adviser expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the Credit Opportunities Fund is exclusively designed. As such, the Credit Opportunities Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.
Each Sub-Adviser may use both its own proprietary and external research and securities selection process to manage its allocated portion of the Credit Opportunities Fund’s assets. The Adviser is responsible for determining the amount of Credit Opportunities Fund assets allocated to each Sub-Adviser. The Adviser is not required to allocate a minimum amount of Credit Opportunities Fund assets to any specific Sub-Adviser and may allocate, or re-allocate, zero Credit Opportunities Fund assets to a specific Sub-Adviser at any time. The Sub-Advisers are responsible for determining the amount of Credit Opportunities Fund assets allocated to each Sub-Sub-Adviser. The Adviser engages the following Sub-Advisers: BlackRock Investment Management, LLC (“BlackRock”), PGIM, Inc. (“PGIM”), Lord, Abbett & Co. LLC (“Lord Abbett”), RBC Global Asset Management (UK) Limited (“RBC GAM (UK)”), Muzinich & Co., Inc. (“Muzinich”), PIMCO, Mellon Investments Corporation (“Mellon”) and Insight North America LLC (“Insight”). BlackRock currently allocates assets to BlackRock International Limited (“BIL”) with respect to BlackRock’s High Yield Strategy, while PGIM currently allocates assets to PGIM Limited (“PGIML”) and RBC GAM (UK) currently allocates assets to RBC Global Asset Management (US) Inc. (“RBC GAM (US)”). The Adviser may adjust allocations to the Sub-Advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Credit Opportunities Fund’s Sub-Advisers, the investment strategies they pursue and the portion of the Credit Opportunities Fund allocated to them, may change over time. For example, due to market conditions, the Adviser may choose not to allocate Fund assets to a Sub-Adviser or may reduce the portion of the Fund allocated to a Sub-Adviser to zero. Each Sub-Adviser is responsible for deciding which securities to purchase and sell for its respective portion of the Credit Opportunities Fund and for placing orders for the Credit Opportunities Fund’s transactions. However, the Adviser reserves the right to instruct Sub-Advisers as needed on certain Credit Opportunities Fund transactions and/or manage a portion of the Credit Opportunities Fund’s portfolio directly, including without limitation, for portfolio hedging, to temporarily adjust the Credit Opportunities Fund’s overall market exposure or to temporarily manage assets as a result of a Sub-Adviser’s resignation or removal.
The Sub-Advisers typically select individual securities after performing a risk/reward analysis that includes an evaluation of their characteristics including income, interest rate risk, credit risk and the complex legal and technical structure of the securities. Below is a summary of each Sub-Adviser’s principal investment strategies.
BlackRock — High Yield
With respect to the portion of the Credit Opportunities Fund allocated to BlackRock’s High Yield Strategy, BlackRock (together with BIL) will invest primarily in high yield non-investment grade bonds with maturities of ten years or less. To add additional diversification, BlackRock (together with BIL) can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. A substantial portion of the Fund allocated to BlackRock (together with BIL) may be invested in non-U.S. dollar denominated bonds of issuers located outside of the United States. Securities are purchased for the Fund when BlackRock (together with BIL) determines that they have the potential for above-average total return. If a security’s rating declines the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential. A substantial portion of the Credit Opportunities Fund allocated to BlackRock (together with BIL) may be invested in non-U.S. dollar denominated bonds of issuers located outside of the United States. To add additional diversification, BlackRock (together with BIL) can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. BlackRock (together with BIL) uses an internal model for calculating duration, which may result in a different value for the duration of a benchmark compared to the duration calculated by the provider of the benchmark or another third party. BlackRock (together with BIL) may invest in securities of any rating, and may invest a portion of its allocated assets in distressed securities that are in default or the issuers of which are in bankruptcy. BlackRock (together with BIL) may also use derivative instruments to hedge its investments or to seek to enhance returns.
BlackRock — Passive Treasury
With respect to its allocated portion of the Credit Opportunities Fund, BlackRock will invest primarily in U.S. Treasuries and government agency bonds while seeking to replicate overall risk characteristics of a specific index. BlackRock utilizes a stratified sampling approach that involves investing in a representative sample of securities that collectively has an investment profile similar to that of
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the underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security’s price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index.
PGIM — High Yield
With respect to its allocated portion of the Credit Opportunities Fund, PGIM (together with PGIML) primarily seeks investments that pay interest and other income and secondarily investments that will increase in value. In managing its portion of the Credit Opportunities Fund’s assets, PGIM (together with PGIML) uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. PGIM (together with PGIML) may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Credit Opportunities Fund may invest in a security based upon the expected total return rather than the yield of such security. PGIM (together with PGIML) may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management. In the top-down economic analysis, PGIM (together with PGIML) develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into PGIM’s (together with PGIML’s) bottom-up research which informs security selection. In its bottom-up research, PGIM (together with PGIML) develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage. A substantial portion of the Credit Opportunities Fund allocated to PGIM (together with PGIML) may be invested in non-U.S. dollar denominated bonds of issuers located outside of the United States. (PGIM (together with PGIML) may also invest the Credit Opportunities Fund’s assets in non-U.S. dollar denominated bonds of U.S. issuers.)
Lord Abbett — Short Duration Credit
With respect to its allocated portion of the Credit Opportunities Fund, the Lord Abbett portfolio management team utilizes a multi-sector, credit focused approach, emphasizing the short maturity segments of investment grade corporate bonds, commercial mortgage-backed securities, asset-backed securities, and high yield corporate bonds. The team combines top-down and bottom-up analysis to construct its strategic yield-based portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the Lord Abbett team evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks. The Lord Abbett team employs bottom-up analysis to identify and select securities for investment based on in-depth company, industry, and market research and analysis. Lord Abbett may actively rotate sector exposure based on its assessment of relative value. Lord Abbett may engage in active and frequent trading of portfolio securities in its allocated portion of the Credit Opportunities Fund.
RBC GAM (UK) — European High Yield Debt
With respect to its allocated portion of the Credit Opportunities Fund, RBC GAM (UK) (together with RBC GAM (US)) invests predominantly in European below investment-grade corporate debt with a focus on capital preservation. Credit selection is driven by rigorous proprietary bottom-up fundamental analysis with an emphasis on downside stress testing. Single name credit analysis is supplemented by economic, policy and political inputs, which combine to help determine the sectoral and geographic composition of the portfolio, as well as the correlation of the strategy to the overall market. RBC GAM (UK) (together with RBC GAM (US)) invests across secured and unsecured assets.
Muzinich — Global Short Duration Crossover
With respect to its allocated portion of the Credit Opportunities Fund, Muzinich manages a global short duration crossover strategy blending investment-grade with high yield corporate bonds, seeking to enhance yield while mitigating risk. For this strategy, Muzinich invests predominantly in corporate bonds with a rating ranging from A to B-by S&P or Fitch and/or A1 to B3 by Moody’s, while typically maintaining an average portfolio duration of less than two years. The strategy aims to generate strong risk-adjusted returns and achieve capital preservation through prudent asset allocation between short duration investment-grade bonds, which have historically been more correlated to sovereign debt, and high yield bonds, which tend to be more correlated to equity markets.
Muzinich — European High Yield
With respect to the portion of the Credit Opportunities Fund allocated to Muzinich’s European High Yield investment strategy, Muzinich will invest in a portfolio of European high yield corporate investments focused on bonds, floating rate notes and other debt instruments issued by European companies or by non-European companies with primary business in Europe or issuing European
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currency debt instruments. The holdings in the Muzinich European High Yield sleeve will be predominately rated below BBB- by S&P or Fitch and/or below Baa3 by Moody’s (“high yield” or “junk”), but holdings may also from time to time include higher-rated paper anticipated to be trading with a high yield valuation. Muzinich may use derivatives for hedging and efficient portfolio management purposes in gaining exposure to credit or duration, but not for speculative or leveraging purposes. The Muzinich European High Yield investment strategy aims to generate strong risk-adjusted returns and achieve capital preservation through rigorous credit selection amongst instruments which Muzinich deems to be creditworthy and well-priced in the market relative to their peer group.
PIMCO — Emerging Markets Debt
With respect to the portion of the Credit Opportunities Fund allocated to PIMCO’s Emerging Markets Debt Strategy, PIMCO invests predominantly in fixed income instruments (including bonds, debt securities and other similar instruments) issued by various U.S. and non-U.S. public-or private-sector entities that are economically tied to emerging market countries, which instruments may be represented by forwards or derivatives such as options, futures or swap agreements. Such instruments may be denominated in U.S. dollars and in non-U.S. currencies. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. PIMCO emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. For this strategy, PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors PIMCO believes to be relevant. PIMCO may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market country, such as a derivative instrument, rather than investing directly in emerging market securities or countries.
PIMCO — Asia High Yield
With respect to the portion of the Credit Opportunities Fund allocated to PIMCO’s Asia High Yield Strategy, PIMCO invests in a combination of fixed income instruments of issuers that are economically tied to Asia ex-Japan countries and related derivatives on such securities. PIMCO seeks to purchase certain newly-issued Regulation S securities through investments in the Subsidiary. PIMCO will utilize a credit (i.e., fixed income) strategy that seeks to deploy PIMCO’s total return investment approach. This total return investment approach includes both top-down and bottom-up decision making inputs to help PIMCO to identify multiple sources of value. Top-down strategies focus on both short-term and longer-term global macroeconomic considerations and forces likely to influence the global economy and financial markets (such as interest rates and the rate of inflation) and provide context for regional and sector selection. Bottom-up strategies drive the security selection process by analyzing individual securities and are key to PIMCO’s ability to select what PIMCO considers to be undervalued securities in the fixed income market.
Mellon — Passive U.S. Investment Grade Corporates
With respect to its allocated portion of the Credit Opportunities Fund, Mellon will seek to replicate the overall risk characteristics of specific benchmarks predominately investing in corporate securities rated BBB- or higher by S&P or Fitch and/or Baa3 by Moody’s, unless the benchmark’s methodology dictates otherwise. For each benchmark, Mellon will seek to replicate the overall risk characteristics of the benchmark while minimizing tracking error volatility and the performance drag from transaction costs by only investing in index-eligible securities. Mellon employs a stratified sampling approach by selecting subsets of the benchmark’s securities so that the aggregate risk metrics of duration, yield/spread, sector, and quality are tightly controlled relative to the benchmark. Specifically:
●
with respect to rates, Mellon will seek to match the overall duration but also seek to neutralize points along the curve (key rates durations);
●
with respect to spread, Mellon will seek to match the overall spread but also seek to match the spread within subsectors and the full quality spectrum of the benchmark; and
●
with respect to the “idiosyncratic”, Mellon will seek diversification with respect to both the number of bonds and issuers to mitigate this risk.
Insight — Global Aggregate Investment Grade Corporates & High Yield
With respect to its allocated portion of the Credit Opportunities Fund, Insight will systematically invest in global high yield and investment grade corporate credit fixed income. The investment process will begin with targeting the risk exposures of an underlying benchmark. A stratified sampling approach is then used to select bonds that match the major risk characteristics of the benchmark (e.g., duration, quality, sector, industry, yield, market beta, etc.). Insight will utilize proprietary alpha drivers in the sampling to screen out or avoid overweighting bonds which are deemed lower quality or expensive (or generally undesirable by our quantitative factors). Insight seeks to utilize diversified insights designed to provide a stable performance in most markets. Insight will utilize fundamental
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and market data to identify firms that may have trouble servicing their debt. As part of its investment process, Insight leverages the pioneering work by Robert Merton (Merton Model) to construct a proprietary value model. It uses equity market cap, equity implied volatility, and a firm’s balance sheet as three key inputs for this purpose. For companies who do not have underlying equity, Insight utilizes sophisticated regression-based techniques to determine value. Insight will utilize structural themes to seek to exploit additional market opportunities, including new issues, fallen angels, credit default swap indices (“CDX”)/cash bond tradeoff, and income harvesting. Overall, across all strategies, Insight will seek to closely match the risk exposure of the benchmark along all key risk dimensions. To efficiently and cost effectively handle cashflows, Insight sources inventory from the ETF ecosystem (where available). In the illiquid category including high yield credit, Insight utilizes its credit portfolio trading (or bond basket trading) approach. Insight carefully weighs the benefits of continuing to hold a bond with the cost to trade when evaluating these issues.
General Information
The Adviser’s process for evaluating Sub-Advisers is described below in “The Funds’ Management and Administration.”
The Credit Opportunities Fund may utilize the investments and strategies described above to a greater or lesser degree in the future.
The Credit Opportunities Fund will likely engage in active and frequent trading. The frequency with which the Credit Opportunities Fund buys and sells securities will vary from year to year, depending on market conditions.
Temporary Defensive and cash Positions
Each of the Funds may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes to respond to unusual conditions or as part of its principal investment strategies (such as in a money market strategy managed by a sub-adviser). These investments may result in a lower yield than lower-quality or longer-term investments.
WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased.
They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers’ acceptances, commercial paper, money market mutual funds and bank deposit accounts.

While the Funds are engaged in a temporary defensive position, it may not meet its investment objective. These investments may also be inconsistent with a Fund’s main investment strategies. Therefore, the Funds will pursue a temporary defensive position only when the Adviser believes market conditions warrant.
Diversification Classification
Each of the Ultra Short Duration Fund, Tax Aware Intermediate Duration Fund, the Tax Aware Bond Fund and the Credit Opportunities Fund is classified as a “diversified” fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Each of the U.S. Unconstrained Equity Fund, the International Unconstrained Equity Fund and the Global Bond Fund is classified as a “non-diversified” fund under the Investment Company Act. A non-diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. That concentration could increase the risk of loss to a Fund resulting from a decline in the market value of particular portfolio securities. Investment in a non-diversified fund may entail greater risks than investment in a diversified fund. Regardless of whether a Fund is diversified under the Investment Company Act, all of the Funds must meet diversification standards to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. See Part II of the Statement of Additional Information (“SAI”) for a description of these diversification standards.
Investment Risks
There can be no assurance that each Fund will achieve its investment objective.

An investment in a Fund or any other fund is not designed to be a complete investment program. It is intended to be part of a broader investment program administered by the Adviser or its affiliates. The performance and objectives of a Fund should be evaluated only in the context of your complete investment program. The Funds are managed in such a fashion as to affect your assets subject to the broader investment program and therefore changes in value of a Fund may be particularly pronounced and a Fund may underperform a similar fund managed without consideration of the broader investment program. The Funds are NOT designed to be used as stand-alone investments.
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The main risks associated with investing in each Fund are summarized in each “Risk/Return Summary” at the front of this prospectus. In addition to each Fund’s main risks, each Fund may be subject to additional risks in connection with investments and strategies used by each Fund from time to time. The table below identifies main risks and some of the additional risks for each Fund.
The Funds are subject to the main risks designated as such in the table below, any of which may adversely affect a Fund’s net asset value (“NAV”), market price, performance and ability to meet its investment objective. Each Fund may also be subject to additional risks that are noted in the table below, as well as those that are not described herein but which are described in the SAI. Please note that a Fund also may use strategies that are not described herein, but which are described in the "Investment Practices" section and in the SAI.
	Ultra Short Duration Fund	Tax Aware Intermediate Duration Fund	U.S. Unconstrained Equity Fund	International Unconstrained Equity Fund	Global Bond Fund	Tax Aware Bond Fund	Credit Opportunities Fund
Allocation Risk	•	•	•	•	•	•	•
Alternative Minimum Tax Risk		•				•
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk	•	•			•	○	•
Asia Pacific Market Risk				•	•		•
Auction Rate Securities Risk		•				•
Bank Loan Risk	•	•			•		•
Collateralized Loan Obligations Risk	•	○			•		•
Contracts for Difference Risk			○	○
Convertible Securities and Contingent Convertible Securities Risk	•		○	○	•	○	•
Counterparty Risk	•	•	•	•	•	•	•
Covenant Lite Loan Risk							•
Credit Risk	•	•			•	•	•
Currency Risk	•	•		•	•	○	•
Cyber Security Risk	○	○	○	○	○	○	○
Debt Securities and Other Callable Securities Risk	•	•			•	•	•
Depositary Receipts (ADRs and GDRs) Risk			○	•
Derivatives Risk	•	•	•	•	•	•	•
Distressed Securities Risk	○	○	○	○	○	○	•
Equity Market Risk			•	•			•
Equity Securities Risk			•	•			•
European Market Risk				•	•		•
Exchange-Traded Fund ("ETF") and Investment Company Risk	•	•	○	○	•	•	•
Financials Sector Risk	•	•	•	•	•		•
Floating and Variable Rate Securities Risk	•	•			•	•	•
●
Main Risks
○
Additional Risks
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	Ultra Short Duration Fund	Tax Aware Intermediate Duration Fund	U.S. Unconstrained Equity Fund	International Unconstrained Equity Fund	Global Bond Fund	Tax Aware Bond Fund	Credit Opportunities Fund
Foreign Securities and Emerging Markets Risk	•	•	○	•	•	○	•
General Market Risk	•	•	•	•	•	•	•
Geographic Focus Risk	•	•	•	•	•	•	•
Government Securities Risk	•	•			•	•	•
Greater China Region Risk				•	•		•
High Portfolio Turnover Risk	•	•	•	•	•	•	•
High Yield Securities and Loan Risk	•	•			•	•	•
Impairment of Collateral Risk		•					•
Income Risk	•	•			•	•	•
Industrials Sector Risk				•
Industry and Sector Focus Risk	•	•	•	•	•	•	•
Inflation Risk	•	•	•	•	•	•	•
Inflation-Linked Security Risk		○			•	•	•
Information Technology Sector Risk			•
Interest Rate Risk	•	•			•	•	•
Issuer Risk							•
Large Cap Company Risk			•	•
Large Shareholder Risk	•	•	•	•	•	•	•
LIBOR Discontinuance Risk	•	•			•	•	•
Liquidity Risk	•	•	•	•	•	•	•
Loan Participations and Assignments Risk	○	•			○		•
Management Risk	•	•	•	•	•	•	•
Master Limited Partnerships Risk			○	○	○	○	○
Mezzanine Loans Risk							○
Mid Cap Company Risk			•	•
Multi-Manager Risk	•	•			•	•	•
Municipal Obligations and Securities Risk	•	•			○	•
Municipal Project Housing-Related (Municipal Whole Loans)		•
Municipal Securities Concentration Risk		•				•
Non-Diversified Fund Risk			•	•	•
Non-Money Market Fund Risk	•
●
Main Risks
○
Additional Risks
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	Ultra Short Duration Fund	Tax Aware Intermediate Duration Fund	U.S. Unconstrained Equity Fund	International Unconstrained Equity Fund	Global Bond Fund	Tax Aware Bond Fund	Credit Opportunities Fund
Preferred Securities Risk			•	•			•
Prepayment Risk	○	•			•	•	•
Real Estate Investment Trusts Risk			•	•
Regulation S Securities Risk	•						•
Regulatory and Legal Risk	○	○	○	○	○	○	○
Repurchase Agreement Risk	•	•			•	•	•
Restricted and Privately Placed Securities Risk	•	•			•		•
Smaller Company Risk			•	•
Sovereign Obligations Risk	•	•			•	○	•
Structured Municipal Products Risk		•				•
Structured Notes Risk	•	○			•		•
Subsidiary Risk							•
Tax Aware Investing Risk		•				•
Taxability Risk		•				•
To-Be-Announced ("TBA") Transactions Risk	•	•			•		•
Tracking Error Risk			•	•	•	•	•
Transactions and Liquidity Risk	○	○	○	○	○	○	○
U.S. Treasury Obligations Risk	•	•			•	•	•
Value Strategy Risk			○	○
Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk	•	•			•	•	•
●
Main Risks
○
Additional Risks
Allocation Risk. A Fund’s ability to achieve its investment objective depends upon the Adviser’s ability to select the optimum mix of index components and the indexed investment strategies or underlying exposures in light of market conditions. There is a risk that the Adviser’s evaluations and assumptions regarding the investment strategies may be incorrect in view of actual market conditions.
Alternative Minimum Tax Risk. A Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from a Fund subject to federal income tax. In addition, corporate shareholders will, with limited exceptions, be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gain distributed by a Fund may be taxable.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. Asset-backed, mortgage-related and mortgage-backed securities differ from conventional debt securities and are subject to certain additional risks because principal is paid back over the life of the security rather than at maturity. The value of these securities will be influenced by the factors affecting the property or housing market and the assets underlying such securities. As a result, during periods of difficult or frozen credit markets, changes in
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interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase or decrease a Fund’s yield and the income available for distribution by a Fund. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, a Fund may be subject to contraction risk, which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. In periods of either rising or declining interest rates, a Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, a Fund may exhibit additional volatility. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of asset-backed, mortgage-backed and mortgage-related investments that include so-called “sub-prime” mortgages (which are loans made to borrowers with low credit ratings or other factors that increase the risk of default), credit risk transfer securities and credit-linked notes issued by government-related organizations and private issuers. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
The mortgage loans underlying privately issued mortgage-related securities may not be subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. In addition, certain mortgage-related securities which may include loans that originally qualified under standards established by government-sponsored entities (for example, certain real estate mortgage investment conduits (“REMICs”) that include the Federal National Mortgage Association (“Fannie Mae”) mortgages) are not considered as government securities for purposes of a Fund’s investment strategies or policies. There is no government or government-sponsored guarantee for such privately issued investments.
The Fund may invest in collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of non-payment.
As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Funds may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches, known as sup support bonds, companion bonds or non-PAC bonds, which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Fund’s investment objectives and policies, the fund may invest in various tranches of CMO bonds, including support bonds.
CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of
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administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933 (the "1933 Act"), as amended. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability.
Credit risk transfer securities and credit-linked notes are general obligations issued by a government-related organization or special purpose vehicle, respectively, and are unguaranteed. Unlike mortgage-backed securities, investors in credit risk transfer securities and credit-linked notes issued by a government-related organization have no recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to the noteholder. There can be no assurance that losses will not occur on an investment. These investments are also subject to the risks described under “Prepayment Risk.”
The values of interest-only (“IO”) and principal-only (“PO”) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of IO securities, while a rapid or unexpected decrease could have the same effect on PO securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.
Auction Rate Securities Risk. The auction rate municipal securities a Fund will purchase will typically have a long-term nominal maturity for which the interest rate is regularly reset through a “Dutch” auction. The interest rate set by the auction is the lowest interest rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities, which may adversely affect the liquidity and price of auction rate securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security.
Bank Loan Risk. Commercial banks, sovereign entities, and other financial institutions or institutional investors make corporate loans to companies or sovereign entities that need capital to grow, restructure, or for infrastructure projects. These instruments are commonly referred to as “loans” or “bank loans.” Borrowers generally pay interest on bank loans at “floating” rates that change in response to changes in market interest rates such as the prime rates of U.S. banks or another relevant index. As a result, the value of such loan investments is generally less exposed to the adverse effects of interest rate fluctuations than investments that pay a fixed rate of interest. However, the market for certain loans may not be sufficiently liquid, and the Fund may have difficulty selling them. It may take longer than seven days for transactions in loans to settle. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds within the allowable time period. However, to the extent the Fund invests in bank loans, the Fund will maintain sufficient quantities of other, more liquid assets in order to meet shareholder redemption requests within the allowable time period. Certain loans may be classified as “illiquid” securities. Additionally, because a loan may not be considered a security, a Fund may not be afforded the same legal protections afforded securities under federal securities laws. Thus, a Fund generally must rely on contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
Collateralized Loan Obligations Risk. Collateralized loan obligations (“CLOs”) are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CLO in which a Fund invests. CLOs also carry risks including, but not limited to, interest rate risk and credit risk. For example, a liquidity crisis in the credit markets could cause substantial fluctuations in prices for leveraged loans and limited liquidity for such instruments. When a Fund invests in CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CLO’s expenses.
Contracts for Difference Risk. A contract for difference (“CFD”) is a contract between two parties, typically described as “buyer” and “seller,” stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future. (If the difference is negative, then the buyer instead pays the seller.) In effect, CFDs are financial derivatives that allow a Fund
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to take advantage of values moving up (long positions) or values moving down (short positions) on underlying assets. A CFD offers exposure to price changes in an underlying security without ownership of such security, typically by providing investors the ability to trade on margin. CFDs are over-the-counter (“OTC”) derivative instruments that are subject to the credit risk of the counterparty. The Fund’s investments in CFDs are subject to the risks associated with the underlying reference obligations and derivative instruments, including, among others, liquidity risk, counterparty risk, derivatives risk and margin risk.
Convertible Securities and Contingent Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on a Fund’s ability to achieve its investment objective.
A Fund may also invest in contingent securities structured as contingent convertible securities, also known as “CoCos”. Contingent convertible securities are typically issued by non-U.S. banks and are designed to behave like bonds in times of economic health yet absorb losses when a pre-determined trigger event occurs. Contingent convertible securities are subject to the credit, interest rate, high yield security, foreign security and markets risks associated with bonds and equities, and to the risks specific to convertible securities in general. Contingent convertible securities are also subject to additional risks specific to their structure, including conversion risk. Contingent convertible securities are also subject to extension risk. There is no guarantee that a Fund will receive return of principal on contingent convertible securities. Convertible contingent securities are a newer form of instrument and the regulatory environment for these instruments continues to evolve.
Counterparty Risk. A Fund may have exposure to the credit risk of counterparties with which it deals in connection with the investment of its assets, whether engaged in exchange-traded or off-exchange transactions or through brokers, dealers, custodians and exchanges through which it engages. In addition, many protections afforded to cleared transactions, such as the security afforded by transacting through a clearinghouse, might not be available in connection with OTC transactions. Therefore, in those instances in which a Fund enters into OTC transactions, the account will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and will sustain losses.
Covenant Lite Loan Risk. A Fund may invest in loans that are “covenant lite” or obtain exposure to such loans through structured investments. Covenants contained in loan documentation are intended to protect lenders by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant lite loans may lack financial maintenance covenants that in certain situations can allow lenders to claim a default on the loan to seek to protect the interests of the lenders. The absence of financial maintenance covenants in a covenant lite loan might result in a lower recovery in the event of a default by the borrower. Covenant lite loans have become much more prevalent in recent years.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in both the loan and high yield markets. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing loans, increase the claims against assets that are permitted against collateral securing loans or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the loans issued by such borrowers. Each of these factors might negatively impact the loans held by the Fund.
Credit Risk. There is a risk that issuers and/or counterparties will not make payments on securities, repurchase agreements or other investments held by a Fund. The risk of defaults across issuers and/or counterparties increases in adverse market and economic conditions. Such defaults could result in losses to a Fund. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s or counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect liquidity and make it difficult for a Fund to sell the security. A Fund may invest in securities that are rated in the lowest investment grade category. Such securities are also considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.
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Prices of a Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Currency Risk. Changes in foreign currency exchange rates will affect the value of a Fund’s securities and may affect the price of a Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Overnight bank deposits of foreign currency can result in negative interest rates based on monetary policies in that respective country. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of a Fund. Although a Fund may attempt to hedge some or all of its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. A Fund may also hedge from one foreign currency to another. In addition, a Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns. A Fund may engage in various strategies to hedge against currency risk. These strategies may consist of use of forward currency contracts including non-deliverable forward contracts and foreign currency futures contracts. To the extent a Fund enters into such transactions in markets other than in the United States, a Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described in this prospectus with respect to the Fund’s investments in foreign securities. There can be no assurance that a Fund’s hedging activities will be effective, due to delays in placing trades and other operational limitations, and a Fund will incur costs in connection with the hedging. In addition, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. Currency hedging may limit a Fund’s return if the relative values of currencies change. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in currency exchange rates occur.
Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational and financial risks associated with cyber security, including: theft, loss, misuse, fraud, improper release, corruption and destruction of, or unauthorized access to, confidential, personal or highly restricted data relating to a Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cyber security risks may result in financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders; delays or mistakes in the calculation of a Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund’s service providers (including, but not limited to, the adviser, any sub-advisers, administrator, transfer agent, and custodian or their agents), financial intermediaries, companies in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cyber security risks in their own businesses, which could result in losses to a Fund or its shareholders. A Fund and its service providers’ use of internet, technology and information systems may expose the Fund to potential risks linked to processing and human errors, inadequate or failed internal or external processes, failures in systems and technology, cyberattacks, and similar events. While a Fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from such events, there are inherent limitations to these plans and systems, and certain risks may not yet be identified. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Funds does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.
Debt Securities and Other Callable Securities Risk. As part of its main investment strategy, a Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield. A Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Additionally, the income generated by a Fund’s investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect a Fund and its investments.
Depositary Receipts (ADRs and GDRs) Risk. The Fund may invest in the securities of foreign issuers in the form of depositary receipts or other securities convertible into securities of foreign issuers. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The Fund may invest in both sponsored and
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unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and liquidity risk. Unsponsored ADR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. Unsponsored programs generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored depositary receipt. Available information concerning the issuer may not be as current as for sponsored ADRs and GDRs, and the prices of unsponsored ADRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.
Derivatives Risk. A Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce a Fund’s returns. Certain derivatives also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. In addition, certain derivatives also expose the Fund to margin risk (the risk that additional margin will be required if the derivative security declines in value and if the Fund does not provide such additional margin in time, the seller may liquidate the positions at a loss for which the Fund is liable). In addition, a Fund may use derivatives for non-hedging purposes, which increases a Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.
If a Sub-Adviser incorrectly forecasts stock market values, or the direction of interest rates or currency exchange rates in utilizing a specific derivatives strategy for the Fund, the Fund could lose money. In addition, leverage embedded in a derivative instrument can expose the Fund to greater risk and increase its costs. There may also be material and prolonged deviations between the theoretical value and realizable value of a derivative. Derivatives are subject to liquidity risk because the liquidity of derivatives is often based on the liquidity of the underlying instruments. The Fund may buy or sell derivatives not traded on organized exchanges. The Fund may also enter into transactions that are not cleared through clearing organizations. These types of transactions may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.
Investing in derivatives will result in a form of leverage. Leverage involves special risks. A Fund may be more volatile than if a Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. A Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as the Funds are limited in their ability to engage in derivative transactions.
A Fund’s transactions in futures, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact a Fund’s after-tax returns. A Fund may also transact in CFDs, which may increase a Fund’s financial risk to the extent that there is an imperfect correlation between the return on a Fund’s obligation to its counterparty under the contract for difference and the return on related assets in its portfolio. CFDs are not registered with the SEC or any U.S. regulator.
The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives also can expose a Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of a Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error.
WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.
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Distressed Securities Risk. Any investments in distressed or defaulted securities subject the Fund to even greater credit risk than investments in other below investment-grade instruments. Investments in obligations of restructured, distressed and bankrupt issuers, including debt obligations that are already in default, generally trade significantly below par and may lack liquidity. Defaulted securities might be repaid only after lengthy bankruptcy proceedings, during which the issuer might not make any interest or other payments, and such proceedings may result in only partial recovery of principal or no recovery at all. Recovery could involve an exchange of the defaulted obligation for other debt instruments or equity securities of the issuer or its affiliates, each of which may in turn be illiquid or speculative and be valued by the Fund at significantly less than its original purchase price. In addition, investments in distressed issuers may subject the Fund to liability as a lender.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for a Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s securities goes down, your investment in the Fund decreases in value.
Equity Securities Risk. Investments in equity securities (such as stocks) may be more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for a Fund or the securities market as a whole, such as changes in economic or political conditions. If a company becomes insolvent, its equity securities are repaid only after all other debts of the company have been repaid. This can result in a potential severe reduction in, or total loss of, their value. Investing in equity securities may also expose a Fund to inflation and currency risk. Further, the investor will be exposed to the specific risks of the industry in which the company operates. For example, a computer chip manufacturer might have exposure to the availability and price of certain metals. Equity securities may or may not be registered, publicly listed or traded on an exchange, and these securities are more likely to be illiquid and therefore subject to a higher degree of liquidity risk than registered or listed securities.
Exchange-Traded Fund (“ETF”) and Investment Company Risk. A Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. A Fund is subject to the risks associated with the ETF’s or investment company’s investments. ETFs, investment companies and other investment vehicles that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF or closed-end fund designed to track an index may not track the index and may result in a loss. In addition, closed-end funds that trade on an exchange often trade at a price below their NAV (also known as a discount). Certain ETFs or closed-end funds traded on exchanges may be thinly-traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on a Fund’s ability to sell the securities at any given time. Such securities also may lose value.
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Foreign Securities and Emerging Markets Risk. Investments in foreign issuers, foreign securities (including depositary receipts) or U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit a Fund’s ability to buy and sell securities.
The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.
Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. Each Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. Each Fund may invest a substantial portion of its assets in emerging market countries. These risks are magnified in countries in “emerging markets.” Emerging market countries currently include most countries in the world except Australia, Canada, Japan, New Zealand, the United States, the United Kingdom and most western European countries. Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, each Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. regulators may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss.
A Fund’s investments in foreign and emerging market securities may be subject to foreign withholding and/or other taxes, which would decrease the Fund’s yield on those securities.
From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company's performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or subjects to sanctions.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in a Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, supply chain disruptions, regulatory events, other governmental trade or market control programs and related geopolitical events.
The U.S. and other governments may renegotiate their global trade relationships and impose or threaten to impose significant import tariffs. The implementation of tariffs, trade restrictions, currency controls, or similar measures (including retaliatory actions) could result in price volatility and overall declines in U.S. and global investment markets.
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In addition, the value of a Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics, or the threat or potential of one or more such factors and occurrences.
The effects of a global event to public health and business and market conditions may have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate pre-existing political, social and economic risks to a Fund, and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a global event that affect the instruments in which a Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of a global event and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
Geographic Focus Risk. A Fund may focus its investments in one or more geographic regions or small group of countries. As a result, a Fund’s performance may be subject to greater volatility than a more geographically diversified fund. In addition to the more general “Foreign Securities and Emerging Markets Risk”, a Fund may be subject to the risks in the following regional areas.
Asia Pacific Market Risk. The economies in the Asia Pacific region are in all stages of economic development and may be intertwined. The small size of securities markets and the low trading volume in some countries in the Asia Pacific Region may lead to a lack of liquidity. Also, some Asia Pacific economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.
Certain of the currencies in the Asia Pacific region have experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of a Fund’s holdings.
The trading volume on some Asia Pacific region stock exchanges is much lower than in the United States, and Asia Pacific region securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States. The imposition of tariffs or other trade barriers, or a downturn in the economy of a significant trading partner could adversely impact Asia Pacific companies. If a Fund concentrates in the Asia Pacific region, the Fund’s performance may be more volatile than that of a fund that invests globally. If Asia Pacific securities fall out of favor, it may cause a Fund that concentrates in the Asia Pacific region to underperform funds that do not concentrate in the Asia Pacific region.
Greater China Region Risk. In addition to the risks listed under “Foreign Securities and Emerging Markets Risk” investments in Mainland China, Hong Kong and Taiwan are subject to significant legal, regulatory, monetary and economic risks, as well as the potential for regional and global conflicts, including actions that are contrary to the interests of the U.S.
Investments in Mainland China involve political and legal uncertainties, currency fluctuations and aggressive currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets, which could adversely affect and significantly diminish the values of the Mainland Chinese companies in which the Fund invests. The Mainland Chinese securities markets are emerging markets characterized by greater price volatility. Mainland China is dominated by the one-party rule of the Communist Party, and the Mainland Chinese government exercises significant control over Mainland China’s economic growth. There is the potential of increased tariffs and restrictions on trade between the United States and Mainland China. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on Mainland Chinese companies and a commensurately negative impact on a Fund. There is also a risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers, which may negatively affect the liquidity and price of their securities. There is also the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers, which may negatively affect the liquidity and price of their securities.
The political reunification of Mainland China and Taiwan, over which Mainland China continues to claim sovereignty, is a highly complex issue. There is the potential for future political, military or economic disturbances that may have an adverse impact on the values of a Fund’s investments in Mainland China and elsewhere, or make certain Fund investments impractical or impossible. Any escalation of hostility between Mainland China and Taiwan would likely have a significant adverse impact on the value and liquidity of a Fund’s investments in both Mainland China and elsewhere, causing substantial investment losses for a Fund.
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Hong Kong is a Special Administrative Region of the People’s Republic of China. Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by the Basic Law. Under the Basic Law, Hong Kong was guaranteed a high degree of autonomy in certain matters, including economic matters, until 2047. Attempts by the government of Mainland China to exert greater control over Hong Kong’s economic, political or legal structures or its existing social policy could negatively affect investor confidence in Hong Kong (as has been the case previously during certain periods), which in turn could negatively affect markets and business performance.
Variable Interest Entities Risk. Chinese operating companies sometimes rely on variable interest entity (“VIE”) structures to raise capital from non-Chinese investors, even though such arrangements are not formally recognized under Chinese law. In a VIE structure, a Mainland China-based operating company establishes an entity (typically offshore) that enters into service and other contracts with the Mainland Chinese company designed to provide economic exposure to the company. The offshore entity then issues exchange-traded shares that are sold to the public, including non-Chinese investors (such as a Fund). Shares of the offshore entity are not equity ownership interests in the Mainland Chinese operating company and therefore the ability of the offshore entity to control the activities at the Mainland Chinese company are limited and the Mainland Chinese company may engage in activities that negatively impact investment value.
Under a VIE structure, the Fund will typically have little or no ability to influence the Mainland China-based operating company through proxy voting or other means because it is not a Mainland Chinese company owner/shareholder. The VIE structure is designed to provide the offshore entity (and in turn, investors in the entity) with economic exposure to the Mainland Chinese company that replicates equity ownership, without actual equity ownership of the Mainland Chinese operating company. The VIE contractual arrangements permit the VIE structure to consolidate its financial statements with those of the underlying Chinese companies. VIE structures are used due to Mainland Chinese government prohibitions on foreign ownership of companies in certain industries and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended. There may also be conflicts of interest between the legal owners of the Mainland Chinese company and non-Chinese investors (such as a Fund).
Although the China Securities Regulatory Commission published that they do not object to the use of VIE structures for Mainland Chinese Companies to raise capital from non-Chinese investors, there is no guarantee that the Mainland Chinese government or a Mainland Chinese regulator will not otherwise interfere with the operation of VIE structures. Intervention by the Mainland Chinese government with respect to VIE structures could adversely affect the Mainland Chinese operating company’s performance, the enforceability of the offshore entity’s contractual arrangements with the Mainland Chinese company and the value of the offshore entity’s shares. Under extreme circumstances, China might prohibit the use of VIE structures, or sever their ability to transmit economic and governance rights to non-Chinese investors. It remains unclear whether the Mainland China government will withdraw its implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of non-Chinese investors (such as a Fund). Further, if the Mainland Chinese government determines that the agreements establishing the VIE structure do not comply with Mainland Chinese law and regulations, including those related to prohibitions on foreign ownership, the Mainland Chinese government could subject the Mainland Chinese company to penalties, revocation of business and operating licenses or forfeiture of ownership interests. The offshore entity’s control over the Mainland Chinese company may also be jeopardized if certain legal formalities are not observed in connection with the agreements, if the agreements are breached or if the agreements are otherwise determined not to be enforceable. If this were to occur, a non-Chinese investor may have little or no legal recourse and the market value of a Fund’s associated portfolio holdings would likely fall, causing substantial investment losses for a Fund. In addition, Mainland Chinese companies listed on U.S. exchanges, including American Depositary Receipts and companies that rely on VIE structures, may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting could significantly decrease the liquidity and value of the securities of these companies, decrease the ability of a Fund to invest in such securities and increase the cost of a Fund if it is required to seek alternative markets in which to invest in such securities.
China Stock Connect Programs Risk. The universe of A-Share issues currently available via the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect Program (the “Programs”) in Mainland China to a Fund may be limited as compared with the universe of equity securities available in other markets. There are significant risks inherent in investing in China A-Shares through the Programs. There may be a lower level of liquidity in the China A-Share markets accessed through the Programs, which are relatively smaller in terms of both combined total market value and the number of A-Shares which are available for investment compared to other markets. This could potentially lead to severe price volatility in China A-Shares. Investments in China A-Shares are heavily regulated and the recoupment and repatriation of assets invested in China A-Shares is subject to restrictions by the Mainland Chinese government. In addition, investments in China A-Shares through the Programs are subject to trading, clearance and settlement procedures that could increase the risk of loss to a Fund and/or affect a Fund’s ability to effectively pursue its investment strategy, such as the prohibition on same day (turnaround) trading through the Programs. China A-Shares currently eligible for trading under a Program may also lose such designation. Further, all China A-Shares trades must be settled in renminbi (“RMB”), which requires a Fund to have timely access to a reliable supply of RMB in Hong Kong, which cannot be assured.
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European Market Risk. A Fund’s performance will be affected by political, social and economic conditions in the various countries in which it invests in Europe and in Europe more generally, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union.
Government Securities Risk. A Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Government National Mortgage Association (“Ginnie Mae”), Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect a Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to a Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities may include zero-coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.
High Portfolio Turnover Risk. A Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income. For example, a Fund may, at the direction of the Adviser, frequently reallocate its assets among different indexed investment strategies, which could cause a Sub-Adviser frequently to replace a significant portion of the securities and other instruments in a Fund’s portfolio through sales and purchases so as to reflect the changing allocations, including selling and repurchasing the same securities in quick succession.
High Yield Securities and Loan Risk. A Fund invests in instruments including junk bonds, loans and instruments that are issued by issuers that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments may be subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in both the loan and high yield markets. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing loans or high yield securities, increase the claims against assets that are permitted against collateral securing loans or high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the loans or high yield securities issued by such borrowers. Each of these factors might negatively impact the loans and high yield instruments held by a Fund. The Fund will not have direct recourse against the borrower when the Fund invests in a loan participation.
High yield securities and loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some loans and other instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Certain loans may take more than seven days to settle. The inability to dispose of a Fund’s securities and other investments in a timely fashion could result in losses to a Fund. Because some instruments may have a more limited secondary market, liquidity and valuation risk is more pronounced for a Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. When bonds, loans and other instruments or securities are prepaid, a Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss
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and/or a decrease in the amount of dividends and yield. Certain loans may not be considered securities under the federal securities laws and, therefore, investments in such loans may not be subject to certain protections under those laws. In addition, the Adviser may not have access to material nonpublic information to which other investors may have access.
Impairment of Collateral Risk. The terms of the debt instruments held by the Fund may require that the borrowing company maintain collateral to support payment of its obligations. However, the value of the collateral securing a debt instrument can decline or be insufficient to meet the obligations of the company. In addition, collateral securing a debt instrument may be found invalid, may be used to pay other outstanding obligations of the borrower, or may be difficult to liquidate. The Fund’s access to the collateral may be limited by bankruptcy, other insolvency laws, or by the type of debt instrument the Fund has purchased. For example, if the Fund purchases a participation interest instead of an assignment, it would not have direct access to collateral of the borrower. As a result, a debt instrument may not be fully collateralized and can decline significantly in value.
Income Risk. A Fund’s income may decline when interest rates fall because a Fund may hold a significant portion of short duration securities and/or securities that have floating or variable interest rates. A Fund’s income may decline because a Fund invests in lower yielding bonds, as bonds in its portfolio mature, are near maturity or are called, or when a Fund needs to purchase additional bonds.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services.
Industry and Sector Focus Risk. At times, each Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that a Fund increases the relative emphasis of its investments in a particular industry or sector, the value of a Fund’s shares may fluctuate in response to events affecting that industry or sector.
Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-linked securities, such as Treasury Inflation Protected Securities, is adjusted periodically to a specified rate of inflation (e.g., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (“CPI-U”)). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets and distributions may decline. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and a Fund’s investments may not keep pace with inflation, which may result in losses to the Fund and its shareholders.
Information Technology Sector Risk. Market or economic factors impacting technology companies could have a major effect on the value of a Fund’s investments. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence and frequent new product introduction, unpredictable changes in growth rates, competition for the services of qualified personnel, government regulatory and policy changes and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Such competitive pressures may lead to limited earnings and/or falling profit margins. Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. In addition, certain technology-related companies in which a Fund may invest may not currently be profitable and there can be no assurance that such companies will be profitable in the future.
Interest Rate Risk. A Fund invests in debt securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Your investment will decline in value if the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Certain Funds may invest in variable and floating rate loans
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and other securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate loans and securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. A Fund may face a heightened level of interest rate risk due to certain changes or uncertainty in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns.
Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. It is difficult to accurately predict the pace at which the Federal Reserve Board or other central bank or monetary authority will change interest rates, or the timing, frequency or magnitude of any such changes, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.
Large Cap Company Risk. To the extent a Fund invests principally in large cap company securities, it may underperform other funds during periods when a Fund’s securities are out of favor.
Large Shareholder Risk. To the extent a large proportion of shares are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser or its affiliates have investment discretion, a Fund is subject to the risk that these shareholders will purchase or redeem shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser or its affiliates. These transactions also may subject a Fund to the risks described under “Transactions and Liquidity Risk”.
LIBOR Discontinuance Risk. The London Interbank Offering Rate (“LIBOR”) was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on a number of factors, including that LIBOR and other interbank offering rates (“IBORs”) may no longer be representative of the underlying markets and, as a result, publication of all LIBOR settings has ceased. New or alternative reference rates have since been used in place of LIBOR. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR,” which is intended to replace U.S. dollar LIBOR and measures the cost of U.S dollar overnight borrowings collateralized by treasuries) and the Sterling Overnight Index Average rate (“SONIA,” which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). Markets are slowly developing in response to these new rates. As a result of the benchmark reforms, the Adviser, Sub-Advisers, and the Funds have generally transitioned to successor or alternative reference rates as necessary. Although the transition process away from IBORs for most instruments has been completed, there is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, which may affect the value, volatility, liquidity, or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions, and entering into new trades. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or their investments. Moreover, certain aspects of the transition from IBORs will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; no assurances can be given as to the impact of the transition away from LIBOR on a Fund or their investments. These risks may also apply with respect to changes in connection with other IBORs (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.
Liquidity Risk. A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions or a lack of willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can increase the volatility of the Funds' NAV per share. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.
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Loan Participations and Assignments. The Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of all or portions of such loans. Participations and assignments involve special types of risk, including extension risk, prepayment risk, credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. In addition, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and a Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.
Management Risk. A Fund is subject to management risk. EachSub-Adviser and its portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment decisions for its allocated portion of a Fund, but there can be no guarantee that these decisions will produce the desired results. For example, certain Sub-Advisers may fail to achieve or enhance the performance of the index segments selected by the Adviser. In the case of certain other Sub-Advisers, a Sub-Adviser’s active management of its allocated portion of a Fund may fail to achieve its desired results. In addition, legislative, regulatory or tax developments may affect the investment techniques available to each Sub-Advisers in connection with managing its allocated portions of a Fund and may also adversely affect the ability of a Fund to achieve its investment objective.
Master Limited Partnerships Risk. A Fund may invest in master limited partnerships (“MLPs”) whose ownership interests are publicly traded and that primarily derive their income from, among other industries, the mining, production, transportation or processing of minerals or natural resources, although they may also finance entertainment, research and development, real estate and other projects. Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. In addition, MLPs may have limited financial resources, their securities may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate or oil and gas industries.
Mezzanine Loans Risk. Mezzanine loans are obligations of corporations, partnerships or other entities that are structurally subordinate to senior debt, all or a substantial portion of which may be secured. Many of the borrowers are highly leveraged and Mezzanine debt securities are often issued in connection with leveraged acquisitions or recapitalizations, in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. In the event an issuer cannot provide adequate cash flow to meet debt service, the Fund may suffer a partial or total loss of the assets invested. Mezzanine debt securities generally will be unrated or have ratings or implied or imputed ratings below investment grade. Default rates for mezzanine debt securities have historically been higher than has been the case for investment grade securities. The terms of mezzanine debt securities may restrict transfer of any interests securing such debt (including an involuntary transfer upon foreclosure) or may require the consent of the senior lender or other members or partners of or equity holders in the borrower, or may otherwise prohibit a change of control of the borrower. These and other limitations on realization on the collateral securing mezzanine debt or the practical limitations on the availability and effectiveness of such a remedy may affect the likelihood of repayment in the event of a default. Issuers may be unable to pay the interest due on the debt security or meet the applicable amortization schedules on part or all of the principal amount of such debt as a result of having other creditors in priority to the Fund. In the event of such failure, part or all of the principal could be lost, and any equity collateralizing the Investments may prove valueless or have a low value. In the event of any default under a Mezzanine debt security investment, the Fund will bear a risk of loss of the investment to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the investment, which could have a material adverse effect on the performance of the Fund. In the event of the bankruptcy of an issuer, mezzanine debt of such issuer will be deemed to be secured only to the extent of the value of any underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing such debt will be subject to the avoidance powers of the bankruptcy trustee or debtor-in-possession to the extent the lien is unenforceable under state law. In addition, the remedies generally available to holders of mezzanine debt are normally limited by restrictions benefiting senior creditors. Generally, holders of mezzanine debt are not entitled to receive any payments in bankruptcy or liquidation until senior creditors are paid in full. The projected returns on mezzanine debt are often based on the Sub-Adviser’s assumptions concerning factors such as property value, market demand, an impending transaction, the expected length of a construction project and lease-up period, net operating income, and capitalization rates prevailing in the market. There is a risk that the Sub-Adviser’s evaluations and assumptions regarding the investment may be incorrect in view of actual market conditions.
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Mid Cap Company Risk. Investments in mid cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.
Multi-Manager Risk. A Fund’s performance depends on the skill of the Adviser in selecting, overseeing, and allocating Fund assets to the Sub-Advisers. The Sub-Advisers’ investment styles may not always be complementary. The Sub-Advisers operate independently (e.g., make investment decisions independently of one another), and may make decisions that conflict with each other. For example, it is possible that a Sub-Adviser may purchase a security for a Fund at the same time that another Sub-Adviser sells the same security, resulting in higher transaction costs without accomplishing any net investment result; or that several Sub-Advisers purchase the same security at the same time, without aggregating their transactions, resulting in higher transaction costs. A Fund’s Sub-Advisers may underperform the market generally, underperform other investment managers that could have been selected for a Fund and/or underperform private investment funds with similar strategies managed by the Sub-Advisers. Subject to the overall supervision of a Fund’s investment program by the Fund’s Adviser, each Sub-Adviser is responsible, with respect to the portion of a Fund’s assets it manages, for compliance with a Fund’s investment strategies and applicable law.
Municipal Obligations and Securities Risk. Because the Fund may invest in municipal obligations, including municipal securities, the Fund may be susceptible to political, legislative, economic, regulatory, tax or other factors affecting issuers of these municipal obligations, such as state and local governments and their agencies. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease a Fund’s income or hurt its ability to preserve capital and liquidity.
Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.
The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. In addition, changes in U.S. federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may result in a significant decline in the values of such municipal obligations.
Municipal bonds may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for a Fund to sell the security at the time and the price that normally prevails in the market. While interest earned on municipal obligations is generally not subject to federal income tax, any interest earned on taxable municipal obligations is fully taxable at the federal level and may be subject to state and/or local income tax.
In addition to being downgraded, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the U.S. Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the U.S. Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which a Fund invests. The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s investments. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.
Municipal Project Housing-Related (Municipal Whole Loans) Risk. The Fund may invest in the bonds of projects focused on low-income, affordable or other housing developments and businesses located in low-income areas or invest in or originate loans that finance or are generally related to such projects. There are significant risks associated with the Fund’s investment in the bonds of these types of projects and loans related to such projects. There may be federal, state and local governmental regulatory restrictions
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on the operation, rental and transfer of these projects, such as the requirement that the owners of these affordable housing developments rent or sell certain residential units to persons or families of low or moderate income and that the amount of rent that may be charged for these units may be less than market rates. These restrictions may adversely affect economic performance relative to properties that are not subject to these restrictions. There are also no assurances that a project owner will be able to achieve and maintain sufficient rental income in or the Fund’s investment in such municipal project housing-related securities may be heightened due to the possibility of reduced tax or other revenue available to issuers of municipal project housing-related securities causing an increase of budgetary and financial pressure on either the municipality or other issuers of municipal securities.
Municipal Securities Concentration Risk. A Fund may invest more than 25% of its total assets in municipal securities where the issuer is regarded as a state, city, municipality or other public authority or in municipal securities with governmental guarantees or in housing authority obligations. As a result, a Fund could be more susceptible to developments which affect those obligations.
Non-Diversified Fund Risk. Since each Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities. The value of the Fund’s shares may also be more volatile than the value of a fund which invests in more securities.
Non-Money Market Fund Risk. The Fund is not a money market fund. Therefore, the Fund does not attempt to maintain a stable NAV and is not subject to the rules that govern the diversity, quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, a Fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to a Fund’s investments. Unlike certain money market funds, a Fund’s NAV per share will fluctuate. In addition, shareholders are not eligible for certain simplified methods for calculating gains and losses afforded to money market mutual fund shareholders.
Preferred Securities Risk. Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred securities also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred and other senior securities may pay fixed or adjustable rates of return. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities include certain hybrid securities and other types of preferred securities with different features from those of traditional preferred securities described above. Preferred securities that are hybrid securities possess various features of both debt and traditional preferred securities and as such, they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure. Therefore, unlike traditional preferred securities, hybrid securities may not be subordinate to a company’s debt securities.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments or redemptions occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, a Fund may have to reinvest in securities with a lower yield. A Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Real Estate Investment Trusts Risk. The value of real estate securities in general, and real estate investment trusts (“REITs”) in particular, are subject to the same risks as direct investments in real estate and mortgages. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses or a general decline in neighborhood values. The Fund’s investments may decline in value in response to declines in property values or other adverse changes to the real estate market. In addition, federal and state laws may restrict the remedies that a lender of underlying REIT assets has when a borrower defaults on loans. The performance of real estate securities is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate. Debt securities of REITs are subject to the risks of debt securities in general. For example, such securities are more sensitive to interest rates than equity securities of REITs. REITs may be more volatile and/or more illiquid than other types of equity securities. Furthermore, a REIT could fail to qualify for tax free pass-through treatment of its income under the Internal Revenue Code of 1986, as amended, or fail to maintain its exemption from registration under the Investment Company Act, which could produce adverse economic consequences for the REIT and its investors, including a Fund.
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Regulation S Securities Risk. Regulation S securities may be less liquid than publicly traded securities as a result of legal or contractual restrictions on resale. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S Securities are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity.
Regulatory and Legal Risk. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations or amend regulations and legislators pass new laws that affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation applying to a Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws may adversely impact the investment strategies, performance, costs and operations of a Fund or taxation of shareholders.
Repurchase Agreement Risk. Repurchase agreements are subject to “Credit Risk.” In addition, in the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by a Fund, but would only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. These risks may be magnified to the extent that a repurchase agreement is secured by collateral other than cash and government securities (“Non-Traditional Collateral”). For example, repurchase agreements secured by below investment grade securities and equity securities may or may not be subject to an automatic stay in bankruptcy proceedings. As a result of the automatic stay, to the extent applicable, a Fund could be prohibited from selling the collateral in the event of a counterparty’s bankruptcy unless a Fund is able to obtain the approval of the bankruptcy court. In addition, the value of Non-Traditional Collateral may be more volatile or less liquid thereby increasing the risk that a Fund will be unable to recover fully in the event of a counterparty’s default. Below investment grade securities are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties and potential illiquidity. Equity securities are subject to stock market risk and the price of such securities may rise or fall, sometimes rapidly or unpredictably.
Restricted and Privately-Placed Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Private placements are generally subject to strict restrictions on resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. A Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, a Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses.
Smaller Company Risk. Because a Fund may invest in equity investments of companies across all market capitalizations, a Fund’s risks increase as it invests more heavily in smaller companies (mid capitalization and small capitalization companies). Investments in smaller companies may be riskier than investments in larger companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of a Fund’s investments.
Sovereign Obligations Risk. A Fund may invest in securities issued by or guaranteed by sovereign governments, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty in the country at issue, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations. These securities are also subject to “Foreign Securities and Emerging Markets Risk”.
Structured Notes Risk. Structured notes are subject to interest rate risk and to all of the risks of their underlying securities and derivatives. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or borrower. The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile, and such notes may have a limited
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trading market making it difficult to value them or sell them at an acceptable price. In some cases, a Fund may enter into agreements with an issuer of structured notes to purchase minimum amounts of those notes over time. In some cases, a Fund may invest in structured notes that pay an amount based on a multiple of the relative change in value of the asset or reference. This type of note increases the potential for income but at a greater risk of loss than a typical debt security of the same maturity and credit quality. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, a Fund’s investments in these structured products may be subject to limits applicable to investments in investment companies.
Structured Municipal Product Risk. A Fund may invest in structured municipal products, such as tender option bonds, which involve structural complexities and potential risks that may not be present where a municipal security is owned directly. These enhanced risks may include additional counterparty risk (the risk that the counterparty will not fulfill its contractual obligations) and call risk (the risk that the instruments will be called and the proceeds may need to be reinvested). Additionally, an active trading market for such instruments may not exist. To the extent that a structured municipal product provides a put, a Fund may receive a lower interest rate in return for such feature and will be subject to the risk that the put provider will be unable to honor the put feature (purchase the security). Finally, short-term municipal or tax-exempt structured products may present tax issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to a Fund.
Subsidiary Risk. By investing in the Subsidiary, the Credit Opportunities Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Credit Opportunities Fund or the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and is not subject to all the investor protections of the Investment Company Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Credit Opportunities Fund and/or the Subsidiary to operate as described in this Prospectus and the SAI, and could adversely affect the Credit Opportunities Fund and/or the Subsidiary and result in the Credit Opportunities Fund underperforming its benchmark index.
Tax Aware Investing Risk. A Fund’s tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pretax income. Managing a Fund to maximize after-tax returns may also potentially have a negative effect on a Fund’s performance. Because tax consequences are considered in managing a Fund, a Fund’s pre-tax performance may be lower than that of a similar fund that is not tax-managed. Even though tax aware strategies are being used, they may not reduce the amount of taxable income and capital gains distributed by the Fund to shareholders, or the amount of Fund distributions that are taxable at ordinary income rates.
Taxability Risk. A Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after a Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable or there may be unfavorable changes in tax laws or noncompliant conduct of a securities issuer that may cause income from all or certain municipal securities to be taxable. In such event, the value of such securities would likely fall, hurting a Fund’s performance. In addition, all or a portion of a Fund’s distributions that otherwise would have been exempt interest distributions would be treated as taxable distributions.
Transactions and Liquidity Risk. A Fund could experience a loss when selling securities to meet redemption requests by shareholders, and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to, or is required to, sell are illiquid. These types of redemption requests could adversely affect the ability of a Fund to conduct its investment program. A Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of a Fund’s NAV. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Other market participants may be attempting to sell securities at the same time as a Fund, causing downward pricing pressure and contributing to illiquidity. In addition, the capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Liquidity and valuation risk with respect to any debt securities held by a Fund may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Similarly, large purchases of Fund shares may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase a Fund’s transaction costs and impact a Fund’s performance. To the extent redemptions are effected in cash, an investment in a Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
To-Be-Announced (“TBA”) Transactions Risk. In TBA transactions, the selling counterparty does not specify the particular securities to be delivered. Instead, the purchasing counterparty agrees to accept any security that meets specified terms. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines
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prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. In addition, the selling counterparty may not deliver the security as promised. Default or bankruptcy of a counterparty to a TBA transaction would expose a Fund to potential loss and could affect a Fund’s returns. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to the settlement date.
Tracking Error Risk. In carrying out the investment program of a Fund, a Sub-Adviser will be instructed by the Adviser to replicate the performance of one or more Indexes, although a Fund is not a passive index fund. Tracking error is the divergence of a Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in a Fund’s portfolio and those included in the Index, pricing differences (including differences between a security’s price at the local market close and a Fund’s valuation of a security at the time of calculation of a Fund’s NAV), differences in transaction costs, a Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Index or the costs to a Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because a Fund incurs fees and expenses, while the Index does not. Funds that track indexes with significant weight in emerging markets issuers may experience higher tracking error than other funds that do not track such indexes.
Additionally, to comply with regulatory requirements, the Fund does not invest in securities issued by JPMorgan Chase & Co. This could cause a Fund to experience tracking error when an Index includes such securities.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of a Fund’s U.S. Treasury obligations to decline.
Value Strategy Risk. An undervalued or attractively valued stock may decrease in price or may not increase in price as anticipated by the Adviser or Sub-Adviser if other investors fail to recognize the company’s value or the factors that the Adviser or Sub-Adviser believes will cause the stock price to increase do not occur.
Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of interest-paying securities, and is more likely to respond to a greater degree to changes in interest rates and credit quality than other fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year, even though the holder receives no interest payment on the bond during the year. Each Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon bonds) to its shareholders each year to maintain its status as a regulated investment company and to eliminate tax at the Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. A Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.
In addition, (1) the higher yields and interest rates on certain pay-in-kind securities (“PIK”) reflect the payment deferral and increased credit risk associated with such instruments and such investments may represent a significantly higher credit risk than coupon loans; (2) PIK securities may have higher price volatility because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (3) PIK interest has the effect of generating investment income; and (4) the deferral of PIK interest may also reduce the loan-to-value ratio at a compounding rate.
For more information about risks associated with the types of investments that a Fund purchases, please read each “Risk/Return Summary” at the front of this prospectus, the "Investment Practices" section and the SAI.
Dynamic Benchmark Information
When presenting Fund performance information for the U.S. Unconstrained Equity Fund and International Unconstrained Equity Fund, each Fund may show, as a basis of comparison, in addition to the primary benchmark (which will be a broad-based index), the performance of a customized dynamic benchmark composed of the blended performance of the underlying Indexes to which the Adviser has allocated Fund assets to the Sub-Adviser, adjusted on a regular basis to reflect the index allocations instructed by the Adviser to the Sub-Adviser.
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More About the Funds (continued)
Conflicts of Interest
An investment in a Fund is subject to a number of actual or potential conflicts of interest. In managing your JPM Program account, the Adviser and its parent company, JPMorgan Chase & Co. (“JPMorgan”) and its affiliates may experience certain benefits and efficiencies from investing your account assets in the Funds instead of unaffiliated investment vehicles. However, any potential conflicts are substantially mitigated by the fact that the Adviser, through a management fee waiver, does not receive additional net advisory fees as a result of your account’s investment in the Funds and the Funds are generally not using JPMorgan and/or its affiliates to provide other services to the Funds for compensation. Note that JPMorgan and/or its affiliates, will continue to receive fees for managing the JPM Program accounts, including with respect to assets invested in the Funds, and a JPMorgan affiliate will continue to clear mutual fund trades, including trades in the Funds, for JPMorgan client accounts. The Adviser and/or its affiliates also may face conflicts of interest in their service as investment adviser to other clients, which may provide more compensation to the Adviser and/or its affiliates than the Funds. This creates a conflict of interest for the Adviser by providing an incentive to favor those clients, and from time to time, the Adviser may make decisions that differ from and/or negatively impact the investment and/or allocation decisions made by the Adviser on behalf of the Funds. In addition, JPMorgan and its affiliates provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which the Funds invest or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. Further, Fund portfolios may be affected because of regulatory restrictions applicable to JPMorgan and its affiliates. The Adviser may also acquire material non-public information which would negatively affect the Fund’s ability to transact in securities. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.
The Chief Compliance Officer of the Funds and the Six Circles Trust also serves as the Chief Compliance Officer of the Adviser, and in such capacity may face conflicts of interest with his compliance responsibilities to the Funds and the Six Circles Trust. The Funds and the Six Circles Trust have implemented policies and procedures to seek to mitigate such conflicts.
For more information about conflicts of interest, see the “Potential Conflicts of Interest” section in the SAI.
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The Funds' Management and Administration
The Funds are a series of Six Circles Trust (the “Trust”), a Delaware statutory trust. The trustees of the Trust are responsible for overseeing all business activities.
The Funds' Investment Adviser and Sub-Advisers
J.P. Morgan Private Investments Inc. (“JPMPI”), a registered investment adviser with the U.S. Securities and Exchange Commission (the “SEC”), serves as investment adviser to each Fund under an investment advisory agreement (the “Advisory Agreement”) with the Trust, on behalf of the Funds. JPMPI is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMPI is located at 270 Park Avenue, New York, NY 10017. JPMPI is entitled to receive an annual fee from each Fund as shown in the chart below:
Fund	% of Average Net Assets
Ultra Short Duration Fund	0.25%
Tax Aware Intermediate Duration Fund	0.25%
U.S. Unconstrained Equity Fund	0.25%
International Unconstrained Equity Fund	0.25%
Global Bond Fund	0.25%
Tax Aware Bond Fund	0.25%
Credit Opportunities Fund	0.75%
JPMPI, on behalf of the respective Funds, has entered into a sub-advisory agreement with each Sub-Adviser (each, a “Sub-Advisory Agreement”). For the services provided pursuant to its Sub-Advisory Agreement, each Sub-Adviser receives an annual fee from the Adviser, or directly from each applicable Fund on behalf of the Adviser. Additionally, certain Sub-Advisers have entered into sub-sub-advisory agreements with certain sub-sub-advisors (each, a “Sub-Sub-Advisory Agreement”). For the services provided pursuant to its Sub-Advisory Agreement, each Sub-Sub-Adviser receives a fee from the Sub-Adviser it has entered into the Sub-Sub-Advisory Agreement with.
The Credit Opportunities Fund may pursue its investment objective by investing in the Subsidiary. The Subsidiary has entered into a separate contract with JPMPI whereby JPMPI provides investment advisory services to the Subsidiary (the “Subsidiary Advisory Agreement”) and JPMPI has entered into a separate contract with PIMCO whereby PIMCO provides investment sub-advisory services to the Subsidiary (the “Subsidiary Sub-Advisory Agreement”). In recognition of the fact that contractual advisory and sub-advisory fees are already charged for JPMPI’s and PIMCO’s investment management services to the Credit Opportunities Fund (which includes the Subsidiary investment), respectively, no additional fees are payable to JPMPI or PIMCO for the services rendered pursuant to the Subsidiary Advisory Agreement and Subsidiary Sub-Advisory Agreement, respectively. JPMPI and PIMCO will comply with the provisions of Section 15 of the 1940 Act with respect to such Subsidiary’s investment advisory contracts.
For the purposes of determining compensation, after waivers, under the investment advisory agreement with JPMPI, each Fund will be deemed to have paid JPMPI, and JPMPI will be deemed to have received an amount equal to, any payment made pursuant to the Sub-Advisory Agreements. JPMPI has contractually agreed through at least April 30, 2027 to waive any management fees that exceed the aggregate management fees it is contractually required to pay the Fund’s Sub-Advisers. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. JPMPI may terminate the waiver, under its terms, effective upon the end of the then-current term, by providing at least ninety (90) days prior written notice to the Trust. The waiver may not otherwise be terminated by JPMPI without the consent of the Board, which consent will not be unreasonably withheld. Such waivers are not subject to reimbursement by the Funds. Additionally, the Adviser has contractually agreed through at least April 30, 2027 to reimburse expenses to the extent total annual operating expenses of a Fund (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed 0.40%, 0.40%, 0.45%, 0.50%, 0.40%, 0.40% and 0.95% of the average daily net assets of the Ultra Short Duration Fund, Tax Aware Intermediate Duration Fund, U.S. Unconstrained Equity Fund, International Unconstrained Equity Fund, Global Bond Fund, Tax Aware Bond Fund and Credit Opportunities Fund, respectively (each, an “Expense Cap”). An expense reimbursement by the Fund’s Adviser is subject to repayment by the Fund only to the extent it can be made within thirty-six months following the date of such reimbursement by the Adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements by the Adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the Adviser or at the time of repayment by the Fund.
As the Adviser, JPMPI has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and subject to review and approval by the Board, sets each Fund’s overall investment strategies. The Adviser is also responsible for the oversight and evaluation of each Fund’s Sub-Advisers. The Sub-Advisers are each responsible for the day-to-day investment decisions of its respective portion of each Fund. Additionally, the Sub-Advisers may allocate to Sub-Sub-Advisers a portion
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The Funds' Management and Administration (continued)
of the assets allocated to them by the Adviser. The allocation of the assets of each Fund among the Sub-Advisers will be determined by JPMPI. The Sub-Advisers are responsible for deciding which securities to purchase and sell for their respective portions of each Fund, except with respect to allocations to the Custom U.S. Equity Sleeve for the U.S. Unconstrained Equity Fund and the Custom International Equity Sleeve for the International Unconstrained Equity Fund, and for placing orders for each Fund’s transactions.
In limited circumstances, the Adviser reserves the right to instruct Sub-Advisers as needed on certain Fund transactions and manage a portion of a Fund’s portfolio directly, including without limitation, for portfolio hedging, to temporarily adjust a Fund’s overall market exposure or to temporarily manage assets as a result of a Sub-Adviser’s resignation or removal. A Fund may obtain passive exposure to a particular sub-asset class from time to time by making an index-based investment (e.g., in an ETF). Alternatively, from time to time, JPMPI may, for short or longer-term periods and subject to Board approval, select a third party interim manager to execute transactions on behalf of a Fund to transition a portion of Fund assets from one Sub-Adviser to another or to transition among indexed investment strategies, or, at the direction of JPMPI, to implement a sub-strategy. The duration of any such transition or interim management services will be determined by the Adviser’s ability to identify an appropriate replacement sub-adviser, if deemed necessary, and when such replacement sub-adviser can begin managing Fund assets, as well as the nature of the assets to be transitioned and relevant market conditions. With the approval of the Board, JPMPI has engaged Russell Investments Implementation Services, LLC (“RIIS”) to provide stand-by interim sub-advisory services, as well as transition management services, for the Funds, to be utilized as needed in certain transitional or trading circumstances involving a Fund Sub-Adviser. As of the date hereof, RIIS is not managing any assets of the Funds.
JPMPI acts as “manager of managers” for the Funds in reliance on an exemptive order of the SEC granting exemptions from certain provisions of the Investment Company Act (the “Exemptive Order”). Pursuant to the Exemptive Order, J.P. Morgan-affiliated funds are permitted, subject to supervision and approval of the Board, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without such agreements being approved by the shareholders of the Funds. JPMPI may not enter into any sub-advisory agreement with an affiliated sub-adviser without such agreement being approved by shareholders of the Funds. Accordingly, the Funds and JPMPI may hire, terminate, or replace the Funds’ sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. JPMPI will continue to have the ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement. Shareholders will be notified of any changes in sub-advisers. Shareholders of a Fund have the right to terminate a sub-advisory agreement for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. The Exemptive Order also permits the Funds to disclose to shareholders the management fees only in the aggregate. The initial shareholder of the Funds approved the Funds’ operation in reliance by the Funds on the Exemptive Order.
A discussion of the basis the Board used in approving the investment advisory agreement for the Funds is available in the financial statements and other information filed with the SEC on Form N-CSR (“Financial Statements and Other Information”) for the fiscal period ended June 30, 2025 which is available online at www.sixcirclesfunds.com.
Sub-Adviser Evaluation
The Adviser: (i) evaluates, selects, and recommends sub-advisers to be hired or replaced, subject to Board approval; (ii) monitors and evaluates the sub-advisers’ investment programs and results; (iii) allocates and reallocates each Fund’s assets among the sub-advisers; and (iv) reviews each Fund’s compliance with its investment objectives, strategies, policies and restrictions. Sub-adviser selection includes qualitative and quantitative analysis, with strong emphasis placed on non-quantitative factors, within a framework that reviews the sub-advisers’ people, process, philosophy and performance. In selecting sub-advisers, JPMPI will consider a variety of factors and attributes related to such sub-advisers, including, but not limited to:
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a well-defined and articulated investment process combined with a demonstrable and sustainable investment performance;
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specialized expertise and an appropriate level of experience;
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flexibility to adapt to a changing market environment;
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a strong focus on risk management;
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appropriate levels of staffing, organizational depth and continuity of management and investment professionals;
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a thorough understanding of the business aspects of managing the relevant investment strategies;
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solid administrative capabilities and strong internal controls;
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historical returns and volatility;
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correlation of a sub-adviser’s returns to broader markets and other sub-advisers;
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statistical peer analysis; and
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exposure, liquidity and drawdown (change in the value of a portfolio from its high to low point) analysis.
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The investment methods used by Sub-Advisers in selecting securities and other investments for the Funds vary. The allocation of a Fund’s portfolio managed by one Sub-Adviser will, under normal circumstances, differ from the allocations managed by any other Sub-Advisers of the Fund with respect to, among other things, portfolio composition, turnover, issuer capitalization and issuer financials. Because selections are made independently by each Sub-Adviser, it is possible that one or more Sub-Advisers could purchase the same security or that several Sub-Advisers may simultaneously favor the same industry or sector.
The Adviser is responsible for establishing the target allocation of each Fund’s assets to each Sub-Adviser and may adjust the target allocations at its discretion. Market performance may result in allocation drift among the Sub-Advisers of a Fund. The Adviser is also responsible for periodically reallocating the portfolio among the Sub-Advisers, the timing and degree of which will be determined by the Adviser at its discretion. Additionally, the Sub-Advisers may allocate to Sub-Sub-Advisers a portion of the assets allocated to them by the Adviser. Each Sub-Adviser independently selects the brokers and dealers to execute transactions for the portion of a Fund being managed by that Sub-Adviser.
At times, allocation adjustments among Sub-Advisers may be considered tactical with over- or under-allocations to certain Sub-Advisers based on the Adviser’s assessment of the risk and return potential of each Sub-Adviser’s strategy. Sub-Adviser allocations are also influenced by each Sub-Adviser’s historical returns and volatility, which are assessed by examining the performance of strategies managed by the Sub-Advisers in other accounts that the Adviser believes to be similar to those that will be used for a Fund.
In the event a Sub-Adviser ceases to manage an allocation of a Fund’s portfolio, the Adviser will select a replacement sub-adviser or allocate the assets among the remaining Sub-Advisers. The securities that were held in the departing Sub-Adviser’s allocation of a Fund’s portfolio may be liquidated, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences. The Adviser may also add additional sub-advisers in order to broaden a Fund’s portfolio or capacity or as otherwise determined by the Adviser to be in the best interests of a Fund. In addition, the Adviser reserves the right to instruct Sub-Advisers as needed on certain Fund transactions and manage a portion of the Fund’s portfolio directly to temporarily manage assets as a result of a Sub-Adviser’s resignation or removal. Alternatively, from time to time, JPMPI may, for short or longer-term periods and subject to Board approval, select an interim manager to transition a portion of Fund assets from one Sub-Adviser to another, or, at the direction of JPMPI, to implement a sub-strategy. JPMPI has engaged RIIS to provide such services, as deemed necessary.
The Portfolio Managers
Investment Adviser
Richard Madigan, Managing Director and Chief Investment Officer, Jeffrey Gaffney, Managing Director, Michael Gray, Managing Director, Jeffrey Eshleman, Managing Director and Jesse Rosenblum, Executive Director are the JPMPI portfolio managers for the Ultra Short Duration Fund, the Tax Aware Intermediate Duration Fund, the Global Bond Fund, the Tax Aware Bond Fund and the Credit Opportunities Fund and are primarily responsible for establishing and monitoring the investment strategy of the Funds and monitoring the Sub-Advisers.
Richard Madigan, Managing Director and Chief Investment Officer, Jeffrey Gaffney, Managing Director, Miles Wixon, Managing Director, David Cassese, Managing Director, Jeffrey Eshleman, Managing Director, and Jesse Rosenblum, Executive Director are the JPMPI portfolio managers for the U.S. Unconstrained Equity Fund and are primarily responsible for establishing and monitoring the investment strategy of the Fund and monitoring the Sub-Adviser.
Richard Madigan, Managing Director and Chief Investment Officer, Jeffrey Gaffney, Managing Director, Miles Wixon, Managing Director, Sarah Ferguson, Managing Director, Jeffrey Eshleman, Managing Director, and Jesse Rosenblum, Executive Director are the JPMPI portfolio managers for the International Unconstrained Equity Fund and are primarily responsible for establishing and monitoring the investment strategy of the Fund and monitoring the Sub-Adviser.
Mr. Madigan is Chief Investment Officer for J.P. Morgan Private Bank and Wealth Management. In this role, he is responsible for the development of investment strategy, tactical and strategic asset allocation for over $580 billion in high-net-worth and institutional client assets. Mr. Madigan is Chair of the Wealth Management Global Investment Council. The CIO Team is comprised of portfolio management, market and macro research and a dedicated quantitative risk and analytics team that oversees multi- and single-asset class discretionary portfolios globally. The CIO Team is a part of the working group responsible for developing J.P. Morgan Asset and Wealth Management’s Long-Term Capital Markets Assumptions. Mr. Madigan brings over 30 years of portfolio management and international capital markets experience to the firm. Prior to his current role, Mr. Madigan held the title of CIO, Global Access Portfolios where he and his team managed $20 billion in discretionary assets for J.P. Morgan Private Bank and Wealth Management clients. Mr. Madigan holds a master’s degree from New York University, where he majored in Finance and International Business.
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Mr. Gaffney is a Managing Director and the CIO Team’s Head of Multi-Asset Portfolio Management for the U.S. Private Bank, based in New York. He is responsible for the development and management of multi-asset class core portfolios for clients of the U.S. Private Bank, J.P. Morgan Securities, and Chase Wealth Management across a broad spectrum of investment objectives, risk tolerances, and liquidity constraints. In this role Mr. Gaffney works closely with the CIO single asset class portfolio management and Manager Solutions due diligence teams to ensure that the investment insights of the PB CIO Team are integrated into client portfolios in accordance with the team’s rigorous portfolio construction and risk management framework. Mr. Gaffney joined J.P. Morgan in 2008, and has been a member of the CIO Team since 2010. He is chairman of the CIO Team’s U.S. Regional Investment Council and is a member of the CIO Team’s Wealth Management Global Investment Council. In addition to the management of multi-asset portfolios for the U.S. onshore client base, Mr. Gaffney also serves as a portfolio manager for the suite of Six Circles multi-asset completion portfolios. He holds a Bachelor of Science in Engineering (BSE) degree from Princeton University in Operations Research and Financial Engineering (ORFE). Mr. Gaffney also holds a Masters of Business Administration (MBA) from Yale University with an emphasis in Finance.
Mr. Gray is a Managing Director and the Head of Fixed Income & Credit for the J.P. Morgan Private Bank CIO Team, based in New York. He also is a member of the Wealth Management Global Investment Council and a named portfolio manager on the firm’s proprietary Six Circles fixed income mutual funds, which function as critical completion portfolios within J.P. Morgan Private Bank and Wealth Management discretionary client mandates. Mr. Gray is responsible for coordinating the Private Bank CIO Team’s research and strategy efforts across global fixed income markets. In this capacity he works closely with the firm’s Manager Solutions, Portfolio Analytics, Investment Strategy, and Risk Management teams to ensure fixed income themes and investment positions held in client portfolios (including credit, interest rate, and currency exposures) are underwritten and implemented using a disciplined, systematic asset class framework. Mr. Gray joined J.P. Morgan in 2015 with more than 24 years of capital markets experience and brings substantial expertise in fixed income research and portfolio management to bear for the Private Bank CIO Team and its clients. Previously Mr. Gray was a Managing Director and member of the executive leadership team at Hartford Investment Management Company (“HIMCO”), the institutional asset management subsidiary of The Hartford Financial Services Group. During his tenure he filled several key roles including Global Head of Research, Co-Head of Third Party Portfolio Management, and Head of Investment Strategy. He also served as the Lead Portfolio Manager for over $45 billion of client assets across a range of insurance, retail, and institutional strategies and supervised portfolio teams managing an additional $30 billion. Prior to HIMCO Mr. Gray was a Managing Director and the Head of Credit Research at both Credit Suisse Asset Management and Deutsche Asset Management (New York); he also served as the Head of European Credit Research and a senior credit analyst at UBS Warburg Investment Bank in London. Mr. Gray holds a B.A. in English from Tufts University as well as the Chartered Financial Analyst (CFA) designation from The CFA Institute.
Mr. Wixon is a Managing Director and the Head of Equity for the J.P. Morgan Private Bank CIO Team, based in New York. He also is a member of the Wealth Management Global Investment Council. Mr. Wixon is responsible for coordinating the Private Bank CIO Team’s research and strategy efforts across global equity markets. Mr. Wixon joined J.P. Morgan in 2016 with 20 years of capital markets experience and brings substantial expertise in bottom-up, fundamental equity research and portfolio management. Previously, Mr. Wixon was a Portfolio Manager at McKinley Capital Management where he managed international equity strategies. Prior to joining McKinley, Mr. Wixon was a Senior Vice President and Portfolio Manager for Oppenheimer’s Global Equity Strategy where he co-managed a team of international sector analysts dedicated to a bottom-up, fundamental investment process. He was also a Managing Director at Rockefeller & Company where he co-managed global, international and U.S. equity strategies. Mr. Wixon began his career as a Japanese financial sector analyst at Nikko Salomon Smith Barney in Tokyo. Mr. Wixon holds a M.A. in International Affairs from Columbia University and a B.A. in International Relations, Political Science, Japanese Language and Literature and Asian Studies from the University of Wisconsin-Madison. Mr. Wixon holds the Chartered Financial Analyst (CFA) designation from The CFA Institute.
Mr. Cassese is a Managing Director and the Head of U.S. Equity for the J.P. Morgan Private Bank CIO Team, based in New York. Mr. Cassese is responsible for coordinating the Private Bank CIO Team’s research and strategy efforts across U.S. equity markets. Mr. Cassese joined J.P. Morgan in 2017 with 19 years of capital markets experience and brings substantial expertise in bottom-up, fundamental equity research and portfolio management. Previously, Mr. Cassese was a Portfolio Manager at BlackRock on the Equity Dividend team. Prior to joining BlackRock, he was a Senior Vice President and Portfolio Manager for Oppenheimer’s Paired Alpha Equity Strategy where he managed a team of analysts dedicated to a bottom-up, fundamental investment process. Mr. Cassese began his career as an equity analyst at T. Rowe Price in Baltimore. Mr. Cassese holds a B.A. in Economics from Duke University.
Mr. Eshleman is a Managing Director and the Head of Multi-Asset Portfolio Management for the International Private Bank and Head of Global Market Research on the J.P. Morgan Private Bank CIO Team, based in New York. In partnership with the Chief Investment Officer, he is responsible for the CIO Team’s global macroeconomic outlook and is the lead portfolio manager for International Private Bank multi-asset portfolios. Mr. Eshleman’s asset class expertise spans global equities, global fixed income, foreign exchange and alternatives. Mr. Eshleman has been at J.P. Morgan since 2008, spending his career specializing in global, multi-asset portfolio management. In addition to his primary focus on portfolio management and global research, he manages the team responsible for
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global CIO governance and communication. Previously, Mr. Eshleman was a member of the investment team on the firm’s Global Access Portfolios. Mr. Eshleman has been a member of the AWM-wide Long-Term Capital Markets Assumptions working group from 2021-present. He is a primary representative for the Wealth Management business on the working group. Mr. Eshleman is also a co-sponsor of the Global Markets Council, a global forum for establishing macroeconomic and asset class views across J.P. Morgan Wealth Management Investment Solutions. Mr. Eshleman received a Bachelor of Science Degree in Finance and International Business from The Pennsylvania State University.
Ms. Ferguson is a Managing Director and the Head of European Equity for J.P. Morgan Private Bank CIO team, based in London. Ms. Ferguson is responsible for coordinating the Private Bank CIO Team’s research and strategy efforts across European Equity markets. In this capacity, she works closely with the firm’s Portfolio Construction, Investment Strategy, and Risk Management teams to ensure European equity themes and investment positions held in client portfolios (including sector, capitalization, active and passive exposures) are underwritten and implemented using a disciplined, systematic asset class framework. Ms. Ferguson joined J.P. Morgan in 2018 with over 20 years of capital markets experience and brings substantial expertise in bottom up, fundamental European equity research and portfolio management. Previously, Ms. Ferguson was a European Equity Portfolio Manager for the sovereign wealth fund of Kuwait, the Kuwait Investment Office, for over 10 years. Ms. Ferguson started her career at BZW Investment Management as a European Equity Analyst. Ms. Ferguson holds a MSc in Economics from Glasgow University and a B. A. Hons in Philosophy, Politics and Economics from Oxford University.
Mr. Rosenblum is an Executive Director and Portfolio Manager on the U.S. Multi-Asset Portfolio Management team at J.P. Morgan Private Bank, based in New York. In this role, he is responsible for the development and management of multi-asset class core portfolios for clients of the U.S. Private Bank, J.P. Morgan Securities, and Chase Wealth Management, spanning a broad range of investment objectives, risk tolerances, and liquidity constraints. Mr. Rosenblum serves as a member of the U.S. Regional Investment Council and additionally as a Portfolio Manager for the J.P. Morgan Core Advisory Portfolio, Chase Strategic Portfolio, and the J.P. Morgan Personal Advisors Program. Mr. Rosenblum has held a number of positions during his tenure at J.P. Morgan Private Bank. He previously partnered with the Private Bank Chief Investment Officer to advance global strategic initiatives across investment strategy, portfolio construction, and analytics. From 2011 to 2015, he served as a Junior Portfolio Manager on the Global Access Investment Team, where he was responsible for the management of multi-asset class portfolios. Mr. Rosenblum joined J.P. Morgan Private Bank in 2007 as a member of the equity investor relations desk and subsequently helped establish the Client Portfolio Management Team for the Global Access Portfolios. Mr. Rosenblum holds a Master of Science in Finance and a Bachelor of Science in Finance from the Warrington College of Business at the University of Florida.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of shares of the Funds.
Sub-Advisers and Sub-Sub Advisers
The Adviser has entered into a sub-advisory agreement with each Sub-Adviser, as amended from time to time. Additionally, certain Sub-Advisers have entered into Sub-Sub-Advisory Agreements with certain Sub-Sub-Advisers. The Adviser compensates each Fund’s Sub-Advisers out of the investment advisory fees it receives from each Fund, and each Sub-Adviser compensates any Sub-Sub-Adviser it engages. As stated above, the Adviser has contractually agreed through at least April 30, 2027 to waive any management fees that exceed the aggregate management fees the Adviser is contractually required to pay the Fund’s Sub-Advisers. Each Sub-Adviser makes investment decisions for the assets it has been allocated to manage. The Adviser oversees the Sub-Advisers for compliance with each Fund’s investment objective, policies, strategies and restrictions, and monitors each Sub-Adviser’s adherence to its investment style. The Board supervises the Adviser, the Sub-Advisers and Sub-Sub-Advisers, establishes policies that they must follow in their management activities, and oversees the hiring, termination and replacement of Sub-Advisers and Sub-Sub-Advisers recommended by the Adviser.
In rendering investment advisory services to the Global Bond Fund and Credit Opportunities Fund, certain Sub-Advisers use the portfolio management, research and other resources of foreign (non-U.S.) affiliates that are not registered under the Investment Advisers Act of 1940, as amended, and provide services to the Global Bond Fund and Credit Opportunities Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.
A discussion of the basis the Board used in approving the investment Sub-Advisory Agreements and Sub-Sub-Advisory Agreements for each Fund is available in the financial statements and other information filed with the SEC on Form N-CSR (“Financial Statements and Other Information”) for the fiscal period ended June 30, 2025 which is available online at www.sixcirclesfunds.com.
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The following provides additional information about each Sub-Adviser and Sub-Sub-Adviser and the portfolio managers who are responsible for the day-to-day management of each Sub-Adviser’s and Sub-Sub-Adviser’s allocation. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of shares of the Funds.
Ultra Short Duration Fund
BlackRock
BlackRock, located at 50 Hudson Yards, New York, NY 10001, serves as a Sub-Adviser to the Fund under a Sub-Advisory Agreement with the Adviser on behalf of the Fund. BlackRock is registered as an investment adviser with the SEC and was founded in 1988. As of December 31, 2025, BlackRock and its affiliates had assets under management of approximately $14.041 trillion.
Portfolio Managers:
Akiva Dickstein, Scott MacLellan, Siddarth Mehta and Amanda Liu serve as portfolio managers to the Ultra Short Duration Fund.
Mr. Dickstein, Managing Director, is Head of Customized Multi-Sector, U.S. Short Duration and Co-Head of Global Inflation Linked Portfolios within BlackRock’s Fundamental Fixed Income group, and a member of the Global Fixed Income executive team. He is also a portfolio manager of BlackRock’s Core Bond, Low Duration Bond and BGF USD Short Duration Bond Funds and associated separate accounts. Prior to taking on his current responsibilities, Mr. Dickstein was the lead portfolio manager on BlackRock’s mortgage portfolios. Before joining BlackRock in 2009, Mr. Dickstein spent eight years at Merrill Lynch, where he served as Managing Director and head of the U.S. Rates & Structured Credit Research Group. He was responsible for the team that produced MBS, ABS, CMBS, Treasuries, swaps, and interest rate derivatives research. Mr. Dickstein’s publications on MBS strategy included the weekly Mortgage Investor as well as numerous lengthier articles on topics such as optimal loan modifications, the valuation of credit-sensitive MBS and ABS, and the pricing of mortgage derivatives, options, and pass-throughs. In addition, he developed Merrill’s prepayment models for fixed rate and hybrid MBS. Mr. Dickstein earned a BA degree in economics, summa cum laude, from Yale University in 1990, and an MA degree in physics from Princeton University in 1993.
Mr. MacLellan, CFA, Managing Director, is a portfolio manager in BlackRock’s Global Fixed Income Group. He is the co-portfolio manager of BlackRock’s Low Duration Bond Fund and the BGF USD Short Duration Bond Fund. As a lead portfolio manager on the USD short duration fixed income platform, he also focuses on managing multi-sector short duration portfolios and closed-end funds. Prior to assuming his current responsibilities in 2012, Mr. MacLellan was a member of the Global Client Group, covering Japanese clients. He also served as a product specialist for short duration fixed income products. Previously, Mr. MacLellan spent four years with Nomura BlackRock Asset Management (“NBAM”), a former joint venture between BlackRock and Nomura Asset Management Co., Ltd, in Tokyo as an account manager. Prior to joining NBAM in 2001, Mr. MacLellan spent a year in the Global Finance and Investment Department of IBJ Leasing in Tokyo. Mr. MacLellan earned a BS degree, with honors, in economics and international development studies from King’s College in 1997.
Mr. Mehta is a senior portfolio manager on BlackRock’s Customized Multi-Sector platform. He also serves as a voting member on a number of private capital investment committees, such as BlackRock’s Commercial Mortgage Loan Investment Committee and the Securitized Assets Investment Committee. Prior to taking on his current responsibilities, Mr. Mehta was a portfolio manager on BlackRock’s agency mortgage and securitized products portfolios. Mr. Mehta joined the Portfolio Management Group in 2008. From 2006 to 2008, Mr. Mehta was a member of BlackRock’s Risk and Quantitative Analytics Group, where he was responsible for supporting the mortgage team. Mr. Mehta began his investment career with BlackRock as an analyst in the Portfolio Analytics Group. Mr. Mehta is a member of the Mental Health Ambassador program, serving as a resource to colleagues on issues around mental health. Mr. Mehta earned a BS degree, magna cum laude, in electrical engineering from the University of Michigan in 2005.
Ms. Liu, CFA, Director, is a senior portfolio manager overseeing the investment strategies for US Short Duration and Custom Core multi-sector mandates, serving as the co-head of the Customized Core separately managed account (“SMA”) business. Ms. Liu is a named Portfolio Manager on the BlackRock Low Duration Bond Fund, iShares Short Duration Bond Active ETF and BGF US Dollar Short Duration Bond Fund. In her current role, Ms. Liu’s main responsibilities include risk budgeting, asset allocation and portfolio optimization for more than 100 SMAs across the short duration and custom core platform, and overseeing the day-to-day management of the various portfolios, particularly around liquidity needs and gain/loss provisions. Prior to her current role in 2015, Ms. Liu was a key member of the Portfolio Analytics Group, where she led the rollout of Aladdin risk models and analytical tools to clients, significantly enhancing their risk management capabilities. Prior to joining BlackRock in 2010, Ms. Liu was an investment accountant at Principal Financial Group. Ms. Liu earned a MA in Accounting at Iowa State University in 2008, and earned a BA degree from Peking University, China.
PIMCO
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PIMCO, located at 650 Newport Center Drive, Newport Beach, California 92660, serves as a Sub-Adviser to the Fund under a Sub-Advisory Agreement with the Adviser on behalf of the Fund. PIMCO is registered as an investment adviser with the SEC and was founded in 1971. As of December 31, 2025, PIMCO had assets under management of approximately $2.26 trillion.
Portfolio Managers:
Jerome Schneider and Nathan Chiaverini serve as portfolio managers to the Ultra Short Duration Fund.
Mr. Schneider is a managing director in the Newport Beach office and leader of short-term portfolio management and funding. Morningstar named him Outstanding Fixed Income Portfolio Manager for 2026 and Fixed-Income Fund Manager of the Year (U.S.) for 2015. Prior to joining PIMCO in 2008, Mr. Schneider was a senior managing director with Bear Stearns. There he most recently specialized in credit and mortgage-related funding transactions and helped develop one of the first “repo” conduit financing companies. Additionally, during his tenure at Bear Stearns he held various positions on the municipal and fixed income derivatives trading desks. He has 30 years of investment experience and holds an undergraduate degree in economics and international relations from the University of Pennsylvania and an MBA from the Stern School of Business at New York University.
Mr. Chiaverini is a senior vice president and portfolio manager on the short-term desk in the Newport Beach office. Prior to joining PIMCO in 2012, he was a vice president and portfolio manager at BlackRock, focusing on institutional multi-sector portfolios. Prior to this, he held trading and strategy research positions within interest rate derivatives and mortgage-backed securities at Barclays Capital. He has 22 years of investment experience and holds a bachelor's degree in economics and history from the University of Colorado and an MBA in analytic finance and economics from the University of Chicago Booth School of Business.
Tax Aware Intermediate Duration Fund
Insight
Insight is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation and is registered in the United States with the Securities and Exchange Commission (“SEC”) as an investment adviser, and serves as a Sub-Adviser to the Fund under a Sub-Advisory Agreement with the Adviser on behalf of the Fund. Insight is part of the group of affiliated companies providing investment advisory services under the brand name “Insight Investment” or “Insight.” Insight’s principal office is located at 200 Park Avenue, New York, New York 10166. As of December 31, 2025, Insight managed approximately $164 billion of assets.
Portfolio Managers:
Jeffrey Burger, CFA, Director and Senior Portfolio Manager, Daniel Marques, CFA, Director and Senior Portfolio Manager, and Mary Collette O’Brien, CFA, Senior Portfolio Manager serve as portfolio managers to the Tax Aware Intermediate Duration Fund.
Mr. Burger joined Insight in September 2021 as a senior portfolio manager following the transition of Mellon Investments’ fixed income strategies to Insight. He has been in the investment industry since 1998 and joined Mellon Investments in 2009. He is responsible for managing U.S. municipal bond strategies for institutional, high net worth and mutual fund clients, including international clients. Previously, Mr. Burger worked at Columbia Management as a portfolio manager and senior research analyst and at Fitch Ratings as a senior-level analyst. Mr. Burger was elected to the Society of Municipal Analysts in 2019 and is a former chairman and member of the executive committee for the National Federation of Municipal Analysts. He is also a past president of the Boston Municipal Analysts Forum. Mr. Burger earned an MPA from the Maxwell School of Citizenship and Public Affairs at Syracuse University and a BA degree, cum laude, in Policy Studies and Public Relations from Syracuse University. He is a CFA charterholder and is a member of the CFA Institute.
Mr. Marques joined Insight in September 2021 following the transition of Mellon Investments’ fixed income strategies to Insight. He has been in the investment industry since 1992 and joined Mellon Investments in 2000. He is a senior portfolio manager for U.S. municipal bond strategies. He is responsible for managing U.S. Municipal Bond portfolios for institutional, high net worth and mutual fund clients. Mr. Marques is also a leader of sustainability and ESG integration for U.S. Municipal Bond portfolios and a lead portfolio manager for the U.S. Municipal ESG strategy. He also provides municipal market analysis and performance attribution commentary for the team. Mr. Marques served as an investment research manager at Citizens Bank before joining Mellon Investments. He earned an MBA from Nichols College and a BS from the University of Massachusetts. He is a CFA charterholder and is a member of the CFA Institute.
Ms. O’Brien is a Senior Portfolio Manager at Insight, specializing in tax-exempt fixed-income portfolios and mutual funds. Her primary responsibilities include managing sensitive SMAs and state-specific and general market tax-exempt fixed-income portfolios. Additionally, she co-manages several mutual funds, including the National Bond, National Short, and Massachusetts Intermediate Fund. She also oversees several tax-exempt portfolio managers, focusing on implementation and risk management. Ms. O’Brien joined Insight in 2025 as part of the BNY Wealth Team acquisition. With over 38 years of investment experience, including 30 years at Bank of New York, Ms. O’Brien has held key roles such as portfolio manager at Neuberger Berman and Marinvest Inc., a division of Hong Kong & Shanghai Bank. Ms. O’Brien earned a BS from Fairfield University and is a CFA charterholder.
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PIMCO
PIMCO, located at 650 Newport Center Drive, Newport Beach, California 92660, serves as a Sub-Adviser to the Fund under a Sub-Advisory Agreement with the Adviser on behalf of the Fund. PIMCO is registered as an investment adviser with the SEC and was founded in 1971. As of December 31, 2025, PIMCO had assets under management of approximately $2.26 trillion.
Portfolio Managers:
David Hammer and Kyle Christine serve as portfolio managers to the Tax Aware Intermediate Duration Fund.
Mr. Hammer is a managing director in the Newport Beach office and leads municipal bond portfolio management, with oversight of the firm’s municipal investment grade, high yield, taxable, and separately managed accounts. He is the lead portfolio manager on PIMCO’s municipal bond fund complex, including investment grade, high yield, state-specific, closed-end funds, and interval fund. Prior to rejoining PIMCO in 2015, he was a managing director at Morgan Stanley, where he was head of municipal trading, risk management, and research. He has 23 years of investment experience and holds an undergraduate degree from Syracuse University.
Mr. Christine is a executive vice president and municipal bond portfolio manager in the Newport Beach office. He is a portfolio manager on PIMCO’s municipal bond fund complex, including investment grade, high yield, state-specific, closed-end funds, and interval funds. He is also a member of the insurance solutions team for multi-asset insurance accounts and has previously served as a rotating member of PIMCO’s Americas portfolio committee. Prior to joining PIMCO in 2017, he was an institutional high yield and taxable municipal bond trader at Morgan Stanley. He has 12 years of investment and financial services experience and holds an undergraduate degree from Union College (NY).
U.S. Unconstrained Equity Fund and International Unconstrained Equity Fund
BlackRock
BlackRock, located at 50 Hudson Yards, New York, NY 10001, serves as the Sub-Adviser to the Funds under a Sub-Advisory Agreement with the Adviser on behalf of the Funds. BlackRock is registered as an investment adviser with the SEC and was founded in 1988. As of December 31, 2025, BlackRock and its affiliates had assets under management of approximately $14.041 trillion.
Portfolio Managers:
Jennifer Hsui, CFA, Peter Sietsema, CFA, Matt Waldron and Steven White serve as portfolio managers to the U.S. Unconstrained Equity Fund and the International Unconstrained Equity Fund.
Jennifer Hsui, CFA, Managing Director, is Chief Investment Officer for Global Portfolio Management within BlackRock’s EII team. She is responsible for overseeing investment strategies in iShares ETFs and Institutional Index Equity products. Ms. Hsui’s service with BlackRock dates back to 2006, including her years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. Prior to her current role, Ms. Hsui was a senior portfolio manager and led the Emerging Markets Portfolio Management teams in the Americas within EII. At BGI, she led the team responsible for the domestic institutional equity index funds. Prior to joining BGI, she worked as an equity research analyst covering the medical devices industry at RBC Capital Markets. Ms. Hsui earned a BS degree in economics and biology from the University of California, Berkeley.
Peter Sietsema, CFA, Director, is a member of BlackRock’s Index Equity Portfolio Management Group. He is responsible for the Sub-Advised vehicles. Mr. Sietsema was previously responsible for the management of a broad range of US equity portfolios. Mr. Sietsema’s service with the firm dates back to 2007, including his years with BGI, which merged with BlackRock in 2009. At BGI, he was a portfolio manager within the US Index Portfolio Management group in San Francisco. Mr. Sietsema began his career as Senior Manager of Alternative Investments at State Street. Mr. Sietsema earned a BS degree in business administration from California State University, Sacramento, in 2000.
Matt Waldron, CFA, Managing Director, is US Head of International Portfolio Management within BlackRock Global Markets & Index Investments (“BGM”). He is responsible for the management of ETFs, sub-advised, and institutional pooled & separate accounts that are predominantly invested in developed and emerging markets. Mr. Waldron’s service with the firm dates back to 2003. Prior to his current role, Mr. Waldron was a portfolio manager in BlackRock’s Multi Asset Client Solutions Group ("BMACS"), where he was responsible for the management of asset allocation portfolios for Institutional and HNW clients. Prior to joining BlackRock in 2003, Mr. Waldron was a research analyst at Monarch Capital Holdings LLC, an event-driven, long-short hedge fund. Mr. Waldron earned a BA degree in finance from the University of Delaware.
Steven White, Director, is Head of the Active Risk Index ETF team in the Americas, and co-CIO for Index Equity Investments within BGM. He is responsible for all complex, alternatively-weighted equity index ETFs. As co-CIO, he is responsible for leading efforts to drive scaled investment decisions across the global index equity book, resulting in consistent, risk managed investment outcomes for clients. He leads oversight of investment risk, performance oversight and equity index provider engagement. Mr. White is a member of the Index Equity Leadership Team. Mr. White’s service with the firm began in 2011. Prior to his current role, he was a Senior
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Portfolio Manager responsible for managing institutional mandates, mutual funds and iShares ETFs. He has held several other roles within the firm, including sales and index research. Prior to BlackRock, Mr. White worked at Merrill Lynch. Mr. White earned a bachelor’s degree in economics and MBA from San Diego State University.
Global Bond Fund
BlackRock, BIL and BSL
BlackRock, located at 50 Hudson Yards, New York, NY 10001, serves as a Sub-Adviser to the Fund under a Sub-Advisory Agreement with the Adviser on behalf of the Fund. BlackRock is registered as an investment adviser with the SEC and was founded in 1988. BIL, located at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom, serves as Sub-Sub-Adviser to the Global Bond Fund under a sub-sub-advisory agreement with BlackRock. BIL is registered as an investment adviser with the SEC and was organized in 1995. BSL, located at 20 Anson Road #18-01, 079912 Singapore, serves as Sub-Sub-Adviser to the Global Bond Fund under a Sub-Sub-Advisory Agreement with BlackRock. BSL is registered as an investment adviser with the SEC and was organized in 2000. As of December 31, 2025, BlackRock and its affiliates had assets under management of approximately $14.041 trillion.
Portfolio Managers:
Scott Radell and Vish Acharya serve as portfolio managers to the Global Bond Fund.
Mr. Radell, Managing Director, is a senior portfolio manager and Co-Head of BlackRock’s Systematic Fixed Income (“SFI”) portfolio management team. He is responsible for active investments across mutual funds, institutional portfolios and ETFs, and is a member of the Global Systematic Fixed Income Executive Committee. Mr. Radell’s service with the firm dates back to 2003, including his years with Barclays Global Investors ("BGI"), which merged with BlackRock in 2009. Prior to his current role, Mr. Radell was Head of San Francisco Index & Active Portfolio Management, responsible for the management and oversight of all the Americas Index, iShares, and systematic based active fixed income funds. Mr. Radell started his tenure at BGI in credit research with portfolio manager responsible for BGI’s active long-only and long/short portfolios. Prior to joining BGI, Mr. Radell served as an analyst for corporate bonds and commercial mortgage backed securities for Morgan Stanley Investment Management. Mr. Radell began his career as a fixed income client service and mortgage analyst at BARRA. Mr. Radell earned a BA degree in quantitative economics and decision sciences from the University of California at San Diego in 1992.
Mr. Acharya, Director, is a portfolio manager and member of BlackRock’s Systematic Fixed Income ("SFI") team. He is responsible for generating alpha through stock selection across EM and Global rates strategies, as well as supporting rates research. Mr. Acharya’s service with the firm dates back to 2007. Prior to moving to his current role, Mr. Acharya was Head of Global Rates, responsible for Systematic and Index Rates strategies across ETFs and SEG mandates. He also headed the AxJ FI Index team between 2013 to 2019 managing Asian Credit and Rates products. From 2010 to 2013, he managed and traded tax-exempt funds. He has also worked in BlackRock’s Risk & Quantitative Analysis Group. He began his career with Oracle as a software engineer. Mr. Acharya earned a Bachelor of Engineering degree in computer science from the Maharashtra Institute of Technology, a Master’s degree in electrical engineering and computer science, specializing in Artificial Intelligence from the University of Toledo and an MBA from Cornell University. Mr. Acharya co-authored “Fuzzy Inference System for PIOPED-Compliant Diagnosis of Pulmonary Embolism” (ANNIE 2000).
PIMCO
PIMCO, located at 650 Newport Center Drive, Newport Beach, California 92660, serves as a Sub-Adviser to the Fund under a Sub-Advisory Agreement with the Adviser on behalf of the Fund. PIMCO is registered as an investment adviser with the SEC and was founded in 1971. As of December 31, 2025, PIMCO had assets under management of approximately $2.26 trillion.
Portfolio Managers:
Daniel H. Hyman and Munish Gupta serve as portfolio managers to the Global Bond Fund.
Mr. Hyman is a managing director and leads the agency mortgage portfolio management team in the Newport Beach office. He is the lead portfolio manager on PIMCO’s Ginnie Mae and Mortgage Opportunities strategies. Mr. Hyman and team have been recognized by Lipper for their long-term performance on both of these flagship mortgage strategies. Prior to joining PIMCO in 2008, Mr. Hyman was a vice president at Credit Suisse, where he traded agency pass-throughs. He has 23 years of investment experience and holds an undergraduate degree from Lehigh University.
Mr. Gupta is an executive vice president and portfolio manager in the Newport Beach office, focusing on agency mortgage-backed securities and structured products. Prior to joining PIMCO in 2018, he was a founding member and senior portfolio manager at Nara Capital. Previously, he was a managing director at Structured Portfolio Management ("SPM") and held research and portfolio strategy positions at various buy-side firms. He has 19 years of investment experience and holds master’s degrees in electrical engineering
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from the University of Cincinnati and in quantitative and computational finance from the Georgia Institute of Technology. He received his undergraduate degree from the Thapar Institute of Engineering and Technology in India.
PGIM and PGIML
PGIM, an indirect, wholly-owned subsidiary of Prudential Financial, Inc, located at 655 Broad Street, 8th Floor, Newark, NJ 07102, serves as a Sub-Adviser to the Fund under a Sub-Advisory Agreement with the Adviser on behalf of the Fund. PGIM is registered as an investment adviser with the SEC and was organized in 1984. As of December 31, 2025, PGIM had assets under management of approximately $1.47 trillion. PGIML, located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR, serves as Sub-Sub-Adviser to the Global Bond Fund under a Sub-Sub-Advisory Agreement with PGIM. PGIML is registered as an investment adviser with the SEC and was established in 1999. As of December 31, 2025, PGIML had assets under management of approximately $68 billion.
Portfolio Managers:
Edward Farley, Robert Tipp, Matthew Angelucci and David Del Vecchio serve as portfolio managers to the Global Bond Fund.
Edward Farley is a Managing Director and Head of PGIM Credit's European Investment Grade Corporate Bond Team, based in London. He is also senior portfolio manager for the Global Corporate Strategy. Mr. Farley is responsible for managing global and Euro-denominated investment grade corporate bond portfolios. Before joining the Firm in 2007, he was a portfolio manager/team leader at Gordian Knot, where he managed and oversaw corporate and financial investments for a corporate bond fund and a credit derivatives fund. Previously, Mr. Farley was an assistant manager at PricewaterhouseCoopers in the banking and capital markets division. He received a BA with honors in Economics and Politics at the University of Newcastle-Upon Tyne. Mr. Farley is a member of the Institute of Chartered Accountants in England and Wales ("ACA").
Robert Tipp, CFA is a Managing Director, Chief Investment Strategist, and PGIM Credit's Head of Global Bonds. Mr. Tipp is also one of the Co-Heads on the Multi-Sector Team at PGIM. Mr. Tipp has worked at the Firm since 1991, where he has held a variety of senior investment manager and strategist roles. Prior to joining the firm, he was a Director in the Portfolio Strategies Group at the First Boston Corporation, where he developed, marketed, and implemented strategic portfolio products for money managers. Before that, Mr. Tipp was a Senior Staff Analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a B.S. in Business Administration and an MBA from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst ("CFA") designation.
Matthew Angelucci, CFA is a Managing Director and senior portfolio manager on PGIM Credit's Multi-Sector Team responsible for Global Bond Strategies. Mr. Angelucci specializes in global interest rates, country and sector allocation, ETFs and derivatives. Prior to assuming his current position, he was an analyst in the Portfolio Analysis Group. Mr. Angelucci joined the Firm in 2005. He received a B.S. in Corporate Finance and Accounting from Bentley University. Mr. Angelucci holds the Chartered Financial Analyst ("CFA") designation.
David Del Vecchio is a Managing Director and Co-Head of PGIM Credit's U.S. Investment Grade Corporate Bond Team. Mr. Del Vecchio is responsible for day-to-day decisions for the U.S. Investment Grade Corporate bond portfolios and U.S. corporate relative value decisions. Mr. Del Vecchio is focused on short, intermediate and across the curve corporate strategies as well as corporate security selection in multi-sector and LDI strategies. Previously, he was a U.S. Investment Grade Corporate portfolio manager at the Firm. Prior to that, Mr. Del Vecchio was a taxable money markets portfolio manager for the Money Markets Group, responsible for managing proprietary fixed income accounts, as well as the securities lending portfolios. Prior to joining the Money Markets Group in 2000, he was responsible for the lending/repurchase agreements of U.S. government, agency, and STRIP securities in the Firm’s Securities Lending Group. Mr. Del Vecchio joined the Firm in 1995. He received a B.S. in Business Administration with a specialization in Finance from The College of New Jersey, and an MBA in Finance from New York University.
Tax Aware Bond Fund
Capital
Capital, located at 333 S. Hope Street, Los Angeles, CA 90071, serves as a Sub-Adviser to the Fund under a Sub-Advisory Agreement with the Adviser on behalf of the Fund. Capital, incorporated in California in 1987, is a wholly-owned subsidiary of Capital Group International, Inc., which is owned by Capital Research and Management Company, a wholly-owned subsidiary of The Capital Group Companies, Inc. (“Capital Group”). Capital is registered as an investment adviser with the SEC. As of December 31, 2025, Capital had approximately $42.9 billion in assets under management.
Portfolio Managers:
Mark Marinella, Courtney Wolf, Vikas Malhotra and Lee Chu serve as portfolio managers to the Tax Aware Bond Fund.
Mr. Marinella is a Partner at Capital Fixed Income Investors, a division of an affiliate of Capital and is a fixed income portfolio manager at Capital Group. He has 39 years of investment industry experience and has been with Capital Group for 13 years.
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Ms. Wolf is a Partner at Capital Fixed Income Investors, a division of an affiliate of Capital and is also Secretary of the Capital Fixed Income Investors Investment Coordinating Group. She has 20 years of investment experience, all with Capital Group.
Mr. Malhotra is a Partner at Capital Fixed Income Investors, a division of an affiliate of Capital and is a fixed income portfolio manager at Capital Group. He has 14 years of investment experience and has been with Capital Group for 9 years.
Ms. Chu is a Partner at Capital Fixed Income Investors, a division of an affiliate of Capital and is a fixed income portfolio manager at Capital Group with research responsibility for municipals, specifically the state and local government and tribal gaming sectors. She has 17 years of investment experience, all with Capital Group.
Nuveen
Nuveen, located at 333 W Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Fund under a Sub-Advisory Agreement with the Adviser on behalf of the Fund. Nuveen is registered as an investment adviser with the SEC, succeeds an investment advisory business established in 1989, and is part of a company that traces its roots back to 1898. As of December 31, 2025, Nuveen had assets under management of approximately $300.5 billion. Nuveen is part of the asset management division of TIAA.
Portfolio Managers:
Stephen J. Candido, CFA and Paul L. Brennan, CFA serve as portfolio managers to the Tax Aware Bond Fund.
Mr. Candido, Managing Director, is a portfolio manager for the municipal fixed income team at Nuveen Asset Management. Mr. Candido started working in the investment industry in 1996 when he joined the firm’s unit trust division. Prior to his current role, he was a vice president and senior research analyst specializing in high yield sectors including land secured credits, project finance and housing. Mr. Candido was also an Assistant Vice President for Nuveen’s Global Structured Products team beginning in 2005. He also served as the manager of the fixed income unit trust product management and pricing group starting in 2001 and prior to that held positions as an equity research analyst and fixed income pricing analyst. Mr. Candido graduated with a B.S. in Finance from Miami University and an M.B.A., with honors and Beta Gamma Sigma, in Finance from the University of Illinois at Chicago. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of Chicago.
Mr. Brennan manages a number of tax-exempt fixed income portfolios at Nuveen. He also oversees several national and state-specific municipal closed-end funds. He began his career in the investment industry in 1991 as a municipal credit analyst for Flagship Financial before becoming a portfolio manager in 1994. Mr. Brennan joined the firm in 1997 when the firm acquired Flagship Financial. Previously, he audited mutual funds and investment advisors as a member of Deloitte & Touche’s audit group. Mr. Brennan graduated with a B.S. in Accountancy and Finance from Wright State University. He also holds the CFA designation and is a member of the CFA Institute. In addition, Mr. Brennan is a registered CPA (inactive) in the state of Ohio and a member of the American Institute of Certified Public Accountants.
Allspring
Allspring, located at 1415 Vantage Park Drive, Charlotte, North Carolina, 28203, serves as a Sub-Adviser to the Fund under a Sub-Advisory Agreement with the Adviser on behalf of the Fund. Allspring is registered as an investment adviser with the SEC and its predecessor was incorporated in 1981 as First Interstate Investment Services, and was established as Allspring in 2021. Allspring is a wholly-owned subsidiary of Allspring Global Investment Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. As of December 31, 2025, Allspring had assets under management of approximately $469.76 billion.
Portfolio Managers:
Robert Miller, Nicholos Venditti, CFA and Adrian Van Poppel serve as portfolio managers to the Tax Aware Bond Fund.
Mr. Miller joined Allspring from its predecessor in 2008, where he currently serves as a Senior Portfolio Manager with the Municipal Fixed-Income team.
Mr. Venditti joined Allspring from its predecessor in 2020, where he currently serves as a Senior Portfolio Manager and the head of the Municipal Fixed-Income team. Before joining Allspring’s predecessor in 2020, he spent 10 years at Thornburg Investment Management, most recently as a senior portfolio manager and head of the Municipal Bond Group.
Mr. Van Poppel joined Allspring from its predecessor in 1997, where he currently serves as a Senior Portfolio Manager with the Municipal Fixed-Income team.
BlackRock
BlackRock, located at 50 Hudson Yards, New York, NY 10001, serves as a Sub-Adviser to the Fund under a Sub-Advisory Agreement with the Adviser on behalf of the Fund. BlackRock is registered as an investment adviser with the SEC and was founded in 1988. As of December 31, 2025, BlackRock and its affiliates had assets under management of approximately $14.041 trillion.
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Portfolio Managers:
Scott Radell and Vish Acharya serve as portfolio managers to the Six Circles Tax Aware Bond Fund.
Mr. Radell, Managing Director, is a senior portfolio manager and Co-Head of BlackRock’s Systematic Fixed Income (“SFI”) portfolio management team. He is responsible for active investments across mutual funds, institutional portfolios and ETFs, and is a member of the Global Systematic Fixed Income Executive Committee. Mr. Radell’s service with the firm dates back to 2003, including his years with Barclays Global Investors ("BGI"), which merged with BlackRock in 2009. Prior to his current role, Mr. Radell was Head of San Francisco Index & Active Portfolio Management, responsible for the management and oversight of all the Americas Index, iShares, and systematic based active fixed income funds. Mr. Radell started his tenure at BGI in credit research with portfolio manager responsible for BGI’s active long-only and long/short portfolios. Prior to joining BGI, Mr. Radell served as an analyst for corporate bonds and commercial mortgage backed securities for Morgan Stanley Investment Management. Mr. Radell began his career as a fixed income client service and mortgage analyst at BARRA. Mr. Radell earned a BA degree in quantitative economics and decision sciences from the University of California at San Diego in 1992.
Mr. Acharya, Director, is a portfolio manager and member of BlackRock’s Systematic Fixed Income ("SFI") team. He is responsible for generating alpha through stock selection across EM and Global rates strategies, as well as supporting rates research. Mr. Acharya’s service with the firm dates back to 2007. Prior to moving to his current role, Mr. Acharya was Head of Global Rates, responsible for Systematic and Index Rates strategies across ETFs and SEG mandates. He also headed the AxJ FI Index team between 2013 to 2019 managing Asian Credit and Rates products. From 2010 to 2013, he managed and traded tax-exempt funds. He has also worked in BlackRock’s Risk & Quantitative Analysis Group. He began his career with Oracle as a software engineer. Mr. Acharya earned a Bachelor of Engineering degree in computer science from the Maharashtra Institute of Technology, a Master’s degree in electrical engineering and computer science, specializing in Artificial Intelligence from the University of Toledo and an MBA from Cornell University. Mr. Acharya co-authored “Fuzzy Inference System for PIOPED-Compliant Diagnosis of Pulmonary Embolism” (ANNIE 2000).
Credit Opportunities Fund
BlackRock and BIL – High Yield
BlackRock, located at 50 Hudson Yards, New York, NY 10001, serves as a Sub-Adviser to the Fund under a Sub-Advisory Agreement with the Adviser on behalf of the Fund. BlackRock is registered as an investment adviser with the SEC and was founded in 1988. BIL, located at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom, serves as Sub-Sub-Adviser to the Fund under a Sub-Sub-Advisory Agreement with BlackRock. BIL is registered as an investment adviser with the SEC and was organized in 1995. As of December 31, 2025, BlackRock and its affiliates had assets under management of approximately $14.041 trillion.
Portfolio Managers:
The High Yield sleeve of the Credit Opportunities Fund will be managed by the Leveraged Finance Team. Mitchell Garfin, CFA, and David Delbos are the named portfolio managers and jointly and primarily responsible for setting the Credit Opportunities Fund’s overall investment strategy for its respective sleeve.
Mitchell S. Garfin, CFA, Managing Director, is Co-Head of US Leveraged Finance within BlackRock’s Global Credit Platform. He is responsible for managing high yield strategies and also has oversight responsibility for the platform’s leveraged loan strategies. Mr. Garfin’s tenure with the firm dates back to 1997 when he joined as an Analyst. In 2005, Mr. Garfin transitioned to a portfolio management role with the investment grade credit team where he was responsible for sector positioning and trading within the commodities and basic materials sectors. Since 2007, Mr. Garfin has been a portfolio manager with the high yield credit team, and he assumed his current, senior responsibilities in 2014. Mr. Garfin currently serves as Head of the Global Credit Human Capital Committee. Mr. Garfin earned a bachelor’s degree, with distinction, in Finance from the University of Michigan in 1997 and an MBA degree in Finance and Economics from New York University in 2005.
David Delbos, Managing Director, is Co-Head of US Leveraged Finance within BlackRock’s Global Credit Platform. He is responsible for managing high yield strategies and also has oversight responsibility for the platform’s leveraged loan strategies. Mr. Delbos’ tenure with the firm dates back to 2002. He spent ten years as a credit research analyst in the US Leveraged Finance group where he was responsible for providing investment recommendations on companies in the consumer cyclicals, retail, industrials, services and packaging sectors. In 2012, Mr. Delbos transitioned to a relative value portfolio management role, also within the US Leveraged Finance group, where he looked across all industries. Additionally, Mr. Delbos worked alongside BlackRock Global Credit’s Chief Investment Officer in managing the liquid credit sleeves of several BlackRock-managed hedge funds. He assumed his current, senior responsibilities in 2014. Mr. Delbos began his career in 2000 as an analyst in the mergers & acquisitions investment banking division of Deutsche Bank Securities Inc. Mr. Delbos earned a bachelor’s degree in History from Tufts University in 2000.
BlackRock – Passive Treasury
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BlackRock, located at 50 Hudson Yards, New York, NY 10001, serves as a Sub-Adviser to the Fund under a Sub-Advisory Agreement with the Adviser on behalf of the Fund. BlackRock is registered as an investment adviser with the SEC and was founded in 1988. As of December 31, 2025, BlackRock and its affiliates had assets under management of approximately $14.041 trillion.
Portfolio Managers:
Scott Radell and Vish Acharya serve as the portfolio managers to the Passive Treasury sleeve of the Credit Opportunities Fund.
Mr. Radell, Managing Director, is a senior portfolio manager and Co-Head of BlackRock’s Systematic Fixed Income (“SFI”) portfolio management team. He is responsible for active investments across mutual funds, institutional portfolios and ETFs, and is a member of the Global Systematic Fixed Income Executive Committee. Mr. Radell’s service with the firm dates back to 2003, including his years with Barclays Global Investors ("BGI"), which merged with BlackRock in 2009. Prior to his current role, Mr. Radell was Head of San Francisco Index & Active Portfolio Management, responsible for the management and oversight of all the Americas Index, iShares, and systematic based active fixed income funds. Mr. Radell started his tenure at BGI in credit research with portfolio manager responsible for BGI’s active long-only and long/short portfolios. Prior to joining BGI, Mr. Radell served as an analyst for corporate bonds and commercial mortgage backed Securities for Morgan Stanley Investment Management. Mr. Radell began his career as a fixed income client service and mortgage analyst at BARRA. Mr. Radell earned a BA degree in quantitative economics and decision sciences from the University of California at San Diego in 1992.
Mr. Acharya, Director, is a portfolio manager and member of BlackRock’s Systematic Fixed Income ("SFI") team. He is responsible for generating alpha through stock selection across EM and Global rates strategies, as well as supporting rates research. Mr. Acharya’s service with the firm dates back to 2007. Prior to moving to his current role, Mr. Acharya was Head of Global Rates, responsible for Systematic and Index Rates strategies across ETFs and SEG mandates. He also headed the AxJ FI Index team between 2013 to 2019 managing Asian Credit and Rates products. From 2010 to 2013, he managed and traded tax-exempt funds. He has also worked in BlackRock’s Risk & Quantitative Analysis Group. He began his career with Oracle as a software engineer. Mr. Acharya earned a Bachelor of Engineering degree in computer science from the Maharashtra Institute of Technology, a Master’s degree in electrical engineering and computer science, specializing in Artificial Intelligence from the University of Toledo and an MBA from Cornell University. Mr. Acharya co-authored “Fuzzy Inference System for PIOPED-Compliant Diagnosis of Pulmonary Embolism” (ANNIE 2000).
PGIM and PGIML
PGIM, an indirect, wholly-owned subsidiary of Prudential Financial, Inc, located at 655 Broad Street, 8th Floor, Newark, NJ 07102, serves as a Sub-Adviser to the Fund under a Sub-Advisory Agreement with the Adviser on behalf of the Fund. PGIM is registered as an investment adviser with the SEC and was organized in 1984. As of December 31, 2025, PGIM had assets under management of approximately $ 1.47 trillion. PGIML, located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR, serves as Sub-Sub-Adviser to the Fund under a Sub-Sub-Advisory Agreement with PGIM. PGIML is registered as an investment adviser with the SEC and was established in 1999. As of December 31, 2025, PGIML had assets under management of approximately $68 billion.
Portfolio Managers:
Robert Cignarella, CFA, Brian Clapp, CFA, Robert Spano, CFA, CPA, Michael Gormally and Brian Lalli serve as portfolio managers to the Credit Opportunities Fund.
Robert Cignarella, CFA is a Managing Director and Head of PGIM Credit's U.S. High Yield. Mr. Cignarella is also the Co-Head of the Global High Yield Strategy. Prior to joining the Firm in 2014, Mr. Cignarella was a managing director and co-head of high yield and bank loans at Goldman Sachs Asset Management. He also held positions as a high yield portfolio manager and a high yield and investment grade credit analyst. Earlier, he was a financial analyst in the investment banking division of Salomon Brothers. Mr. Cignarella received an MBA from the University of Chicago, and a bachelor’s degree in operations research and industrial engineering from Cornell University. He holds the Chartered Financial Analyst ("CFA") designation.
Brian Clapp, CFA is an Executive Director and a high yield portfolio manager for PGIM Credit's U.S. High Yield Team. Mr. Clapp was previously a senior high yield credit analyst on the Credit Research team. He joined the Firm in 2006 from Muzinich & Co. While there, Mr. Clapp held several positions, including portfolio manager for a high yield bond-based hedge fund, hedge fund credit analyst, and credit analyst covering the chemical, industrial, and transportation sectors. Earlier at Triton Partners, an institutional high yield fund manager, Mr. Clapp was a credit analyst covering the metals and mining, healthcare, homebuilding, building products and transportation sectors. He received a B.S. in Finance from Bryant College, an MS in Computational Finance, and an MBA from Carnegie Mellon. Mr. Clapp holds the Chartered Financial Analyst ("CFA") designation.
Robert Spano, CFA, CPA, is a Managing Director and a high yield portfolio manager for PGIM Credit's U.S. High Yield Bond Team. Prior to assuming his current position in 2007, Mr. Spano was a high yield credit analyst for 10 years in the Credit Research Group, covering the health, lodging, consumer, gaming, restaurants, and chemical industries. Earlier, he worked as an investment analyst in the Project Finance Unit of the Firm’s private placement group. Mr. Spano also held positions in the internal audit and risk management
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units of Prudential Securities. He received a B.S. in Accounting from the University of Delaware and an MBA from New York University. Mr. Spano holds the Chartered Financial Analyst ("CFA") and Certified Public Accountant ("CPA") designations.
Michael Gormally is an Executive Director and portfolio manager and trader for PGIM Credit's U.S. High Yield Bond Team. Previously, he was an Analyst in the Portfolio Analysis Group, where he managed a team of portfolio analysts dedicated to High Yield. He was responsible for the monitoring of daily risk and positioning, along with the implementation of portfolio management trading tools and performance attribution models. Before joining the Firm in 2014, Mr. Gormally was a credit analyst at BNY Mellon. Mr. Gormally received a BA in Economics from Johns Hopkins University and an MBA from the University of Notre Dame.
Brian Lalli is an Executive Director and portfolio manager for PGIM Credit's U.S. High Yield Bond Team. Previously, Mr. Lalli was a credit analyst for PGIM’s U.S. Leveraged Finance Credit Research team. Prior to joining the Firm in 2020, Mr. Lalli was a Director at Barclays, covering several high yield and investment grades sectors as a senior credit analyst since 2010. Mr. Lalli received a B.S. in Business and Technology and a minor in Economics from Stevens Institute of Technology.
Lord Abbett
Lord Abbett, located at 30 Hudson Street, Jersey City, NJ 07302, serves as a Sub-Adviser to the Fund under a Sub-Advisory Agreement with the Adviser on behalf of the Fund. Lord Abbett is registered as an investment adviser with the SEC and was founded in 1929. Lord Abbett manages approximately $247.4 billion in assets as of December 31, 2025 across mutual funds, undertaking for collective investment in transferable securities (“UCITS”) funds, separate accounts, Collective Investment Trusts, and other commingled products.
Portfolio Managers:
Andrew H. O’Brien, Robert A. Lee, Steven F. Rocco, CFA, Adam C. Castle, CFA, Harris A. Trifon, Yoana N. Koleva, CFA, Gregory Benz, CFA, and Ty Kern serve as portfolio managers to the Credit Opportunities Fund.
Andrew H. O’Brien, Partner and Portfolio Manager, heads the Lord Abbett portfolio management team. Mr. O’Brien joined Lord Abbett in 1998.
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, is responsible for oversight of all of Lord Abbett’s Taxable Fixed Income investment activities, including portfolio management, global credit research, and trading. In addition, he serves on the firm’s Investment and Management Committees. Mr. Lee joined Lord Abbett in 1997 and was named Partner in 2002. Prior to his current role, Mr. Lee served as Chief Investment Officer, providing broad management and strategic oversight of the firm’s investment, research, and trading teams. In addition, he held the roles of Deputy Chief Investment Officer and Fixed Income Portfolio Manager for Mortgage and Asset Backed Securities. His previous experience includes serving as Fixed Income Portfolio Manager at ARM Capital Advisors; Assistant Portfolio Manager/Assistant Vice President at Kidder Peabody Asset Management; and Fixed Income Portfolio Strategies Analyst at First Boston Corporation. He has worked in the financial services industry since 1991. He earned a BS in economics from the Wharton School of Business at the University of Pennsylvania.
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income, is responsible for oversight of all of Lord Abbett’s Taxable Fixed Income investment activities, including portfolio management, global credit research, and trading. He also serves as the lead Portfolio Manager for the firm’s High Yield and Multi Sector fixed income strategies. In addition, he serves on the firm’s Investment and Management Committees. Mr. Rocco joined Lord Abbett in 2004 and was named Partner in 2011. Prior to his current role, he served as Associate Portfolio Manager for the firm’s investment grade fixed income strategies. He has worked in the financial services industry since 2001. He earned a BA in economics from Cornell University and is a holder of the Chartered Financial Analyst (“CFA”) designation.
Adam C. Castle, Partner and Portfolio Manager, is responsible for helping manage the firm’s taxable fixed income strategies, with a focus on securitized credit and specialty finance. He manages Lord Abbett’s ABS & CLO team. He also serves on the firm’s Partnership Committee. Mr. Castle joined Lord Abbett in 2015 and was named Partner in 2022. His previous experience includes serving as Vice President of Securitized Products Group in the investment bank at Credit Suisse and as Assistant Vice President and Research Analyst of Securitized Assets at Alliance Bernstein. He has worked in the financial services industry since 2008. He earned a BS in biology from Cornell University and is a holder of the CFA designation.
Harris A. Trifon, Partner and Portfolio Manager, is responsible for overseeing Mortgage Credit Products and managing the Real Estate Credit team. Mr. Trifon joined Lord Abbett in 2021 and was named Partner in 2023. His previous experience includes serving as Co-Head of Mortgage and Consumer Credit at Western Asset Management; Director of Fixed Income Research, Global Head of CRE Debt at Deutsche Bank; and Director of Structured Finance at Standard & Poors. He has worked in the financial services industry since 2000. Mr. Trifon serves on the Executive Committee and Board of Governors for the Commercial Real Estate Finance Council and the University of Florida’s Bergstrom Center for Real Estate, and was voted on to the Institutional Investor All-Star list for two years, prior to moving to the buy-side. In addition, he serves as a mentor in NYU Stern’s Chen Institute Career Mentorship Program
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and is a member of Information Management Network’s CRE Advisory Board. He earned a BA in economics from the University of Florida and an MS in real estate from New York University.
Yoana N. Koleva, Partner and Portfolio Manager, is responsible for helping manage the firm’s taxable-fixed income strategies, with a focus on corporate securities. Ms. Koleva joined Lord Abbett in 2011 and was named Partner in 2022. Prior to her current role, she worked as a research analyst on the Credit Research Team. Her previous experience includes serving as Midcap Banks Research Associate at Morgan Stanley; Quantitative Analysis & Risk Associate at BlackRock; and Business Analyst in Private Wealth Management at Morgan Stanley. She has worked in the financial services industry since 2003. She earned a BA in finance and business administration from the College of Saint Elizabeth and is a holder of the CFA designation.
Gregory Benz, Managing Director and Portfolio Manager, is responsible for helping manage high-quality multi-sector strategies within Taxable Fixed Income. Mr. Benz joined Lord Abbett in 2016. Prior to his current role, he served as Associate Trader responsible for covering Investment Grade Credit for Lord Abbett’s Global Fixed Income Trading team, which supports all the taxable fixed-income strategies. His previous experience includes serving as Emerging Market Corporate Debt Trader, Strategist and Emerging Market Trader/Portfolio Structure Analyst, and Cash Desk, US Treasury/IG Corporate Debt Trader at Payden & Rygel Investment Management. He has worked in the financial services industry since 2011. He earned a BA in economics from Occidental College and is a holder of the CFA designation.
Ty Kern, Managing Director and Portfolio Manager, is responsible for helping manage high-quality multi-sector strategies within Taxable Fixed Income. Mr. Kern joined Lord Abbett in 2021. His previous experience includes serving as Investment Grade Bond Trader, Vice President at Goldman Sachs Asset Management and Fixed-Income Portfolio Analyst at BlackRock. He has worked in the financial services industry since 2012. He earned a BS in actuarial science and economics from The Ohio State University, College of Mathematical and Physical Sciences.
RBC GAM (UK) and RBC GAM (US)
RBC GAM (UK), located at 100 Bishopsgate, London, EC2N 4AA, United Kingdom, is an English limited liability company domiciled in the United Kingdom and is registered as an investment adviser with the SEC and regulated and authorized by the U.K. Financial Conduct Authority, and serves as a Sub-Adviser to the Fund under a Sub-Advisory Agreement with the Adviser on behalf of the Fund. RBC GAM (US), located at 250 Nicollet Mall, Suite 1550, Minneapolis, MN 55401, was formed in 1983 and is registered as an Investment Adviser with the U.S. Securities and Exchange Commission, pursuant to the Investment Advisers Act of 1940, as amended. RBC GAM (US) serves as Sub-Sub-Adviser to the Fund under a Sub-Sub-Advisory Agreement with RBC GAM (UK). RBC GAM (UK) and RBC GAM (US) are both indirect, wholly-owned subsidiaries of the Royal Bank of Canada (“RBC”) and part of the RBC asset management division, RBC Global Asset Management group of companies. The ultimate corporate parent of both RBC GAM (UK) and RBC GAM (US), RBC, maintains control over the businesses. RBC is publicly held and traded on the New York Stock Exchange and Toronto Stock Exchange. RBC GAM (UK) manages approximately $162.7 billion in assets across institutional accounts, mutual funds, and separately managed accounts as of December 31, 2025. RBC GAM (US) manages approximately $78.7 billion in assets across institutional accounts, mutual funds, and separately managed accounts as of December 31, 2025.
Portfolio Managers:
Tim Leary, Sid Chhabra and Tim van der Weyden serve as portfolio managers to the Credit Opportunities Fund.
Tim Leary is a Senior Portfolio Manager at RBC GAM (US) across several global leveraged finance and ESG strategies based in the Stamford, Connecticut, office. Mr. Leary joined BlueBay Asset Management (which is now part of RBC Global Asset Management) in 2012 as Head of Trading, North America within the Global Leveraged Finance Group, before being promoted to portfolio manager in January 2017. Prior to joining the firm, he was a director in high yield and distressed credit trading at the Royal Bank of Scotland (“RBS”). Before joining RBS, Mr. Leary spent three years as an analyst on the leveraged loan trading desk at Bear, Stearns & Co. Mr. Leary holds a BS in Business Administration with Finance concentration from Fordham University.
Sid Chhabra is Head of Securitized Credit & CLO Management and Euro High Yield and a BlueBay Senior Portfolio Manager within the team. Mr. Chhabra joined BlueBay Asset Management (which is now part of RBC Global Asset Management) in June 2018 and has over 19 years of leveraged finance, securitized credit and CLO experience. In his current role, he leads the investment process, underwriting and portfolio construction of the European High Yield, US and European CLO vehicles which hold both leveraged loan and high yield bond assets. Prior to BlueBay, Mr. Chhabra was a London-based Managing Director responsible for securitized credit and CLOs, at Anchorage Capital Europe, a USD 15 billion alternative credit manager. Prior to Anchorage, Mr. Chhabra was part of the Securitized Credit/CDO Group, EMEA, at JPMorgan where he was involved in originating, structuring and investing in securitized credit products. Mr. Chhabra holds a BTech from the Indian Institute of Technology, Madras ("IITM") and an MS from the London School of Economics.
Tim van der Weyden is a BlueBay Portfolio Manager and is primarily focused on European High Yield strategies. Mr. van der Weyden is also a co-portfolio manager for Global High Yield strategies. Mr. van der Weyden joined BlueBay Asset Management (which is now
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part of RBC Global Asset Management) in February 2007 as a trader before being promoted to senior trader within the Global Leveraged Finance Group. Mr. van der Weyden assumed portfolio management responsibilities in July 2024. Prior to BlueBay, Mr. van der Weyden worked at Deutsche Bank in trade support on the propriety trading desk. Mr. van der Weyden holds a BA of Commerce from the University of Sydney and is a CFA charterholder.
Muzinich
Muzinich, located at 450 Park Avenue, New York, New York 10022, serves as a Sub-Adviser to the Fund under a Sub-Advisory Agreement with the Adviser on behalf of the Fund. Muzinich is an institutional asset manager specializing in corporate debt investing and credit-oriented strategies. It has been registered with the SEC since 1991. As of December 31, 2025, Muzinich and its global affiliates, collectively, managed approximately $42.26 billion in assets.
Portfolio Managers - Global Short Duration Crossover:
Joseph Galzerano, Tatjana Greil-Castro, Ian Horn, Eric Schure Richard Smith, Mel Siew and Corentin Tarlier serve as portfolio managers to the Credit Opportunities Fund.
Joseph joined Muzinich in 2010. He is a Portfolio Manager focusing on U.S. high yield. Prior to joining Muzinich, Joseph worked at Babson Capital Management where he was Managing Director and Senior Investment Analyst. Previously, he held Senior Analyst positions in high yield research at CIBC World Markets and Citicorp Securities. Joseph earned a B.A., Epsilon Sigma Pi, cum laude, from Manhattan College, and an M.B.A. in Corporate Finance from Fordham University where he finished his degree with honor designations Phi Kappa Phi and Beta Gamma Sigma. He was formally credit trained at the Citicorp Global Institute of Finance and is a Certified Public Accountant.
Tatjana Greil-Castro joined Muzinich in 2007 and is a Portfolio Manager with nearly three decades’ corporate credit experience. She is a founding member of the European Leveraged Finance Association and a member of the European Central Bank’s Bond Market Contact Group. Tatjana is also a keen advocate for sustainability. Prior to joining Muzinich, Tatjana worked for Metlife Investments, where she served as an Associate Director of the High Return Unit. Tatjana also worked as Senior Portfolio Manager in European high yield for Fortis Investments and as a Portfolio Manager and Credit Analyst at Legal & General Investment Management. She started her career as a high yield telecom analyst with Merrill Lynch. She has an M.Sc./B.S. in Economics from the University of Vienna, a Masters from the Kiel Institute of World Economics in Germany, and a Ph.D. from the London School of Economics & Political Science.
Ian joined Muzinich in 2013. He has Portfolio Management responsibilities for our Investment Grade and Crossover Strategies. Prior to joining Muzinich, Ian spent two years at the Royal Bank of Canada in their Wealth and Investment Management division, and previously worked at Lazard and JP Morgan. Ian earned a Masters in Engineering from the University of Oxford, where he received academic awards including a scholarship from the Institution of Mechanical Engineers. Ian sits on the Engagement Committee of the European Leveraged Finance Association and holds the Chartered Financial Analyst designation.
Eric joined Muzinich in 2020. Eric is an Analyst/Portfolio Manager with an investment grade specialization. Eric originally joined the Firm as a Senior Credit Analyst from TD Asset Management where he served as an Investment Grade Credit Research Analyst and a Client Portfolio Manager. Prior to that, Eric worked at Société Générale as a U.S. Credit Analyst. Eric received a BA degree in Resource Economics from the University of Massachusetts and is a CFA Charterholder.
Richard joined Muzinich in 2017. He is an Analyst/Portfolio Manager focused on European investment grade corporates. Prior to joining Muzinich, Richard was at Citi as a Credit Sector Specialist covering a wide range of investment grade corporate issuers but specialising in the autos, utilities, energy and retail sectors. Prior to that, he worked as a desk Analyst at UBS focused on European investment grade Industrials. Previously Richard worked at RBS in a range of credit research roles including mid and large cap counterparty research, publishing research, desk research and credit strategy. Richard is a qualified chartered accountant and earned an honours degree in Economics from the University of Warwick.
Mel worked at Muzinich & Co. from 2011 to 2020 as a credit analyst. He moved to Singapore in 2017 to focus on Asia ex-China credit across high yield and investment grade, having previously covered European credit in London. In 2023 Mel rejoined the Firm as a Portfolio Manager focused on Asia Credit. Prior to his return, he worked at Global Evolution where he was Head of Asia Credit. Mel’s previous experiences include being a Director at MetLife Investments Limited where he served in both the High Grade and High Return teams. He also served as an Associate Analyst in the Leveraged Finance team of the European Corporate Finance department at Moody’s Investors Service in London. Mel earned a B.A. in Economics, with Honours, from Cambridge University. He holds the Chartered Financial Analyst designation as well as the CFA Institute Certificate in ESG Investing.
Corentin joined Muzinich in 2016. He has Portfolio Management responsibilities in our Investment Grade and Crossover Strategies, focusing on the European market. Corentin has 13 years of corporate credit experience and joined Muzinich from Mitsubishi UFJ Securities where he spent four years as a Convertible Bond trader and Book runner. Prior to that, Corentin was a research analyst at Mariana Capital. Corentin earned a BSc and a MSc in Finance from École Supérieur de Gestion et Finance of Paris and a MSc in Global Banking & Finance from the European Business School of London. Corentin holds the Chartered Financial Analyst ("CFA") designation.
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Portfolio Managers – European High Yield:
Thomas Samson and Jamie Cane will serve as the portfolio managers to the European High Yield sleeve of the Credit Opportunities Fund.
Thomas Samson, CFA, joined Muzinich in 2004. He is a Portfolio Manager, a member of the Firm’s Public Debt Investment Committee and the co-PM for Muzinich’s European High Yield Strategy. Prior to joining Muzinich, Thomas worked as an Investment Analyst at Trafalgar Asset Managers, a distressed-debt hedge fund. Prior to that, he worked as a financial Analyst at GE Capital. Thomas has a Masters in Finance from London Business School and earned an M.Sc. in Corporate Finance from the Institut d’Études Politiques de Paris, France. He holds the Chartered Financial Analyst designation as well as the CFA Institute Certificate in ESG Investing.
Jamie Cane, CFA, joined Muzinich in 2015 and is a co-Portfolio Manager for Muzinich’s European High Yield Strategy as well as the Muzinich European Credit Alpha Strategy. He has spent over a decade working in High Yield both as an analyst and portfolio manager, and prior to that worked in credit restructuring and interest rate derivatives since 2007. Jamie earned a First Class Honours Degree in Economics from the University of Manchester and holds the Chartered Financial Analyst designation.
PIMCO
PIMCO, located at 650 Newport Center Drive, Newport Beach, California 92660, serves as a Sub-Adviser to the Fund under a Sub-Advisory Agreement with the Adviser on behalf of the Fund. PIMCO is registered as an investment adviser with the SEC and was founded in 1971. As of December 31, 2025, PIMCO had assets under management of approximately $2.26 trillion.
Portfolio Managers - Emerging Markets Debt:
Pramol Dhawan, Yacov Arnopolin and Javier Romo serve as portfolio managers to the Emerging Markets Debt sleeve of the Credit Opportunities Fund.
Mr. Dhawan is a managing director and portfolio manager in the New York office. He leads the emerging markets portfolio management team globally, and also oversees the New York office’s portfolio management team. He is also a member of the firm’s Investment Committee, a co-chair of the emerging markets portfolio committee, and a member of the portfolio implementation committee. Prior to joining PIMCO in 2013, he was a managing director and head of emerging markets trading at Société Générale in New York. He was previously based in London, where he headed the Central and Eastern Europe emerging markets team for the firm. Additionally, he was a management consultant at Accenture. Mr. Dhawan represents PIMCO on the Emerging Markets Trade Association ("EMTA") as a member of the board of directors. He has 23 years of investment experience and holds an MBA with a specialization in finance from the Anderson School of Management at the University of California, Los Angeles. He received an undergraduate degree from the University of Nottingham, England.
Mr. Arnopolin is a managing director and portfolio manager in the New York office. He is co-chair of the emerging markets portfolio committee ("EMPC"). Prior to joining PIMCO in 2016, Mr. Arnopolin served as a managing director overseeing emerging market fixed income portfolios at Goldman Sachs Asset Management. Previously, he worked as a portfolio manager at Fortress Investment Group. Mr. Arnopolin started his career in the fixed income departments at Citigroup and Deutsche Bank, trading mortgages and emerging markets products. He has 26 years of investment experience and holds a bachelor’s degree in economics from Carnegie Mellon University. He also serves on the Board of Trustees of the Cancer Research Institute.
Mr. Romo is an executive vice president and emerging markets portfolio manager in the Newport Beach office. Mr. Romo is a founding member of PIMCO Juntos and serves on the steering committee. He is also a standing member of the emerging markets portfolio committee ("EMPC"). Prior to joining PIMCO in 2011, he was a vice president in the emerging markets trading group at Citigroup, focusing on trading hard currency bonds and credit default swaps in Latin America. Mr. Romo was previously an analyst at Sandell Asset Management in New York. He also served as vice president at Morgan Stanley, where he was a trader and a strategist for local currency, local rate and credit derivatives in emerging markets. He began his career as a civil engineer in Mexico. He has 23 years of investment and financial services experience and holds master’s degrees in financial engineering from Columbia University and civil engineering from Stanford University. He received a bachelor’s degree in civil engineering from Universidad Iberoamericana in Mexico City.
Portfolio Managers – Asia High Yield:
Stephen Chang, Abhijeet Neogy and Lucien Lu serve as portfolio managers to the Asia High Yield sleeve of the Credit Opportunities Fund.
Mr. Chang is a managing director and portfolio manager in the Hong Kong office, managing Asia portfolios and developing PIMCO’s business in this space. He is also a member of the PIMCO Inclusion and Diversity Advisory Council. Prior to joining PIMCO in 2018, he was a managing director and head of Asian fixed income for JPMorgan Asset Management, responsible for managing bond portfolios in the region and setting macro and asset allocation strategy as part of the broader emerging market debt team. Previously, Mr. Chang was a senior interest rates and derivatives trader with the Royal Bank of Scotland in Hong Kong and a global fixed income
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portfolio manager at Fischer Francis Trees & Watts, Inc. in New York. He has 29 years of investment experience and holds a master’s degree in management science from Stanford University and an undergraduate degree in computer science from Cornell University.
Mr. Neogy is a senior vice president and portfolio manager in the Singapore office, focusing on emerging market and Asia debt strategies. Prior to joining PIMCO in 2013, he worked in equities and derivatives trading at Barclays Capital in Hong Kong and at Bank of America Merrill Lynch in New York. He was previously an analyst with Deloitte Consulting in Washington, working with companies in the technology, insurance and bio-tech industries. He has 20 years of investment and financial services experience and holds an MBA from Columbia Business School and a bachelor’s degree from the Indian Institute of Technology.
Mr. Lu is a senior vice president and portfolio manager in the Singapore office, focusing on emerging market corporate debt. Prior to joining PIMCO in 2017, he was in flow credit trading at BNP Paribas in Hong Kong, specializing in Asia investment grade credit market-making. He was previously a vice president at Deutsche Bank in Singapore and Hong Kong, working in structured and then flow credit trading. He has 17 years of investment and financial services experience and holds an undergraduate degree in economics from London School of Economics and Political Science.
Mellon – Passive US Investment Grade Corporates
Mellon is a corporation under the laws of the State of Delaware and is an indirect subsidiary of Bank of New York Mellon Corporation (“BNY”), and serves as a Sub-Adviser to the Fund under a Sub- Advisory Agreement with the Adviser on behalf of the Fund. BNY is a publicly traded financial holding company. Mellon is headquartered at 500 Ross Street, Pittsburgh, PA 15258. As of December 31, 2025, Mellon managed approximately $1.01 trillion of assets.
Portfolio Managers:
Marlene Walker Smith, William Newton and Tracy Lynn Gregory serve as portfolio managers to the Credit Opportunities Fund.
Marlene Walker Smith is the Chief Investment Officer for Mellon. Ms. Smith leads the team of equity and fixed income index portfolio managers managing US and non-US index portfolios. She is responsible for the refinement and implementation of the entire index portfolio management process. Previously, Ms. Smith served as the Head of Equity Portfolio Management, responsible for US and non-US equity indexing portfolios. Ms. Smith also served as a senior portfolio manager within the equity index team and prior to joining the equity index team was an equity trader for the firm. Prior to joining the firm in 1995, Ms. Smith was an equity trader for Banc One Investment Advisors Corporation. In addition, Ms. Smith was the brokerage services manager for Mid Atlantic Capital Corporation. Her responsibilities included working with portfolio managers and clients to implement equity and fixed income strategies. Ms. Smith has been in the investment industry since 1990. Ms. Smith is a member of the FTSE Russell Americas Regional Equity Advisory Committee and provides input on index methodology and large events to industry index providers on behalf of Mellon’s clients. In addition, she is a member of Women in ETFs. Ms. Smith earned an MBA in finance from the Katz Graduate School of Business, University of Pittsburgh and a BA in history and Russian from Washington & Jefferson College. She is a member of P.E.O. International, Chapter BN. P.E.O. is a philanthropic organization supporting women. P.E.O. provides financial support to women pursuing higher education.
William Newton is a Vice President and Portfolio Manager at Mellon. Mr. Newton is responsible for domestic and international fixed income index portfolio management. Mr. Newton began at BNY in 2012 as a portfolio analyst responsible for overseeing implementation across emerging market debt, core and core plus fixed income, and interest rate strategies. Prior to becoming a portfolio manager, Mr. Newton worked as a quantitative research analyst responsible for modeling valuations and asset allocations as well as modeling risk, ratings, and ESG factors for developed and emerging market economies. Mr. Newton began his career as a trading assistant for Rampart Investment Management, Co. Bill earned his BA from St. Lawrence University and holds the CFA ® designation. He has been in the investment industry since 2006.
Tracy Lynn Gregory is a Vice President and Portfolio Manager at Mellon. Ms. Gregory is responsible for managing fixed income portfolios which include government, credit, aggregate, and international funds. Prior to this, she was responsible for trading and portfolio management of short duration portfolios at Mellon Bond Associates and Standish Mellon Asset Management Company, LLC. The funds she managed had various strategies and invested in fixed income securities with maturities out to five years. Her previous positions at BNY include Financial Analyst for the Corporate Trust and Corporate Banking departments, where she reported to senior management on all aspects of the department. She also worked in the accounting and finance areas of Westinghouse. Ms. Gregory has an MBA from Duquesne University and a BS from Robert Morris University.
Insight – Global Aggregate Investment Grade Corporates & High Yield
Insight is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation and is registered in the United States with the Securities and Exchange Commission (“SEC”) as an investment adviser, and serves as a Sub-Adviser to the Fund pursuant to a Sub-Advisory Agreement with the Adviser on behalf of the Fund. Insight is part of the group of affiliated companies providing investment advisory services under the brand name “Insight Investment” or “Insight.” Insight’s principal office is located at 200 Park Avenue, New York, New York 10166. As of December 31, 2025, Insight managed approximately $164 billion of assets.
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Portfolio Managers:
Paul Benson and Stephanie Shu serve as portfolio managers to the Credit Opportunities Fund.
Paul Benson, CFA, CAIA, is Head of Systematic Fixed Income at Insight. Mr. Benson has 30 years’ experience in the investment industry. He joined BNY Mellon Investment Management affiliate, Mellon Investments, in 2005 and has been Head of the Systematic Fixed Income Team since 2015. In September 2021, Mellon Investments’ fixed income strategies, including the Systematic Fixed Income Team, formally joined Insight. Based in San Francisco, Mr. Benson and his team of portfolio managers, researchers and traders pioneered the development of highly implementable systematic fixed income strategies by combining innovative model driven alpha research with cutting-edge trading technology. Before becoming Head of the Systematic Fixed Income Team, Mr. Benson was a senior portfolio manager responsible for the yield curve arbitrage strategy within global asset allocation portfolios. Additionally, he engineered and built the process to automate fixed income portfolio rebalancing and improve operational risk control. Prior to joining Mellon Investments, Mr. Benson was a senior fixed income portfolio associate at PIMCO, where he analyzed, implemented and managed active US and global fixed income portfolios. Previously, he was a trader at Westdeutsche Landesbank Tokyo, where he built the interest rate swaps trading desk, and a trader at Bankers Trust Tokyo, where he ran the Japanese government bond book. Both positions included market making and proprietary trading. Mr. Benson received a BA from University of Michigan at Ann Arbor. He is a CFA charterholder and is a member of the CFA Institute.
Stephanie Shu, CFA, is a Senior Portfolio Manager, Systematic Fixed Income at Insight. Stephanie joined BNY Mellon Investment Management affiliate, Mellon Investments, in 2000 and has been in the investment industry since 1997. In September 2021, Mellon Investments’ fixed income strategies, including the Systematic Fixed Income Team, formally joined Insight. As a senior portfolio manager, Ms. Shu is responsible for designing and managing systematic fixed income strategies, which include emerging markets local debt, global investment grade credit, fallen angel and global high yield strategies. Ms. Shu works closely with the fixed income research team for all quantitative model designs. Prior to joining Mellon Investments, Ms. Shu worked at Gifford Fong Associates where she managed a staff of 15 people responsible for the development of financial risk analytics. She earned an MS in finance and mathematics from Texas A&M University. Stephanie is a CFA charterholder and is a member of the CFA Institute.
The Funds' Administrator
Brown Brothers Harriman & Co. serves as the administrator (the “Administrator”) to the Funds pursuant to a written agreement (“Administration Agreement”).
The Funds' Custodian
Brown Brothers Harriman & Co. serves as the custodian (the “Custodian”) of the assets of the Funds. The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. The Custodian does not determine the investment policies of the Funds or decide which securities the Funds will buy or sell. The Custodian will also be providing the Funds a cash management sweep service. Custodian will also serve as custodian of the assets of the Subsidiary.
The Funds' Transfer Agent
SS&C GIDS, Inc. (formerly DST Asset Manager Solutions, Inc.) (“SS&C” or “Transfer Agent”), serves as the transfer and dividend disbursing agent (the “Transfer Agent”) of the Funds. As transfer agent and dividend disbursing agent, the Transfer Agent is responsible for maintaining account records and for crediting income and capital gains to shareholder accounts.
The Funds' Distributor
Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group) (the “Distributor”), serves as principal underwriter of the Funds’ shares pursuant to an Underwriting Agreement with the Trust. The Distributor is a registered broker-dealer and a member of the Financial Regulatory Authority, Inc. (“FINRA”). Pursuant to the terms of the Underwriting Agreement, the Distributor continuously distributes the shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of shares of the Funds. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds. The Distributor is not affiliated with the Trust, the Adviser, or any of their affiliates.
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The Funds are designed exclusively for investors participating in investment advisory programs, trusts or pooled investment vehicles managed by JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates (each, a “JPM Program”). Fund shares may only be purchased through a JPM Program by your JPM Program representative acting on your behalf. Fund shares may be purchased or redeemed on any business day. There are no specific minimum investment amounts, redemption fees, distribution fees or sales charges applicable to investing in the Funds, other than as may be applicable generally to an investor’s overall JPM Program account. For purposes of this prospectus, commingled investment vehicles and other pooled investment vehicles, such as registered investment companies, advised by the Adviser or its affiliates are considered to be participating in a JPM Program and are therefore eligible to invest in the Funds.
As a client in a JPM Program, you will continue to pay program fees pursuant to your investment advisory agreement. To the extent your program fee is an asset-based fee based on the assets in your JPM Program advisory account, the value of Fund shares held in your JPM Program advisory account will be included in the calculation of the program fee.

Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States.
Purchasing Fund Shares
As stated above, Fund shares may only be purchased through a JPM Program by a JPM Program representative acting on your behalf. There are no minimum initial or subsequent investment amount requirements for the Funds. It is the responsibility of your JPM Program representative to send purchase orders to the Funds. If you discontinue participation in a JPM Program and choose to retain your Fund shares, notwithstanding the implications and risks of doing so (see below), you must hold your Fund shares through an eligible brokerage account and you will not be permitted to make new purchases into the Funds except for the reinvestment of dividends. See “Redeeming Fund Shares” below.
Purchase and redemption orders will be accepted only on days that the Six Circles Funds are open for business. The Funds are open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by a Fund or its intermediary prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET), on a day the Fund is open for business, will be effected at that day’s NAV. A Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE if the particular disruption or closure directly affects only the NYSE.
A purchase order must be supported by all appropriate documentation and information in the proper form. The Funds may refuse to honor incomplete purchase orders. To be in “proper form,” the purchase order must include the fund name, account number of either the shareholder or of the financial intermediary placing the order, and the amount of the transaction (in dollars or shares).
Share ownership is electronically recorded; therefore, no certificate will be issued.
Generally, any purchase into the Funds must be made through an eligible financial intermediary. For example, in the case of J.P. Morgan clients that hold their program accounts through a master trust, the Funds may refuse to honor purchase orders that are not made through an eligible financial intermediary (i.e., a financial intermediary with an appropriate agreement with the Funds).
Additional Information Regarding Purchases
In-Kind Purchases
A Fund may, in its absolute discretion and in limited circumstances, agree to accept securities in payment for the purchase of Fund shares, provided that such securities must: (i) meet the investment objective and policies of the Fund; (ii) be acquired by the Fund for investment and not for resale; and (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market.
Investor Identification
Federal law requires information about the identity of each investor to be verified and recorded. If an investor’s identity cannot be verified, the investor’s JPM Program account may be prohibited from investing in the Funds and any existing investment may be subject to compulsory redemption.
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Redeeming Fund Shares
Generally, shares of a Fund may only be redeemed through a JPM Program. It is the responsibility of your JPM Program representative to send redemption orders to the Fund. However, to the extent you discontinue participation in a JPM Program and determine to retain all or a portion of your Fund shares, notwithstanding the implications and risks of doing so (see below), you may redeem any or all of your Fund shares through the broker at which you hold your Fund shares.
If a Fund or its intermediary receives a redemption order before the close of the NYSE (normally 4:00 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), it will be effected at the NAV per share calculated after the redemption order is received in good order. To be in “good order,” the redemption order must comply with security requirements implemented by the Funds' transfer agent, to the extent applicable, or the Fund, and must include the fund name, account number of either the shareholder or the financial intermediary placing the order, and the amount of the transaction (in dollars or shares). A JPM Program or your financial intermediary may have an earlier cut off time for redemption orders. To the extent applicable, all redemption requests must be supported by valid identity authentication.
Redemption proceeds will be deposited in the investor’s JPM Program account or eligible brokerage account, as applicable. A Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail. If the proceeds of redemption are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with the investor’s signature guaranteed.
A Fund typically expects that it will take one business day following the receipt of a redemption order in good order to pay out redemption proceeds; however, payment of redemption proceeds may take up to three business days from time to time and may take up to seven days as permitted by the Investment Company Act.
To the extent you determine to close your discretionary account with JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates, we recommend that you redeem your shares in the Funds, as these Funds are specifically designed to be completion portfolios within an overall discretionary portfolio and are not intended to be standalone investments. Note that redeeming your Fund shares may have tax and other consequences. You should consult your own tax advisors before choosing to redeem your Fund shares. Should you, nevertheless, choose to retain your Fund shares, you must hold such shares through an eligible brokerage account. You may be charged a fee if you effect transactions through an intermediary, broker or agent. Note that a Fund’s overall performance and liquidity may be negatively affected, and additional transaction costs may be incurred by the Fund, as a result of: (i) allocation decisions made by JPM Programs to shift discretionary client assets among the Funds and other investments; and (ii) allocation decisions made by the Adviser to shift Fund assets among different investment strategies and Sub-Advisers, which may negatively affect the value of your Fund shares even if you are no longer participating in a JPM Program. Further, since the Funds are completion portfolios designed to complement and work as part of an overall discretionary portfolio and are not intended to be standalone investments, each Fund may underperform as a standalone investment, even in instances where the overall portfolio performs as intended.
Additional Information Regarding Redemptions
A Fund may refuse to honor incomplete redemption orders.
A Fund may suspend the ability to redeem when:
1.
Trading on the NYSE is restricted;
2.
The NYSE is closed (other than weekend and holiday closings);
3.
Federal securities laws permit;
4.
The SEC has permitted a suspension; or
5.
An emergency exists, as determined by the SEC.
An investor generally will recognize a gain or loss on a redemption for federal income tax purposes. An investor should speak to their tax advisor before making a redemption.
Generally, all redemptions will be for cash. The Six Circles Funds typically expect to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, the Funds may also satisfy redemption requests by drawing on a line of credit from a bank or using other short-term borrowings from its custodian. These methods may be used during both normal and stressed market conditions. Under unusual conditions that make the payment of cash unwise and for the protection of a Fund’s remaining shareholders, a Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is unlikely that shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities received
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in kind until they are sold. Under unusual conditions, a redemption in kind may include illiquid securities. You may not be able to sell such securities and may be required to hold such securities indefinitely. A redemption in-kind may also result in the distribution of securities that may not be held in your JPM Program account or eligible brokerage account due to investment restrictions or applicable legal or regulatory constraints. If payment is made in securities, a Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on a Fund and its remaining shareholders. If you receive a redemption in-kind, the securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash. While the Funds do not routinely use redemptions in-kind, the Funds reserve the right to use redemptions in-kind to manage the impact of large redemptions on the Funds. Redemption in-kind proceeds will typically be made by delivering a pro rata amount of the relevant Fund’s holdings that are readily marketable securities to the redeeming shareholder within seven days after the Fund’s receipt of the redemption order.
Closings, Reorganizations and Liquidations
To the extent authorized by law, each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself, or to cease operations and liquidate at any time.
Frequent Trading Policy
Frequent purchases and redemptions of Fund shares (or “round trips”) may interfere with the efficient management of a Fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the Fund’s long-term shareholders. Nevertheless, the Board has not imposed redemption fees to discourage frequent trading or short-term trading into and out of the Funds. In reaching this conclusion, the Board took into account that: (i) shares of the Funds currently are expected to only be sold to clients in a JPM Program; and (ii) clients in a JPM Program that invest in the Funds generally will not have discretion to make multiple round trips into and out of the Funds. For the same reasons, the Funds do not actively monitor for market timers. Although the Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.
Valuation
Shares are purchased at NAV per share. This is also known as the offering price. Shares are also redeemed at NAV.
The NAV per share of a Fund is equal to the value of all the assets of the Fund, minus the liabilities of the Fund, divided by the number of outstanding shares of the Fund. The following is a summary of the procedures generally used to value Six Circles Funds’ investments.
Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; securities for which market quotations are determined not to be reliable; or, securities in which their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the Board. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. A Fund may use an independent third party or affiliated valuation service to help determine the fair value of a security or other asset. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.
Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Foreign equity securities are valued as of the close of trading on the stock exchange on which the security is primarily traded, or as of 4:00 p.m. ET. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4:00 p.m. ET on the day that the value of the security is determined. Generally, foreign equity securities, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved pricing services. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.
Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing service or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the SAI.
Foreign currencies are valued based on foreign exchange rates obtained from a pricing service, using spot and forward rates available at the time NAVs of the Funds are calculated.
Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.
142  |  Six Circles® Funds

Options (e.g., on stock indexes or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.
Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV.
Futures traded on U.S. and foreign exchanges are valued at the last sale price as of the close of the exchanges on the valuation date.
Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved independent third party or affiliated pricing services.
Swaps and structured notes are priced utilizing market quotations generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.
The International Unconstrained Equity Fund’s investments may be priced based on fair values provided by an independent third-party pricing service, based on certain factors and methodologies applied by such pricing service, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Fund’s Valuation Committee pursuant to guidelines adopted by the Board, and under the ultimate oversight of the Board.
NAV is calculated at 4:00 p.m. ET each day the NYSE is open for trading. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s shares may change on days when shares may not be purchased or redeemed.
Distributions and Taxes
For U.S. federal income tax purposes, each Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders, provided that it distributes to its shareholders at least the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and taxable income other than net capital gains) and 90% of its net tax exempt interest income in each year. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Each Fund can earn income and realize capital gains. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.
The Ultra Short Duration Fund, Tax Aware Intermediate Duration Fund, Global Bond Fund, Tax Aware Bond Fund and Credit Opportunities Fund generally distribute net investment income, if any, at least monthly. The U.S. Unconstrained Equity Fund and the International Unconstrained Equity Fund generally distribute net investment income, if any, at least annually.
The Funds will distribute net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.
Investors have the following options for distributions. Investors may:
●
reinvest all distributions in additional Fund shares;
●
take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;
●
take distributions of net capital gain in cash and reinvest distributions of net investment income; or
●
take all distributions in cash.
If your JPM Program representative does not select an option when opening your account, we will reinvest all distributions. A shareholder whose distributions are reinvested in a Fund will be treated for U.S. federal income tax purposes as receiving the relevant distributions and using them to purchase shares.
In general, distributions of net investment income generally are taxable as ordinary income. Under certain circumstances, the portion of a distribution of net investment income that is attributable to interest on state and local bonds will be treated as an “exempt-interest dividend,” which is exempt from the regular U.S. federal income tax (although, for shareholders that are not corporations, it may be subject to U.S. federal alternative minimum tax). Dividends of net investment income that are not reported as exempt-interest dividends will be taxable as ordinary income. To the extent that a distribution exceeds the distributing Fund’s current and accumulated earnings and profits, the distribution will be treated as a tax-free return of capital to the extent of a shareholder’s adjusted basis in its shares of the Fund and as a capital gain thereafter (if the shares are held as capital assets).
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Investing with Six Circles Funds (continued)
Shareholders who receive social security benefits should also consult their tax advisors to determine what effect, if any, an investment in any of the Funds may have on the federal taxation of their benefits. Exempt-interest dividends generally are included in income for purposes of determining the amount of benefits that are taxable.
Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that a Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long the shareholder has held shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Except when your investment is an IRA, 401(k) or other tax-advantaged investment plan, or you are a tax-exempt investor, if shares of the Fund are purchased just before a distribution, the investor will be subject to tax on the entire amount of the taxable distribution it receives. This is known as “buying a dividend.” Distributions are taxable to the investor even if they are paid from income or gain earned by the Fund before the investor’s investment (and thus were included in the price paid for the Fund shares). To avoid buying a dividend, please check the Fund’s dividend and capital gain schedule before you buy.
If the shares are held as capital assets, any gain resulting from the redemption or other disposition of Fund shares will be taxable as long-term or short-term gain, depending upon the investor’s holding period for the shares. Any loss arising from the redemption or other disposition of shares for which a shareholder has a holding period of six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received with respect to such shares, and will be disallowed to the extent of any distributions treated as exempt-interest dividends with respect to such shares.
A Fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, a Fund’s yield on those securities would be decreased.
Certain of a Fund’s investments, such as investments in certain debt obligations, asset-backed securities and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.
A Fund’s transactions in futures, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses of the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.
Special Consideration for Tax Aware Intermediate Duration Fund and Tax Aware Bond Fund
If, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s total assets consists of tax-exempt interest obligations, each Fund will be eligible to designate distributions of interest derived from tax-exempt interest obligations as “exempt-interest dividends.” As described in the “Risk/Return Summary” for each Fund, each Fund invests primarily in various types of municipal bonds, the interest on which is exempt from federal income tax. Distributions that are properly reported as exempt-interest dividends generally are not subject to federal income tax but may be subject to state and local taxes and, in certain instances, may result in liability for the federal alternative minimum tax for individual shareholders. Prospective investors should consult their tax advisors concerning their specific tax situations.
Additional Considerations for All Funds
Please see the SAI for additional discussion of the tax consequences of the above-described and other investments to the Funds and their shareholders.
The dates on which net investment income and capital gain dividends, if any, will be distributed will be available online at www.sixcirclesfunds.com.
Any investor for whom the applicable Fund does not have a valid taxpayer identification number may be subject to backup withholding.
144  |  Six Circles® Funds

The Funds are not intended for non-U.S. shareholders. Any non-U.S. shareholders may be subject to U.S. tax withholding on distributions by the Funds, as discussed in the SAI.
Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investment through such plans. The tax considerations described in this prospectus do not apply to such tax-exempt or tax-deferred entities or accounts. An investor should consult its tax advisor to determine the suitability of the Funds as investments and the tax treatment of distributions.
The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, each investor should consult a tax advisor to see how investing in a Fund and selection of a particular cost method of accounting will affect the investor’s own tax situation.
Portfolio Holdings Disclosure
No sooner than thirty calendar days after the end of each month, each Fund intends to disclose a schedule of its portfolio holdings as of the last day of that month. The Funds will post these schedules on the Six Circles Funds’ website at www.sixcirclesfunds.com. Not later than 60 days after the end of each fiscal quarter, each Fund will disclose its portfolio holdings schedule, as of the last day of that quarter, to the public. The quarterly schedules will be posted on the SEC’s website at www.sec.gov. From time to time, each Fund may post portfolio holdings on the Six Circles Funds’ website more frequently.
A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the SAI.
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Investment Practices
The table discusses the types of investments which can be held by the Funds. In each case, the related types of risk are also listed.
FUND NAME	FUND CODE
Six Circles Ultra Short Duration Fund	1
Six Circles Tax Aware Intermediate Duration Fund	2
Six Circles U.S. Unconstrained Equity Fund	3
Six Circles International Unconstrained Equity Fund	4
Six Circles Global Bond Fund	5
Six Circles Tax Aware Bond Fund	6
Six Circles Credit Opportunities Fund	7

INSTRUMENT	APPLICABLE FUND(S)	RISK TYPE
Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.
	1, 2, 5, 6, 7	Credit Interest Rate Liquidity Market Political Prepayment Valuation
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases and credit card receivables or other securities backed by other types of receivables or other assets.
	1, 2, 5, 6, 7	Credit Interest Rate Liquidity Market Political Prepayment Valuation
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	1, 2, 5, 6, 7	Credit Interest Rate Liquidity Market
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’
acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return.
Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.
	1, 2, 3, 4, 5, 6, 7	Credit Currency Interest Rate Liquidity Market Political
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes.
Such a practice will result in leveraging of the Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception of borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.
	1, 2, 3, 4, 5, 6, 7	Credit Interest Rate Market
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date.
	1, 2, 3, 4, 5, 6, 7	Credit Leverage Liquidity Management Market
146  |  Six Circles® Funds

INSTRUMENT	APPLICABLE FUND(S)	RISK TYPE
Collateralized Loan Obligations: Securities backed by an underlying portfolio of loan obligations.	1, 2, 5, 6, 7	Credit Extension Interest Rate Liquidity Market Prepayment
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1, 2, 3, 4, 5, 6, 7	Credit Currency Interest Rate Liquidity Market Political Valuation
Common Stock: Shares of ownership of a company.	1, 2, 3, 4, 5, 6, 7	Market
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	2, 3, 4, 5, 6, 7	Credit Market
Contracts for Difference: A privately negotiated arrangement between two parties where the return is linked to the price movement of an underlying security or stock market index.	2, 3, 4, 5, 6, 7	Credit Liquidity Market Political Valuation
Convertible Securities: Bonds or preferred stock that can convert to common stock, including contingent convertible securities.	1, 2, 3, 4, 5, 6, 7	Credit Currency Interest Rate Liquidity Market Political Valuation
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1, 2, 5, 6, 7	Credit Currency Interest Rate Liquidity Market Political Prepayment Valuation
Credit Default Swaps (“CDSs”): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement.
The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.
	1, 2, 5, 6, 7	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
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Investment Practices (continued)
INSTRUMENT	APPLICABLE FUND(S)	RISK TYPE
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain
U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.
	2, 5, 6, 7	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.
	1, 2, 5, 6, 7	Liquidity Management Market
Distressed Investments: Investments in the obligations (e.g., bonds, loans, equity, etc.) of an issuer undergoing restructuring, bankruptcy or other financial distress.	1, 2, 3, 4, 5, 6, 7	Credit Interest Rate Leverage Liquidity Management Market Valuation
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	1, 2, 3, 4, 5, 6, 7	Currency Foreign Investment
Exchange-Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments.
	1, 2, 3, 4, 5, 6, 7	Investment Company Market
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or operational purposes or to increase income or gain to a
Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards), forward rate agreements and currency swaps, caps and floors.
	1, 2, 3, 4, 5, 6, 7	Credit Currency Foreign Investment Leverage Liquidity Management Market Prepayment
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks.
Foreign securities may also include American Depositary Receipts (“ADRs”), Global
Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and American
Depositary Securities (“ADSs”).
	1, 2, 3, 4, 5, 6, 7	Foreign Investment Liquidity Market Political Prepayment Valuation
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but deemed by a Fund’s adviser to be of comparable quality.
	1, 2, 5, 6, 7	Credit Currency High Yield Securities Interest Rate Liquidity Market Political Portfolio Quality Valuation
Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.
	1, 2, 5, 6, 7	Credit Currency Interest Rate Political
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INSTRUMENT	APPLICABLE FUND(S)	RISK TYPE
Initial Public Offerings (“IPOs”): A transaction in which a previously private company makes its first sale of stock to the public.	1, 2, 3, 4, 5, 6, 7	Market
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.
	1, 2, 5, 6, 7	Credit Leverage Market
Investment Company Securities: Shares or units issued by entities that pool investor capital to invest in portfolios of securities, such as stocks, bonds, and other assets. Regulated primarily under the Investment Company Act of 1940, these include money market funds and other mutual funds (open-end), closed-end funds, and unit investment trusts (“UITs”).
	1, 2, 3, 4, 5, 6, 7	Investment Company Market
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries.	2, 7	Credit Currency Extension Foreign Investment Interest Rate Liquidity Market Political Prepayment
Master Limited Partnerships (“MLPs”): Limited partnerships that are publicly traded on a securities exchange.	3, 4, 5, 6, 7	Credit Liquidity Management Market
Mortgages (Directly Held): Debt instruments secured by real property.	1, 2, 5, 6, 7	Credit Environmental Extension Interest Rate Liquidity Market Natural Event Political Prepayment Valuation
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”) and other asset-backed structures.
	1, 2, 5, 6, 7	Credit Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment Tax Valuation
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Investment Practices (continued)
INSTRUMENT	APPLICABLE FUND(S)	RISK TYPE
Mortgage Dollar Rolls[1]: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.

	2, 5, 6, 7	Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.
	1, 2, 5, 6, 7	Credit Interest Rate Market Natural Event Political Prepayment Tax Valuation
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	1, 2, 3, 4, 5, 6, 7	Credit Liquidity Management Market
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	1, 2, 5, 6, 7	Credit Foreign Investment Liquidity Political Valuation
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over-the-counter put and call options on securities, indexes of securities and futures contracts on securities, indexes of securities, interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities.
	1, 2, 3, 4, 5, 6, 7	Credit Leverage Liquidity Management Market
Preferred Securities: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1, 2, 3, 4, 5, 6, 7	Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not
registered under the Securities Act of 1933, as amended (the “1933 Act”), such as privately placed commercial paper and Rule 144A securities.
	1, 2, 3, 4, 5, 6, 7	Liquidity Market Restricted Securities Valuation
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	3, 4, 5, 6, 7	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation
1
All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1∕3% of the Fund’s total assets except as permitted by law.
150  |  Six Circles® Funds

INSTRUMENT	APPLICABLE FUND(S)	RISK TYPE
Regulation S Securities: Securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the 1933 Act.	1, 7	Credit Currency Foreign Investment High Yield Securities Interest Rate Liquidity Management Market Political Portfolio Quality Restricted Securities Valuation
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1, 2, 3, 4, 5, 6, 7	Credit Liquidity Market
Reverse Repurchase Agreements[1]: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date.	1, 2, 3, 4, 5, 6, 7	Credit Leverage Liquidity Market
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.
	2, 3, 4, 5, 6, 7	Market
Securities Lending: The lending of up to 33 1∕3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1, 2, 3, 4, 5, 6, 7	Credit Leverage Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	1, 2, 3, 4, 5, 6, 7	Credit Liquidity Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1, 2, 5, 6, 7	Credit Foreign Investment Liquidity Political Valuation
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (“IO”)
and Principal-Only (“PO”) securities issued outside a Real Estate Mortgage Investment
Conduit (“REMIC”) or CMO structure.
	1, 2, 5, 6, 7	Credit Liquidity Market Political Prepayment Valuation
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying index, currency, commodity or financial instrument.
	1, 2, 5, 6, 7	Credit Foreign Investment Liquidity Management Market Valuation
1
All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1∕3% of the Fund’s total assets except as permitted by law.
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Investment Practices (continued)
INSTRUMENT	APPLICABLE FUND(S)	RISK TYPE
Subsidiary: A wholly-owned subsidiary of a Fund through which such Fund seeks to purchase certain newly-issued Regulation S securities.	7	Credit Currency Foreign Investment High Yield Securities Interest Rate Liquidity Management Market Political Portfolio Quality Restricted Securities Valuation
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.
	1, 2, 3, 4, 5, 6, 7	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.
	1, 2, 5, 6, 7	Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances, a Fund may invest in cash and cash equivalents for temporary defensive purposes.	1, 2, 3, 4, 5, 6, 7	Credit Interest Rate Liquidity Market
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts
(“TRs”), Treasury Investment Growth Receipts (“TIGRs”) and Certificates of Accrual on
Treasury Securities (“CATS”).
	1, 2, 3, 4, 5, 6, 7	Market
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.
	2, 3, 4, 5, 6, 7	Credit Currency Interest Rate Liquidity Market Political Valuation
U.S. Government Agency Securities: Securities issued or guaranteed by agencies and instrumentalities of the U.S. government. These include all types of securities issued by the
Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage
Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie
Mac”), including funding notes, subordinated benchmark notes, CMOs and REMICs.
	1, 2, 3, 4, 5, 6, 7	Credit Government Securities Interest Rate Market
152  |  Six Circles® Funds

INSTRUMENT	APPLICABLE FUND(S)	RISK TYPE
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including
Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of
Securities (“STRIPS”) and Coupons Under Book Entry Safekeeping (“CUBES”).
	1, 2, 3, 4, 5, 6, 7	Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to a Fund on demand or at the expiration of a specified term.
	1, 2, 5, 6, 7	Credit Liquidity Market Valuation
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1, 2, 3, 4, 5, 6, 7	Credit Leverage Liquidity Market Valuation
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.
	1, 2, 5, 6, 7	Credit Currency Interest Rate Liquidity Market Political Valuation Zero-Coupon Bond
Risk related to certain investments held by the Funds:
Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.
Currency risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.
Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.
Extension risk The risk that a rise in interest rates will extend the life of a debt security to a date later than the anticipated prepayment date, causing the value of the investment to fall.
Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls, adverse economic developments, and exchange rate volatility. These risks are increased in emerging markets.
Government securities risk U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Circumstances could arise that would prevent the payment of interest or principal. Securities issued or guaranteed by certain U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support.
High yield securities risk The risk that a Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of a Fund’s investments and a Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.
Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall). A Fund may face a heightened level of interest rate risk due to certain changes in monetary policy.
Investment company risk If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of a Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.
Leverage risk The risk that gains or losses will be disproportionately higher than the amount invested.
Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.
Management risk The risk that a strategy used by a Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.
Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.
Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.
Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.
May 1, 2026  |  153

Investment Practices (continued)
Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.
Prepayment risk The risk that declining interest rates or other factors will result in unexpected prepayments, causing the value of the investment to fall.
Restricted Securities Risk. A Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss.
Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code of 1986, as amended, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.
Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.
Zero-Coupon Bond risk The risk that the market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year, even though the holder receives no interest payment on the bond during the year. A Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon bonds) to its shareholders each year to maintain its status as a regulated investment company and to eliminate tax at a Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. A Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which a Fund’s expenses could otherwise be allocated and may reduce a Fund’s rate of return.
154  |  Six Circles® Funds

This Page Intentionally Left Blank.

Financial Highlights
The financial highlights table is intended to help you understand the Funds' financial performance for the period of the Funds' operations, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Funds' Financial Statements and Other Information, which is available online at www.sixcirclesfunds.com or upon request by contacting your J.P. Morgan representative, by calling us collect at 1-212-464-2070. As of May 1, 2026, the Six Circles Tax Aware Ultra Short Duration Fund changed its name to Six Circles Tax Aware Intermediate Duration Fund. The below displays the Fund's financial highlights as of December 31, 2025, prior to the effective date of the name change.
	Per share operating performance:
		Investment operations			Distributions
	Net asset value, beginning of year	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
Six Circles Ultra Short Duration Fund
Year Ended December 31, 2025	$9.99	$0.45	$0.02	$0.47	$(0.44)	$—	$—	$(0.44)
Year Ended December 31, 2024	9.89	0.49	0.09	0.58	(0.48)	—	—	(0.48)
Year Ended December 31, 2023	9.73	0.42	0.13	0.55	(0.38)	—	(0.01)	(0.39)
Year Ended December 31, 2022	9.95	0.14	(0.13)	0.01	(0.23)	—	—	(0.23)
Year Ended December 31, 2021	10.03	0.07	(0.06)	0.01	(0.09)	—	—	(0.09)

(a)
Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
156  |  Six Circles® Funds

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of year	Total return (b)	Net assets, end of year (000’s)	Net expenses with interest expense (c)	Net expenses, without interest expense	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$10.02	4.82%	$809,958	0.19%	0.19%	4.45%	0.33%	59.33%
9.99	5.96	682,961	0.20	0.20	4.97	0.33	77.83
9.89	5.82	593,710	0.19	0.19	4.24	0.32	60.63
9.73	0.06	567,422	0.19	0.19	1.43	0.32	33.24
9.95	0.15	620,423	0.18	0.18	0.69	0.31	66.58
May 1, 2026  |  157

Financial Highlights (continued)

	Per share operating performance:
		Investment operations			Distributions
	Net asset value, beginning of year	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Total distributions
Six Circles Tax Aware Ultra Short Duration Fund
Year Ended December 31, 2025	$9.89	$0.33	$0.03	$0.36	$(0.32)	$(0.32)
Year Ended December 31, 2024	9.87	0.36	—	0.36	(0.34)	(0.34)
Year Ended December 31, 2023	9.78	0.30	0.07	0.37	(0.28)	(0.28)
Year Ended December 31, 2022	9.97	0.10	(0.14)	(0.04)	(0.15)	(0.15)
Year Ended December 31, 2021	10.02	0.06	(0.05)	0.01	(0.06)	(0.06)

(a)
Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
158  |  Six Circles® Funds

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of year	Total return (b)	Net assets, end of year (000’s)	Net expenses with interest expense (c)	Net expenses, without interest expense	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$9.93	3.69%	$1,025,747	0.15%	0.15%	3.30%	0.30%	45.80%
9.89	3.74	795,100	0.15	0.15	3.59	0.31	51.20
9.87	3.84	698,186	0.15	0.15	3.09	0.30	62.66
9.78	(0.36)	564,290	0.15	0.15	1.06	0.31	58.13
9.97	0.08	643,067	0.15	0.15	0.63	0.30	49.05
May 1, 2026  |  159

Financial Highlights (continued)

	Per share operating performance:
		Investment operations			Distributions
	Net asset value, beginning of year	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions
Six Circles U.S. Unconstrained Equity Fund
Year Ended December 31, 2025	$17.41	$0.21	$3.16	$3.37	$(0.20)	$(1.55)	$(1.75)
Year Ended December 31, 2024	14.84	0.22	3.51	3.73	(0.23)	(0.93)	(1.16)
Year Ended December 31, 2023	11.52	0.19	3.31	3.50	(0.17)	(0.01)	(0.18)
Year Ended December 31, 2022	15.01	0.16	(3.34)	(3.18)	(0.16)	(0.15)	(0.31)
Year Ended December 31, 2021	13.44	0.20	3.84	4.04	(0.19)	(2.28)	(2.47)

(a)
Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
160  |  Six Circles® Funds

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of year	Total return (b)	Net assets, end of year (000’s)	Net expenses with interest expense (c)	Net expenses, without interest expense	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$19.03	19.36%	$32,232,232	0.05%	0.05%	1.14%	0.26%	61.09%
17.41	24.87	25,299,332	0.05	0.05	1.29	0.26	38.08
14.84	30.43	22,024,769	0.06	0.06	1.40	0.27	62.51
11.52	(21.22)	14,690,706	0.06	0.06	1.26	0.27	48.77
15.01	30.48	18,337,953	0.05	0.05	1.26	0.26	70.88
May 1, 2026  |  161

Financial Highlights (continued)

	Per share operating performance:
		Investment operations			Distributions
	Net asset value, beginning of year	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Total distributions
Six Circles International Unconstrained Equity Fund
Year Ended December 31, 2025	$10.66	$0.36	$3.28	$3.64	$(0.44)	$(0.44)
Year Ended December 31, 2024	10.75	0.32	(0.06)	0.26	(0.35)	(0.35)
Year Ended December 31, 2023	9.30	0.28	1.48	1.76	(0.31)	(0.31)
Year Ended December 31, 2022	11.10	0.28	(1.79)	(1.51)	(0.29)	(0.29)
Year Ended December 31, 2021	9.98	0.28(d)	1.11	1.39	(0.27)	(0.27)

(a)
Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)
Includes income recognized from non-cash dividends which amounted to $0.02 per share and 0.152% of average net assets for the year ended December 31, 2021.
(e)
Includes interest expense, which was 0.009% for the year ended December 31, 2021.
162  |  Six Circles® Funds

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of year	Total return (b)	Net assets, end of year (000’s)	Net expenses with interest expense (c)	Net expenses, without interest expense	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$13.86	34.19%	$19,570,070	0.08%	0.08%	2.86%	0.28%	48.43%
10.66	2.28	14,952,566	0.08	0.08	2.77	0.28	38.63
10.75	18.96	13,764,429	0.08	0.08	2.77	0.28	77.31
9.30	(13.60)	11,380,626	0.08	0.08	2.95	0.28	69.15
11.10	14.04	14,228,563	0.10(e)	0.10(e)	2.61(d)	0.30	61.71
May 1, 2026  |  163

Financial Highlights (continued)

	Per share operating performance:
		Investment operations			Distributions
	Net asset value, beginning of year	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
Six Circles Global Bond Fund
Year Ended December 31, 2025	$8.48	$0.26	$0.07	$0.33	$(0.38)	$—	$—	$(0.38)
Year Ended December 31, 2024	8.48	0.28	0.05	0.33	(0.33)	—	—	(0.33)
Year Ended December 31, 2023	8.10	0.26	0.38	0.64	—	—	(0.26)	(0.26)
Year Ended December 31, 2022	9.87	0.15	(1.02)	(0.87)	(0.90)	—	—	(0.90)
Year Ended December 31, 2021	10.20	0.09	(0.17)	(0.08)	(0.25)	—(h)	—	(0.25)

(a)
Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)
Includes interest expense, which was 0.035% for the year ended December 31, 2025.
(e)
Includes interest expense, which was 0.053% for the year ended December 31, 2024.
(f)
Includes interest expense, which was 0.058% for the year ended December 31, 2023.
(g)
Includes interest expense, which was 0.006% for the year ended December 31, 2022.
(h)
Amount rounds to less than $0.005.
164  |  Six Circles® Funds

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of year	Total return (b)	Net assets, end of year (000’s)	Net expenses with interest expense (c)	Net expenses, without interest expense	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$8.43	3.88%	$16,344,135	0.13%(d)	0.10%	3.08%	0.33%	158.83%
8.48	3.95	13,625,208	0.16(e)	0.11	3.29	0.35	189.59
8.48	8.02	10,193,090	0.18(f)	0.12	3.21	0.36	167.69
8.10	(8.84)	7,909,895	0.12(g)	0.12	1.60	0.31	227.27
9.87	(0.74)	7,804,063	0.11	0.11	0.86	0.30	308.56
May 1, 2026  |  165

Financial Highlights (continued)

	Per share operating performance:
		Investment operations			Distributions
	Net asset value, beginning of year	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions
Six Circles Tax Aware Bond Fund
Year Ended December 31, 2025	$9.76	$0.35	$0.04	$0.39	$(0.34)	$—	$(0.34)
Year Ended December 31, 2024	9.85	0.32	(0.09)	0.23	(0.32)	—	(0.32)
Year Ended December 31, 2023	9.52	0.27	0.33	0.60	(0.27)	—	(0.27)
Year Ended December 31, 2022	10.46	0.17	(0.94)	(0.77)	(0.17)	—	(0.17)
Year Ended December 31, 2021	10.45	0.11	0.01	0.12	(0.11)	—(d)	(0.11)

(a)
Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)
Amount rounds to less than $0.005.
166  |  Six Circles® Funds

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of year	Total return (b)	Net assets, end of year (000’s)	Net expenses with interest expense (c)	Net expenses, without interest expense	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$9.81	4.13%	$14,386,304	0.13%	0.13%	3.57%	0.27%	17.57%
9.76	2.37	11,582,272	0.13	0.13	3.30	0.27	12.29
9.85	6.37	8,065,630	0.14	0.14	2.79	0.28	12.31
9.52	(7.41)	5,860,578	0.14	0.14	1.71	0.28	49.51
10.46	1.15	6,392,319	0.13	0.13	1.04	0.28	13.54
May 1, 2026  |  167

Financial Highlights (continued)

	Per share operating performance:
		Investment operations			Distributions
	Net asset value, beginning of year	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions
Six Circles Credit Opportunities Fund†
Year Ended December 31, 2025	$8.88	$0.60	$0.20	$0.80	$(0.62)	$—	(0.62)
Year Ended December 31, 2024	8.76	0.62	0.12	0.74	(0.62)	—	(0.62)
Year Ended December 31, 2023	8.69	0.70	0.09	0.79	(0.72)	—	(0.72)
Year Ended December 31, 2022	10.28	0.58	(1.61)	(1.03)	(0.56)	—	(0.56)
Year Ended December 31, 2021	10.29	0.34	0.01(d)	0.35	(0.35)	(0.01)	(0.36)

†
Consolidated for years ended December 31, 2023, December 31, 2024, December 31, 2025.
(a)
Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)
Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statements of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
168  |  Six Circles® Funds

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of year	Total return (b)	Net assets, end of year (000’s)	Net expenses with interest expense (c)	Net expenses, without interest expense	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$9.06	9.33%	$5,064,809	0.25%	0.25%	6.70%	0.79%	69.13%
8.88	8.65	8,384,334	0.26	0.26	6.91	0.79	68.92
8.76	9.56	3,371,686	0.29	0.29	8.08	0.79	51.47
8.69	(10.02)	4,461,834	0.29	0.29	6.45	0.80	123.84
10.28	3.42	3,579,429	0.25	0.25	3.26	0.81	51.33
May 1, 2026  |  169

How To Reach Us
MORE INFORMATION
For investors who want more information on the Funds, the following documents are available free upon request:
ANNUAL REPORTS, SEMI-ANNUAL REPORTS, AND FINANCIAL STATEMENTS AND OTHER INFORMATION
The Fund's annual reports, semi-annual reports, and Financial Statements and Other Information contain more information about each Fund’s investments and performance. The annual reports also include details about the market conditions and investment strategies that have a significant effect on each Fund’s performance during the last fiscal year. In the Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.
Investors can get a free copy of these documents and other information, or ask us any questions, by contacting your J.P. Morgan representative, by calling us collect at 1-212-464-2070 or by writing to:
Six Circles Funds
c/o J.P. Morgan Private Investments Inc.
270 Park Avenue
New York, NY 10017
Investors can contact their JPM Programs directly for more information. Investors can also find information, including the SAI and annual and semiannual reports, online at www.sixcirclesfunds.com.
J.P. Morgan is committed to making our products and services accessible to meet the financial services needs of all our clients. If you are a person with a disability and need additional support accessing this material, please contact your J.P. Morgan team or email us at accessibility.support@jpmorgan.com for assistance.
Reports, a copy of the SAI, and the Financial Statements and Other Information about the Funds are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Investment Company Act File No. for the Fund is 811-23325.

©JPMorgan Chase & Co., 2026. All rights reserved. May 1, 2026.
PRO-6C-MAP-2026

Prospectus
Six Circles® Funds
May 1, 2026
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund
Ticker: CMEUX
Six Circles Managed Equity Portfolio International Unconstrained Fund
Ticker: CMIUX
This Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Six Circles® Managed Equity Portfolio U.S. Unconstrained Fund
Ticker: CMEUX
What is the goal of the Fund?
The Fund seeks to provide capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1,2]	0.25%
Distribution (Rule 12b-1) Fees	None
Other Expenses[3]	0.02%
Total Annual Fund Operating Expenses	0.27%
Fee Waiver and Expense Reimbursement[1,2]	(0.21)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[1,2]	0.06%
1
The Fund’s adviser, J.P. Morgan Private Investments Inc. (“JPMPI”) and/or its affiliates have contractually agreed through at least April 30, 2027 to waive any management fees that exceed the aggregate management fees the adviser is contractually required to pay the Fund’s sub-advisers. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. JPMPI may terminate the waiver, under its terms, effective upon the end of the then-current term, by providing at least ninety (90) days prior written notice to the Six Circles Trust. The waiver may not otherwise be terminated by JPMPI without the consent of the Board of Trustees of the Six Circles Trust, which consent will not be unreasonably withheld. Such waivers are not subject to reimbursement by the Fund.
2
Additionally, the Fund’s adviser has contractually agreed through at least April 30, 2027 to reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.45% of the average daily net assets of the Fund (the “Expense Cap”). An expense reimbursement by the Fund’s adviser is subject to repayment by the Fund only to the extent it can be made within thirty-six months following the date of such reimbursement by the adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements by the adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the adviser or at the time of repayment by the Fund. This expense reimbursement is in effect through April 30, 2027, at which time the adviser and/or its affiliates will determine whether to renew or revise it.
3
“Other Expenses” are based on actual expenses incurred in the most recent fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 4/30/27 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	6	66	131	322
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 24.86% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings) in equity securities issued by U.S. companies and other instruments with economic characteristics similar to equity securities issued by U.S. companies. Equity securities include common stock, preferred stock and securities or other instruments whose price is linked to the value of common or preferred stock. The Fund is generally unconstrained by any particular capitalization, style or industry sector. The Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”) that own and/or manage properties. From time to time, the Fund may also use derivatives, including futures, forward contracts and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference), to manage short-term liquidity and/or as substitutes for comparable market positions in the securities in the applicable Indexes (as defined below).
For purposes of this 80% investment policy, the Fund will treat an investment in derivatives as an investment in the securities underlying such derivatives and will value such derivatives at market value.
The Fund will provide shareholders with at least 60 days’ prior notice of any change to its 80% investment policy.
The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended. A non-diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. The Fund will likely engage in active and frequent trading. The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
May 1, 2026  |  1

Six Circles® Managed Equity Portfolio U.S. Unconstrained Fund (continued)
J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), primarily seeks to achieve the Fund’s investment objective by actively allocating and reallocating the Fund’s assets among equity securities (or other instruments with economic characteristics similar to equity securities) in various U.S. industrial or economic sectors or sub-sectors (such as, by way of example only, companies in the automotive or health care sector) that the Adviser believes provide attractive investment opportunities at that time. In doing so, the Adviser is not limited to any specific sectors and may choose to allocate and reallocate the Fund’s assets among any sectors or sub-sectors the Adviser chooses at the time. In order to implement its allocation decisions, the Adviser selects various publicly available equity indexes (such as an index of the largest U.S. companies), or specific portions (sub-indexes) of such an index (such as the automotive sector within the larger index) (together, the “Indexes”), that represent the sectors to which the Adviser desires to allocate the Fund’s assets. Generally, an Index will represent a certain industry, geographic region or other sector component of a publicly available U.S. equity index.
Once the Adviser has selected the desired Indexes, it determines how much of the Fund’s assets to allocate or reallocate to each Index and instructs the Fund’s current sub-adviser, BlackRock Investment Management, LLC (the “Sub-Adviser” or “BlackRock”), to invest the allocated assets in a manner that seeks to replicate the investment performance of the respective Indexes. We refer to an allocation of the Fund’s assets to a specific Index as an “indexed investment strategy.” As discussed in more detail below, BlackRock then seeks to manage each indexed investment strategy in a manner that will replicate the investment performance of the respective Index. The Adviser, depending on its investment views, may regularly allocate and reallocate the Fund’s assets among different or new indexed investment strategies and may cease allocating to existing indexed investment strategies. The Fund’s assets may be allocated to multiple indexed investment strategies at any time.
In addition to allocating and reallocating the Fund’s assets among one or more indexed investment strategies, the Adviser may also select securities of specific individual companies for the Fund to purchase or sell on an ongoing basis and the amount of the Fund’s assets to allocate to such securities. We refer collectively to the securities selected by the Adviser in this manner as the “Custom U.S. Equity Sleeve.” When the Adviser makes individual security selections in this manner for the Custom U.S. Equity Sleeve, the securities will be publicly traded large capitalization U.S. equity securities and the securities may represent a variety of U.S. sectors, sub-sectors or industries. These individual securities in the Custom U.S. Equity Sleeve will be selected by the Adviser based on its investment analysis in order to assist with portfolio construction, risk management, liquidity considerations or a combination thereof. For example, the Adviser may determine to invest in a specific security within a broader Index, if it believes doing so would be preferable from an investment perspective to investing in all of the companies within that Index. In order to implement these individual security selections within the Custom U.S. Equity Sleeve, the Adviser then directs the Sub-Adviser to invest a specified allocation of the Fund’s assets so as to replicate the investment performance of the identified securities within the Custom U.S. Equity Sleeve. Currently, under normal market conditions, the Custom U.S. Equity Sleeve is not expected to constitute more than 45% of the Fund’s total assets. The Adviser is not obligated to select individual securities or to maintain a Custom U.S. Equity Sleeve and may allocate the Fund’s assets solely among indexed investment strategies.
In allocating the assets of the Fund among indexed investment strategies, or selecting individual securities within the Custom U.S. Equity Sleeve, the Adviser generally makes investment decisions based on a combination of financial analysis of individual companies, industries, sectors and geographies, such as financial modeling and individual company research. The Adviser also incorporates into its investment process macro-economic considerations, factors and trends, as well as analysis of risk, liquidity, potential for tracking error and other portfolio construction factors. The Adviser may, in its discretion, add to, delete from or modify the categories of indexed investment strategies employed by the Fund at any time or the securities within the Custom U.S. Equity Sleeve, or add other investment strategies, including active strategies, managed by one or more sub-advisers at any time. As described in the box below, in making allocations among the indexed investment strategies and the Custom U.S. Equity Sleeve, and/or in changing the categories of indexed investment strategies and other investment strategies employed by the Fund, the Adviser also expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the Fund is exclusively designed. As such, the Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.
BlackRock
BlackRock, the Sub-Adviser, manages each individual indexed investment strategy (and the Custom U.S. Equity Sleeve) to which the Adviser has allocated Fund assets with the goal of replicating the performance of the respective Index (and the individual securities within the Custom U.S. Equity Sleeve). BlackRock also facilitates the transition among indexed investment strategies as directed by the Adviser. BlackRock seeks to manage each of the indexed investment strategies by replicating the Index fully when applicable or investing in a quantitatively selected portfolio of securities with characteristics expected to match the performance of the applicable Index, including through the use of derivatives such as futures, forwards and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference). The securities selected for each indexed investment strategy are expected to have, in the aggregate, investment characteristics (based on factors such as
2  |  Six Circles® Funds

market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable Index. The Fund may or may not hold all of the securities in an applicable Index and BlackRock is free to use its discretion as to how best to replicate the performance of each applicable Index.
General Information
The Adviser may adjust allocations to the Sub-Adviser and any additional sub-adviser of the Fund at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Fund’s Sub-Adviser or Sub-Advisers, or the portion of the Fund allocated to it or them, may change over time. Generally, except in the case of the Custom U.S. Equity Sleeve, the Sub-Adviser is responsible for deciding which securities to purchase and sell for the Fund. Additionally, the Sub-Adviser is generally responsible for placing orders for the Fund’s transactions.
However, the Adviser reserves the right to instruct the Sub-Adviser as needed on Fund transactions and manage a portion of the Fund’s portfolio directly, either by instructing the Sub-Adviser or otherwise, including without limitation, when it has high conviction views, for portfolio hedging, to adjust the Fund’s overall market exposure or to temporarily manage assets as a result of a Sub-Adviser’s resignation or removal.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the Adviser’s or Sub-Adviser’s expectations regarding particular instruments or markets are not met.
An investment in this Fund or any other fund is not designed to be a complete investment program. It is primarily intended to be part of a broader Managed Equity Portfolio investment program administered by the Adviser or its affiliates. The performance and objectives of the Fund should be evaluated only in the context of your complete investment program. The Fund is managed to take into account the investment goals of the broader Managed Equity Portfolio investment program and therefore changes in value of the Fund may be particularly pronounced and the Fund may underperform a similar fund managed without consideration of the broader investment program. The Fund is NOT designed to be used as a stand-alone investment.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the
Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
Equity Securities Risk. Investments in equity securities (such as stocks) may be more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. If a company becomes insolvent, its equity securities are repaid only after all other debts of the company have been repaid. This can result in a potential severe reduction in, or total loss of, their value. Investing in equity securities may also expose the Fund to inflation and currency risk. Further, the investor will be exposed to the specific risks of the industry in which the company operates. For example, a computer chip manufacturer might have exposure to the availability and price of certain metals. Equity securities may or may not be registered, publicly listed or traded on an exchange, and these securities are more likely to be illiquid and therefore subject to a higher degree of liquidity risk than registered or listed securities.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, supply chain disruptions, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s
May 1, 2026  |  3

Six Circles® Managed Equity Portfolio U.S. Unconstrained Fund (continued)
shares being more sensitive to economic results of those issuing the securities. The value of the Fund’s shares may also be more volatile than the value of a fund which invests in more securities.
Large Cap Company Risk. To the extent the Fund invests principally in large cap company securities, it may underperform other funds during periods when the Fund’s securities are out of favor.
Mid Cap Company Risk. Investments in mid cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.
Smaller Company Risk. Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid capitalization and small capitalization companies). Investments in smaller companies may be riskier than investments in larger companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.
Real Estate Investment Trusts Risk. The Fund’s investments in securities of real estate investment trusts (“REITs”) are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. Debt securities of REITs are also subject to the risks of debt securities in general. For example, such securities are more sensitive to interest rates than equity securities of REITs.
High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income. For example, the Fund may, at the direction of the Adviser, frequently reallocate its assets among different indexed investment strategies, which could cause the Sub-Adviser frequently to replace a significant portion of the securities and other instruments in the Fund’s portfolio through sales and purchases so as to reflect the changing allocations, including selling and repurchasing the same securities in quick succession.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Derivatives Risk. Derivatives, including futures, options, swaps and forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes the risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of a Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Derivatives also subject the Fund to liquidity risk because the liquidity of derivatives is often based on the liquidity of the underlying instruments. In addition, the possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Counterparty Risk. The Fund may have exposure to the credit risk of counterparties with which it deals in connection with the investment of its assets, whether engaged in exchange-traded or off-exchange transactions or through brokers, dealers, custodians and exchanges through which it engages. In addition, many protections afforded to cleared transactions, such as the security afforded by transacting through a clearinghouse,
4  |  Six Circles® Funds

might not be available in connection with over-the-counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the account will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and will sustain losses.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Information Technology Sector Risk. Market or economic factors impacting technology companies could have an impact on the value of the Fund’s investments. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence and frequent new product introduction, unpredictable changes in growth rates, competition for the services of qualified personnel, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs, all of which may have an adverse effect on their profit margins. Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect their profitability.
Consumer Discretionary Sector Risk. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector may be affected by changes in domestic and international economies, exchange rates, interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.
Communication Services Sector Risk. Communication services companies may be greatly affected by technological advancements, market competition, supply chain issues, and labor shortages. Companies in the communication services sector may also be affected by research and development costs, substantial capital requirements, pricing competition and government regulations. Certain communication services companies may also be susceptible to network security breaches, including hacking, ransomware attacks, denial of service attacks, and potential theft, loss, or unauthorized disclosure of proprietary or consumer information, which may result in disruptions in service, reputational damage, regulatory penalties, or financial losses. Additionally, the communication services sector is impacted by fluctuating market demands both domestically and internationally, as well as shifting demographics and unpredictable changes in consumer preferences. Companies in the communication services sector also face intense competition in new product development, deployment, and delivery.
Tracking Error Risk. In carrying out the investment program of the Fund, the Sub-Adviser will typically be instructed by the Adviser to replicate the performance of one or more indexes, although the Fund is not a passive index fund. Tracking error is the divergence of the Fund’s performance from that of those indexes. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in those indexes, pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s net asset value ("NAV")), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to those indexes or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while those indexes do not. Additionally, to comply with regulatory requirements, the Fund does not invest in securities issued by JPMorgan Chase & Co. This could cause the Fund to experience tracking error when an index includes such securities.
Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions or a lack of willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can increase the volatility of the Fund’s NAV per share. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.
May 1, 2026  |  5

Six Circles® Managed Equity Portfolio U.S. Unconstrained Fund (continued)
Allocation Risk. The Fund’s ability to achieve its investment objective depends upon the Adviser’s ability to select the optimum mix of index components and the indexed investment strategies in light of market conditions. There is a risk that the Adviser’s evaluations and assumptions regarding the investment strategies may be incorrect in view of actual market conditions.
Preferred Securities Risk. Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Management Risk. The Fund is subject to management risk. The Sub-Adviser and its portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment decisions for its allocated portion of the Fund, but there can be no guarantee that these decisions will produce the desired results. In addition, legislative, regulatory or tax developments may affect the investment techniques available to the Sub-Adviser in connection with managing its allocated portion of the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Large Shareholder Risk. To the extent a large proportion of shares are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser or its affiliates have investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser or its affiliates.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from year to year since the Fund’s inception (i.e., for the past six calendar years). The table shows the average annual total returns for the past one year, five years and life of the Fund. The table compares that performance to the MSCI USA Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.sixcirclesfunds.com or by calling 1-212-464-2070.
YEAR-BY-YEAR RETURNS

40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
29.09%
26.68%
-20.26%
29.09%
24.94%
18.38%
2020
2021
2022
2023
2024
2025

Best Quarter	2nd quarter, 2020	20.38%
Worst Quarter	2nd quarter, 2022	-16.29%

The Fund’s year-to-date return	through	3/31/26	was	-5.11%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2025)
	Past	Past	Life of Fund Since
	1 Year	5 Years	4/10/19
FUND
Return Before Taxes	18.38%	14.04%	16.46%
Return After Taxes on Distributions	18.09	13.47	15.78
Return After Taxes on Distributions and Sale of Fund Shares	11.07	11.08	13.32
MSCI USA INDEX (Reflects No Deduction for Fees, Expenses or Taxes)	17.75	13.87	15.48
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser
6  |  Six Circles® Funds

J.P. Morgan Private Investments Inc.
Portfolio Manager	Managed the Fund Since	Primary Title with Adviser
Richard Madigan	Inception	Managing Director and Chief Investment Officer
Miles Wixon	Inception	Managing Director
David Cassese	2022	Managing Director
Sub-Adviser
The Adviser currently allocates Fund assets to BlackRock, the current Sub-Adviser to the Fund.
BlackRock
Portfolio Manager	Managed the Fund Since	Primary Title with Sub-Adviser
Jennifer Hsui, CFA	Inception	Managing Director
Peter Sietsema, CFA	2022	Director
Matt Waldron	2025	Managing Director
Steven White	2025	Director
Purchase and Sale of Fund Shares
The Fund is designed exclusively for investors participating in investment advisory programs, trusts or pooled investment vehicles managed by JPMorgan Chase Bank, N.A., J.P. Morgan
Private Investments Inc. or one of their affiliates (each, a “JPM Program”). In particular, the Fund is designed to be an investment vehicle for the Managed Equity Portfolio strategy option available through discretionary JPM Programs. Fund shares may only be purchased through a JPM Program by a JPM Program representative acting on your behalf. Fund shares may be purchased or redeemed on any business day. For purposes of this prospectus, commingled investment vehicles and other pooled investment vehicles, such as registered investment companies, advised by the Adviser or its affiliates are considered to be participating in a JPM Program and are therefore eligible to invest in the Fund.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when an investor’s investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case the investor may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
May 1, 2026  |  7

Six Circles® Managed Equity Portfolio International Unconstrained Fund
Ticker: CMIUX
What is the goal of the Fund?
The Fund seeks to provide capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1,2]	0.25%
Distribution (Rule 12b-1) Fees	None
Other Expenses[3]	0.05%
Total Annual Fund Operating Expenses	0.30%
Fee Waiver and Expense Reimbursement[1,2]	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[1,2]	0.10%
1
The Fund’s adviser, J.P. Morgan Private Investments Inc. (“JPMPI”) and/or its affiliates have contractually agreed through at least April 30, 2027 to waive any management fees that exceed the aggregate management fees the adviser is contractually required to pay the Fund’s sub-advisers. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. JPMPI may terminate the waiver, under its terms, effective upon the end of the then-current term, by providing at least ninety (90) days prior written notice to the Six Circles Trust. The waiver may not otherwise be terminated by JPMPI without the consent of the Board of Trustees of the Six Circles Trust, which consent will not be unreasonably withheld. Such waivers are not subject to reimbursement by the Fund.
2
Additionally, the Fund’s adviser has contractually agreed through at least April 30, 2027 to reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.50% of the average daily net assets of the Fund (the “Expense Cap”). An expense reimbursement by the Fund’s adviser is subject to repayment by the Fund only to the extent it can be made within thirty-six months following the date of such reimbursement by the adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements by the adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the adviser or at the time of repayment by the Fund. This expense reimbursement is in effect through April 30, 2027, at which time the adviser and/or its affiliates will determine whether to renew or revise it.
3
“Other Expenses” are based on actual expenses incurred in the most recent fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 4/30/27 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	10	76	148	361
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 40.24% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings) in equity securities and other instruments with economic characteristics similar to equity securities. Equity securities include common stock, preferred stock and securities or other instruments whose price is linked to the value of common or preferred stock. The Fund primarily invests in the equity securities of non-U.S. companies and is generally unconstrained by any particular capitalization, style or sector or non-U.S. country. Non-U.S. companies can be companies where: (i) the relevant security is issued outside the United States; (ii) the principal trading market for the relevant security is outside the United States; (iii) the company is organized under the laws of a non-U.S. country; (iv) the company derives at least 50% of its revenues or profits from a non-U.S. country or has at least 50% of its total assets situated in a non-U.S. country; or (v) the company is a foreign government (or any political subdivision, agency, authority or instrumentality of such government). In addition to equity securities issued by companies in developed countries, which will be the Fund’s focus, the Fund may also invest in companies in emerging markets or developing countries, U.S. dollar-denominated securities issued by foreign entities, and American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”), including unsponsored ADRs or GDRs. The Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”) that own and/or manage properties. From time to time, the Fund may also use derivatives, including futures, forward contracts and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference), to manage short-term liquidity and/or as substitutes for comparable market positions in the securities in the applicable Indexes (as defined below). For purposes of
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this 80% investment policy, the Fund will treat an investment in derivatives as an investment in the securities underlying such derivatives and will value such derivatives at market value.
The Fund will provide shareholders with at least 60 days’ prior notice of any change to its 80% investment policy.
The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended. A non-diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers.
The Fund will likely engage in active and frequent trading. The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), primarily seeks to achieve the Fund’s investment objective by actively allocating and reallocating the Fund’s assets among equity securities (or other instruments with economic characteristics similar to equity securities) in various non-U.S. sectors or subsectors, or geographical regions (such as, by way of example only, companies in the European financial sector) that the Adviser believes provide attractive investment opportunities at that time. In doing so, the Adviser is not limited to any specific sectors and may choose to allocate and reallocate the Fund’s assets among any sectors or sub-sectors the Adviser chooses at the time. In order to implement its allocation decisions, the Adviser selects various publicly available equity indexes (such as an index of the European companies), or specific portions (sub-indexes) of such an index (such as the financial sector within the larger index) (together, the “Indexes”), that represent the sectors to which the Adviser desires to allocate the Fund’s assets. Generally, an Index will represent a certain industry, geographic region or other sector component of a publicly available non-U.S. equity index.
Once the Adviser has selected the desired Indexes, it determines how much of the Fund’s assets to allocate or reallocate to each Index and instructs the Fund’s current sub-adviser, BlackRock Investment Management, LLC (the “Sub-Adviser” or “BlackRock”), to invest the allocated assets in a manner that seeks to replicate the investment performance of the respective Indexes. We refer to an allocation of the Fund’s assets to a specific Index as an “indexed investment strategy.” As discussed in more detail below, BlackRock then seeks to manage each indexed investment strategy in a manner that will replicate the investment performance of the respective Index. The Adviser, depending on its investment views, may regularly allocate and reallocate the Fund’s assets among different or new indexed investment strategies and may cease allocating to existing indexed investment strategies. The Fund’s assets may be allocated to multiple indexed investment strategies at any time.
In addition to allocating and reallocating the Fund’s assets among one or more indexed investment strategies, the Adviser may also select securities of specific individual companies for the Fund to purchase or sell on an ongoing basis and the amount of the Fund’s assets to allocate to such securities. We refer collectively to the securities selected by the Adviser in this manner as the “Custom International Equity Sleeve.” When the Adviser makes individual security selections in this manner for the Custom International Equity Sleeve, the securities will be publicly traded non-U.S. equity securities and the securities may represent a variety of non-U.S. sectors, sub-sectors, industries or geographical regions. These individual securities in the Custom International Equity Sleeve will be selected by the Adviser based on its investment analysis in order to assist with portfolio construction, risk management, liquidity considerations or a combination thereof. For example, the Adviser may determine to invest in a specific security within a broader Index, if it believes doing so would be preferable from an investment perspective to investing in all of the companies within that Index. In order to implement these individual security selections within the Custom International Equity Sleeve, the Adviser then directs the Sub-Adviser to invest a specified allocation of the Fund’s assets so as to replicate the investment performance of the identified securities within the Custom International Equity Sleeve. Currently, under normal market conditions, the Custom International Equity Sleeve is not expected to constitute more than 45% of the Fund’s total assets. The Adviser is not obligated to select individual securities or to maintain a Custom International Equity Sleeve and may allocate the Fund’s assets solely among indexed investment strategies.
In allocating the assets of the Fund among indexed investment strategies, or selecting individual securities within the Custom International Equity Sleeve, the Adviser generally makes investment decisions based on a combination of financial analysis of individual companies, industries, sectors and geographies, such as financial modeling and individual company research. The Adviser also incorporates into its investment process macro-economic considerations, factors and trends, as well as analysis of risk, liquidity, potential for tracking error and other portfolio construction factors. The Adviser may, in its discretion, add to, delete from or modify the categories of indexed investment strategies employed by the Fund at any time or the securities within the Custom International Equity Sleeve, or add other investment strategies, including active strategies, managed by one or more sub-advisers at any time. As described in the box below, in making allocations among the indexed investment strategies and the Custom International Equity Sleeve, and/or in changing the categories of indexed investment strategies and other investment strategies employed by the Fund, the Adviser also expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the Fund is exclusively designed. As such, the Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.
BlackRock
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Six Circles® Managed Equity Portfolio International Unconstrained Fund (continued)
BlackRock, the Sub-Adviser, manages each individual indexed investment strategy (and the Custom International Equity Sleeve) to which the Adviser has allocated Fund assets with the goal of replicating the performance of the respective Index (and the individual securities within the Custom International Equity Sleeve). BlackRock also facilitates the transition among indexed investment strategies as directed by the Adviser. BlackRock seeks to manage each of the indexed investment strategies by replicating the Index fully when applicable or investing in a quantitatively selected portfolio of securities with characteristics expected to match the performance of the applicable Index, including through the use of derivatives such as futures, forwards and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference). The securities selected for each indexed investment strategy are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable Index. The Fund may or may not hold all of the securities in an applicable Index and BlackRock is free to use its discretion as to how best to replicate the performance of each applicable Index.
General Information
The Adviser may adjust allocations to the Sub-Adviser and any additional sub-adviser of the Fund at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Fund’s Sub-Adviser or Sub-Advisers, or the portion of the Fund allocated to it or them, may change over time. Generally, except in the case of the Custom International Equity Sleeve, the Sub-Adviser is responsible for deciding which securities to purchase and sell for the Fund. Additionally, the Sub-Adviser is generally responsible for placing orders for the Fund’s transactions. However, the Adviser reserves the right to instruct the Sub-Adviser as needed on Fund transactions and manage a portion of the Fund’s portfolio directly, either by instructing the Sub-Adviser or otherwise, including without limitation, when it has high conviction views, for portfolio hedging, to adjust the Fund’s overall market exposure or to temporarily manage assets as a result of a Sub-Adviser’s resignation or removal.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the Adviser’s and/or Sub-Adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund is not designed to be a complete investment program. It is primarily intended to be part of a broader Managed Equity Portfolio investment program administered by the Adviser or its affiliates. The performance and objectives of the Fund should be evaluated only in the context of your complete investment program. The Fund is managed to take into account the investment goals of the broader Managed Equity Portfolio investment program and therefore changes in value of the Fund may be particularly pronounced and the Fund may underperform a similar fund managed without consideration of the broader investment program. The Fund is NOT designed to be used as a stand-alone investment.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
Equity Securities Risk. Investments in equity securities (such as stocks) may be more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. If a company becomes insolvent, its equity securities are repaid only after all other debts of the company have been repaid. This can result in a potential severe reduction in, or total loss of, their value. Investing in equity securities may also expose the Fund to inflation and currency risk. Further, the investor will be exposed to the specific risks of the industry in which the company operates. For example, a computer chip manufacturer might have exposure to the availability and price of certain metals. Equity securities may or may not be registered, publicly listed or traded on an exchange, and these securities are more likely to be illiquid and therefore subject to a higher degree of liquidity risk than registered or listed securities.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other
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asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, supply chain disruptions, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities.
The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.
Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Additionally, the Fund may have substantial difficulties exercising its legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging market countries, which can increase the risks of loss. From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company's performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or subjects to sanctions.
High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income. For example, the Fund may, at the direction of the Adviser, frequently reallocate its assets among different indexed investment strategies, which could cause the Sub-Adviser frequently to replace a significant portion of the securities and other instruments in the Fund’s portfolio through sales and purchases so as to reflect the changing allocations, including selling and repurchasing the same securities in quick succession.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in the various countries in which it invests in Europe and in Europe more generally, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns and fiscal and monetary controls imposed on member countries of the European Union.
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Six Circles® Managed Equity Portfolio International Unconstrained Fund (continued)
Asia Pacific Market Risk. The small size of securities markets and the low trading volume in some countries in the Asia Pacific Region may lead to a lack of liquidity. Also, some Asia Pacific economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.
Certain of the currencies in the Asia Pacific region have experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of the Fund.
The trading volume on some Asia Pacific region stock exchanges is much lower than in the United States, and Asia Pacific region securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States. The imposition of tariffs or other trade barriers, or a downturn in the economy of a significant trading partner could adversely impact Asia Pacific companies. If the Fund concentrates in the Asia Pacific region, the Fund’s performance may be more volatile than that of a fund that invests globally. If Asia Pacific securities fall out of favor, it may cause a fund that concentrates in the Asia Pacific region to underperform funds that do not concentrate in the Asia Pacific region.
Greater China Region Risk. In addition to the risks listed under “Foreign Securities and Emerging Markets Risk,” investments in Mainland China, Hong Kong and Taiwan are subject to significant legal, regulatory, monetary and economic risks, as well as the potential for regional and global conflicts, including actions that are contrary to the interests of the U.S.
Investments in Mainland China involve political and legal uncertainties, currency fluctuations and aggressive currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets, which could adversely affect and significantly diminish the values of the Mainland Chinese companies in which the Fund invests. The Mainland Chinese securities markets are emerging markets characterized by greater price volatility. Mainland China is dominated by the one-party rule of the Communist Party, and the Mainland Chinese government exercises significant control over Mainland China’s economic growth. China’s economy is highly reliant on trade and may be adversely affected by a deterioration in global demand, supply chain issues, or labor shortages. There is also the potential of increased tariffs and restrictions on trade between the United States and Mainland China. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on Mainland Chinese companies and a commensurately negative impact on the Fund. There is also the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers, which may negatively affect the liquidity and price of their securities.
The political reunification of Mainland China and Taiwan, over which Mainland China continues to claim sovereignty, is a highly complex issue. There is the potential for future political, military or economic disturbances that may have an adverse impact on the values of the Fund’s investments in Mainland China and elsewhere, or make certain Fund investments impractical or impossible. Any escalation of hostility between Mainland China and Taiwan would likely have a significant adverse impact on the value and liquidity of the Fund’s investments in both Mainland China and elsewhere, causing substantial investment losses for the Fund.
Hong Kong is a Special Administrative Region of the People’s Republic of China. Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by the Basic Law. Under the Basic Law, Hong Kong was guaranteed a high degree of autonomy in certain matters, including economic matters, until 2047. Attempts by the government of Mainland China to exert greater control over Hong Kong’s economic, political or legal structures or its existing social policy could negatively affect investor confidence in Hong Kong (as has been the case previously during certain periods), which in turn could negatively affect markets and business performance.
Chinese operating companies sometimes rely on structures to raise capital from non-Chinese investors, even though such arrangements are not formally recognized under Chinese law. In a VIE structure, a Mainland China-based operating company establishes an entity (typically offshore) that enters into service and other contracts (such as powers of attorney, equity pledge agreements and other services or business cooperation agreements) with the Mainland Chinese company designed to provide economic exposure to the company. The offshore entity then issues exchange-traded shares that are sold to the public, including non-Chinese investors (such as the Fund). Shares of the offshore entity are not equity ownership interests in the Mainland Chinese operating company and therefore the ability of the offshore entity to control the activities at the Mainland Chinese company are limited and the Mainland Chinese company may engage in activities that negatively impact investment value. Under a VIE structure, the Fund will typically have little or no ability to influence the Mainland China-based operating company through proxy voting or other means because it is not a Mainland Chinese company owner/shareholder. The VIE
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structure is designed to provide the offshore entity (and in turn, investors in the entity) with economic exposure to the Mainland Chinese company that replicates equity ownership, without actual equity ownership of the Mainland Chinese operating company. The VIE contractual arrangements permit the VIE structure to consolidate its financial statements with those of the underlying Chinese company. VIE structures are used due to Mainland Chinese government prohibitions on foreign ownership of companies in certain industries and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended. Intervention by the Mainland Chinese government with respect to VIE structures could adversely affect the Mainland Chinese operating company’s performance, the enforceability of the offshore entity’s contractual arrangements with the Mainland Chinese company and the value of the offshore entity’s shares. If this were to occur, the market value of the Fund’s associated portfolio holdings would likely fall, causing substantial investment losses for the Fund.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and may affect the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge some or all of its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful, including due to delays in placing trades and other operational limitations, and the use of such strategies may lower the Fund’s potential returns.
Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities. The value of the Fund’s shares may also be more volatile than the value of a fund which invests in more securities.
Large Cap Company Risk. To the extent the Fund invests principally in large cap company securities, it may underperform other funds during periods when the Fund’s securities are out of favor.
Mid Cap Company Risk. Investments in mid cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.
Smaller Company Risk. Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid capitalization and small capitalization companies). Investments in smaller companies may be riskier than investments in larger companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.
Depositary Receipts (ADRs and GDRs) Risk. The Fund may invest in the securities of foreign issuers in the form of depositary receipts or other securities convertible into securities of foreign issuers. The Fund may invest in both sponsored and unsponsored ADRs, GDRs and other similar global instruments. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and liquidity risk. Unsponsored ADR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. Unsponsored programs generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored depositary receipt. Available information concerning the issuer may not be as current as for sponsored ADRs and GDRs, and the prices of unsponsored ADRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.
Real Estate Investment Trusts Risk. The Fund’s investments in securities of real estate investment trusts (“REITs”) are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default,
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Six Circles® Managed Equity Portfolio International Unconstrained Fund (continued)
prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. Debt securities of REITs are also subject to the risks of debt securities in general. For example, such securities are more sensitive to interest rates than equity securities of REITs.
Derivatives Risk. Derivatives, including futures, options, swaps and forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes the risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of a Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Derivatives also subject the Fund to liquidity risk because the liquidity of derivatives is often based on the liquidity of the underlying instruments. In addition, the possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Counterparty Risk. The Fund may have exposure to the credit risk of counterparties with which it deals in connection with the investment of its assets, whether engaged in exchange-traded or off-exchange transactions or through brokers, dealers, custodians and exchanges through which it engages. In addition, many protections afforded to cleared transactions, such as the security afforded by transacting through a clearinghouse, might not be available in connection with over-the-counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the account will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and will sustain losses.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Industrials Sector Risk. The industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Tracking Error Risk. In carrying out the investment program of the Fund, the Sub-Adviser will typically be instructed by the Adviser to replicate the performance of one or more indexes, although the Fund is not a passive index fund. Tracking error is the divergence of the Fund’s performance from that of those indexes. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s
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portfolio and those included in those indexes, pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s net asset value ("NAV")), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to those indexes or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while those indexes do not. Funds that track indexes with significant weight in emerging markets issuers may experience higher tracking error than other funds that do not track such indexes. Additionally, to comply with regulatory requirements, the Fund does not invest in securities issued by JPMorgan Chase & Co. This could cause the Fund to experience tracking error when an index includes such securities.
Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities, or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.
Allocation Risk. The Fund’s ability to achieve its investment objective depends upon the Adviser’s ability to select the optimum mix of index components and the indexed investment strategies in light of market conditions. There is a risk that the Adviser’s evaluations and assumptions regarding the investment strategies may be incorrect in view of actual market conditions.
Preferred Securities Risk. Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Management Risk. The Fund is subject to management risk. The Sub-Adviser and its portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment decisions for its allocated portion of the Fund, but there can be no guarantee that these decisions will produce the desired results. In addition, legislative, regulatory or tax developments may affect the investment techniques available to the Sub-Adviser in connection with managing its allocated portion of the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Large Shareholder Risk. To the extent a large proportion of shares are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser or its affiliates have investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser or its affiliates.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from year to year since the Fund’s inception (i.e., for the past six calendar years). The table shows the average annual total returns for the past one year, five years and life of the Fund. The table compares that performance to the MSCI World ex-USA Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.sixcirclesfunds.com or by calling 1-212-464-2070.
YEAR-BY-YEAR RETURNS

40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
9.25%
19.76%
-12.54%
20.05%
2.62%
33.34%
2020
2021
2022
2023
2024
2025

Best Quarter	4th quarter, 2022	21.01%
Worst Quarter	1st quarter, 2020	-25.39%

The Fund’s year-to-date return	through	3/31/26	was	0.72%	.

May 1, 2026  |  15

Six Circles® Managed Equity Portfolio International Unconstrained Fund (continued)
AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2025)
	Past	Past	Life of Fund Since
	1 Year	5 Years	4/10/19
FUND
Return Before Taxes	33.34%	11.47%	10.55%
Return After Taxes on Distributions	32.58	10.89	10.01
Return After Taxes on Distributions and Sale of Fund Shares	20.37	9.10	8.46
MSCI WORLD EX-USA INDEX (Reflects No Deduction for Fees, Expenses or Taxes)	31.85	9.46	9.48
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser
J.P. Morgan Private Investments Inc.
Portfolio Manager	Managed the Fund Since	Primary Title with Adviser
Richard Madigan	Inception	Managing Director and Chief Investment Officer
Miles Wixon	Inception	Managing Director
Sarah Ferguson	2025	Managing Director
Sub-Adviser
The Adviser currently allocates Fund assets to BlackRock, the current Sub-Adviser to the Fund.
BlackRock
Portfolio Manager	Managed the Fund Since	Primary Title with Sub-Adviser
Jennifer Hsui, CFA	Inception	Managing Director
Peter Sietsema, CFA	2022	Director
Matt Waldron	2025	Managing Director
Steven White	2025	Director
Purchase and Sale of Fund Shares
The Fund is designed exclusively for investors participating in investment advisory programs, trusts or pooled investment vehicles managed by JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates (each, a “JPM Program”). In particular, the Fund is designed to be an investment vehicle for the Managed Equity Portfolio strategy option available through discretionary JPM Programs. Fund shares may only be purchased through a JPM Program by a JPM Program representative acting on your behalf. Fund shares may be purchased or redeemed on any business day. For purposes of this prospectus, commingled investment vehicles and other pooled investment vehicles, such as registered investment companies, advised by the Adviser or its affiliates are considered to be participating in a JPM Program and are therefore eligible to invest in the Fund.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when an investor’s investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case the investor may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
16  |  Six Circles® Funds

More About the Funds
Six Circles® Managed Equity Portfolio U.S. Unconstrained Fund (“MEP U.S. Unconstrained Fund”)
Investment Objective
The MEP U.S. Unconstrained Fund’s objective is to provide capital appreciation.
This investment objective is non-fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund. The MEP U.S. Unconstrained Fund will provide shareholders with at least 60 days’ prior written notice of any change to its investment objective.
There can be no assurance that the MEP U.S. Unconstrained Fund will achieve its investment objective.
Principal Investment Strategies
Under normal circumstances, the MEP U.S. Unconstrained Fund will invest at least 80% of its net assets (plus borrowings) in equity securities issued by U.S. companies and other instruments with economic characteristics similar to equity securities issued by U.S. companies. Equity securities include common stock, preferred stock and securities or other instruments whose price is linked to the value of common or preferred stock. The MEP U.S. Unconstrained Fund is generally unconstrained by any particular capitalization, style or industry sector. The MEP U.S. Unconstrained Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”) that own and/or manage properties. From time to time, the MEP U.S. Unconstrained Fund may also use derivatives, including futures, forward contracts and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference), to manage short-term liquidity and/or as substitutes for comparable market positions in the securities in the applicable Indexes (as defined below). For purposes of this 80% investment policy, the MEP U.S. Unconstrained Fund will treat an investment in derivatives as an investment in the securities underlying such derivatives and will value such derivatives at market value. In limited circumstances, the MEP U.S. Unconstrained Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the fund or securities in the applicable Indexes.
The MEP U.S. Unconstrained Fund will provide shareholders with at least 60 days’ prior notice of any change to its 80% investment policy.
The MEP U.S. Unconstrained Fund is classified as a “non- diversified” fund under the Investment Company Act of 1940, as amended. A non-diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers.
J.P. Morgan Private Investments Inc., the MEP U.S. Unconstrained Fund’s investment adviser (“JPMPI” or the “Adviser”), primarily seeks to achieve the MEP U.S. Unconstrained Fund’s investment objective by actively allocating and reallocating the MEP U.S. Unconstrained Fund’s assets among equity securities (or other instruments with economic characteristics similar to equity securities) in various U.S. industrial or economic sectors or sub-sectors (such as, by way of example only, companies in the automotive or health care sector) that the Adviser believes provide attractive investment opportunities at that time. In doing so, the Adviser is not limited to any specific sectors and may choose to allocate and reallocate the MEP U.S. Unconstrained Fund’s assets among any sectors or sub-sectors the Adviser chooses at the time. In order to implement its allocation decisions, the Adviser selects various publicly available equity indexes (such as an index of the largest U.S. companies), or specific portions (sub-indexes) of such an index (such as the financial sector within the larger index) (together, the “Indexes”), that represent the sectors to which the Adviser desires to allocate the MEP U.S. Unconstrained Fund’s assets. Generally, an Index will represent a certain industry, geographic region or other sector component of a publicly available U.S. equity index.
Once the Adviser has selected the desired Indexes, it determines how much of the MEP U.S. Unconstrained Fund’s assets to allocate or reallocate to each Index and instructs the MEP U.S. Unconstrained Fund’s current sub-adviser, BlackRock Investment Management, LLC (the “Sub-Adviser” or “BlackRock”), to invest the allocated assets in a manner that seeks to replicate the investment performance of the respective Indexes. We refer to an allocation of the MEP U.S. Unconstrained Fund’s assets to a specific Index as an “indexed investment strategy.” As discussed in more detail below, BlackRock then seeks to manage each indexed investment strategy in a manner that will replicate the investment performance of the respective Index. The Adviser, depending on its investment views, may regularly allocate and reallocate the MEP U.S. Unconstrained Fund’s assets among different or new indexed investment strategies and may cease allocating to existing indexed investment strategies. The MEP U.S. Unconstrained Fund’s assets may be allocated to multiple indexed investment strategies at any time.
In addition to allocating and reallocating the MEP U.S. Unconstrained Fund’s assets among one or more indexed investment strategies, the Adviser may also select securities of specific individual companies for the MEP U.S. Unconstrained Fund to purchase or sell on an ongoing basis and the amount of the MEP U.S. Unconstrained Fund’s assets to allocate to such securities. We refer collectively to the securities selected by the Adviser in this manner as the “Custom U.S. Equity Sleeve.” When the Adviser makes individual security selections in this manner for the Custom U.S. Equity Sleeve, the securities will be publicly traded large capitalization U.S. equity securities and the securities may represent a variety of U.S. sectors, sub-sectors or industries. These individual securities in
May 1, 2026  |  17

More About the Funds (continued)
the Custom U.S. Equity Sleeve will be selected by the Adviser based on its investment analysis in order to assist with portfolio construction, risk management, liquidity considerations or a combination thereof. For example, the Adviser may determine to invest in a specific security within a broader Index, if it believes doing so would be preferable from an investment perspective to investing in all of the companies within that Index. In order to implement these individual security selections within the Custom U.S. Equity Sleeve, the Adviser then directs the Sub-Adviser to invest a specified allocation of the MEP U.S. Unconstrained Fund’s assets so as to replicate the investment performance of the identified securities within the Custom U.S. Equity Sleeve. Currently, under normal market conditions, the Custom U.S. Equity Sleeve is not expected to constitute more than 45% of the MEP U.S. Unconstrained Fund’s total assets. The Adviser is not obligated to select individual securities or to maintain a Custom U.S. Equity Sleeve and may allocate the MEP U.S. Unconstrained Fund’s assets solely among indexed investment strategies.
In allocating the assets of the MEP U.S. Unconstrained Fund among indexed investment strategies, or selecting individual securities within the Custom U.S. Equity Sleeve, the Adviser generally makes investment decisions based on a combination of financial analysis of individual companies, industries, sectors and geographies, such as financial modeling and individual company research. The Adviser also incorporates into its investment process macro-economic considerations, factors and trends, as well as analysis of risk, liquidity, potential for tracking error and other portfolio construction factors. The Adviser may, in its discretion, add to, delete from or modify the categories of indexed investment strategies employed by the MEP U.S. Unconstrained Fund at any time or the securities within the Custom U.S. Equity Sleeve, or add other investment strategies, including active strategies, managed by one or more sub-advisers at any time. As described in the box below, in making allocations among the indexed investment strategies and the Custom U.S. Equity Sleeve, and/or in changing the categories of indexed investment strategies and other investment strategies employed by the MEP U.S. Unconstrained Fund, the Adviser also expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the MEP U.S. Unconstrained Fund is exclusively designed. As such, the MEP U.S. Unconstrained Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.
BlackRock
BlackRock, the Sub-Adviser, manages each individual indexed investment strategy (and the Custom U.S. Equity Sleeve) to which the Adviser has allocated MEP U.S. Unconstrained Fund assets with the goal of replicating the performance of the respective Index (and the individual securities within the Custom U.S. Equity Sleeve). BlackRock also facilitates the transition among indexed investment strategies as directed by the Adviser. BlackRock seeks to manage each of the indexed investment strategies by replicating the Index fully when applicable or investing in a quantitatively selected portfolio of securities with characteristics expected to match the performance of the applicable Index, including through the use of derivatives such as futures, forwards and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference). The securities selected for each indexed investment strategy are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable Index. The MEP U.S. Unconstrained Fund may or may not hold all of the securities in an applicable Index and BlackRock is free to use its discretion as to how best to replicate the performance of each applicable Index.
General Information
The Adviser may adjust allocations to the Sub-Adviser and any additional sub-adviser of the MEP U.S. Unconstrained Fund at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the MEP U.S. Unconstrained Fund’s Sub-Adviser or Sub-Advisers, or the portion of the MEP U.S. Unconstrained Fund allocated to it or them, may change over time. Generally, except in the case of the Custom U.S. Equity Sleeve, the Sub-Adviser is responsible for deciding which securities to purchase and sell for the MEP U.S. Unconstrained Fund. Additionally, the Sub-Adviser is generally responsible for placing orders for the MEP U.S. Unconstrained Fund’s transactions. However, the Adviser reserves the right to instruct the Sub-Adviser as needed on MEP U.S. Unconstrained Fund transactions and manage a portion of the MEP U.S. Unconstrained Fund’s portfolio directly, either by instructing the Sub-Adviser or otherwise, including without limitation, when it has high conviction views, for portfolio hedging, to adjust the MEP U.S. Unconstrained Fund’s overall market exposure or to temporarily manage assets as a result of a Sub-Adviser’s resignation or removal.
The Adviser’s process for evaluating Sub-Advisers is described below in “The Funds’ Management and Administration.”
The MEP U.S. Unconstrained Fund may utilize the investments and strategies described above to a greater or lesser degree in the future.
The MEP U.S. Unconstrained Fund will likely engage in active and frequent trading. The frequency with which the MEP U.S. Unconstrained Fund buys and sells securities will vary from year to year, depending on market conditions.
18  |  Six Circles® Funds

Six Circles® Managed Equity Portfolio International Unconstrained Fund (“MEP International Unconstrained Fund”)
Investment Objective
The MEP International Unconstrained Fund’s objective is to provide capital appreciation.
This investment objective is non-fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund. The MEP International Unconstrained Fund will provide shareholders with at least 60 days’ prior written notice of any change to its investment objective.
There can be no assurance that the MEP International Unconstrained Fund will achieve its investment objective.
Principal Investment Strategies
Under normal circumstances, the MEP International Unconstrained Fund will invest at least 80% of its net assets (plus borrowings) in equity securities and other instruments with economic characteristics similar to equity securities. Equity securities include common stock, preferred stock and securities or other instruments whose price is linked to the value of common or preferred stock. The MEP International Unconstrained Fund primarily invests in the equity securities of non-U.S. companies and is generally unconstrained by any particular capitalization, style or sector or non-U.S. country. Non-U.S. companies can be companies where: (i) the relevant security is issued outside the United States; (ii) the principal trading market for the relevant security is outside the United States; (iii) the company is organized under the laws of a non-U.S. country; (iv) the company derives at least 50% of its revenues or profits from a non-U.S. country or has at least 50% of its total assets situated in a non-U.S. country; or (v) the company is a foreign government (or any political subdivision, agency, authority or instrumentality of such government). In addition to equity securities issued by companies in developed countries, which will be the MEP International Unconstrained Fund’s focus, the MEP International Unconstrained Fund may also invest in companies in emerging markets or developing countries, U.S. dollar-denominated securities issued by foreign entities, and American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”), including unsponsored ADRs or GDRs. The MEP International Unconstrained Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”) that own and/or manage properties. From time to time, the MEP International Unconstrained Fund may also use derivatives, including futures, forward contracts and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference), to manage short-term liquidity and/or as substitutes for comparable market positions in the securities in the applicable Indexes (as defined below). For purposes of this 80% investment policy, the MEP International Unconstrained Fund will treat an investment in derivatives as an investment in the securities underlying such derivatives and will value such derivatives at market value. In limited circumstances, the MEP International Unconstrained Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”), that have characteristics that are consistent with the fund or securities in the applicable Indexes.
The MEP International Unconstrained Fund will provide shareholders with at least 60 days’ prior notice of any change to its 80% investment policy.
The MEP International Unconstrained Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended. A non-diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers.
J.P. Morgan Private Investments Inc., the MEP International Unconstrained Fund’s investment adviser (“JPMPI” or the “Adviser”), primarily seeks to achieve the MEP International Unconstrained Fund’s investment objective by actively allocating and reallocating the MEP International Unconstrained Fund’s assets among equity securities (or other instruments with economic characteristics similar to equity securities) in various non-U.S. industrial or economic sectors or sub-sectors, or geographical regions (such as, by way of example only, companies in the European financials sector) that the Adviser believes provide attractive investment opportunities at that time. In doing so, the Adviser is not limited to any specific sectors and may choose to allocate and reallocate the MEP International Unconstrained Fund’s assets among any sectors or sub-sectors the Adviser chooses at the time. In order to implement its allocation decisions, the Adviser selects various publicly available equity indexes (such as an index of European companies), or specific portions (sub-indexes) of such an index (such as the financials sector within the larger index) (together, the “Indexes”), that represent the sectors to which the Adviser desires to allocate the MEP International Unconstrained Fund’s assets. Generally, an Index will represent a certain industry, geographic region or other sector component of a publicly available non-U.S. equity index.
Once the Adviser has selected the desired Indexes, it determines how much of the MEP International Unconstrained Fund’s assets to allocate or reallocate to each Index and instructs the MEP International Unconstrained Fund’s current sub-adviser, BlackRock Investment Management, LLC (the “Sub-Adviser” or “BlackRock”), to invest the allocated assets in a manner that seeks to replicate the investment performance of the respective Indexes. We refer to an allocation of the MEP International Unconstrained Fund’s assets to a specific Index as an “indexed investment strategy.” As discussed in more detail below, BlackRock then seeks to manage each
May 1, 2026  |  19

More About the Funds (continued)
indexed investment strategy in a manner that will replicate the investment performance of the respective Index. The Adviser, depending on its investment views, may regularly allocate and reallocate the MEP International Unconstrained Fund’s assets among different or new indexed investment strategies and may cease allocating to existing indexed investment strategies. The MEP International Unconstrained Fund’s assets may be allocated to multiple indexed investment strategies at any time.
In addition to allocating and reallocating the MEP International Unconstrained Fund’s assets among one or more indexed investment strategies, the Adviser may also select securities of specific individual companies for the MEP International Unconstrained Fund to purchase or sell on an ongoing basis and the amount of the MEP International Unconstrained Fund’s assets to allocate to such securities. We refer collectively to the securities selected by the Adviser in this manner as the “Custom International Equity Sleeve.” When the Adviser makes individual security selections in this manner for the Custom International Equity Sleeve, the securities will be publicly traded non-U.S. equity securities and the securities may represent a variety of non-U.S. sectors, sub-sectors, industries or geographical regions. These individual securities in the Custom International Equity Sleeve will be selected by the Adviser based on its investment analysis in order to assist with portfolio construction, risk management, liquidity considerations or a combination thereof. For example, the Adviser may determine to invest in a specific security within a broader Index, if it believes doing so would be preferable from an investment perspective to investing in all of the companies within that Index. In order to implement these individual security selections within the Custom International Equity Sleeve, the Adviser then directs the Sub-Adviser to invest a specified allocation of the MEP International Unconstrained Fund’s assets so as to replicate the investment performance of the identified securities within the Custom International Equity Sleeve. Currently, under normal market conditions, the Custom International Equity Sleeve is not expected to constitute more than 45% of the MEP International Unconstrained Fund’s total assets. The Adviser is not obligated to select individual securities or to maintain a Custom International Equity Sleeve and may allocate the MEP International Unconstrained Fund’s assets solely among indexed investment strategies.
In allocating the assets of the MEP International Unconstrained Fund among indexed investment strategies, or selecting individual securities within the Custom International Equity Sleeve, the Adviser generally makes investment decisions based on a combination of financial analysis of individual companies, industries, sectors and geographies, such as financial modeling and individual company research. The Adviser also incorporates into its investment process macro-economic considerations, factors and trends, as well as analysis of risk, liquidity, potential for tracking error and other portfolio construction factors. The Adviser may, in its discretion, add to, delete from or modify the categories of indexed investment strategies employed by the MEP International Unconstrained Fund at any time or the securities within the Custom International Equity Sleeve, or add other investment strategies, including active strategies, managed by one or more sub-advisers at any time. As described in the box below, in making allocations among the indexed investment strategies and the Custom International Equity Sleeve, and/or in changing the categories of indexed investment strategies and other investment strategies employed by the MEP International Unconstrained Fund, the Adviser also expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the MEP International Unconstrained Fund is exclusively designed. As such, the MEP International Unconstrained Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.
BlackRock
BlackRock, the Sub-Adviser, manages each individual indexed investment strategy (and the Custom International Equity Sleeve) to which the Adviser has allocated MEP International Unconstrained Fund assets with the goal of replicating the performance of the respective Index (and the individual securities within the Custom International Equity Sleeve). BlackRock also facilitates the transition among indexed investment strategies as directed by the Adviser. BlackRock seeks to manage each of the indexed investment strategies by replicating the Index fully when applicable or investing in a quantitatively selected portfolio of securities with characteristics expected to match the performance of the applicable Index, including through the use of derivatives such as futures, forwards and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference). The securities selected for each indexed investment strategy are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable Index. The MEP International Unconstrained Fund may or may not hold all of the securities in an applicable Index and BlackRock is free to use its discretion as to how best to replicate the performance of each applicable Index.
General Information
The Adviser may adjust allocations to the Sub-Adviser and any additional sub-adviser of the MEP International Unconstrained Fund at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a sub-adviser. As such, the identity of the MEP International Unconstrained Fund’s sub-adviser or sub-advisers, or the portion of the MEP International Unconstrained Fund allocated to it or them, may change over time. Generally, except in the case of the Custom International Equity Sleeve, the Sub-Adviser is responsible for deciding which securities to purchase and sell for the MEP International Unconstrained
20  |  Six Circles® Funds

Fund. Additionally, the Sub-Adviser is generally responsible for placing orders for the MEP International Unconstrained Fund’s transactions. However, the Adviser reserves the right to instruct the Sub-Adviser as needed on MEP International Unconstrained Fund transactions and manage a portion of the MEP International Unconstrained Fund’s portfolio directly, either by instructing the Sub-Adviser or otherwise, including without limitation, when it has high conviction views, for portfolio hedging, to adjust the MEP International Unconstrained Fund’s overall market exposure or to temporarily manage assets as a result of a sub-adviser’s resignation or removal.
The Adviser’s process for evaluating sub-advisers is described below in “The Funds’ Management and Administration.”
The MEP International Unconstrained Fund may utilize the investments and strategies described above to a greater or lesser degree in the future.
The MEP International Unconstrained Fund will likely engage in active and frequent trading. The frequency with which the MEP International Unconstrained Fund buys and sells securities will vary from year to year, depending on market conditions.
Temporary Defensive and Cash Positions
Each of the Funds may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes to respond to unusual conditions or as part of its principal investment strategies (such as in a money market strategy managed by a sub-adviser). These investments may result in a lower yield than lower-quality or longer-term investments.
WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased.
They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers’ acceptances, commercial paper, money market mutual funds and bank deposit accounts.

While the Funds are engaged in a temporary defensive position, they may not meet their investment objectives. These investments may also be inconsistent with a Fund’s main investment strategies. Therefore, the Funds will pursue a temporary defensive position only when the Adviser believes market conditions warrant.
Diversification Classification
Each of the Funds is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”). A non-diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. That concentration could increase the risk of loss to a Fund resulting from a decline in the market value of particular portfolio securities. Investment in a non-diversified fund may entail greater risks than investment in a diversified fund. Regardless of whether the Fund is diversified under the Investment Company Act, the Fund must meet diversification standards to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. See Part II of the Statement of Additional Information (“SAI”) for a description of these diversification standards.
Investment Risks
There can be no assurance that each Fund will achieve its investment objective.

An investment in a Fund or any other fund is not designed to be a complete investment program. It is primarily intended to be part of a broader Managed Equity Portfolio investment program administered by the Adviser or its affiliates. The performance and objectives of a Fund should be evaluated only in the context of your complete investment program. The Funds are managed in such a fashion as to affect your assets subject to the broader Managed Equity Portfolio investment program and therefore changes in value of a Fund may be particularly pronounced and a Fund may underperform a similar fund managed without consideration of the broader investment program. The Funds are NOT designed to be used as stand-alone investments.
The main risks associated with investing in each Fund are summarized in each “Risk/Return Summary” at the front of this prospectus. In addition to each Fund’s main risks, each Fund may be subject to additional risks in connection with investments and strategies used by each Fund from time to time. The table below identifies main risks and some of the additional risks for each Fund.
May 1, 2026  |  21

More About the Funds (continued)
The Funds are subject to the main risks designated as such in the table below, any of which may adversely affect a Fund’s net asset value (“NAV”), market price, performance and ability to meet its investment objective. Each Fund may also be subject to additional risks that are noted in the table below, as well as those that are not described herein but which are described in the SAI. Please note that a Fund may also use strategies that are not described herein, but which are described in the "Investment Practices" section and in the SAI.
	Managed Equity Portfolio U.S. Unconstrained Fund	Managed Equity Portfolio International Unconstrained Fund
Allocation Risk	•	•
Asia Pacific Market Risk		•
Communication Services Sector Risk	•
Consumer Discretionary Sector Risk	•
Contracts for Difference Risk	○	○
Convertible Securities and Contingent Convertible Securities Risk	○	○
Counterparty Risk	•	•
Currency Risk		•
Cyber Security Risk	○	○
Depositary Receipts (ADRs and GDRs) Risk	○	•
Derivatives Risk	•	•
Equity Market Risk	•	•
Equity Securities Risk	•	•
European Market Risk		•
Exchange-Traded Fund ("ETF") and Investment Company Risk	○	○
Financials Sector Risk	•	•
Foreign Securities and Emerging Markets Risk	○	•
General Market Risk	•	•
Geographic Focus Risk	•	•
Greater China Region Risk		•
High Portfolio Turnover Risk	•	•
Industrials Sector Risk		•
Industry and Sector Focus Risk	•	•
Inflation Risk	•	•
Information Technology Sector Risk	•
Large Cap Company Risk	•	•
Large Shareholder Risk	•	•
Liquidity Risk	•	•
Management Risk	•	•
Master Limited Partnerships Risk	○	○
Mid Cap Company Risk	•	•
Non-Diversified Fund Risk	•	•
Preferred Securities Risk	•	•
Real Estate Investment Trusts Risk	•	•
Regulatory and Legal Risk	○	○
Smaller Company Risk	•	•
●
Main Risks
○
Additional Risks
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	Managed Equity Portfolio U.S. Unconstrained Fund	Managed Equity Portfolio International Unconstrained Fund
Tracking Error Risk	•	•
Transactions and Liquidity Risk	○	○
Value Strategy Risk	○	○
●
Main Risks
○
Additional Risks
Allocation Risk. A Fund’s ability to achieve its investment objective depends upon the Adviser’s ability to select the optimum mix of index components and the indexed investment strategies in light of market conditions. There is a risk that the Adviser’s evaluations and assumptions regarding the investment strategies may be incorrect in view of actual market conditions.
Communication Services Sector Risk. Communication services companies may be greatly affected by technological advancements, market competition, supply chain issues, and labor shortages. Companies in the communication services sector may also be affected by research and development costs, substantial capital requirements, pricing competition and government regulations. Certain communication services companies may also be susceptible to network security breaches including hacking, ransomware attacks, denial of service attacks, and potential theft, loss, or unauthorized disclosure of proprietary or consumer information, which may result in disruptions in service, reputational damage, regulatory penalties, or financial losses.Additionally, the communication services sector is impacted by fluctuating market demands both domestically and internationally, as well as shifting demographics and unpredictable changes in consumer preferences. Companies in the communication services sector also face intense competition in new product development, deployment, and delivery.
Consumer Discretionary Sector Risk. A Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector may be affected by changes in domestic and international economies, exchange rates, interest rates, supply chains and competition, labor shortages, tariffs and trade policies. Performance of such companies may be affected by reduced disposable household income, reduced consumer spending, changing demographics, changes in consumer preferences, social trends and marketing campaigns.
Contracts for Difference Risk. A contract for difference (“CFD”) is a contract between two parties, typically described as “buyer” and “seller,” stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future. (If the difference is negative, then the buyer instead pays the seller.) In effect, CFDs are financial derivatives that allow a Fund to take advantage of values moving up (long positions) or values moving down (short positions) on underlying assets. A CFD offers exposure to price changes in an underlying security without ownership of such security, typically by providing investors the ability to trade on margin. CFDs are over-the-counter (“OTC”) derivative instruments that are subject to the credit risk of the counterparty. The Fund’s investments in CFDs are subject to the risks associated with the underlying reference obligations and derivative instruments, including, among others, liquidity risk, counterparty risk, derivatives risk and margin risk.
Convertible Securities and Contingent Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on a Fund’s ability to achieve its investment objective.
A Fund may also invest in contingent securities structured as contingent convertible securities, also known as “CoCos”. Contingent convertible securities are typically issued by non-U.S. banks and are designed to behave like bonds in times of economic health yet absorb losses when a pre-determined trigger event occurs. Contingent convertible securities are subject to the credit, interest rate, high yield security, foreign security and markets risks associated with bonds and equities, and to the risks specific to convertible securities in general. Contingent convertible securities are also subject to additional risks specific to their structure, including conversion risk. Contingent convertible securities are also subject to extension risk. There is no guarantee that a Fund will receive return of principal on contingent convertible securities. Convertible contingent securities are a newer form of instrument and the regulatory environment for these instruments continues to evolve.
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More About the Funds (continued)
Counterparty Risk. A Fund may have exposure to the credit risk of counterparties with which it deals in connection with the investment of its assets, whether engaged in exchange-traded or off-exchange transactions or through brokers, dealers, custodians and exchanges through which it engages. In addition, many protections afforded to cleared transactions, such as the security afforded by transacting through a clearinghouse, might not be available in connection with OTC transactions. Therefore, in those instances in which a Fund enters into OTC transactions, the account will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and will sustain losses.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the MEP International Unconstrained Fund’s securities and may affect the price of the MEP International Unconstrained Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Overnight bank deposits of foreign currency can result in negative interest rates based on monetary policies in that respective country. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the MEP International Unconstrained Fund. Although the MEP International Unconstrained Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The MEP International Unconstrained Fund may also hedge from one foreign currency to another. In addition, the MEP International Unconstrained Fund’s use of currency hedging may not be successful and the use of such strategies may lower the MEP International Unconstrained Fund’s potential returns.
The MEP International Unconstrained Fund may engage in various strategies to hedge against currency risk. These strategies may consist of use of forward currency contracts including non-deliverable forward contracts and foreign currency futures contracts. To the extent the MEP International Unconstrained Fund enters into such transactions in markets other than in the United States, the Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described in this prospectus with respect to the Fund’s investments in foreign securities. There can be no assurance that the MEP International Unconstrained Fund’s hedging activities will be effective, including due to delays in placing trades and other operational limitations, and the MEP International Unconstrained Fund will incur costs in connection with the hedging. In addition, the MEP International Unconstrained Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. Currency hedging may limit the MEP International Unconstrained Fund’s return if the relative values of currencies change. Furthermore, the MEP International Unconstrained Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in current exchange rates occur.
Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational and financial risks associated with cyber security, including: theft, loss, misuse, fraud, improper release, corruption and destruction of, or unauthorized access to, confidential, personal or highly restricted data relating to a Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cyber security risks may result in financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders; delays or mistakes in the calculation of a Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund’s service providers (including, but not limited to, the adviser, any sub-advisers, administrator, transfer agent, and custodian or their agents), financial intermediaries, companies in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cyber security risks in their own businesses, which could result in losses to a Fund or its shareholders. A Fund and its service providers’ use of internet, technology and information systems may expose the Fund to potential risks linked to processing and human errors, inadequate or failed internal or external processes, failures in systems and technology, cyberattacks, and similar events. While a Fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from such events, there are inherent limitations to these plans and systems, and certain risks may not yet be identified. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Funds does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which they invests or with which they does business.
Depositary Receipts (ADRs and GDRs) Risk. The Fund may invest in the securities of foreign issuers in the form of depositary receipts or other securities convertible into securities of foreign issuers. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The Fund may invest in both sponsored and unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. In addition
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to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and liquidity risk. Unsponsored ADR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. Unsponsored programs generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored depositary receipt. Available information concerning the issuer may not be as current as for sponsored ADRs and GDRs, and the prices of unsponsored ADRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.
Derivatives Risk. A Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce a Fund’s returns. Certain derivatives also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. In addition, certain derivatives also expose the Fund to margin risk (the risk that additional margin will be required if the derivative security declines in value and if the Fund does not provide such additional margin in time, the seller may liquidate the positions at a loss for which the Fund is liable). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.
If a Sub-Adviser incorrectly forecasts stock market values, or the direction of interest rates or currency exchange rates in utilizing a specific derivatives strategy for the Fund, the Fund could lose money. In addition, leverage embedded in a derivative instrument can expose the Fund to greater risk and increase its costs. There may also be material and prolonged deviations between the theoretical value and realizable value of a derivative. Derivatives are subject to liquidity risk because the liquidity of derivatives is often based on the liquidity of the underlying instruments. The Fund may buy or sell derivatives not traded on organized exchanges. The Fund may also enter into transactions that are not cleared through clearing organizations. These types of transactions may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.
Investing in derivatives will result in a form of leverage. Leverage involves special risks. A Fund may be more volatile than if a Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. A Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as the Funds are limited in their ability to engage in derivative transactions.
A Fund’s transactions in futures, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact a Fund’s after-tax returns. A Fund may also transact in CFDs, which may increase a Fund’s financial risk to the extent that there is an imperfect correlation between the return on a Fund’s obligation to its counterparty under the contract for difference and the return on related assets in its portfolio. CFDs are not registered with the SEC or any U.S. regulator.
The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives also can expose a Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of a Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error.
WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for a Fund’s portfolio or the securities market as a whole, such as changes in economic or
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More About the Funds (continued)
political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s securities goes down, your investment in the Fund decreases in value.
Equity Securities Risk. Investments in equity securities (such as stocks) may be more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for a Fund or the securities market as a whole, such as changes in economic or political conditions. If a company becomes insolvent, its equity securities are repaid only after all other debts of the company have been repaid. This can result in a potential severe reduction in, or total loss of, their value. Investing in equity securities may also expose a Fund to inflation and currency risk. Further, the investor will be exposed to the specific risks of the industry in which the company operates. For example, a computer chip manufacturer might have exposure to the availability and price of certain metals. Equity securities may or may not be registered, publicly listed or traded on an exchange, and these securities are more likely to be illiquid and therefore subject to a higher degree of liquidity risk than registered or listed securities.
Exchange-Traded Fund (“ETF”) and Investment Company Risk. A Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. A Fund is subject to the risks associated with the ETF’s or investment company’s investments. ETFs, investment companies and other investment vehicles that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF or closed-end fund designed to track an index may not track the index and may result in a loss. In addition, closed-end funds that trade on an exchange often trade at a price below their NAV (also known as a discount). Certain ETFs or closed-end funds traded on exchanges may be thinly-traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Foreign Securities and Emerging Markets Risk. Investments in foreign issuers, foreign securities (including depositary receipts) or U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit a Fund’s ability to buy and sell securities.
The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.
Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a
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deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. Each Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. Each Fund may invest a substantial portion of its assets in emerging market countries. These risks are magnified in countries in “emerging markets.” Emerging market countries currently include most countries in the world except Australia, Canada, Japan, New Zealand, the United States, the United Kingdom and most western European countries. Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, each Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. regulators may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss.
A Fund’s investments in foreign and emerging market securities may be subject to foreign withholding and/or other taxes, which would decrease the Fund’s yield on those securities.
From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company's performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or subjects to sanctions.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in a Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, supply chain disruptions, regulatory events, other governmental trade or market control programs and related geopolitical events.
The U.S. and other governments may renegotiate their global trade relationships and impose or threaten to impose significant import tariffs. The implementation of tariffs, trade restrictions, currency controls, or similar measures (including retaliatory actions) could result in price volatility and overall declines in U.S. and global investment markets.
In addition, the value of a Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics, or the threat or potential of one or more such factors and occurrences.
The effects of a global event to public health and business and market conditions may have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate pre-existing political, social and economic risks to a Fund, and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a global event that affect the instruments in which a Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of a global event and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
Geographic Focus Risk. A Fund may focus its investments in one or more geographic regions or small group of countries. As a result, a Fund’s performance may be subject to greater volatility than a more geographically diversified fund. In addition to the more general “Foreign Securities and Emerging Markets Risk”, a Fund may be subject to the risks in the following regional areas.
Asia Pacific Market Risk. The economies in the Asia Pacific region are in all stages of economic development and may be intertwined. The small size of securities markets and the low trading volume in some countries in the Asia Pacific Region may lead to a lack of liquidity. Also, some Asia Pacific economies and financial markets have been extremely volatile in recent years. Many of the countries
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More About the Funds (continued)
in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.
Certain of the currencies in the Asia Pacific region have experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of a Fund’s holdings.
The trading volume on some Asia Pacific region stock exchanges is much lower than in the United States, and Asia Pacific region securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States. The imposition of tariffs or other trade barriers, or a downturn in the economy of a significant trading partner could adversely impact Asia Pacific companies. If a Fund concentrates in the Asia Pacific region, the Fund’s performance may be more volatile than that of a fund that invests globally. If Asia Pacific securities fall out of favor, it may cause a Fund that concentrates in the Asia Pacific region to underperform funds that do not concentrate in the Asia Pacific region.
Greater China Region Risk. In addition to the risks listed under “Foreign Securities and Emerging Markets Risk” investments in Mainland China, Hong Kong and Taiwan are subject to significant legal, regulatory, monetary and economic risks, as well as the potential for regional and global conflicts, including actions that are contrary to the interests of the U.S.
Investments in Mainland China involve political and legal uncertainties, currency fluctuations and aggressive currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets, which could adversely affect and significantly diminish the values of the Mainland Chinese companies in which the Fund invests. The Mainland Chinese securities markets are emerging markets characterized by greater price volatility. Mainland China is dominated by the one-party rule of the Communist Party, and the Mainland Chinese government exercises significant control over Mainland China’s economic growth. There is the potential of increased tariffs and restrictions on trade between the United States and Mainland China. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on Mainland Chinese companies and a commensurately negative impact on a Fund. There is also a risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers, which may negatively affect the liquidity and price of their securities. There is also the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers, which may negatively affect the liquidity and price of their securities.
The political reunification of Mainland China and Taiwan, over which Mainland China continues to claim sovereignty, is a highly complex issue. There is the potential for future political, military or economic disturbances that may have an adverse impact on the values of a Fund’s investments in Mainland China and elsewhere, or make certain Fund investments impractical or impossible. Any escalation of hostility between Mainland China and Taiwan would likely have a significant adverse impact on the value and liquidity of a Fund’s investments in both Mainland China and elsewhere, causing substantial investment losses for a Fund.
Hong Kong is a Special Administrative Region of the People’s Republic of China. Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by the Basic Law. Under the Basic Law, Hong Kong was guaranteed a high degree of autonomy in certain matters, including economic matters, until 2047. Attempts by the government of Mainland China to exert greater control over Hong Kong’s economic, political or legal structures or its existing social policy could negatively affect investor confidence in Hong Kong (as has been the case previously during certain periods), which in turn could negatively affect markets and business performance.
Variable Interest Entities Risk. Chinese operating companies sometimes rely on variable interest entity (“VIE”) structures to raise capital from non-Chinese investors, even though such arrangements are not formally recognized under Chinese law. In a VIE structure, a Mainland China-based operating company establishes an entity (typically offshore) that enters into service and other contracts with the Mainland Chinese company designed to provide economic exposure to the company. The offshore entity then issues exchange-traded shares that are sold to the public, including non-Chinese investors (such as a Fund). Shares of the offshore entity are not equity ownership interests in the Mainland Chinese operating company and therefore the ability of the offshore entity to control the activities at the Mainland Chinese company are limited and the Mainland Chinese company may engage in activities that negatively impact investment value.
Under a VIE structure, the Fund will typically have little or no ability to influence the Mainland China-based operating company through proxy voting or other means because it is not a Mainland Chinese company owner/shareholder. The VIE structure is designed to provide the offshore entity (and in turn, investors in the entity) with economic exposure to the Mainland Chinese company that replicates equity ownership, without actual equity ownership of the Mainland Chinese operating company. The VIE contractual
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arrangements permit the VIE structure to consolidate its financial statements with those of the underlying Chinese companies. VIE structures are used due to Mainland Chinese government prohibitions on foreign ownership of companies in certain industries and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended. There may also be conflicts of interest between the legal owners of the Mainland Chinese company and non-Chinese investors (such as a Fund).
Although the China Securities Regulatory Commission published that they do not object to the use of VIE structures for Mainland Chinese Companies to raise capital from non-Chinese investors, there is no guarantee that the Mainland Chinese government or a Mainland Chinese regulator will not otherwise interfere with the operation of VIE structures. Intervention by the Mainland Chinese government with respect to VIE structures could adversely affect the Mainland Chinese operating company’s performance, the enforceability of the offshore entity’s contractual arrangements with the Mainland Chinese company and the value of the offshore entity’s shares. Under extreme circumstances, China might prohibit the use of VIE structures, or sever their ability to transmit economic and governance rights to non-Chinese investors. It remains unclear whether the Mainland China government will withdraw its implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of non-Chinese investors (such as a Fund). Further, if the Mainland Chinese government determines that the agreements establishing the VIE structure do not comply with Mainland Chinese law and regulations, including those related to prohibitions on foreign ownership, the Mainland Chinese government could subject the Mainland Chinese company to penalties, revocation of business and operating licenses or forfeiture of ownership interests. The offshore entity’s control over the Mainland Chinese company may also be jeopardized if certain legal formalities are not observed in connection with the agreements, if the agreements are breached or if the agreements are otherwise determined not to be enforceable. If this were to occur, a non-Chinese investor may have little or no legal recourse and the market value of a Fund’s associated portfolio holdings would likely fall, causing substantial investment losses for a Fund. In addition, Mainland Chinese companies listed on U.S. exchanges, including American Depositary Receipts and companies that rely on VIE structures, may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting could significantly decrease the liquidity and value of the securities of these companies, decrease the ability of a Fund to invest in such securities and increase the cost of a Fund if it is required to seek alternative markets in which to invest in such securities.
China Stock Connect Programs Risk. The universe of A-Share issues currently available via the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect Program (the “Programs”) in Mainland China to a Fund may be limited as compared with the universe of equity securities available in other markets. There are significant risks inherent in investing in China A-Shares through the Programs. There may be a lower level of liquidity in the China A-Share markets accessed through the Programs, which are relatively smaller in terms of both combined total market value and the number of A-Shares which are available for investment compared to other markets. This could potentially lead to severe price volatility in China A-Shares. Investments in China A-Shares are heavily regulated and the recoupment and repatriation of assets invested in China A-Shares is subject to restrictions by the Mainland Chinese government. In addition, investments in China A-Shares through the Programs are subject to trading, clearance and settlement procedures that could increase the risk of loss to a Fund and/or affect a Fund’s ability to effectively pursue its investment strategy, such as the prohibition on same day (turnaround) trading through the Programs. China A-Shares currently eligible for trading under a Program may also lose such designation. Further, all China A-Shares trades must be settled in renminbi (“RMB”), which requires a Fund to have timely access to a reliable supply of RMB in Hong Kong, which cannot be assured.
European Market Risk. A Fund’s performance will be affected by political, social and economic conditions in the various countries in which it invests in Europe and in Europe more generally, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union.
High Portfolio Turnover Risk. A Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income. For example, a Fund may, at the direction of the Adviser, frequently reallocate its assets among different indexed investment strategies, which could cause a Sub-Adviser frequently to replace a significant portion of the securities and other instruments in a Fund’s portfolio through sales and purchases so as to reflect the changing allocations, including selling and repurchasing the same securities in quick succession.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the
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More About the Funds (continued)
industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services.
Industry and Sector Focus Risk. At times, each Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that a Fund increases the relative emphasis of its investments in a particular industry or sector, the value of a Fund’s shares may fluctuate in response to events affecting that industry or sector.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets and distributions may decline. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and a Fund’s investments may not keep pace with inflation, which may result in losses to the Fund and its shareholders.
Information Technology Sector Risk. Market or economic factors impacting technology companies could have a major effect on the value of a Fund’s investments. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence and frequent new product introduction, unpredictable changes in growth rates, competition for the services of qualified personnel, government regulatory and policy changes and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Such competitive pressures may lead to limited earnings and/or falling profit margins. Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. In addition, certain technology-related companies in which a Fund may invest may not currently be profitable and there can be no assurance that such companies will be profitable in the future.
Large Cap Company Risk. To the extent a Fund invests principally in large cap company securities, it may underperform other funds during periods when a Fund’s securities are out of favor.
Large Shareholder Risk. To the extent a large proportion of shares are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser or its affiliates have investment discretion, a Fund is subject to the risk that these shareholders will purchase or redeem shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser or its affiliates. These transactions also may subject a Fund to the risks described under “Transactions and Liquidity Risk”.
Liquidity Risk. A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions or a lack of willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can increase the volatility of the Funds' NAV per share. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.
Management Risk. A Fund is subject to management risk. The Sub-Adviser and its portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment decisions for its allocated portion of a Fund, but there can be no guarantee that these decisions will produce the desired results. For example, BlackRock may fail to achieve or enhance the performance of the index segments selected by the Adviser. In addition, legislative, regulatory or tax developments may affect the investment techniques available to the Sub-Advisers in connection with managing its allocated portions of a Fund and may also adversely affect the ability of a Fund to achieve its investment objective.
Master Limited Partnerships Risk. A Fund may invest in master limited partnerships (“MLPs”) whose ownership interests are publicly traded and that primarily derive their income from, among other industries, the mining, production, transportation or processing of minerals or natural resources, although they may also finance entertainment, research and development, real estate and other projects. Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in
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response to changes in economic or other conditions. In addition, MLPs may have limited financial resources, their securities may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate or oil and gas industries.
Non-Diversified Fund Risk. Since each Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities. The value of the Fund’s shares may also be more volatile than the value of a fund which invests in more securities.
Mid Cap Company Risk. Investments in mid cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of securities issued by such companies may be more sudden or erratic than the prices of other equity securities, especially over the short term.
Preferred Securities Risk. Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred securities also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred and other senior securities may pay fixed or adjustable rates of return. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities include certain hybrid securities and other types of preferred securities with different features from those of traditional preferred securities described above. Preferred securities that are hybrid securities possess various features of both debt and traditional preferred securities and as such, they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure. Therefore, unlike traditional preferred securities, hybrid securities may not be subordinate to a company’s debt securities.
Real Estate Investment Trusts Risk. The value of real estate securities in general, and real estate investment trusts (“REITs”) in particular, are subject to the same risks as direct investments in real estate and mortgages. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses or a general decline in neighborhood values. The Fund’s investments may decline in value in response to declines in property values or other adverse changes to the real estate market. In addition, federal and state laws may restrict the remedies that a lender of underlying REIT assets has when a borrower defaults on loans. The performance of real estate securities is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate. Debt securities of REITs are subject to the risks of debt securities in general. For example, such securities are more sensitive to interest rates than equity securities of REITs. REITs may be more volatile and/or more illiquid than other types of equity securities. Furthermore, a REIT could fail to qualify for tax free pass-through treatment of its income under the Internal Revenue Code of 1986, as amended, or fail to maintain its exemption from registration under the Investment Company Act, which could produce adverse economic consequences for the REIT and its investors, including a Fund.
Regulatory and Legal Risk. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations or amend regulations and legislators pass new laws that affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation applying to a Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws may adversely impact the investment strategies, performance, costs and operations of a Fund or taxation of shareholders.
Smaller Company Risk. Because a Fund may invest in equity investments of companies across all market capitalizations, a Fund’s risks increase as it invests more heavily in smaller companies (mid capitalization and small capitalization companies). Investments in smaller companies may be riskier than investments in larger companies. Securities of smaller companies tend to be less liquid than
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More About the Funds (continued)
securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of a Fund’s investments.
Tracking Error Risk. In carrying out the investment program of a Fund, a Sub-Adviser will be instructed by the Adviser to replicate the performance of one or more Indexes, although a Fund is not a passive index fund. Tracking error is the divergence of a Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in a Fund’s portfolio and those included in the Index, pricing differences (including differences between a security’s price at the local market close and a Fund’s valuation of a security at the time of calculation of a Fund’s NAV), differences in transaction costs, a Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Index or the costs to a Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because a Fund incurs fees and expenses, while the Index does not. Funds that track indexes with significant weight in emerging markets issuers may experience higher tracking error than other funds that do not track such indexes.
Additionally, to comply with regulatory requirements, the Fund does not invest in securities issued by JPMorgan Chase & Co. This could cause a Fund to experience tracking error when an Index includes such securities.
Transactions and Liquidity Risk. A Fund could experience a loss when selling securities to meet redemption requests by shareholders, and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to, or is required to, sell are illiquid. These types of redemption requests could adversely affect the ability of a Fund to conduct its investment program. A Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of a Fund’s NAV. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Other market participants may be attempting to sell securities at the same time as a Fund, causing downward pricing pressure and contributing to illiquidity. In addition, the capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Liquidity and valuation risk with respect to any debt securities held by a Fund may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Similarly, large purchases of Fund shares may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase a Fund’s transaction costs and impact a Fund’s performance. To the extent redemptions are effected in cash, an investment in a Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
Value Strategy Risk. An undervalued or attractively valued stock may decrease in price or may not increase in price as anticipated by the Adviser or Sub-Adviser if other investors fail to recognize the company’s value or the factors that the Adviser or Sub-Adviser believes will cause the stock price to increase do not occur.
For more information about risks associated with the types of investments that a Fund purchases, please read each “Risk/Return Summary” at the front of this prospectus, the "Investment Practices" section and the SAI.
Dynamic Benchmark Information
When presenting Fund performance information for the MEP U.S. Unconstrained Fund and MEP International Unconstrained Fund, each Fund may show, as a basis of comparison, in addition to the primary benchmark (which will be a broad-based index), the performance of a customized dynamic benchmark composed of the blended performance of the underlying Indexes to which the Adviser has allocated Fund assets to the Sub-Adviser, adjusted on a regular basis to reflect the index allocations instructed by the Adviser to the Sub-Adviser.
Conflicts of Interest
An investment in a Fund is subject to a number of actual or potential conflicts of interest. In managing your JPM Program account, the Adviser and its parent company, JPMorgan Chase & Co. (“JPMorgan”) and its affiliates may experience certain benefits and efficiencies from investing your account assets in the Funds instead of unaffiliated investment vehicles. However, any potential conflicts are substantially mitigated by the fact that the Adviser, through a management fee waiver, does not receive additional net
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advisory fees as a result of your account’s investment in the Funds and the Funds are generally not using JPMorgan and/or its affiliates to provide other services to the Funds for compensation. Note that JPMorgan and/or its affiliates, will continue to receive fees for managing the JPM Program accounts, including with respect to assets invested in the Funds, and a JPMorgan affiliate will continue to clear mutual fund trades, including trades in the Funds, for JPMorgan client accounts. The Adviser and/or its affiliates also may face conflicts of interest in their service as investment adviser to other clients, which may provide more compensation to the Adviser and/or its affiliates than the Funds. This creates a conflict of interest for the Adviser by providing an incentive to favor those clients, and from time to time, the Adviser may make decisions that differ from and/or negatively impact the investment and/or allocation decisions made by the Adviser on behalf of the Funds. In addition, JPMorgan and its affiliates provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which the Funds invest or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. Further, Fund portfolios may be affected because of regulatory restrictions applicable to JPMorgan and its affiliates. The Adviser may also acquire material non-public information which would negatively affect the Fund’s ability to transact in securities. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.
The Chief Compliance Officer of the Funds and the Six Circles Trust also serves as the Chief Compliance Officer of the Adviser, and in such capacity may face conflicts of interest with his compliance responsibilities to the Funds and the Six Circles Trust. The Funds and the Six Circles Trust have implemented policies and procedures to seek to mitigate such conflicts.
For more information about conflicts of interest, see the “Potential Conflicts of Interest” section in the SAI.
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The Funds' Management and Administration
The Funds are a series of Six Circles Trust (the “Trust”), a Delaware statutory trust. The trustees of the Trust are responsible for overseeing all business activities.
The Funds' Investment Adviser and Sub-Adviser
J.P. Morgan Private Investments Inc. (“JPMPI”), a registered investment adviser with the U.S. Securities and Exchange Commission (the “SEC”), serves as investment adviser to each Fund under an investment advisory agreement (the “Advisory Agreement”) with the Trust, on behalf of the Funds. JPMPI is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMPI is located at 270 Park Avenue, New York, NY 10017. JPMPI is entitled to receive an annual fee from each Fund equal to 0.25% of the average net assets of each Fund.
JPMPI, on behalf of the respective Funds, has entered into a sub-advisory agreement with the Sub-Adviser (each, a “Sub-Advisory Agreement”). For the services provided pursuant to its Sub-Advisory Agreement, the Sub-Adviser receives an annual fee from the Adviser, or directly from each applicable Fund on behalf of the Adviser.
For the purposes of determining compensation, after waivers, under the investment advisory agreement with JPMPI, each Fund will be deemed to have paid JPMPI, and JPMPI will be deemed to have received an amount equal to, any payment made pursuant to the Sub-Advisory Agreements. JPMPI has contractually agreed through at least April 30, 2027 to waive any management fees that exceed the aggregate management fees it is contractually required to pay the Fund’s Sub-Adviser. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. JPMPI may terminate the waiver, under its terms, effective upon the end of the then-current term, by providing at least ninety (90) days prior written notice to the Trust. The waiver may not otherwise be terminated by JPMPI without the consent of the Board, which consent will not be unreasonably withheld. Such waivers are not subject to reimbursement by the Funds. Additionally, the Adviser has contractually agreed through at least April 30, 2027 to reimburse expenses to the extent total annual operating expenses of a Fund (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed 0.45% and 0.50% of the average daily net assets of the MEP U.S. Unconstrained Fund and the MEP International Unconstrained Fund, respectively (each, an “Expense Cap”). An expense reimbursement by the Fund’s Adviser is subject to repayment by the Fund only to the extent it can be made within thirty-six months following the date of such reimbursement by the Adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements by the Adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the Adviser or at the time of repayment by the Fund.
As the Adviser, JPMPI has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and subject to review and approval by the Board, sets each Fund’s overall investment strategies. The Adviser is also responsible for the oversight and evaluation of each Fund’s Sub-Adviser. The Sub-Adviser is responsible for the day-to-day investment decisions of its respective portion of each Fund. The allocation of the assets of each Fund to the Sub-Adviser will be determined by JPMPI. The Sub-Adviser is responsible for deciding which securities to purchase and sell for its respective portion of each Fund, except with respect to allocations to the Custom U.S. Equity Sleeve for the MEP U.S. Unconstrained Fund and the Custom International Equity Sleeve for the MEP International Unconstrained Fund, and for placing orders for each Fund’s transactions.
In limited circumstances, the Adviser reserves the right to instruct the Sub-Adviser as needed on certain Fund transactions and manage a portion of a Fund’s portfolio directly, including without limitation, for portfolio hedging, to temporarily adjust a Fund’s overall market exposure or to temporarily manage assets as a result of the Sub-Adviser’s resignation or removal. A Fund may obtain passive exposure to a particular sub-asset class from time to time by making an index-based investment (e.g., in an ETF). Alternatively, from time to time, JPMPI may, for short or longer-term periods and subject to Board approval, select a third party interim manager to execute transactions on behalf of a Fund to transition a portion of Fund assets from one Sub-Adviser to another or to transition among indexed investment strategies, or, at the direction of JPMPI, to implement a sub-strategy. The duration of any such transition or interim management services will be determined by the Adviser’s ability to identify an appropriate replacement sub-adviser, if deemed necessary, and when such replacement sub-adviser can begin managing Fund assets, as well as the nature of the assets to be transitioned and relevant market conditions. With the approval of the Board, JPMPI has engaged Russell Investments Implementation Services, LLC (“RIIS”) to provide stand-by interim sub-advisory services, as well as transition management services, for both Funds, to be utilized as needed in certain transitional or trading circumstances involving a Fund Sub-Adviser. As of the date hereof, RIIS is not managing any assets of the Funds.
JPMPI acts as “manager of managers” for the Funds in reliance on an exemptive order of the SEC granting exemptions from certain provisions of the Investment Company Act (the “Exemptive Order”). Pursuant to the Exemptive Order, J.P. Morgan-affiliated funds are permitted, subject to supervision and approval of the Board, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without such agreements being approved by the shareholders of the Funds. JPMPI may not enter into any sub-advisory agreement with an affiliated sub-adviser without such agreement being approved by shareholders of the Funds.
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Accordingly, the Funds and JPMPI may hire, terminate, or replace the Funds’ sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. JPMPI will continue to have the ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement. Shareholders will be notified of any changes in sub-advisers. Shareholders of a Fund have the right to terminate a sub-advisory agreement for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. The Exemptive Order also permits the Funds to disclose to shareholders the management fees only in the aggregate. The initial shareholder of the Funds approved the Funds’ operation in reliance by the Funds on the Exemptive Order.
A discussion of the basis the Board used in approving the investment advisory agreement for the Funds is available in the financial statements and other information filed with the SEC on Form N-CSR (“Financial Statements and Other Information”) for the fiscal period ended June 30, 2025 which is available online at www.sixcirclesfunds.com.
Sub-Adviser Evaluation
The Adviser: (i) evaluates, selects, and recommends sub-advisers to be hired or replaced, subject to Board approval; (ii) monitors and evaluates the sub-advisers’ investment programs and results; (iii) allocates and reallocates each Fund’s assets among the sub-advisers; and (iv) reviews each Fund’s compliance with its investment objectives, strategies, policies and restrictions. Sub-adviser selection includes qualitative and quantitative analysis, with strong emphasis placed on non-quantitative factors, within a framework that reviews the sub-advisers’ people, process, philosophy and performance. In selecting sub-advisers, JPMPI will consider a variety of factors and attributes related to such sub-advisers, including, but not limited to:
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a well-defined and articulated investment process combined with a demonstrable and sustainable investment performance;
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specialized expertise and an appropriate level of experience;
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flexibility to adapt to a changing market environment;
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a strong focus on risk management;
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appropriate levels of staffing, organizational depth and continuity of management and investment professionals;
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a thorough understanding of the business aspects of managing the relevant investment strategies;
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solid administrative capabilities and strong internal controls;
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historical returns and volatility;
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correlation of a sub-adviser’s returns to broader markets and other sub-advisers;
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statistical peer analysis; and
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exposure, liquidity and drawdown (change in the value of a portfolio from its high to low point) analysis.
The investment methods used by Sub-Advisers in selecting securities and other investments for the Funds vary. The allocation of a Fund’s portfolio managed by one Sub-Adviser will, under normal circumstances, differ from the allocations managed by any other Sub-Advisers of the Fund with respect to, among other things, portfolio composition, turnover, issuer capitalization and issuer financials. Because selections are made independently by each Sub-Adviser, it is possible that one or more Sub-Advisers could purchase the same security or that several Sub-Advisers may simultaneously favor the same industry or sector.
The Adviser is responsible for establishing the target allocation of each Fund’s assets to each Sub-Adviser and may adjust the target allocations at its discretion. Market performance may result in allocation drift among the Sub-Advisers of a Fund. The Adviser is also responsible for periodically reallocating the portfolio among the Sub-Advisers, the timing and degree of which will be determined by the Adviser at its discretion. Each Sub-Adviser independently selects the brokers and dealers to execute transactions for the portion of a Fund being managed by that Sub-Adviser.
At times, allocation adjustments among Sub-Advisers may be considered tactical with over- or under-allocations to certain Sub-Advisers based on the Adviser’s assessment of the risk and return potential of each Sub-Adviser’s strategy. Sub-Adviser allocations are also influenced by each Sub-Adviser’s historical returns and volatility, which are assessed by examining the performance of strategies managed by the Sub-Advisers in other accounts that the Adviser believes to be similar to those that will be used for a Fund.
In the event a Sub-Adviser ceases to manage an allocation of a Fund’s portfolio, the Adviser will select a replacement sub-adviser or allocate the assets among the remaining Sub-Advisers. The securities that were held in the departing Sub-Adviser’s allocation of a Fund’s portfolio may be liquidated, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences. The Adviser may also add additional sub-advisers in order to broaden a Fund’s portfolio or capacity or as otherwise determined by the Adviser to be in the best interests of a Fund. In addition, the Adviser reserves the right to instruct the Sub-Adviser as needed on certain Fund transactions and manage a portion of the Fund’s portfolio directly to temporarily manage assets as a result of a Sub-Adviser’s resignation or removal. Alternatively, from time to time, JPMPI may, for
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The Funds' Management and Administration (continued)
short or longer-term periods and subject to Board approval, select an interim manager to transition a portion of Fund assets from one Sub-Adviser to another, or, at the direction of JPMPI, to implement a sub-strategy. JPMPI has engaged RIIS to provide such services, as deemed necessary.
The Portfolio Managers
Investment Adviser
Richard Madigan, Managing Director and Chief Investment Officer, Miles Wixon, Managing Director and Sarah Ferguson, Managing Director are the JPMPI portfolio managers for the MEP U.S. Unconstrained Fund and are primarily responsible for establishing and monitoring the investment strategy of the Fund and monitoring the Sub-Adviser.
Richard Madigan, Managing Director and Chief Investment Officer, Miles Wixon, Managing Director and Sarah Ferguson, Managing Director, are the JPMPI portfolio managers for the MEP International Unconstrained Fund and are primarily responsible for establishing and monitoring the investment strategy of the Fund and monitoring the Sub-Adviser.
Mr. Madigan is Chief Investment Officer for J.P. Morgan Private Bank and Wealth Management. In this role, he is responsible for the development of investment strategy, tactical and strategic asset allocation for over $580 billion in high-net-worth and institutional client assets. Mr. Madigan is Chair of the Wealth Management Global Investment Council. The CIO Team is comprised of portfolio management, market and macro research and a dedicated quantitative risk and analytics team that oversees multi- and single-asset class discretionary portfolios globally. The CIO Team is a part of the working group responsible for developing J.P. Morgan Asset and Wealth Management’s Long-Term Capital Markets Assumptions. Mr. Madigan brings over 30 years of portfolio management and international capital markets experience to the firm. Prior to his current role, Mr. Madigan held the title of CIO, Global Access Portfolios where he and his team managed $20 billion in discretionary assets for J.P. Morgan Private Bank and Wealth Management clients. Mr. Madigan holds a master’s degree from New York University, where he majored in Finance and International Business.
Mr. Wixon is a Managing Director and the Head of Equity for the J.P. Morgan Private Bank CIO Team, based in New York. He also is a member of the Wealth Management Global Investment Council. Mr. Wixon is responsible for coordinating the Private Bank CIO Team’s research and strategy efforts across global equity markets. Mr. Wixon joined J.P. Morgan in 2016 with 20 years of capital markets experience and brings substantial expertise in bottom-up, fundamental equity research and portfolio management. Previously, Mr. Wixon was a Portfolio Manager at McKinley Capital Management where he managed international equity strategies. Prior to joining McKinley, Mr. Wixon was a Senior Vice President and Portfolio Manager for Oppenheimer’s Global Equity Strategy where he co-managed a team of international sector analysts dedicated to a bottom-up, fundamental investment process. He was also a Managing Director at Rockefeller & Company where he co-managed global, international and U.S. equity strategies. Mr. Wixon began his career as a Japanese financial sector analyst at Nikko Salomon Smith Barney in Tokyo. Mr. Wixon holds a M.A. in International Affairs from Columbia University and a B.A. in International Relations, Political Science, Japanese Language and Literature and Asian Studies from the University of Wisconsin-Madison. Mr. Wixon holds the Chartered Financial Analyst (CFA) designation from The CFA Institute.
Mr. Cassese is a Managing Director and the Head of U.S. Equity for the J.P. Morgan Private Bank CIO Team, based in New York. Mr. Cassese is responsible for coordinating the Private Bank CIO Team’s research and strategy efforts across U.S. equity markets. David joined J.P. Morgan in 2017 with 19 years of capital markets experience and brings substantial expertise in bottom-up, fundamental equity research and portfolio management. Previously, Mr. Cassese was a Portfolio Manager at BlackRock on the Equity Dividend team. Prior to joining BlackRock, David was a Senior Vice President and Portfolio Manager for Oppenheimer’s Paired Alpha Equity Strategy where he managed a team of analysts dedicated to a bottom-up, fundamental investment process. David began his career as an equity analyst at T. Rowe Price in Baltimore. David holds a B.A. in Economics from Duke University.
Ms. Ferguson is a Managing Director and the Head of European Equity for J.P. Morgan Private Bank CIO team, based in London. Ms. Ferguson is responsible for coordinating the Private Bank CIO Team’s research and strategy efforts across European Equity markets. In this capacity, she works closely with the firm’s Portfolio Construction, Investment Strategy, and Risk Management teams to ensure European equity themes and investment positions held in client portfolios (including sector, capitalization, active and passive exposures) are underwritten and implemented using a disciplined, systematic asset class framework. Ms. Ferguson joined J.P. Morgan in 2018 with over 20 years of capital markets experience and brings substantial expertise in bottom up, fundamental European equity research and portfolio management. Previously, Ms. Ferguson was a European Equity Portfolio Manager for the sovereign wealth fund of Kuwait, the Kuwait Investment Office, for over 10 years. Ms. Ferguson started her career at BZW Investment Management as a European Equity Analyst. Ms. Ferguson holds a MSc in Economics from Glasgow University and a B. A. Hons in Philosophy, Politics and Economics from Oxford University.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of shares of the Funds.
Sub-Advisers
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The Adviser has entered into a sub-advisory agreement with the Sub-Adviser, as amended from time to time. The Adviser compensates each Fund’s Sub-Adviser out of the investment advisory fees it receives from each Fund. As stated above, the Adviser has contractually agreed through at least April 30, 2027 to waive any management fees that exceed the aggregate management fees the Adviser is contractually required to pay the Fund’s Sub-Adviser. The Sub-Adviser makes investment decisions for the assets it has been allocated to manage. The Adviser oversees the Sub-Adviser for compliance with each Fund’s investment objective, policies, strategies and restrictions, and monitors the Sub-Adviser’s adherence to its investment style. The Board supervises the Adviser and the Sub-Adviser, establishes policies that they must follow in their management activities, and oversees the hiring, termination and replacement of Sub-Advisers recommended by the Adviser.
A discussion of the basis the Board used in approving the investment Sub-Advisory Agreement for each Fund is available in the financial statements and other information filed with the SEC on Form N-CSR (“Financial Statements and Other Information”) for the fiscal period ended June 30, 2025 which is available online at www.sixcirclesfunds.com.
The following provides additional information about the Sub-Adviser and the portfolio managers who are responsible for the day-to-day management of its allocation. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of shares of the Funds.
MEP U.S. Unconstrained Fund and MEP International Unconstrained Fund
BlackRock
BlackRock, located at 50 Hudson Yards, New York, NY 10001, serves as the Sub-Adviser to the Funds under a Sub-Advisory Agreement with the Adviser on behalf of the Funds. BlackRock is registered as an investment adviser with the SEC and was founded in 1988. As of December 31, 2025, BlackRock and its affiliates had assets under management of approximately $14.041 trillion.
Portfolio Managers:
Jennifer Hsui, CFA, Peter Sietsema, CFA, Matt Waldron and Steven White serve as portfolio managers to the Funds.
Jennifer Hsui, CFA, Managing Director, is Chief Investment Officer for Global Portfolio Management within BlackRock’s EII team. She is responsible for overseeing investment strategies in iShares ETFs and Institutional Index Equity products. Ms. Hsui’s service with BlackRock dates back to 2006, including her years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. Prior to her current role, Ms. Hsui was a senior portfolio manager and led the Emerging Markets Portfolio Management teams in the Americas within EII. At BGI, she led the team responsible for the domestic institutional equity index funds. Prior to joining BGI, she worked as an equity research analyst covering the medical devices industry at RBC Capital Markets. Ms. Hsui earned a BS degree in economics and biology from the University of California, Berkeley.
Peter Sietsema, CFA, Director, is a member of BlackRock’s Index Equity Portfolio Management Group. He is responsible for the Sub-Advised vehicles. Mr. Sietsema was previously responsible for the management of a broad range of US equity portfolios. Mr. Sietsema’s service with the firm dates back to 2007, including his years with BGI, which merged with BlackRock in 2009. At BGI, he was a portfolio manager within the US Index Portfolio Management group in San Francisco. Mr. Sietsema began his career as Senior Manager of Alternative Investments at State Street. Mr. Sietsema earned a BS degree in business administration from California State University, Sacramento, in 2000.
Matt Waldron, CFA, Managing Director, is US Head of International Portfolio Management within BlackRock Global Markets & Index Investments (“BGM”). He is responsible for the management of ETFs, sub-advised, and institutional pooled & separate accounts that are predominantly invested in developed and emerging markets. Mr. Waldron’s service with the firm dates back to 2003. Prior to his current role, Mr. Waldron was a portfolio manager in BlackRock’s Multi Asset Client Solutions Group ("BMACS"), where he was responsible for the management of asset allocation portfolios for Institutional and HNW clients. Prior to joining BlackRock in 2003, Mr. Waldron was a research analyst at Monarch Capital Holdings LLC, an event-driven, long-short hedge fund. Mr. Waldron earned a BA degree in finance from the University of Delaware.
Steven White, Director, is Head of the Active Risk Index ETF team in the Americas, and co-CIO for Index Equity Investments within BGM. He is responsible for all complex, alternatively-weighted equity index ETFs. As co-CIO, he is responsible for leading efforts to drive scaled investment decisions across the global index equity book, resulting in consistent, risk managed investment outcomes for clients. He leads oversight of investment risk, performance oversight and equity index provider engagement. Mr. White is a member of the Index Equity Leadership Team. Mr. White’s service with the firm began in 2011. Prior to his current role, he was a Senior Portfolio Manager responsible for managing institutional mandates, mutual funds and iShares ETFs. He has held several other roles within the firm, including sales and index research. Prior to BlackRock, Mr. White worked at Merrill Lynch. Mr. White earned a bachelor’s degree in economics and MBA from San Diego State University.
May 1, 2026  |  37

The Funds' Management and Administration (continued)
The Funds' Administrator
Brown Brothers Harriman & Co. serves as the administrator (the “Administrator”) to the Funds pursuant to a written agreement (“Administration Agreement”).
The Funds' Custodian
Brown Brothers Harriman & Co. serves as the custodian (the “Custodian”) of the assets of the Funds. The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. The Custodian does not determine the investment policies of the Funds or decide which securities the Funds will buy or sell. The Custodian will also be providing the Funds a cash management sweep service.
The Funds' Transfer Agent
SS&C GIDS, Inc. (formerly DST Asset Manager Solutions, Inc.) (“SS&C” or “Transfer Agent”), serves as the transfer and dividend disbursing agent (the “Transfer Agent”) of the Funds. As transfer agent and dividend disbursing agent, the Transfer Agent is responsible for maintaining account records and for crediting income and capital gains to shareholder accounts.
The Funds' Distributor
Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group) (the “Distributor”), serves as principal underwriter of the Funds’ shares pursuant to an Underwriting Agreement with the Trust. The Distributor is a registered broker-dealer and a member of the Financial Regulatory Authority, Inc. (“FINRA”). Pursuant to the terms of the Underwriting Agreement, the Distributor continuously distributes the shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of shares of the Funds. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds. The Distributor is not affiliated with the Trust, the Adviser, or any of their affiliates.
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Investing with Six Circles Funds
The Funds are designed exclusively for investors participating in investment advisory programs, trusts or pooled investment vehicles managed by JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates (each, a “JPM Program”). In particular, the Funds are designed to be investment vehicles for the Managed Equity Portfolio strategy option available through discretionary JPM Programs. Fund shares may only be purchased through a JPM Program by your JPM Program representative acting on your behalf. Fund shares may be purchased or redeemed on any business day. There are no specific minimum investment amounts, redemption fees, distribution fees or sales charges applicable to investing in the Funds, other than as may be applicable generally to an investor’s overall JPM Program account. For purposes of this prospectus, commingled investment vehicles and other pooled investment vehicles, such as registered investment companies, advised by the Adviser or its affiliates are considered to be participating in a JPM Program and are therefore eligible to invest in the Funds.
As a client in a JPM Program, you will continue to pay program fees pursuant to your investment advisory agreement. To the extent your program fee is an asset-based fee based on the assets in your JPM Program advisory account, the value of Fund shares held in your JPM Program advisory account will be included in the calculation of the program fee.

Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States.
Purchasing Fund Shares
As stated above, Fund shares may only be purchased through a JPM Program by a JPM Program representative acting on your behalf. There are no minimum initial or subsequent investment amount requirements for the Funds. It is the responsibility of your JPM Program representative to send purchase orders to the Funds. If you discontinue participation in a JPM Program and choose to retain your Fund shares, notwithstanding the implications and risks of doing so (see below), you must hold your Fund shares through an eligible brokerage account and you will not be permitted to make new purchases into the Funds except for the reinvestment of dividends. See “Redeeming Fund Shares” below.
Purchase and redemption orders will be accepted only on days that the Six Circles Funds are open for business. The Funds are open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by a Fund or its intermediary prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET), on a day the Fund is open for business, will be effected at that day’s NAV. A Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE if the particular disruption or closure directly affects only the NYSE.
A purchase order must be supported by all appropriate documentation and information in the proper form. The Funds may refuse to honor incomplete purchase orders. To be in “proper form,” the purchase order must include the fund name, account number of either the shareholder or of the financial intermediary placing the order, and the amount of the transaction (in dollars or shares).
Share ownership is electronically recorded; therefore, no certificate will be issued.
Generally, any purchase into the Funds must be made through an eligible financial intermediary. For example, in the case of J.P. Morgan clients that hold their program accounts through a master trust, the Funds may refuse to honor purchase orders that are not made through an eligible financial intermediary (i.e., a financial intermediary with an appropriate agreement with the Funds).
Additional Information Regarding Purchases
In-Kind Purchases
A Fund may, in its absolute discretion and in limited circumstances, agree to accept securities in payment for the purchase of Fund shares, provided that such securities must: (i) meet the investment objective and policies of the Fund; (ii) be acquired by the Fund for investment and not for resale; and (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market.
Investor Identification
Federal law requires information about the identity of each investor to be verified and recorded. If an investor’s identity cannot be verified, the investor’s JPM Program account may be prohibited from investing in the Funds and any existing investment may be subject to compulsory redemption.
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Investing with Six Circles Funds (continued)
Redeeming Fund Shares
Generally, shares of a Fund may only be redeemed through a JPM Program. It is the responsibility of your JPM Program representative to send redemption orders to the Fund. However, to the extent you discontinue participation in a JPM Program and determine to retain all or a portion of your Fund shares, notwithstanding the implications and risks of doing so (see below), you may redeem any or all of your Fund shares through the broker at which you hold your Fund shares.
If a Fund or its intermediary receives a redemption order before the close of the NYSE (normally 4:00 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), it will be effected at the NAV per share calculated after the redemption order is received in good order. To be in “good order,” the redemption order must comply with security requirements implemented by the Funds' transfer agent, to the extent applicable, or the Fund, and must include the fund name, account number of either the shareholder or the financial intermediary placing the order, and the amount of the transaction (in dollars or shares). A JPM Program or your financial intermediary may have an earlier cut off time for redemption orders. To the extent applicable, all redemption requests must be supported by valid identity authentication.
Redemption proceeds will be deposited in the investor’s JPM Program account or eligible brokerage account, as applicable. A Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail. If the proceeds of redemption are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with the investor’s signature guaranteed.
A Fund typically expects that it will take one business day following the receipt of a redemption order in good order to pay out redemption proceeds; however, payment of redemption proceeds may take up to three business days from time to time and may take up to seven days as permitted by the Investment Company Act.
To the extent you determine to close your discretionary account with JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates, we recommend that you redeem your shares in the Funds, as these Funds are specifically designed to be completion portfolios within an overall discretionary portfolio, in particular, a Managed Equity Portfolio, and are not intended to be standalone investments. Note that redeeming your Fund shares may have tax and other consequences. You should consult your own tax advisors before choosing to redeem your Fund shares. Should you, nevertheless, choose to retain your Fund shares, you must hold such shares through an eligible brokerage account. You may be charged a fee if you effect transactions through an intermediary, broker or agent. Note that a Fund’s overall performance and liquidity may be negatively affected, and additional transaction costs may be incurred by the Fund, as a result of (i) allocation decisions made by JPM Programs to shift discretionary client assets among the Funds and other investments and (ii) allocation decisions made by the Adviser to shift Fund assets among different investment strategies and Sub-Advisers, which may negatively affect the value of your Fund shares even if you are no longer participating in a JPM Program. Further, since the Funds are completion portfolios designed to complement and work as part of an overall discretionary portfolio, in particular, a Managed Equity Portfolio, and are not intended to be standalone investments, each Fund may underperform as a standalone investment, even in instances where the overall portfolio performs as intended.
Additional Information Regarding Redemptions
A Fund may refuse to honor incomplete redemption orders.
A Fund may suspend the ability to redeem when:
1.
Trading on the NYSE is restricted;
2.
The NYSE is closed (other than weekend and holiday closings);
3.
Federal securities laws permit;
4.
The SEC has permitted a suspension; or
5.
An emergency exists, as determined by the SEC.
An investor generally will recognize a gain or loss on a redemption for federal income tax purposes. An investor should speak to their tax advisor before making a redemption.
Generally, all redemptions will be for cash. The Six Circles Funds typically expect to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, the Funds may also satisfy redemption requests by drawing on a line of credit from a bank or using other short-term borrowings from its custodian. These methods may be used during both normal and stressed market conditions. Under unusual conditions that make the payment of cash unwise and for the protection of a Fund’s remaining shareholders, a Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is unlikely that shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any
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redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities received in kind until they are sold. Under unusual conditions, a redemption in kind may include illiquid securities. You may not be able to sell such securities and may be required to hold such securities indefinitely. A redemption in-kind may also result in the distribution of securities that may not be held in your JPM Program account or eligible brokerage account due to investment restrictions or applicable legal or regulatory constraints. If payment is made in securities, a Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on a Fund and its remaining shareholders. If you receive a redemption in-kind, the securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash. While the Funds do not routinely use redemptions in-kind, the Funds reserve the right to use redemptions in-kind to manage the impact of large redemptions on the Funds. Redemption in-kind proceeds will typically be made by delivering a pro rata amount of the relevant Fund’s holdings that are readily marketable securities to the redeeming shareholder within seven days after the Fund’s receipt of the redemption order.
Closings, Reorganizations and Liquidations
To the extent authorized by law, each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself, or to cease operations and liquidate at any time.
Frequent Trading Policy
Frequent purchases and redemptions of Fund shares (or “round trips”) may interfere with the efficient management of a Fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the Fund’s long-term shareholders. Nevertheless, the Board has not imposed redemption fees to discourage frequent trading or short-term trading into and out of the Funds. In reaching this conclusion, the Board took into account that: (i) shares of the Funds currently are expected to only be sold to clients in a JPM Program; and (ii) clients in a JPM Program that invest in the Funds generally will not have discretion to make multiple round trips into and out of the Funds. For the same reasons, the Funds do not actively monitor for market timers. Although the Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.
Valuation
Shares are purchased at NAV per share. This is also known as the offering price. Shares are also redeemed at NAV.
The NAV per share of a Fund is equal to the value of all the assets of the Fund, minus the liabilities of the Fund, divided by the number of outstanding shares of the Fund. The following is a summary of the procedures generally used to value Six Circles Funds’ investments.
Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; securities for which market quotations are determined not to be reliable; or, securities in which their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the Board. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. A Fund may use an independent third party or affiliated valuation service to help determine the fair value of a security or other asset. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.
Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Foreign equity securities are valued as of the close of trading on the stock exchange on which the security is primarily traded, or as of 4:00 p.m. ET. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4:00 p.m. ET on the day that the value of the security is determined. Generally, foreign equity securities, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved pricing services. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.
Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing service or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the SAI.
Foreign currencies are valued based on foreign exchange rates obtained from a pricing service, using spot and forward rates available at the time NAVs of the Funds are calculated.
May 1, 2026  |  41

Investing with Six Circles Funds (continued)
Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.
Options (e.g., on stock indexes or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.
Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV.
Futures traded on U.S. and foreign exchanges are valued at the last sale price as of the close of the exchanges on the valuation date.
Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved independent third party or affiliated pricing services.
Swaps and structured notes are priced utilizing market quotations generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.
The International Unconstrained Equity Fund’s investments may be priced based on fair values provided by an independent third-party pricing service, based on certain factors and methodologies applied by such pricing service, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Fund’s Valuation Committee pursuant to guidelines adopted by the Board, and under the ultimate oversight of the Board.
NAV is calculated at 4:00 p.m. ET each day the NYSE is open for trading. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s shares may change on days when shares may not be purchased or redeemed.
Distributions and Taxes
For U.S. federal income tax purposes, each Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders, provided that it distributes to its shareholders at least the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and taxable income other than net capital gains) and 90% of its net tax exempt interest income in each year. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Each Fund can earn income and realize capital gains. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.
The Funds will generally distribute net investment income, if any, at least annually.
The Funds will distribute net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.
Investors have the following options for distributions. Investors may:
●
reinvest all distributions in additional Fund shares;
●
take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;
●
take distributions of net capital gain in cash and reinvest distributions of net investment income; or
●
take all distributions in cash.
If your JPM Program representative does not select an option when opening your account, we will reinvest all distributions. A shareholder whose distributions are reinvested in a Fund will be treated for U.S. federal income tax purposes as receiving the relevant distributions and using them to purchase shares.
In general, distributions of net investment income generally are taxable as ordinary income. Under certain circumstances, the portion of a distribution of net investment income that is attributable to interest on state and local bonds will be treated as an “exempt-interest dividend,” which is exempt from the regular U.S. federal income tax (although, for shareholders that are not corporations, it may be subject to U.S. federal alternative minimum tax). Dividends of net investment income that are not reported as exempt-interest dividends will be taxable as ordinary income. To the extent that a distribution exceeds the distributing Fund’s current and accumulated earnings and profits, the distribution will be treated as a tax-free return of capital to the extent of a shareholder’s adjusted basis in its shares of the Fund and as a capital gain thereafter (if the shares are held as capital assets).
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Shareholders who receive social security benefits should also consult their tax advisors to determine what effect, if any, an investment in any of the Funds may have on the federal taxation of their benefits. Exempt-interest dividends generally are included in income for purposes of determining the amount of benefits that are taxable.
Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that a Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long the shareholder has held shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Except when your investment is an IRA, 401(k) or other tax-advantaged investment plan, or you are a tax-exempt investor, if shares of the Fund are purchased just before a distribution, the investor will be subject to tax on the entire amount of the taxable distribution it receives. This is known as “buying a dividend.” Distributions are taxable to the investor even if they are paid from income or gain earned by the Fund before the investor’s investment (and thus were included in the price paid for the Fund shares). To avoid buying a dividend, please check the Fund’s dividend and capital gain schedule before you buy.
If the shares are held as capital assets, any gain resulting from the redemption or other disposition of Fund shares will be taxable as long-term or short-term gain, depending upon the investor’s holding period for the shares. Any loss arising from the redemption or other disposition of shares for which a shareholder has a holding period of six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received with respect to such shares, and will be disallowed to the extent of any distributions treated as exempt-interest dividends with respect to such shares.
A Fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, a Fund’s yield on those securities would be decreased.
Certain of a Fund’s investments, such as investments in certain debt obligations, asset-backed securities and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.
A Fund’s transactions in futures, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses of the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.
Additional Considerations for Both Funds
Please see the SAI for additional discussion of the tax consequences of the above-described and other investments to the Funds and their shareholders.
The dates on which net investment income and capital gain dividends, if any, will be distributed will be available online at www.sixcirclesfunds.com.
Any investor for whom the applicable Fund does not have a valid taxpayer identification number may be subject to backup withholding.
The Funds are not intended for non-U.S. shareholders. Any non-U.S. shareholders may be subject to U.S. tax withholding on distributions by the Funds, as discussed in the SAI.
Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investment through such plans. The tax considerations described in this prospectus do not apply to such tax-exempt or tax-deferred entities or accounts. An investor should consult its tax advisor to determine the suitability of the Funds as investments and the tax treatment of distributions.
May 1, 2026  |  43

Investing with Six Circles Funds (continued)
The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, each investor should consult a tax advisor to see how investing in a Fund and selection of a particular cost method of accounting will affect the investor’s own tax situation.
Portfolio Holdings Disclosure
No sooner than thirty calendar days after the end of each month, each Fund intends to disclose a schedule of its portfolio holdings as of the last day of that month. The Funds will post these schedules on the Six Circles Funds’ website at www.sixcirclesfunds.com. Not later than 60 days after the end of each fiscal quarter, each Fund will disclose its portfolio holdings schedule, as of the last day of that quarter, to the public. The quarterly schedules will be posted on the SEC’s website at www.sec.gov. From time to time, each Fund may post portfolio holdings on the Six Circles Funds’ website more frequently.
A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the SAI.
44  |  Six Circles® Funds

Investment Practices
The table discusses the types of investments which can be held by the Funds. In each case, the related types of risk are also listed.
FUND NAME	FUND CODE
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	1
Six Circles Managed Equity Portfolio International Unconstrained Fund	2

INSTRUMENT	APPLICABLE FUND(S)	RISK TYPE
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’
acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank.
Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.
	1, 2	Credit Currency Interest Rate Liquidity Market Political
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception of borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.
	1, 2	Credit Interest Rate Market
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date.
	1, 2	Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1, 2	Credit Currency Interest Rate Liquidity Market Political Valuation
Common Stock: Shares of ownership of a company.	1, 2	Market
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	1, 2	Credit Market
Contracts for Difference: A privately negotiated arrangement between two parties where the return is linked to the price movement of an underlying security or stock market index.	1, 2	Credit Liquidity Market Political Valuation
Convertible Securities: Bonds or preferred stock that can convert to common stocks, including contingent convertible securities.	1, 2	Credit Currency Interest Rate Liquidity Market Political Valuation
May 1, 2026  |  45

Investment Practices (continued)
INSTRUMENT	APPLICABLE FUND(S)	RISK TYPE
Distressed Investments: Investments in the obligations (e.g., bonds, loans, equity, etc.) of an issuer undergoing restructuring, bankruptcy or other financial distress.	1, 2	Credit Interest Rate Leverage Liquidity Management Market
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	1, 2	Currency Foreign Investment
Exchange-Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments.
	1, 2	Investment Company Market
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or operational purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards), forward rate agreements and currency swaps, caps and floors.
	1, 2	Credit Currency Foreign Investment Leverage Liquidity Management Market Prepayment
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”),
European Depositary Receipts (“EDRs”) and American Depositary Securities (“ADSs”).
	1, 2	Foreign Investment Liquidity Market Political Prepayment Valuation
Initial Public Offerings (“IPOs”): A transaction in which a previously private company makes its first sale of stock to the public.	1, 2	Market
Investment Company Securities: Shares or units issued by entities that pool investor capital to invest in portfolios of securities, such as stocks, bonds, and other assets. Regulated primarily under the Investment Company Act of 1940, these include money market funds and other mutual funds (open-end), closed-end funds, and unit investment trusts (“UITs”).
	1, 2	Investment Company Market
Master Limited Partnerships (“MLPs”): Limited partnerships that are publicly traded on a securities exchange.	1, 2	Credit Liquidity Management Market
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	1, 2	Credit Liquidity Management Market
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over-
the-counter put and call options on securities, indexes of securities and futures contracts on securities, indexes of securities, interest rate futures contracts and interest rate swaps and (b)
futures contracts on securities and indexes of securities.
	1, 2	Credit Leverage Liquidity Management Market
Preferred Securities: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1, 2	Market
46  |  Six Circles® Funds

INSTRUMENT	APPLICABLE FUND(S)	RISK TYPE
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not
registered under the Securities Act of 1933, as amended (the “1933 Act”) such as privately placed commercial paper and Rule 144A securities.
	1, 2	Liquidity Market Restricted Securities Valuation
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1, 2	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1, 2	Credit Liquidity Market
Reverse Repurchase Agreements[1]: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date.	1, 2	Credit Leverage Liquidity Market
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	1,2	Market
Securities Lending: The lending of up to 33 1∕3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1,2	Credit Leverage Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	1, 2	Credit Liquidity Market
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties.
Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.
	1, 2	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest in cash and cash equivalents for temporary defensive purposes.	1, 2	Credit Interest Rate Liquidity Market
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment
Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”).
	1, 2	Market
1
All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1∕3% of the Fund’s total assets except as permitted by law.
May 1, 2026  |  47

Investment Practices (continued)
INSTRUMENT	APPLICABLE FUND(S)	RISK TYPE
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.	1,2	Credit Currency Interest Rate Liquidity Market Political Valuation
U.S. Government Agency Securities: Securities issued or guaranteed by agencies and instrumentalities of the U.S. government. These include all types of securities issued by the
Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage
Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”),
including funding notes, subordinated benchmark notes, collateralized mortgage obligations
(“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”).
	1, 2	Credit Government Securities Interest Rate Market
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including
Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”)
and Coupons Under Book Entry Safekeeping (“CUBES”).
	1, 2	Interest Rate Market
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1, 2	Credit Leverage Liquidity Market Valuation
Risk related to certain investments held by the Funds:
Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.
Currency risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.
Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls, adverse economic developments, and exchange rate volatility. These risks are increased in emerging markets.
Government securities risk U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Circumstances could arise that would prevent the payment of interest or principal. Securities issued or guaranteed by certain U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support.
Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall). A Fund may face a heightened level of interest rate risk due to certain changes in monetary policy.
Investment company risk If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of a Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.
Leverage risk The risk that gains or losses will be disproportionately higher than the amount invested.
Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.
Management risk The risk that a strategy used by a Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.
Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.
Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.
Prepayment risk The risk that declining interest rates or other factors will result in unexpected prepayments, causing the value of the investment to fall.
Restricted Securities Risk. A Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss.
Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code of 1986, as amended, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.
Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.
48  |  Six Circles® Funds

This Page Intentionally Left Blank.

Financial Highlights
The financial highlights table is intended to help you understand the Funds' financial performance for the period of the Funds' operations, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Funds' Financial Statements and Other Information, which is available online at www.sixcirclesfunds.com or upon request by contacting your J.P. Morgan representative, by calling us collect at 1-212-464-2070.
	Per share operating performance:
		Investment operations			Distributions
	Net asset value, beginning of year	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund
Year Ended December 31, 2025	$20.71	$0.25	$3.56	$3.81	($0.23)	($0.02)	($0.25)
Year Ended December 31, 2024	16.74	0.25	3.93	4.18	(0.21)	—	(0.21)
Year Ended December 31, 2023	13.12	0.22	3.59	3.81	(0.19)	—	(0.19)
Year Ended December 31, 2022	16.70	0.20	(3.58)	(3.38)	(0.18)	(0.02)	(0.20)
Year Ended December 31, 2021	13.74	0.19	3.46	3.65	(0.15)	(0.54)	(0.69)

(a)
Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
50  |  Six Circles® Funds

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of year	Total return (b)	Net assets, end of year (000’s)	Net expenses, with interest expense (c)	Net expenses, without interest expense	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$24.27	18.38%	$27,458,772	0.06%	0.06%	1.14%	0.27%	24.86%
20.71	24.94	19,031,638	0.06	0.06	1.27	0.27	24.36
16.74	29.09	10,176,436	0.06	0.06	1.48	0.27	32.74
13.12	(20.26)	6,201,022	0.07	0.07	1.38	0.28	49.13
16.70	26.68	5,113,135	0.07	0.07	1.19	0.28	26.74
May 1, 2026  |  51

Financial Highlights (continued)

	Per share operating performance:
		Investment operations			Distributions
	Net asset value, beginning of year	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions
Six Circles Managed Equity Portfolio International Unconstrained Fund
Year Ended December 31, 2025	$12.88	$0.41	$3.88	$4.29	($0.44)	$—	($0.44)
Year Ended December 31, 2024	12.91	0.37	(0.02)	0.35	(0.38)	—	(0.38)
Year Ended December 31, 2023	11.00	0.32	1.88	2.20	(0.29)	—	(0.29)
Year Ended December 31, 2022	12.95	0.34	(1.96)	(1.62)	(0.33)	—	(0.33)
Year Ended December 31, 2021	11.03	0.34(e)	1.83	2.17	(0.25)	—	(0.25)

(a)
Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)
Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)
Includes interest expense, which was 0.006% for the year ended December 31, 2022.
(e)
Includes income recognized from non-cash dividends which amounted to $0.02 per share and 0.134% of average net assets for the year ended December 31, 2021.
(f)
Includes interest expense, which was 0.009% for the year ended December 31, 2021.
52  |  Six Circles® Funds

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of year	Total return (b)	Net assets, end of year (000’s)	Net expenses, with interest expense	Net expenses, without interest expense	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$16.73	33.34%	$12,188,462	0.10%(c)	0.10%	2.70%	0.30%	40.24%
12.88	2.62	6,276,567	0.10(c)	0.10	2.73	0.30	26.38
12.91	20.05	4,842,287	0.11(c)	0.11	2.62	0.31	42.84
11.00	(12.54)	3,191,667	0.14(d)	0.13	3.08	0.34	81.90
12.95	19.76	2,990,488	0.12(f)	0.11	2.70(e)	0.32	32.44
May 1, 2026  |  53

How To Reach Us
MORE INFORMATION
For investors who want more information on the Funds, the following documents are available free upon request:
ANNUAL REPORTS, SEMI-ANNUAL REPORTS, AND FINANCIAL STATEMENTS AND OTHER INFORMATION
The Funds' annual reports, semi-annual reports, and Financial Statements and Other Information contain more information about each Fund’s investments and performance. The annual reports also include details about the market conditions and investment strategies that have a significant effect on each Fund’s performance during the last fiscal year. In the Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.
Investors can get a free copy of these documents and other information, or ask us any questions, by contacting your J.P. Morgan representative, by calling us collect at 1-212-464-2070 or by writing to:
Six Circles Funds
c/o J.P. Morgan Private Investments Inc.
270 Park Avenue
New York, NY 10017
Investors can contact their JPM Programs directly for more information. Investors can also find information, including the SAI and annual and semiannual reports, online at www.sixcirclesfunds.com.
J.P. Morgan is committed to making our products and services accessible to meet the financial services needs of all our clients. If you are a person with a disability and need additional support accessing this material, please contact your J.P. Morgan team or email us at accessibility.support@jpmorgan.com for assistance.
Reports, a copy of the SAI, and the Financial Statements and Other Information about the Funds are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Investment Company Act File No. for the Fund is 811-23325.

©JPMorgan Chase & Co., 2026. All rights reserved. May 1, 2026.
PRO-6C-MEP-2026

Prospectus
Six Circles® Funds
May 1, 2026
Six Circles Multi-Strategy Fund
Ticker: CALTX
This Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Six Circles® Multi-Strategy Fund
Ticker: CALTX
What is the goal of the Fund?
The Fund seeks to achieve long-term capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1,2]	1.25%
Distribution (Rule 12b-1) Fees	None
Other Expenses[3]	0.43%
Acquired Fund Fees and Expenses[4]	0.02%
Total Annual Fund Operating Expenses	1.70%
Fee Waiver and Expense Reimbursement[1,2]	(0.76)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[1,2]	0.94%
1
The Fund’s adviser, J.P. Morgan Private Investments Inc. (“JPMPI”) and/or its affiliates have contractually agreed through at least April 30, 2027 to waive any management fees that exceed the aggregate management fees the adviser is contractually required to pay the Fund’s sub-advisers. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. JPMPI may terminate the waiver, under its terms, effective upon the end of the then-current term, by providing at least ninety (90) days prior written notice to the Six Circles Trust. The waiver may not otherwise be terminated by JPMPI without the consent of the Board of Trustees of the Six Circles Trust, which consent will not be unreasonably withheld. Such waivers are not subject to reimbursement by the Fund.
2
Additionally, the Fund’s adviser has contractually agreed through at least April 30, 2027 to reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.45% of the average daily net assets of the Fund (the “Expense Cap”). An expense reimbursement by the Fund’s adviser is subject to repayment by the Fund only to the extent it can be made within thirty-six months following the date of such reimbursement by the adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements by the adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the adviser or at the time of repayment by the Fund. This expense reimbursement is in effect through April 30, 2027, at which time the adviser and/or its affiliates will determine whether to renew or revise it.
3
“Other Expenses” are based on actual expenses incurred in the most recent fiscal year and include interest expense of 0.09%. Excluding interest expense, the Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement is 0.83%.
4
The "Total Annual Fund Operating Expenses" do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include "Acquired Fund Fees and Expenses."
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through April 30, 2027 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	96	461	852	1,945
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 652.39% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund is designed to achieve long-term capital appreciation by allocating its assets across multiple sub-advised strategies that are intended to allow the Fund to maintain an investment portfolio with, on average, lower volatility over a market cycle than the broader equity markets. J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), will allocate Fund assets across a variety of strategies, including, but not limited to, equity long/short, event driven, global macro, relative value, and multi-strategy, managed by one or more sub-advisers retained by the Adviser (each, a “Sub-Adviser”). Additionally, the Sub-Advisers may in turn allocate to one or more additional sub-advisers (each, a "Sub-Sub-Adviser") a portion of the assets allocated to them by the Adviser. Certain references herein to the Sub-Adviser may also include a Sub-Sub-Adviser, as the context requires. The Adviser dynamically allocates the Fund’s assets among Sub-Advisers generally employing alternative investment strategies and may also manage a portion of the Fund’s assets directly. The main strategies of the Fund include:
●
Equity Long/Short: which employs both long and short positions in primarily equity securities and equity-related derivatives;
●
Event Driven: which focuses on event-linked, acquisition-related, and other types of instruments, including equities,
May 1, 2026  |  1

Six Circles® Multi-Strategy Fund (continued)
debt securities, and derivatives that are currently or may be prospectively affected by transactions or events, including mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance, other capital structure adjustments, and shareholder activism;
●
Global Macro: which seeks to profit from movements in, or risks related to, underlying macroeconomic variables and/or risk premia factors, and the impact those variables and factors have on equity, fixed income, currency, and/or commodity markets;
●
Relative Value: which focuses on potential valuation discrepancies in related financial instruments; and
●
Multi-Strategy: which employs a wide variety of strategies, including some or all of those described above, with allocations among such strategies based upon analysis of fundamental, statistical, technical, or other factors.
In allocating the assets of the Fund, the Adviser will generally review quantitative and qualitative factors, including, without limitation, macroeconomic scenarios, market sentiment, diversification, strategy capacity, regulatory constraints, and the fees associated with the strategy. The Adviser will make strategic and tactical allocation decisions by directing shifts in allocations among the various investment strategies managed by the Sub-Advisers. The Adviser will periodically review and determine the allocations among the investment strategies and may make changes to these allocations when it believes it is beneficial to the Fund. The Adviser may, in its discretion, add to, delete from or modify the categories of investment strategies employed by the Fund, or add other investment strategies managed by the Sub-Advisers. In making allocations among such investment strategies and/or in changing the categories of investment strategies employed by the Fund, the Adviser expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the Fund is exclusively designed. As such, the Fund may perform differently from a similar fund that is managed without regard to such broader investment programs. The Fund will maintain a flexible design in order to support the potential introduction of additional strategies and/or managers as market opportunities arise.
Each Sub-Adviser may use both its own proprietary and external research and securities selection process to manage its allocated portion of the Fund’s assets. The Adviser is responsible for determining the amount of Fund assets allocated to each Sub-Adviser. The Adviser is not required to allocate a minimum amount of Fund assets to any specific Sub-Adviser and may allocate, or re-allocate, zero Fund assets to a specific Sub-Adviser at any time. The Sub-Advisers are responsible for determining the amount of Fund assets allocated to each Sub-Sub-Adviser. The Adviser engages the following Sub-Advisers: AHL Partners LLP (“AHL”), Pacific Investment Management Co. (“PIMCO”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), Dynamic Beta Investments LLC (“DBi”), BlackRock Investment Management, LLC (“BlackRock”) and
Capital Fund Management S.A. (“CFM”). BlackRock currently allocates assets to BlackRock International Limited (“BIL”). The Adviser may adjust allocations to the Sub-Advisers at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Fund’s Sub-Advisers, the investment strategies they pursue, and the portion of the Fund allocated to them may change over time. For example, due to market conditions, the Adviser may choose not to allocate Fund assets to a Sub-Adviser or may reduce the portion of the Fund allocated to a Sub-Adviser to zero. Each Sub-Adviser is responsible for deciding which securities to purchase and sell for its respective portion of the Fund and for placing orders for the Fund’s transactions. However, the Adviser reserves the right to instruct Sub-Advisers as needed on certain Fund transactions and manage a portion of the Fund’s portfolio directly, including, without limitation, for portfolio hedging, to temporarily adjust the Fund’s overall market exposure or to temporarily manage assets as a result of a Sub-Adviser’s resignation or removal. Below is a summary of each current Sub-Adviser’s investment approach.
AHL — Trend Following Strategy
With respect to its allocated portion of the Fund, AHL employs computerized processes to identify investment opportunities across a wide range of markets around the world. The cornerstone of AHL’s investment philosophy is that financial markets exhibit persistent trends and other inefficiencies. Trends are a manifestation of serial correlation in financial markets – the phenomenon whereby past price movements influence future price behavior. Although price trends vary in their intensity, duration and frequency, they typically recur across sectors and markets. Trends are an attractive focus for active trading styles applied across a range of global markets. The strategy implements a systematic momentum strategy that seeks to profit from medium-term trends in liquid futures and forward markets. The strategy intends to invest mainly in a wide range of the most liquid futures markets, spanning equities, fixed income, commodities and foreign exchange. Investment decisions are executed via AHL’s proprietary execution strategy. AHL’s investment decision process is quantitative and primarily directional in nature, meaning that investment decisions are driven by mathematical models based on market trends and other historical relationships. The strategy determines trend strength and direction using multiple momentum signals which seek to capture medium term trends; positions are scaled inversely to market volatility to ensure balanced risk at market level, sector level and portfolio level. It is underpinned by risk control, ongoing research, diversification and the quest for efficiency. In line with the principle of diversification, the approach to portfolio construction and asset allocation is premised on the importance of deploying investment capital across the full range of sectors and markets. Particular attention is paid to correlation of markets and sectors, expected returns, market access costs and market liquidity. Portfolios are regularly reviewed and, when necessary,
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adjusted to reflect changes in these factors. The number and diversity of markets and strategies traded directly or indirectly by the strategy may change over the life of the investment. AHL’s strategy is designed to provide an excess return with a stable level of volatility regardless of market conditions. AHL seeks to do this by using systematic algorithms (i.e., a mathematical model) to scale positions based on the net asset value (“NAV”) of its allocated portion of the Fund. The algorithm measures the degree of volatility in a particular market. As volatilities increase, the algorithm will look to reduce exposure. Conversely, it will increase exposure, subject to risk limits, if the market is calm and volatility decreases. In implementing its investment program, AHL may hold significant cash and cash equivalents from time to time.
PIMCO — Mortgage Opportunities Strategy
With respect to the portion of the Fund allocated to PIMCO’s Mortgage Opportunities Strategy, PIMCO seeks to generate consistent absolute returns across full market cycles through active management across a wide array of mortgage-related and securitized securities. Untethered to a traditional benchmark, PIMCO has the ability to tactically allocate across various subsectors of the global mortgage-backed securities (“MBS”) market, including U.S. and European markets, residential and commercial and agency and private label MBS and asset-backed securities (“ABS”). While PIMCO’s strategy seeks attractive absolute returns across full market cycles, the strategy’s flexibility allows for active management of its exposure to a variety of risk factors, including interest-rate risk and credit risk.
T. Rowe Price— Floating Rate Bank Loan Strategy
With respect to the portion of the Fund allocated to T. Rowe Price’s Floating Rate Bank Loan Strategy, T. Rowe Price will primarily invest in U.S. dollar denominated floating rate notes and debt instruments, including U.S. dollar denominated bonds or loans of foreign issuers or lenders. To add additional diversification and liquidity, the portion of the Fund allocated to T. Rowe Price may also invest in high yield bonds that present good relative value along with liquid derivatives and cash. The loans held by the portion of the Fund allocated to T. Rowe Price may be senior or subordinate obligations of the borrower, although such portion of the Fund normally invests the majority of its assets in senior floating rate loans under normal conditions. For security selection, the investment team uses a proprietary fundamental credit research approach with a preference for higher quality and lower volatility securities. Selected investments will demonstrate the potential for capital appreciation, and/or attractive current yields.
DBi — Multi-Strategy
With respect to its allocated portion of the Fund, DBi will seek to approximate the returns of a composite of hedge funds which employ alternative investment strategies identified by DBi. It will do so by researching and analyzing the returns of hedge funds which employ such alternative investment strategies and will seek to approximate the returns of a model portfolio of hedge funds that employ these identified strategies (the “Composite”). In constructing the Composite, DBi shall include a selection of hedge funds that implement a range of investment strategies including (i) equity long/short strategies; (ii) global macro strategies; (iii) event driven strategies; and (iv) relative value strategies. DBi will then construct the Composite by setting a weighting to each such strategy in the Composite and selecting the hedge funds employing those strategies that will be included in the Composite. The appropriate weightings in the Composite are determined by DBi based on its analysis of the hedge fund universe in order to allow it to construct the Composite in a manner which best replicates the returns of the overall hedge fund market. The weightings in the Composite and the hedge funds used in the Composite, may be changed by DBi over time depending on its views of market environment or its views regarding the merits of the various hedge funds. DBi will not invest directly in the hedge funds that are in the Composite. Rather, DBi will seek to approximate the returns of the Composite by investing primarily in futures contracts, with a significant percentage of its allocated portion of the Fund being kept in cash and cash equivalents. Excess cash is generally invested in U.S. treasury bills.
BlackRock – Global Equity Market Neutral Strategy
With respect to the portion of the Fund allocated to BlackRock’s Global Equity Market Neutral investment strategy, BlackRock will seek to produce returns that have a low correlation to the returns of the equity markets in which the Fund invests. BlackRock pursues this market-neutral strategy by taking both long and short positions primarily across a variety of developed market equity instruments. BlackRock expects to maintain long and short positions primarily through the use of swap agreements (including, but not limited to, total return swaps, some of which may be referred to as contracts for difference) and other derivative instruments, such as futures. Although BlackRock intends to maintain an overall long position in its portfolio investments, BlackRock generally expects to maintain significant short positions in equity securities and equity related instruments. In certain circumstances, these short positions may approach or reach the size of the overall long position. BlackRock looks to identify overvalued, undervalued or mispriced stocks and other equity instruments through proprietary ranking techniques. BlackRock takes long positions primarily in securities that BlackRock has identified as attractive and short positions in such securities that BlackRock has identified as overvalued or poised for underperformance. BlackRock may utilize derivative instruments as a significant part of its strategy. BlackRock’s investment process leverages fundamentally informed and data-driven insights, which may use a range of factors to generate investment ideas, including macroeconomic inputs, company fundamentals, machine learning and artificial intelligence methods including large language models, sentiment analysis, factor and thematic insights, and
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Six Circles® Multi-Strategy Fund (continued)
measures of whether a security is over- or under-valued. BlackRock may engage in active and frequent trading of portfolio securities to achieve its investment strategy.
CFM – Cumulus Strategy
With respect to its allocated portion of the Fund, CFM will seek to achieve long-term capital appreciation through returns that aim to be uncorrelated with traditional asset classes. CFM will follow the quantitative CFM Cumulus trading program which includes futures multi-strategy, equity statistical arbitrage, and relative value components. The program may take long and short exposures through a variety of financial instruments including securities, foreign exchange, futures, forwards, swaps (including equity swaps) and other derivatives on bonds, shares, rates, currencies, commodities, credit and indices, as well as derivatives on all the foregoing. The trading of the program is generally conducted using electronic means based on a number of proprietary systematic trading models. The program employs a systematic investment process which seeks to generate, weigh and aggregate signals based on such components to build a diversified investment portfolio. The program includes an integrated risk management system which seeks to monitor the risk of the portfolio on an ongoing basis. The risk of the individual trading strategies is adjusted on the basis of volatility forecasts in order to target a stable portfolio risk over the medium-term. The program seeks to be diversified within the asset classes traded. The program is exposed to the financial markets on a global basis focusing on markets that provide sufficient liquidity and supporting infrastructure. Trading may be extended to new markets when liquidity and market infrastructure allow. The program is statistical and systematic in nature. The system is fed with historical price and econometric time series data. A range of systems are employed which can be both technical and market specific in nature. Trade execution is generally electronic in all asset classes and is based upon execution models that seek to take advantage of short-term market information.
As part of the Fund’s investment strategies, the Fund will have investment exposure, directly or indirectly, to a broad range of instruments, markets, and asset classes economically tied to the U.S. and foreign markets (including emerging markets). Investments may include, but are not limited to, equity securities, fixed income securities, foreign exchange securities, and derivative and commodity instruments, as more fully described below. The Fund may take both long and short positions in any of its investments. The Fund has flexibility to allocate its assets across all asset classes, market sectors, and instruments. Other than limits described herein, in the Statement of Additional Information and under applicable law, there is no limit on the amount of exposure the Fund may have to any specific asset class, market sector, or instrument. The Fund may purchase securities or other investments throughout the world on recognized markets, in private placements, and through both initial and secondary under-written offerings (including Rule 144 and 144A securities, which are securities that may be resold without registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to an exemption from registration under the 1933 Act). To the extent permitted by the Investment Company Act of 1940, as amended (the “Investment Company Act”), the Fund may invest a significant portion of its assets in a variety of commodities and commodity-linked derivatives. The Fund may have significant investment leverage (directly or indirectly) as a result of its use of derivatives.
The Fund may invest in the instruments described in the following paragraphs, though the Fund may not necessarily hold all of these instruments at any given time.
As part of its principal investment strategy, the Fund will invest a substantial portion of its net assets, without limitation, in derivatives, and may use such instruments for risk management purposes or as part of its investment strategies to manage duration, credit quality, and currency risk and/or as substitutes for securities and other instruments in which the Fund can invest. A derivative is an instrument that has a value based on another instrument, exchange rate or index. The Fund may use futures, swaps, forward contracts, foreign exchange instruments, options and structured notes, as well as repurchase agreements and reverse repurchase agreements, and other types of derivative instruments linked to stock indices, currencies, bonds, interest rates and commodity instruments in connection with its principal strategies. These derivatives may also be used in certain market conditions in order to hedge various investments, for risk management purposes, as a substitute for securities and other instruments in which the Fund can invest or to increase income or gain to the Fund. The Fund may also use currency derivatives as part of its investment strategy.
As a result of the Fund’s use of derivatives, the Fund may have economic leverage, which means the sum of the Fund’s investment exposures through its use of derivatives may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. The Fund may also hold cash (such as time deposits) or invest significant amounts in cash equivalents (such as U.S. Treasury and foreign government obligations) to serve as collateral for derivative positions or in the event of a decrease in market exposure.
As the Fund may purchase derivatives generally using only a fraction of the assets that would be needed to purchase the relevant securities directly, a Sub-Adviser may therefore seek to achieve greater returns by purchasing derivatives and investing the remaining assets in other types of securities described herein to add excess return. The Fund expects that, under normal market conditions, the notional value (which is the face or nominal amount of a derivatives transaction) of its derivatives exposure generally will exceed that of its net assets.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales (which are sales by the Fund of securities it does not own with the hope of purchasing the same securities at a later date at a lower price). The Fund may take long and/or short positions (which represent sales by the Fund of securities
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that it does not own with the hope of purchasing the same securities at a later date at a lower price) in a wide range of asset classes, including equities, fixed income, commodities, and currencies, among others. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price. Short positions (implemented via a derivative instrument such as futures or a swap) involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum loss on a short exposure. It is possible that the market value of the securities that the Fund holds in long positions will underperform at the same time that the market value of the securities for which the Fund has a short exposure outperforms, thereby increasing the Fund’s potential volatility.
As part of its principal investment strategy, the Fund may invest in various types of fixed income instruments such as bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.
Additionally, as part of its principal investment strategy, the Fund will invest in floating rate loans and floating rate debt securities. Floating rate loans represent amounts borrowed by companies or other entities from banks and other lenders. The loans in which the Fund invests may be referred to as “leveraged loans” because the borrowing companies often have significantly more debt than equity. The loans held by the Fund may be senior or subordinate obligations of the borrower, although the Fund normally invests in senior floating rate loans. In the event of bankruptcy, holders of senior floating rate loans are typically paid (to the extent assets are available) before other creditors of the borrower, such as bondholders and stockholders. Holders of subordinate loans may be paid after more senior bondholders. Loans may or may not be secured by collateral. Floating rate loans have interest rates that reset periodically (typically quarterly or monthly). Floating rate loans may be structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. The Fund may acquire floating rate loans directly from a lender or through the agent, as an assignment from another lender who holds a floating rate loan, or as a participation interest in another lender’s floating rate loan or portion thereof.
The Fund currently expects to invest a substantial portion of its net assets in below investment-grade credit instruments, including “high yield” instruments (also known as “junk bonds”) and “distressed” debt instruments. These instruments generally (i) will carry a credit rating at the time of investment of BB or lower by Standard & Poor’s Corporation (“S&P”) and Fitch Ratings (“Fitch”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or of the equivalent quality by another nationally recognized statistical rating organization or, if such instruments are unrated, (ii) will be deemed by a Sub-Adviser (as defined below) to be of comparable quality at the time of investment.
The Fund may invest in fixed income instruments with a credit rating as low as, or lower than, CCC/CCC/Caa, according to S&P, Fitch and Moody’s, respectively.
Additionally, as part of its principal investment strategy, the Fund may invest in any combination of mortgage-related securities or other asset-backed securities. The Fund may also invest in mortgage- or real estate-related equity instruments.
Further, as part of its principal investment strategy, the Fund may invest in equity securities, warrants, and other investment companies such as open-end funds, closed-end funds and exchange-traded funds (“ETFs”).
As part of its principal investment strategy, the Fund seeks to gain exposure to the commodity markets by investing up to 25% of its total assets in wholly-owned subsidiaries, which are organized under the laws of the Cayman Islands (each, a “Subsidiary” and together, the “Subsidiaries”). Generally, the Subsidiaries will invest primarily in commodity futures, but may also invest in financial futures and forwards and swap contracts, fixed income securities, pooled investment vehicles, including open-end investment companies, and other investments intended to serve as margin or collateral for such Subsidiary’s derivative positions. The Fund invests in the Subsidiaries in order to gain exposure to the commodities markets within the limitations of the federal tax law, rules and regulations that apply to “regulated investment companies.” Unlike the Fund, the Subsidiaries may invest without limitation in commodity-linked derivatives; however, the Subsidiaries and the Fund, in the aggregate, will comply with applicable requirements for derivatives transactions set forth in Rule 18f-4 under the Investment Company Act. In addition, the Fund and the Subsidiaries will comply with the same fundamental investment restrictions on an aggregate basis, and the Subsidiaries follow the same compliance policies and procedures as the Fund to the extent those restrictions, policies and procedures are applicable to the investment activities of the Subsidiaries. The Subsidiaries are treated as corporations for U.S. federal income tax purposes. Unlike the Fund, the Subsidiaries do not, and will not, seek to qualify as “regulated investment companies” under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended. The Fund is the sole shareholder of the Subsidiaries and does not expect shares of the Subsidiaries to be offered or sold to other investors. The Fund does not intend to create or acquire primary control of any entity that primarily engages in investment activities, in securities or other assets, other than the entities that are wholly-owned by the Fund.
The Fund’s investments are generally made without restriction as to issuer market capitalization, country, currency, or maturity. The Fund may invest in issuers in the United States as well as issuers in foreign developed countries and emerging markets.
The Fund is classified as a “non-diversified” fund under the Investment Company Act. A non-diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. Due to the nature of the
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Six Circles® Multi-Strategy Fund (continued)
investments in which the Fund is seeking to invest, at times a significant portion of the issuers of the investments in the Fund’s portfolio may be in the financial services sector.
The Fund will likely engage in active and frequent trading and may experience high levels of portfolio turnover. The frequency with which the Fund buys and sells securities or other investments will vary from year to year, depending on market conditions.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the Adviser’s and/or Sub-Advisers’ expectations regarding particular instruments or markets are not met.
An investment in this Fund or any other fund is not designed to be a complete investment program. It is intended to be part of a broader investment program administered by the Adviser or its affiliates. The performance and objectives of the Fund should be evaluated only in the context of your complete investment program. The Fund is managed to take into account the investment goals of the broader investment program and therefore changes in value of the Fund may be particularly pronounced and the Fund may underperform a similar fund managed without consideration of the broader investment program. The Fund is NOT designed to be used as a stand-alone investment.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, supply chain disruptions, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Derivatives Risk. Derivatives, including futures, options, swaps and forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes the risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of a Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Derivatives also subject the Fund to liquidity risk because the liquidity of derivatives is often based on the liquidity of the underlying instruments. In addition, the possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Contracts for Difference Risk. A contract for difference (“CFD”) is a contract between two parties, typically described as “buyer” and “seller,” stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future. (If the difference is negative, then the buyer instead pays the seller.) In effect, CFDs are financial derivatives that allow a Fund to take advantage of values moving up (long positions) or values moving down (short positions) on underlying assets. A contract for difference offers exposure to price changes in an underlying security without ownership of such security, typically by providing investors the ability to trade on margin. CFDs are over-the-counter derivative instruments that are subject to the credit risk of the counterparty. The Fund will transact in contracts for difference which may increase the Fund’s financial risk to the extent that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty under the contract for difference and the return on related assets in its portfolio. Contracts for difference are
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not registered with the Securities and Exchange Commission (the “SEC”) or any U.S. regulator. The Fund’s investments in CFDs are subject to the risks associated with the underlying reference obligations and derivative instruments, including, among others, liquidity risk, counterparty risk, derivatives risk and margin risk.
Quantitative (Model) Investing Risk. Models (including quantitative models), data, and investment programs are used to screen potential investments for the applicable portion of the Fund. The success of a Fund’s quantitative investment strategy may depend in part on the effectiveness of a Sub-Adviser’s quantitative tools for screening securities. Securities selected using quantitative analysis can react differently to issuer, political, market and economic developments than the market as a whole or securities selected using only fundamental analysis, which could adversely affect their value. As a result, a portfolio of securities selected using quantitative analysis may underperform the market as a whole or a portfolio of securities selected using a different investment approach, such as fundamental analysis. A Sub-Adviser’s quantitative tools may use factors that may not be predictive of a security’s value, and any changes over time in the factors that affect a security’s value may not be reflected in the quantitative model. The quantitative tools may not react as expected to market events, resulting in losses for the Fund. Data for some companies, particularly for non-U.S. companies, may be less available and/or less current than data for other companies. When models or data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. In addition, issues in the construction and implementation of the models, including software or hardware malfunction, power loss, software bugs, malicious code, viruses, system crashes, issues related to the use of artificial intelligence and machine learning, and other technological failures or various other events or circumstances within or beyond the control of a Sub-Adviser, may adversely impact the Fund. Some of the models used by certain Sub-Advisers are predictive in nature. The use of predictive models has inherent risks. There is no assurance that the models are complete or accurate, or representative of future market cycles, nor will they always be beneficial to the Fund if they are accurate. These strategies may incorporate factors that are not predictive of a security’s value.
Risks Associated with the Use of Artificial Intelligence ("AI") Tools. The Adviser and Sub-Advisers rely on programs and systems that utilize AI, machine learning, probabilistic modeling, and other data science technologies ("AI Tools"). AI Tools are highly complex, and may be flawed, hallucinate, reflect biases included in the data on which such tools are trained, be of poor quality, lack transparency, infringe on the intellectual property rights of others, or be otherwise harmful. The Adviser and Sub-Advisers typically incorporate human oversight including through the standards and policies that define the governance framework, to reduce the risk of acting on potentially defective outputs. The U.S. and global legal and regulatory environment relating to the use of AI Tools is uncertain and rapidly evolving, and could require changes in the Adviser’s and/or Sub-Advisers' implementation of AI Tools and increase compliance costs and the risk of non-compliance. Further, the Adviser and Sub-Advisers may use AI Tools developed by third parties, and the Adviser and Sub-Advisers may have limited visibility over the accuracy and completeness of such AI Tools.
Foreign Currency Forward Contracts Risk. Foreign currency forward contracts, including non-deliverable forwards (“NDFs”) (which are transactions that represent agreements between a fund and a counterparty (usually a commercial bank) to buy or sell a specified amount of a particular currency at an agreed-upon foreign exchange rate on an agreed-upon future date, where there is no physical delivery of the currency on the settlement of the transaction), are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of foreign currency at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract and include the risks associated with fluctuations in currency. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. The use of foreign currency forward contracts may expose the Fund to additional risks, such as credit risk, liquidity risk, and counterparty risk, that it would not be subject to if it invested directly in the currencies underlying the foreign currency forward contract.
Futures Contracts Risk. Futures contracts are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks, such as credit risk, liquidity risk, and counterparty risk, that it would not be subject to if it invested directly in the securities underlying those derivatives. There can be no assurance that any strategy used will succeed. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold, and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). Government bond futures contracts, such as treasury futures contracts, expose the Fund to price fluctuations resulting from changes in interest rates and to potential losses if interest rates do not move as expected. Interest rate futures contracts expose the Fund to price fluctuations resulting from changes in interest rates. The Fund could suffer a loss if interest rates rise after the Fund has purchased an interest rate futures contract or fall after the
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Six Circles® Multi-Strategy Fund (continued)
Fund has sold an interest rate futures contract. Foreign currency futures contracts expose the Fund to risks associated with fluctuations in the value of foreign currencies. Foreign currency futures contracts are similar to foreign currency forward contracts, except that they are traded on exchanges (and may have margin requirements) and are standardized as to contract size and delivery date. The Fund may use foreign currency futures contracts for the same purposes as foreign currency forward contracts, subject to Commodity Futures Trading Commission (“CFTC”) regulations. Futures contracts on bond and equity indices expose the Fund to volatility in an underlying index. Unlike the financial futures markets, in the commodity futures markets, there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may also change.
Swap Agreements Risk. Swap agreements or “swaps” are transactions in which the Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates or the performance of specified securities, indices or other assets based on a specified amount (the “notional” amount). Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage, and as such, are subject to leverage risk. If swaps are used as a hedging strategy, the Fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements. Swaps also may be difficult to value. Swaps may be subject to liquidity risk and counterparty risk, and swaps that are traded over-the-counter are not subject to standardized clearing requirements and may involve greater liquidity and counterparty risks.
Commodities Risk. The value of commodities and commodity-linked derivative investments can be extremely volatile and exposure to commodities could cause the value of the Fund’s shares to decline or fluctuate in a more rapid and unpredictable manner. The Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, commodity price volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as changes in supply and demand, resource availability, speculation in the commodities markets, drought, floods, weather, livestock disease, pandemics, embargoes, tariffs, war, acts of terrorism and international economic, political and regulatory developments. The Fund may invest significantly in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, the Fund may be more susceptible to risks associated with those sectors. No active trading market may exist for certain commodities investments. As a result, it may not always be possible for the Fund to liquidate commodity-related investments at an advantageous time or price, which may subject the Fund to additional liquidity risk. Certain types of commodities instruments are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument. The Fund’s investments in commodity-related instruments may lead to losses in excess of the Fund’s investment in such products, as some commodity-linked derivatives can have the potential for unlimited losses. Such losses can significantly and adversely affect the net asset value (“NAV”) per share of the Fund and, consequently, a shareholder’s interest in the Fund. Because a portion of the Fund’s performance may be linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of significant fluctuations in the value of the Fund’s shares.
CFTC Regulation Risk. The Fund is subject to regulation by the Commodity Futures Trading Commission (“CFTC”) as a “commodity pool” and the Adviser is subject to regulation as a “commodity pool operator” with respect to the Fund. As a result, the Fund is subject to various CFTC requirements, including certain registration, disclosure and operational requirements. Compliance with these requirements may increase Fund expenses.
Leveraging Risk. Certain transactions may give rise to a form of leverage. Such transactions may include reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, and may give rise to leverage. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s net NAV per share to be volatile. This means that leverage entails a heightened risk of loss.
Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions or a lack of willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can increase the volatility of the Fund’s NAV per share. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active
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market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.
Multi-Manager Risk. The Fund’s performance depends on the skill of the Adviser in selecting, overseeing, and allocating Fund assets to the Sub-Advisers. The Sub-Advisers’ investment styles may not always be complementary. The Sub-Advisers operate independently (e.g., make investment decisions independently of one another), and may make decisions that conflict with each other. For example, it is possible that a Sub-Adviser may purchase a security for the Fund at the same time that another Sub-Adviser sells the same security, resulting in higher transaction costs without accomplishing any net investment result; or that several Sub-Advisers purchase the same security at the same time, without aggregating their transactions, resulting in higher transaction costs. The Fund’s Sub-Advisers may underperform the market generally, underperform other investment managers that could have been selected for the Fund and/or underperform private investment funds with similar strategies managed by the Sub-Advisers. Subject to the overall supervision of the Fund’s investment program by the Fund’s Adviser, each Sub-Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.
Tax Risk. To comply with its asset diversification test applicable to a regulated investment company, the Fund will limit its investments in all of the Subsidiaries (on a consolidated basis) to 25% of the Fund’s total assets at the end of each quarter. The Fund intends to invest in complex derivatives for which there is not clear guidance from the Internal Revenue Service (“IRS”) as to the calculation of such investments under the asset diversification test applicable to regulated investment companies. There are no assurances that the IRS will agree with the Fund’s calculation under the asset diversification test which could cause the Fund to fail to qualify as a regulated investment company.
Structured Products Risk. Holders of structured products bear risks of the underlying investments, index, or reference obligation and are subject to counterparty credit, valuation, and liquidity risks. In addition to the general risks associated with debt securities, structured products carry additional risks, including, but not limited to, the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the reference instruments may decline in value or default; the possibility that changes in the reference instrument will reduce the interest rate or principal amount payable on maturity; and the possibility that the position is subordinate to other classes. Structured products may be less liquid than other types of securities and more volatile than the reference instrument.
Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.
Floating Rate Loans Risk. Transactions involving floating rate loans may have significantly longer settlement periods than more traditional bond investments (settlement can take longer than seven days) and often involve borrowers whose financial condition is troubled or highly leveraged, which increases the risk that the Fund may not receive its proceeds in a timely manner and that the Fund may incur unexpected losses in order to pay redemption proceeds to its shareholders. Even if a loan is secured by collateral, the value of collateral securing a floating rate loan could decline, be insufficient to satisfy the loan obligation, or be difficult to liquidate. The Fund’s access to the collateral could be limited by bankruptcy or by the type of loan it purchases. As a result, a collateralized senior loan may not be fully collateralized and can decline significantly in value. In addition, loans are not registered or regulated under the federal securities laws like most stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities. While a loan assignment typically transfers all legal and economic rights to the buyer, a loan participation typically allows the seller to maintain legal title to the loan, meaning the buyer of a loan participation generally has no direct rights against the borrower and is exposed to credit risk of both the borrower and seller of the participation.
Senior Loans Risk. Senior loans are subject to the risk that a court could subordinate a senior loan, which typically holds the most senior position in the issuer’s capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s or counterparty’s financial condition worsens, their credit quality may deteriorate. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the
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Six Circles® Multi-Strategy Fund (continued)
credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
High Yield Securities and Loan Risk. The Fund invests in instruments including junk bonds, loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments may be subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information. The Fund will not have direct recourse against the borrower when the Fund invests in a loan participation. High yield securities and loans that are deemed to be liquid at the time of purchase may become illiquid.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
Debt Securities and Other Callable Securities Risk. As part of its investment strategy, the Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.
Distressed Securities Risk. Any investments in distressed or defaulted securities subject the Fund to even greater credit risk than investments in other below investment-grade instruments. Investments in obligations of restructured, distressed and bankrupt issuers, including debt obligations that are already in default, generally trade significantly below par and may lack liquidity. Defaulted securities might be repaid only after lengthy bankruptcy proceedings, during which the issuer might not make any interest or other payments, and such proceedings may result in only partial recovery of principal or no recovery at all. Recovery could involve an exchange of the defaulted obligation for other debt instruments or equity securities of the issuer or its affiliates, each of which may in turn be illiquid or speculative and be valued by the Fund at significantly less than its original purchase price. In addition, investments in distressed issuers may subject the Fund to liability as a lender.
Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.
Bank Loan Risk. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by borrowers with loan terms nor any set-off rights, and the Fund may not benefit directly from any posted collateral. As a result, the Fund may be subject to the credit risk of both the borrower and the lender selling the participation. Bank loan transactions may take more than seven days to settle, meaning that proceeds would be unavailable to make additional investments or meet redemptions.
Short Sales and Other Short Positions Risk. The Fund will incur a loss as a result of a short position if the price of the instrument sold short increases in value between the date of the short sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on a Sub-Adviser’s ability to accurately anticipate the future value of a security or instrument. As there is potentially no limit on the amount that the security that the Fund is required to purchase may have appreciated, the Fund’s losses are potentially unlimited in a short position transaction, particularly in cases where the Fund is unable to close out its short position. The Fund may invest the proceeds of a short sale and, therefore, be subject to the effect of leverage, in that short selling may amplify changes in the Fund’s NAV since it may increase the exposure of the Fund to certain markets and may increase losses and the volatility of returns. There is also the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund.
Loan Participations and Assignments Risk. The Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of all or portions of such loans. Participations and assignments involve special types of risk, including extension risk, prepayment risk, credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are subject to the risk that
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scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. In addition, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and a Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower
Covenant Lite Loan Risk. The Fund may invest in, or obtain exposure to, floating rate loans that are “covenant lite.” Covenants contained in loan documentation are intended to protect lenders by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant lite loans may lack financial maintenance covenants that in certain situations can allow lenders to claim a default on the loan to seek to protect the interests of the lenders. The absence of financial maintenance covenants in a covenant lite loan might result in a lower recovery in the event of a default by the borrower. Covenant lite loans have become much more prevalent in recent years.
Impairment of Collateral Risk. The value of collateral securing a debt instrument could decline, be insufficient to satisfy the obligation or be difficult to liquidate. The Fund’s access to the collateral could be limited by bankruptcy or by the type of loan it purchases. As a result, a collateralized debt instrument may not be fully collateralized and can decline significantly in value.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S.-government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities.
The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.
Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. Additionally, the Fund may have substantial difficulties exercising its legal rights or enforcing a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular in emerging market countries, which can increase the risks of loss. From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the
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Six Circles® Multi-Strategy Fund (continued)
company's performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or subjects to sanctions.
Sovereign Obligations Risk. The Fund may invest in securities issued by or guaranteed by sovereign governments, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty in the country at issue, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations. These securities are also subject to Foreign Securities and Emerging Markets Risk.
Income Risk. The Fund’s income may decline when interest rates fall because the Fund may hold a significant portion of short duration securities and/or securities that have floating or variable interest rates. The Fund’s income may decline because the Fund invests in lower yielding bonds, as bonds in its portfolio mature, are near maturity or are called, or when the Fund needs to purchase additional bonds.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments or redemptions occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Counterparty Risk. The Fund may have exposure to the credit risk of counterparties with which it deals in connection with the investment of its assets, whether engaged in exchange-traded or off-exchange transactions or through brokers, dealers, custodians and exchanges through which it engages. In addition, many protections afforded to cleared transactions, such as the security afforded by transacting through a clearinghouse, might not be available in connection with over-the-counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the account will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and will sustain losses.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages, credit risk transfer securities and credit-linked notes issued by government-related organization that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
Collateralized mortgage obligations and stripped mortgage-backed securities, including those structured as interest-only and principal-only, are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default, as described under “Credit Risk,” for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.
Credit risk transfer securities and credit-linked notes are general obligations issued by a government-related organization or special purpose vehicle, respectively, and are unguaranteed. Unlike mortgage-backed securities, investors in credit risk transfer securities and credit-linked notes issued by a government-related organization have no recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to the noteholder. There can be no assurance that losses will not occur on an investment. These investments are also subject to the risks described under “Prepayment Risk.”
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and may affect the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are
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not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge some or all of its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful, including due to delays in placing trades and other operational limitations, and the use of such strategies may lower the Fund’s potential returns.
Zero-Coupon Bond Risk. The market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically.
LIBOR Discontinuance Risk. The London Interbank Offering Rate (“LIBOR”) was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on a number of factors, including that LIBOR and other interbank offering rates (“IBORs”) may no longer be representative of the underlying markets and, as a result, publication of all LIBOR settings has ceased. New or alternative reference rates have since been used in place of LIBOR. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR,” which is intended to replace U.S. dollar LIBOR and measures the cost of U.S dollar overnight borrowings collateralized by treasuries) and the Sterling Overnight Index Average rate (“SONIA,” which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). Markets are slowly developing in response to these new rates. As a result of the benchmark reforms, the Adviser, Sub-Advisers, and the Funds have generally transitioned to successor or alternative reference rates as necessary. Although the transition process away from IBORs for most instruments has been completed, there is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, which may affect the value, volatility, liquidity, or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions, and entering into new trades. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. Moreover, certain aspects of the transition from IBORs will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; no assurances can be given as to the impact of the transition away from LIBOR on a Fund or its investments. These risks may also apply with respect to changes in connection with other IBORs (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.
Restricted and Privately Placed Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Private placements are generally subject to strict restrictions on resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses.
Subsidiary Risk. By investing in a Subsidiary, the Fund is indirectly exposed to the risks associated with such Subsidiary’s investments. There can be no assurance that the investment objective of the Fund or a Subsidiary will be achieved. Each Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and is not subject to all the investor protections of the Investment Company Act.
Regulation S Securities Risk. Regulation S securities may be less liquid than publicly traded securities and may not be subject to the disclosure and other investor protection requirements that would be applicable if they were publicly traded. Accordingly, Regulation S securities are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity.
Repurchase Agreement Risk. Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.
Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-linked securities, such as Treasury Inflation Protected Securities, are adjusted periodically to a specified rate of inflation (e.g., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (“CPI-U”)). There can be no assurance that the inflation index used
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Six Circles® Multi-Strategy Fund (continued)
will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.
Real Estate Investment Trusts Risk. The Fund’s investments in securities of real estate investment trusts (“REITs”) are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. Debt securities of REITs are also subject to the risks of debt securities in general. For example, such securities are more sensitive to interest rates than equity securities of REITs.
Hedging Risk. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Fund’s return, or create a loss. In addition, hedges, even when successful in mitigating risk, may not prevent the Fund from experiencing losses on its investments. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments.
Relative Value Strategies Risk. Relative value strategies utilized in the Fund depend on a Sub-Advisers’ ability to identify unjustified or temporary discrepancies between the value of two or more related financial instruments, and are subject to the risk that a Sub-Advisers’ evaluation of the relative price differential may be incorrect or may never be realized in the market price of the securities in which the Fund invests.
Macro Strategy Risk. The profitability of any macro strategy depends primarily on the ability of the Sub-Adviser to predict derivative contract price movements to implement investment theses regarding macroeconomic trends. Such price movements are influenced by, among other things: changes in interest rates; governmental and economic programs, policies and events; weather and climate conditions; changing supply and demand relationships; changes in balances of payments and trade; rates of inflation and deflation; currency devaluations and revaluations; and changes in philosophies and emotions of market participants.
Event-Linked Instrument Risk. Investing in event-linked bonds, including bonds known as “catastrophe bonds,” and other event-linked instruments involves unique risks. If a trigger event, such as a hurricane, earthquake, or other physical or weather-related phenomenon, causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond or suffer a reduction in credited interest. Some event-linked instruments have features that delay the return of capital upon the occurrence of a specified event; in these cases, whether or not there is loss of capital or interest, the return on the investment may be significantly lower during the extension period. In addition to specified trigger events, event-linked instruments expose the Fund to other risks, such as credit risk, adverse regulatory or jurisdictional interpretations, adverse tax consequences, and foreign exchange risk.
Exchange-Traded Fund (“ETF”) and Investment Company Risk. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF’s or investment company’s investments. ETFs, investment companies and other investment vehicles that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF or closed-end fund designed to track an index may not track the index and may result in a loss. In addition, closed-end funds that trade on an exchange often trade at a price below their NAV (also known as a discount). Certain ETFs or closed-end funds traded on exchanges may be thinly-traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.
Structured Notes Risk. Structured notes are subject to interest rate risk and credit risk. The price of structured notes may be very volatile, and such notes may have a limited trading market, making it difficult to value them or sell them at an acceptable price. The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity.
To-Be-Announced (“TBA”) Transactions Risk. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to the settlement date or if the counterparty does not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. TBA transactions involve counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund’s returns.
Mortgage Dollar Roll Risk. The Fund may enter into mortgage dollar rolls involving mortgage pass-through securities including mortgage TBAs and other mortgage-backed securities. During the period between the sale and repurchase in a mortgage dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise due to changes in the value of the securities or if the
14  |  Six Circles® Funds

counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited. Short sales of mortgage TBAs and engaging in mortgage dollar rolls may be subject to leverage risks as described under “Derivatives Risk.” In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Allocation Risk. The Fund’s ability to achieve its investment objective depends upon the Adviser’s ability to select the optimum mix of underlying exposures in light of market conditions. There is a risk that the Adviser’s evaluations and assumptions regarding the investment strategies may be incorrect in view of actual market conditions.
High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
Management Risk. The Fund is subject to management risk. Each Sub-Adviser and its portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment decisions for its allocated portion of the Fund, but there can be no guarantee that these decisions will produce the desired results. In addition, legislative, regulatory or tax developments may affect the investment techniques available to each Sub-Adviser in connection with managing its allocated portions of the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Collateralized Loan Obligations Risk. Collateralized loan obligations (“CLOs”) are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CLO in which the Fund invests. CLOs also carry risks including, but not limited to, interest rate risk, credit risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. For example, a liquidity crisis in the credit markets could cause substantial fluctuations in prices for leveraged loans and limited liquidity for such instruments. When the Fund invests in CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CLO’s expenses.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
Equity Securities Risk. Investments in equity securities (such as stocks) may be more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. If a company becomes insolvent, its equity securities are repaid only after all other debts of the company have been repaid. This can result in a potential severe reduction in, or total loss of, their value. Investing in equity securities may also expose the Fund to inflation and currency risk. Further, the investor will be exposed to the specific risks of the industry in which the company operates. For example, a computer chip manufacturer might have exposure to the availability and price of certain metals. Equity securities may or may not be registered, publicly listed or traded on an exchange, and these securities are more likely to be illiquid and therefore subject to a higher degree of liquidity risk than registered or listed securities.
Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities. The value of the Fund’s shares may also be more volatile than the value of a fund which invests in more securities.
Convertible Securities and Contingent Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating
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Six Circles® Multi-Strategy Fund (continued)
or the market’s perception of the issuer’s creditworthiness. Convertible securities may be lower-rated securities subject to greater levels of credit risk.
Preferred Securities Risk. Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Large Shareholder Risk. To the extent a large proportion of shares are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser or its affiliates have investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser or its affiliates.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from year to year since the Fund’s inception (i.e., for the past calendar year). The table shows the average annual total returns for the past one year life of the Fund. The table compares that performance to the Bloomberg Global-Aggregate Total Return Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.sixcirclesfunds.com or by calling 1-212-464-2070.
YEAR-BY-YEAR RETURNS

7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
6.38%
2025

Best Quarter	3rd quarter, 2025	3.06%
Worst Quarter	1st quarter, 2025	-0.60%

The Fund’s year-to-date return	through	3/31/26	was	3.06%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2025)
	Past	Life of Fund Since
	1 Year	9/18/24
FUND
Return Before Taxes	6.38%	5.83%
Return After Taxes on Distributions	4.22	3.85
Return After Taxes on Distributions and Sale of Fund Shares	3.82	3.64
BLOOMBERG GLOBAL-AGGREGATE TOTAL RETURN INDEX VALUE UNHEDGED USD (Reflects No Deduction for Fees, Expenses or Taxes)	8.17	2.18
HFRX GLOBAL HEDGE FUND INDEX (Reflects No Deduction for Fees, Expenses or Taxes)	7.14	6.11
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser
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J.P. Morgan Private Investments Inc.
Portfolio Manager	Managed Fund Since	Primary Title with Adviser
Richard Madigan	Inception	Managing Director and Chief Investment Officer
Jeffrey Gaffney	Inception	Managing Director
Boris Arabadjiev	Inception	Managing Director
Thomas Byrnes	Inception	Executive Director
Jeffrey Eshleman	Inception	Managing Director
Jesse Rosenblum	2026	Executive Director
Sub-Advisers and Sub-Sub-Advisers
The Adviser allocates Fund assets for each investment strategy to Sub-Advisers (BlackRock in turn allocates assets to its Sub-Sub-Adviser), which allocations may be adjusted at any time.
AHL, PIMCO, T. Rowe Price, DBi, BlackRock and CFM are the current Sub-Advisers to the Fund and BIL is the current Sub-Sub-Adviser to the Fund.
AHL
Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Russell Korgaonkar	Inception	Chief Investment Officer
Giuliana Bordigoni	2025	Director of Alpha Research
PIMCO
Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Daniel Hyman	Inception	Managing Director
Alfred Murata	Inception	Managing Director
T. Rowe Price
Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Paul M. Massaro	Inception	Vice President
Steve Finamore	Inception	Vice President
DBi
Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Andrew Beer	Inception	Managing Member
Mathias Mamou-Mani	Inception	Managing Member
Blackrock and BIL
Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Raffaele Savi	2025	Senior Managing Director
Kevin Franklin	2025	Managing Director
Richard Mathieson	2025	Managing Director
CFM
Portfolio Manager	Managed Fund Since	Primary Title with Sub-Adviser
Marc Potters	2025	Chief Investment Officer
Yves Lemperiere	2025	Head of Predictor Research
Raphael Benichou	2025	Head of Portfolio Research
Purchase and Sale of Fund Shares
The Fund is designed exclusively for investors participating in investment advisory programs, trusts or pooled investment vehicles managed by JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates (each, a “JPM Program”). Fund shares may only be purchased through a JPM Program by a JPM Program representative acting on your behalf. Fund shares may be purchased or redeemed on any business day. For purposes of this prospectus, commingled investment vehicles and other pooled investment vehicles, such as registered investment companies, advised by the Adviser or its affiliates are considered to be participating in a JPM Program and are therefore eligible to invest in the Fund.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when an investor’s investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case the investor may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
May 1, 2026  |  17

More About the Fund
Six Circles® Multi-Strategy Fund (the “Fund”)
Investment Objective
The Fund’s objective is to achieve long-term capital appreciation.
This investment objective is non-fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund. The Fund will provide shareholders with at least 60 days’ prior written notice of any change to its investment objective.
There can be no assurance that the Fund will achieve its investment objective.
Principal Investment Strategies
The Fund is designed to achieve long-term capital appreciation by allocating its assets across multiple sub-advised strategies that are intended to allow the Fund to maintain an investment portfolio with, on average, lower volatility over a market cycle than the broader equity markets. J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), will allocate Fund assets across a variety of strategies, including, but not limited to, equity long/short, event driven, global macro, relative value, and multi-strategy, managed by one or more sub-advisers retained by the Adviser (each, a “Sub-Adviser”). Additionally, the Sub-Advisers may in turn allocate to one or more additional sub-advisers (each, a "Sub-Sub-Adviser") a portion of the assets allocated to them by the Adviser. Certain references herein to the Sub-Adviser may also include a Sub-Sub-Adviser, as the context requires. The Adviser dynamically allocates the Fund’s assets among Sub-Advisers generally employing alternative investment strategies and may also manage a portion of the Fund’s assets directly. The main strategies of the Fund are discussed below.
Equity Long/Short Strategies: Equity Long/Short Strategies generally seek to produce returns from investments in the equity markets by taking long and short positions in primarily equity securities and equity-related derivatives. Equity long/short investment strategies attempt to generate capital appreciation by developing and actively managing equity portfolios that include both long and short positions and by purchasing perceived undervalued securities and selling perceived overvalued securities to generate returns and to reduce a portion of general market risk. These strategies are generally focused on capitalizing on a Sub-Adviser’s views and outlooks for specific equity markets, regions, sectors and securities. Examples of Equity Long/Short Strategies include (i) growth focused strategies, (ii) value focused strategies, (iii) market-neutral strategies (e.g., maintaining net exposures between 20% short and 20% long), (iv) sector-focused strategies (e.g., technology, healthcare, financials), and (v) regionally focused strategies (e.g., U.S., Europe, Asia).
Event Driven Strategies: Event Driven Strategies generally invest in securities of companies undergoing corporate events and are generally focused on analyzing the impact of a company-specific or transaction-specific event on security valuations. Event Driven Strategies may focus on event-linked, reinsurance-related, acquisition-related, and other types of instruments, including equities, debt securities, and derivatives that are currently or may be prospectively affected by transactions or events, including mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuances, other capital structure adjustments, and shareholder activism. Examples of company-specific or transaction-specific events include mergers (e.g., investing in securities of companies that are targets of merger transactions in order to capture the difference in the value of the target company and its price in the marketplace) acquisitions, transfers of assets, tender offers, exchange offers, recapitalizations, liquidations, divestitures, spin-offs, equity restructurings, and reorganizations. An Event Driven Strategy may include investing in reinsurance-related securities, including, but not limited to, catastrophe bonds, event-linked bonds, and reinsurance-related securitizations (i.e., securitizations that are backed by a pool of reinsurance related obligations). The performance of reinsurance-related securities and the reinsurance industry itself are tied to the occurrence of various triggering events, including weather, natural disasters (e.g., hurricanes, earthquakes, etc.), non-natural large catastrophes (e.g., technical or man-made hazards including terrorist attacks, cyber-attacks, and industrial accidents), and other specified events (e.g., strikes, service interruptions, quarantine events, etc.) causing physical and/or economic loss. Success in an Event Driven Strategy depends on correctly estimating the value of relevant securities leading up to and after the event takes place, along with assigning the correct probability to the timing and outcome of the event in question.
Global Macro Strategies: Global Macro Strategies seek to profit from movements in, or risks related to, underlying macroeconomic variables and/or risk premia factors, and the impact those variables and factors have on equity, fixed income, currency, and/or commodity markets. Macroeconomic variables are indicators of the overall state of the global economy or the economy of a country or region. Such variables may include, among other things, consumer price indices, benchmark interest rates, leading stock indices, or inflation rates. Global Macro Strategies generally focus on macro-economic opportunities across numerous markets and investments. Macro-economic opportunities result from economy-wide developments such as changes in unemployment, national income, rate of
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growth, gross domestic product, inflation and price levels. Investments may be long or short and are based on the relative value or direction of a market, a currency, an interest rate, a commodity or any other macroeconomic variable. Security types range from cash securities, futures contracts and derivatives instruments, and may include asset classes such as equities, fixed income, currencies or commodities.
Relative Value Strategies: Relative Value Strategies encompass a wide range of investment techniques that are intended to profit from pricing inefficiencies. These strategies generally involve taking a position in one financial instrument and simultaneously taking an offsetting position in a related instrument in an attempt to profit from incremental changes in the price differential. These strategies may use a combination of direct investments and/or derivatives to profit from the price differential. Relative Value Strategies employ a variety of fundamental and quantitative techniques and are implemented in a manner intended to limit the impact of market direction on performance. Examples of Relative Value Strategies include: (a) equity long short strategies (long equities against short other equities); (b) credit long short strategies (long and short investments in credit-related securities); (c) credit arbitrage (long investments in an issuer’s security that is senior or junior to securities elsewhere in the issuer’s capital structure where the Fund has a short position, with the expectation that the relative prices of the issuer’s two securities will converge); (d) convertible arbitrage (long investments in a convertible bond and short investments in related equity or debt securities in an attempt to profit from the mispricing between the two securities); and (e) volatility arbitrage (long and short investments in volatility positions, typically through options).
Multi-Strategy: Multi-Strategy employs a wide variety of strategies, including some or all of those described above, with allocations among such strategies based upon analysis of fundamental, statistical, technical, or other factors.
In managing the Fund, the Adviser will vary the Fund’s allocation to each Sub-Adviser investment strategy over time and the Adviser may allocate up to 100% of the Fund’s assets in any one Sub-Adviser strategy.
In allocating the assets of the Fund, the Adviser will generally review quantitative and qualitative factors, including, without limitation, macroeconomic scenarios, market sentiment, diversification, strategy capacity, regulatory constraints, and the fees associated with the strategy. The Adviser will make strategic and tactical allocation decisions by directing shifts in allocations among the various investment strategies managed by the Sub-Advisers. The Adviser will periodically review and determine the allocations among the investment strategies and may make changes to these allocations when it believes it is beneficial to the Fund. The Adviser may, in its discretion, add to, delete from or modify the categories of investment strategies employed by the Fund, or add other investment strategies managed by the Sub-Advisers. In making allocations among such investment strategies and/or in changing the categories of investment strategies employed by the Fund, the Adviser expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the Fund is exclusively designed. As such, the Fund may perform differently from a similar fund that is managed without regard to such broader investment programs. The Fund will maintain a flexible design in order to support the potential introduction of additional strategies and/or managers as market opportunities arise.
Each Sub-Adviser may use both its own proprietary and external research and securities selection process to manage its allocated portion of the Fund’s assets. The Adviser is responsible for determining the amount of Fund assets allocated to each Sub-Adviser. The Adviser is not required to allocate a minimum amount of Fund assets to any specific Sub-Adviser and may allocate, or re-allocate, zero Fund assets to a specific Sub-Adviser at any time. The Sub-Advisers are responsible for determining the amount of Fund assets allocated to each Sub-Sub-Adviser. The Adviser engages the following Sub-Advisers: AHL Partners LLP (“AHL”), Pacific Investment Management Co. (“PIMCO”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), Dynamic Beta Investments LLC (“DBi”), BlackRock Investment Management, LLC (“BlackRock”) and Capital Fund Management S.A. (“CFM”). BlackRock currently allocates assets to BlackRock International Limited (“BIL”). The Adviser may adjust allocations to the Sub-Advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Fund’s Sub-Advisers, the investment strategies they pursue and the portion of the Fund allocated to them, may change over time. For example, due to market conditions, the Adviser may choose not to allocate Fund assets to a Sub-Adviser or may reduce the portion of the Fund allocated to a Sub-Adviser to zero. Each Sub-Adviser is responsible for deciding which securities to purchase and sell for its respective portion of the Fund and for placing orders for the Fund’s transactions. However, the Adviser reserves the right to instruct Sub-Advisers as needed on certain Fund transactions and/or manage a portion of the Fund’s portfolio directly, including, without limitation, for portfolio hedging, to temporarily adjust the Fund’s overall market exposure or to temporarily manage assets as a result of a Sub-Adviser’s resignation or removal.
Below is a summary of each current Sub-Adviser’s investment approach.
AHL — Trend Following Strategy
With respect to its allocated portion of the Fund, AHL employs computerized processes to identify investment opportunities across a wide range of markets around the world. The cornerstone of AHL’s investment philosophy is that financial markets exhibit persistent trends and other inefficiencies. Trends are a manifestation of serial correlation in financial markets — the phenomenon whereby past
May 1, 2026  |  19

More About the Fund (continued)
price movements influence future price behavior. Although price trends vary in their intensity, duration and frequency, they typically recur across sectors and markets. Trends are an attractive focus for active trading styles applied across a range of global markets. The strategy implements a systematic momentum strategy that seeks to profit from medium-term trends in liquid futures and forward markets. The strategy intends to invest mainly in a wide range of the most liquid futures markets, spanning equities, fixed income, commodities and foreign exchange. Investment decisions are executed via AHL’s proprietary execution strategy. AHL’s investment decision process is quantitative and primarily directional in nature, meaning that investment decisions are driven by mathematical models based on market trends and other historical relationships. The strategy determines trend strength and direction using multiple momentum signals which seek to capture medium term trends; positions are scaled inversely to market volatility to ensure balanced risk at market level, sector level and portfolio level. It is underpinned by risk control, ongoing research, diversification and the quest for efficiency. In line with the principle of diversification, the approach to portfolio construction and asset allocation is premised on the importance of deploying investment capital across the full range of sectors and markets. Particular attention is paid to correlation of markets and sectors, expected returns, market access costs and market liquidity. Portfolios are regularly reviewed and, when necessary, adjusted to reflect changes in these factors. The number and diversity of markets and strategies traded directly or indirectly by the strategy may change over the life of the investment. AHL’s strategy is designed to provide an excess return with a stable level of volatility regardless of market conditions. AHL seeks to do this by using systematic algorithms (i.e., a mathematical model) to scale positions based on the net asset value (“NAV”) of its allocated portion of the Fund. The algorithm measures the degree of volatility in a particular market. As volatilities increase, the algorithm will look to reduce exposure. Conversely, it will increase exposure, subject to risk limits, if the market is calm and volatility decreases. In implementing its investment program, AHL may hold significant cash and cash equivalents from time to time.
PIMCO — Mortgage Opportunities Strategy
With respect to the portion of the Fund allocated to PIMCO’s Mortgage Opportunities and Bond Strategy, PIMCO seeks to generate consistent absolute returns across full market cycles through active management across a wide array of mortgage-related and securitized securities. Untethered to a traditional benchmark, PIMCO has the ability to tactically allocate across various subsectors of the global mortgage-backed securities (“MBS”) market, including U.S. and European markets, residential and commercial and agency and private label MBS and asset-backed securities (“ABS”). While PIMCO’s strategy seeks attractive absolute returns across full market cycles, the strategy’s flexibility allows for active management of its exposure to a variety of risk factors, including interest-rate risk and credit risk.
T. Rowe Price — Floating Rate Bank Loan Strategy
With respect to the portion of the Fund allocated to T. Rowe Price’s Floating Rate Bank Loan Strategy, T. Rowe Price will primarily invest in U.S. dollar denominated floating rate notes and debt instruments, including U.S. dollar denominated bonds or loans of foreign issuers or lenders. To add additional diversification and liquidity, the portion of the Fund allocated to T. Rowe Price may also invest in high yield bonds that present good relative value along with liquid derivatives and cash. The loans held by the portion of the Fund allocated to T. Rowe Price may be senior or subordinate obligations of the borrower, although such portion of the Fund normally invests the majority of its assets in senior floating rate loans under normal conditions. For security selection, the investment team uses a proprietary fundamental credit research approach with a preference for higher quality and lower volatility securities. Selected investments will demonstrate the potential for capital appreciation, and/or attractive current yields.
DBi — Multi-Strategy
With respect to its allocated portion of the Fund, DBi will seek to approximate the returns of a composite of hedge funds which employ alternative investment strategies identified by DBi. It will do so by researching and analyzing the returns of hedge funds which employ such alternative investment strategies and will seek to approximate the returns of a model portfolio of hedge funds that employ these identified strategies (the “Composite”). In constructing the Composite, DBi shall include a selection of hedge funds that implement a range of investment strategies including (i) equity long / short strategies; (ii) global macro strategies; (iii) event driven strategies; and (iv) relative value strategies. DBi will then construct the Composite by setting a weighting to each such strategy in the Composite and selecting the hedge funds employing those strategies that will be included in the Composite. The appropriate weightings in the Composite are determined by DBi based on its analysis of the hedge fund universe in order to allow it to construct the Composite in a manner which best replicates the returns of the overall hedge fund market. The weightings in the Composite and the hedge funds used in the Composite, may be changed by DBi over time depending on its views of market environment or its views regarding the merits of the various hedge funds. DBi will not invest directly in the hedge funds that are in the Composite. Rather, DBi will seek to approximate the returns of the Composite by investing primarily in futures contracts, with a significant percentage of its allocated portion of the Fund being kept in cash and cash equivalents. Excess cash is generally invested in U.S. treasury bills.
BlackRock — Global Equity Market Neutral Strategy
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With respect to the portion of the Fund allocated to BlackRock’s Global Equity Market Neutral investment strategy, BlackRock will seek to produce returns that have a low correlation to the returns of the equity markets in which the Fund invests. BlackRock pursues this market-neutral strategy by taking both long and short positions primarily across a variety of developed market equity instruments. BlackRock expects to maintain long and short positions primarily through the use of swap agreements (including, but not limited to, total return swaps, some of which may be referred to as contracts for difference) and other derivative instruments, such as futures. Although BlackRock intends to maintain an overall long position in its portfolio investments, BlackRock generally expects to maintain significant short positions in equity securities and equity-related instruments. In certain circumstances, these short positions may approach or reach the size of the overall long position. BlackRock looks to identify overvalued, undervalued or mispriced stocks and other equity instruments through proprietary ranking techniques. BlackRock takes long positions primarily in securities that BlackRock has identified as attractive and short positions in such securities that BlackRock has identified as overvalued or poised for underperformance. BlackRock may utilize derivative instruments as a significant part of its strategy. BlackRock’s investment process leverages fundamentally informed and data-driven insights, which may use a range of factors to generate investment ideas, including macroeconomic inputs, company fundamentals, machine learning and artificial intelligence methods including large language models, sentiment analysis, factor and thematic insights, and measures of whether a security is over- or under-valued. BlackRock may engage in active and frequent trading of portfolio securities to achieve its investment strategy.
CFM — Cumulus Strategy
With respect to its allocated portion of the Fund, CFM will seek to achieve long-term capital appreciation through returns that aim to be uncorrelated with traditional asset classes. CFM will follow the quantitative CFM Cumulus trading program which includes futures multi-strategy, equity statistical arbitrage, and relative value components. The program may take long and short exposures through a variety of financial instruments including securities, foreign exchange, futures, forwards, swaps (including equity swaps) and other derivatives on bonds, shares, rates, currencies, commodities, credit and indices, as well as derivatives on all the foregoing. The trading of the program is generally conducted using electronic means based on a number of proprietary systematic trading models. The program employs a systematic investment process which seeks to generate, weigh and aggregate signals based on such components to build a diversified investment portfolio. The program includes an integrated risk management system which seeks to monitor the risk of the portfolio on an ongoing basis. The risk of the individual trading strategies is adjusted on the basis of volatility forecasts in order to target a stable portfolio risk over the medium-term. The program seeks to be diversified within the asset classes traded. The program is exposed to the financial markets on a global basis focusing on markets that provide sufficient liquidity and supporting infrastructure. Trading may be extended to new markets when liquidity and market infrastructure allow. The program is statistical and systematic in nature. The system is fed with historical price and econometric time series data. A range of systems are employed which can be both technical and market specific in nature. Trade execution is generally electronic in all asset classes and is based upon execution models that seek to take advantage of short-term market information.
The identity and number of Sub-Advisers employed by the Adviser to implement the above investment strategies, and the amount of Fund assets allocated among them, will change over time. A Sub-Adviser may be engaged to employ two or more strategies with respect to its allocated portion of the Fund’s assets or to manage two or more separate allocated portions of the Fund’s assets. There is no assurance that any or all of the strategies discussed in this Prospectus will be used by the Adviser or the Sub-Advisers. The Adviser also may allocate the Fund’s assets to additional strategies in the future.
As part of these investment strategies, the Fund will have investment exposure, directly or indirectly, to a broad range of instruments, markets, and asset classes economically tied to the U.S. and foreign markets (including emerging markets). Investments may include, but are not limited to, equity securities, fixed income securities, foreign exchange securities, and derivative and commodity instruments, as more fully described below. The Fund may take both long and short positions (which represent sales by the Fund of securities that it does not own with the hope of purchasing the same securities at a later date at a lower price) in any of its investments. The Fund has flexibility to allocate its assets across all asset classes, market sectors, and instruments. Other than limits described herein, in the Statement of Additional Information and under applicable law, there is no limit on the amount of exposure the Fund may have to any specific asset class, market sector, or instrument. The Fund may purchase securities or other investments throughout the world on recognized markets, in private placements, and through both initial and secondary under-written offerings (including Rule 144 and 144A securities, which are securities that may be resold without registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to an exemption from registration under the 1933 Act). To the extent permitted by the Investment Company Act of 1940, as amended (the “Investment Company Act”), the Fund may invest a significant portion of its assets in a variety of commodities and commodity-linked derivatives. The Fund may have significant investment leverage (directly or indirectly) as a result of its use of derivatives.
The Fund may invest in the instruments described in the following paragraphs, though the Fund may not necessarily hold all of these instruments at any given time.
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More About the Fund (continued)
As part of its principal investment strategy, the Fund will invest a substantial portion of its net assets, without limitation, in derivatives, and may use such instruments for risk management purposes or as part of its investment strategies to manage duration, credit quality, and currency risk and/or as substitutes for securities and other instruments in which the Fund can invest. A derivative is an instrument that has a value based on another instrument, exchange rate or index. The Fund may use futures (such as equity index futures, bond index futures, commodity futures, interest rate futures, treasury futures, and currency futures (including non-U.S. currency futures)), foreign currency forward contracts, including non-deliverable forwards (“NDFs”) (which are transactions that represent agreements between a fund and a counterparty (usually a commercial bank) to buy or sell a specified amount of a particular currency at an agreed-upon foreign exchange rate on an agreed-upon future date, where there is no physical delivery of the currency on the settlement of the transaction), swaps (including total return swaps, fixed income swap agreements, credit default swap agreements, credit default swap indices and other synthetic mortgage-related swap indices), forward contracts, foreign exchange instruments (spot and forward), options (including options on swaps, options on futures, mortgage options and swaptions), and structured notes, as well as repurchase agreements and reverse repurchase agreements, and other types of derivative instruments linked to stock indices, currencies, bonds, interest rates and commodity instruments in connection with its principal strategies. These derivatives may also be used in certain market conditions in order to hedge various investments, for risk management purposes, as a substitute for securities and other instruments in which the Fund can invest or to increase income or gain to the Fund. The Fund may also use currency derivatives as part of its investment strategy, including options on currencies, currency futures, options on such futures, forward foreign currency transactions (including NDFs), forward rate agreements and currency swaps, caps and floors. In order to obtain exposure to fixed income and currency markets, the Fund may also invest in futures, ETFs and securities index swaps that provide exposure to the returns of U.S. or non-U.S. (including emerging markets) corporate and government fixed income securities of different types and maturities including ABS, MBS (including commercial MBS and through to-be-announced (“TBA”) transactions), corporate bonds and debentures, commercial paper, money market instruments, money market funds, mortgage dollar rolls, obligations of supranational entities issued or guaranteed by certain banks and zero coupon obligations and obligations of entities organized to restructure the outstanding debt of such issuers. These fixed-income securities may be investment and non-investment grade (also known as “corporate credit” or “high yield” securities) and of any duration or maturity.
As a result of the Fund’s use of derivatives, the Fund may have economic leverage, which means the sum of the Fund’s investment exposures through its use of derivatives may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. The Fund may also hold cash (such as time deposits) or invest significant amounts in cash equivalents to serve as collateral for derivative positions or in the event of a decrease in market exposure. Cash equivalents include, but are not limited to, U.S. Treasury obligations, money market instruments, money market funds and other foreign developed market sovereign short-term bonds issued by countries such as France, Germany, Japan and other developed countries.
As the Fund may purchase derivatives generally using only a fraction of the assets that would be needed to purchase the relevant securities directly, a Sub-Adviser may therefore seek to achieve greater returns by purchasing derivatives and investing the remaining assets in other types of securities described herein to add excess return. The Fund expects that, under normal market conditions, the notional value of its derivatives exposure generally will exceed that of its net assets.
The Fund may take long and/or short positions in a wide range of asset classes, including equities, fixed income, commodities, and currencies, among others. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price. Short positions (implemented via a derivative instrument such as futures or a swap) involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum loss on a short exposure. It is possible that the market value of the securities that the Fund holds in long positions will underperform at the same time that the market value of the securities for which the Fund has a short exposure outperforms, thereby increasing the Fund’s potential volatility.
As part of its principal investment strategy, the Fund may invest in various types of fixed income instruments such as bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public-or private-sector entities, including floating rate loans and other securities, U.S. Treasury and agency notes and bonds, collateralized loan obligations (“CLOs”) and mortgage-related securities, non-U.S. and quasi-sovereign bonds, Yankee and Euro Bonds, supranational securities (e.g., International Bank for Reconstruction and Development), money market instruments, municipal bonds, local authority bonds, corporate bonds, commercial paper, inflation-linked bonds, high yield investments (or “Junk Bonds”), bank loans (e.g., senior loans, mezzanine loans, delayed funding loans, revolving credit facilities), bank obligations (including banker’s acceptances, bank deposit notes, bearer deposit notes, certificates of deposit and time deposits), whole loans (e.g., privately originated commercial and residential loans), event-linked bonds, convertible securities, and zero coupon securities.
Additionally, as part of its principal investment strategy, the Fund will invest in floating rate loans and floating rate debt securities. Floating rate loans represent amounts borrowed by companies or other entities from banks and other lenders. Most, if not all, of the loans in which the Fund invests are rated below investment grade (below BBB, or an equivalent rating) or are not rated by established credit rating agencies (commonly referred to as “high yield” or “junk” bonds). The loans in which the Fund invests may be
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referred to as “leveraged loans” because the borrowing companies often have significantly more debt than equity. The loans held by the Fund may be senior or subordinate obligations of the borrower, although the Fund normally invests in senior floating rate loans. In the event of bankruptcy, holders of senior floating rate loans are typically paid (to the extent assets are available) before other creditors of the borrower, such as bondholders and stockholders. Holders of subordinate loans may be paid after more senior bondholders. Loans may or may not be secured by collateral. There is no limit on the Fund’s investments in unsecured loans or in companies involved in bankruptcy proceedings, reorganizations, or financial restructurings. Floating rate loans have interest rates that reset periodically (typically quarterly or monthly). Floating rate loans may be structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. The Fund may acquire floating rate loans directly from a lender or through the agent, as an assignment from another lender who holds a floating rate loan, or as a participation interest in another lender’s floating rate loan or portion thereof.
The Fund currently expects to invest a substantial portion of its net assets in below investment-grade credit instruments, including “high yield” instruments (also known as “junk bonds”) and “distressed” debt instruments. These instruments generally (i) will carry a credit rating at the time of investment of BB or lower by Standard & Poor’s Corporation (“S&P”) and Fitch Ratings (“Fitch”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or of the equivalent quality by another nationally recognized statistical rating organization or, if such instruments are unrated, (ii) will be deemed by a Sub-Adviser (as defined below) to be of comparable quality at the time of investment. The Fund may invest in fixed income instruments with a credit rating as low as, or lower than, CCC/CCC/Caa, according to S&P, Fitch and Moody’s, respectively. These below investment grade securities generally offer a higher yield than investment-grade securities, but involve a higher degree of risk of default—such securities are often issued by small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.
The Fund may acquire bank loans directly from a lender, through an agent, as an assignment from another lender who holds a floating rate loan, or as a participation interest in another lender’s floating rate loan or portion thereof. The bank loans in which the Fund may invest may have floating interest rates that reset periodically, may or may not be secured by collateral, and may be rated below investment-grade or not rated by established credit rating agencies. For such bank loans where ratings are unavailable, the Fund may rely primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. Bank loans are often issued in connection with acquisitions, leveraged buyouts, bankruptcy proceedings or financial restructurings and borrowers may have defaulted in the payment of interest or principal in the performance of certain covenants or agreements and/or have uncertain financial conditions.
Additionally, as part of its principal investment strategy, the Fund may invest in any combination of mortgage-related securities or other asset-backed securities, including commercial mortgage obligations (“CMOs”), real estate mortgage investment conduits, stripped securities (such as interest-only (“IO”) and principal-only (“PO”) securities), or inverse floating rate debt (“inverse floater”) securities, including, but not limited to, agency residential and commercial mortgage-backed securities (“MBS”) and private label residential and commercial MBS. Agency MBS refers to MBS issued by government-sponsored enterprises, such as the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation. The Fund may also invest in mortgage- or real estate-related equity instruments, including real estate investment trusts, preferred securities, common stock, convertible securities and other equity-related instruments. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales (which are sales by the Fund of securities it does not own with the hope of purchasing the same securities at a later date at a lower price). The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or mortgage dollar rolls). The Fund may also invest in credit-linked notes. The Fund will invest in a broad array of mortgage-related securities in seeking to generate consistent, absolute returns across full market cycles.
Further, as part of its principal investment strategy, the Fund may invest in ABS (e.g., collateralized debt obligations, CLOs, collateralized bond obligations, student loan ABS, auto ABS, home equity ABS, aircraft ABS), equity securities (including common stock, preferred stock, master limited partnerships and securities or other instruments whose price is linked to the value of common or preferred stock), warrants, and other investment companies such as open-end funds, closed-end funds and exchange-traded funds (“ETFs”).
As part of its principal investment strategy, the Fund seeks to gain exposure to the commodity markets by investing up to 25% of its total assets in wholly-owned subsidiaries, which are organized under the laws of the Cayman Islands (each, a “Subsidiary” and together, the “Subsidiaries”). Generally, the Subsidiaries will invest primarily in commodity futures, but may also invest in financial futures and forwards and swap contracts, fixed income securities, pooled investment vehicles, including open-end investment companies, and other investments intended to serve as margin or collateral for such Subsidiary’s derivative positions. The Fund invests in the Subsidiaries in order to gain exposure to the commodities markets within the limitations of the federal tax law, rules and regulations that apply to “regulated investment companies.” Unlike the Fund, the Subsidiaries may invest without limitation in
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More About the Fund (continued)
commodity-linked derivatives; however, the Subsidiaries and the Fund, in the aggregate, will comply with applicable requirements for derivatives transactions set forth in Rule 18f-4 under the Investment Company Act. In addition, the Fund and the Subsidiaries will comply with the same fundamental investment restrictions on an aggregate basis, and the Subsidiaries follow the same compliance policies and procedures as the Fund to the extent those restrictions, policies and procedures are applicable to the investment activities of the Subsidiaries. The Subsidiaries are treated as corporations for U.S. federal income tax purposes. Unlike the Fund, the Subsidiaries do not, and will not, seek to qualify as “regulated investment companies” under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended. The Fund is the sole shareholder of the Subsidiaries and does not expect shares of the Subsidiaries to be offered or sold to other investors. The Fund does not intend to create or acquire primary control of any entity that primarily engages in investment activities, in securities or other assets, other than the entities that are wholly-owned by the Fund.
The Fund’s investments are generally made without restriction as to issuer market capitalization, country, currency, or maturity. The Fund may invest in issuers in the United States as well as issuers in foreign developed countries and emerging markets.
The Fund is classified as a “non-diversified” fund under the Investment Company Act. A non-diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. Due to the nature of the investments in which the Fund is seeking to invest, at times a significant portion of the issuers of the investments in the Fund’s portfolio may be in the financial services sector.
The Fund may invest in shares of ETFs and other investment companies, including those managed by a Sub-Adviser (as defined below) or its affiliate. ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, a Fund must not hold more than 3% of the total assets of another ETF or other investment company and must limit its investments in a single ETF or investment company to 5% of its total assets and in all ETFs and other investment companies to 10% of its total assets. The Securities and Exchange Commission (the “SEC”) adopted an exemptive rule that allows any fund to disregard these 3%, 5% and 10% limitations, subject to certain conditions. ETFs that are not structured as investment companies as defined in the Investment Company Act are not subject to these percentage limitations. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their NAV, especially during periods of significant market volatility or stress, causing investors to pay or receive significantly more or less than the value of the ETF’s underlying portfolio when they purchase or sell their ETF shares, respectively.
The Adviser may, over time, depending on market conditions, expand the Fund’s investments to other strategies.
General Information
The Adviser’s process for evaluating Sub-Advisers is described below in “The Fund’s Management and Administration.”
The Fund may utilize the investments and strategies described above to a greater or lesser degree in the future.
The Fund will likely engage in active and frequent trading and may experience high levels of portfolio turnover. The frequency with which the Fund buys and sells securities or other investments will vary from year to year, depending on market conditions.
Temporary Defensive and Cash Positions
The Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes to respond to unusual conditions or as part of its principal investment strategies (such as in a money market strategy managed by a sub-adviser). These investments may result in a lower yield than lower-quality or longer-term investments.
WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased.
They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers’ acceptances, commercial paper, money market mutual funds and bank deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objective. These investments may also be inconsistent with the Fund’s main investment strategies. Therefore, the Fund will pursue a temporary defensive position only when the Adviser believes market conditions warrant.
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Diversification Classification
The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”). A non-diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. That concentration could increase the risk of loss to a Fund resulting from a decline in the market value of particular portfolio securities. Investment in a non-diversified fund may entail greater risks than investment in a diversified fund. Regardless of whether the Fund is diversified under the Investment Company Act, the Fund must meet diversification standards to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. See Part II of the Statement of Additional Information (“SAI”) for a description of these diversification standards.
Investment Risks
There can be no assurance that the Fund will achieve its investment objective.

An investment in the Fund or any other fund is not designed to be a complete investment program. It is intended to be part of a broader investment program administered by the Adviser or its affiliates. The performance and objectives of the Fund should be evaluated only in the context of your complete investment program. The Fund is managed in such a fashion as to affect your assets subject to the broader investment program and therefore changes in value of the Fund may be particularly pronounced and the Fund may underperform a similar fund managed without consideration of the broader investment program. The Fund is NOT designed to be used as a stand-alone investment.
The main risks associated with investing in the Fund are summarized in the “Risk/Return Summary” at the front of this prospectus. In addition to the Fund’s main risks, the Fund may be subject to additional risks in connection with investments and strategies used by the Fund from time to time. The table below identifies main risks and some of the additional risks for the Fund.
The Fund is subject to the main risks designated as such in the table below, any of which may adversely affect the Fund’s net asset value (“NAV”), market price, performance and ability to meet its investment objective. The Fund may also be subject to additional risks that are noted in the table below, as well as those that are not described herein but which are described in the SAI. Please note that the Fund also may use strategies that are not described herein, but which are described in the "Investment Practices" section and in the SAI.
Multi-Strategy Fund
Allocation Risk	•
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk	•
Bank Loan Risk	•
CFTC Regulation Risk	•
Collateralized Loan Obligations Risk	•
Commodities Risk	•
Contracts for Difference Risk	•
Convertible Securities and Contingent Convertible Securities Risk	•
Counterparty Risk	•
Covenant Lite Loan Risk	•
Credit Risk	•
Crowding and Model Convergence Risk	○
Currency Risk	•
Cyber Security Risk	○
Debt Securities and Other Callable Securities Risk	•
Derivatives Risk	•
Distressed Securities Risk	•
Equity Market Risk	•
Equity Securities Risk	•
●
Main Risks
○
Additional Risks
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More About the Fund (continued)
Multi-Strategy Fund
Exchange-Traded Fund (ETF) and Other Investment Company Risk	•
Event-Linked Instrument Risk	•
Floating Rate Loans Risk	•
Floating and Variable Rate Securities Risk	•
Foreign Currency Forward Contracts Risk	•
Foreign Securities and Emerging Markets Risk	•
Futures Contracts Risk	•
General Market Risk	•
Geographic Focus Risk	•
Government Securities Risk	•
Hedging Risk	•
High Portfolio Turnover Risk	•
High Yield Securities and Loan Risk	•
Impairment of Collateral Risk	•
Income Risk	•
Industry and Sector Focus Risk	•
Inflation Risk	•
Inflation-Linked Security Risk	•
Interest Rate Risk	•
Issuer Risk	•
Large Shareholder Risk	•
Leveraging Risk	•
LIBOR Discontinuance Risk	•
Liquidity Risk	•
Loan Participations and Assignments Risk	•
Macro Strategy Risk	•
Management Risk	•
Master Limited Partnerships Risk	○
Mortgage Dollar Roll Risk	•
Multi-Manager Risk	•
Non-Diversified Fund Risk	•
Preferred Securities Risk	•
Prepayment Risk	•
Quantitative (Model) Investing Risk	•
Real Estate Investment Trusts Risk	•
Regulation S Securities Risk	•
Regulatory and Legal Risk	○
Relative Value Strategies Risk	•
Repurchase Agreement Risk	•
Restricted and Privately Placed Securities Risk	•
Risks Associated with the Use of Artificial Intelligence ("AI") Tools	•
Senior Loans Risk	•
Short Sales and Other Short Positions Risk	•
Sovereign Obligations Risk	•
●
Main Risks
○
Additional Risks
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Multi-Strategy Fund
Structured Notes Risk	•
Structured Products Risk	•
Subsidiary Risk	•
Swap Agreements Risk	•
Tax Risk	•
To-Be-Announced Transactions Risk	•
Transactions and Liquidity Risk	○
U.S. Treasury Obligations Risk	•
Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk	•
●
Main Risks
○
Additional Risks
Allocation Risk. The Fund’s ability to achieve its investment objective depends upon the Adviser’s ability to select the optimum mix of underlying exposures in light of market conditions. There is a risk that the Adviser’s evaluations and assumptions regarding the investment strategies may be incorrect in view of actual market conditions.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. Asset-backed, mortgage-related and mortgage-backed securities differ from conventional debt securities and are subject to certain additional risks because principal is paid back over the life of the security rather than at maturity. The value of these securities will be influenced by the factors affecting the property or housing market and the assets underlying such securities. As a result, during periods of difficult or frozen credit markets, changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase or decrease the Fund’s yield and the income available for distribution by the Fund. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to contraction risk, which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of asset-backed, mortgage-backed and mortgage-related investments that include so-called “sub-prime” mortgages (which are loans made to borrowers with low credit ratings or other factors that increase the risk of default), credit risk transfer securities and credit-linked notes issued by government-related organizations and private issuers. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
The mortgage loans underlying privately issued mortgage-related securities may not be subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. In addition, certain mortgage-related securities which may include loans that originally qualified under standards established by government-sponsored entities (for example, certain real estate mortgage investment conduits (“REMICs”) that include the Federal National Mortgage Association (“Fannie Mae”) mortgages) are not considered as government securities for purposes of the Fund’s investment strategies or policies. There is no government or government-sponsored guarantee for such privately issued investments.
The Fund may invest in collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of non-payment.
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More About the Fund (continued)
As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Funds may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches, known as sup support bonds, companion bonds or non-PAC bonds, which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Fund’s investment objectives and policies, the fund may invest in various tranches of CMO bonds, including support bonds.
CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability.
Credit risk transfer securities and credit-linked notes are general obligations issued by a government-related organization or special purpose vehicle, respectively, and are unguaranteed. Unlike mortgage-backed securities, investors in credit risk transfer securities and credit-linked notes issued by a government-related organization have no recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to the noteholder. There can be no assurance that losses will not occur on an investment. These investments are also subject to the risks described under “Prepayment Risk.”
The values of interest-only (“IO”) and principal-only (“PO”) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of IO securities, while a rapid or unexpected decrease could have the same effect on PO securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.
Bank Loan Risk. Commercial banks, sovereign entities, and other financial institutions or institutional investors make corporate loans to companies or sovereign entities that need capital to grow, restructure, or for infrastructure projects. These instruments are commonly referred to as “loans” or “bank loans.” Borrowers generally pay interest on bank loans at “floating” rates that change in response to changes in market interest rates such as the prime rates of U.S. banks or another relevant index. As a result, the value of such loan investments is generally less exposed to the adverse effects of interest rate fluctuations than investments that pay a fixed rate of interest. However, the market for certain loans may not be sufficiently liquid, and the Fund may have difficulty selling them. It may take longer than seven days for transactions in loans to settle. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds within the allowable time period. However, to the extent the Fund invests in bank loans, the Fund will maintain sufficient quantities of other, more liquid assets in order to meet shareholder redemption requests within the allowable time period. Certain
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loans may be classified as “illiquid” securities. Additionally, because a loan may not be considered a security, the Fund may not be afforded the same legal protections afforded securities under federal securities laws. Thus, the Fund generally must rely on contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
CFTC Regulation Risk. The Fund is subject to regulation by the Commodity Futures Trading Commission (CFTC) as a “commodity pool” and the Adviser is subject to regulation as a “commodity pool operator” with respect to the Fund. As a result, the Fund is subject to various CFTC requirements, including certain registration, disclosure and operational requirements. Compliance with these requirements may increase Fund expenses.
Collateralized Loan Obligations Risk. CLOs are securities backed by an underlying portfolio of loan obligations which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CLO in which the Fund invests. CLOs also carry risks including, but not limited to, interest rate risk, credit risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. For example, a liquidity crisis in the credit markets could cause substantial fluctuations in prices for leveraged loans and limited liquidity for such instruments. In addition, investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly. When the Fund invests in CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CLO’s expenses which are in addition to those of the Fund.
Commodities Risk. The Fund’s investments in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodities and commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, commodity price volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as changes in supply and demand, resource availability, speculation in the commodities markets, drought, floods, weather, livestock disease, pandemics, embargoes, tariffs, war, acts of terrorism and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts and swaps, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials. In the commodity markets there are often costs of physical storage associated with purchasing the underlying commodity. The price of a commodity-linked derivative will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund holds a derivative on that commodity, the value of the derivative may change proportionately. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts to lock in the price of the commodity at delivery in the future. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodities markets will influence whether the prices of commodity-linked derivatives are above or below the expected future spot price, which can have significant implications for the Fund. No active trading market may exist for certain commodities investments. The Fund’s investments in commodity-related instruments may lead to losses in excess of the Fund’s investment in such products, as some commodity-linked derivatives can have the potential for unlimited losses. Such losses can significantly and adversely affect the NAV per share of the Fund and, consequently, a shareholder’s interest in the Fund. Because the Fund’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of significant fluctuations in the value of the Fund’s shares. Additionally, rulemaking by the Commodities Futures Trading Commission (the “CFTC”) may affect the Fund’s use of commodities to pursue its investment strategies or result in an increase in the Fund’s expenses. The Fund may invest significantly in a particular sector of the commodities market (such as oil, metal or agricultural products), and as a result, the Fund may be more susceptible to risks associated with those sectors.
Contracts for Difference Risk. A contract for difference (“CFD”) is a contract between two parties, typically described as “buyer” and “seller,” stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future. (If the difference is negative, then the buyer instead pays the seller.) In effect, CFDs are financial derivatives that allow a Fund to take advantage of values moving up (long positions) or values moving down (short positions) on underlying assets. A CFD offers
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More About the Fund (continued)
exposure to price changes in an underlying security without ownership of such security, typically by providing investors the ability to trade on margin. CFDs are over-the-counter (“OTC”) derivative instruments that are subject to the credit risk of the counterparty. The Fund’s investments in CFDs are subject to the risks associated with the underlying reference obligations and derivative instruments, including, among others, liquidity risk, counterparty risk, derivatives risk and margin risk.
Convertible Securities and Contingent Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.
The Fund may also invest in contingent securities structured as contingent convertible securities, also known as “CoCos”. Contingent convertible securities are typically issued by non-U.S. banks and are designed to behave like bonds in times of economic health yet absorb losses when a pre-determined trigger event occurs. Contingent convertible securities are subject to the credit, interest rate, high yield security, foreign security and markets risks associated with bonds and equities, and to the risks specific to convertible securities in general. Contingent convertible securities are also subject to additional risks specific to their structure, including conversion risk. Contingent convertible securities are also subject to extension risk. There is no guarantee that the Fund will receive return of principal on contingent convertible securities. Convertible contingent securities are a newer form of instrument and the regulatory environment for these instruments continues to evolve.
Counterparty Risk. The Fund may have exposure to the credit risk of counterparties with which it deals in connection with the investment of its assets, whether engaged in exchange-traded or off-exchange transactions or through brokers, dealers, custodians and exchanges through which it engages. In addition, many protections afforded to cleared transactions, such as the security afforded by transacting through a clearinghouse, might not be available in connection with OTC transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the account will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and will sustain losses.
Covenant Lite Loan Risk. The Fund may invest in loans that are “covenant lite” or obtain exposure to such loans through structured investments. Covenants contained in loan documentation are intended to protect lenders by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant lite loans may lack financial maintenance covenants that in certain situations can allow lenders to claim a default on the loan to seek to protect the interests of the lenders. The absence of financial maintenance covenants in a covenant lite loan might result in a lower recovery in the event of a default by the borrower. Covenant lite loans have become much more prevalent in recent years.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in both the loan and high yield markets. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing loans, increase the claims against assets that are permitted against collateral securing loans or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the loans issued by such borrowers. Each of these factors might negatively impact the loans held by the Fund.
Credit Risk. There is a risk that issuers and/or counterparties will not make payments on securities, repurchase agreements or other investments held by the Fund. The risk of defaults across issuers and/or counterparties increases in adverse market and economic conditions. Such defaults could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s or counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are also considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.
Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
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Crowding and Model Convergence Risk. There is significant competition among quantitatively-focused managers and the ability of a Sub-Adviser to deliver returns that have a low correlation with global aggregate equity markets and other hedge funds is dependent on its ability to employ models that are simultaneously profitable and differentiated from those employed by other market participants. If a Sub-Adviser is unable to develop sufficiently differentiated models, the Fund’s investment objective may not be met. In addition, if the models come to resemble those employed by other managers, there is an increased risk that a market disruption may negatively affect predictive models such as those employed by a Sub-Adviser, as such a disruption could accelerate reductions in liquidity or rapid re-pricing due to simultaneous trading across a number of funds utilizing models (or similar quantitatively-focused investment strategies) in the marketplace.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. The Fund may engage in various strategies to hedge against currency risk. These strategies may consist of use of forward currency contracts including non-deliverable forward contracts and foreign currency futures contracts. To the extent the Fund enters into such transactions in markets other than in the United States, the Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described in this prospectus with respect to the Fund’s investments in foreign securities. Overnight bank deposits of foreign currency can result in negative interest rates based on monetary policies in that respective country. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.There can be no assurance that the Fund’s hedging activities will be effective, including due to delays in placing trades and other operational limitations, and the Fund will incur costs in connection with the hedging. In addition, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. Currency hedging may limit the Fund’s return if the relative values of currencies change. Furthermore, the Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in currency exchange rates occur.
Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational and financial risks associated with cyber security, including: theft, loss, misuse, fraud, improper release, corruption and destruction of, or unauthorized access to, confidential, personal or highly restricted data relating to the Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Cyber security risks may result in financial losses to the Fund and its shareholders; the inability of the Fund to transact business with its shareholders; delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. The Fund’s service providers (including, but not limited to, the adviser, any sub-advisers, administrator, transfer agent, and custodian or their agents), financial intermediaries, companies in which the Fund invests and parties with which the Fund engages in portfolio or other transactions also may be adversely impacted by cyber security risks in their own businesses, which could result in losses to the Fund or its shareholders. The Fund and its service providers’ use of internet, technology and information systems may expose the Fund to potential risks linked to processing and human errors, inadequate or failed internal or external processes, failures in systems and technology, cyberattacks, and similar events. While the Fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from such events, there are inherent limitations to these plans and systems, and certain risks may not yet be identified. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Fund does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.
Debt Securities and Other Callable Securities Risk. As part of its main investment strategy, the Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Additionally, the income generated by a Fund’s investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments.
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More About the Fund (continued)
Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Certain derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. In addition, certain derivatives also expose the Fund to margin risk (the risk that additional margin will be required if the derivative security declines in value and if the Fund does not provide such additional margin in time, the seller may liquidate the positions at a loss for which the Fund is liable). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.
If a Sub-Adviser incorrectly forecasts stock market values, or the direction of interest rates or currency exchange rates in utilizing a specific derivatives strategy for the Fund, the Fund could lose money. In addition, leverage embedded in a derivative instrument can expose the Fund to greater risk and increase its costs. There may also be material and prolonged deviations between the theoretical value and realizable value of a derivative. Derivatives are subject to liquidity risk because the liquidity of derivatives is often based on the liquidity of the underlying instruments. The Fund may buy or sell derivatives not traded on organized exchanges. The Fund may also enter into transactions that are not cleared through clearing organizations. These types of transactions may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.
Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities which may result in losses that exceed the amount originally invested. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. The Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as the Fund are limited in their ability to engage in derivative transactions.
The Fund’s transactions in futures, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. The Fund will also transact in CFDs, which may increase the Fund’s financial risk to the extent that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty under the contract for difference and the return on related assets in its portfolio. CFDs are not registered with the Securities and Exchange Commission (the “SEC”) or any U.S. regulator.
The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error.
WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.
Distressed Securities Risk. Any investments in distressed or defaulted securities subject the Fund to even greater credit risk than investments in other below investment-grade instruments. Investments in obligations of restructured, distressed and bankrupt issuers, including debt obligations that are already in default, generally trade significantly below par and may lack liquidity. Defaulted securities might be repaid only after lengthy bankruptcy proceedings, during which the issuer might not make any interest or other payments, and such proceedings may result in only partial recovery of principal or no recovery at all. Recovery could involve an exchange of the defaulted obligation for other debt instruments or equity securities of the issuer or its affiliates, each of which may in turn be illiquid or speculative and be valued by the Fund at significantly less than its original purchase price. In addition, investments in distressed issuers may subject the Fund to liability as a lender.
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Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
Equity Securities Risk. Investments in equity securities (such as stocks) may be more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. If a company becomes insolvent, its equity securities are repaid only after all other debts of the company have been repaid. This can result in a potential severe reduction in, or total loss of, their value. Investing in equity securities may also expose the Fund to inflation and currency risk. Further, the investor will be exposed to the specific risks of the industry in which the company operates. For example, a computer chip manufacturer might have exposure to the availability and price of certain metals. Equity securities may or may not be registered, publicly listed or traded on an exchange, and these securities are more likely to be illiquid and therefore subject to a higher degree of liquidity risk than registered or listed securities.
Event-Linked Instrument Risk. Investing in event-linked bonds, including bonds known as “catastrophe bonds,” and other event-linked instruments involves unique risks. If a trigger event, such as a hurricane, earthquake, or other physical or weather-related phenomenon, causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond or suffer a reduction in credited interest. Some event-linked instruments have features that delay the return of capital upon the occurrence of a specified event; in these cases, whether or not there is loss of capital or interest, the return on the investment may be significantly lower during the extension period. In addition to specified trigger events, event-linked instruments expose the Fund to other risks, such as credit risk, adverse regulatory or jurisdictional interpretations, adverse tax consequences, and foreign exchange risk.
Exchange-Traded Fund (“ETF”) and Investment Company Risk. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF’s or investment company’s investments. ETFs, investment companies and other investment vehicles that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF or closed-end fund designed to track an index may not track the index and may result in a loss. In addition, closed-end funds that trade on an exchange often trade at a price below their NAV (also known as a discount). Certain ETFs or closed-end funds traded on exchanges may be thinly-traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.
Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.
Floating Rate Loans Risk. Floating rate loans often have contractual restrictions on resale. These restrictions can delay or impede the Fund’s ability to sell loans and may adversely affect the price that can be obtained. Loans are typically less liquid than securities traded on national exchanges.
When the Fund purchases a loan as an assignment, it will be subject to the credit risk of the borrower. When the Fund purchases a loan as a participation interest, it does not have any direct claim on the loan or its collateral, or any rights of set-off against the borrower. As a result, the Fund will be subject not only to the credit risk of the borrower but also to the credit risk of the lender or participant who sold the participation interest to the Fund. In the event of the insolvency of the lender selling a participation interest, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off (i.e., the ability for the lender to seize the deposits of a debtor in default) between the lender and the borrower.
Unlike registered securities, such as most stocks and bonds, loans are not registered or regulated under the federal securities laws. As a result, investors in loans have less protection against fraud and other improper practices than investors in registered securities because investors in loans may not be entitled to rely on the protection of the federal securities laws. Floating rate loans often have contractual restrictions on resale. These restrictions can delay or impede the fund’s ability to sell loans and may adversely affect the price that can be obtained.
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More About the Fund (continued)
Foreign Currency Forward Contracts Risk. Foreign currency forward contracts, including non-deliverable forwards (“NDFs”) (which are transactions that represent agreements between a fund and a counterparty (usually a commercial bank) to buy or sell a specified amount of a particular currency at an agreed-upon foreign exchange rate on an agreed-upon future date, where there is no physical delivery of the currency on the settlement of the transaction), are derivative instruments pursuant to a contract where the parties agree to pay a fixed price for an agreed amount of foreign currency at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of foreign currency forward contracts may expose the Fund to additional risks, such as credit risk, liquidity risk, and counterparty risk, that it would not be subject to if it invested directly in the currencies underlying the foreign currency forward contract. Foreign currency forward transactions, including NDFs, and forward currency contracts include risks associated with fluctuations in currency, and other risks inherent in trading derivatives. There are no limitations on daily price movements of forward contracts. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. There may at times be an imperfect correlation between the price of a forward contract and the underlying currency, which may increase the volatility of the Fund. The Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor. There can be no assurance that any strategy used will succeed.
Foreign Securities and Emerging Markets Risk. Investments in foreign issuers, foreign securities (including depositary receipts) or U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities.
The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.
Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The Fund may invest a substantial portion of its assets in emerging market countries. These risks are magnified in countries in “emerging markets.” Emerging market countries currently include most countries in the world except Australia, Canada, Japan, New Zealand, the United States, the United Kingdom and most western European countries. Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. regulators may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss.
The Fund’s investments in foreign and emerging market securities may be subject to foreign withholding and/or other taxes, which would decrease the Fund’s yield on those securities.
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From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company's performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or subjects to sanctions.
Futures Contracts Risk. Futures contracts are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks, such as credit risk, liquidity risk, and counterparty risk, that it would not be subject to if it invested directly in the instruments underlying those derivatives. There can be no assurance that any strategy used will succeed. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or index. Futures contracts may experience dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency, which may increase the volatility of the Fund. Futures contracts may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Interest rate and government bond futures contracts, such as treasury futures contracts, expose the Fund to price fluctuations resulting from changes in interest rates. The Fund could suffer a loss if interest rates rise after the Fund has purchased an interest rate futures contract or fall after the Fund has sold an interest rate futures contract. Similarly, government bond futures contracts, such as treasury futures contracts, expose the Fund to potential losses if interest rates do not move as expected. Futures contracts on bond and equity indices expose the Fund to volatility in the underlying index. Foreign currency futures contracts expose the Fund to risks associated with fluctuations in the value of foreign currencies. Foreign currency futures contracts are similar to foreign currency forward contracts, except that they are traded on exchanges (and may have margin requirements) and are standardized as to contract size and delivery date. The Fund may use foreign currency futures contracts for the same purposes as foreign currency forward contracts, subject to Commodity Futures Trading Commission (“CFTC”) regulations. Futures contracts on bond and equity indices expose the Fund to volatility in an underlying index. Unlike the financial futures markets, in the commodity futures markets, there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may also change.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, supply chain disruptions, regulatory events, other governmental trade or market control programs and related geopolitical events.
The U.S. and other governments may renegotiate their global trade relationships and impose or threaten to impose significant import tariffs. The implementation of tariffs, trade restrictions, currency controls, or similar measures (including retaliatory actions) could result in price volatility and overall declines in U.S. and global investment markets.
In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics, or the threat or potential of one or more such factors and occurrences.
The effects of a global event to public health and business and market conditions may have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a global event that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The ultimate impact of a global event and the extent to which the associated conditions and governmental responses impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
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More About the Fund (continued)
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), Fannie Mae or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities may include zero-coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities. U.S. government securities may include zero-coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.
Hedging Risk. A Sub-Adviser may enter into hedging transactions with the intention of reducing or controlling risk. It is possible that hedging strategies will not be effective in controlling risk, due to unexpected non-correlation (or even positive correlation) between the hedging instrument and the position being hedged, increasing, rather than reducing, both risk and losses. To the extent that the Fund enters into hedging transactions, the hedges will not be static but rather will need to be continually adjusted based on the Sub-Adviser’s assessment of market conditions, as well as the expected degree of non-correlation between the hedges and the portfolio being hedged. The success of the Fund’s hedging strategies will depend on the Sub-Adviser’s ability to implement such strategies efficiently and cost-effectively, as well as on the accuracy of the Sub-Adviser’s judgments concerning the hedging positions to be acquired by the Fund. A counterparty to a hedging transaction may be unable to honor its financial obligation to the Fund. In addition, the Sub-Adviser may be unable to close the transaction at the time it would like or at the price it believes the security is currently worth. The Fund may not, in general, attempt to hedge all market or other risks inherent in the Fund’s investments, and may hedge certain risks only partially, if at all. Certain risks, either in respect of particular investments or in respect of the Fund’s overall portfolio, may not be hedged, particularly if doing so is economically unattractive. As a result, various directional market risks may remain unhedged. Gains or losses from positions in hedging instruments may be much greater than the instrument’s original cost. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful. The use of hedges may fail to mitigate risks, reduce the Fund’s return, or create a loss. In addition, hedges, even when successful in mitigating risk, may not prevent the Fund from experiencing losses on its investments. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had a Fund not used the hedging instruments. When hedging is combined with leverage, the Fund risks losses that are multiplied by the degree of leverage used.
High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income. For example, the Fund may, at the direction of the Adviser, frequently reallocate its assets among different indexed investment strategies, which could cause a Sub-Adviser frequently to replace a significant portion of the securities and other instruments in the Fund’s portfolio through sales and purchases so as to reflect the changing allocations, including selling and repurchasing the same securities in quick succession.
High Yield Securities and Loan Risk. The Fund invests in instruments including junk bonds, loans and instruments that are issued by issuers that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments may be subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in both the loan and high yield markets. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing loans or high yield securities, increase the claims against assets that are permitted against collateral securing loans or high yield securities or otherwise manage their business in ways that could impact creditors negatively. In
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addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the loans or high yield securities issued by such borrowers. Each of these factors might negatively impact the loans and high yield instruments held by the Fund. The Fund will not have direct recourse against the borrower when the Fund invests in a loan participation.
High yield securities and loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some loans and other instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Certain loans may take more than seven days to settle. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity and valuation risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. When bonds, loans and other instruments or securities are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain loans may not be considered securities under the federal securities laws and, therefore, investments in such loans may not be subject to certain protections under those laws. In addition, the Adviser may not have access to material nonpublic information to which other investors may have access.
Impairment of Collateral Risk. The terms of the debt instruments held by the Fund may require that the borrowing company maintain collateral to support payment of its obligations. However, the value of the collateral securing a debt instrument can decline or be insufficient to meet the obligations of the company. In addition, collateral securing a debt instrument may be found invalid, may be used to pay other outstanding obligations of the borrower, or may be difficult to liquidate. The Fund’s access to the collateral may be limited by bankruptcy, other insolvency laws, or by the type of debt instrument the Fund has purchased. For example, if the Fund purchases a participation interest instead of an assignment, it would not have direct access to collateral of the borrower. As a result, a debt instrument may not be fully collateralized and can decline significantly in value.
Income Risk. The Fund’s income may decline when interest rates fall because the Fund may hold a significant portion of short duration securities and/or securities that have floating or variable interest rates. The Fund’s income may decline because the Fund invests in lower yielding bonds, as bonds in its portfolio mature, are near maturity or are called, or when the Fund needs to purchase additional bonds.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund and its shareholders.
Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-linked securities, such as Treasury Inflation Protected Securities, is adjusted periodically to a specified rate of inflation (e.g., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (“CPI-U”)). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.
Interest Rate Risk. The Fund invests in debt securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Your investment will decline in value if the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate loans and other securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate loans and other securities may decline if their interest rates do not rise as quickly or as much as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising
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More About the Fund (continued)
inflation rates and general economic conditions. The Fund may face a heightened level of interest rate risk due to certain changes or uncertainty in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns.
Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. It is difficult to accurately predict the pace at which the Federal Reserve Board or other central bank or monetary authority will change interest rates any further, or the timing, frequency or magnitude of any such changes, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.
Large Shareholder Risk. To the extent a large proportion of shares are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser or its affiliates have investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser or its affiliates. These transactions also may subject the Fund to the risks described under “Transactions and Liquidity Risk”.
Leveraging Risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. The Fund also may be exposed to leveraging risk by borrowing money for investment purposes. Leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so. Leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Certain types of leveraging transactions, such as short sales that are not “against the box” (i.e., short sales where the Fund does not hold the security or have the right to acquire it without payment of further consideration), could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction.
LIBOR Discontinuance Risk. The London Interbank Offering Rate (“LIBOR”) was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on a number of factors, including that LIBOR and other interbank offering rates (“IBORs”) may no longer be representative of the underlying markets and, as a result, publication of all LIBOR settings has ceased. New or alternative reference rates have since been used in place of LIBOR. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR,” which is intended to replace U.S. dollar LIBOR and measures the cost of U.S dollar overnight borrowings collateralized by treasuries) and the Sterling Overnight Index Average rate (“SONIA,” which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). Markets are slowly developing in response to these new rates. As a result of the benchmark reforms, the Adviser, Sub-Advisers, and the Funds have generally transitioned to successor or alternative reference rates as necessary. Although the transition process away from IBORs for most instruments has been completed, there is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, which may affect the value, volatility, liquidity, or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions, and entering into new trades. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or their investments. Moreover, certain aspects of the transition from IBORs will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; no assurances can be given as to the impact of the transition away from LIBOR on a Fund or their investments. These risks may also apply with respect to changes in connection with other IBORs (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.
Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions or a lack of willing buyers. Loans and unlisted securities are typically less liquid than securities traded on national exchanges. The secondary market for loans may be subject to irregular trading activity and extended settlement periods, and the liquidity of individual floating rate loans can vary significantly over time. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. During periods of infrequent trading, valuing a floating rate loan can be more difficult and buying or selling a floating rate loan at an acceptable price may not be
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possible or may be delayed. A delay in selling a floating rate loan or security can result in a loss and cause the Fund’s price to decline. Liquidity risk also refers to the risk that the Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives or meet the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties. The Fund may have to sell a security at a disadvantageous time or price to meet such obligations. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can increase the volatility of the Fund's NAV per share. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.
Loan Participations and Assignments. The Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of all or portions of such loans. Participations and assignments involve special types of risk, including extension risk, prepayment risk, credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. In addition, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and a Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.
Macro Strategy Risk. The profitability of any macro strategy depends primarily on the ability of a Sub-Adviser to predict derivative contract price movements to implement investment theses regarding macroeconomic trends. Such price movements are influenced by, among other things: changes in interest rates; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; weather and climate conditions; natural disasters, such as hurricanes; changing supply and demand relationships; changes in balances of payments and trade; U.S. and international rates of inflation and deflation; currency devaluations and revaluations; U.S. and international political and economic events; and changes in philosophies and emotions of market participants. A Sub-Adviser’s trading methods may not take all of these factors into account. The global macro strategy to which the Fund’s investments are exposed typically use derivative financial instruments that are actively traded using a variety of strategies and investment techniques that involve significant risks. The derivative financial instruments traded include commodities, currencies, futures, options and forward contracts, and other derivative instruments that have inherent leverage and price volatility that result in greater risk than instruments used by typical mutual funds, and the systematic programs used to trade them may rely on proprietary investment strategies that are not fully disclosed, which may in turn result in risks that are not anticipated.
Management Risk. The Fund is subject to management risk. Each Sub-Adviser and its portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment decisions for its allocated portion of the Fund, but there can be no guarantee that these decisions will produce the desired results. A Sub-Adviser's active management of its allocated portion of the Fund may fail to achieve its desired results. In addition, legislative, regulatory or tax developments may affect the investment techniques available to each Sub-Adviser in connection with managing its allocated portions of the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Master Limited Partnerships Risk. The Fund may invest in master limited partnerships (“MLPs”) whose ownership interests are publicly traded and that primarily derive their income from, among other industries, the mining, production, transportation or processing of minerals or natural resources, although they may also finance entertainment, research and development, real estate and other projects. Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. In addition, MLPs may have limited financial resources, their securities may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate or oil and gas industries.
Mortgage Dollar Roll Risk. The Fund may enter into mortgage dollar rolls involving mortgage pass-through securities including mortgage TBAs and other mortgage-backed securities. During the period between the sale and repurchase in a mortgage dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited. Short sales of mortgage
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TBAs and engaging in mortgage dollar rolls may be subject to leverage risks as described under “Derivatives Risk.” In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.
Multi-Manager Risk. The Fund’s performance depends on the skill of the Adviser in selecting, overseeing, and allocating Fund assets to the Sub-Advisers. The Sub-Advisers’ investment styles may not always be complementary. The Sub-Advisers operate independently (e.g., make investment decisions independently of one another), and may make decisions that conflict with each other. For example, it is possible that a Sub-Adviser may purchase a security for the Fund at the same time that another Sub-Adviser sells the same security, resulting in higher transaction costs without accomplishing any net investment result; or that several Sub-Advisers purchase the same security at the same time, without aggregating their transactions, resulting in higher transaction costs. The Fund’s Sub-Advisers may underperform the market generally, underperform other investment managers that could have been selected for the Fund and/or underperform private investment funds with similar strategies managed by the Sub-Advisers. Subject to the overall supervision of the Fund’s investment program by the Fund’s Adviser, each Sub-Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.
Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities. The value of the Fund’s shares may also be more volatile than the value of a fund which invests in more securities.
Preferred Securities Risk. Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred securities also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred and other senior securities may pay fixed or adjustable rates of return. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities include certain hybrid securities and other types of preferred securities with different features from those of traditional preferred securities described above. Preferred securities that are hybrid securities possess various features of both debt and traditional preferred securities and as such, they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure. Therefore, unlike traditional preferred securities, hybrid securities may not be subordinate to a company’s debt securities.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments or redemptions occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Quantitative (Model) Investing Risk. Models (including quantitative models), data, and investment programs are used to screen potential investments for the applicable portion of the Fund. The success of a Fund’s quantitative investment strategy may depend in part on the effectiveness of a Sub-Adviser’s quantitative tools for screening securities. Securities selected using quantitative analysis can react differently to issuer, political, market and economic developments than the market as a whole or securities selected using only fundamental analysis, which could adversely affect their value. As a result, a portfolio of securities selected using quantitative analysis may underperform the market as a whole or a portfolio of securities selected using a different investment approach, such as fundamental analysis. A Sub-Adviser’s quantitative tools may use factors that may not be predictive of a security’s value, and any changes over time in the factors that affect a security’s value may not be reflected in the quantitative model. The quantitative tools may not react as expected to market events, resulting in losses for the Fund. Data for some companies, particularly for non-U.S. companies, may be less available and/or less current than data for other companies. When models or data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. In addition, issues in the construction and implementation of the models, including software or hardware malfunction, power loss, software bugs, malicious code, viruses, system crashes, issues related to the use of artificial intelligence and machine learning, and other technological failures or various other events or circumstances within or beyond the control of a Sub-Adviser, may adversely impact the Fund. Some of the models used by certain Sub-Advisers are predictive in nature. The use of predictive models has inherent risks. There is no assurance that the models are complete or accurate, or representative of future market cycles, nor will they always be beneficial to the Fund if they are accurate. These strategies may incorporate factors that are not predictive of a security’s value.
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Real Estate Investment Trusts Risk. The value of real estate securities in general, and real estate investment trusts (“REITs”) in particular, are subject to the same risks as direct investments in real estate and mortgages. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses or a general decline in neighborhood values. The Fund’s investments may decline in value in response to declines in property values or other adverse changes to the real estate market. In addition, federal and state laws may restrict the remedies that a lender of underlying REIT assets has when a borrower defaults on loans. The performance of real estate securities is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate. Debt securities of REITs are subject to the risks of debt securities in general. For example, such securities are more sensitive to interest rates than equity securities of REITs. REITs may be more volatile and/or more illiquid than other types of equity securities. Furthermore, a REIT could fail to qualify for tax free pass-through treatment of its income under the Internal Revenue Code of 1986, as amended, or fail to maintain its exemption from registration under the Investment Company Act, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
Regulation S Securities Risk. Regulation S securities may be less liquid than publicly traded securities as a result of legal or contractual restrictions on resale. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S Securities are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity.
Regulatory and Legal Risk. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations or amend regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws may adversely impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Relative Value Strategies Risk. Relative value strategies utilized in the Fund depend on a Sub-Adviser’s ability to identify unjustified or temporary discrepancies between the value of two or more related financial instruments and are subject to the risk that a Sub-Adviser’s evaluation of the relative price differential may be incorrect or may never be realized in the market price of the securities in which the Fund invests. A Sub-Adviser may fail to identify the reason underlying a particular price differential or later developments may justify the current price differential seen in the markets. In addition, because relative value strategies often involve the taking of an investment position in a particular security and an offsetting position in another related security, investment losses to the Fund may be enhanced if the Fund’s relative value strategies are unsuccessful.
Repurchase Agreement Risk. Repurchase agreements are subject to “Credit Risk.” In addition, in the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. These risks may be magnified to the extent that a repurchase agreement is secured by collateral other than cash and government securities (“Non-Traditional Collateral”). For example, repurchase agreements secured by below investment grade securities and equity securities may or may not be subject to an automatic stay in bankruptcy proceedings. As a result of the automatic stay, to the extent applicable, the Fund could be prohibited from selling the collateral in the event of a counterparty’s bankruptcy unless the Fund is able to obtain the approval of the bankruptcy court. In addition, the value of Non-Traditional Collateral may be more volatile or less liquid thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty’s default. Below investment grade securities are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties and potential illiquidity. Equity securities are subject to stock market risk and the price of such securities may rise or fall, sometimes rapidly or unpredictably.
Restricted and Privately-Placed Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Private placements are generally subject to strict restrictions on resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, the Fund may
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More About the Fund (continued)
get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses.
Risks Associated with the Use of Artificial Intelligence ("AI") Tools. The Adviser and Sub-Advisers rely on programs and systems that utilize AI, machine learning, probabilistic modeling, and other data science technologies ("AI Tools"). AI Tools are highly complex, and may be flawed, hallucinate, reflect biases included in the data on which such tools are trained, be of poor quality, lack transparency, infringe on the intellectual property rights of others, or be otherwise harmful. The Adviser and Sub-Advisers typically incorporate human oversight including through the standards and policies that define the governance framework, to reduce the risk of acting on potentially defective outputs. The U.S. and global legal and regulatory environment relating to the use of AI Tools is uncertain and rapidly evolving, and could require changes in the Adviser’s and/or Sub-Advisers' implementation of AI Tools and increase compliance costs and the risk of non-compliance. Further, the Adviser and Sub-Advisers may use AI Tools developed by third parties, and the Adviser and Sub-Advisers may have limited visibility over the accuracy and completeness of such AI Tools.
Senior Loans Risk. Even if the Fund’s claim on a loan is senior when it first invests in the loan, the claim may be subordinated or diluted at the time the Fund makes a claim. Senior loans are subject to the risk that a court could subordinate a senior loan, which typically holds the most senior position in the issuer’s capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans.
Short Sales and Other Short Positions Risk. The Fund’s short positions are speculative transactions and are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Fund may also enter into a short position through a forward commitment, or a short derivative position through a futures contract, or a swap agreement. If the price of the security or derivative has increased during the time the Fund holds the short position, then the Fund will incur a loss equal to the increase in price from the time that the short position was entered into plus any premiums and interest paid to the third party. Therefore, short positions involve the risk that losses may be exaggerated, and that the Fund may lose more money than the actual cost of the investment. The Fund’s losses are potentially unlimited in a short position, particularly in cases where the Fund is unable to close out its short position, because the price appreciation of the security that the Fund is required to purchase is unlimited. There can be no assurance that the securities necessary to cover the short position will be available for purchase by the Fund. In addition, purchasing securities to close out the short position can itself cause the price of the relevant securities to rise further, thereby increasing any loss incurred by the Fund. Furthermore, the Fund may be forced to close out a short position prematurely if a counterparty from which the Fund borrowed securities demands their return, resulting in a loss on what might otherwise have been a profitable position. Short positions also include greater reliance on a Sub-Adviser’s ability to accurately anticipate the future value of a security or instrument. The Fund may invest the proceeds of a short sale, and therefore, be subject to the effect of leverage, in that short selling amplifies changes in the Fund’s NAV since it increases the exposure of the Fund to the market and may increase losses and the volatility of returns. If such instruments are traded OTC, there is the risk that the counterparty may fail to honor its contract terms, causing a loss to the Fund.
Sovereign Obligations Risk. The Fund may invest in securities issued by or guaranteed by sovereign governments, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty in the country at issue, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations. These securities are also subject to “Foreign Securities and Emerging Markets Risk”.
Structured Notes Risk. Structured notes are subject to interest rate risk and to all of the risks of their underlying securities and derivatives. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or borrower. The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile, and such notes may have a limited trading market making it difficult to value them or sell them at an acceptable price. In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase minimum amounts of those notes over time. In some cases, the Fund may invest in structured notes that pay an amount based on a multiple of the relative change in value of the asset or reference. This type of note increases the potential for income but at a greater risk of loss than a typical debt security of the same maturity and credit quality. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund’s investments in these structured products may be subject to limits applicable to investments in investment companies.
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Structured Products Risk. Holders of structured products bear risks of the underlying investments, index, or reference obligation and are subject to counterparty credit, valuation, and liquidity risks. In addition to the general risks associated with debt securities, structured products carry additional risks, including, but not limited to, the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the reference instruments may decline in value or default; the possibility that changes in the reference instrument will reduce the interest rate or principal amount payable on maturity; and the possibility that the position is subordinate to other classes. Structured products may be less liquid than other types of securities and more volatile than the reference instrument.
Subsidiary Risk. By investing in the Subsidiaries, the Fund is indirectly exposed to the risks associated with such Subsidiary’s investments. There can be no assurance that the investment objective of the Fund or a Subsidiary will be achieved. Each Subsidiary is not registered under the Investment Company Act, and is not subject to all the investor protections of the Investment Company Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or a Subsidiary to operate as described in this Prospectus and the SAI, and could adversely affect the Fund and/or a Subsidiary and result in the Fund underperforming its benchmark index.
Swap Agreements Risk. Swap agreements or “swaps” are transactions in which the Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities, indices or other assets based on a specified amount (the “notional” amount). Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leveraging risk. If swaps are used as a hedging strategy, the Fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, a lack of correlation between the swaps and the portfolio of assets that the swaps are designed to hedge or replace. Swaps also may be difficult to value. Swaps may be subject to liquidity risk and counterparty risk. The value of swaps may be affected by changes in overall market movements and changes in interest rates and currency exchange rates. Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. A highly liquid secondary market may not exist for certain swaps, and there can be no assurance that one will develop. The use of an organized exchange or market for swap transactions may result in certain trading and valuation efficiencies for swaps, however, this may not always be the case. The absence of an organized exchange or market for swaps transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. Swaps that are traded OTC also are not subject to standardized clearing requirements and the direct oversight of self-regulatory organizations. Swaps may involve greater liquidity and counterparty risks, including settlement risk, as well as collateral risk (i.e., the risk that the swap will not be properly secured with sufficient collateral), legal risk (i.e., the risk that a swap will not be legally enforceable on all of its terms) and operational risk (i.e., the risk of processing and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions). The Fund may invest in the following types of swaps, which may be subject to the risks discussed above, as well as the additional risks as described below:
●
Commodities swaps, which may subject the Fund to commodities risk and market risk based on the supply and demand of the underlying commodity.
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Credit default swaps, which subject the Fund to credit risk and the risks associated with the purchase and sale of credit protection.
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Total return swaps, which may subject the Fund to credit risk and market risk and, if the underlying securities are bonds or other debt obligations, interest rate risk.
Tax Risk. To comply with its asset diversification test applicable to a regulated investment company, the Fund will limit its investments in all of the Subsidiaries (on a consolidated basis) to 25% of the Fund’s total assets at the end of each quarter. The Fund intends to invest in complex derivatives for which there is not clear guidance from the Internal Revenue Service (“IRS”) as to the calculation of such investments under the asset diversification test applicable to regulated investment companies. There are no assurances that the IRS will agree with the Fund’s calculation under the asset diversification test which could cause the Fund to fail to qualify as a regulated investment company.
The tax treatment of certain commodity investments and derivative instruments in which the Fund may invest may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions. If the Fund did not qualify as a regulated investment company for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a regulated investment company could cause the Fund to become subject to federal income tax, thereby diminishing the returns for shareholders.
To-Be-Announced (“TBA”) Transactions Risk. In TBA transactions, the selling counterparty does not specify the particular securities to be delivered. Instead, the purchasing counterparty agrees to accept any security that meets specified terms. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines
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More About the Fund (continued)
prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. In addition, the selling counterparty may not deliver the security as promised. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund’s returns. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to the settlement date.
Transactions and Liquidity Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders, and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to, or is required to, sell are illiquid. These types of redemption requests could adversely affect the ability of the Fund to conduct its investment program. The Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s NAV. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Other market participants may be attempting to sell securities at the same time as the Fund, causing downward pricing pressure and contributing to illiquidity. In addition, the capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Liquidity and valuation risk with respect to any debt securities held by the Fund may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance. To the extent redemptions are effected in cash, an investment in the Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.
Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of interest-paying securities, and is more likely to respond to a greater degree to changes in interest rates and credit quality than other fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year, even though the holder receives no interest payment on the bond during the year. The Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon bonds) to its shareholders each year to maintain its status as a regulated investment company and to eliminate tax at the Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.
In addition, (1) the higher yields and interest rates on certain pay-in-kind securities (“PIK”) reflect the payment deferral and increased credit risk associated with such instruments and such investments may represent a significantly higher credit risk than coupon loans; (2) PIK securities may have higher price volatility because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (3) PIK interest has the effect of generating investment income; and (4) the deferral of PIK interest may also reduce the loan-to-value ratio at a compounding rate.
For more information about risks associated with the types of investments that the Fund purchases, please read the “Risk/Return Summary” at the front of this prospectus, the "Investment Practices" section and the SAI.
Conflicts of Interest
An investment in the Fund is subject to a number of actual or potential conflicts of interest. In managing your JPM Program account, the Adviser and its parent company, JPMorgan Chase & Co. (“JPMorgan”) and its affiliates may experience certain benefits and efficiencies from investing your account assets in the Fund instead of unaffiliated investment vehicles. However, any potential conflicts are substantially mitigated by the fact that the Adviser, through a management fee waiver, does not receive additional net advisory fees as a result of your account’s investment in the Fund and the Fund is generally not using JPMorgan and/or its affiliates to provide other services to the Fund for compensation. Note that JPMorgan and/or its affiliates, will continue to receive fees for managing the JPM Program accounts, including with respect to assets invested in the Fund, and a JPMorgan affiliate will continue to clear mutual fund trades, including trades in the Fund, for JPMorgan client accounts. The Adviser and/or its affiliates also may face conflicts of interest in their service as investment adviser to other clients, which may provide more compensation to the Adviser
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and/or its affiliates than the Fund. This creates a conflict of interest for the Adviser by providing an incentive to favor those clients, and from time to time, the Adviser may make decisions that differ from and/or negatively impact the investment and/or allocation decisions made by the Adviser on behalf of the Fund. In addition, JPMorgan and its affiliates provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which the Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Fund and/or benefit these affiliates. Further, Fund portfolios may be affected because of regulatory restrictions applicable to JPMorgan and its affiliates. The Adviser may also acquire material non-public information which would negatively affect the Fund’s ability to transact in securities. JPMorgan and the Fund has adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/ or prohibited by law, unless an exception is available.
The Chief Compliance Officer of the Fund and the Six Circles Trust also serves as the Chief Compliance Officer of the Adviser, and in such capacity may face conflicts of interest with his compliance responsibilities to the Fund and the Six Circles Trust. The Fund and the Six Circles Trust have implemented policies and procedures to seek to mitigate such conflicts.
For more information about conflicts of interest, see the “Potential Conflicts of Interest” section in the SAI.
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The Fund's Management and Administration
The Fund is a series of Six Circles Trust (the “Trust”), a Delaware statutory trust. The trustees of the Trust are responsible for overseeing all business activities.
The Fund's Investment Adviser and Sub-Advisers
J.P. Morgan Private Investments Inc. (“JPMPI”), a registered investment adviser with the U.S. Securities and Exchange Commission (the “SEC”), serves as investment adviser to the Fund under an investment advisory agreement (the “Advisory Agreement”) with the Trust, on behalf of the Fund. JPMPI is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMPI is located at 270 Park Avenue, New York, NY 10017. JPMPI is entitled to receive an annual fee from the Fund equal to 1.25% of the average net assets of the Fund.
JPMPI, on behalf of the Fund, has entered into a sub-advisory agreement with each Sub-Adviser (each, a “Sub-Advisory Agreement”). For the services provided pursuant to its Sub-Advisory Agreement, each Sub-Adviser receives an annual fee from the Adviser, or directly from each applicable Fund on behalf of the Adviser. Additionally, certain Sub-Advisers have entered into sub-sub-advisory agreements with certain sub-sub-advisors (each, a “Sub-Sub-Advisory Agreement”). For the services provided pursuant to its Sub-Advisory Agreement, each Sub-Sub-Adviser receives a fee from the Sub-Adviser it has entered into the Sub-Sub-Advisory Agreement with.
The Fund may pursue its investment objective by investing in one or more Subsidiaries (each, a “Subsidiary”). The Subsidiaries have entered into (or will enter into prior to effectiveness) separate contracts with JPMPI whereby JPMPI provides investment advisory services to the Subsidiaries (each, a “Subsidiary Advisory Agreement” and together, the “Subsidiary Advisory Agreements”) and JPMPI has entered into separate contracts with AHL, DBi and CFM (each, a “Subsidiary Sub-Adviser” and together, the “Subsidiary Sub-Advisers”) whereby the Subsidiary Sub-Advisers each provide investment sub-advisory services to the respective Subsidiary (each, a “Subsidiary Sub-Advisory Agreement”). In recognition of the fact that contractual advisory and sub-advisory fees are already charged for JPMPI’s and each Subsidiary Sub-Adviser’s investment management services to the Fund (which includes the Subsidiary investments), respectively, no additional fees are payable to JPMPI or the Subsidiary Sub-Advisers for the services rendered pursuant to the Subsidiary Advisory Agreements and Subsidiary Sub-Advisory Agreements, respectively. JPMPI and the Subsidiary Sub-Advisers will comply with the provisions of Section 15 of the 1940 Act with respect to each such Subsidiary’s investment advisory contracts.
For the purposes of determining compensation, after waivers, under the investment advisory agreement with JPMPI, the Fund will be deemed to have paid JPMPI, and JPMPI will be deemed to have received an amount equal to, any payment made pursuant to the Sub-Advisory Agreements. JPMPI has contractually agreed through at least April 30, 2027 to waive any management fees that exceed the aggregate management fees it is contractually required to pay the Fund’s Sub-Advisers. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. JPMPI may terminate the waiver, under its terms, effective upon the end of the then-current term, by providing at least ninety (90) days prior written notice to the Trust. The waiver may not otherwise be terminated by JPMPI without the consent of the Board, which consent will not be unreasonably withheld. Such waivers are not subject to reimbursement by the Fund. Additionally, the Adviser has contractually agreed through at least April 30, 2027 to reimburse expenses to the extent total annual operating expenses of the Fund (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed 1.45% of the average daily net assets of the Fund (the “Expense Cap”). An expense reimbursement by the Fund’s Adviser is subject to repayment by the Fund only to the extent it can be made within thirty-six months following the date of such reimbursement by the Adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements by the Adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the Adviser or at the time of repayment by the Fund.
As the Adviser, JPMPI has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and subject to review and approval by the Board, sets the Fund’s overall investment strategies. The Adviser is also responsible for the oversight and evaluation of the Fund’s Sub-Advisers. The Sub-Advisers are each responsible for the day-to-day investment decisions of its respective portion of the Fund. Additionally, the Sub-Advisers may allocate to Sub-Sub-Advisers a portion of the assets allocated to them by the Adviser. The allocation of the assets of the Fund among the Sub-Advisers will be determined by JPMPI. The Sub-Advisers are responsible for deciding which securities to purchase and sell for their respective portions of the Fund and for placing orders for the Fund’s transactions.
In limited circumstances, the Adviser reserves the right to instruct Sub-Advisers as needed on certain Fund transactions and to manage a portion of the Fund’s portfolio directly, including without limitation, for portfolio hedging, to temporarily adjust the Fund’s overall market exposure or to temporarily manage assets as a result of a Sub-Adviser’s resignation or removal. The Fund may obtain passive exposure to a particular sub-asset class from time to time by making an index-based investment (e.g., in an exchange-traded fund (“ETF”)). Alternatively, from time to time, JPMPI may, for short or longer-term periods and subject to Board approval, select a
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third party interim manager to execute transactions on behalf of the Fund to transition a portion of Fund assets from one Sub-Adviser to another or to transition among indexed investment strategies, or, at the direction of JPMPI, to implement a sub-strategy. The duration of any such transition or interim management services will be determined by the Adviser’s ability to identify an appropriate replacement sub-adviser, if deemed necessary, and when such replacement sub-adviser can begin managing Fund assets, as well as the nature of the assets to be transitioned and relevant market conditions.
JPMPI acts as “manager of managers” for the Fund in reliance on an exemptive order of the SEC granting exemptions from certain provisions of the Investment Company Act (the “Exemptive Order”). Pursuant to the Exemptive Order, J.P. Morgan-affiliated funds are permitted, subject to supervision and approval of the Board, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without such agreements being approved by the shareholders of the Fund. JPMPI may not enter into any sub-advisory agreement with an affiliated sub-adviser without such agreement being approved by shareholders of the Fund. Accordingly, the Fund and JPMPI may hire, terminate, or replace the Fund’s sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. JPMPI will continue to have the ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement. Shareholders will be notified of any changes in sub-advisers. Shareholders of the Fund have the right to terminate a sub-advisory agreement for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. The Exemptive Order also permits the Fund to disclose to shareholders the management fees only in the aggregate. The initial shareholder of the Fund approved the Fund’s operation in reliance by the Fund on the Exemptive Order.
A discussion of the basis the Board used in approving the investment advisory agreement for the Fund is available in the financial statements and other information filed with the SEC on Form N-CSR (“Financial Statements and Other Information”) for the fiscal period ended June 30, 2025 which is available online at www.sixcirclesfunds.com.
The Adviser has registered with the Commodity Futures Trading Commission (the “CFTC”) as a “commodity pool operator” under the Commodity Exchange Act of 1936, as amended, with respect to the Fund and is a member of the National Futures Association. The Adviser expects to operate the Fund in accordance with the exemptions set forth in CFTC Regulation 4.12(c)(3), which allows for “substituted compliance” with respect to certain CFTC recordkeeping, reporting and disclosure requirements on the basis of the Fund’s compliance with SEC rules and regulations applicable to the Fund and the Adviser. As a result, the Adviser will not be subject to certain aspects of the CFTC’s rules ordinarily applicable to commodity pool operators, including the specific disclosure requirements under CFTC rules in connection with its management of the Fund.
Sub-Adviser Evaluation
The Adviser: (i) evaluates, selects, and recommends sub-advisers to be hired or replaced, subject to Board approval; (ii) monitors and evaluates the sub-advisers’ investment programs and results; (iii) allocates and reallocates the Fund’s assets among the sub-advisers; and (iv) reviews the Fund’s compliance with its investment objectives, strategies, policies and restrictions. Sub-adviser selection includes qualitative and quantitative analysis, with strong emphasis placed on non-quantitative factors, within a framework that reviews the sub-advisers’ people, process, philosophy and performance. In selecting sub-advisers, JPMPI will consider a variety of factors and attributes related to such sub-advisers, including, but not limited to:
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a well-defined and articulated investment process combined with a demonstrable and sustainable investment performance;
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specialized expertise and an appropriate level of experience;
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flexibility to adapt to a changing market environment;
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a strong focus on risk management;
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appropriate levels of staffing, organizational depth and continuity of management and investment professionals;
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a thorough understanding of the business aspects of managing the relevant investment strategies;
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solid administrative capabilities and strong internal controls;
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historical returns and volatility;
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correlation of a sub-adviser’s returns to broader markets and other sub-advisers;
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statistical peer analysis; and
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exposure, liquidity and drawdown (change in the value of a portfolio from its high to low point) analysis.
The investment methods used by Sub-Advisers in selecting securities and other investments for the Fund vary. The allocation of the Fund’s portfolio managed by one Sub-Adviser will, under normal circumstances, differ from the allocations managed by any other Sub-Advisers of the Fund with respect to, among other things, portfolio composition, turnover, issuer capitalization and issuer financials. Because selections are made independently by each Sub-Adviser, it is possible that one or more Sub-Advisers could purchase the same security or that several Sub-Advisers may simultaneously favor the same industry or sector.
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The Fund's Management and Administration (continued)
The Adviser is responsible for establishing the target allocation of the Fund’s assets to each Sub-Adviser and may adjust the target allocations at its discretion. Market performance may result in allocation drift among the Sub-Advisers of the Fund. The Adviser is also responsible for periodically reallocating the portfolio among the Sub-Advisers, the timing and degree of which will be determined by the Adviser at its discretion. Additionally, the Sub-Advisers may allocate to Sub-Sub-Advisers a portion of the assets allocated to them by the Adviser. Each Sub-Adviser independently selects the brokers and dealers to execute transactions for the portion of the Fund being managed by that Sub-Adviser.
At times, allocation adjustments among Sub-Advisers may be considered tactical with over- or under-allocations to certain Sub-Advisers based on the Adviser’s assessment of the risk and return potential of each Sub-Adviser’s strategy. Sub-Adviser allocations are also influenced by each Sub-Adviser’s historical returns and volatility, which are assessed by examining the performance of strategies managed by the Sub-Advisers in other accounts that the Adviser believes to be similar to those that will be used for the Fund.
In the event a Sub-Adviser ceases to manage an allocation of the Fund’s portfolio, the Adviser will select a replacement sub-adviser or allocate the assets among the remaining Sub-Advisers. The securities that were held in the departing Sub-Adviser’s allocation of the Fund’s portfolio may be liquidated, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences. The Adviser may also add additional sub-advisers in order to broaden the Fund’s portfolio or capacity or as otherwise determined by the Adviser to be in the best interests of the Fund. In addition, the Adviser reserves the right to instruct Sub-Advisers as needed on certain Fund transactions and manage a portion of the Fund’s portfolio directly to temporarily manage assets as a result of a Sub-Adviser’s resignation or removal. Alternatively, from time to time, JPMPI may, for short or longer-term periods and subject to Board approval, select an interim manager to transition a portion of Fund assets from one Sub-Adviser to another, or, at the direction of JPMPI, to implement a sub-strategy.
The Portfolio Managers
Investment Adviser
Richard Madigan, Managing Director and Chief Investment Officer, Jeffrey Gaffney, Managing Director, Boris Arabadjiev, Managing Director, Thomas Byrnes, Executive Director, Jeffrey Eshleman, Managing Director, and Jesse Rosenblum, Executive Director are the JPMPI portfolio managers for the Fund and are primarily responsible for establishing and monitoring the investment strategy of the Fund and monitoring the Sub-Advisers.
Mr. Madigan is the Chief Investment Officer for J.P. Morgan Private Bank and Wealth Management. In this role, he is responsible for the development of investment strategy, tactical and strategic asset allocation for over $580 billion in high-net-worth and institutional client assets. Mr. Madigan is Chair of the Wealth Management Global Investment Council. The CIO Team is comprised of portfolio management, market and macro research and a dedicated quantitative risk and analytics team that oversees multi- and single-asset class discretionary portfolios globally. The CIO Team is a part of the working group responsible for developing J.P. Morgan Asset and Wealth Management’s Long-Term Capital Markets Assumptions. Mr. Madigan brings over 30 years of portfolio management and international capital markets experience to the firm. Prior to his current role, Mr. Madigan held the title of CIO, Global Access Portfolios where he and his team managed $20 billion in discretionary assets for J.P. Morgan Private Bank and Wealth Management clients. Mr. Madigan holds a master’s degree from New York University, where he majored in Finance and International Business.
Mr. Gaffney is a Managing Director and the CIO Team’s Head of Multi-Asset Portfolio Management for the U.S. Private Bank, based in New York. He is responsible for the development and management of multi-asset class core portfolios for clients of the U.S. Private Bank, J.P. Morgan Securities, and Chase Wealth Management across a broad spectrum of investment objectives, risk tolerances, and liquidity constraints. In this role Mr. Gaffney works closely with the CIO single asset class portfolio management and Manager Solutions due diligence teams to ensure that the investment insights of the PB CIO Team are integrated into client portfolios in accordance with the team’s rigorous portfolio construction and risk management framework. Mr. Gaffney joined J.P. Morgan in 2008, and has been a member of the CIO Team since 2010. He is chairman of the CIO Team’s U.S. Regional Investment Council and is a member of the CIO Team’s Wealth Management Global Investment Council. In addition to the management of multi-asset portfolios for the U.S. onshore client base, Mr. Gaffney also serves as a portfolio manager for the suite of Six Circles multi-asset completion portfolios. He holds a Bachelor of Science in Engineering (BSE) degree from Princeton University in Operations Research and Financial Engineering (ORFE). Mr. Gaffney also holds a Masters of Business Administration (MBA) from Yale University with an emphasis in Finance.
Mr. Arabadjiev is a Managing Director and the Head of Alternatives for the J.P. Morgan Private Bank CIO Team, based in New York. Mr. Arabadjiev is a member of the Wealth Management Global Investment Council. Mr. Arabadjiev is responsible for coordinating the Private Bank’s CIO Team research and strategy efforts across alternative investments, including hedge funds and liquid alternatives. In this capacity, Mr. Arabadjiev works closely with the firm’s Manager Selection, Hedge Fund Due Diligence, Portfolio Construction,
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Investment Strategy, and Risk Management teams to ensure alternative investments in client portfolios reflect the teams’ strategic and tactical views and are underwritten using a disciplined, systematic framework. Mr. Arabadjiev joined J.P. Morgan in 2017 with 18 years of capital markets experience and brings substantial expertise in analyzing, developing and investing in alternative investment strategies. Previously, Mr. Arabadjiev was the CIO and co-founder of Altemis Capital Management, a boutique asset management firm focused on liquid alternatives. At Altemis, Mr. Arabadjiev launched and ran a multi-asset risk premia product and customized solutions platform for institutional investors. Prior to Altemis, Mr. Arabadjiev was a Managing Director and CIO of the Alpha Strategies Group at Credit Suisse Asset Management, the firm’s fund of hedge funds business. Mr. Arabadjiev began his career at Barra Inc. in Berkeley, CA, where he worked with institutional investors on the development and application of factor-based risk analytics before moving to London to lead the firm’s cross-asset risk analytics effort. Mr. Arabadjiev holds a Ph.D. in Economics from the University of Southern California and a B.A./B.Sc. from WV Wesleyan College.
Mr. Byrnes is an Executive Director and Portfolio Manager for the J.P. Morgan Private Bank Chief Investment Office based in New York. In this role, Mr. Byrnes is responsible for the development and management of the firm’s alternative investments business, focusing on strategic asset allocation, portfolio construction, and risk management. In this role, he determines tactical asset allocation for alternative investments within multi-asset class portfolios, and directly manages commingled multi-strategy and multi-manager hedge fund portfolios. Prior to joining J.P. Morgan in 2016, Mr. Byrnes served as a Portfolio Manager for Alternatives within Multi-Asset Solutions at Russell Investments. During his tenure, he was responsible for the construction and management of custom multi-strategy and single-strategy hedge fund portfolios , and managed a multi-strategy alternative mutual fund. Previously, he worked at Credit Suisse, holding roles in both hedge fund portfolio management and manager selection and due diligence. There, he managed custom and commingled hedge fund portfolios and conducted extensive research across a wide variety of hedge fund strategies. Mr. Byrnes earned a Bachelor of Science in Finance from the McDonough School of Business at Georgetown University, and holds the Chartered Financial Analyst (CFA) designation..
Mr. Eshleman is a Managing Director and the Head of Multi-Asset Portfolio Management for the International Private Bank and Head of Global Market Research on the J.P. Morgan Private Bank CIO Team, based in New York. In partnership with the Chief Investment Officer, he is responsible for the CIO Team’s global macroeconomic outlook and is the lead portfolio manager for International Private Bank multi-asset portfolios. Mr. Eshleman’s asset class expertise spans global equities, global fixed income, foreign exchange and alternatives. Mr. Eshleman has been at J.P. Morgan since 2008, spending his career specializing in global, multi-asset portfolio management. In addition to his primary focus on portfolio management and global research, he manages the team responsible for global CIO governance and communication. Previously, Mr. Eshleman was a member of the investment team on the firm’s Global Access Portfolios. Mr. Eshleman has been a member of the AWM-wide Long-Term Capital Markets Assumptions working group from 2021-present. He is a primary representative for the Wealth Management business on the working group. Mr. Eshleman is also a co-sponsor of the Global Markets Council, a global forum for establishing macroeconomic and asset class views across J.P. Morgan Wealth Management Investment Solutions. Mr. Eshleman received a Bachelor of Science Degree in Finance and International Business from The Pennsylvania State University.
Mr. Rosenblum is an Executive Director and Portfolio Manager on the U.S. Multi-Asset Portfolio Management team at J.P. Morgan Private Bank, based in New York. In this role, he is responsible for the development and management of multi-asset class core portfolios for clients of the U.S. Private Bank, J.P. Morgan Securities, and Chase Wealth Management, spanning a broad range of investment objectives, risk tolerances, and liquidity constraints. Mr. Rosenblum serves as a member of the U.S. Regional Investment Council and additionally as a Portfolio Manager for the J.P. Morgan Core Advisory Portfolio, Chase Strategic Portfolio, and the J.P. Morgan Personal Advisors Program. Mr. Rosenblum has held a number of positions during his tenure at J.P. Morgan Private Bank. He previously partnered with the Private Bank Chief Investment Officer to advance global strategic initiatives across investment strategy, portfolio construction, and analytics. From 2011 to 2015, he served as a Junior Portfolio Manager on the Global Access Investment Team, where he was responsible for the management of multi-asset class portfolios. Mr. Rosenblum joined J.P. Morgan Private Bank in 2007 as a member of the equity investor relations desk and subsequently helped establish the Client Portfolio Management Team for the Global Access Portfolios. Mr. Rosenblum holds a Master of Science in Finance and a Bachelor of Science in Finance from the Warrington College of Business at the University of Florida.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of shares of the Fund.
Sub-Advisers and Sub-Sub-Adviser
The Adviser has entered into a sub-advisory agreement with each Sub-Adviser, as amended from time to time. Additionally, certain Sub-Advisers have entered into Sub-Sub-Advisory Agreements with certain Sub-Sub-Advisers. The Adviser compensates each of the Fund’s Sub-Advisers out of the investment advisory fees it receives from the Fund, and each Sub-Adviser compensates any Sub-Sub-Adviser it engages. As stated above, the Adviser has contractually agreed through at least April 30, 2027 to waive any management
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The Fund's Management and Administration (continued)
fees that exceed the aggregate management fees the Adviser is contractually required to pay the Fund’s Sub-Advisers. Each Sub-Adviser makes investment decisions for the assets it has been allocated to manage. The Adviser oversees the Sub-Advisers for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors each Sub-Adviser’s adherence to its investment style. The Board supervises the Adviser, the Sub-Advisers and Sub-Sub-Advisers, establishes policies that they must follow in their management activities, and oversees the hiring, termination and replacement of Sub-Advisers and Sub-Sub-Advisers recommended by the Adviser.
A discussion of the basis the Board used in approving the investment Sub-Advisory Agreements and SubSub-Advisory Agreements for the Fund is available in the financial statements and other information filed with the SEC on Form N-CSR (“Financial Statements and Other Information”) for the fiscal period ended June 30, 2025 which is available online at www.sixcirclesfunds.com.
The following provides additional information about each Sub-Adviser and Sub-Sub Adviser and the portfolio managers who are responsible for the day-to-day management of each Sub-Adviser’s and Sub-Sub-Adviser’s allocation. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of shares of the Fund.
AHL
AHL, located at 2 Swan Lane, London, United Kingdom EC4R 3AD, serves as a Sub-Adviser to the Fund under a Sub-Advisory Agreement with the Adviser on behalf of the Fund. AHL is an investment management firm. The firm managed approximately $55.6 billion in assets as of December 31, 2025. AHL is authorized and regulated by the FCA and SEC in the conduct of its regulated activities. AHL is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. AHL is also registered as a “commodity pool operator” and “commodity trading advisor” with the CFTC and is a member of the National Futures Association.
Portfolio Managers:
Russell Korgaonkar and Giuliana Bordigoni serve as portfolio managers to the Fund.
Russell Korgaonkaris Chief Investment Officer of AHL, with overall responsibility for investment and research. He is also a member of AHL’s management and investment committees, and a member of the Man Group executive committee. He was previously Director of Investment Strategies of AHL, responsible for AHL’s Liquid Strategies unit, which creates and runs scalable systematic strategies, as well as the Institutional Solutions business. Mr. Korgaonkar joined the firm in 2001 as a researcher and later portfolio manager focused on systematic cash equity strategies, before becoming Head of Portfolio Management in 2011. Mr. Korgaonkar holds a BA/MA (First Class) in Physics from the University of Oxford.
Giuliana Bordigoni is Director of Alpha Research at AHL and a member of AHL’s management and investment committees. She is also a member of the firm’s Systematic Steering Committee. She has held several positions since joining AHL in 2007, including Director of Specialist Strategies, Head of Alternative Markets and Director of Fixed Income, where she has made significant contributions to AHL’s managed futures and Evolution portfolios. Ms. Bordigoni holds a PhD in Mathematics and Applications from Politecnico of Milan and a Master of Advanced studies in Finance from ETH and University of Zurich.
PIMCO
PIMCO, located at 650 Newport Center Drive, Newport Beach, California 92660, serves as a Sub-Adviser to the Fund under a Sub-Advisory Agreement with the Adviser on behalf of the Fund. PIMCO is registered as an investment adviser with the SEC and was founded in 1971. As of December 31, 2025, PIMCO had assets under management of approximately $2.26 trillion.
Portfolio Managers:
Daniel Hyman and Alfred Murata serve as portfolio managers to the Fund.
Mr. Hyman is a managing director and leads the agency mortgage portfolio management team in the Newport Beach office. He is also a senior portfolio manager on the StocksPLUS, Total Return, and Low Duration teams. He is the lead portfolio manager for the firm's mortgage ETF, as well as the Ginnie Mae and Mortgage Opportunities strategies and the StocksPLUS Absolute Return strategies. Mr. Hyman and team have been recognized by Lipper for their long-term performance in both of the flagship mortgage strategies. Prior to joining PIMCO in 2008, Mr. Hyman was a vice president at Credit Suisse, where he traded agency pass-throughs. He has 23 years of investment experience and holds an undergraduate degree from Lehigh University.
Mr. Murata is a managing director and portfolio manager in the Newport Beach office, managing income-oriented, multi-sector credit, opportunistic and securitized strategies. Morningstar named him Fixed-Income Fund Manager of the Year (U.S.) for 2013. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies. He has 26 years of investment experience and holds a Ph.D. in engineering economic systems and operations research from Stanford University. He also earned a J.D. from Stanford Law School and is a member of the State Bar of California.
T. Rowe Price
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T. Rowe Price serves as a Sub-Adviser to the Fund under a Sub-Advisory Agreement with the Adviser on behalf of the Fund. T. Rowe Price is an SEC-registered investment adviser that provides investment management services to individual and institutional investors and sponsors; and serves as adviser and sub-adviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 1307 Point Street, Baltimore, MD 21231. As of December 31, 2025, T. Rowe Price and its affiliates had approximately $1.75 trillion in assets under management.
Portfolio Managers:
Paul M. Massaro and Steve Finamore serve as portfolio managers to the Fund.
Mr. Massaro is the chair of the T. Rowe Price Investment Advisory Committee with respect to the portion of the Fund allocated to T. Rowe Price. The committee chair is ultimately responsible for the day-to-day management of the portion of the Fund’s portfolio allocated to T. Rowe Price and works with the committee in developing and executing the investment program for such portion of the Fund. The members of the committee are as follows: Paul M. Massaro, chair, Jason A. Bauer, Michael F. Connelly, Stephen M. Finamore, Daniel Fox, Justin T. Gerbereux, Michael J. McGonigle, Brian A. Rubin, Michael J. Trivino, and Rebecca Willey. Mr. Massaro served as co-chair of the committee beginning in 2009, and became sole chair in 2013. He joined T. Rowe Price in 2003, and his investment experience dates from 2000.
Mr. Finamore is a portfolio manager in the Fixed Income Division. He manages the Floating Rate Strategies, with a focus on floating rate separate accounts, and the bank loan sleeves of several multi-sector portfolios. He is a vice president and member of the Investment Advisory Committees for the Floating Rate Bank Loan and High Yield Bond Strategies and a member of the LIBOR Replacement Committee. Mr. Finamore is a vice president of T. Rowe Price Associates, Inc., and T. Rowe Price Group, Inc.
DBi
DBi, located at 30 East Elm Street, 2nd Floor, Greenwich, Connecticut 06830, serves as a Sub-Adviser to the Fund under a Sub-Advisory Agreement with the Adviser on behalf of the Fund. DBi is an SEC-registered investment adviser that provides systematic alternative investment solutions to institutional investors. Founded by Andrew Beer and Mathias Mamou-Mani, DBi manages approximately $4.318 billion in assets across several hedge fund replication strategies, including Managed Futures, Multi-Strategy, and Equity Long/Short as of December 31, 2025. DBi is also registered with the CFTC.
Portfolio Managers:
Andrew Beer and Mathias Mamou-Mani serve as portfolio managers to the Fund.
Andrew Beer is a Founder, Manager, and Co-Portfolio Manager at DBi. Andrew has been in the hedge fund business since 1994, starting his career at Baupost Group. He co-founded Pinnacle Asset Management and Apex Capital Management, and has experience in mergers and acquisitions investment banking at James D. Wolfensohn Inc. He holds an MBA from Harvard Business School and a BA from Harvard College.
Mathias Mamou-Mani is a Founder, Manager, and Co-Portfolio Manager at DBi. He was previously a Partner and Head of Trading and Analytics at Belenos Capital Management, DBi’s predecessor company. Mathias holds an MBA from NYU Stern School of Business, specializing in Quantitative Finance, and both a Bachelor and Master degrees from the University of Paris Dauphine.
Blackrock and BIL
BlackRock, located at 50 Hudson Yards, New York, NY 10001, serves as a Sub-Adviser to the Fund under a Sub-Advisory Agreement with the Adviser on behalf of the Fund. BlackRock is registered as an investment adviser with the SEC and was founded in 1988. BIL, located at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom, serves as Sub-Sub-Adviser to the Fund under a Sub-Sub-Advisory Agreement with BlackRock. BIL is registered as an investment adviser with the SEC and was organized in 1995. As of December 31, 2025, BlackRock and its affiliates had assets under management of approximately $14.041 trillion.
Portfolio Managers:
Raffaele Savi, Kevin Franklin and Richard Mathieson serve as portfolio managers to the Fund.
Raffaele Savi, Senior Managing Director, is Global Head of BlackRock Systematic (BSYS) and Co-CIO and Co-Head of Systematic Active Equity (SAE). He is a member of BlackRock’s Global Executive Committee and its Investment Sub Committee and Talent Sub Committee. Mr. Savi is the GEC Executive Sponsor for BlackRock’s Interfaith, Culture and Allies Network (ICN). As head of BSYS, Mr. Savi leads the firm’s quantitative investing teams, including fixed income, equity and factor strategies. In 2006, Mr. Savi joined Barclay’s Global Investors (BGI), which merged with BlackRock in 2009. At BGI, Mr. Savi was global head of portfolio management for active equities and also served as its head of investments for European active equities. Mr. Savi joined BGI from Capitalia where he held several executive roles in its asset management division between 1998 and 2005. His industry experience includes serving as board member and advisor to several pension funds and investment companies. Mr. Savi is a lecturer for the Master of Financial Engineering
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The Fund's Management and Administration (continued)
Program at Haas School of Business at University of California, Berkeley since 2022. He was Adjunct Professor of Quantitative Finance at the University of Rome from 2002 to 2006. Mr. Savi earned a degree in electronic engineering from the University of Rome in 1997.
Kevin Franklin, Managing Director, is a member of BlackRock’s Systematic Active Equity Investment Group. He is responsible for BlackRock’s Global Equity Strategies. Mr. Franklin rejoined the firm in 2010, building on five prior years of service with Barclays Global Investors (BGI), which merged with BlackRock in 2009. He joined BlackRock after a year as head of Automated Trading at Marble Bar Asset Management in London, where he was responsible for MBAM’s European systematic equity long-short product. At BGI, his previous roles include head of Portfolio Management for The 32 Capital Fund equity long-short strategy, as well as head of Market Neutral, Europe Active Equities. Prior to joining BGI, Mr. Franklin was a portfolio manager and trader at Horizon Asset Limited. Mr. Franklin earned a BS degree in applied physics and history from the California Institute of Technology in 2000.
Richard Mathieson, CA, Managing Director, is a member of BlackRock’s Systematic Active Equity Investment Group. He is a Portfolio Manager responsible for global equity strategies. Prior to this he led the Investment Strategy team in EMEA for Systematic Active Equity. Mr. Mathieson’s service with BlackRock dates back to 2002, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. Prior to rejoining BGI in 2008, Mr. Mathieson was an equity analyst for a specialist investment company focused on European financial stocks. Previously he was with BGI as a senior portfolio manager, where he was responsible for managing both long only and market neutral strategies. Mr. Mathieson qualified as a Chartered Accountant with PricewaterhouseCoopers in 2000, and holds a Bachelor of Accountancy from the University of Glasgow.
CFM
CFM is a systematic investment management group founded in 1991. CFM is regulated by the French Autorité
des Marchés Financiers as a portfolio management company (“société de gestion de portefeuille”) since July 6, 1993. CFM is registered with the SEC as an investment adviser, and with the CFTC as a commodity trading advisor and a commodity pool operator. As of December 31, 2025, CFM managed approximately $20.13 billion of assets.
Portfolio Managers:
Marc Potters, Yves Lemperiere and Raphael Benichou serve as portfolio managers to the Fund.
Marc Potters is the Chief Investment Officer of CFM, having joined the firm in 1995 originally as a researcher in quantitative finance. He oversees the investment process of all CFM funds. Mr. Potters also supervises the research team together with Jean Philippe, with a particular focus on developing concrete applications in financial forecasting, portfolio construction, risk control and execution. Mr. Potters maintains strong links with academia and is an expert in Random Matrix Theory. He taught at UCLA and Sorbonne University and he continues to publish papers in statistical finance and co-authored the ‘Theory of Financial Risk and Derivative Pricing’ with Jean Philippe. Mr. Potters obtained his PhD in physics from Princeton University.
Yves Lemperiere is the Head of Predictor Research for CFM, having joined the firm in 2003. He works alongside Raphael Benichou and is in charge of setting out the signal research for all the CFM strategies. Mr. Lemperiere originally joined CFM to conduct research on execution algorithms. After focusing on price impact modelling and slippage analysis for two years, he turned to Alpha strategies, primarily on futures, and then in other asset classes, including stocks and options. Mr. Lemperiere holds a PhD in cosmology and an MSc in physics from Cambridge University. He also has a Masters in Maths from the Université Pierre et Marie Curie in Paris and a Masters in Engineering from École Centrale Paris.
Raphael Benichou is the Head of Portfolio Research, having joined CFM as a researcher in 2012. He works alongside Mr. Lempérière and is in charge of portfolio construction research and execution research for all the CFM strategies. Before starting his current role, Mr. Benichou was a portfolio manager for the Discus program and his research at CFM focused on portfolio optimization for Directional strategies, and alpha and trading costs for Intraday strategies. Prior to CFM, Mr. Benichou held a Post Doctoral position in theoretical physics at Vrije Universiteit, Brussels, and he holds a PhD in theoretical physics from Ecole Normale Supérieure Paris.
The Fund's Administrator
Brown Brothers Harriman & Co. serves as the administrator (the “Administrator”) to the Funds pursuant to a written agreement (“Administration Agreement”).
The Fund's Custodian
Brown Brothers Harriman & Co. serves as the custodian (the “Custodian”) of the assets of the Funds. The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. The Custodian does not determine the investment policies of the Funds or decide which securities the Funds will buy or sell. The Custodian will also be providing the Funds a cash management sweep service. The Custodian will also serve as custodian of the assets of the Subsidiaries.
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The Fund's Transfer Agent
SS&C GIDS, Inc. (formerly DST Asset Manager Solutions, Inc.) (“SS&C” or “Transfer Agent”), serves as the transfer and dividend disbursing agent (the “Transfer Agent”) of the Funds. As transfer agent and dividend disbursing agent, the Transfer Agent is responsible for maintaining account records and for crediting income and capital gains to shareholder accounts.
The Fund's Distributor
Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group) (the “Distributor”), serves as principal underwriter of the Funds’ shares pursuant to an Underwriting Agreement with the Trust. The Distributor is a registered broker-dealer and a member of the Financial Regulatory Authority, Inc. (“FINRA”). Pursuant to the terms of the Underwriting Agreement, the Distributor continuously distributes the shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of shares of the Funds. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds. The Distributor is not affiliated with the Trust, the Adviser, or any of their affiliates.
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Investing with Six Circles Funds
The Fund is designed exclusively for investors participating in investment advisory programs, trusts or pooled investment vehicles managed by JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates (each, a “JPM Program”). Fund shares may only be purchased through a JPM Program by your JPM Program representative acting on your behalf. Fund shares may be purchased or redeemed on any business day. There are no specific minimum investment amounts, redemption fees, distribution fees or sales charges applicable to investing in the Fund, other than as may be applicable generally to an investor’s overall JPM Program account. For purposes of this prospectus, commingled investment vehicles and other pooled investment vehicles, such as registered investment companies, advised by the Adviser or its affiliates are considered to be participating in a JPM Program and are therefore eligible to invest in the Fund.
As a client in a JPM Program, you will continue to pay program fees pursuant to your investment advisory agreement. To the extent your program fee is an asset-based fee based on the assets in your JPM Program advisory account, the value of Fund shares held in your JPM Program advisory account will be included in the calculation of the program fee.

Shares of the Fund have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States.
Purchasing Fund Shares
As stated above, Fund shares may only be purchased through a JPM Program by a JPM Program representative acting on your behalf. There are no minimum initial or subsequent investment amount requirements for the Fund. It is the responsibility of your JPM Program representative to send purchase orders to the Fund. If you discontinue participation in a JPM Program and choose to retain your Fund shares, notwithstanding the implications and risks of doing so (see below), you must hold your Fund shares through an eligible brokerage account and you will not be permitted to make new purchases into the Fund except for the reinvestment of dividends. See “Redeeming Fund Shares” below.
Purchase and redemption orders will be accepted only on days that the Six Circles Funds are open for business. The Fund is open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by the Fund or its intermediary prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET), on a day the Fund is open for business, will be effected at that day’s NAV. The Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE if the particular disruption or closure directly affects only the NYSE.
A purchase order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders. To be in “proper form,” the purchase order must include the fund name, account number of either the shareholder or of the financial intermediary placing the order, and the amount of the transaction (in dollars or shares).
Share ownership is electronically recorded; therefore, no certificate will be issued.
Generally, any purchase into the Fund must be made through an eligible financial intermediary. For example, in the case of J.P. Morgan clients that hold their program accounts through a master trust, the Fund may refuse to honor purchase orders that are not made through an eligible financial intermediary (i.e., a financial intermediary with an appropriate agreement with the Fund).
Additional Information Regarding Purchases
In-Kind Purchases
The Fund may, in its absolute discretion and in limited circumstances, agree to accept securities in payment for the purchase of Fund shares, provided that such securities must: (i) meet the investment objective and policies of the Fund; (ii) be acquired by the Fund for investment and not for resale; and (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market.
Investor Identification
Federal law requires information about the identity of each investor to be verified and recorded. If an investor’s identity cannot be verified, the investor’s JPM Program account may be prohibited from investing in the Fund and any existing investment may be subject to compulsory redemption.
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Redeeming Fund Shares
Generally, shares of the Fund may only be redeemed through a JPM Program. It is the responsibility of your JPM Program representative to send redemption orders to the Fund. However, to the extent you discontinue participation in a JPM Program and determine to retain all or a portion of your Fund shares, notwithstanding the implications and risks of doing so (see below), you may redeem any or all of your Fund shares through the broker at which you hold your Fund shares.
If the Fund or its intermediary receives a redemption order before the close of the NYSE (normally 4:00 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), it will be effected at the NAV per share calculated after the redemption order is received in good order. To be in “good order,” the redemption order must comply with security requirements implemented by the Fund's transfer agent, to the extent applicable, or the Fund, and must include the fund name, account number of either the shareholder or the financial intermediary placing the order, and the amount of the transaction (in dollars or shares). A JPM Program or your financial intermediary may have an earlier cut off time for redemption orders. To the extent applicable, all redemption requests must be supported by valid identity authentication.
Redemption proceeds will be deposited in the investor’s JPM Program account or eligible brokerage account, as applicable. The Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail. If the proceeds of redemption are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with the investor’s signature guaranteed.
The Fund typically expects that it will take one business day following the receipt of a redemption order in good order to pay out redemption proceeds; however, payment of redemption proceeds may take up to three business days from time to time and may take up to seven days as permitted by the Investment Company Act.
To the extent you determine to close your discretionary account with JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates, we recommend that you redeem your shares in the Fund, as the Fund is specifically designed to be a completion portfolio within an overall discretionary portfolio and is not intended to be a standalone investment. Note that redeeming your Fund shares may have tax and other consequences. You should consult your own tax advisors before choosing to redeem your Fund shares. Should you, nevertheless, choose to retain your Fund shares, you must hold such shares through an eligible brokerage account. You may be charged a fee if you effect transactions through an intermediary, broker or agent. Note that a Fund’s overall performance and liquidity may be negatively affected, and additional transaction costs may be incurred by the Fund, as a result of: (i) allocation decisions made by JPM Programs to shift discretionary client assets among the Fund and other investments; and (ii) allocation decisions made by the Adviser to shift Fund assets among different investment strategies and Sub-Advisers, which may negatively affect the value of your Fund shares even if you are no longer participating in a JPM Program. Further, since the Fund is a completion portfolio designed to complement and work as part of an overall discretionary portfolio and is not intended to be a standalone investment, the Fund may underperform as a standalone investment, even in instances where the overall portfolio performs as intended.
Additional Information Regarding Redemptions
The Fund may refuse to honor incomplete redemption orders.
The Fund may suspend the ability to redeem when:
1.
Trading on the NYSE is restricted;
2.
The NYSE is closed (other than weekend and holiday closings);
3.
Federal securities laws permit;
4.
The SEC has permitted a suspension; or
5.
An emergency exists, as determined by the SEC.
An investor generally will recognize a gain or loss on a redemption for federal income tax purposes. An investor should speak to their tax advisor before making a redemption.
Generally, all redemptions will be for cash. The Six Circles Funds typically expect to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, the Fund may also satisfy redemption requests by drawing on a line of credit from a bank or using other short-term borrowings from its custodian. These methods may be used during both normal and stressed market conditions. Under unusual conditions that make the payment of cash unwise and for the protection of the Fund’s remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is unlikely that shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities
May 1, 2026  |  55

Investing with Six Circles Funds (continued)
received in kind until they are sold. Under unusual conditions, a redemption in kind may include illiquid securities. You may not be able to sell such securities and may be required to hold such securities indefinitely. A redemption in-kind may also result in the distribution of securities that may not be held in your JPM Program account or eligible brokerage account due to investment restrictions or applicable legal or regulatory constraints. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on a Fund and its remaining shareholders. If you receive a redemption in-kind, the securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash. While the Fund does not routinely use redemptions in-kind, the Fund reserves the right to use redemptions in-kind to manage the impact of large redemptions on the Fund. Redemption in-kind proceeds will typically be made by delivering a pro rata amount of the Fund’s holdings that are readily marketable securities to the redeeming shareholder within seven days after the Fund’s receipt of the redemption order.
Closings, Reorganizations and Liquidations
To the extent authorized by law, the Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself, or to cease operations and liquidate at any time.
Frequent Trading Policy
Frequent purchases and redemptions of Fund shares (or “round trips”) may interfere with the efficient management of the Fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the Fund’s long-term shareholders. Nevertheless, the Board has not imposed redemption fees to discourage frequent trading or short-term trading into and out of the Fund. In reaching this conclusion, the Board took into account that: (i) shares of the Fund currently are expected to only be sold to clients in a JPM Program; and (ii) clients in a JPM Program that invest in the Fund generally will not have discretion to make multiple round trips into and out of the Fund. For the same reasons, the Fund does not actively monitor for market timers. Although the Fund is managed in a manner that is consistent with its investment objective, frequent trading by shareholders may disrupt its management and increase its expenses.
Valuation
Shares are purchased at NAV per share. This is also known as the offering price. Shares are also redeemed at NAV.
The NAV per share of the Fund is equal to the value of all the assets of the Fund, minus the liabilities of the Fund, divided by the number of outstanding shares of the Fund. The following is a summary of the procedures generally used to value Six Circles Funds’ investments.
Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; securities for which market quotations are determined not to be reliable; or, securities in which their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the Board. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. The Fund may use an independent third party or affiliated valuation service to help determine the fair value of a security or other asset. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV.
Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Foreign equity securities are valued as of the close of trading on the stock exchange on which the security is primarily traded, or as of 4:00 p.m. ET. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4:00 p.m. ET on the day that the value of the security is determined. Generally, foreign equity securities, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved pricing services. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.
Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing service or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the SAI.
Foreign currencies are valued based on foreign exchange rates obtained from a pricing service, using spot and forward rates available at the time NAVs of the Fund is calculated.
Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.
56  |  Six Circles® Funds

Options (e.g., on stock indexes or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.
Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of the Fund’s NAV.
Futures traded on U.S. and foreign exchanges are valued at the last sale price as of the close of the exchanges on the valuation date.
Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved independent third party or affiliated pricing services.
Swaps and structured notes are priced utilizing market quotations generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.
NAV is calculated at 4:00 p.m. ET each day the NYSE is open for trading. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s shares may change on days when shares may not be purchased or redeemed.
Distributions and Taxes
For U.S. federal income tax purposes, the Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders, provided that it distributes to its shareholders at least the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and taxable income other than net capital gains) and 90% of its net tax exempt interest income in each year. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.
The Fund can earn income and realize capital gains. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.
The Fund will generally distribute net investment income, if any, at least annually.
The Fund will distribute net realized capital gains, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.
Investors have the following options for distributions. Investors may:
●
reinvest all distributions in additional Fund shares;
●
take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;
●
take distributions of net capital gain in cash and reinvest distributions of net investment income; or
●
take all distributions in cash.
If your JPM Program representative does not select an option when opening your account, we will reinvest all distributions. A shareholder whose distributions are reinvested in the Fund will be treated for U.S. federal income tax purposes as receiving the relevant distributions and using them to purchase shares.
In general, distributions of net investment income generally are taxable as ordinary income. Under certain circumstances, the portion of a distribution of net investment income that is attributable to interest on state and local bonds will be treated as an “exempt-interest dividend,” which is exempt from the regular U.S. federal income tax (although, for shareholders that are not corporations, it may be subject to U.S. federal alternative minimum tax). Dividends of net investment income that are not reported as exempt-interest dividends will be taxable as ordinary income. To the extent that a distribution exceeds the distributing Fund’s current and accumulated earnings and profits, the distribution will be treated as a tax-free return of capital to the extent of a shareholder’s adjusted basis in its shares of the Fund and as a capital gain thereafter (if the shares are held as capital assets).
Shareholders who receive social security benefits should also consult their tax advisors to determine what effect, if any, an investment in the Fund may have on the federal taxation of their benefits. Exempt-interest dividends generally are included in income for purposes of determining the amount of benefits that are taxable.
Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long the shareholder has held shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the
May 1, 2026  |  57

Investing with Six Circles Funds (continued)
individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Except when your investment is an IRA, 401(k) or other tax-advantaged investment plan, or you are a tax-exempt investor, if shares of the Fund are purchased just before a distribution, the investor will be subject to tax on the entire amount of the taxable distribution it receives. This is known as “buying a dividend.” Distributions are taxable to the investor even if they are paid from income or gain earned by the Fund before the investor’s investment (and thus were included in the price paid for the Fund shares). To avoid buying a dividend, please check the Fund’s dividend and capital gain schedule before you buy.
If the shares are held as capital assets, any gain resulting from the redemption or other disposition of Fund shares will be taxable as long-term or short-term gain, depending upon the investor’s holding period for the shares. Any loss arising from the redemption or other disposition of shares for which a shareholder has a holding period of six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received with respect to such shares, and will be disallowed to the extent of any distributions treated as exempt-interest dividends with respect to such shares.
The Fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased.
Certain of the Fund’s investments, such as investments in certain debt obligations, asset-backed securities and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.
The Fund’s transactions in futures, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses of the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.
Additional Considerations for the Fund
Please see the SAI for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.
The dates on which net investment income and capital gain dividends, if any, will be distributed will be available online at www.sixcirclesfunds.com.
Any investor for whom the Fund does not have a valid taxpayer identification number may be subject to backup withholding.
The Fund is not intended for non-U.S. shareholders. Any non-U.S. shareholders may be subject to U.S. tax withholding on distributions by the Fund, as discussed in the SAI.
Distributions by the Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investment through such plans. The tax considerations described in this prospectus do not apply to such tax-exempt or tax-deferred entities or accounts. An investor should consult its tax advisor to determine the suitability of the Fund as an investment and the tax treatment of distributions.
The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, each investor should consult a tax advisor to see how investing in the Fund and selection of a particular cost method of accounting will affect the investor’s own tax situation.
58  |  Six Circles® Funds

Portfolio Holdings Disclosure
No sooner than thirty calendar days after the end of each month, the Fund intends to disclose a schedule of its portfolio holdings as of the last day of that month. The Fund will post these schedules on the Six Circles Funds’ website at www.sixcirclesfunds.com. Not later than 60 days after the end of each fiscal quarter, the Fund will disclose its portfolio holdings schedule, as of the last day of that quarter, to the public. The quarterly schedules will be posted on the SEC’s website at www.sec.gov. From time to time, the Fund may post portfolio holdings on the Six Circles Funds’ website more frequently.
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the SAI.
May 1, 2026  |  59

Investment Practices
The table discusses the types of investments which can be held by the Fund. In each case, the related types of risk are also listed.
INSTRUMENT	RISKS
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.
Credit Interest Rate Liquidity Market Political Prepayment Valuation
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.
Credit Interest Rate Liquidity Market Political Prepayment Valuation
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	Credit Interest Rate Liquidity Market
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.
Credit Currency Interest Rate Liquidity Market Political
Borrowings: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception of borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.
Credit Interest Rate Market
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date.
Credit Leverage Liquidity Management Market
Collateralized Loan Obligations: Securities backed by an underlying portfolio of loan obligations.	Credit Extension Interest Rate Liquidity Market Prepayment
60  |  Six Circles® Funds

INSTRUMENT	RISKS
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Credit Currency Interest Rate Liquidity Market Prepayment Valuation
Commodities: A range of assets with tangible properties, such as oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper), and softs
(e.g., cocoa, coffee, and sugar).
Liquidity Market
Commodity-Linked Derivatives: Securities whose value derives from the price of a commodity, including commodity futures and commodity options.	Credit Interest Rate Liquidity Market
Common Stock: Shares of ownership of a company.	Market
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	Credit Market
Contracts for Difference: A privately negotiated arrangement between two parties where the return is linked to the price movement of an underlying security or stock market index.	Credit Liquidity Market Political Valuation
Convertible Securities: Bonds or preferred stock that can convert to common stock including contingent convertible securities.	Credit Currency Interest Rate Liquidity Market Political Valuation
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	Credit Currency Interest Rate Liquidity Market Political Prepayment Valuation
Credit Default Swaps (CDSs): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.
Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
May 1, 2026  |  61

Investment Practices (continued)
INSTRUMENT	RISKS
Custodial Receipts: The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S.
government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.
Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.
Liquidity Management Market
Distressed Investments: Investments in obligations (e.g., bonds, loans, equity, etc.) of an issuer undergoing restructuring, bankruptcy or other financial distress.	Credit Interest Rate Leverage Liquidity Management Market Valuation
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	Currency Foreign Investment
Exchange-Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments.
Investment Company Market
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management or operational purposes or to increase income or gain to the Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards), forward rate agreements and interest rate, and currency swaps, caps and floors.
Credit Currency Foreign Investment Leverage Liquidity Management Market Prepayment
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include
American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts
(“EDRs”) and American Depositary Securities (“ADSs”).
Foreign Investment Liquidity Market Political Prepayment Valuation
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but deemed by the Fund’s adviser to be of comparable quality.
Credit Currency High Yield Securities Interest Rate Liquidity Market Political Portfolio Quality Valuation
Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.
Credit Currency Interest Rate Political
Initial Public Offerings (“IPOs”): A transaction in which a previously private company makes its first sale of stock to the public.	Market
62  |  Six Circles® Funds

INSTRUMENT	RISKS
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.
Credit Leverage Market
Investment Company Securities: Shares or units issued by entities that pool investor capital to invest in portfolios of securities, such as stocks, bonds, and other assets. Regulated primarily under the Investment
Company Act of 1940, these include money market funds and other mutual funds (open-end), closed-end funds, and unit investment trusts (“UITs”).
Investment Company Market
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries.	Credit Currency Extension Foreign Investment Interest Rate Liquidity Market Political Prepayment
Master Limited Partnerships (“MLPs”): Limited partnerships that are publicly traded on a securities exchange.	Market
Mortgages (Directly Held): Debt instruments secured by real property.	Credit Environmental Extension Interest Rate Liquidity Market Natural Event Political Prepayment Valuation
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”) and other asset-backed structures.
Credit Currency Extension Interest Rate Leverage Market Political Prepayment Tax Valuation
Mortgage Dollar Roll[1]: A transaction in which the Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.

Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment
1
All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1∕3% of the Fund’s total assets except as permitted by law.
May 1, 2026  |  63

Investment Practices (continued)
INSTRUMENT	RISKS
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.
Credit Interest Rate Market Natural Event Political Prepayment Tax Valuation
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	Credit Liquidity Management Market
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	Credit Foreign Investment Liquidity Political Valuation
Options and Futures Transactions: The Fund may purchase and sell (a) exchange traded and over the counter put and call options on securities, indexes of securities and futures contracts on securities, indexes of securities, interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities.
Credit Liquidity Leverage Management Market
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, as amended (the “1933 Act”), such as privately placed commercial paper and
Rule 144A securities.
Liquidity Market Restricted Securities Valuation
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation
Regulation S Securities: Securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the 1933 Act.	Credit Currency Foreign Investment High Yield Securities Interest Rate Liquidity Management Market Political Portfolio Quality Restricted Securities Valuation
64  |  Six Circles® Funds

INSTRUMENT	RISKS
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Credit Liquidity Market
Reverse Repurchase Agreements[1]: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date.	Credit Liquidity Market
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.
Market
Securities Lending: The lending of up to 33 1∕3% of the Fund’s total assets. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.	Credit Leverage Market
Short Selling: The Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The
Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.
Credit Liquidity Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	Credit Liquidity Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	Credit Foreign Investment Liquidity Political Valuation
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest Only (“IO”) and Principal Only (“PO”) securities issued outside a Real Estate Mortgage Investment Conduit (“REMIC”) or CMO structure.
Credit Liquidity Market Political Prepayment Valuation
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-
the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying index, currency, commodity or financial instrument.
Credit Foreign Investment Liquidity Management Market Valuation
Subsidiary: A wholly-owned subsidiary of a Fund through which such Fund seeks to gain exposure to commodities investments.	Credit Currency Foreign Investments High Yield Securities Liquidity Management Market Political Portfolio Quality Restricted Securities Valuation
1
All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1∕3% of the Fund’s total assets except as permitted by law.
May 1, 2026  |  65

Investment Practices (continued)
INSTRUMENT	RISKS
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.
Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Synthetic Variable Rate Instruments: Instruments which generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long- term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.
Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances, the Fund may invest in cash and cash equivalents for temporary defensive purposes.	Credit Interest Rate Liquidity Market
Treasury Receipts: The Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of
Accrual on Treasury Securities (“CATS”).
Market
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.
Credit Currency Interest Rate Liquidity Market Political Valuation
U.S. Government Agency Securities: These include all types of securities issued by the Government National
Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the
Federal Home Loan Mortgage Corporation ("Freddie Mac"), including funding notes, subordinated benchmark notes, CMOs and REMICs.
Credit Government Securities Interest Rate Market
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and
Principal of Securities (“STRIPS”) and Coupons Under Book-Entry Safekeeping (“CUBES”).
Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to the Fund on demand or at the expiration of a specified term.
Credit Liquidity Market Valuation
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	Credit Leverage Liquidity Market Valuation
66  |  Six Circles® Funds

INSTRUMENT	RISKS
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security.
Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.
Credit Currency Interest Rate Liquidity Market Political Valuation Zero-Coupon Bond
Risk related to certain investments held by the Fund:
Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.
Currency risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.
Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.
Extension risk The risk that a rise in interest rates will extend the life of a debt security to a date later than the anticipated prepayment date, causing the value of the investment to fall.
Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls, adverse economic developments, and exchange rate volatility. These risks are increased in emerging markets.
Government securities risk U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Circumstances could arise that would prevent the payment of interest or principal. Securities issued or guaranteed by certain U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support.
High yield securities risk The risk that the Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.
Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall). The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy.
Investment company risk If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.
Leverage risk The risk that gains or losses will be disproportionately higher than the amount invested.
Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.
Management risk The risk that a strategy used by the Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.
Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.
Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.
Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.
Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.
Prepayment risk The risk that declining interest rates or other factors will result in unexpected prepayments, causing the value of the investment to fall.
Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code of 1986, as amended, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.
Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.
Zero-Coupon securities risk The market value of these securities are generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates than, other fixed income securities with similar maturities and credit quality that pay interest periodically. Actions required by federal income tax law may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.
May 1, 2026  |  67

Financial Highlights
The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the Fund's Financial Statements and Other Information, which is available online at www.sixcirclesfunds.com or upon request by contacting your J.P. Morgan representative, by calling us collect at 1-212-464-2070.
	Per share operating performance:
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions
Six Circles Multi-Strategy Fund
Year Ended December 31, 2025	$10.02	$0.55	$0.09	$0.64	$(0.44)	$(0.10)	$(0.54)
Period Ended December 31, 2024*	10.00	0.13	(0.02)	0.11	(0.09)	—	(0.09)

*
Six Circles Multi-Strategy Fund was launched on September 18, 2024.
(a)
Certain expenses incurred by the Fund were not annualized for periods less than one year.
(b)
Calculated based upon average shares outstanding.
(c)
Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)
Includes interest expense, which was 0.092% for the year ended December 31, 2025.
(f)
Includes interest expense, which was 0.013% for the year ended December 31, 2024.
68  |  Six Circles® Funds

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (d)	Net assets, end of period (000’s)	Net expenses with interest expense	Net expenses, without interest expense	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$10.12	6.38%	$1,583,978	0.92%(e)	0.83%	5.39%	1.68%	652.39%
10.02	1.10(c)	808,882	0.69(f)	0.68	4.69	1.45	162.07(c)
May 1, 2026  |  69

How To Reach Us
MORE INFORMATION
For investors who want more information on the Fund, the following documents are available free upon request:
ANNUAL REPORTS, SEMI-ANNUAL REPORTS, AND FINANCIAL STATEMENTS AND OTHER INFORMATION
The Fund's annual reports, semi-annual reports, and Financial Statements and Other Information contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that have a significant effect on the Fund’s performance during the last fiscal year. In the Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.
Investors can get a free copy of these documents and other information, or ask us any questions, by contacting your J.P. Morgan representative, by calling us collect at 1-212-464-2070 or by writing to:
Six Circles Funds
c/o J.P. Morgan Private Investments Inc.
270 Park Avenue
New York, NY 10017
Investors can contact their JPM Programs directly for more information. Investors can also find information, including the SAI and annual and semiannual reports, online at www.sixcirclesfunds.com.
J.P. Morgan is committed to making our products and services accessible to meet the financial services needs of all our clients. If you are a person with a disability and need additional support accessing this material, please contact your J.P. Morgan team or email us at accessibility.support@jpmorgan.com for assistance.
Reports, a copy of the SAI, and the Financial Statements and Other Information about the Fund are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Investment Company Act File No. for the Fund is 811-23325.

©JPMorgan Chase & Co., 2026. All rights reserved. May 1, 2025.
PRO-6C-MS-2026

STATEMENT OF ADDITIONAL INFORMATION
PART I
May 1, 2026
Fund Name	Ticker
Six Circles Ultra Short Duration Fund (the “Ultra Short Duration Fund”)	CUSDX
Six Circles Tax Aware Intermediate Duration Fund (the “Tax Aware Intermediate Duration Fund”)	CUTAX
Six Circles U.S. Unconstrained Equity Fund (the “U.S. Unconstrained Equity Fund”)	CUSUX
Six Circles International Unconstrained Equity Fund (the “International Unconstrained Equity Fund”)	CIUEX
Six Circles Global Bond Fund (the “Global Bond Fund”)	CGLBX
Six Circles Tax Aware Bond Fund (the “Tax Aware Bond Fund”)	CBTAX
Six Circles Credit Opportunities Fund (the “Credit Opportunities Fund”)	CRDOX
(each, a “Fund” and collectively, the “Funds”)
This Statement of Additional Information (“SAI”) is not a prospectus, but contains additional information which should be read in conjunction with the prospectus for the Funds, dated May 1, 2026, as supplemented from time to time (the “Prospectus”). Additionally, this SAI incorporates by reference the audited financial statements included in the Financial Statements and Other Information, as defined in the Prospectuses, relating to the Funds dated December 31, 2025 (the “Financial Statements”). The Prospectus and Financial Statements and Other Information, including the Independent Registered Public Accounting Firm’s report, are available online at www.sixcirclesfunds.com or without charge upon request by contacting Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group) (the “Distributor”), the Funds’ distributor, at 190 Middle Street, Suite 301, Portland, ME 04101.
This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to all of the Six Circles Funds.
For more information about the Funds or the Financial Statements and Other Information, simply contact your J.P. Morgan representative, write or call:
Six Circles Trust
c/o J.P. Morgan Private Investments Inc.
270 Park Ave
New York, NY 10017
1-212-464-2070

Part I

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL
The Trust and the Funds
The Funds are a series of Six Circles Trust, an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 8, 2017, pursuant to a Declaration of Trust dated November 8, 2017, as amended and restated on June 12, 2018, and further amended to add fund series on September 21, 2018, November 19, 2019, April 13, 2020 and March 20, 2024.
Share Classes
Currently, each Fund offers one class of shares.
Miscellaneous
This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.
This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund’s current Prospectus. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds’ executive offices are located at 270 Park Avenue, New York, NY 10017.
This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to all of the Six Circles Funds. Throughout this SAI, Six Circles Trust is referred to as the “Trust.” The Trust’s Board of Trustees is referred to herein as the “Board of Trustees” or the “Board” and each trustee or director is referred to as a “Trustee.”
The Funds are advised by J.P. Morgan Private Investments Inc. (“JPMPI”) and sub-advised by one or more of the following sub-advisers and sub-sub-advisers: BlackRock Investment Management, LLC (“BlackRock”), Insight North America LLC (“Insight”), Pacific Investment Management Company LLC (“PIMCO”), PGIM, Inc. (“PGIM”), Capital International, Inc. (“Capital”), Nuveen Asset Management, LLC (“Nuveen”), Allspring Global Investments, LLC (“Allspring”), Lord, Abbett & Co. LLC (“Lord Abbett”), RBC Global Asset Management (UK) Limited (“RBC GAM (UK)”), RBC Global Asset Management (US) Inc. (“RBC GAM (US)”), Muzinich & Co., Inc. (“Muzinich”), Mellon Investments Corporation (“Mellon”), Russell Investments Implementation Services, LLC (“RIIS”), BlackRock International Limited (“BIL”), BlackRock (Singapore) Limited (“BSL”), and PGIM Limited (“PGIML”). JPMPI is also referred to herein as the “Adviser.” BlackRock, Insight, PIMCO, PGIM, Capital, Nuveen, Allspring, Lord Abbett, RBC GAM (UK), Muzinich, Mellon and RIIS are also referred to herein as the “Sub-Advisers” and, individually, as a “Sub-Adviser.” BIL, BSL, PGIML and RBC GAM (US) are also referred to herein as the “Sub-Sub-Advisers” and, individually, as a “Sub-Sub-Adviser.” Certain references herein to the Adviser may also include a Sub-Adviser, as the context requires. Additionally, certain references herein to a Sub-Adviser may also include a Sub-Sub-Adviser, as the context requires.
Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Funds is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.
The Adviser, with respect to each Fund, has filed a notice of eligibility with the National Futures Association (“NFA”) claiming an exclusion from the definition of the term Commodity Pool Operator (“CPO”) with respect to the Fund’s operations. Therefore, each Fund and the Adviser with respect to each such Fund are not subject to registration or regulation as a commodity pool or CPO under the Commodity Exchange Act, as amended. Changes to a Fund’s investment strategies or investments may cause the Fund to lose the benefits of this exclusion and may trigger additional Commodity Futures Trading Commission requirements. If the Adviser or a Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.
Part I - 1

INVESTMENT POLICIES
The following investment policies have been adopted by the Trust with respect to the applicable Funds. The investment policies listed below under the heading “Fundamental Investment Policies” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in the “Additional Information” section in Part II of this SAI. All other investment policies of a Fund (including its investment objective) are non-fundamental, unless otherwise designated in the Prospectus or herein, and may be changed by the Trustees of each Fund without shareholder approval.
Except for the restrictions on borrowings set forth below, the percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by the relevant Fund will not be considered a violation and such Fund may continue to hold any securities affecting that percentage or rating policy. With respect to each fundamental investment policy regarding borrowing, the 1940 Act generally limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” As noted in “Investment Strategies and Policies — Miscellaneous Investment Strategies and Risks — Borrowings” in Part II of this SAI, in addition to temporary borrowing, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the U.S. Securities and Exchange Commission (“SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.
Pursuant to Rule 22e-4 under the 1940 Act, a Fund may not acquire any “illiquid investment” if, immediately after the acquisition, such Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Adviser has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Board has approved the designation of the Six Circles Funds Liquidity Risk Forum to administer the Fund’s liquidity risk management program and related procedures. The limits on a Fund’s investments in illiquid investments are applied as of the date each Fund purchases an illiquid investment. It is possible that a Fund’s holdings of illiquid investments could exceed such a limitation, for example as a result of market developments or redemptions. In such instances, each Fund must take steps to bring its illiquid investments to or below the limitation threshold within a reasonable period of time.
For purposes of fundamental investment policies regarding industry concentration, “to concentrate” generally means to invest more than 25% of a Fund’s total assets, taken at market value at the time of investment. Fundamental investment policies regarding industry concentration do not apply to securities issued or guaranteed as to principal or interest by the U.S. government, any state or territory of the United States, its agencies, instrumentalities, or political subdivisions, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by any of the foregoing. Additionally, for the purposes of this restriction: (i) an investment in a loan participation will be considered to be an investment in the securities or obligations of the issuer of the loan to which the participation relates; and (ii) an investment in a repurchase agreement, reverse repurchase agreement, collateralized loan obligation, collateralized bond obligation, collateralized debt obligation or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset.
For purposes of fundamental investment policies regarding industry concentration, the issuer of a security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal and interest on the security. When identifying sectors, industry groups, industries or sub-industries for purposes of a Fund’s concentration policy, a Fund can utilize any one or more of the industry and/or sub-industry classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the Adviser. The Adviser may classify and re-classify companies in a particular industry or sub-industry and define and re-define industries and sub-industries in any reasonable manner, consistent with SEC guidance. Accordingly, the composition of an industry or group of industries may change from time to time. The policy will be interpreted to give broad authority to the Adviser as to how to classify issuers.
Each of the U.S. Unconstrained Equity Fund, the International Unconstrained Equity Fund, the Global Bond Fund, the Tax Aware Bond Fund and the Credit Opportunities Fund has an 80% investment policy which is described in the Prospectus. In calculating assets for purposes of a Fund’s 80% investment policy,
Part I - 2

assets are net assets plus the amount of any borrowings for investment purposes. This policy may be changed by the Board of Trustees without shareholder approval. However, each Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy. In addition, while the U.S. Unconstrained Equity Fund and the International Unconstrained Equity Fund are generally unconstrained within their equity universe by any particular capitalization, sector or style and, in the case of the International Unconstrained Equity Fund, may invest in any foreign country (including emerging market countries), each Fund is subject to the fundamental and non-fundamental investment policies and investment restrictions applicable to such Fund that are described herein and by any restrictions imposed by applicable law.
The Credit Opportunities Fund may pursue its investment objective by investing in Six Circles Credit Opportunities Fund (Cayman) Ltd., a wholly-owned subsidiary of the Credit Opportunities Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by JPMPI and sub-advised by PIMCO, and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Credit Opportunities Fund. The Subsidiary will be managed pursuant to the existing compliance policies and procedures that have been adopted by the Fund. As a result, in managing the Subsidiary’s portfolio, JPMPI and PIMCO are subject to the same investment policies and restrictions that apply to the management of the Fund, and in particular, to the requirements relating to portfolio leverage, liquidity, brokerage and the timing and method of valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Credit Opportunities Fund and the Subsidiary will test for compliance with investment restrictions on a consolidated basis. By investing in the Subsidiary, the Credit Opportunities Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by the Subsidiary are generally similar to those held by the Credit Opportunities Fund and are subject to the same risks that apply to similar investments if held directly by the Credit Opportunities Fund. See “Investment Strategies and Policies — Miscellaneous Investment Strategies and Risks — Investments in the Subsidiary” in Part II of this SAI for a more detailed discussion of the Subsidiary.
Fundamental Investment Policies
The Funds:
(1)
May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;
(2)
May not borrow money, except to the extent permitted by applicable law;
(3)
May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the Securities Act of 1933, as amended;
(4)
May not purchase or sell commodities or commodity contracts except as may be permitted by the 1940 Act or unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures (including futures on indexes of securities, interest rates and currencies), options on financial futures (including futures on indexes of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments including derivatives related to physical commodities or investments in exchange-traded funds, investment companies and pooled investment vehicles that invest in commodities or commodity futures including those structured as grantor trusts;
(5)
May not purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may:
(a)
invest in securities or other instruments directly or indirectly secured by real estate, and
(b)
invest in securities or other instruments issued by issuers that invest in real estate; and
(6)
May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law.
Fundamental investment policies (1) and (2) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Generally, the 1940 Act limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” As noted in “Investment
Part I - 3

Strategies and Policies — Miscellaneous Investment Strategies and Risks — Borrowings” in Part II of this SAI, in addition to temporary borrowing, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. A Fund may also borrow money if such borrowing does not constitute “senior securities” under the 1940 Act or engage in economically similar transactions if those transactions comply with the applicable requirements of the SEC under the 1940 Act.
In addition, the Ultra Short Duration Fund:
●
Except as otherwise permitted by the SEC, may not purchase any security that would cause the Ultra Short Duration Fund to concentrate its investments in the securities of issuers primarily engaged in a particular industry; provided, however, that for temporary defensive purposes, the Ultra Short Duration Fund may invest more than 25% of its assets in bank obligations.
In addition, the Tax Aware Intermediate Duration Fund:
●
Except as otherwise permitted by the SEC, may not purchase any security which would cause the Tax Aware Intermediate Duration Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry; provided that this limitation does not apply to municipal securities where the issuer is regarded as a state, city, municipality or other public authority or to governmental guarantees of municipal securities or to housing authority obligations.
In addition, the U.S. Unconstrained Equity Fund and the International Unconstrained Equity Fund:
●
Except as otherwise permitted by the SEC, may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry.
In addition, the Tax Aware Bond Fund:
●
Except as otherwise permitted by the SEC, may not purchase any security that would cause the Tax Aware Bond Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry; provided that this limitation does not apply to municipal securities where the issuer is regarded as a state, city, municipality or other public authority or to governmental guarantees of municipal securities or to housing authority obligations.
In addition, the Global Bond Fund:
●
Except as otherwise permitted by the SEC, may not purchase any security which would cause the Global Bond Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry.
In addition, the Credit Opportunities Fund:
●
Except as otherwise permitted by the SEC, may not purchase any security which would cause the Credit Opportunities Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry.
Non-Fundamental Investment Policies
The investment policies described below are non-fundamental policies of the Funds and may be changed by the Board of Trustees without shareholder approval, subject to 1940 Act limitations.
The Funds may not acquire any illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are deemed to be illiquid; certain securities that are restricted as to resale may nonetheless be resold by a Fund in accordance with Rule 144A under the Securities Act of 1933. Such securities may be determined by the Adviser or Sub-Advisers to be liquid for purposes of compliance with the limitation on a Fund’s investment in illiquid securities.
Part I - 4

For purposes of investment policies and restrictions other than the policy of the: (i) U.S. Unconstrained Equity Fund to invest at least 80% of its net assets (plus borrowings) in equity securities issued by U.S. companies and other instruments with economic characteristics similar to equity securities issued by U.S. companies; (ii) International Unconstrained Equity Fund to invest at least 80% of its net assets (plus borrowings) in equity securities and other instruments with economic characteristics similar to equity securities; (iii) Global Bond Fund to invest at least 80% of its net assets (plus borrowings) in fixed income securities and other related instruments with similar economic characteristics; (iv) Tax Aware Bond Fund to invest at least 80% of its net assets (plus borrowings) in fixed income securities and other related instruments with similar economic characteristics; and (v) Credit Opportunities Fund to invest at least 80% of its net assets (plus borrowings) in fixed income, debt or credit instruments and other related instruments with similar economic characteristics, the Funds may value derivative instruments at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value), or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). For example, a Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or less than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
INVESTMENT PRACTICES
The Funds invest in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Funds. The Funds may invest in other securities or use new investment techniques at any time in the Adviser's discretion. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.
FUND NAME	FUND CODE
Ultra Short Duration Fund	1
Tax Aware Intermediate Duration Fund	2
U.S. Unconstrained Equity Fund	3
International Unconstrained Equity Fund	4
Global Bond Fund	5
Tax Aware Bond Fund	6
Credit Opportunities Fund	7

Instrument	Applicable Fund(s)	Part II Section Reference
Adjustable Rate Mortgage
Loans (“ARMs”):
Loans in a mortgage
pool which provide for
a fixed initial mortgage
interest rate for a
specified period of
time, after which the
rate may be subject to
periodic adjustments.
	1, 2, 5, 6, 7	Mortgage-Related Securities
Part I - 5

Instrument	Applicable Fund(s)	Part II Section Reference
Asset-Backed Securities:
Securities secured by
company receivables,
home equity loans,
truck and auto loans,
leases, credit card
receivables and other
securities backed by
other types of
receivables or other
assets.
	1, 2, 5, 6, 7	Asset-Backed Securities
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	1, 2, 5, 6, 7	Auction Rate Securities
Bank Obligations:
Bankers’ acceptances,
certificates of deposit
and time deposits.
Bankers’ acceptances
are bills of exchange or
time drafts drawn on
and accepted by a
commercial bank.
Maturities are generally
six months or less.
Certificates of deposit
are negotiable
certificates issued by a
bank for a specified
period of time and
earning a specified
return. Time deposits
are non-negotiable
receipts issued by a
bank in exchange for
the deposit of funds.
	1, 2, 3, 4, 5, 6, 7	Bank Obligations
Part I - 6

Instrument	Applicable Fund(s)	Part II Section Reference
Borrowings: A Fund may
borrow for temporary
purposes and/or for
investment purposes.
Such a practice will
result in leveraging of a
Fund’s assets and may
cause a Fund to
liquidate portfolio
positions when it would
not be advantageous to
do so. A Fund must
maintain continuous
asset coverage of 300%
of the amount
borrowed, with the
exception of
borrowings not in
excess of 5% of a
Fund’s total assets made
for temporary
administrative
purposes.
	1, 2, 3, 4, 5, 6, 7	Miscellaneous Investment Strategies and Risks
Call and Put Options: A
call option gives the
buyer the right to buy,
and obligates the seller
of the option to sell a
security at a specified
price at a future date. A
put option gives the
buyer the right to sell,
and obligates the seller
of the option to buy a
security at a specified
price at a future date.
	1, 2, 3, 4, 5, 6, 7	Options and Futures Transactions
Collateralized Loan Obligations: Securities backed by an underlying portfolio of loan obligations.	1, 2, 5, 6, 7	Asset-Backed Securities
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1, 2, 3, 4, 5, 6, 7	Commercial Paper
Common Stock: Shares of ownership of a company.	1, 2, 3, 4, 5, 6, 7	Equity Securities, Warrants and Rights
Part I - 7

Instrument	Applicable Fund(s)	Part II Section Reference
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	2, 3, 4, 5, 6, 7	Equity Securities, Warrants and Rights
Contracts for Difference: A privately negotiated arrangement between two parties where the return is linked to the price movement of an underlying security or stock market index.	2, 3, 4, 5, 6, 7	Swaps and Related Swap Products
Convertible Securities: Bonds or preferred stock that can convert to common stock, including contingent convertible securities.	1, 3, 4, 5, 6, 7	Convertible Securities
Corporate Debt
Securities: May include
bonds and other debt
securities (including
high yield securities) of
domestic and foreign
issuers, including
obligations of
industrial, utility,
banking and other
corporate issuers.
	1, 2, 5, 6, 7	Debt Instruments
Credit Default Swaps
(“CDSs”): A swap
agreement between two
parties pursuant to
which one party pays
the other a fixed
periodic coupon for the
specified life of the
agreement. The other
party makes no
payment unless a credit
event, relating to a
predetermined
reference asset, occurs.
If such an event occurs,
the party will then
make a payment to the
first party, and the swap
will terminate.
	1, 2, 5, 6, 7	Swaps and Related Swap Products
Part I - 8

Instrument	Applicable Fund(s)	Part II Section Reference
Custodial Receipts: A
Fund may acquire
securities in the form of
custodial receipts that
evidence ownership of
future interest
payments, principal
payments or both on
certain U.S. Treasury
notes or bonds in
connection with
programs sponsored by
banks and brokerage
firms. These are not
considered to be U.S.
government securities.
These notes and bonds
are held in custody by a
bank on behalf of the
owners of the receipts.
	2, 5, 6, 7	Custodial Receipts
Demand Features:
Securities that are
subject to puts and
standby commitments
to purchase the
securities at a fixed
price (usually with
accrued interest) within
a fixed period of time
following demand by a
Fund.
	1, 2, 5, 6, 7	Demand Features
Distressed Investments: Investments in the obligations (e.g., bonds, loans, equity, etc.) of an issuer undergoing restructuring, bankruptcy or other financial distress.	1, 2, 4, 5, 6, 7	Debt Instruments
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	1, 2, 3, 4, 5, 6, 7	Foreign Investments (including Foreign Currencies)
Part I - 9

Instrument	Applicable Fund(s)	Part II Section Reference
Exchange-Traded Funds
(“ETFs”): Ownership
interest in unit
investment trusts,
depositary receipts, and
other pooled investment
vehicles that hold a
portfolio of securities
or stocks designed to
track the price
performance and
dividend yield of a
particular broad-based,
sector or international
index. ETFs include a
wide range of
investments.
	1, 2, 3, 4, 5, 6, 7	Investment Company Securities and Exchange- Traded Funds
Foreign Currency
Transactions: Strategies
used to hedge against
interest rate and
currency risks, for other
risk management or
operational purposes or
to increase income or
gain to a Fund. These
strategies may consist
of use of any of the
following: options on
currencies, currency
futures, options on such
futures, forward foreign
currency transactions
(including non-
deliverable forwards),
forward rate
agreements and interest
rate and currency
swaps, caps and floors.
	1, 2, 3, 4, 5, 6, 7	Foreign Investments (including Foreign Currencies)
Part I - 10

Instrument	Applicable Fund(s)	Part II Section Reference
Foreign Investments:
Equity and debt
securities (e.g., bonds
and commercial paper)
of foreign entities and
obligations of foreign
branches of U.S. banks
and foreign banks.
Foreign securities may
also include American
Depositary Receipts
(“ADRs”), Global
Depositary Receipts
(“GDRs”), European
Depositary Receipts
(“EDRs”) and
American Depositary
Securities (“ADSs”).
	1, 2, 3, 4, 5, 6, 7	Foreign Investments (including Foreign Currencies)
High Yield/High Risk
Securities/Junk Bonds:
Securities that are
generally rated below
investment grade by the
primary rating agencies
or are unrated but
deemed by a Fund’s
Adviser to be of
comparable quality.
	1, 2, 5, 6, 7	Debt Instruments
Inflation-Linked Debt
Securities: Includes
fixed and floating rate
debt securities of
varying maturities
issued by the U.S.
government as well as
securities issued by
other entities such as
corporations, foreign
governments and
foreign issuers.
	1, 2, 5, 6, 7	Debt Instruments
Initial Public Offerings (“IPOs”): A transaction in which a previously private company makes its first sale of stock to the public.	1, 2, 3, 4, 5, 6, 7	Equity Securities, Warrants and Rights
Part I - 11

Instrument	Applicable Fund(s)	Part II Section Reference
Inverse Floating Rate
Instruments: Leveraged
variable debt
instruments with
interest rates that reset
in the opposite direction
from the market rate of
interest to which the
inverse floater is
indexed.
	1, 2, 5, 6, 7	Inverse Floating and Interest Rate Caps
Investment Company
Securities: Shares or
units issued by entities
that pool investor
capital to invest in
portfolios of securities,
such as stocks, bonds,
and other assets.
Regulated primarily
under the Investment
Company Act of 1940,
these include money
market funds and other
mutual funds (open-
end), closed-end funds,
and unit investment
trusts (“UITs”).
	1, 2, 3, 4, 5, 6, 7	Investment Company Securities and Exchange- Traded Funds
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries.	2, 7	Loans
Master Limited Partnerships (“MLPs”): Limited partnerships that are publicly traded on a securities exchange.	3, 4, 5, 6, 7	Miscellaneous Investment Strategies and Risks
Mortgages (Directly Held): Debt instruments secured by real property.	1, 2, 5, 6, 7	Mortgage-Related Securities
Part I - 12

Instrument	Applicable Fund(s)	Part II Section Reference
Mortgage-Backed
Securities: Debt
obligations secured by
real estate loans and
pools of loans, such as
collateralized mortgage
obligations (“CMOs”),
commercial mortgage-
backed securities
(“CMBSs”) and other
asset-backed structures.
	1, 2, 5, 6, 7	Mortgage-Related Securities
Mortgage Dollar Rolls[1]:
A transaction in which
a Fund sells securities
for delivery in a current
month and
simultaneously
contracts with the same
party to repurchase
similar but not identical
securities on a specified
future date.

	2, 5, 6, 7	Mortgage-Related Securities
Municipal Securities:
Securities issued by a
state or political
subdivision to obtain
funds for various public
purposes. Municipal
securities include,
among others, private
activity bonds and
industrial development
bonds, as well as
general obligation
notes, tax anticipation
notes, bond anticipation
notes, revenue
anticipation notes, other
short-term tax-exempt
obligations, municipal
leases, obligations of
municipal housing
authorities and single
family revenue bonds.
	1, 2, 5, 6, 7	Municipal Securities
1
All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1∕3% of the Fund’s total assets except as permitted by law.
Part I - 13

Instrument	Applicable Fund(s)	Part II Section Reference
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1, 2, 3, 4, 5, 6, 7	Miscellaneous Investment Strategies and Risks
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	1, 2, 5, 6, 7	Foreign Investments (including Foreign Currencies)
Options and Futures
Transactions: A Fund
may purchase and sell
(a) exchange-traded and
over-the-counter put
and call options on
securities, indexes of
securities and futures
contracts on securities,
interest rate futures
contracts and interest
rate swaps, and (b)
futures contracts on
securities and indexes
of securities.
	1, 2, 3, 4, 5, 6, 7	Options and Futures Transactions
Preferred Securities: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1, 2, 3, 4, 5, 6, 7	Equity Securities, Warrants and Rights
Private Placements,
Restricted Securities
and Other Unregistered
Securities: Securities
not registered under the
Securities Act of 1933,
as amended (the “1933
Act”), such as privately
placed commercial
paper and Rule 144A
securities.
	1, 2, 3, 4, 5, 6, 7	Miscellaneous Investment Strategies and Risks
Part I - 14

Instrument	Applicable Fund(s)	Part II Section Reference
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	3, 4, 5, 6, 7	Real Estate Investment Trusts
Regulation S Securities: Securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the 1933 Act.	1, 7	Regulation S Securities
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1, 2, 3, 4, 5, 6, 7	Repurchase Agreements
Reverse Repurchase Agreements[1]: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date.	1, 2, 3, 4, 5, 6, 7	Reverse Repurchase Agreements
Securities Issued in
Connection with
Reorganizations and
Corporate
Restructurings: In
connection with
reorganizing or
restructuring of an
issuer, an issuer may
issue common stock or
other securities to
holders of its debt
securities.
	2, 3, 4, 5, 6, 7	Miscellaneous Investment Strategies and Risks
1
All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1∕3% of the Fund’s total assets except as permitted by law.
Part I - 15

Instrument	Applicable Fund(s)	Part II Section Reference
Securities Lending: The lending of up to 33 1∕3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1, 2, 3, 4, 5, 6, 7	Securities Lending
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	1, 2, 3, 4, 5, 6, 7	Short-Term Funding Agreements
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1, 2, 5, 6, 7	Foreign Investments (including Foreign Currencies)
Stripped Mortgage-
Backed Securities:
Derivative multi-class
mortgage securities
which are usually
structured with two
classes of shares that
receive different
proportions of the
interest and principal
from a pool of
mortgage assets. These
include Interest- Only
(“IO”) and Principal-
Only (“PO”) securities
issued outside a Real
Estate Mortgage
Investment Conduit
(“REMIC”) or CMO
structure.
	1, 2, 5, 6, 7	Mortgage-Related Securities
Part I - 16

Instrument	Applicable Fund(s)	Part II Section Reference
Structured Investments: A
security having a return
tied to an underlying
index or other security
or asset class.
Structured investments
generally are
individually negotiated
agreements and may be
traded over-the-counter.
Structured investments
are organized and
operated to restructure
the investment
characteristics of the
underlying index,
currency, commodity or
financial instrument.
	1, 2, 5, 6, 7	Structured Investments
Subsidiary: A wholly- owned subsidiary of the Credit Opportunities Fund through which the Credit Opportunities Fund seeks to purchase certain newly-issued Regulation S securities.	7	Investments in the Subsidiary
Swaps and Related Swap
Products: Swaps
involve an exchange of
obligations by two
parties. Caps and floors
entitle a purchaser to a
principal amount from
the seller of the cap or
floor to the extent that a
specified index exceeds
or falls below a
predetermined interest
rate or amount. A Fund
may enter into these
transactions to manage
its exposure to
changing interest rates
and other factors.
	1, 2, 3, 4, 5, 6, 7	Swaps and Related Swap Products
Part I - 17

Instrument	Applicable Fund(s)	Part II Section Reference
Synthetic Variable Rate
Instruments:
Instruments that
generally involve the
deposit of a long-term
tax exempt bond in a
custody or trust
arrangement and the
creation of a
mechanism to adjust the
long-term interest rate
on the bond to a
variable short-term rate
and a right (subject to
certain conditions) on
the part of the
purchaser to tender it
periodically to a third
party at par.
	1, 2, 5, 6, 7	Structured Investments
Temporary Defensive Positions: To respond to unusual circumstances, a Fund may invest a portion of its total assets in cash and cash equivalents for temporary defensive purposes.	1, 2, 3, 4, 5, 6, 7	Miscellaneous Investment Strategies and Risks
Treasury Receipts: A
Fund may purchase
interests in separately
traded interest and
principal component
parts of U.S. Treasury
obligations that are
issued by banks or
brokerage firms and
that are created by
depositing U.S.
Treasury notes and U.S.
Treasury bonds into a
special account at a
custodian bank.
Receipts include
Treasury Receipts
(“TRs”), Treasury
Investment Growth
Receipts (“TIGRs”),
and Certificates of
Accrual on Treasury
Securities (“CATS”).
	1, 2, 3, 4, 5, 6, 7	Treasury Receipts
Part I - 18

Instrument	Applicable Fund(s)	Part II Section Reference
Trust Preferreds:
Securities with
characteristics of both
subordinated debt and
preferred stock. Trust
preferreds are generally
long term securities that
make periodic fixed or
variable interest
payments.
	2, 3, 4, 5, 6, 7	Trust Preferred Securities
U.S. Government Agency
Securities: Securities
issued or guaranteed by
agencies and
instrumentalities of the
U.S. government. These
include all types of
securities issued by the
Government National
Mortgage Association
(“Ginnie Mae”), the
Federal National
Mortgage Association
(“Fannie Mae”) and the
Federal Home Loan
Mortgage Corporation
(“Freddie Mac”),
including funding
notes, subordinated
benchmark notes,
CMOs and REMICs.
	1, 2, 3, 4, 5, 6, 7	Mortgage-Related Securities
Part I - 19

Instrument	Applicable Fund(s)	Part II Section Reference
U.S. Government
Obligations: May
include direct
obligations of the U.S.
Treasury, including
Treasury bills, notes
and bonds, all of which
are backed as to
principal and interest
payments by the full
faith and credit of the
United States, and
separately traded
principal and interest
component parts of
such obligations that
are transferable through
the Federal book-entry
system known as
Separate Trading of
Registered Interest and
Principal of Securities
(“STRIPS”) and
Coupons Under Book-
Entry Safekeeping
(“CUBES”).
	1, 2, 3, 4, 5, 6, 7	U.S. Government Obligations
Variable and Floating
Rate Instruments:
Obligations with
interest rates which are
reset daily, weekly,
quarterly or some other
frequency and which
may be payable to a
Fund on demand or at
the expiration of a
specified term.
	1, 2, 5, 6, 7	Debt Instruments
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1, 2, 3, 4, 5, 6, 7	When-Issued Securities, Delayed Delivery Securities and Forward Commitments
Part I - 20

Instrument	Applicable Fund(s)	Part II Section Reference
Zero-Coupon, Pay-in-
Kind and Deferred
Payment Securities:
Zero-coupon securities
are securities that are
sold at a discount to par
value and on which
interest payments are
not made during the life
of the security. Pay-in-
kind securities are
securities that have
interest payable by
delivery of additional
securities. Deferred
payment securities are
zero-coupon debt
securities which convert
on a specified date to
interest bearing debt
securities.
	1, 2, 5, 6, 7	Debt Instruments
DIVERSIFICATION
Six Circles Trust is a registered management investment company. The Ultra Short Duration Fund, the Tax Aware Intermediate Duration Fund, the Tax Aware Bond Fund and the Credit Opportunities Fund are diversified funds of Six Circles Trust. The U.S. Unconstrained Equity Fund, the International Unconstrained Equity Fund and the Global Bond Fund are non-diversified funds of Six Circles Trust. For a more complete discussion, see the “Diversification” section in Part II of this SAI.
PORTFOLIO TURNOVER
A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser and the Sub-Advisers intend to manage each Fund’s assets by buying and selling securities and investments to help attain its investment objective. Each Fund may engage in active and frequent trading of portfolio investments in seeking to achieve its investment objective. No Fund will consider portfolio turnover rate as a limiting factor in making investment decisions. Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a Fund’s shares as well as by requirements that enable a Fund to receive favorable tax treatment. A portfolio turnover rate of 100% indicates that the equivalent of all of a Fund’s assets have been sold and reinvested in a year. Certain practices that may be employed by a Fund could result in high portfolio turnover. For example, portfolio investments may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, an investment may be sold and another investment of comparable quality purchased at approximately the same time to take advantage of what the Adviser or a Sub-Adviser believes to be a temporary disparity in the normal yield relationship between the two investments. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of investments. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. High portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.
Part I - 21

The table below sets forth each Fund’s portfolio turnover rate for the years indicated:
	Portfolio Turnover Rate for Fiscal Year Ended December 31,
Fund	2024	2025
Ultra Short Duration Fund	77.83%	59.33%
Tax Aware Intermediate Duration Fund	51.20%	45.80%
U.S. Unconstrained Equity Fund	38.08%	61.09%
International Unconstrained Equity Fund	38.63%	48.43%
Global Bond Fund	189.59%	158.83%
Tax Aware Bond Fund	12.29%	17.57%
Credit Opportunities Fund	68.92%	69.13%
The portfolio turnover rate for the Six Circles U.S. Unconstrained Equity Fund & Six Circles International Unconstrained Equity Fund was higher during the year ended December 31, 2025, due to an increase in net assets and increase in trading volumes as compared to the prior year. The portfolio turnover rate for the Six Circles Ultra Short Duration Fund and Six Circles Global Bond Fund was lower during the year ended December 31, 2025. Net assets remained steady while trading volumes decreased as compared to the prior year for such Funds.
TRUSTEES
Ownership of Securities
The Trustees of Six Circles Trust do not beneficially own any equity securities of the Funds, since the Trustees are not technically eligible investors.
As of the date hereof, none of the Trustees who are not “interested persons” (as defined by the 1940 Act) of the Funds (the “Independent Trustees”) or their immediate family members owned securities of the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.
Trustee Compensation
As of January 1, 2026, the Fund Complex(1), which includes all of the funds in the Six Circles Trust and several additional registered funds that are also overseen by the Trustees, will collectively pay each Trustee who is not an employee of J.P. Morgan or its affiliated entities an annual base fee of $305,000 (with any new Trustee receiving a pro rata portion of the base fee depending on when each became a Trustee). The Fund Complex will pay the Audit Committee chair $30,000 annually in addition to his base fee and the Lead Independent Trustee $50,000 annually in addition to her base fee. This aggregated compensation is allocated among each fund in the Fund Complex in the following manner: (i) a fixed allocation of $20,000 per fund; and (ii) the remaining portion of the aggregate compensation allocated ratably by net assets among the funds.
Trustee aggregate compensation paid by the Funds and the Six Circles Funds Complex for the fiscal year ended December 31, 2025, is set forth below:
Name of Trustee	U.S. Unconstrained Equity Fund	International Unconstrained Equity Fund	Ultra Short Duration Fund	Tax Aware Ultra Short Duration Fund	Tax Aware Bond Fund	Global Bond Fund	Credit Opportunities Fund	Total Compensation Paid From Fund Complex(1)
Lisa M. Borders	$55,574	$36,319	$5,330	$5,719	$27,101	$30,694	$18,206	$260,000
James Donovan*	66,034	42,874	5,599	6,067	31,786	36,108	21,088	303,000
Kevin Klingert	55,574	36,319	5,330	5,719	27,101	30,694	18,206	260,000
Neil Medugno	62,142	40,435	5,499	5,937	30,043	34,094	20,016	287,000
Lauren K. Stack	55,574	36,319	5,330	5,719	27,101	30,694	18,206	260,000
(1)
A Fund Complex means two or more registered investment companies that: (i) hold themselves out to investors as related companies for purposes of investment and investor services; or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The Fund Complex for which the Board of Trustees serves currently includes three registered investment companies (12 funds).
* Resigned as a Trustee as of 12/31/2025.
For a more complete discussion, see the “Indemnification and Trustee Compensation” section in Part II of this SAI.
Part I - 22

INVESTMENT ADVISER, SUB-ADVISERS AND SUB-SUB ADVISERS
Investment Advisory Fees
The table below sets forth the investment advisory fees paid by each Fund to the Adviser, with respect to the fiscal years indicated:
	Fiscal Year Ended 12/31/23		Fiscal Year Ended 12/31/24		Fiscal Year Ended 12/31/25
Fund	Paid	Waived	Paid	Waived	Paid	Waived
Ultra Short Duration Fund	$1,449,000	$778,000	$1,588,000	$847,000	$1,825,000	$981,000
Tax Aware Intermediate Duration Fund	1,739,000	1,080,000	1,843,000	1,137,000	2,345,000	1,457,000
U.S. Unconstrained Equity Fund	45,894,000	38,565,000	61,063,000	51,347,000	70,220,000	59,032,000
International Unconstrained Equity Fund	32,017,000	25,614,000	37,466,000	29,979,000	43,581,000	34,885,000
Global Bond Fund	23,508,000	16,916,000	30,833,000	23,120,000	36,655,000	28,639,000
Tax Aware Bond Fund	16,128,000	9,198,000	25,242,000	14,524,000	31,897,000	18,599,000
Credit Opportunities Fund	25,538,000	17,120,000	60,502,000	42,907,000	59,264,000	42,823,000
The Adviser has contractually agreed to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Adviser or a Fund is required to pay the Fund’s Sub-Advisers.
The Credit Opportunities Fund may pursue its investment objective by investing in the Subsidiary. The Subsidiary has entered into a separate contract with JPMPI whereby JPMPI provides investment advisory services to the Subsidiary (the “Subsidiary Advisory Agreement”). In recognition of the fact that JPMPI receives compensation from the Credit Opportunities Fund under its investment advisory agreement with the Credit Opportunities Fund, JPMPI receives no additional compensation from the Subsidiary for the services rendered pursuant to the Subsidiary Advisory Agreement.
Sub-Advisers and Sub-Sub-Advisers
BlackRock and PIMCO serve as Sub-Advisers to the Ultra Short Duration Fund. Insight and PIMCO serve as Sub-Advisers to the Tax Aware Intermediate Duration Fund. BlackRock also serves as Sub-Adviser to the U.S. Unconstrained Equity Fund and the International Unconstrained Equity Fund. BlackRock, PIMCO and PGIM serve as Sub-Advisers to the Global Bond Fund. BIL, BSL and PGIML serve as Sub-Sub-Advisers to the Global Bond Fund. Capital, Nuveen, Allspring and BlackRock serve as Sub-Advisers to the Tax Aware Bond Fund. BlackRock, PGIM, Lord Abbett, RBC GAM (UK), Muzinich, PIMCO Mellon and Insight serve as Sub-Advisers to the Credit Opportunities Fund. BIL, PGIML and RBC GAM (US) serve as Sub-Sub-Advisers to the Credit Opportunities Fund. RIIS provides stand-by interim sub-advisory services for each of the Funds, to be utilized on an as needed basis in certain transitional circumstances involving a Fund Sub-Adviser. Each of BlackRock, BIL, BSL, Insight, PIMCO, PGIM, PGIML, Capital, Nuveen, Allspring, Lord Abbett, RBC GAM (UK), RBC GAM (US), Muzinich, Mellon and RIIS is independent of the Adviser. All Sub-Advisers discharge their responsibilities subject to the policies of the Trustees and the supervision of the Adviser. The Sub-Advisers are each paid a monthly fee equal to a percentage of the daily net assets of the Fund allocated to each Sub-Adviser, respectively, except that RIIS is paid a minimum per fund annual flat fee and/or a monthly fee equal to a percentage of daily net assets to the extent assets are allocated to RIIS as interim Sub-Adviser. The Sub-Sub-Advisers are each paid a fee from the Sub-Adviser that it has entered into a sub-sub-advisory agreement with.
The table below sets forth the sub-advisory fees paid by JPMPI or a Fund to the Sub-Advisers with respect to the fiscal years indicated:
Fund	Fiscal Year Ended 12/31/23	Fiscal Year Ended 12/31/24	Fiscal Year Ended 12/31/25
Ultra Short Duration Fund	$671,000	$741,000	$844,000
Tax Aware Intermediate Duration Fund	659,000	706,000	888,000
U.S. Unconstrained Equity Fund	7,329,000	9,716,000	11,188,000
International Unconstrained Equity Fund	6,403,000	7,487,000	8,696,000
Global Bond Fund	6,592,000	7,713,000	8,016,000
Tax Aware Bond Fund	6,930,000	10,718,000	13,298,000
Credit Opportunities Fund	8,418,000	17,595,000	16,441,000
The Credit Opportunities Fund may pursue its investment objective by investing in the Subsidiary. JPMPI has entered into a separate contract with PIMCO whereby PIMCO provides investment sub-advisory services to the Subsidiary (the “Subsidiary Sub-Advisory Agreement”). In recognition of the fact
Part I - 23

that PIMCO receives compensation from JPMPI for providing investment sub-advisory services for the Credit Opportunities Fund under its investment sub-advisory agreement with JPMPI, PIMCO receives no additional compensation from JPMPI for the services rendered pursuant to the Subsidiary Sub-Advisory Agreement.
In rendering investment advisory services to the Global Bond Fund and Credit Opportunities Fund, certain Sub-Advisers use the portfolio management, research and other resources of foreign (non-U.S.) affiliates that are not registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). One or more employees of such foreign affiliates may provide services to the Global Bond Fund and Credit Opportunities Fund through “participating affiliate” arrangements, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. Under the participating affiliate arrangements, the foreign affiliates are considered Participating Affiliates of the affiliated Sub-Advisers, and the foreign affiliates and their employees are considered “associated persons” of the affiliated Sub-Advisers (as that term is defined in the Advisers Act) and investment professionals from the foreign affiliates may render portfolio management, research and other services to the Global Bond Fund and Credit Opportunities Fund, subject to the supervision of the affiliated Sub-Advisers.
For a more complete discussion, see the “Investment Adviser, Sub-Advisers and Sub-Sub-Advisers” section in Part II of this SAI.
PORTFOLIO MANAGERS
Portfolio Managers' Other Accounts Managed†
Adviser
The following table shows information regarding all of the other accounts managed for which advisory fees are not based on performance of the accounts that are managed by each portfolio manager as of December 31, 2025:
	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Portfolio Managers	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Ultra Short Duration Fund
Richard Madigan	9	$129,855	9	$16,382	959,838	$550,568
Jeffrey Gaffney	7	89,991	9	16,382	959,838	550,568
Jeffrey Eshleman	7	89,991	9	16,382	959,838	550,568
Michael Gray	4	36,605	9	16,382	959,838	550,568
Jesse Rosenblum	7	89,991	—	—	831,013	407,365
Tax Aware Intermediate Duration Fund
Richard Madigan	9	129,639	9	16,382	959,838	550,568
Jeffrey Gaffney	7	89,991	9	16,382	959,838	550,568
Jeffrey Eshleman	7	89,991	9	16,382	959,838	550,568
Michael Gray	4	36,605	9	16,382	959,838	550,568
Jesse Rosenblum	7	89,991	—	—	831,013	407,365
U.S. Unconstrained Equity Fund
Richard Madigan	9	98,432	9	16,382	959,838	550,568
Jeffrey Gaffney	7	58,785	9	16,382	959,838	550,568
Jeffrey Eshleman	7	58,785	9	16,382	959,838	550,568
Miles Wixon	3	59,217	9	16,382	959,838	550,568
David Cassese	1	27,459	—	—	945,961	540,124
Jesse Rosenblum	7	58,785	—	—	831,013	407,365
International Unconstrained Equity Fund
Richard Madigan	9	111,094	9	16,382	959,838	550,568
Jeffrey Gaffney	7	71,447	9	16,382	959,838	550,568
Jeffrey Eshleman	7	71,447	9	16,382	959,838	550,568
Miles Wixon	3	71,879	9	16,382	959,838	550,568
Sarah Ferguson	1	12,188	—	—	945,961	540,124
Part I - 24

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Portfolio Managers	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Jesse Rosenblum	7	$71,447	—	$—	831,013	$407,365
Global Bond Fund
Richard Madigan	9	114,320	9	16,382	959,838	550,568
Jeffrey Gaffney	7	74,673	9	16,382	959,838	550,568
Jeffrey Eshleman	7	74,673	9	16,382	959,838	550,568
Michael Gray	4	21,287	9	16,382	959,838	550,568
Jesse Rosenblum	7	74,673	—	—	831,013	407,365
Tax Aware Bond Fund
Richard Madigan	9	116,278	9	16,382	959,838	550,568
Jeffrey Gaffney	7	76,631	9	16,382	959,838	550,568
Jeffrey Eshleman	7	76,631	9	16,382	959,838	550,568
Michael Gray	4	23,245	9	16,382	959,838	550,568
Jesse Rosenblum	7	76,631	—	—	831,013	407,365
Credit Opportunities Fund
Richard Madigan	9	125,600	9	16,382	959,838	550,568
Jeffrey Gaffney	7	85,952	9	16,382	959,838	550,568
Jeffrey Eshleman	7	85,952	9	16,382	959,838	550,568
Michael Gray	4	32,566	9	16,382	959,838	550,568
Jesse Rosenblum	7	85,952	—	—	831,013	407,365
*
Assets made up of discretionary programs which can include investment into the Six Circles Funds. Therefore, the amount of total assets in “Other Accounts” also includes assets in Six Circles Funds shown in the “Registered Investment Company” section.
The following table shows information regarding all of the other accounts managed for which advisory fees are based on performance of the accounts that are managed by each portfolio manager as of December 31, 2025:
Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Ultra Short Duration Fund
Richard Madigan	—	—	—	—	—	—
Jeffrey Gaffney	—	—	—	—	—	—
Jeffrey Eshleman	—	—	—	—	—	—
Michael Gray	—	—	—	—	—	—
Jesse Rosenblum	—	—	—	—	—	—
Tax Aware Intermediate Duration Fund
Richard Madigan	—	—	—	—	—	—
Jeffrey Gaffney	—	—	—	—	—	—
Jeffrey Eshleman	—	—	—	—	—	—
Michael Gray	—	—	—	—	—	—
Jesse Rosenblum	—	—	—	—	—	—
U.S. Unconstrained Equity Fund
Richard Madigan	—	—	—	—	—	—
Jeffrey Gaffney	—	—	—	—	—	—
Jeffrey Eshleman	—	—	—	—	—	—
Miles Wixon	—	—	—	—	—	—
David Cassese	—	—	—	—	—	—
Jesse Rosenblum	—	—	—	—	—	—
International Unconstrained Equity Fund
Richard Madigan	—	—	—	—	—	—
Jeffrey Gaffney	—	—	—	—	—	—
Jeffrey Eshleman	—	—	—	—	—	—
Part I - 25

Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Miles Wixon	—	—	—	—	—	—
Sarah Ferguson	—	—	—	—	—	—
Jesse Rosenblum	—	—	—	—	—	—
Global Bond Fund
Richard Madigan	—	—	—	—	—	—
Jeffrey Gaffney	—	—	—	—	—	—
Jeffrey Eshleman	—	—	—	—	—	—
Michael Gray	—	—	—	—	—	—
Jesse Rosenblum	—	—	—	—	—	—
Tax Aware Bond Fund
Richard Madigan	—	—	—	—	—	—
Jeffrey Gaffney	—	—	—	—	—	—
Jeffrey Eshleman	—	—	—	—	—	—
Michael Gray	—	—	—	—	—	—
Jesse Rosenblum	—	—	—	—	—	—
Credit Opportunities Fund
Richard Madigan	—	—	—	—	—	—
Jeffrey Gaffney	—	—	—	—	—	—
Jeffrey Eshleman	—	—	—	—	—	—
Michael Gray	—	—	—	—	—	—
Jesse Rosenblum	—	—	—	—	—	—
Sub-Advisers and Sub-Sub-Advisers
The following table shows information regarding all of the other accounts managed for which advisory fees are not based on performance of the accounts that are managed by each portfolio manager of a Sub-Adviser and Sub-Sub-Adviser as of December 31, 2025:
Fund, Sub-Adviser and Portfolio Manager(s)	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
Ultra Short Duration Fund
BlackRock
Akiva Dickstein	8	$14,200	6	$6,370	60	$41,250
Scott MacLellan	8	10,540	12	3,160	102	39,170
Siddarth Mehta	19	39,320	14	21,090	62	34,620
Amanda Liu	1	243	—	—	—	—
PIMCO
Jerome Schneider	22	94,335	16	28,261	38	30,432
Nathan Chiaverini	4	26,850	1	83	21	8,742
Tax Aware Intermediate Duration Fund
Insight
Daniel Marques	3	1,297	—	—	194	1,462
Jeffrey Burger	11	2,791	—	—	462	701
Mary Collette O’Brien	2	1,886	—	—	492	6,523
PIMCO
David Hammer	21	23,249	3	614	181	19,943
Kyle Christine	17	17,662	—	—	5	63,186
U.S. Unconstrained Equity Fund
BlackRock
Jennifer Hsui, CFA	371	3,206,673	93	104,600	—	—
Peter Sietsema, CFA	370	3,206,880	214	1,290,000	136	891,000
Matt Waldron	364	3,199,827	3	4,800	9	8,630
Steven White	366	3,202,475	110	106,800	—	—
International Unconstrained Equity Fund
BlackRock
Part I - 26

Fund, Sub-Adviser and Portfolio Manager(s)	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
Jennifer Hsui, CFA	371	$3,219,384	93	$104,600	—	$—
Peter Sietsema, CFA	370	3,219,591	214	1,290,000	136	891,000
Matt Waldron	364	3,212,538	3	4,800	9	8,630
Steven White	366	3,215,186	110	106,800	—	—
Global Bond Fund
BlackRock, BIL and BSL
Scott Radell	11	15,250	81	40,040	9	8,810
Vish Acharya	1	42	41	26,160	4	9,690
PIMCO
Daniel H. Hyman	23	35,907	10	4,787	25	81,573
Munish Gupta	3	2,052	7	2,229	8	1,459
PGIM and PGIML
Edward Farley	0	0	4	1,843	51	36,537
Robert Tipp	45	112,575	24	46,840	161	125,700
Matthew Angelucci	47	113,798	27	39,765	202	155,009
David Del Vecchio	42	37,428	21	12,927	153	61,704
Tax Aware Bond Fund
Capital
Mark Marinella	7	18,249	—	—	2785	4,950
Courtney Wolf	4	28,878	—	—	—	—
Vikas Malhotra	3	9,204	—	—	278	4,950
Lee Chu	2	40,062	—	—	—	—
Nuveen
Stephen J. Candido, CFA	30	50,462	2	405	3	185
Paul L. Brennan, CFA	16	25,414	—	—	1	57
Allspring
Robert Miller	9	13,539	—	—	13	4,246
Nicholos Venditti, CFA	15	16,768	—	—	54	10,271
Adrian Van Poppel	5	10,992	—	—	13	2,823
Blackrock
Scott Radell	12	29,030	81	40,040	9	8,810
Vish Acharya	2	13,820	41	26,160	4	9,690
Credit Opportunities Fund
BlackRock and BIL — High Yield
Mitchell Garfin	30	41,920	28	9,300	135	19,830
David Delbos	30	41,920	29	9,300	135	19,830
BlackRock — Passive Treasury
Scott Radell	14	15,250	81	40,040	9	8,810
Vish Acharya	4	13,820	41	26,160	4	9,690
Insight – Global Aggregate Investment Grade Corporates & High Yield
Paul Benson	1	389	9	1,698	16	3,710
Stephanie Shu	1	389	0	0	5	3,889
Mellon – Passive U.S. Investment Grade Corporates
Marlene Walker Smith	149	186,241	143	155,426	161	161,215
William Newton	15	22,166	32	25,529	21	34,135
Tracy Lynn Gregory	15	22,166	32	25,529	21	34,135
PGIM and PGIML – High Yield
Robert Cignarella	11	31,989	8	8,416	42	17,410
Brian Clapp	10	29,767	8	8,416	42	17,410
Robert Spano	10	29,767	8	8,416	42	17,410
Brian Lalli	10	29,767	8	8,416	42	17,410
Michael Gormally	10	29,767	8	8,416	42	17,410
Lord Abbett – Short Duration Credit
Andrew H. O’Brien	16	103,885	8	11,994	23	3,869
Robert A. Lee	19	99,705	11	12,142	32	6,744
Part I - 27

Fund, Sub-Adviser and Portfolio Manager(s)	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
Steven F. Rocco, CFA	21	$103,749	13	$12,059	10	$3,844
Adam C. Castle, CFA	14	79,433	7	11,541	—	—
Harris A. Trifon	10	60,323	4	9,187	—	—
Yoana N. Koleva, CFA	13	82,583	1	1,848	1	85
Gregory Benz, CFA	6	49,934	—	—	—	—
Ty Kern	5	49,722	—	—	—	—
RBC GAM (UK) – European High Yield Debt
Sid Chhabra	—	—	23	8,503	8	2,775
Tim van der Weyden	1	454	13	6,813	13	5,884
RBC GAM (US) – European High Yield Debt
Tim Leary	2	1,648	5	5,651	16	6,699
Muzinich — Global Short Duration Crossover
Tatjana Greil-Castro	1	1,054	5	13,154	10	2,344
Ian Horn	1	1,054	7	14,698	8	1,694
Joseph Galzerano	2	1,216	24	19,085	22	2,174
Richard Smith	1	1,054	10	12,386	2	196
Eric Schure	2	1,216	10	14,921	10	1,429
Corentin Tarlier	2	1.216	6	14,007	6	2,342
Mel Siew	2	1,216	7	13,069	3	763
Muzinich — European High Yield
Thomas Samson	1	162	11	3,783	13	3,854
Jamie Cane	—	—	6	2,027	9	3,188
PIMCO — Emerging Markets Debt
Pramol Dhawan	8	8,759	14	19,888	11	73,976
Yacov Arnopolin	5	5,008	19	16,250	15	6,227
Javier Romo	4	4,947	27	8,395	15	11,500
PIMCO — Asia High Yield
Stephen Chang	—	—	3	1,407	4	317
Abhijeet Neogy	1	61	10	5,249	—	—
Lucien Lu	—	—	—	—	—	—
The following table shows information regarding all of the other accounts managed for which advisory fees are based on performance of the accounts that are managed by each portfolio manager of a Sub-Adviser and Sub-Sub-Adviser as of December 31, 2025:
Fund, Sub-Adviser and Portfolio Manager(s)	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
Ultra Short Duration Fund
BlackRock
Akiva Dickstein	—	—	—	—	—	—
Scott MacLellan	—	—	—	—	2	722
Siddarth Mehta	—	—	—	—	—	—
Amanda Liu	—	—	—	—	—	—
PIMCO
Jerome Schneider	—	—	3	706	3	903
Nathan Chiaverini	—	—	—	—	—	—
Tax Aware Intermediate Duration Fund
Insight
Daniel Marques	—	—	—	—	—	—
Jeffrey Burger	—	—	—	—	—	—
Mary Collette O’Brien	—	—	—	—	—	—
PIMCO
David Hammer	—	—	4	1,055	—	—
Part I - 28

Fund, Sub-Adviser and Portfolio Manager(s)	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
Kyle Christine	—	—	—	—	—	—
U.S. Unconstrained Equity Fund
BlackRock
Jennifer Hsui, CFA	—	—	—	—	—	—
Peter Sietsema, CFA	—	—	—	—	1	3,110
Matt Waldron	—	—	—	—	—	—
Steven White	—	—	—	—	—	—
International Unconstrained Equity Fund
BlackRock
Jennifer Hsui, CFA	—	—	—	—	—	—
Peter Sietsema, CFA	—	—	—	—	1	3,110
Matt Waldron	—	—	—	—	—	—
Steven White	—	—	—	—	—	—
Global Bond Fund
BlackRock, BIL and BSL
Scott Radell	—	—	1	157	2	1,180
Vish Acharya	—	—	7	15,960	—	—
PIMCO
Daniel H. Hyman	—	—	3	414	3	6,562
Munish Gupta	—	—	1	0.03	2	3,468
PGIM and PGIML
Edward Farley	—	—	—	—	2	5,529
Robert Tipp	—	—	—	—	8	6,478
Matthew Angelucci	—	—	4	1,564	12	12,344
David Del Vecchio	—	—	—	—	7	4,187
Tax Aware Bond Fund
Capital
Mark Marinella	—	—	—	—	—	—
Courtney Wolf	—	—	—	—	—	—
Vikas Malhotra	—	—	—	—	—	—
Lee Chu	—	—	—	—	—	—
Nuveen
Stephen J. Candido, CFA	—	—	—	—	—	—
Paul L. Brennan, CFA	—	—	—	—	—	—
Allspring
Robert Miller	—	—	—	—	—	—
Nicholos Venditti, CFA	—	—	—	—	—	—
Adrian Van Poppel	—	—	—	—	—	—
Blackrock
Scott Radell	—	—	1	157	2	1,180
Vish Acharya	—	—	7	15,960	—	—
Credit Opportunities Fund
BlackRock and BIL — High Yield
Mitchell Garfin	—	—	—	—	5	768
David Delbos	—	—	—	—	5	768
BlackRock — Passive Treasury
Scott Radell	—	—	1	157	2	1,180
Vish Acharya	—	—	7	15,960	—	—
Insight – Global Aggregate Investment Grade Corporates & High Yield
Paul Benson	—	—	—	—	—	—
Stephanie Shu	—	—	—	—	—	—
Mellon – Passive U.S. Investment Grade Corporates
Marlene Walker Smith	—	—	—	—	—	—
William Newton	—	—	—	—	—	—
Tracy Lynn Gregory	—	—	—	—	—	—
Part I - 29

Fund, Sub-Adviser and Portfolio Manager(s)	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
PGIM and PGIML – High Yield
Robert Cignarella	—	—	1	442	4	1,578
Brian Clapp	—	—	1	442	4	1,578
Michael Gormally	—	—	1	442	4	1,578
Robert Spano	—	—	1	442	4	1,578
Brian Lalli	—	—	1	442	4	1,578
Lord Abbett – Short Duration Credit
Andrew H. O’Brien	—	—	—	—	—	—
Robert A. Lee	—	—	—	—	2	1,477
Steven F. Rocco, CFA	—	—	—	—	—	—
Adam C. Castle, CFA	—	—	—	—	—	—
Harris A. Trifon	—	—	—	—	—	—
Yoana N. Koleva, CFA	—	—	—	—	—	—
Gregory Benz, CFA	—	—	—	—	—	—
Ty Kern	—	—	—	—	—	—
RBC GAM (UK) – European High Yield Debt
Sid Chhabra	—	—	2	98	—	—
Tim van der Weyden	—	—	2	268	—	—
RBC GAM (US) – European High Yield Debt
Tim Leary	—	—	2	268	—	—
Muzinich — Global Short Duration Crossover
Tatjana Greil-Castro	—	—	—	—	—	—
Ian Horn	—	—	—	—	—	—
Joseph Galzerano	—	—	1	101	—	—
Richard Smith	—	—	—	—	—	—
Eric Schure	—	—	—	—	—	—
Corentin Tarlier	—	—	—	—	—	—
Mel Siew	—	—	—	—	—	—
Muzinich — European High Yield
Thomas Samson	—	—	1	450	1	409
Jamie Cane	—	—	2	677	—	—
PIMCO — Emerging Markets Debt
Pramol Dhawan	—	—	5	11,803	—	—
Yacov Arnopolin	—	—	1	1,157	—	—
Javier Romo	—	—	2	1,767	—	—
PIMCO — Asia High Yield
Stephen Chang	—	—	—	—	—	—
Abhijeet Neogy	—	—	—	—	—	—
Lucien Lu	—	—	—	—	—	—
†
Indicates other RIC(s), PIV(s) or other accounts managed for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount.
Portfolio Managers’ Ownership of Securities
As of December 31, 2025, Richard Madigan is the only portfolio manager of the Funds to beneficially own shares of the Funds. The following tables indicate the dollar range of securities of the Funds beneficially owned by Richard Madigan, as of December 31, 2025:
Aggregate Dollar Range of Securities in the Fund
	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
RICHARD MADIGAN
Tax Aware Intermediate Duration Fund			X
Tax Aware Bond Fund					X
Part I - 30

For a more complete discussion, see the “Portfolio Manager Compensation” section in Part II of this SAI.
ADMINISTRATOR
Administrator Fees
For its administrative services, Brown Brothers Harriman & Co., in addition to fixed fees charged for various specific services, receives an annual asset-based fee of 0.95 basis points on assets up to the first $5 billion, 0.85 basis points on assets between $5-10 billion, 0.75 basis points on assets between $10-15 billion and 0.55 basis points on assets in excess of $15 billion, plus out-of-pocket expenses. The asset-based fee is calculated based on net assets and allocated daily based on the relative assets of each Fund.
The table below sets forth the fees paid by the Funds to Brown Brothers Harriman & Co. for the fiscal year ended December 31, 2025 (amounts in thousands):
Fund	Paid
Ultra Short Duration Fund	$66
Tax Aware Intermediate Duration Fund	77
U.S. Unconstrained Equity Fund	394
International Unconstrained Equity Fund	399
Global Bond Fund	471
Tax Aware Bond Fund	378
Credit Opportunities Fund	429
For a more complete discussion, see the “Administrator” section in Part II of this SAI.
DISTRIBUTOR
Compensation Paid to Distributor
The Distributor does not receive compensation from the Funds. Instead, the Adviser compensates the Distributor out of its own resources for certain distribution-related services.
The Funds are not subject to distribution fees. For more information on the Distributor, see the “Distributor” section in Part II of this SAI.
BROKERAGE AND RESEARCH SERVICES
Brokerage Commissions
The table below sets forth the brokerage commissions paid by each Fund for the fiscal year ended December 31, 2025:
Fund	Brokerage Commissions Paid
Ultra Short Duration Fund
Total Brokerage Commissions	-
Brokerage Commissions to Affiliated Broker-Dealers	-
Percentage of Total Brokerage Commissions Paid to Affiliated Broker Dealers	N/A
Percentage of Total Brokerage Transactions Effected Through Affiliated Broker Dealers	N/A
Tax Aware Intermediate Duration Fund
Total Brokerage Commissions	-
Brokerage Commissions to Affiliated Broker-Dealers	-
Percentage of Total Brokerage Commissions Paid to Affiliated Broker Dealers	N/A
Percentage of Total Brokerage Transactions Effected Through Affiliated Broker Dealers	N/A
U.S. Unconstrained Equity Fund
Total Brokerage Commissions	$2,283,277
Brokerage Commissions to Affiliated Broker-Dealers	-
Percentage of Total Brokerage Commissions Paid to Affiliated Broker Dealers	N/A
Percentage of Total Brokerage Transactions Effected Through Affiliated Broker Dealers	N/A
International Unconstrained Equity Fund
Total Brokerage Commissions	3,338,830
Part I - 31

Fund	Brokerage Commissions Paid
Brokerage Commissions to Affiliated Broker-Dealers	-
Percentage of Total Brokerage Commissions Paid to Affiliated Broker Dealers	N/A
Percentage of Total Brokerage Transactions Effected Through Affiliated Broker Dealers	N/A
Global Bond Fund
Total Brokerage Commissions	-
Brokerage Commissions to Affiliated Broker-Dealers	-
Percentage of Total Brokerage Commissions Paid to Affiliated Broker Dealers	N/A
Percentage of Total Brokerage Transactions Effected Through Affiliated Broker Dealers	N/A
Tax Aware Bond Fund
Total Brokerage Commissions	-
Brokerage Commissions to Affiliated Broker-Dealers	-
Percentage of Total Brokerage Commissions Paid to Affiliated Broker Dealers	N/A
Percentage of Total Brokerage Transactions Effected Through Affiliated Broker Dealers	N/A
Credit Opportunities Fund
Total Brokerage Commissions	$17,673
Brokerage Commissions to Affiliated Broker-Dealers	-
Percentage of Total Brokerage Commissions Paid to Affiliated Broker Dealers	N/A
Percentage of Total Brokerage Transactions Effected Through Affiliated Broker Dealers	N/A
The amount of brokerage commissions paid by a Fund may vary significantly from year to year due to a variety of factors, including the investments selected by the Sub-Advisers, investment strategy changes, changing asset levels, shareholder activity and/or portfolio turnover.
For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.
Broker Research
For the fiscal year ended December 31, 2025, the Adviser has not allocated brokerage commissions to brokers who provided broker research, including third party research, for the Funds.
Securities of Regular Broker-Dealers
As of December 31, 2025, the Funds owned securities of their regular broker-dealers (or parents) as shown below (amounts in thousands):
Fund	Name of Broker-Dealer	Value of Securities Owned
U.S. Unconstrained Equity Fund	Bank of New York Mellon Corp.	$38,933
	Citigroup Global Markets Inc.	117,408
	Morgan Stanley & Co. LLC	87,448
	Goldman Sachs Group, Inc.	109,370
	Wells Fargo & Co.	897,852
	Bank of America Corp.	238,192
International Unconstrained Equity Fund	Barclays Capital Inc.	$124,805
	UBS Securities LLC	206,829
	HSBC Holdings plc	378,263
	BNP Paribas SA	134,187
For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.
Part I - 32

TAX MATTERS
Capital Loss Carryforwards
As of December 31, 2025, the following Funds had the following net capital loss carryforwards (amounts in thousands):
	Capital Loss Carryforward Character
Fund	Short-Term	Long-Term
Ultra Short Duration Fund	$4,286	$1,462
Tax Aware Intermediate Duration Fund	2,675	3,662
U.S. Unconstrained Equity Fund	-	-
International Unconstrained Equity Fund	99,529	259,833
Global Bond Fund	396,576	53,023
Tax Aware Bond Fund	54,860	119,312
Credit Opportunities Fund	84,426	126,820
Tax Aware Intermediate Duration Fund and Tax Aware Bond Fund
The Tax Aware Intermediate Duration Fund and Tax Aware Bond Fund intend, under normal circumstances, to invest at least 50% of their total assets in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Tax Aware Intermediate Duration Fund’s or Tax Aware Bond Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Tax Aware Intermediate Duration Fund or Tax Aware Bond Fund pay federal income taxes on the affected interest income, and, if the Tax Aware Intermediate Duration Fund or Tax Aware Bond Fund does so, the Tax Intermediate Short Duration Fund’s or Tax Aware Bond Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Tax Aware Intermediate Duration Fund or Tax Aware Bond Fund as “exempt interest dividends” could be adversely affected, subjecting the Tax Aware Intermediate Duration Fund’s or Tax Aware Bond Fund’s shareholders to increased federal income tax liabilities. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Tax Aware Intermediate Duration Fund or Tax Aware Bond Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Tax Aware Intermediate Duration Fund or Tax Aware Bond Fund.
The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. Shareholders are advised to consult with their own tax advisors about state and local tax matters.
For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.
SHARE OWNERSHIP
Trustees and Officers
As of December 31, 2025, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.
Principal Holders
A principal holder is any person who owns (either of record or beneficially) 5% or more of any class of outstanding shares of a Fund. Persons owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons may have the ability to control the outcome on any matter requiring the approval of shareholders of the Fund.
As of December 31, 2025, J.P. Morgan Securities LLC was the record owner on behalf of its customers of 99% or greater of each of the Funds. Please see “Appendix A- Principal Shareholders” below.
Part I - 33

PROXY VOTING PROCEDURES AND GUIDELINES
Proxy voting authority with respect to portfolio securities of each Fund has been delegated to the Adviser, which in turn has delegated such authority to the Sub-Advisers. For more information on proxy voting, including a summary of each Sub-Adviser’s proxy voting policy, see the “Proxy Voting and Guidelines” section and Appendix C in Part II of this SAI.
FINANCIAL STATEMENTS
The Financial Statements of the Funds are incorporated by reference into this SAI. The Financial Statements for the fiscal year ended December 31, 2025, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the Funds, as indicated in its report with respect thereto, and are incorporated herein by reference in reliance on the report of said firm, given on the authority of said firm as experts in accounting and auditing. The Financial Statements are available online at www.sixcirclesfunds.com without charge upon request by calling your J.P. Morgan representative collect at 1-212-464-2070.
Part I - 34

Appendix A
PRINCIPAL SHAREHOLDERS
As of December 31, 2025, the persons who owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of the Funds are shown below.
NAME OF FUND	NAME AND ADDRESS OF SHAREHOLDER	PERCENTAGE HELD
Ultra Short Duration Fund
	J.P. Morgan Securities LLC (For the Benefit of its Customers) 270 Park Avenue New York, NY 10017	99%
Tax Aware Intermediate Duration Fund
	J.P. Morgan Securities LLC (For the Benefit of its Customers) 270 Park Avenue New York, NY 10017	99%
U.S. Unconstrained Equity Fund
	J.P. Morgan Securities LLC (For the Benefit of its Customers) 270 Park Avenue New York, NY 10017	99%
International Unconstrained Equity Fund
	J.P. Morgan Securities LLC (For the Benefit of its Customers) 270 Park Avenue New York, NY 10017	99%
Global Bond Fund
	J.P. Morgan Securities LLC (For the Benefit of its Customers) 270 Park Avenue New York, NY 10017	99%
Tax Aware Bond Fund
	J.P. Morgan Securities LLC (For the Benefit of its Customers) 270 Park Avenue New York, NY 10017	99%
Credit Opportunities Fund
	J.P. Morgan Securities LLC (For the Benefit of its Customers) 270 Park Avenue New York, NY 10017	99%

STATEMENT OF ADDITIONAL INFORMATION
PART I
May 1, 2026
Fund Name	Ticker
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund (the “MEP U.S. Unconstrained Fund”)	CMEUX
Six Circles Managed Equity Portfolio International Unconstrained Fund (the “MEP International Unconstrained Fund”)	CMIUX
(each, a “Fund” and collectively, the “Funds”)
This Statement of Additional Information (“SAI”) is not a prospectus, but contains additional information which should be read in conjunction with the prospectus for the Funds, dated May 1, 2026, as supplemented from time to time (the “Prospectus”). Additionally, this SAI incorporates by reference the audited financial statements included in the Financial Statements and Other Information, as defined in the Prospectuses, relating to the Funds dated December 31, 2025 (the “Financial Statements”). The Prospectus and Financial Statements and Other Information, including the Independent Registered Public Accounting Firm’s report, are available online at www.sixcirclesfunds.com or without charge upon request by contacting Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group) (the “Distributor”), the Funds’ distributor, at 190 Middle Street, Suite 301, Portland, ME 04101.
This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to all of the Six Circles Funds.
For more information about the Funds or the Financial Statements and Other Information, simply contact your J.P. Morgan representative, write or call:
Six Circles Trust
c/o J.P. Morgan Private Investments Inc.
270 Park Ave
New York, NY 10017
1-212-464-2070

Part I

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL
The Trust and the Funds
The Funds are a series of Six Circles Trust, an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 8, 2017, pursuant to a Declaration of Trust dated November 8, 2017, as amended and restated on June 12, 2018, and further amended to add fund series on September 21, 2018, November 19, 2019, April 13, 2020 and March 20, 2024.
Share Classes
Currently, each Fund offers one class of shares.
Miscellaneous
This SAI describes the financial history, investment strategies and policies, management and operation of each Fund in order to enable investors to select the Fund or Funds which best suit their needs.
This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund’s current Prospectus. Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds' executive offices are located at 270 Park Avenue, New York, NY 10017.
This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to all of the Six Circles Funds. Throughout this SAI, Six Circles Trust is referred to as the “Trust.” The Trust’s Board of Trustees is referred to herein as the “Board of Trustees” or the “Board” and each trustee or director is referred to as a “Trustee.”
The Funds are advised by J.P. Morgan Private Investments Inc. (“JPMPI”) and sub-advised by BlackRock Investment Management, LLC (“BlackRock”). JPMPI is also referred to herein as the “Adviser.” BlackRock is also referred to herein as the “Sub-Adviser.” Certain references herein to the Adviser may also include the Sub-Adviser, as the context requires.
Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Funds is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.
The Adviser, with respect to each Fund, has filed a notice of eligibility with the National Futures Association (“NFA”) claiming an exclusion from the definition of the term Commodity Pool Operator (“CPO”) with respect to the Fund’s operations. Therefore, each Fund and the Adviser with respect to each such Fund are not subject to registration or regulation as a commodity pool or CPO under the Commodity Exchange Act, as amended. Changes to a Fund’s investment strategies or investments may cause the Fund to lose the benefits of this exclusion and may trigger additional Commodity Futures Trading Commission requirements. If the Adviser or a Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.
INVESTMENT POLICIES
The following investment policies have been adopted by the Trust with respect to the applicable Funds. The investment policies listed below under the heading “Fundamental Investment Policies” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in the “Additional Information” section in Part II of this SAI. All other investment policies of a Fund (including its investment objective) are non-fundamental, unless otherwise designated in the Prospectus or herein, and may be changed by the Trustees of each Fund without shareholder approval.
Except for the restrictions on borrowings set forth below, the percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by the relevant Fund will not be considered a violation and such Fund may continue to hold any securities affecting that percentage or rating policy. With respect to each fundamental
Part I - 1

investment policy regarding borrowing, the 1940 Act generally limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” As noted in “Investment Strategies and Policies — Miscellaneous Investment Strategies and Risks — Borrowings” in Part II of this SAI, in addition to temporary borrowing, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the U.S. Securities and Exchange Commission (“SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.
Pursuant to Rule 22e-4 under the 1940 Act, a Fund may not acquire any “illiquid investment” if, immediately after the acquisition, such Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Adviser has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Board has approved the designation of the Six Circles Funds Liquidity Risk Forum to administer the Fund’s liquidity risk management program and related procedures. The limits on a Fund’s investments in illiquid investments are applied as of the date each Fund purchases an illiquid investment. It is possible that a Fund’s holdings of illiquid investments could exceed such a limitation, for example as a result of market developments or redemptions. In such instances, each Fund must take steps to bring its illiquid investments to or below the limitation threshold within a reasonable period of time.
For purposes of fundamental investment policies regarding industry concentration, “to concentrate” generally means to invest more than 25% of a Fund’s total assets, taken at market value at the time of investment. Fundamental investment policies regarding industry concentration do not apply to securities issued or guaranteed as to principal or interest by the U.S. government, any state or territory of the United States, its agencies, instrumentalities, or political subdivisions, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by any of the foregoing. Additionally, for the purposes of this restriction: (i) an investment in a loan participation will be considered to be an investment in the securities or obligations of the issuer of the loan to which the participation relates; and (ii) an investment in a repurchase agreement, reverse repurchase agreement, collateralized loan obligation, collateralized bond obligation, collateralized debt obligation or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset.
For purposes of fundamental investment policies regarding industry concentration, the issuer of a security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal and interest on the security. When identifying sectors, industry groups, industries or sub-industries for purposes of a Fund’s concentration policy, a Fund can utilize any one or more of the industry and/or sub-industry classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the Adviser. The Adviser may classify and re-classify companies in a particular industry or sub-industry and define and re-define industries and sub-industries in any reasonable manner, consistent with SEC guidance. Accordingly, the composition of an industry or group of industries may change from time to time. The policy will be interpreted to give broad authority to the Adviser as to how to classify issuers.
Each of the MEP U.S. Unconstrained Fund and the MEP International Unconstrained Fund has an 80% investment policy which is described in the Prospectus. In calculating assets for purposes of a Fund’s 80% investment policy, assets are net assets plus the amount of any borrowings for investment purposes. This policy may be changed by the Board of Trustees without shareholder approval. However, each Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy. In addition, while the MEP U.S. Unconstrained Fund and the MEP International Unconstrained Fund are generally unconstrained within their equity universe by any particular capitalization, sector or style and, in the case of the MEP International Unconstrained Fund, may invest in any foreign country (including emerging market countries), each Fund is subject to the fundamental and non-fundamental investment policies and investment restrictions applicable to such Fund that are described herein and by any restrictions imposed by applicable law.
Fundamental Investment Policies
The Funds:
(1)
May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;
Part I - 2

(2)
May not borrow money, except to the extent permitted by applicable law;
(3)
May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the Securities Act of 1933, as amended;
(4)
May not purchase or sell commodities or commodity contracts except as may be permitted by the 1940 Act or unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures (including futures on indexes of securities, interest rates and currencies), options on financial futures (including futures on indexes of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments including derivatives related to physical commodities or investments in exchange-traded funds, investment companies, and pooled investment vehicles that invest in commodities or commodity futures including those structured as grantor trusts;
(5)
May not purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may:
(a)
invest in securities or other instruments directly or indirectly secured by real estate, and
(b)
invest in securities or other instruments issued by issuers that invest in real estate; and
(6)
May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law.
Fundamental investment policies (1) and (2) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Generally, the 1940 Act limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” As noted in “Investment Strategies and Policies — Miscellaneous Investment Strategies and Risks — Borrowings” in Part II of this SAI, in addition to temporary borrowing, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. A Fund may also borrow money if such borrowing does not constitute “senior securities” under the 1940 Act or engage in economically similar transactions if those transactions comply with the applicable requirements of the SEC under the 1940 Act.
In addition, the MEP U.S. Unconstrained Fund and the MEP International Unconstrained Fund:
●
Except as otherwise permitted by the SEC, may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry.
Non-Fundamental Investment Policies
The investment policies described below are non-fundamental policies of the Funds and may be changed by the Board of Trustees without shareholder approval, subject to 1940 Act limitations.
The Funds may not acquire any illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are deemed to be illiquid; certain securities that are restricted as to resale may nonetheless be resold by a Fund in accordance with Rule 144A under the Securities Act of 1933. Such securities may be determined by the Adviser or Sub-Adviser to be liquid for purposes of compliance with the limitation on a Fund’s investment in illiquid securities.
For purposes of investment policies and restrictions other than the policy of the: (i) MEP U.S. Unconstrained Fund to invest at least 80% of its net assets (plus borrowings) in equity securities issued by U.S. companies and other instruments with economic characteristics similar to equity securities issued by U.S. companies; and (ii) MEP International Unconstrained Fund to invest at least 80% of its net assets (plus borrowings) in equity securities and other instruments with economic characteristics similar to equity securities, the Funds may value derivative instruments at market value, notional value or full
Part I - 3

exposure value (i.e., the sum of the notional amount for the contract plus the market value), or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). For example, a Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or less than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
INVESTMENT PRACTICES
The Funds invest in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Funds. The Funds may invest in other securities or use new investment techniques at any time in the Adviser’s discretion. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.
FUND NAME	FUND CODE
MEP U.S. Unconstrained Fund	1
MEP International Unconstrained Fund	2

Instrument	Applicable Fund(s)	Part II Section Reference
Bank Obligations: Bankers’ acceptances, certificates
of deposit and time deposits. Bankers’
acceptances are bills of exchange or time drafts
drawn on and accepted by a commercial bank.
Maturities are generally six months or less.
Certificates of deposit are negotiable certificates
issued by a bank for a specified period of time
and earning a specified return. Time deposits are
non-negotiable receipts issued by a bank in
exchange for the deposit of funds.
	1, 2	Bank Obligations
Borrowings: A Fund may borrow for temporary
purposes and/or for investment purposes. Such a
practice will result in leveraging of a Fund’s
assets and may cause a Fund to liquidate portfolio
positions when it would not be advantageous to
do so. A Fund must maintain continuous asset
coverage of 300% of the amount borrowed, with
the exception of borrowings not in excess of 5%
of a Fund’s total assets made for temporary
administrative purposes.
	1, 2	Miscellaneous Investment Strategies and Risks
Call and Put Options: A call option gives the buyer
the right to buy, and obligates the seller of the
option to sell a security at a specified price at a
future date. A put option gives the buyer the right
to sell, and obligates the seller of the option to
buy a security at a specified price at a future date.
	1, 2	Options and Futures Transactions
Commercial Paper: Secured and unsecured short- term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1, 2	Commercial Paper
Part I - 4

Instrument	Applicable Fund(s)	Part II Section Reference
Common Stock: Shares of ownership of a company.	1, 2	Equity Securities, Warrants and Rights
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	1, 2	Equity Securities, Warrants and Rights
Contracts for Difference: A privately negotiated arrangement between two parties where the return is linked to the price movement of an underlying security or stock market index.	1, 2	Swaps and Related Swap Products
Convertible Securities: Bonds or preferred stock that can convert to common stock, including contingent convertible securities.	1, 2	Convertible Securities
Distressed Investments: Investments in the obligations (e.g., bonds, loans, equity, etc.) of an issuer undergoing restructuring, bankruptcy or other financial distress.	1, 2	Debt Instruments
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	1, 2	Foreign Investments (including Foreign Currencies)
Exchange-Traded Funds (“ETFs”): Ownership
interest in unit investment trusts, depositary
receipts, and other pooled investment vehicles
that hold a portfolio of securities or stocks
designed to track the price performance and
dividend yield of a particular broad-based, sector
or international index. ETFs include a wide range
of investments.
	1, 2	Investment Company Securities and Exchange- Traded Funds
Foreign Currency Transactions: Strategies used to
hedge against interest rate and currency risks, for
other risk management or operational purposes or
to increase income or gain to a Fund. These
strategies may consist of use of any of the
following: options on currencies, currency
futures, options on such futures, forward foreign
currency transactions (including non-deliverable
forwards), forward rate agreements and interest
rate and currency swaps, caps and floors.
	1, 2	Foreign Investments (including Foreign Currencies)
Foreign Investments: Equity and debt securities
(e.g., bonds and commercial paper) of foreign
entities and obligations of foreign branches of
U.S. banks and foreign banks. Foreign securities
may also include American Depositary Receipts
(“ADRs”), Global Depositary Receipts (“GDRs”),
European Depositary Receipts (“EDRs”) and
American Depositary Securities (“ADSs”).
	1, 2	Foreign Investments (including Foreign Currencies)
Initial Public Offerings (“IPOs”): A transaction in which a previously private company makes its first sale of stock to the public.	1, 2	Equity Securities, Warrants and Rights
Part I - 5

Instrument	Applicable Fund(s)	Part II Section Reference
Investment Company Securities: Shares or units
issued by entities that pool investor capital to
invest in portfolios of securities, such as stocks,
bonds, and other assets. Regulated primarily
under the Investment Company Act of 1940, these
include money market funds and other mutual
funds (open-end), closed-end funds, and unit
investment trusts (“UITs”).
	1, 2	Investment Company Securities and Exchange- Traded Funds
Master Limited Partnerships (“MLPs”): Limited partnerships that are publicly traded on a securities exchange.	1, 2	Miscellaneous Investment Strategies and Risks
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1, 2	Miscellaneous Investment Strategies and Risks
Options and Futures Transactions: A Fund may
purchase and sell (a) exchange-traded and over-
the-counter put and call options on securities,
indexes of securities and futures contracts on
securities, indexes of securities, interest rate
futures contracts and interest rate swaps and
(b) futures contracts on securities and indexes of
securities.
	1, 2	Options and Futures Transactions
Preferred Securities: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1, 2	Equity Securities, Warrants and Rights
Private Placements, Restricted Securities and Other
Unregistered Securities: Securities not registered
under the Securities Act of 1933, as amended (the
“1933 Act”), such as privately placed commercial
paper and Rule 144A securities.
	1, 2	Miscellaneous Investment Strategies and Risks
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1, 2	Real Estate Investment Trusts
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1, 2	Repurchase Agreements
Reverse Repurchase Agreements [1]: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date.	1, 2	Reverse Repurchase Agreements
Securities Issued in Connection with
Reorganizations and Corporate Restructurings:
In connection with reorganizing or restructuring
of an issuer, an issuer may issue common stock or
other securities to holders of its debt securities.
	1, 2	Miscellaneous Investment Strategies and Risks
1
All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1∕3% of the Fund’s total assets except as permitted by law.
Part I - 6

Instrument	Applicable Fund(s)	Part II Section Reference
Securities Lending: The lending of up to 33 1∕3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1, 2	Securities Lending
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	1, 2	Short-Term Funding Agreements
Swaps and Related Swap Products: Swaps involve
an exchange of obligations by two parties. Caps
and floors entitle a purchaser to a principal
amount from the seller of the cap or floor to the
extent that a specified index exceeds or falls
below a predetermined interest rate or amount. A
Fund may enter into these transactions to manage
its exposure to changing interest rates and other
factors.
	1, 2	Swaps and Related Swap Products
Temporary Defensive Positions: To respond to unusual circumstances, a Fund may invest a portion of its total assets in cash and cash equivalents for temporary defensive purposes.	1, 2	Miscellaneous Investment Strategies and Risks
Treasury Receipts: A Fund may purchase interests
in separately traded interest and principal
component parts of U.S. Treasury obligations that
are issued by banks or brokerage firms and that
are created by depositing U.S. Treasury notes and
U.S. Treasury bonds into a special account at a
custodian bank. Receipts include Treasury
Receipts (“TRs”), Treasury Investment Growth
Receipts (“TIGRs”), and Certificates of Accrual
on Treasury Securities (“CATS”).
	1, 2	Treasury Receipts
Trust Preferreds: Securities with characteristics of
both subordinated debt and preferred stock. Trust
preferreds are generally long term securities that
make periodic fixed or variable interest payments.
	1, 2	Trust Preferred Securities
U.S. Government Agency Securities: Securities
issued or guaranteed by agencies and
instrumentalities of the U.S. government. These
include all types of securities issued by the
Government National Mortgage Association
(“Ginnie Mae”), the Federal National Mortgage
Association (“Fannie Mae”) and the Federal
Home Loan Mortgage Corporation (“Freddie
Mac”), including funding notes, subordinated
benchmark notes, collateralized mortgage
obligations (“CMOs”) and Real Estate Mortgage
Investment Conduits (“REMICs”).
	1, 2	Mortgage-Related Securities
Part I - 7

Instrument	Applicable Fund(s)	Part II Section Reference
U.S. Government Obligations: May include direct
obligations of the U.S. Treasury, including
Treasury bills, notes and bonds, all of which are
backed as to principal and interest payments by
the full faith and credit of the United States, and
separately traded principal and interest
component parts of such obligations that are
transferable through the Federal book-entry
system known as Separate Trading of Registered
Interest and Principal of Securities (“STRIPS”)
and Coupons Under Book-Entry Safekeeping
(“CUBES”).
	1, 2	U.S. Government Obligations
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1, 2	When-Issued Securities, Delayed Delivery Securities and Forward Commitments
DIVERSIFICATION
Six Circles Trust is a registered management investment company. The Funds are non-diversified funds of Six Circles Trust. For a more complete discussion, see the “Diversification” section in Part II of this SAI.
PORTFOLIO TURNOVER
A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser and the Sub-Adviser intends to manage each Fund’s assets by buying and selling securities and investments to help attain its investment objective. Each Fund may engage in active and frequent trading of portfolio investments in seeking to achieve its investment objective. No Fund will consider portfolio turnover rate as a limiting factor in making investment decisions. Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a Fund’s shares as well as by requirements that enable a Fund to receive favorable tax treatment. A portfolio turnover rate of 100% indicates that the equivalent of all of a Fund’s assets have been sold and reinvested in a year. Certain practices that may be employed by a Fund could result in high portfolio turnover. For example, portfolio investments may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, an investment may be sold and another investment of comparable quality purchased at approximately the same time to take advantage of what the Adviser or a Sub-Adviser believes to be a temporary disparity in the normal yield relationship between the two investments. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of investments. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. High portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.
The table below sets forth each Fund’s portfolio turnover rate for the years indicated:
	Portfolio Turnover Rate for Fiscal Year Ended December 31,
Fund	2024	2025
MEP U.S. Unconstrained Fund	24.36%	24.86%
MEP International Unconstrained Fund	26.38%	40.24%
The portfolio turnover rate for the MEP International Unconstrained Fund was higher during the year ended December 31, 2025, due to an increase in net assets and an increase in trading volumes as compared to the prior year.
Part I - 8

TRUSTEES
Ownership of Securities
The Trustees of Six Circles Trust do not beneficially own any equity securities of the Funds, since the Trustees are not technically eligible investors.
As of the date hereof, none of the Trustees who are not “interested persons” (as defined by the 1940 Act) of the Funds (the “Independent Trustees”) or their immediate family members owned securities of the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.
Trustee Compensation
As of January 1, 2026, the Fund Complex(1), which includes all of the funds in the Six Circles Trust and several additional registered funds that are also overseen by the Trustees, will collectively pay each Trustee who is not an employee of J.P. Morgan or its affiliated entities an annual base fee of $305,000 (with any new Trustee receiving a pro rata portion of the base fee depending on when each became a Trustee). The Fund Complex will pay the Audit Committee chair $30,000 annually in addition to his base fee and the Lead Independent Trustee $50,000 annually in addition to her base fee. This aggregated compensation is allocated among each fund in the Fund Complex in the following manner: (i) a fixed allocation of $20,000 per fund; and (ii) the remaining portion of the aggregate compensation allocated ratably by net assets among the funds.
Trustee aggregate compensation paid by the Funds and the Six Circles Funds Complex for the fiscal year ended December 31, 2025, is set forth below:
Name of Trustee	MEP U.S. Unconstrained Fund	MEP International Unconstrained Fund	Total Compensation Paid From Fund Complex(1)
Lisa M. Borders	$45,803	$20,864	$260,000
James Donovan*	54,282	24,284	303,000
Kevin Klingert	45,803	20,864	260,000
Neil Medugno	51,127	23,011	287,000
Lauren K. Stack	45,803	20,864	260,000
(1)
A Fund Complex means two or more registered investment companies that: (i) hold themselves out to investors as related companies for purposes of investment and investor services; or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The Fund Complex for which the Board of Trustees serves currently includes three registered investment companies (12 funds).
* Resigned as a Trustee as of 12/31/2025.
For a more complete discussion, see the “Indemnification and Trustee Compensation” section in Part II of this SAI.
INVESTMENT ADVISER AND SUB-ADVISER
Investment Advisory Fees
The table below sets forth the investment advisory fees paid by each Fund to the Adviser, with respect to the fiscal years indicated:
	Fiscal Year Ended 12/31/23		Fiscal Year Ended 12/31/24		Fiscal Year Ended 12/31/25
Fund	Paid	Waived	Paid	Waived	Paid	Waived
MEP U.S. Unconstrained Fund	$19,910,000	$16,743,000	$37,824,000	$31,791,000	$57,059,000	$47,955,000
MEP International Unconstrained Fund	9,967,000	7,972,000	14,949,000	11,962,000	23,093,000	18,487,000
The Adviser has contractually agreed to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Adviser or a Fund is required to pay the Fund’s Sub-Adviser.
Part I - 9

Sub-Adviser
BlackRock Investment Management, LLC (“BlackRock”) serves as Sub-Adviser to the MEP U.S. Unconstrained Fund and the MEP International Unconstrained Fund. Russell Investments Implementation Services, LLC (“RIIS”) provides stand-by interim sub-advisory services for each of the Funds, to be utilized on an as needed basis in certain transitional circumstances involving a Fund Sub-Adviser. BlackRock and RIIS are each independent of the Adviser. Each Sub-Adviser discharges its responsibilities subject to the policies of the Trustees and the supervision of the Adviser. BlackRock is paid a monthly fee equal to a percentage of the daily net assets of the Funds allocated to it. RIIS is paid a minimum per fund annual flat fee and/or a monthly fee equal to a percentage of daily net assets to the extent assets are allocated to RIIS as interim Sub-Adviser.
The table below sets forth the sub-advisory fees paid by JPMPI or a Fund to BlackRock with respect to the fiscal years indicated:
Fund	Fiscal Year Ended 12/31/23	Fiscal Year Ended 12/31/24	Fiscal Year Ended 12/31/25
MEP U.S. Unconstrained Fund	$3,167,000	$6,033,000	$9,104,000
MEP International Unconstrained Fund	1,995,000	2,987,000	4,606,000
For a more complete discussion, see the “Investment Adviser, Sub-Advisers and Sub-Sub-Advisers” section in Part II of this SAI.
PORTFOLIO MANAGERS
Portfolio Managers’ Other Accounts Managed†
Adviser
The following table shows information regarding all of the other accounts managed for which advisory fees are not based on performance of the accounts that are managed by each portfolio manager as of December 31, 2025:
Portfolio Managers	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
MEP U.S. Unconstrained Fund
Richard Madigan	9	$103,206	9	$16,382	959,838	$550,568
Miles Wixon	3	63,991	9	16,382	959,838	550,568
David Cassese	1	32,232	—	—	945,961	540,124
MEP International Unconstrained Fund
Richard Madigan	9	118,476	9	16,382	959,838	550,568
Miles Wixon	3	79,261	9	16,382	959,838	550,568
Sarah Ferguson	1	19,570	—	—	945,961	540,124
*
Assets made up of discretionary programs which can include investment into the Six Circles Funds. Therefore, the amount of total assets in “Other Accounts” also includes assets in Six Circles Funds shown in the “Registered Investment Company” section.
The following table shows information regarding all of the other accounts managed for which advisory fees are based on performance of the accounts that are managed by each portfolio manager as of December 31, 2025:
Portfolio Managers	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
MEP U.S. Unconstrained Fund
Richard Madigan	—	—	—	—	—	—
Miles Wixon	—	—	—	—	—	—
David Cassese	—	—	—	—	—	—
MEP International Unconstrained Fund
Richard Madigan	—	—	—	—	—	—
Part I - 10

Portfolio Managers	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Miles Wixon	—	—	—	—	—	—
Sarah Ferguson	—	—	—	—	—	—
Sub-Advisers
The following table shows information regarding all of the other accounts managed for which advisory fees are not based on performance of the accounts that are managed by each portfolio manager of BlackRock as of December 31, 2025:
Fund, Sub-Adviser and Portfolio Manager(s)	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
MEP U.S. Unconstrained Fund
BlackRock
Jennifer Hsui, CFA	371	$3,211,477	93	$104,600	—	—
Peter Sietsema, CFA	370	3,211,653	214	1,290,000	136	891,000
Matt Waldron	364	3,204,601	3	4,800	9	8,630
Steven White	366	3,207,249	110	106,800	—	—
MEP International Unconstrained Fund
BlackRock
Jennifer Hsui, CFA	371	3,226,716	93	104,600	—	—
Peter Sietsema, CFA	370	3,226,922	214	1,290,000	136	891,000
Matt Waldron	364	3,219,870	3	4,800	9	8,630
Steven White	366	3,222,518	110	106,800	—	—
The following table shows information regarding all of the other accounts managed for which advisory fees are based on performance of the accounts that are managed by each portfolio manager of BlackRock as of December 31, 2025:
Fund, Sub-Adviser and Portfolio Manager(s)	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
MEP U.S. Unconstrained Fund
BlackRock
Jennifer Hsui, CFA	—	—	—	—	—	—
Peter Sietsema, CFA	—	—	—	—	1	3,110
Matt Waldron	—	—	—	—	—	—
Steven White	—	—	—	—	—	—

MEP International Unconstrained Fund
BlackRock	—	—	—	—	—	—
Jennifer Hsui, CFA	—	—	—	—	—	—
Peter Sietsema, CFA	—	—	—	—	—	3,110
Matt Waldron	—	—	—	—	—	—
Steven White	—	—	—	—	—	—
†
Indicates other RIC(s), PIV(s) or other accounts managed for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount.
Portfolio Managers’ Ownership of Securities
Part I - 11

As of December 31, 2025, Richard Madigan is the only portfolio manager of the Funds to beneficially own shares of the Funds. The following tables indicate the dollar range of securities of the Funds beneficially owned by Richard Madigan, as of December 31, 2025:
Aggregate Dollar Range of Securities in the Fund
	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
RICHARD MADIGAN
MEP U.S. Unconstrained Fund							X
MEP International Unconstrained Fund						X
ADMINISTRATOR
Administrator Fees
For its administrative services, Brown Brothers Harriman & Co., in addition to fixed fees charged for various specific services, receives an annual asset-based fee of 0.95 basis points on assets up to the first $5 billion, 0.85 basis points on assets between $5-10 billion, 0.75 basis points on assets between $10-15 billion and 0.55 basis points on assets in excess of $15 billion, plus out-of-pocket expenses. The asset-based fee is calculated based on net assets and allocated daily based on the relative assets of each Fund.
The table below sets forth the fees paid by the Funds to Brown Brothers Harriman & Co. for the fiscal year ended December 31, 2025 (amounts in thousands):
Fund	Paid
MEP U.S. Unconstrained Fund	$403
MEP International Unconstrained Fund	401
For a more complete discussion, see the “Administrator” section in Part II of this SAI.
DISTRIBUTOR
Compensation Paid to Distributor
The Distributor does not receive compensation from the Funds. Instead, the Adviser compensates the Distributor out of its own resources for certain distribution-related services.
The Funds are not subject to distribution fees. For more information on the Distributor, see the “Distributor” section in Part II of this SAI.
BROKERAGE AND RESEARCH SERVICES
Brokerage Commissions
The table below sets forth the brokerage commissions paid by each Fund for the fiscal year ended December 31, 2025:
Fund	Brokerage Commissions Paid
MEP U.S. Unconstrained Fund
Total Brokerage Commissions	$962,590
Brokerage Commissions to Affiliated Broker-Dealers	-
Percentage of Total Brokerage Commissions Paid to Affiliated Broker Dealers	N/A
Percentage of Total Brokerage Transactions Effected Through Affiliated Broker Dealers	N/A
MEP International Unconstrained Fund
Total Brokerage Commissions	2,164,611
Brokerage Commissions to Affiliated Broker-Dealers	-
Percentage of Total Brokerage Commissions Paid to Affiliated Broker Dealers	N/A
Percentage of Total Brokerage Transactions Effected Through Affiliated Broker Dealers	N/A
The amount of brokerage commissions paid by a Fund may vary significantly from year to year due to a variety of factors, including the investments selected by the Sub-Adviser, investment strategy changes, changing asset levels, shareholder activity and/or portfolio turnover.
For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.
Part I - 12

Broker Research
For the fiscal year ended December 31, 2025, the Adviser has not allocated brokerage commissions to brokers who provided broker research, including third party research, for the Funds.
Securities of Regular Broker-Dealers
As of December 31, 2025, the Funds owned securities of their regular broker-dealers (or parents) as shown below (amounts in thousands):
Fund	Name of Broker-Dealer	Value of Securities Owned
MEP U.S. Unconstrained Fund	Citigroup Global Markets Inc.	$48,796
	Wells Fargo & Co	328,915
	Morgan Stanley & Co. LLC	29,546
	Goldman Sachs Group, Inc.	35,955
	Bank of New York Mellon Corp.	13,273
	Bank of America Corp.	109,661
MEP International Unconstrained Fund	UBS Securities LLC	$110,994
	Barclays Capital Inc.	67,673
For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.
TAX MATTERS
Capital Loss Carryforwards
As of December 31, 2025, the Funds had the following net capital loss carryforwards (amounts in thousands):
	Capital Loss Carryforward Character
Fund	Short-Term	Long-Term
MEP U.S. Unconstrained Fund	-	-
MEP International Unconstrained Fund	37,903	139,115
For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.
SHARE OWNERSHIP
Trustees and Officers
As of December 31, 2025, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.
Principal Holders
A principal holder is any person who owns (either of record or beneficially) 5% or more of any class of outstanding shares of a Fund. Persons owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons may have the ability to control the outcome on any matter requiring the approval of shareholders of the Fund.
As of December 31, 2025, J.P. Morgan Securities LLC was the record owner on behalf of its customers of 99% or greater of each of the Funds. Please see “Appendix A- Principal Shareholders” below.
PROXY VOTING PROCEDURES AND GUIDELINES
Proxy voting authority with respect to portfolio securities of each Fund has been delegated to the Adviser, which in turn has delegated such authority to the Sub-Adviser. For more information on proxy voting, including a summary of the Sub-Adviser’s proxy voting policy, see the “Proxy Voting and Guidelines” section and Appendix C in Part II of this SAI.
FINANCIAL STATEMENTS
The Financial Statements of the Funds are incorporated by reference into this SAI. The Financial Statements for the fiscal year ended December 31, 2025, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the Funds, as indicated in its report with respect thereto, and are incorporated herein by reference in reliance on the report of said
Part I - 13

firm, given on the authority of said firm as experts in accounting and auditing. The Financial Statements are available online at www.sixcirclesfunds.com without charge upon request by calling your J.P. Morgan representative collect at 1-212-464-2070.
Part I - 14

Appendix A
PRINCIPAL SHAREHOLDERS
As of December 31, 2025, the persons who owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of the Funds are shown below.
NAME OF FUND	NAME AND ADDRESS OF SHAREHOLDER	PERCENTAGE HELD
MEP U.S. Unconstrained Fund
	J.P. Morgan Securities LLC (For the Benefit of its Customers) 270 Park Avenue New York, NY 10017	99%
MEP International Unconstrained Fund
	J.P. Morgan Securities LLC (For the Benefit of its Customers) 270 Park Avenue New York, NY 10017	99%

STATEMENT OF ADDITIONAL INFORMATION
PART I
May 1, 2026
Fund Name	Ticker
Six Circles Multi-Strategy Fund (the “Multi-Strategy Fund” or the “Fund”)	CALTX
This Statement of Additional Information (“SAI”) is not a prospectus, but contains additional information which should be read in conjunction with the prospectus for the Fund, dated May 1, 2026, as supplemented from time to time (the “Prospectus”). Additionally, this SAI incorporates by reference the audited financial statements included in the Financial Statements and Other Information, as defined in the Prospectuses, relating to the Fund dated December 31, 2025 (the “Financial Statements”). The Prospectus and Financial Statements and Other Information, including the Independent Registered Public Accounting Firm’s report, are available online at www.sixcirclesfunds.com or without charge upon request by contacting Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group) (the “Distributor”), the Funds’ distributor, at 190 Middle Street, Suite 301, Portland, ME 04101.
This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to all of the Six Circles Funds.
For more information about the Funds or the Financial Statements and Other Information, simply contact your J.P. Morgan representative, write or call:
Six Circles Trust
c/o J.P. Morgan Private Investments Inc.
270 Park Ave
New York, NY 10017
1-212-464-2070

Part I

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL
The Trust and the Fund
The Fund is a series of Six Circles Trust, an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 8, 2017, pursuant to a Declaration of Trust dated November 8, 2017, as amended and restated on June 12, 2018, and further amended to add fund series on September 21, 2018, November 19, 2019, April 13, 2020 and March 20, 2024.
Share Classes
Currently, the Fund offers one class of shares.
Miscellaneous
This SAI describes the financial history, investment strategies and policies, management and operation of the Fund in order to enable investors to select the Fund or Funds which best suit their needs.
This SAI provides additional information with respect to the Fund and should be read in conjunction with the Fund’s current Prospectus. Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Fund’s executive offices are located at 270 Park Avenue, New York, NY 10017.
This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to the Fund. Part II of this SAI contains information that generally applies to all of the Six Circles Funds. Throughout this SAI, Six Circles Trust is referred to as the “Trust.” The Trust’s Board of Trustees is referred to herein as the “Board of Trustees” or the “Board” and each trustee or director is referred to as a “Trustee.”
The Fund is advised by J.P. Morgan Private Investments Inc. (“JPMPI”) and sub-advised by the following sub-advisers and sub-sub-adviser: AHL Partners LLP (“AHL”), Pacific Investment Management Co. (“PIMCO”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), Dynamic Beta Investments LLC (“DBi”), BlackRock Investment Management, LLC. (“BlackRock”), BlackRock International Limited (“BIL”) and Capital Fund Management S.A. (“CFM”). JPMPI is also referred to herein as the “Adviser.” AHL, PIMCO, T. Rowe Price, DBi, BlackRock and CFM are also referred to herein as the “Sub-Advisers” and, individually, as a “Sub-Adviser.” BIL is also referred to herein as a “Sub-Sub-Adviser.” Certain references herein to the Adviser may also include a Sub-Adviser, as the context requires. Additionally, certain references herein to a Sub-Adviser may also include a Sub-Sub-Adviser, as the context requires.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Fund are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.
The Adviser has registered with the Commodity Futures Trading Commission (the “CFTC”) as a “commodity pool operator” under the Commodity Exchange Act of 1936, as amended, with respect to the Fund and is a member of the National Futures Association. The Adviser expects to operate the Fund in accordance with the exemptions set forth in CFTC Regulation 4.12(c)(3), which allows for “substituted compliance” with respect to certain CFTC recordkeeping, reporting and disclosure requirements on the basis of the Fund’s compliance with SEC rules and regulations applicable to the Fund and the Adviser. As a result, the Adviser will not be subject to certain aspects of the CFTC’s rules ordinarily applicable to commodity pool operators, including the specific disclosure requirements under CFTC rules in connection with its management of the Fund.
INVESTMENT POLICIES
The following investment policies have been adopted by the Trust with respect to the Fund. The investment policies listed below under the heading “Fundamental Investment Policies” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as such term is defined in the “Additional Information” section in Part II of this SAI. All other investment policies of the Fund (including its investment objective) are non-fundamental, unless otherwise designated in the Prospectus or herein, and may be changed by the Trustees of the Fund without shareholder approval.
Part I - 1

Except for the restrictions on borrowings set forth below, the percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation and the Fund may continue to hold any securities affecting that percentage or rating policy. With respect to the fundamental investment policy regarding borrowing, the 1940 Act generally limits the Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” As noted in “Investment Strategies and Policies — Miscellaneous Investment Strategies and Risks — Borrowings” in Part II of this SAI, in addition to temporary borrowing, the Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the U.S. Securities and Exchange Commission (“SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.
Pursuant to Rule 22e-4 under the 1940 Act, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, such Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Adviser has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Board has approved the designation of the Six Circles Fund Liquidity Risk Forum to administer the Fund’s liquidity risk management program and related procedures. The limits on the Fund’s investments in illiquid investments are applied as of the date the Fund purchases an illiquid investment. It is possible that the Fund’s holdings of illiquid investments could exceed such a limitation, for example as a result of market developments or redemptions. In such instances, the Fund must take steps to bring its illiquid investments to or below the limitation threshold within a reasonable period of time.
For purposes of fundamental investment policies regarding industry concentration, “to concentrate” generally means to invest more than 25% of the Fund’s total assets, taken at market value at the time of investment. Fundamental investment policies regarding industry concentration do not apply to securities issued or guaranteed as to principal or interest by the U.S. government, any state or territory of the United States, its agencies, instrumentalities, or political subdivisions, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by any of the foregoing. Additionally, for the purposes of this restriction: (i) an investment in a loan participation will be considered to be an investment in the securities or obligations of the issuer of the loan to which the participation relates; and (ii) an investment in a repurchase agreement, reverse repurchase agreement, collateralized loan obligation, collateralized bond obligation, collateralized debt obligation or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset.
For purposes of fundamental investment policies regarding industry concentration, the issuer of a security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal and interest on the security. When identifying sectors, industry groups, industries or sub-industries for purposes of the Fund’s concentration policy, the Fund can utilize any one or more of the industry and/or sub-industry classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the Adviser. The Adviser may classify and re-classify companies in a particular industry or sub-industry and define and re-define industries and sub-industries in any reasonable manner, consistent with SEC guidance. Accordingly, the composition of an industry or group of industries may change from time to time. The policy will be interpreted to give broad authority to the Adviser as to how to classify issuers.
The Multi-Strategy Fund is generally unconstrained by any particular capitalization, sector or style and, may invest in any foreign country (including emerging market countries). The Fund is subject to the fundamental and non-fundamental investment policies and investment restrictions that are described herein and by any restrictions imposed by applicable law.
The Multi-Strategy Fund may pursue its investment objective by investing in Six Circles Multi-Strategy Sub-Fund I Ltd., Six Circles Multi-Strategy Sub-Fund II Ltd. and Six Circles Multi-Strategy Sub-Fund III Ltd., all being wholly-owned subsidiaries of the Multi-Strategy Fund organized under the laws of the Cayman Islands (each a “Multi-Strategy Subsidiary” and together the “Multi-Strategy Subsidiaries”). The Multi-Strategy Subsidiaries are advised by JPMPI and sub-advised by AHL, DBi and CFM, respectively, and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Multi-Strategy Fund. The Multi-Strategy Subsidiaries will be managed
Part I - 2

pursuant to the existing compliance policies and procedures that have been adopted by the Fund. As a result, in managing each Multi-Strategy Subsidiary’s portfolio, JPMPI, AHL, DBi and CFM are subject to the same investment policies and restrictions that apply to the management of the Fund, and in particular, to the requirements relating to portfolio leverage, liquidity, brokerage and the timing and method of valuation of each Multi-Strategy Subsidiary’s portfolio investments and shares of the Multi-Strategy Subsidiary. The Multi-Strategy Fund and each Multi-Strategy Subsidiary will test for compliance with investment restrictions on a consolidated basis. By investing in the Multi-Strategy Subsidiaries, the Multi-Strategy Fund is indirectly exposed to the risks associated with each Multi-Strategy Subsidiary’s investments. The investments held by each Multi-Strategy Subsidiary are generally similar to those held by the Multi-Strategy Fund and are subject to the same risks that apply to similar investments if held directly by the Multi-Strategy Fund. See “Investment Strategies and Policies — Miscellaneous Investment Strategies and Risks — Investments in the Subsidiary” in Part II of this SAI for a more detailed discussion of the Multi-Strategy Subsidiary.
Fundamental Investment Policies
The Fund:
(1) May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;
(2) May not borrow money, except to the extent permitted by applicable law;
(3) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the Securities Act of 1933, as amended;
(4) May purchase or sell commodities, commodities contracts, and commodity derivatives contracts to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder, or applicable orders of the SEC, as such statute, rules, regulations, or orders may be amended from time to time;
(5) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may:
(a) invest in securities or other instruments directly or indirectly secured by real estate, and
(b) invest in securities or other instruments issued by issuers that invest in real estate; and
(6) May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law.
Fundamental investment policies (1) and (2) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Generally, the 1940 Act limits the Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” As noted in “Investment Strategies and Policies — Miscellaneous Investment Strategies and Risks — Borrowings” in Part II of this SAI, in addition to temporary borrowing, the Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. The Fund may also borrow money if such borrowing does not constitute “senior securities” under the 1940 Act or engage in economically similar transactions if those transactions comply with the applicable requirements of the SEC under the 1940 Act.
In addition, except as otherwise permitted by the SEC, the Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry.
Non-Fundamental Investment Policies
The investment policies described below are non-fundamental policies of the Fund and may be changed by the Board of Trustees without shareholder approval, subject to 1940 Act limitations.
The Fund may not acquire any illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are
Part I - 3

deemed to be illiquid; certain securities that are restricted as to resale may nonetheless be resold by a Fund in accordance with Rule 144A under the Securities Act of 1933. Such securities may be determined by the Adviser or Sub-Advisers to be liquid for purposes of compliance with the limitation on a Fund’s investment in illiquid securities.
 For purposes of investment policies and restrictions, the Fund may value derivative instruments at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value), or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or less than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
From time to time, the Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) including, but not limited to, where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if the Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.
The Fund has investment policies, limitations, or practices that are applicable “normally” or under “normal circumstances” or “normal market conditions” (as stated above and elsewhere in this SAI or in the Prospectus). Pursuant to the discretion of the Fund’s Sub-Advisers, these investment policies, limitations, or practices may not apply during periods of abnormal purchase or redemption activity or during periods of unusual or adverse market, economic, political or other conditions. Such market, economic or political conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions, or increased governmental intervention in the markets or industries. During such periods, the Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.
INVESTMENT PRACTICES
The Fund invests in a variety of securities and employs a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Fund. The Fund may invest in other securities or use new investment techniques at any time in the Adviser’s discretion. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.
Instrument	Part II Section Reference
Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.
Mortgage-Related Securities
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.
Asset- Backed Securities
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	Auction Rate Securities
Part I - 4

Instrument	Part II Section Reference
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.
Bank Obligations
Borrowings: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception of borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.
Miscellaneous Investment Strategies and Risks
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date.
Options and Futures Transactions
Collateralized Loan Obligations: Securities backed by an underlying portfolio of loan obligations.	Asset-Backed Securities
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Commercial Paper
Commodities: A range of assets with tangible properties, such as oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals
(e.g., gold and silver), industrial metals (e.g., copper), and softs (e.g., cocoa, coffee, and sugar).
Liquidity Market
Commodity-Linked Derivatives: Securities whose value derives from the price of a commodity, including commodity futures and commodity options.	Credit Interest Rate Liquidity Market
Common Stock: Shares of ownership of a company.	Equity Securities, Warrants and Rights
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	Equity Securities, Warrants and Rights
Contracts for Difference: A privately negotiated arrangement between two parties where the return is linked to the price movement of an underlying security or stock market index.	Swaps and Related Swap Products
Convertible Securities: Bonds or preferred stock that can convert to common stock, including contingent convertible securities.	Convertible Securities
Corporate Debt Securities: May include bonds and other debt securities
(including high yield securities) of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.
Debt Instruments
Credit Default Swaps (“CDSs”): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.
Swaps and Related Swap Products
Custodial Receipts: The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.
Custodial Receipts
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.
Demand Features
Part I - 5

Instrument	Part II Section Reference
Distressed Investments: Investments in the obligations (e.g., bonds, loans, equity, etc.) of an issuer undergoing restructuring, bankruptcy or other financial distress.	Debt Instruments
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	Foreign Investments (including Foreign Currencies)
Exchange-Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index.
ETFs include a wide range of investments.
Investment Company Securities and Exchange- Traded Funds
Foreign Currency Transactions: Strategies used to hedge against interest rate and currency risks, for other risk management or operational purposes or to increase income or gain to the Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-
deliverable forwards), forward rate agreements and interest rate and currency swaps, caps and floors.
Foreign Investments (including Foreign Currencies)
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary
Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European
Depositary Receipts (“EDRs”) and American Depositary Securities
(“ADSs”).
Foreign Investments (including Foreign Currencies)
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but deemed by the Fund’s Adviser to be of comparable quality.
Debt Instruments
Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.
Debt Instruments
Initial Public Offerings (“IPOs”): A transaction in which a previously private company makes its first sale of stock to the public.	Equity Securities, Warrants and Rights
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.
Inverse Floating and Interest Rate Caps
Investment Company Securities: Shares or units issued by entities that pool investor capital to invest in portfolios of securities, such as stocks, bonds, and other assets. Regulated primarily under the Investment Company Act of
1940, these include money market funds and other mutual funds (open-end), closed-end funds, and unit investment trusts (“UITs”).
Investment Company Securities and Exchange- Traded Funds
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries.	Loans
Master Limited Partnerships (“MLPs”): Limited partnerships that are publicly traded on a securities exchange.	Miscellaneous Investment Strategies and Risks
Mortgages (Directly Held): Debt instruments secured by real property.	Mortgage-Related Securities
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans, such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”) and other asset-backed structures.
Mortgage-Related Securities
Part I - 6

Instrument	Part II Section Reference
Mortgage Dollar Rolls[1]: A transaction in which the Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.

Mortgage-Related Securities
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.
Municipal Securities
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	Miscellaneous Investment Strategies and Risks
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	Foreign Investments (including Foreign Currencies)
Options and Futures Transactions: The Fund may purchase and sell (a)
exchange-traded and over-the-counter put and call options on securities, indexes of securities and futures contracts on securities, indexes of securities, interest rate futures contracts and interest rate swaps, and (b) futures contracts on securities and indexes of securities.
Options and Futures Transactions
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	Equity Securities, Warrants and Rights
Private Placements, Restricted Securities and Other Unregistered Securities:
Securities not registered under the Securities Act of 1933, as amended (the
“1933 Act”) such as privately placed commercial paper and Rule 144A securities.
Miscellaneous Investment Strategies and Risks
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	Real Estate Investment Trusts
Regulation S Securities: Securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the 1933 Act.	Regulation S Securities
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Repurchase Agreements
Reverse Repurchase Agreements[1]: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date.	Reverse Repurchase Agreements
Securities Issued in Connection with Reorganizations and Corporate
Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.
Miscellaneous Investment Strategies and Risks
Securities Lending: The lending of up to 33 1∕3% of the Fund’s total assets. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.	Securities Lending
Short Selling: A Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a
Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.
Short Selling
1
All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1∕3% of the Fund’s total assets except as permitted by law.
Part I - 7

Instrument	Part II Section Reference
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	Short-Term Funding Agreements
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	Foreign Investments (including Foreign Currencies)
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (“IO”) and Principal-Only (“PO”)
securities issued outside a Real Estate Mortgage Investment Conduit
(“REMIC”) or CMO structure.
Mortgage- Related Securities
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter.
Structured investments are organized and operated to restructure the investment characteristics of the underlying index, currency, commodity or financial instrument.
Structured Investments
Subsidiary: A wholly-owned subsidiary of a Fund through which such Fund seeks to gain exposure to commodities investments.	Investments in the Subsidiary
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.
Swaps and Related Swap Products
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions)
on the part of the purchaser to tender it periodically to a third party at par.
Structured Investments
Temporary Defensive Positions: To respond to unusual circumstances, the Fund may invest a portion of its total assets in cash and cash equivalents for temporary defensive purposes.	Miscellaneous Investment Strategies and Risks
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S.
Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment
Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury
Securities (“CATS”).
Treasury Receipts
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.
Trust Preferred Securities
U.S. Government Agency Securities: Securities issued or guaranteed by agencies and instrumentalities of the U.S. government. These include all types of securities issued by the Government National Mortgage Association
(“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”)
and the Federal Home Loan Mortgage Corporation (“Freddie Mac”),
including funding notes, subordinated benchmark notes, CMOs and
REMICs.
Mortgage-Related Securities
Part I - 8

Instrument	Part II Section Reference
U.S. Government Obligations: May include direct obligations of the U.S.
Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United
States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities
(“STRIPS”) and Coupons Under Book-Entry Safekeeping (“CUBES”).
U.S. Government Obligations
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to a Fund on demand or at the expiration of a specified term.
Debt Instruments
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	When- Issued Securities, Delayed Delivery Securities and Forward Commitments
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.
Debt Instruments
DIVERSIFICATION
Six Circles Trust is a registered management investment company. The Fund is a non-diversified fund of Six Circles Trust. For a more complete discussion, see the “Diversification” section in Part II of this SAI.
PORTFOLIO TURNOVER
A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser and the Sub-Advisers intend to manage the Fund’s assets by buying and selling securities and investments to help attain its investment objective. The Fund may engage in active and frequent trading of portfolio investments in seeking to achieve its investment objective. The Fund will not consider portfolio turnover rate as a limiting factor in making investment decisions. Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of the Fund’s shares as well as by requirements that enable a Fund to receive favorable tax treatment. A portfolio turnover rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a year. Certain practices that may be employed by the Fund could result in high portfolio turnover. For example, portfolio investments may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, an investment may be sold and another investment of comparable quality purchased at approximately the same time to take advantage of what the Adviser or a Sub-Adviser believes to be a temporary disparity in the normal yield relationship between the two investments. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of investments. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. High portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by the Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.
Part I - 9

The table below sets forth the Fund’s portfolio turnover rate for the years indicated:
	Portfolio Turnover Rate for Fiscal Year Ended December 31,
Fund	2024	2025
Multi-Strategy Fund*	162.07%	652.39%
* The Fund commenced operations as of September 18, 2024.
The portfolio turnover rate for the Multi-Strategy Fund was higher during the year primarily due to the fiscal year ending December 31, 2025, being its first full year of operation. While net assets increased over the course of the year, trading volumes have also significantly increased compared to the prior year.
TRUSTEES
Ownership of Securities
The Trustees of Six Circles Trust do not beneficially own any equity securities of the Fund, since the Trustees are not technically eligible investors.
As of the date hereof, none of the Trustees who are not “interested persons” (as defined by the 1940 Act) of the Fund (the “Independent Trustees”) or their immediate family members owned securities of the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.
Trustee Compensation
As of January 1, 2026, the Fund Complex(1), which includes all of the funds in the Six Circles Trust and several additional registered funds that are also overseen by the Trustees, will collectively pay each Trustee who is not an employee of J.P. Morgan or its affiliated entities an annual base fee of $305,000 (with any new Trustee receiving a pro rata portion of the base fee depending on when each became a Trustee). The Fund Complex will pay the Audit Committee chair $30,000 annually in addition to his base fee and the Lead Independent Trustee $50,000 annually in addition to her base fee. This aggregated compensation is allocated among each fund in the Fund Complex in the following manner: (i) a fixed allocation of $20,000 per fund; and (ii) the remaining portion of the aggregate compensation allocated ratably by net assets among the funds.
Trustee aggregate compensation paid by the Fund and the Six Circles Funds Complex for the fiscal year ended December 31, 2025, is set forth below:
Name of Trustee	Multi-Strategy Fund	Total Compensation Paid From Fund Complex(1)
Lisa M. Borders	$5,941	$260,000
James Donovan*	6,335	303,000
Kevin Klingert	5,941	260,000
Neil Medugno	6,188	287,000
Lauren K. Stack	5,941	260,000
(1)
A Fund Complex means two or more registered investment companies that: (i) hold themselves out to investors as related companies for purposes of investment and investor services; or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The Fund Complex for which the Board of Trustees serves currently includes three registered investment companies (12 funds).
* Resigned as a Trustee as of 12/31/2025.
For a more complete discussion, see the “Indemnification and Trustee Compensation” section in Part II of this SAI.
Part I - 10

INVESTMENT ADVISER, SUB-ADVISERS AND SUB-SUB ADVISERS
Investment Advisory Fees
The table below sets forth the investment advisory fees paid by the Fund to the Adviser, with respect to the fiscal years indicated:
	Fiscal Year Ended 12/31/23		Fiscal Year Ended 12/31/24		Fiscal Year Ended 12/31/25
Fund	Paid	Waived	Paid	Waived	Paid	Waived
Multi-Strategy Fund*	N/A	N/A	$1,998,000	$1,230,000	$13,893,000	$8,377,000
* The Fund commenced operations as of September 18, 2024.
The Adviser has contractually agreed to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Adviser or a Fund is required to pay the Fund’s Sub-Advisers.
The Multi-Strategy Fund may pursue its investment objective by investing in the Multi-Strategy Subsidiaries. Each Multi-Strategy Subsidiary has entered into a separate contract with JPMPI whereby JPMPI provides investment advisory services to such Subsidiary (each, a “Multi-Strategy Subsidiary Advisory Agreement”). In recognition of the fact that JPMPI receives compensation from the Multi-Strategy Fund under its investment advisory agreement with the Multi-Strategy Fund, JPMPI receives no additional compensation from the Multi-Strategy Subsidiaries for the services rendered pursuant to the Multi-Strategy Subsidiary Advisory Agreements.
Sub-Advisers and Sub-Sub-Advisers
AHL, PIMCO, T. Rowe Price, DBi, BlackRock and CFM serve as Sub-Advisers to the Multi-Strategy Fund. BIL serves as Sub-Sub-Adviser to the Multi-Strategy Fund. All Sub-Advisers discharge their responsibilities subject to the policies of the Trustees and the supervision of the Adviser. Each of AHL, PIMCO, T. Rowe Price, DBi, BlackRock, CFM and BIL is independent of the Adviser. All Sub-Advisers discharge their responsibilities subject to the policies of the Trustees and the supervision of the Adviser. Each Sub-Adviser is paid a monthly fee equal to a percentage of the daily net assets of the Fund allocated to it. The Sub-Sub-Adviser is paid a fee from the Sub-Adviser with which it has entered into a sub-sub-advisory agreement.

The table below sets forth the sub-advisory fees paid by JPMPI or the Fund to the Sub-Advisers with respect to the fiscal years indicated:
Fund	Fiscal Year Ended 12/31/23	Fiscal Year Ended 12/31/24	Fiscal Year Ended 12/31/25
Multi-Strategy Fund*	N/A	$768,000	$5,516,000
* The Fund commenced operations as of September 18, 2024.
The Multi-Strategy Fund may pursue its investment objective by investing in the Subsidiaries. JPMPI has entered into separate contracts with AHL, DBi and CFM whereby AHL, DBi and CFM provide investment subadvisory services to the Subsidiaries (each, a “Subsidiary Sub-Advisory Agreement”). In recognition of the fact that AHL, DBi and CFM receive compensation from JPMPI for providing investment sub-advisory services for the Multi-Strategy Fund under their investment sub-advisory agreements with JPMPI, AHL, DBi and CFM receive no additional compensation from JPMPI for the services rendered pursuant to each Subsidiary Sub-Advisory Agreement.
For a more complete discussion, see the “Investment Adviser, Sub-Advisers and Sub-Sub-Advisers” section in Part II of this SAI.
PORTFOLIO MANAGERS
Portfolio Managers’ Other Accounts Managed†
Adviser
Part I - 11

The following table shows information regarding all of the other accounts managed for which advisory fees are not based on performance of the accounts that are managed by each portfolio manager as of December 31, 2025:
Portfolio Managers	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Multi-Strategy Fund
Richard Madigan	9	$129,080	9	$16,382	959,838	$550,568
Jeffrey Gaffney	7	89,433	9	16,382	959,838	550,568
Jeffrey Eshelman	7	89,433	9	16,382	959,838	550,568
Boris Arabadjiev	2	279	9	16,382	959,838	550,568
Thomas Byrnes	2	279	—	—	—	—
Jesse Rosenblum	7	89,433	—	—	831,013	407,365
*
Assets made up of discretionary programs which can include investment into the Six Circles Funds. Therefore, the amount of total assets in “Other Accounts” also includes assets in Six Circles Funds shown in the “Registered Investment Company” section.
The following table shows information regarding all of the other accounts managed for which advisory fees are based on performance of the accounts that are managed by each portfolio manager as of December 31, 2025:
Portfolio Managers	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Multi-Strategy Fund
Richard Madigan	—	—	—	—	—	—
Jeffrey Gaffney	—	—	—	—	—	—
Jeffrey Eshelman	—	—	—	—	—	—
Boris Arabadjiev	—	—	—	—	—	—
Thomas Byrnes	—	—	—	—	—	—
Jesse Rosenblum	—	—	—	—	—	—
Sub-Advisers and Sub-Sub-Advisers
The following table shows information regarding all of the other accounts managed for which advisory fees are not based on performance of the accounts that are managed by each portfolio manager of a Sub-Adviser and Sub-Sub-Adviser as of December 31, 2025:
Fund, Sub-Adviser and Portfolio Manager(s)	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Multi-Strategy Fund
AHL
Russell Korgaonkar	6	$1,900	9	$8,300	5	$1,500
Giuliana Bordigoni	5	1,600	18	10,600	5	772
PIMCO
Daniel Hyman	23	35,907	10	4,787	25	81,573
Alfred Murata	26	303,559	17	56,491	6	3,108
T. Rowe Price
Paul M. Massaro	3	9,795	8	3,376	12	4,480
Steve Finamore	—	—	1	1,292	1	34
DBi
Andrew Beer	2	2,225	4	1,711	2	96
Mathias Mamou-Mani	2	2,225	4	1,711	2	96
BlackRock and BIL
Part I - 12

Fund, Sub-Adviser and Portfolio Manager(s)	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Raffaele Savi	36	$44,730	63	$49,390	19	$36,980
Kevin Franklin	8	16,940	190	18,550	35	44,390
Richard Mathieson	33	34,110	305	38,680	46	65,300
CFM
Marc Potters	3	54,100	26	1,879,200	6	67,200
Yves Lemperiere	3	54,100	26	1,879,200	6	67,200
Raphael Benichou	3	54,100	26	1,879,200	6	67,200
The following table shows information regarding all of the other accounts managed for which advisory fees are based on performance of the accounts that are managed by each portfolio manager of a Sub-Adviser and Sub-Sub-Adviser as of December 31, 2025:
Fund, Sub-Adviser and Portfolio Manager(s)	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Multi-Strategy Fund
AHL
Russell Korgaonkar	—	—	5	$5,200	3	$1,100
Giuliana Bordigoni	—	—	15	10,200	—	—
PIMCO
Daniel Hyman	—	—	3	414	3	6,562
Alfred Murata	—	—	6	14,903	—	—
T. Rowe Price
Paul M. Massaro	—	—	—	—	—	—
Steve Finamore	—	—	—	—	—	—
DBi	—	—	—	—	—	—
Andrew Beer	—	—	—	—	—	—
Mathias Mamou-Mani	—	—	—	—	—	—
BlackRock and BIL
Raffaele Savi	—	—	11	21,680	3	4,360
Kevin Franklin	—	—	9	4,170	6	8,980
Richard Mathieson	—	—	5	2,600	9	10,850
CFM	—	—
Marc Potters	—	—	21	1,807,100	6	84,800
Yves Lemperiere	—	—	21	1,807,100	6	84,800
Raphael Benichou	—	—	21	1,807,100	6	84,800
†
Indicates other RIC(s), PIV(s) or other accounts managed for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount.
Portfolio Managers - Ownership of Securities
As of December 31, 2025, Boris Arabadjiev is the only portfolio manager of the Fund to beneficially own shares of the Fund. The following tables indicate the dollar range of securities of the Fund beneficially owned by Boris Arabadjiev, as of December 31, 2025:
Aggregate Dollar Range of Securities in the Fund
	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
BORIS ARABADJIEV
Multi-Strategy Fund			X
Part I - 13

ADMINISTRATOR
Administrator Fees
For its administrative services, Brown Brothers Harriman & Co., in addition to fixed fees charged for various specific services, receives an annual asset-based fee of 0.95 basis points on assets up to the first $5 billion, 0.85 basis points on assets between $5-10 billion, 0.75 basis points on assets between $10-15 billion and 0.55 basis points on assets in excess of $15 billion, plus out-of-pocket expenses. The asset-based fee is calculated based on net assets and allocated daily based on the relative assets of the Fund.
The table below sets forth the fees paid by the Fund to Brown Brothers Harriman & Co. for the fiscal year ended December 31, 2025 (amounts in thousands):
Fund	Paid
Multi-Strategy Fund	$116
For a more complete discussion, see the “Administrator” section in Part II of this SAI.
DISTRIBUTOR
Compensation Paid to Distributor
The Distributor does not receive compensation from the Fund. Instead, the Adviser compensates the Distributor out of its own resources for certain distribution-related services.
The Fund is not subject to distribution fees. For more information on the Distributor, see the “Distributor” section in Part II of this SAI.
BROKERAGE AND RESEARCH SERVICES
Brokerage Commissions
The table below sets forth the brokerage commissions paid by each Fund for the fiscal year ended December 31, 2025:
Fund	Brokerage Commissions Paid
Multi-Strategy Fund
Total Brokerage Commissions	-
Brokerage Commissions to Affiliated Broker-Dealers	-
Percentage of Total Brokerage Commissions Paid to Affiliated Broker Dealers	N/A
Percentage of Total Brokerage Transactions Effected Through Affiliated Broker Dealers	N/A
The amount of brokerage commissions paid by the Fund may vary significantly from year to year due to a variety of factors, including the investments selected by the Sub-Adviser, investment strategy changes, changing asset levels, shareholder activity and/or portfolio turnover.
For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.
Broker Research
For the fiscal year ended December 31, 2025, the Adviser has not allocated brokerage commissions to brokers who provided broker research, including third party research, for the Fund.
Securities of Regular Broker-Dealers
As of December 31, 2025, the Fund did not own securities of its regular broker-dealers (or parents thereof).
For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.
Part I - 14

TAX MATTERS
Capital Loss Carryforwards
As of December 31, 2025, the Fund had the following net capital loss carryforwards (amounts in thousands):
Capital Loss Carryforward Character
Fund	Short-Term	Long-Term
Multi-Strategy Fund	-	-
For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.
SHARE OWNERSHIP
Trustees and Officers
As of December 31, 2025, the officers and Trustees, as a group, owned less than 1% of the shares of any class of the Fund.
Principal Holders
A principal holder is any person who owns (either of record or beneficially) 5% or more of any class of outstanding shares of a Fund. Persons owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons may have the ability to control the outcome on any matter requiring the approval of shareholders of the Fund.
As of December 31, 2025, J.P. Morgan Securities LLC was the record owner on behalf of its customers of 100% of the Fund.
PROXY VOTING PROCEDURES AND GUIDELINES
Proxy voting authority with respect to portfolio securities of the Fund has been delegated to the Adviser, which in turn has delegated such authority to the Sub-Advisers. For more information on proxy voting, including a summary of each Sub-Adviser’s proxy voting policy, see the “Proxy Voting and Guidelines” section and Appendix C in Part II of this SAI.
FINANCIAL STATEMENTS
The Financial Statements of the Fund are incorporated by reference into this SAI. The Financial Statements for the fiscal year ended December 31, 2025, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the Fund, as indicated in its report with respect thereto, and are incorporated herein by reference in reliance on the report of said firm, given on the authority of said firm as experts in accounting and auditing. The Financial Statements are available online at www.sixcirclesfunds.com without charge upon request by calling your J.P. Morgan representative collect at 1-212-464-2070.
Part I - 15

STATEMENT OF ADDITIONAL INFORMATION
PART II
May 1, 2026
Part II of this SAI describes policies and practices that apply to each of the Funds, for which Part I precedes this Part II. Part II is not a standalone document and must be read in conjunction with Part I. Capitalized terms used and not otherwise defined in this Part II have the meanings given to them in Part I of this SAI.

Part II

Part II - i

Part II - ii

Part II - iii

Part II - iv

Part II - v

Part II - vi

INVESTMENT STRATEGIES AND POLICIES
As noted in the applicable Prospectus for each of the Funds, in addition to the main investment strategy and the main investment risks described in the Prospectus, each Fund may employ other investment strategies and may be subject to other risks, which are described below. The Funds may engage in the practices described below to the extent consistent with their investment objectives, strategies, policies and restrictions. However, no Fund is required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. Because the following is a combined description of investment strategies of all of the Funds: (i) certain matters described herein may not apply to particular Funds; (ii) certain references to the Adviser may also include a Sub-Adviser, as the context requires; and (iii) certain references to a Sub-Adviser may also include a Sub-Sub-Adviser, as the context requires.
For a list of investment strategies and policies employed by each Fund, see “INVESTMENT PRACTICES” in Part I of this SAI.
Asset-Backed Securities
Asset-backed securities consist of securities secured by company receivables, home equity loans, truck and auto loans, leases, or credit card receivables. Asset-backed securities also include other securities backed by other types of receivables or other assets, including collateralized debt obligations (“CDOs”), asset-backed commercial paper (“ABCP”) and other similarly structured securities. CDOs include collateralized loan obligations (“CLOs”) and collateral bond obligations (“CBOs”). Such assets are generally securitized through the use of trusts or special purpose corporations. Asset-backed securities are backed by a pool of assets representing the obligations often of a number of different parties. Certain of these securities may be illiquid.
Asset-backed securities are generally subject to the risks of the underlying assets. In addition, asset-backed securities, in general, are subject to certain additional risks including depreciation, damage or loss of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In addition, the underlying assets (for example, underlying home equity loans) may be refinanced or paid off prior to maturity during periods of increasing or declining interest rates. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Changes in prepayment rates can result in greater price and yield volatility. If asset-backed securities are pre-paid, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. Under certain prepayment rate scenarios, a Fund may fail to recover additional amounts paid (i.e., premiums) for securities with higher interest rates, resulting in an unexpected loss.
A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. While many CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.
The cash flows for CDOs from the SPE usually are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CDO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as
Part II - 1

investor aversion to CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
The risks of an investment in a CDO depend largely on the type of the collateral or securities and the class of the CDO in which a Fund invests. CDO tranches often have credit ratings and are typically issued in classes with various priorities. Normally, CDOs are privately offered and sold (that is, they are not registered under the securities laws), and may be subject to additional liquidity risks. However, an active dealer market may exist for CDOs, allowing a CDO to be sold pursuant to Rule 144A. In addition to the risks typically associated with fixed income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; (viii) values may be volatile; (ix) disputes with the issuer may produce unexpected results; and (x) the CDO’s manager may perform poorly.
Certain Funds may purchase ABCP that is issued by conduits sponsored by banks, mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. To protect investors from the risk of non-payment, ABCP programs are generally structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop issuance and wind-down triggers. There can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP. The repayment of ABCP issued by a conduit depends primarily on the conduit’s ability to issue new ABCP, access to the liquidity or credit support and, to a lesser extent, cash collections received from the conduit’s underlying asset portfolio. There could be losses to a Fund’s investing in ABCP in the event that: (i) the Fund is unable to access the liquidity or credit support for the ABCP; (ii) the conduit is unable to issue new ABCP; (iii) there is credit or market deterioration in the conduit’s underlying portfolio; and (iv) there are mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP.
Some ABCP programs historically have provided for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity by issuing additional ABCP. This may delay the sale of the underlying collateral and a Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.
Total Annual Fund Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectus do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by Section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”).
Auction Rate Securities
Auction rate securities consist of auction rate municipal securities and auction rate preferred securities sold through an auction process issued by closed-end investment companies, municipalities and governmental agencies. For more information on risks associated with municipal securities, see “Municipal Securities” below.
Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a
Part II - 2

specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. Failed auctions may adversely impact the liquidity of auction rate securities investments. There is no guarantee that a liquid market will exist for a Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.
Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the closed-end fund on the securities in its portfolio and distributed to holders of the preferred securities. However, such designation may be made only if the closed-end fund treats preferred securities as equity securities for federal income tax purposes and the closed-end fund elects to be treated as a regulated investment company and complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”).
A Fund’s investment in auction rate preferred securities of closed-end funds is subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed under the 1940 Act. A Fund is generally prohibited from acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of a Fund’s total assets in securities of any one such investment company or more than 10% of its total assets in securities of all such investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Fund.
Bank Obligations
Bank obligations consist of bankers’ acceptances, certificates of deposit, bank notes and time deposits.
Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.
Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit may also include those issued by foreign banks outside of the United States. Such certificates of deposit include Eurodollar and Yankee certificates of deposit. Eurodollar certificates of deposit are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States. Yankee certificates of deposit are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Certain Funds may also invest in obligations (including bankers’ acceptances and certificates of deposit) denominated in foreign currencies (see “Foreign Investments (including Foreign Currencies)”) herein. With regard to certificates of deposit issued by U.S. banks and savings and loan associations, to be eligible for purchase by a Fund, a certificate of deposit must be issued by (i) a domestic or foreign branch of a U.S. commercial bank which is a member of the Federal Reserve System or the deposits of which are insured by the Federal Deposit Insurance Corporation, or (ii) a domestic savings and loan association, the deposits of which are insured by the Federal Deposit Insurance Corporation.
Time deposits are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market.
The Funds will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank.
Subject to the Funds’ limitations on concentration in a particular industry, there is no limitation on the amount of a Fund’s assets which may be invested in obligations of banks which meet the conditions set forth herein.
Commercial Paper
Commercial paper is defined as short-term obligations, generally with maturities from 1 to 270 days issued by banks or bank holding companies, corporations and finance companies. Although commercial paper is generally unsecured, the Funds may also purchase secured commercial paper. In the event of a default of an issuer of secured commercial paper, a Fund may hold the securities and other investments
Part II - 3

that were pledged as collateral even if it does not invest in such securities or investments. In such a case, the Fund would take steps to dispose of such securities or investments in a commercially reasonable manner. Commercial paper includes master demand obligations. See “Variable and Floating Rate Instruments” below.
Certain Funds may also invest in Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. See “Risk Factors of Foreign Investments” below. Certain Funds may purchase commercial paper that is issued by conduits, including ABCP. Additional information about ABCP is included under “Asset-Backed Securities.”
Commodity-Related Investments
A Fund is permitted to invest in a range of markets, including the commodity markets, which include a range of assets with tangible properties, such as oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper), and softs (e.g., cocoa, coffee, and sugar). A Fund may obtain such exposure by investing in commodity-related derivatives (as defined below).
Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or foreign currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions or catastrophes, livestock disease, trade embargoes, depletion of natural reserves or deposits, insufficient storage capacity, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, war, terrorist or criminal activity, failures of infrastructure, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels). Certain commodities (and related derivatives) are susceptible to negative prices due to factors such as supply surpluses caused by global events. In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials. Actions of and changes in governments, and political and economic instability, in commodity-producing and exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation may also impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.
A Fund is permitted to invest in derivatives whose values are based on the value of a commodity, commodity index, or other readily-measurable economic variables dependent upon changes in the value of commodities or the commodities markets (“commodity-related derivatives”). The value of commodity-related derivatives fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable.
A Fund’s ability to engage in commodity-related investments may be limited by tax considerations. See “Distributions and Tax Matters” for further discussion of these considerations.
Commodity-Linked Instruments
Commodity-linked instruments are designed to provide exposure to the price movements of real assets that trade in the commodity markets without direct investment in physical commodities. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments.
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Obtaining exposure to the price movements of physical commodities through commodity-linked instruments presents unique risks, is speculative and can be extremely volatile. Market prices of commodities may fluctuate rapidly based on numerous factors, including: changes in supply and demand relationships (whether actual, perceived, anticipated, unanticipated or unrealized); weather; agriculture; trade; domestic and foreign political and economic events and policies; diseases; pestilence; technological developments; and monetary and other governmental policies, action and inaction. The current or “spot” prices of physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. Certain commodities are used primarily in one industry, and fluctuations in levels of activity in (or the availability of alternative resources to) one industry may have a disproportionate effect on global demand for a particular commodity. Moreover, growth in industrial production and gross domestic product has made China and other developing nations oversized users of commodities and has increased the extent to which certain commodities prices are influenced by those markets.
Use of commodities and establishment of Cayman Islands based subsidiaries. In order to gain exposure to commodities, a Fund has established the Multi-Strategy Subsidiaries to invest in commodity-linked derivatives, including swaps, certain commodity-linked notes, options, futures and options on futures. Under the Code and the U.S. Internal Revenue Service (the “IRS”) guidance, subject to certain exceptions, generally no more than 25% of a Fund’s total assets, measured as of the end of each fiscal quarter, may be invested in the Multi-Strategy Subsidiaries on a consolidated basis. It is possible that the IRS may issue further guidance, or Congress may enact legislation, that adversely affects the tax treatment of a Fund’s investment in the Multi-Strategy Subsidiaries (which might be applied retroactively to a Fund), in which case such changes could limit a Fund’s ability to pursue its investment strategy and a Fund might not qualify as a regulated investment company for one or more years. It is also possible that the IRS may challenge a Fund’s determination that no more than 25% of a Fund’s total assets is invested in the Multi-Strategy Subsidiaries on a consolidated basis, in which case the IRS may challenge a Fund’s qualification as a regulated investment company for one or more years (if the Fund cannot cure the failure, as described below). In such events, the Board may authorize a change in investment strategy or Fund liquidation. In lieu of potential disqualification, a Fund is permitted under certain circumstances to pay a tax for certain failures to satisfy the diversification requirement (described under “Distributions and Tax Matters” below), which, in general, are limited to those due to reasonable cause and not willful neglect. A Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS.
Commodity-linked notes. The value of a commodity-linked note is primarily linked to the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures or option contract, a commodity index (such as the S&P GSCI), or some other readily measurable variable that reflects changes in the value of particular commodities or the commodities markets. The notes in which a Fund invests are typically issued by a bank or other financial institution or a commodity producer, and a Fund negotiates with the issuer to obtain specific terms and features that are tailored to a Fund’s investment needs. A typical note may have the following characteristics:
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Issuer: A bank, other financial institution or commodity producer with respect to commodity-linked notes.
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Maturity: 12-18 months.
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Purchase Price: A Fund purchases a note at a specified face value, for example $100 or $1,000.
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Payment Characteristics: A Fund receives an interest payment at a fixed coupon rate determined at the time of purchase. With respect to commodity-linked notes, a Fund also receives a payment at maturity that is based on the price movement of the underlying commodity, for example heating oil, or a commodity index (e.g., the S&P GSCI). This payment will typically be an amount that is a multiple of the price increase or decrease of the underlying commodity or commodity index. The investment manager currently anticipates that most notes purchased by a Fund will be leveraged at a 3 to 1 factor (i.e., the return of the index is multiplied 3x for purposes of a Fund’s returns).
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“Put” and Automatic Redemption Features: A Fund typically has the right to “put” (or sell) a commodity-linked note to the issuer at any time, at a price based on the commodity-linked note’s face value as adjusted to reflect the price movement of the underlying commodity, commodity futures or option contract, commodity index, or other economic variable. A typical note also provides that the issuer will automatically repurchase the note from a Fund if the value of the note decreases to a specified level, which would occur if the price of the underlying commodity, commodity futures or option contract, or commodity index, which ever the case may be, reached a
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level specified under the terms of the note. A Fund can negotiate with the issuer to modify any of the typical characteristics described above. For example, a Fund can negotiate to extend or shorten the maturity of a note, or to receive interest payments at a variable interest rate instead of at a fixed interest rate.
Convertible Securities
Certain Funds may invest in convertible securities. Convertible securities include any debt securities or preferred securities which may be converted into common stock or which carry the right to purchase common stock. Generally, convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.
The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holders’ claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred securities, the holders’ claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.
Convertible securities have characteristics similar to both debt and equity securities. Due to the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, selection of convertible securities, to a great extent, is based on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. In some cases, the issuer may cause a convertible security to convert to common stock. In other situations, it may be advantageous for a Fund to cause the conversion of convertible securities to common stock. If a convertible security converts to common stock, a Fund may hold such common stock in its portfolio even if it does not ordinarily invest in common stock.
Certain Funds invest in contingent securities structured as contingent convertible securities also known as CoCos. Contingent convertible securities are typically issued by non-U.S. banks and are designed to behave like bonds in times of economic health yet absorb losses when a pre-determined trigger event occurs. A contingent convertible security is a hybrid debt security either convertible into equity at a predetermined share price or written down in value (including potentially to zero) based on the specific terms of the individual security if a pre-specified trigger event occurs (the “Trigger Event”). Unlike traditional convertible securities, the conversion of a contingent convertible security from debt to equity is “contingent” and will occur only in the case of a Trigger Event. Trigger Events vary by instrument and are defined by the documents governing the contingent convertible security. Such Trigger Events may include a decline in the issuer’s capital below a specified threshold level, increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events.
Contingent convertible securities are subject to the credit, interest rate, high yield security, foreign security and markets risks associated with bonds and equities, and to the risks specific to convertible securities in general. Contingent convertible securities are also subject to additional risks specific to their structure including conversion risk. Because Trigger Events are not consistently defined among contingent convertible securities, this risk is greater for contingent convertible securities that are issued by banks with capital ratios close to the level specified in the Trigger Event.
In addition, coupon payments on contingent convertible securities are discretionary and may be cancelled by the issuer at any point, for any reason, and for any length of time. The discretionary cancellation of payments is not an event of default and there are no remedies to require reinstatement of coupon payments or payment of any past missed payments. Coupon payments may also be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves. Due to uncertainty surrounding coupon payments, contingent convertible securities may be volatile and their price may decline rapidly in the event that coupon payments are suspended.
Contingent convertible securities typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure. In certain scenarios, investors in contingent convertible securities may suffer a loss of capital ahead of equity holders or when equity holders do not. Contingent convertible securities are also subject to extension risk. Contingent convertible securities are perpetual instruments and may only be callable at pre-determined dates upon approval of the applicable regulatory authority. There is no guarantee that a Fund will receive return of principal on contingent convertible securities.
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Contingent convertible securities are a newer form of instrument and the regulatory environment for these instruments continues to evolve. Because the market for contingent convertible securities is evolving, it is uncertain how the larger market for contingent convertible securities would react to a Trigger Event or coupon suspension applicable to a single issuer.
The value of contingent convertible securities is unpredictable and will be influenced by many factors such as: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for contingent convertible securities; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.
Custodial Receipts
Certain Funds may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered U.S. government securities and are not backed by the full faith and credit of the U.S. government. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.
Debt Instruments
Below Investment Grade Securities. Securities that were rated investment grade at the time of purchase may subsequently be rated below investment grade (BB+ or lower by S&P Global Ratings (“S&P”) and Bal or lower by Moody’s Investors Service, Inc. (“Moody’s”)). Certain Funds that do not invest in below investment grade securities as a main investment strategy may nonetheless continue to hold such securities if the Adviser believes it is advantageous for the Fund to do so. The high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities also can change suddenly and unexpectedly.
Collateralized Debt Obligations. Collateralized debt obligations and similarly structured securities, sometimes known generally as CDOs, are interests in a trust or other SPE and are typically backed by a diversified pool of bonds, loans or other debt obligations. CDOs are not limited to investments in one type of debt and, accordingly, a CDO may be collateralized by corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, real estate investment trusts (“REITs”), commercial mortgage-backed securities, emerging market debt, and municipal bonds. Certain CDOs may use derivatives contracts, such as credit default swaps, to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI.
Common varieties of CDOs include the following: Collateralized loan obligations. CLOs are interests in a trust typically collateralized substantially by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans made to domestic and foreign borrowers, including loans that may be rated below investment grade or equivalent unrated loans. Collateralized bond obligations. CBOs are interests in a trust typically backed substantially by a diversified pool of high risk, below investment grade fixed income securities. Structured finance CDOs. Structured finance CDOs are interests in a trust typically backed substantially by structured investment products such as asset-backed securities and commercial mortgage-backed securities. Synthetic CDOs. In contrast to CDOs that directly own the underlying debt obligations, referred to as cash CDOs, synthetic CDOs are typically collateralized substantially by derivatives contracts, such as credit default swaps, to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI, principally counterparty risk.
CDOs are similar in structure to collateralized mortgage obligations (“CMOs”), described elsewhere in this SAI. Unless the context indicates otherwise, the discussion of CDOs below also applies to CLOs, CBOs and other similarly structured securities.
In CDOs, the cash flows from the SPE are split into two or more portions, called tranches (or classes), that vary in risk and yield. The riskiest portion is the “equity” tranche which bears the first loss from defaults on the bonds or loans in the SPE and is intended to protect the other, more senior tranches from severe, and potentially unforeseen, defaults or delinquent collateral payments (though such protection is not complete). Because they may be partially protected from defaults, senior tranches from a CDO typically have higher ratings and lower yields than the underlying collateral securities held by the trust, and
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may be rated investment grade. Despite protection from the equity tranche, more senior tranches can experience, and may have experienced in the past, substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, downgrades of the underlying collateral by rating agencies, forced liquidation of a collateral pool due to a failure of coverage tests, disappearance of protecting tranches, market anticipation of defaults, as well as a market aversion to CDO securities as a class.
The risks of an investment in a CDO depend largely on the type of collateral held by the SPE and the tranche of the CDO in which a Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of 7 collateral securities held by the SPE trust), especially during periods of market volatility. Normally, CDOs are privately offered and sold, and thus, are not registered under the securities laws and traded in a public market. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs allowing a Fund to trade CDOs with other qualified institutional investors under Rule 144A. To the extent such investments are characterized as illiquid, they will be subject to a Fund’s restrictions on investments in illiquid securities. A Fund’s investment in unregistered securities such as CDOs will not receive the same investor protection as an investment in registered securities.
All tranches of CDOs, including senior tranches with high credit ratings, can experience, and at times many have experienced, substantial losses due to actual defaults, increased sensitivity to future defaults due to the disappearance of protecting tranches, market anticipation of defaults, as well as market aversion to CDO securities as a class. In the past, prices of CDO tranches have declined considerably. The drop in prices was initially triggered by the subprime mortgage crisis. Subprime mortgages make up a significant portion of the mortgage securities that collateralize many CDOs. As floating interest rates and mortgage default rates increased, the rating agencies that had rated the mortgage securities and CDO transactions backed by such mortgages realized their default assumptions were too low and began to downgrade the credit rating of these transactions. There can be no assurance that additional losses of equal or greater magnitude will not occur in the future.
In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk) described elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) a Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.
Certain issuers of CDOs may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Fund’s investment in these structured investments from these issuers may be limited by the restrictions contained in the 1940 Act. CDOs generally charge management fees and administrative expenses that the shareholders of a Fund would pay indirectly.
Corporate Debt Securities. Corporate debt securities may include bonds and other debt securities of U.S. and non-U.S. issuers, including obligations of industrial, utility, banking and other corporate issuers. All debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
High Yield/High Risk Securities/Junk Bonds. Certain Funds may invest in high yield securities, to varying degrees. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Bal or lower by Moody’s) or unrated but determined by the Adviser to be of comparable quality. Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. In addition, high yield securities generally are less liquid than investment-grade securities and the risks associated with high yield securities are heightened during times of weakening economic, political, unusual or adverse market conditions or changing interest rates. Any investment in distressed or defaulted securities subjects a Fund to even greater credit risk than investments in other below-investment-grade securities.
High yield securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry
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developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, a Fund would experience a decrease in income and a decline in the market value of its investments. A Fund may also incur additional expenses in seeking recovery from the issuer.
The income and market value of lower rated securities may fluctuate more than higher rated securities. Non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.
It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. The lower rated investments may be thinly-traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on the judgment of the Adviser than is the case with higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a Fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.
Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.
Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Fund’s investments in lower rated securities.
Inflation-Linked Debt Securities. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (“TIPS”), as well as securities issued by other entities such as corporations, municipalities, foreign governments and foreign issuers, including foreign issuers from emerging markets. See also “Foreign Investments (including Foreign Currencies).” Typically, such securities are structured as fixed income investments whose principal value is periodically adjusted according to the rate of inflation. The following two structures are common: (i) the U.S. Treasury and some other issuers issue inflation-linked securities that accrue inflation into the principal value of the security; and (ii) other issuers may pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon. Other types of inflation-linked securities exist which use an inflation index other than the CPI.
Inflation-linked securities issued by the U.S. Treasury, such as TIPS, have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. Typically, TIPS pay interest on a semiannual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semiannually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semiannual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation of 3%, the end-of-year par value of the bond would be $1,030 and the second semiannual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds exist which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities.
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While inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonally adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or a foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Variable and Floating Rate Instruments. Certain obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Variable and floating rate instruments are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows.
Subject to their investment objective policies and restrictions, certain Funds may acquire variable and floating rate instruments. A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. Certain Funds may purchase extendable commercial notes. Extendable commercial notes are variable rate notes which normally mature within a short period of time (e.g., 1 month) but which may be extended by the issuer for a maximum maturity of thirteen months.
A floating rate instrument is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event the issuer of the instrument defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments may be secured by bank letters of credit or other assets. A Fund may purchase a variable or floating rate instrument to facilitate portfolio liquidity or to permit investment of the Fund’s assets at a favorable rate of return.
As a result of the floating and variable rate nature of these investments, the Funds’ yields may decline, and they may forgo the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Funds’ yields may increase, and they may have reduced risk of capital depreciation.
Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly “prime rates” charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the nature of the underlying floating or variable rate should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund’s portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks’ “prime rates” or other
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short-term rate securities adjustment indexes, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.
Variable Amount Master Notes. Variable amount master notes are notes, which may possess a demand feature, that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Variable amount master notes may not be secured by collateral. To the extent that variable amount master notes are secured by collateral, they are subject to the risks described under the section “Loans—Collateral and Subordination Risk.”
Because master notes are direct lending arrangements between a Fund and the issuer of the notes, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest. If the Fund is not repaid such principal and accrued interest, the Fund may not be able to dispose of the notes due to the lack of a secondary market.
While master notes are not typically rated by credit rating agencies, issuers of variable amount master notes (which are normally manufacturing, retail, financial, brokerage, investment banking and other business concerns) must satisfy the same criteria as those set forth with respect to commercial paper. The Adviser will consider the credit risk of the issuers of such notes, including its earning power, cash flow, and other liquidity ratios of such issuers and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer.
Limitations on the Use of Variable and Floating Rate Notes. The Funds may not invest in Illiquid Investments (defined herein) (including variable and floating rate notes that are determined to be Illiquid Investments) in excess of the 15% Illiquid Limit (defined herein). Please see the “Liquidity Risk Management Program” section for more details. There is no limit on the extent to which a Fund may purchase demand instruments that are not illiquid or deemed to be liquid in accordance with the Adviser’s liquidity determination procedures. If not rated, such instruments must be found by the Adviser to be of comparable quality to instruments in which a Fund may invest.
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities. Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero- coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero-coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received “phantom income.” Because a Fund will distribute “phantom income” to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income-producing securities. Zero-coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.
Negative Interest Rates. In a low or negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Fund holds a negatively-yielding debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. In response to recent market volatility and economic uncertainty, the U.S. government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. As a result, interest rates in the United States are at historically low levels, and certain European countries and Japan have pursued negative interest rate policies. If negative interest rates become more prevalent in the market and/or if low or negative interest rates persist for a sustained period of time, some investors may seek to reallocate assets to other income-producing assets, such as investment-grade and higher-yield debt instruments, or equity investments that pay a dividend, absent other market risks that may make such alternative investments unattractive. This increased demand for higher yielding assets may cause the price of such instruments to
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rise while triggering a corresponding decrease in yield over time, thus reducing the value of such alternative investments. In addition, a move to higher yielding investments may cause investors, including a Fund (to the extent permitted by its investment objective and strategies), to seek fixed-income investments with longer maturities and/or potentially reduced credit quality in order to seek the desired level of yield. These considerations may limit a Fund’s ability to locate fixed-income instruments containing the desired risk/return profile. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility and potential illiquidity.
Impact of Market Conditions on the Risks Associated with Debt Securities. Investments in certain debt securities will be especially subject to the risk that, during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Current market conditions pose heightened risks for Funds that invest in debt securities, given the current interest rate environment. Any future interest rate increases or other adverse conditions (e.g., inflation/deflation, increased selling of certain fixed-income investments across other pooled investment vehicles or accounts, changes in investor perception, or changes in government intervention in the markets) could cause the value of any Fund that invests in debt securities to decrease. As such, debt securities markets may experience heightened levels of interest rate and liquidity risk, as well as increased volatility. If rising interest rates cause a Fund to lose value, the Fund could also face increased shareholder redemptions, which would further impair the Fund’s ability to achieve its investment objectives.
The capacity for traditional dealers to engage in fixed-income trading for certain fixed income instruments has not kept pace with the growth of the fixed income market, and in some cases has decreased. As a result, because dealers acting as market makers provide stability to a market, the significant reduction in certain dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty or market volatility.
Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. The current very low or negative interest rates are magnifying the Funds’ susceptibility to interest rate risk and diminishing yield and performance. In addition, the current environment is exposing debt markets to significant volatility and reduced liquidity for Fund investments.
Demand Features
Certain Funds may acquire securities that are subject to puts and standby commitments (“Demand Features”) to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The Demand Feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party and may not be transferred separately from the underlying security. The underlying securities subject to a put may be sold at any time at market rates. Applicable Funds expect that they will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if advisable or necessary, a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. Demand Features provided by foreign banks involve certain risks associated with foreign investments. See “Foreign Investments (including Foreign Currencies)” for more information on these risks.
Under a “stand-by commitment,” a dealer would agree to purchase, at a Fund’s option, specified securities at a specified price. The primary purpose of acquiring these commitments is to facilitate portfolio liquidity and not to exercise rights thereunder for trading purposes. Stand-by commitments may also be referred to as put options.
The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemption requests and remain as fully invested as possible.
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Derivatives
Under the SEC rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies, a Fund’s trading of derivatives and other transactions that create future payment or delivery obligations is subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund qualifies as a “limited derivatives user,” as defined in the rule. Under the rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating a Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. In addition, under the rule, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the 1940 Act, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, a Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of a Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.
A Fund’s derivatives and other similar instruments (collectively referred to hereinafter in this section as “derivatives”) have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the applicable Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the applicable Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. Counterparty risk also includes the risks of having concentrated exposure to a counterparty. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If a Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Using derivatives is also subject to operational and legal risks. Operational risk generally includes documentation or settlement issues, system failures, inadequate controls and human error. Legal risk generally includes the risk of loss resulting from insufficient or unenforceable contractual documentation or insufficient capacity or authority of a Fund’s counterparty. The counterparty risk for cleared derivative transactions is generally lower than for uncleared over-the-counter (“OTC”) derivatives because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to a Fund.
Certain of the derivatives in which a Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the Fund’s gains and losses and the risk of owning such instruments. Like most other investments, derivatives are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. The ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by a Fund as premiums and cash or other assets held in margin accounts with respect to a Fund’s derivatives would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.
The use of derivatives may also subject a Fund to liquidity risk which generally refers to risk involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties. Liquidity risk also refers to the risk that a Fund may be required to hold
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additional cash or sell other investments in order to obtain cash to close out derivatives or meet the liquidity demands noted above. A Fund may have to sell a security at a disadvantageous time or price to meet such obligations.
A Fund may use derivatives for various purposes, including to gain targeted security exposure from its cash position, to manage duration or to gain or adjust sector or yield curve exposure, to hedge various investments, for risk management and to opportunistically enhance a Fund’s returns. Under certain market conditions, a Fund’s use of derivatives for cash management or other investment management purposes could be significant.
Equity Securities, Warrants and Rights
Common Stock. Common stock represents a share of ownership in a company and usually carries voting rights and may earn dividends. Unlike preferred stock, common stock dividends are not fixed but are declared at the discretion of the issuer’s board of directors. Common stock occupies the most junior position in a company’s capital structure. As with all equity securities, the price of common stock fluctuates based on changes in a company’s financial condition, including those that result from management’s performance or changes to the business of the company, and overall market and economic conditions.
Common Stock Warrants and Rights. Common stock warrants entitle the holder to buy common stock from the issuer of the warrant at a specific price (the “strike price”) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock. If a warrant is exercised, a Fund may hold common stock in its portfolio even if it does not ordinarily invest in common stock.
Rights are similar to warrants but normally have a shorter duration and are typically distributed directly by the issuers to existing shareholders, while warrants are typically attached to new debt or preferred stock issuances.
Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire if not exercised on or prior to the expiration date.
Preferred Stock. Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and during a liquidation. Preferred stock generally does not carry voting rights. Outside of the United States, preferred stock may carry different rights or obligations. In some jurisdictions, preferred stocks may have different voting rights and there may be more robust trading markets and liquidity in preferred stock than the common or ordinary stock of the company. As with all equity securities, the price of preferred stock fluctuates based on changes in a company’s financial condition and on overall market and economic conditions. Because preferred stocks generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt, the value of preferred stocks is more sensitive than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Similar to common stock rights described above, rights may also be issued to holders of preferred stock.
Initial Public Offerings (“IPOs”). The Funds may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
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Foreign Investments (including Foreign Currencies)
Some of the Funds may invest in certain obligations or securities of foreign issuers. For purposes of a Fund’s investment policies and unless described otherwise in a Fund’s prospectus, an issuer of a security can be deemed to be located in a particular country if: (i) the relevant security is issued in such country; (ii) the principal trading market for the relevant security is in such country; (iii) the issuer is organized under the laws of such country; (iv) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country; or (v) the issuer is the government of such country (or any political subdivision, agency, authority or instrumentality of such government or country). Possible foreign investments include equity securities and debt securities (e.g., bonds and commercial paper) of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, Eurodollar certificates of deposit, Eurodollar time deposits, Eurodollar bankers’ acceptances, Canadian time deposits and Yankee certificates of deposit, and investments in Canadian commercial paper, and Europaper. Securities of foreign issuers may include sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Sponsored ADRs are listed on the New York Stock Exchange; unsponsored ADRs are not. Therefore, there may be less information available about the issuers of unsponsored ADRs than the issuers of sponsored ADRs. Unsponsored ADRs are restricted securities. EDRs and GDRs are not listed on the New York Stock Exchange. As a result, it may be difficult to obtain information about EDRs and GDRs.
With respect to derivative instruments, the Funds generally can consider such instruments to be foreign investments if the underlying assets: (i) are issued outside the United States; (ii) have their principal trading market for the relevant security outside the United States; (iii) are issued by an issuer that is organized under the laws of a non-U.S. country; (iv) are issued by an issuer that derives at least 50% of its revenues or profits from a non-U.S. country or has at least 50% of its total assets situated in a non-U.S. country; or (v) are issued by a foreign government (or any political subdivision, agency, authority or instrumentality of such government).
In the case of certain money market instruments, such instruments will be considered foreign investments if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country.
Risk Factors of Foreign Investments. The following is a summary of certain risks associated with foreign investments:
Political and Exchange Risks. Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include potential future adverse political and economic developments, sanctions or other measures by the United States or other governments, possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Certain foreign exchanges impose requirements on the transaction settlement process with respect to certain securities, such as requirements to pre-deliver securities (for a sale) or pre-fund cash (for a buy) to a broker’s account. Such requirements may limit a Fund’s ability to transact in such securities in a timely manner and will subject a Fund to the risk of loss that could result if the broker is unable or unwilling to meet its obligations with respect to pre-delivered securities or pre-funded cash. The U.S. and governments of other countries may renegotiate some or all of its global trade relationships and may impose or threaten to impose significant import tariffs. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in U.S. and global investment markets. In addition, the Holding Foreign Companies Accountable Act (the “HFCAA”) could cause securities of a foreign (non-U.S.) company, including ADRs, to be delisted from U.S. stock exchanges if the company does not allow the U.S. government to oversee the auditing of its financial information. Although the requirements of the HFCAA apply to securities of all foreign (non-U.S.) issuers, the SEC has thus far limited its enforcement efforts to securities of Chinese companies. If securities are delisted, a Fund’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. A Fund may also need to seek other markets in which to transact in such securities, which could increase a Fund’s costs. Certain foreign exchanges impose requirements on the transaction settlement process with respect to certain securities, such as requirements to pre-deliver securities (for a
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sale) or pre-fund cash (for a buy) to a broker’s account. Such requirements may limit a Fund’s ability to transact in such securities in a timely manner and will subject a Fund to the risk of loss that could result if the broker is unable or unwilling to meet its obligations with respect to pre-delivered securities or pre-funded cash.
Higher Transaction Costs. Foreign investments may entail higher custodial fees and sales commissions than domestic investments.
Accounting and Regulatory Differences. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those of domestic issuers of similar securities or obligations. In addition, foreign issuers are usually not subject to the same degree of regulation as domestic issuers, and their securities may trade on relatively small markets, causing their securities to experience potentially higher volatility and more limited liquidity than securities of domestic issuers. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, foreign banks generally are not bound by accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.
Currency Risk. Foreign securities may be denominated in foreign currencies, although foreign issuers may also issue securities denominated in U.S. dollars. The value of a Fund’s investments denominated in foreign currencies and any funds held in foreign currencies will be affected by changes in currency exchange rates, the relative strength of those currencies and the U.S. dollar, and exchange-control regulations. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. The exchange rates between the U.S. dollar and other currencies are determined by the forces of supply and demand in foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates may fluctuate significantly over short periods of time. Currency exchange rates also can be affected by intervention (or lack of intervention) by the United States or foreign governments or central banks or by currency controls or political developments in the United States or elsewhere.
Accordingly, the ability of a Fund that invests in foreign securities as part of its principal investment strategy to achieve its investment objective may depend, to a certain extent, on exchange rate movements. In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.
Settlement Risk. The settlement periods for foreign securities and instruments are often longer than those for securities or obligations of U.S. issuers or instruments denominated in U.S. dollars. Pursuant to regulatory changes effective in May 2024, many U.S., Canadian, and Mexican securities transitioned to a T+1 (trade date plus one day) settlement cycle, while securities trading in most other markets typically have longer settlement cycles. As a result, there can be potential operational, settlement and other risks for a Fund associated with differences in settlement cycles between markets. Delayed settlement may affect the liquidity of a Fund’s holdings. Certain types of securities and other instruments are not traded “delivery versus payment” in certain markets (e.g., government bonds in Russia) meaning that a Fund may deliver securities or instruments before payment is received from the counterparty. In such markets, the Fund may not receive timely payment for securities or other instruments it has delivered and may be subject to increased risk that the counterparty will fail to make payments when due or default completely. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remains uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities, in the Fund deeming those securities to be illiquid, or, if the Fund has entered into a contract to sell the securities, in possible liability to the purchaser.
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A Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates.
Brady Bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative and subject to the same risks as emerging market securities. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in OTC secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating rate bonds, are generally collateralized by U.S. Treasury securities.
Global Depositary Notes. Foreign securities and emerging markets securities include Global Depositary Notes (“GDNs”). A GDN is a debt instrument created by a bank that evidences ownership of local currency-denominated debt securities. GDNs reflect the terms of particular local currency-denominated bonds. GDNs trade, settle, and pay interest and principal in U.S. dollars but typically are restricted securities that do not trade on an exchange. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary bank. In addition to the risks associated with foreign investments, a Fund’s investments in GDNs is subject to the risks associated with the underlying local currency-denominated bond and derivative instruments including credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk, liquidity risk, and management risk. Holders of GDNs may have limited rights, and investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert the bonds into GDNs and vice versa. Such restrictions may cause bonds of the underlying issuer to trade at a discount or premium to the market price of the GDN.
Obligations of Supranational Entities. Obligations of supranational entities include securities designated or supported by governmental entities to promote economic reconstruction or development of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.
Sukuk. Foreign securities and emerging market securities include sukuk. Sukuk are certificates, similar to bonds, issued by the issuer to obtain an upfront payment in exchange for an income stream. Such income stream may or may not be linked to a tangible asset. For sukuk that are not linked to a tangible asset, the sukuk represents a contractual payment obligation of the issuer or issuing vehicle to pay income or periodic payments to the investor, and such contractual payment obligation is linked to the issuer or issuing vehicle and not from interest on the investor’s money for the sukuk. For sukuk linked to a tangible asset, the Fund will not have a direct interest in the underlying asset or pool of assets. The issuer also makes a contractual promise to buy back the certificate at a future date at par value. Even when the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the sukuk. The issuer may be a special purpose vehicle with no other assets. Investors do not have direct legal ownership of any underlying assets. In the event of default, the process may take longer to resolve than conventional bonds. Changing interpretations of Islamic law by courts or prominent scholars may affect the free transferability of sukuk in ways that cannot now be foreseen. In such an event, the Fund may be required to hold its sukuk for longer than intended, even if their condition is deteriorating.
Issuers of sukuk may include international financial institutions, foreign governments and agencies of foreign governments. Underlying assets may include, without limitation, real estate (developed and undeveloped), lease contracts and machinery and equipment. Although the sukuk market has grown significantly in recent years, there may be times when the market is illiquid and where it is difficult for a Fund to make an investment in or dispose of sukuk at the Fund’s desired time. Furthermore, the global sukuk market is significantly smaller than conventional bond markets, and restrictions imposed by the
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Shariah board of the issuing entity may limit the number of investors who are interested in investing in particular sukuk. The unique characteristics of sukuk may lead to uncertainties regarding their tax treatment within a Fund.
Investors’ ability to pursue and enforce actions with respect to these payment obligations or to otherwise enforce the terms of the sukuk, restructure the sukuk, obtain a judgment in a court of competent jurisdiction, and/or attach assets of the obligor may be limited. Sukuk are also subject to the risks associated with developing and emerging market economies, which include, among others, the risk of sanctions and inconsistent accounting and legal principles.
Emerging Market Securities. Investing in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low non-existent trading volumes; (iii) less scrutiny and regulation by local authorities of the foreign exchanges and broker-dealers; (iv) the seizure or confiscation by local governments of securities held by foreign investors, and the possible suspension or limiting by local governments of an issuer’s ability to make dividend or interest payments; (v) limiting or entirely restricting repatriation of invested capital, profits, and dividends by local governments; (vi) possible local taxation of capital gains, including on a retroactive basis; (vii) the attempt by issuers facing restrictions on dollar or Euro payments imposed by local governments to make dividend or interest payments to foreign investors in the local currency; (viii) difficulty in enforcing legal claims related to the securities and/or local judges favoring the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments being paid in the local currency; and (x) greater difficulty in determining market valuations of the securities due to limited public information regarding the issuer. Additionally, certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, all material information may not be available or reliable. In addition, a Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries. In addition, due to jurisdictional limitations, U.S. regulators may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. Also, U.S. regulators may not have sufficient access to adequately audit and oversee issuers. For example, the Public Company Accounting Oversight Board (the “PCAOB”) is responsible for inspecting and auditing the accounting practices and products of U.S.-listed companies, regardless of the issuer’s domicile. However, certain emerging market countries, including China, do not provide sufficient access to the PCAOB to conduct its inspections and audits. As a result, U.S. investors, including the Funds, may be subject to risks associated with less stringent accounting oversight.
Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Although some emerging markets have become more established and issuers in such markets tend to issue securities of higher credit quality, the markets for securities in other emerging countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for various reasons. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.
Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors, such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.
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Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or to a specific class of securities, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.
Many emerging countries lack the social, political, and economic stability characteristic of the United States. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.
Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Many emerging market countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies.
Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.
In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total gross domestic product (“GDP”). These foreign obligations have become the subject of political debate and have served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.
A Fund may invest in companies organized or with their principal place of business, or majority of assets or business, in pre-emerging markets, also known as frontier markets. A Fund’s exposure to the risks associated with investing in emerging market countries are magnified if the Fund invests in frontier market countries. Investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, more political and economic instability, weaker legal, financial accounting and regulatory infrastructure, and more governmental limitations on foreign investments than typically found in more developed countries, and frontier markets typically have greater market volatility, lower trading volume, lower capital flow, less investor participation, fewer large global companies and greater risk of a market shutdown than more developed markets. Frontier markets are more prone to economic shocks associated with political and economic risks than are emerging markets generally. Many frontier market countries may be dependent on commodities, foreign trade or foreign aid.
Custodial and/or settlement systems in frontier market countries may not be fully developed. Banks in frontier market countries used to hold a Fund’s securities and other assets in that country may lack the same operating experience as banks in developed markets. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held by a foreign bank in the event of the bankruptcy of the bank. Settlement systems in frontier markets may be less organized than in developed markets. As a result, there is greater risk than in developed countries that settlements will take longer and that the cash or securities of a Fund may be in jeopardy because of failures of or defects in the settlement systems.
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Sovereign Obligations. Sovereign debt includes investments in securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.
Foreign Currency Transactions. Certain Funds may engage in foreign currency transactions which include the following, some of which also have been described elsewhere in this SAI: options on currencies, currency futures, options on such futures, forward foreign currency transactions, forward rate agreements and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets. To the extent a Fund enters into such transactions in markets other than in the United States, the Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described in this SAI with respect to the Fund’s investments in foreign securities including emerging markets securities. Certain Funds may engage in such transactions to hedge against currency risks, as a substitute for securities in which the Fund invests, to increase or decrease exposure to a foreign currency, to shift exposure from one foreign currency to another, for risk management purposes or to increase income or gain to the Fund. To the extent that a Fund uses foreign currency transactions for hedging purposes, the Fund may hedge either specific transactions or portfolio positions. A Fund may enter into foreign currency transactions as a substitute for cash investments and for other investment purposes not involving hedging, including, without limitation, to exchange payments received in a foreign currency into U.S. dollars or in anticipation of settling a transaction that requires a Fund to deliver a foreign currency.
While a Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the net asset value of the Fund will fluctuate. There can be no assurance that a Fund’s hedging transactions will be effective. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in currency exchange rates occur.
Certain Funds are authorized to deal in forward foreign exchange between currencies of the different countries in which the Fund will invest and multi-national currency units as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements entered into in the interbank market to purchase or sell one specified currency for another currency at a specified future date (up to one year) and price at the time of the contract.
Transaction Hedging. Generally, when a Fund engages in transaction hedging, it enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund may engage in transaction hedging when it desires to “lock in” the U.S. dollar price (or a non-U.S. dollar currency (“reference currency”)) of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other reference currency and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.
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A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. Certain Funds reserve the right to purchase and sell foreign currency futures traded in the United States and subject to regulation by the CFTC.
For transaction hedging purposes, a Fund may also purchase U.S. exchange-listed call and put options on foreign currency futures and on foreign currencies. A put option on futures gives a Fund the right to assume a short position in the foreign currency futures until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on futures gives a Fund the right to assume a long position in the futures until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.
Position Hedging. When engaging in position hedging, a Fund will enter into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which their portfolio securities are denominated or an increase in the value of currency for securities which the Adviser expects to purchase. In connection with the position hedging, the Fund may purchase or sell foreign currency forward contracts or foreign currency on a spot basis. A Fund may purchase U.S. exchange-listed put or call options on foreign currency and foreign currency futures and buy or sell foreign currency futures traded in the United States and subject to regulation by the CFTC.
The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.
Forward Foreign Currency Exchange Contracts. Certain Funds may purchase forward foreign currency exchange contracts, sometimes referred to as “currency forwards” (“Forward Contracts”), which involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties in an amount and at a price set at the time of the contract. In the case of a cancelable Forward Contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so no intermediary is required. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades.
At the maturity of a Forward Contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Certain Funds may also engage in non-deliverable forwards (“NDFs”) which are cash settled and which do not involve delivery of the currency specified in the contract. For more information on NDFs, see “Non-Deliverable Forwards” below.
Foreign Currency Futures. Certain Funds may purchase foreign currency futures. Foreign currency futures traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange. A Fund may enter into foreign currency futures for hedging purposes and other risk management purposes as defined in CFTC regulations. Certain Funds may also enter into foreign currency futures transactions to increase exposure to a foreign currency, to shift exposure from one foreign currency to another or to increase income or gain to the Fund.
At the maturity of futures, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.
Positions in the foreign currency futures may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. There is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position; in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.
For more information on futures, see “Futures Contracts” under the heading “Options and Futures Transactions” below.
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Foreign Currency Options. Certain Funds may purchase and sell U.S. exchange-listed and over the counter call and put options on foreign currencies. Such options on foreign currencies operate similarly to options on securities. When a Fund purchases a put option, the Fund has the right but not the obligation to exchange money denominated in one currency into another currency at a pre-agreed exchange rate on a specified date. When a Fund sells or writes a call option, the Fund has the obligation to exchange money denominated in one currency into another currency at a pre-agreed-upon exchange rate if the buyer exercises the option. Some of the Funds may also purchase and sell non-deliverable currency options (“Non-Deliverable Options”). Non-Deliverable Options are cash-settled, options on foreign currencies (each, an “Option Reference Currency”) that are non-convertible and that may be thinly-traded or illiquid. Non-Deliverable Options involve an obligation to pay an amount in a deliverable currency (such as U.S. Dollars, Euros, Japanese Yen, or British Pounds Sterling) equal to the difference between the prevailing market exchange rate for the Option Reference Currency and the agreed upon exchange rate (the “Non-Deliverable Option Rate”), with respect to an agreed-upon notional amount. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.
A Fund is authorized to purchase or sell listed foreign currency options and currency swap contracts as a short or long hedge against possible variations in foreign exchange rates, as a substitute for securities in which a Fund may invest, and for risk management purposes. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities (including securities denominated in the Euro) owned by the Fund, sold by the Fund but not yet delivered, committed or anticipated to be purchased by the Fund, or in transaction or cross-hedging strategies. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-dominated security. In such circumstances, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund also may sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “collar”). By selling the call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. Certain Funds may also enter into foreign currency futures transactions for non-hedging purposes including to increase or decrease exposure to a foreign currency, to shift exposure from one foreign currency to another or to increase income or gain to the Fund.
Certain differences exist among these foreign currency instruments. Foreign currency options provide the holder thereof the right to buy or to sell a currency at a fixed price on a future date. Listed options are third-party contracts (i.e., performance of the parties’ obligations is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized strike prices and expiration dates. OTC options are two-party contracts and have negotiated strike prices and expiration dates. Options on futures are traded on boards of trade or futures exchanges. Currency swap contracts are negotiated two-party agreements entered into in the interbank market whereby the parties exchange two foreign currencies at the inception of the contract and agree to reverse the exchange at a specified future time and at a specified exchange rate.
Certain Funds may also purchase and sell barrier/“touch” options (“Barrier Options”), including knock-in options (“Knock-In Options”) and knock-out options (“Knock-Out Options”). A Barrier Option is a type of exotic option that gives an investor a payout once the price of the underlying currency reaches or surpasses (or falls below) a predetermined barrier. This type of option allows the buyer of the option to set the position of the barrier, the length of time until expiration and the payout to be received once the barrier is broken. It is possible for an investor to lose the premium paid for the option. There are two kinds of Knock-In Options: (i) “up and in”; and (ii) “down and in.” With Knock-In Options, if the buyer has selected an upper price barrier, and the currency hits that level, the Knock-In Option turns into a more traditional option (“Vanilla Option”) whereby the owner has the right but not the obligation to exchange money denominated in one currency into another currency at a pre-agreed-upon exchange rate on a specified date. This type of Knock-In Option is called “up and in.” The “down and in” Knock-In Option is the same as the “up and in,” except the currency has to reach a lower barrier. Upon hitting the chosen lower price level, the “down and in” Knock-In Option turns into a Vanilla Option. As in the Knock-In Option, there are two kinds of Knock-Out Options: (i) “up and out”; and (ii) “down and out.” However, in a Knock-Out Option, the buyer begins with a Vanilla Option, and if the predetermined price barrier is hit, the Vanilla Option is cancelled and the seller has no further obligation. If the option hits the upper barrier, the option is cancelled and the investor loses the premium paid, thus, “up and out.” If the option hits the lower price barrier, the option is cancelled, thus, “down and out.” Barrier Options usually call for delivery of the underlying currency.
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The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than those for round lots.
There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealer or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market.
Non-Deliverable Forwards. Some of the Funds may also invest in NDFs. NDFs are cash-settled, short-term forward contracts on foreign currencies (each, a “Reference Currency”) that are non-convertible and that may be thinly-traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed-upon notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.
Although NDFs are similar to forward foreign currency exchange contracts, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.
NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.
The Funds will typically use NDFs for hedging purposes, but may also use such instruments to increase income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Funds’ respective returns.
NDFs are regulated as swaps and are subject to rules requiring central clearing and mandatory trading on an exchange or facility that is regulated by the CFTC for certain swaps. NDFs traded in the over-the-counter market with swap dealers are subject to initial and variation margin requirements. Implementation of and on-going compliance with regulations regarding clearing, mandatory trading and margining of NDFs may increase the cost to the Fund of hedging currency risk and, as a result, may affect returns to investors in the Fund.
Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.
Other Foreign Currency Hedging Strategies. New options and futures and other financial products, and various combinations thereof, continue to be developed, and certain Funds may invest in any such options, contracts and products as may be developed to the extent consistent with the Fund’s investment objective and the regulatory requirements applicable to investment companies, and subject to the supervision of the Trust’s Board of Trustees.
Risk Factors in Foreign Currency Transactions. The following is a summary of certain risks associated with foreign currency transactions:
Imperfect Correlation. Foreign currency transactions present certain risks. In particular, the variable degree of correlation between price movements of the instruments used in hedging strategies and price movements in a security being hedged creates the possibility that losses on the hedging transaction may be greater than gains in the value of a Fund’s securities.
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Liquidity. Hedging instruments may not be liquid in all circumstances. As a result, in volatile markets, the Funds may not be able to dispose of or offset a transaction without incurring losses. Although foreign currency transactions used for hedging purposes may reduce the risk of loss due to a decline in the value of the hedged security, at the same time the use of these instruments could tend to limit any potential gain which might result from an increase in the value of such security.
Leverage and Volatility Risk. Derivative instruments, including foreign currency derivatives, may sometimes increase or leverage a Fund’s exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund.
Strategy Risk. Certain Funds may use foreign currency derivatives for hedging as well as non-hedging purposes, including to gain or adjust exposure to currencies and securities markets or to increase income or gain to a Fund. There is no guarantee that these strategies will succeed and their use may subject a Fund to greater volatility and loss. Foreign currency transactions involve complex securities transactions that involve risks in addition to direct investments in securities, including leverage risk and the risks associated with derivatives in general, currencies, and investments in foreign and emerging markets.
Judgment of the Adviser. Successful use of foreign currency transactions by a Fund depends upon the ability of the applicable Adviser to predict correctly movements in the direction of interest and currency rates and other factors affecting markets for securities. If the expectations of the applicable Adviser are not met, a Fund would be in a worse position than if a foreign currency transaction had not been pursued. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its hedging positions. In addition, when utilizing instruments that require variation margin payments, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements.
Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. Thus, a Fund may have to sell securities at a time when it is disadvantageous to do so.
Other Risks. It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward contract or a future. Accordingly, a Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.
Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or expects to purchase or sell. Rather, the Adviser may employ these techniques in an effort to maintain an investment portfolio that is relatively neutral to fluctuations in the value of the U.S. dollar relative to major foreign currencies and establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in the value of such currency. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the anticipated devaluation level.
Insurance-Linked Securities
Certain Funds may invest in debt instruments or equity securities structured as event-driven, event-linked or insurance-linked notes or catastrophe bonds (collectively, “catastrophe bonds”) and related instruments such as (re)insurance sidecars (collectively with catastrophe bonds, “Insurance-Linked Securities”). These Insurance-Linked Securities are generally debt obligations or equity securities for which the return of principal and the payment of interest or dividends typically are contingent on the non-occurrence of a specific “trigger” event(s) that lead to economic and/or human loss, such as a hurricane of a specific category, earthquake of a particular magnitude, or other physical or weather-related phenomena. For some Insurance-Linked Securities, the magnitude of the effect of the trigger event on the security may be based on losses to a company or industry, modeled losses to a notional portfolio, industry indexes, readings of scientific instruments, or certain other parameters associated with a catastrophe rather than actual losses. If a trigger event, as defined within the terms of each Insurance-Linked Security, occurs, a Fund may lose a portion or all of its accrued interest, dividends and/or principal invested in such
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Insurance-Linked Security. In addition, if there is a dispute regarding a trigger event, there may be delays in the payment of principal, interest and dividends. A Fund is entitled to receive principal, interest and dividends payments so long as no trigger event occurs of the description and magnitude specified by the Insurance-Linked Security.
Insurance-Linked Securities may be sponsored by government agencies, insurance companies or reinsurers and issued by special purpose corporations or other off-shore or on-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a specific reinsurance transaction). Typically, Insurance-Linked Securities are issued by off-shore entities including entities in emerging markets and may be non-U.S. dollar denominated. As a result, the Funds will be subject to currency and foreign and emerging markets risk including the risks described in Foreign Investments. Often, catastrophe bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer or sponsor, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility.
Industry loss warranties are a type of Insurance-Linked Securities that are designed to protect insurers or reinsurers from severe losses due to significant catastrophic events. The buyer pays the seller a premium at the inception of the contract, and in return the buyer can make a claim if losses due to a certain class of catastrophic event (for example, Florida hurricanes), as estimated by a third-party, exceed an agreed trigger level. Industry loss warranties have standard terms and conditions and are collateralized. These contracts are evaluated using detailed underwriting information on the applicable exposures provided by the reinsurers or their intermediaries. Insurance-Linked Securities also may expose a Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Additionally, Insurance-Linked Securities are subject to the risk that modeling used to calculate the probability of a trigger event may not be accurate and/or underestimate the likelihood of a trigger event. This may result in more frequent and greater than expected losses including loss of principal and/or interest with respect to catastrophic bonds and dividends with respect to (re)insurance sidecars.
Insurance-Linked Securities are relatively new types of financial instruments. As such, there is no significant trading history of these securities, and there can be no assurance that markets for these instruments will be liquid at all times. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Insurance-Linked Securities are generally rated below investment grade or the unrated equivalent and have the same or similar risks as high yield debt securities (also known as junk bonds) including the risks described under High Yield/High Risk Securities/Junk Bonds and are subject to the risk that the Fund may lose some or all of its investment if the particular trigger identified under the Insurance-Linked Security occurs.
Insurance-Linked Securities typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the Securities and Exchange Commission (“SEC”) or any state securities commission generally and are not listed on any national securities exchange. The amount of public information available with respect to Insurance-Linked Securities is generally less extensive than that which is available for exchange listed securities. There can be no assurance that future regulatory determinations will not adversely affect the overall market for Insurance-Linked Securities.
Inverse Floaters and Interest Rate Caps
Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates and will be more volatile in response to interest rate changes than that of a fixed rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than securities which do not include such a structure.
Investments in inverse floaters and similar instruments expose a Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Inverse floaters may be considered to be leveraged, including if their interest rates vary by a magnitude that exceeds the magnitude of a change in a reference rate of interest (typically a short-term interest rate), and the market prices of inverse floaters may as a result be highly sensitive to
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changes in interest rates and in prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. Investments in inverse floaters and similar instruments that have asset-backed, mortgage-backed or mortgage-related securities underlying them will expose a Fund to the risks associated with those asset-backed, mortgage-backed and mortgage-related securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying asset-backed, mortgage-backed or mortgage-related securities.
Investment Company Securities and Exchange-Traded Funds
Investment Company Securities. A Fund may acquire the securities of other investment companies (“acquired funds”) to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Except as described below, the 1940 Act currently requires that, as determined immediately after a purchase is made: (i) not more than 5% of the value of a fund’s total assets will be invested in the securities of any one acquired fund; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of acquired funds as a group; and (iii) not more than 3% of the outstanding voting stock of any one acquired fund will be owned by a fund.
In addition, Section 17 of the 1940 Act prohibits a Fund from investing in another Fund except as permitted by Section 12 of the 1940 Act, by rule, or by exemptive order.
The limitations described above do not apply to investments in money market funds subject to certain conditions. All of the Funds may invest in affiliated and unaffiliated money market funds without limit under Rule 12d1-1 under the 1940 Act subject to the acquiring fund’s investment policies and restrictions and the conditions of the Rule.
Rule 12d1-4 allows a fund to acquire shares of an acquired fund in excess of the limitations currently imposed by the 1940 Act. Fund of funds arrangements relying on Rule 12d1-4 will be subject to several conditions, certain of which are specific to a fund’s position in the arrangement (i.e., as an acquiring or acquired fund). Notable conditions include those relating to: (i) control and voting that prohibit an acquiring fund, its investment adviser (or a sub-adviser) and their respective affiliates from beneficially owning more than 25% of the outstanding voting securities of an unaffiliated acquired fund; (ii) certain required findings relating to complexity, fees and undue influence (among other things); (iii) fund of funds investment agreements; and (iv) general limitations on an acquired fund’s investments in other investment companies and private funds to no more than 10% of the acquired fund’s assets, except in certain circumstances. The limitations placed on acquired funds under Rule 12d1-4 may impact the ability of a fund to invest in an acquired fund or may impact the investments made by the acquired fund.
Exchange-Traded Funds (“ETFs”). ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured investment companies, depositary receipts or other pooled investment vehicles. As shareholders of an ETF, the Funds will bear their pro rata portion of any fees and expenses of the ETFs. Although shares of ETFs are traded on an exchange, shares of certain ETFs may not be redeemable by the ETF. In addition, ETFs may trade at a price below their net asset value (also known as a discount).
Certain Funds may use ETFs to gain exposure to various asset classes and markets or types of strategies and investments. By way of example, ETFs may be structured as broad based ETFs that invest in a broad group of stocks from different industries and market sectors; select sector; or market ETFs that invest in debt securities from a select sector of the economy, a single industry or related industries; or ETFs that invest in foreign and emerging markets securities. Other types of ETFs continue to be developed and the Funds may invest in them to the extent consistent with such Funds’ investment objectives, policies and restrictions. The ETFs in which the Funds invest are subject to the risks applicable to the types of securities and investments used by the ETFs (e.g., debt securities are subject to risks like credit and interest rate risks; emerging markets securities are subject to risks like currency risks and foreign and emerging markets risk; derivatives are subject to leverage and counterparty risk).
ETFs may be actively managed or index-based. Actively managed ETFs are subject to management risk and may not achieve their objective if the ETF manager’s expectations regarding particular securities or markets are not met. Generally, an index based ETF’s objective is to track the performance of a specified index. Index based ETFs may invest in a securities portfolio that includes substantially all of the securities in substantially the same amount as the securities included in the designated index or a representative sample. Because passively managed ETFs are designed to track an index, securities may be
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purchased, retained and sold at times when an actively managed ETF would not do so. As a result, shareholders of a Fund that invests in such an ETF can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if such ETF were not fully invested in such securities. This risk is increased if a few component securities represent a highly concentrated weighting in the designated index.
Unless permitted by the 1940 Act or an order or rule issued by the SEC (see “Investment Company Securities” above for more information), the Fund’s investments in unaffiliated ETFs that are structured as investment companies as defined in the 1940 Act are subject to certain percentage limitations of the 1940 Act regarding investments in other investment companies. ETFs that are not structured as investment companies as defined in the 1940 Act are not subject to these percentage limitations.
Loans
Some of the Funds may invest in fixed and floating rate loans (“Loans”). Loans may include senior floating rate loans (“Senior Loans”) and secured and unsecured loans, second lien or more junior loans (“Junior Loans”) and bridge loans or bridge facilities (“Bridge Loans”). Loans are typically arranged through private negotiations between borrowers in the U.S. or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“Obligors”) and one or more financial institutions and other lenders (“Lenders”). Generally, the Funds invest in Loans by purchasing assignments of all or a portion of Loans (“Assignments”) or Loan participations (“Participations”) from third parties although certain Funds may originate Loans.
A Fund has direct rights against the Obligor on the Loan when it purchases an Assignment. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. With respect to Participations, typically, a Fund will have a contractual relationship only with the Lender and not with the Obligor. The agreement governing Participations may limit the rights of a Fund to vote on certain changes which may be made to the Loan agreement, such as waiving a breach of a covenant. However, the holder of a Participation will generally have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained.
A Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of Loan investors. The Agent typically administers and enforces the Loan on behalf of the other Loan investors in the syndicate. The Agent’s duties may include responsibility for the collection of principal and interest payments from the Obligor and the apportionment of these payments to the credit of all Loan investors. The Agent is also typically responsible for monitoring compliance with the covenants contained in the Loan agreement based upon reports prepared by the Obligor. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan investors. In the event of a default by the Obligor, it is possible, though unlikely, that the Fund could receive a portion of the borrower’s collateral. If the Fund receives collateral other than cash, any proceeds received from liquidation of such collateral will be available for investment as part of the Fund’s portfolio.
In the process of buying, selling and holding Loans, a Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys or sells a Loan it may pay a fee. In certain circumstances, a Fund may receive a prepayment penalty fee upon prepayment of a Loan.
Additional Information Concerning Senior Loans. Senior Loans typically hold the most senior position in the capital structure of the Obligor, are typically secured with specific collateral and have a claim on the assets and/or stock of the Obligor that is senior to that held by subordinated debtholders and shareholders of the Obligor. Senior Loans are usually rated below investment grade, and are subject to similar risks, such as credit risk, as below investment grade securities (also known as junk bonds). However, Senior Loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. There is no organized exchange or board of trade on which loans are traded, rather, they trade in an unregulated inter-dealer or inter-bank resale market, so the secondary market for senior loans can be limited. Collateral for Senior Loans may include (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights; and/or (iv) security interests in shares of stock of subsidiaries or affiliates.
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Additional Information Concerning Junior Loans. Junior Loans include secured and unsecured loans including subordinated loans, second lien and more junior loans, and bridge loans. Second lien and more junior loans (“Junior Lien Loans”) are generally second or further in line in terms of repayment priority. In addition, Junior Lien Loans may have a claim on the same collateral pool as the first lien or other more senior liens or may be secured by a separate set of assets. Junior Loans generally give investors priority over general unsecured creditors in the event of an asset sale.
Additional Information Concerning Bridge Loans. Bridge Loans are short-term loan arrangements (e.g., 12 to 36 months) typically made by an Obligor in anticipation of intermediate-term or long-term permanent financing. Most Bridge Loans are structured as floating-rate debt with step-up provisions under which the interest rate on the Bridge Loan rises the longer the Loan remains outstanding. In addition, Bridge Loans commonly contain a conversion feature that allows the Bridge Loan investor to convert its Loan interest to senior exchange notes if the Loan has not been prepaid in full on or prior to its maturity date. Bridge Loans typically are structured as Senior Loans but may be structured as Junior Loans.
Additional Information Concerning Unfunded Commitments. Unfunded commitments are contractual obligations pursuant to which a Fund agrees to invest in a Loan at a future date. Typically, a Fund receives a commitment fee for entering into the unfunded commitment.
Additional Information Concerning Synthetic Letters of Credit. Loans include synthetic letters of credit. In a synthetic letter of credit transaction, the Lender typically creates a special purpose entity or a credit-linked deposit account for the purpose of funding a letter of credit to the borrower. When a Fund invests in a synthetic letter of credit, the Fund is typically paid a rate based on the Lender’s borrowing costs and the terms of the synthetic letter of credit. Synthetic letters of credit are typically structured as Assignments with a Fund acquiring direct rights against the Obligor.
Additional Information Concerning Loan Originations. In addition to investing in loan assignments and participations, certain Funds may originate Loans in which the Fund would lend money directly to a borrower by investing in limited liability companies or corporations that make loans directly to borrowers. The terms of the Loans are negotiated with borrowers in private transactions. Such Loans would be collateralized, typically with tangible fixed assets such as real property or interests in real property. Such Loans may also include mezzanine loans. Unlike Loans secured by a mortgage on real property, mezzanine loans are collateralized by an equity interest in a special purpose vehicle that owns the real property.
Limitations on Investments in Loan Assignments and Participations. If a government entity is a borrower on a Loan, the Fund will consider the government to be the issuer of an Assignment or Participation for purposes of a Fund’s fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).
Limited Federal Securities Law Protections. Certain Loans may not be considered securities under the federal securities laws. In such circumstances, fewer legal protections may be available with respect to a Fund’s investment in those Loans. In particular, if a Loan is not considered a security under the federal securities laws, certain legal protections normally available to investors under the federal securities laws, such as those against fraud and misrepresentation, may not be available.
Multiple Lender Risk. There may be additional risks associated with Loans, including loan originations, when there are Lenders or other participants in addition to the Fund. For example, a Fund could lose the ability to consent to certain actions taken by the borrower if certain conditions are not met. In addition, for example, certain governing agreements that provide the Fund with the right to consent to certain actions taken by a borrower may provide that the Fund will no longer have the right to provide such consent if another Lender makes a subsequent advance to the borrower.
Risk Factors of Loans. Loans are subject to the risks associated with debt obligations in general, including interest rate risk, credit risk and market risk. When a Loan is acquired from a Lender, the risk includes the credit risk associated with the Obligor of the underlying Loan. A Fund may incur additional credit risk when the Fund acquires a participation in a Loan from another lender because the Fund must assume the risk of insolvency or bankruptcy of the other lender from which the Loan was acquired. To the extent that Loans involve Obligors in foreign or emerging markets, such Loans are subject to the risks associated with foreign investments or investments in emerging markets in general. The following outlines some of the additional risks associated with Loans.
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High Yield Securities Risk. The Loans that a Fund invests in may not be rated by an NRSRO, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. To the extent that such high yield Loans are rated, they typically will be rated below investment grade and are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “High Yield/High Risk Securities/Junk Bonds.” Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably.
Liquidity Risk. Loans that are deemed to be liquid at the time of purchase may become illiquid or less liquid. No active trading market may exist for certain Loans and certain Loans may be subject to restrictions on resale or have a limited secondary market. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in a Fund’s investments or decreases in their capacity or willingness to trade such investments may increase a Fund’s exposure to liquidity risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by a Fund (e.g. bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or making a market in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased or sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which a Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on a Fund’s performance. Certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The inability to dispose of certain Loans in a timely fashion or at a favorable price could result in losses to a Fund. Also, to the extent that a Fund needs to satisfy redemption requests or cover unanticipated cash shortfalls, the Fund may seek to engage in borrowing under a credit facility. The SEC has proposed amendments to its rule regarding investments in illiquid investments by registered investment companies such as the Funds. If the proposed amendments are adopted, a Fund’s operations and investment strategies may be adversely impacted.
Collateral and Subordination Risk. With respect to Loans that are secured, a Fund is subject to the risk that collateral securing the Loan will decline in value or have no value or that the Fund’s lien is or will become junior in payment to other liens. A decline in value of the collateral, whether as a result of market value declines, bankruptcy proceedings or otherwise, could cause the Loan to be under collateralized or unsecured. In such event, the Fund may have the ability to require that the Obligor pledge additional collateral. The Fund, however, is subject to the risk that the Obligor may not pledge such additional collateral or a sufficient amount of collateral. In some cases (for example, in the case of non-recourse Loans), there may be no formal requirement for the Obligor to pledge additional collateral. In addition, collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy an Obligor’s obligation on a Loan. If the Fund were unable to obtain sufficient proceeds upon a liquidation of such assets, this could negatively affect Fund performance.
If an Obligor becomes involved in bankruptcy proceedings, a court may restrict the ability of the Fund to demand immediate repayment of the Loan by Obligor or otherwise liquidate the collateral. A court may also invalidate the Loan or the Fund’s security interest in collateral or subordinate the Fund’s rights under a Senior Loan or Junior Loan to the interest of the Obligor’s other creditors, including unsecured creditors, or cause interest or principal previously paid to be refunded to the Obligor. If a court required interest or principal to be refunded, it could negatively affect Fund performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the Obligor did not receive fair consideration for granting the security interest in the Loan collateral to a Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Obligor, but were instead paid to other persons (such as shareholders of the Obligor) in an amount which left the Obligor insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a Fund’s security interest in Loan collateral. If the Fund’s security interest in Loan collateral is invalidated or a Senior Loan were subordinated to other debt of an Obligor in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or the Fund could have to refund interest. Lenders and investors in Loans can be sued by other creditors and shareholders of the Obligors. Losses can be greater than the original Loan amount and occur years after the principal and interest on the Loan have been repaid.
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Agent Risk. Selling Lenders, Agents and other entities who may be positioned between a Fund and the Obligor will likely conduct their principal business activities in the banking, finance and financial services industries. Investments in Loans may be more impacted by a single economic, political or regulatory occurrence affecting such industries than other types of investments. Entities engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, government regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally. An Agent, Lender or other entity positioned between a Fund and the Obligor may become insolvent or enter FDIC receivership or bankruptcy. The Fund might incur certain costs and delays in realizing payment on a Loan or suffer a loss of principal and/or interest if assets or interests held by the Agent, Lender or other party positioned between the Fund and the Obligor are determined to be subject to the claims of the Agent’s, Lender’s or such other party’s creditors.
Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make Loans, particularly in connection with highly leveraged transactions, the availability of Loans for investment may be adversely affected. Furthermore, such legislation or regulation could depress the market value of Loans held by the Fund.
Inventory Risk. Affiliates of the Adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the Adviser’s affiliates in the Loan market may restrict a Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired.
Information Risk. There is typically less publicly available information concerning Loans than other types of fixed income investments. As a result, a Fund generally will be dependent on reports and other information provided by the Obligor, either directly or through an Agent, to evaluate the Obligor’s creditworthiness or to determine the Obligor’s compliance with the covenants and other terms of the Loan Agreement. Such reliance may make investments in Loans more susceptible to fraud than other types of investments. In addition, because the Adviser may wish to invest in the publicly traded securities of an Obligor, it may not have access to material non-public information regarding the Obligor to which other Loan investors have access.
Junior Loan Risk. Junior Loans are subject to the same general risks inherent to any Loan investment. Due to their lower place in the Obligor’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Obligor. Junior Loans that are Bridge Loans generally carry the expectation that the Obligor will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the Bridge Loan investor to increased risk. An Obligor’s use of Bridge Loans also involves the risk that the Obligor may be unable to locate permanent financing to replace the Bridge Loan, which may impair the Obligor’s perceived creditworthiness.
Mezzanine Loan Risk. In addition to the risk factors described above, mezzanine loans are subject to additional risks. Unlike conventional mortgage loans, mezzanine loans are not secured by a mortgage on the underlying real property but rather by a pledge of equity interests (such as a partnership or limited liability company membership) in the property owner or another company in the ownership structures that has control over the property. Such companies are typically structured as special purpose entities. Generally, mezzanine loans may be more highly leveraged than other types of Loans and subordinate in the capital structure of the Obligor. While foreclosure of a mezzanine loan generally takes substantially less time than foreclosure of a traditional mortgage, the holders of a mezzanine loan have different remedies available versus the holder of a first lien mortgage loan. In addition, a sale of the underlying real property would not be unencumbered, and thus would be subject to encumbrances by more senior mortgages and liens of other creditors. Upon foreclosure of a mezzanine loan, the holder of the mezzanine loan acquires an equity interest in the Obligor. However, because of the subordinate nature of a mezzanine loan, the real property continues to be subject to the lien of the mortgage and other liens encumbering the real estate. In the event the holder of a mezzanine loan forecloses on its equity collateral, the holder may need to cure the Obligor’s existing mortgage defaults or, to the extent permissible under the governing agreements, sell the property to pay off other creditors. To the extent that the amount of mortgages and senior indebtedness and liens exceed the value of the real estate, the collateral underlying the mezzanine loan may have little or no value.
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Foreclosure Risk. There may be additional costs associated with enforcing a Fund’s remedies under a Loan including additional legal costs and payment of real property transfer taxes upon foreclosure in certain jurisdictions or legal costs and expenses associated with operating real property. As a result of these additional costs, the Fund may determine that pursuing foreclosure on the Loan collateral is not worth the associated costs. In addition, if the Fund incurs costs and the collateral loses value or is not recovered by the Fund in foreclosure, the Fund could lose more than its original investment in the Loan. Foreclosure risk is heightened for Junior Loans, including certain mezzanine loans.
Covenant-Lite Obligations. A Fund may invest in or be exposed to floating rate loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. A Fund may obtain exposure to covenant-lite obligations through investment in securitization vehicles and other structured products. In current market conditions, many new, restructured or reissued loans and similar debt obligations do not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations allow borrowers to exercise more flexibility with respect to certain activities that may otherwise be limited or prohibited under similar loan obligations that are not covenant-lite. In an investment with a traditional financial maintenance covenant, the borrower is required to meet certain regular, specific financial tests over the term of the investment; in a covenant-lite obligation, the borrower would only be required to satisfy certain financial tests at the time it proposes to take a specific action or engage in a specific transaction (e.g., issuing additional debt, paying a dividend, or making an acquisition) or at a time when another financial criteria has been met (e.g., reduced availability under a revolving credit facility, or asset value falling below a certain percentage of outstanding debt obligations). In addition, in a loan with traditional covenants, the borrower is required to provide certain periodic financial reporting that typically includes a detailed calculation of certain financial metrics; in a covenant-lite obligation, certain detailed financial information is only required to be provided when a financial metric is required to be calculated, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. In addition, in the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower or take other measures intended to mitigate losses prior to default. Accordingly, a Fund may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies, and may experience losses or delays in enforcing its rights on covenant-lite obligations. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.
Miscellaneous Investment Strategies and Risks
Quantitative Investing Risk. Some Sub-Advisers employ and/or rely on algorithms, models or other systems in connection with many of its investment activities, including research, forecasting, selection, optimization, order routing, execution, and allocation processes (together, “Systems”). These Systems, which may be employed together and operate without human intervention, rely heavily on the use of proprietary and nonproprietary data, software, hardware, and intellectual property, including data, software and hardware that may be licensed or otherwise obtained from third parties. The use of such Systems has inherent limitations and risks. Although the Sub-Advisers seek to develop and use Systems appropriately and effectively, there can be no assurance that they will successfully do so. The Systems are extremely complex and may involve the use of financial, economic, econometric and statistical theories, research and modeling and related translation into computer code. Errors may occur in the design, writing, testing, monitoring, and/or implementation of Systems, including in the manner in which Systems function together. The effectiveness of Systems may diminish over time, including as a result of market changes and changes in the behavior of market participants. The quality of the resulting analysis, investment selections, portfolio construction, asset allocations, proposed trades, risk management, allocations of investment opportunities and trading strategies depends on a number of factors including the accuracy and quality of data inputs into the Systems, including through automated and manual integration of completed transactions, the mathematical and analytical assumptions and underpinnings of the Systems’ coding, the accuracy in translating those analytics into program code or interpreting the output of a System by another System in order to facilitate a transaction, change in market conditions, the successful integration of the various Systems into the portfolio selection and trading process and whether actual market events correspond to one or more assumptions underlying the Systems. Accordingly, Systems are subject to errors and/or mistakes (“System Incidents”) that may adversely impact a Fund. For example, System Incidents
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may result in Systems performing in a manner other than as intended, including, but not limited to, failure to achieve desired performance or investment objectives, execution of unanticipated trades or failure or delays in executing intended trades, failure to properly allocate trades, failure to properly gather and organize available data, or failure to identify hedging or other risk management opportunities or targets, all of which may adversely impact Funds.
Certain Sub-advisers rely on quantitative models, data, and trading algorithms supplied by third parties for certain Funds. Such models, data and algorithms are used to construct sets of transactions and investments, to implement investment decisions, and to provide risk management insights. When the third-party models, data or algorithms prove to be incorrect or incomplete, any decisions or investments made in reliance thereon expose applicable Funds to additional risks. For example, sub-advisers do not have the same insight or access into the construction, coding or testing of the algorithms, and the sub-advisers and applicable Funds will be exposed to systems, cyber security and other risks associated with the third party models, data or algorithms.
The Systems rely heavily on appropriate data inputs and it is impossible and impracticable to factor all relevant, available data into the Systems. A sub-adviser will use its discretion to determine what data to gather and what subset of data the Systems utilize. In addition, due to the automated nature of gathering data, the volume and depth of data available, the complexity and often manual nature of data cleaning, and the fact that the data may come from third-party sources, it is inevitable that not all desired and/or relevant data will be available to, or processed by, a sub-adviser at all times. Where incorrect or incomplete data is available, the sub-adviser may, and often will, continue to generate forecasts and make investment decisions based on the data available. Additionally, a sub-adviser may determine that certain available data, while potentially useful in generating forecasts and/or making investment decisions, is not cost effective to gather due to, among other factors, the technology costs or third-party vendor costs and, in such cases, the sub-adviser may not utilize such data. A Sub-adviser has full discretion to select the data it utilizes, and may elect to use or may refrain from using any specific data or type of data in the Systems. The data used in the development of use of Systems may not be the most accurate data available or free of errors.
Further, if incorrect market or other data are entered into an otherwise properly functioning System, the System’s resulting output, including proposed trades or investment recommendations, may be inconsistent with the underlying investment strategy. Even if data is input correctly, prices anticipated by the data through the Systems may differ substantially from market prices, especially for financial instruments with complex characteristics, such as derivatives, in which certain Funds may invest. Most Systems require continual monitoring and enhancements, and there is no guarantee that such monitoring and enhancements will be successful or that Systems will operate as intended. The successful deployment of the investment strategy, the portfolio construction process and/or the trading process could be severely compromised by software or hardware malfunctions, viruses, glitches, connectivity loss, system crashes or various other System Incidents, including, in particular, where multiple Systems contribute to the process, in particular where there is no human intervention (e.g., where one System develops a potential recommended signal or possible trade and another System interprets or optimizes that recommended signal or possible trade to facilitate a trade order, another System routes and executes that trade order, and another System allocates the completed trade, and where this process runs again in reliance on the preceding automated transaction). System Incidents may be difficult to detect and a sub-adviser may not immediately or ever detect certain System Incidents, which may have an increasing impact on a Fund over time. The sub-advisers have adopted policies and procedures that they believe are reasonably designed to prevent, detect, escalate and immediate System Incidents.
Borrowings. A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. If a Fund utilizes borrowings, for investment purposes or otherwise, it may pledge up to 33 1∕3% of its total assets to secure such borrowings. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative or emergency purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be
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recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
LIBOR Discontinuance and Unavailability Risk. The London Interbank Offering Rate (“LIBOR”) was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on a number of factors, including that LIBOR and other interbank offering rates (“IBORs”) may no longer be representative of the underlying markets and, as a result, publication of all LIBOR settings has ceased. New or alternative reference rates have since been used in place of LIBOR. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR,” which is intended to replace U.S. dollar LIBOR and measures the cost of U.S dollar overnight borrowings collateralized by treasuries) and the Sterling Overnight Index Average rate (“SONIA,” which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). Markets are slowly developing in response to these new rates. As a result of the benchmark reforms, the Adviser, Sub-Advisers, and the Funds have generally transitioned to successor or alternative reference rates as necessary. Although the transition process away from IBORs for most instruments has been completed, there is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, which may affect the value, volatility, liquidity, or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions, and entering into new trades. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. Moreover, certain aspects of the transition from IBORs will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; no assurances can be given as to the impact of the transition away from LIBOR on a Fund or its investments. These risks may also apply with respect to changes in connection with other IBORs (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.
Commodity-Linked Derivatives. Commodity-linked derivatives are derivative instruments the value of which is linked to the value of a commodity, commodity index or commodity futures. A Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Use of leveraged commodity-linked derivatives creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value), and there can be no assurance that a Fund’s use of leverage will be successful. Tax considerations may limit a Fund’s ability to pursue investments in commodity-linked derivatives. The Funds do not currently intend to invest in commodity-linked derivatives.
Commodity-Related Pooled Investment Vehicles. Commodity-related pooled investment vehicles include ownership interests in grantor trusts and other pooled investment vehicles that hold tangible assets such as gold, silver or other commodities or invest in commodity futures. Grantor trusts are typically traded on an exchange.
Investors do not have the rights normally associated with ownership of other types of shares when they invest in pooled investment vehicles holding commodities or commodity futures, including those structured as limited partnerships or grantor trusts holding commodities. For example, the owners of these commodity-related grantor trusts or limited partnerships do not have the right to elect directors, receive dividends or take other actions normally associated with the ownership of shares of a corporation. Holders of a certain percentage of shares in a grantor trust may have the right to terminate the trust or exercise other rights which would not be available to small investors. If investors other than a Fund exercise their right to terminate, a Fund that wishes to invest in the underlying commodity through the pooled investment vehicle will have to find another investment and may not be able to find another vehicle that offers the same investment features. In the event that one or more participants holding a substantial interest in these pooled investment vehicles withdraw from participation, the liquidity of the pooled investment vehicle will likely decrease which could adversely affect the market price of the pooled investment vehicle and result in a Fund incurring a loss on its investments.
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These pooled investment vehicles are not registered investment companies, and many are not commodity pools, and therefore, do not have the protections available to those types of investments under federal securities or commodities laws. For example, unlike registered investment companies, these vehicles are not subject to federal securities laws that limit transactions with affiliates, require redemption of shares, or limit sales load. Although shares of these vehicles may be traded on an exchange, there may be no active market for such shares and such shares may be highly illiquid.
These vehicles are subject to the risks associated with direct investments in commodities. The market price of shares of these vehicles will be as unpredictable as the price of the underlying commodity. Many factors can cause a decline in the prices of commodities including a change in economic conditions, such as a recession. This risk is magnified when the commodity is used in manufacturing. In addition, the prices of commodities may be adversely impacted by a change in the attitude of speculators and investors toward the applicable commodity, or a significant increase in commodity price hedging activity. In addition, the value of the shares will be adversely affected if the assets owned by the trust are lost, damaged or of inferior quality.
The commodities represented by shares of a grantor trust will decrease over the life of the trust due to sales of the underlying commodities necessary to pay trust fees and expenses, including expenses associated with indemnification of certain service providers to the pooled investment vehicle. Without increases in the price of the underlying commodity sufficient to compensate for that decrease, the price of the investment will decline and a Fund will incur a loss on its investment.
Commodity-related grantor trusts are passive investment vehicles. This means that the value of the investment in a grantor trust may be adversely affected by trust losses that, if the trust had been actively managed, might have been possible to avoid. A Fund’s intention to qualify as a regulated investment company under Subchapter M of the Code may limit its ability to make investments in grantor trusts or limited partnerships that invest in commodities or commodity futures.
The Funds do not currently intend to invest in commodity-related pooled investment vehicles.
Cyber Security Risk. As the use of technology, including cloud based technology, has become more prevalent and interconnected in the course of business, the Funds have become more susceptible to operational and financial risks associated with cyber security, including: theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its shareholders, processing and human errors, inadequate or failed internal or external processes, failures in system and technology, errors in algorithms used with respect to the Funds, changes in personnel, errors caused by third parties or trading counterparties and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. In addition, there are inherent limitations to these plans and systems, and certain risks may not yet be identified, and new risks may emerge in the future. Cyber security risks may result in financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders; delays or mistakes in the calculation of a Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. Further, substantial costs may be incurred in order to prevent future cyber incidents. A Fund’s service providers (including, but not limited to, the Adviser, any Sub-Advisers, administrator, transfer agent, and custodian or their agents), financial intermediaries, companies in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cyber security risks in their own businesses, which could result in losses to a Fund or its shareholders. The use of cloud-based service providers could heighten or change these risks. Additionally, work-from-home arrangements by a Fund, the Adviser or their service providers could increase these risks, create additional data and information accessibility concerns, and make a Fund, the Adviser or their service providers susceptible to operational disruptions, any of which could adversely impact their operations. Recently, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business, and certain security breaches may not be detected. There can be no assurance that a Fund will not suffer losses relating to cyberattacks or other information security breaches in the future.
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Volcker Rule Risk. Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder (known as the “Volcker Rule”) places restrictions on the activities of banking entities, including the adviser and its affiliates, and may impact the long-term viability of a Fund. Under the Volcker Rule, if the adviser or its affiliates own 5% or more of the ownership interests of a Fund outside of the permitted seeding time period, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of a Fund’s investment strategy, with permissible extensions under certain circumstances. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in a Fund at a time that is sooner than would otherwise be desirable. This may require the sale of Fund securities, which may result in losses, increased transaction costs and adverse tax consequences. In addition, the ongoing viability of a Fund may be adversely impacted by the anticipated or actual redemption of Fund shares owned by the adviser and its affiliates and could result in a Fund’s liquidation.
Exchange-Traded Notes (“ETNs”). are senior, unsecured notes linked to an index. Like ETFs, they may be bought and sold like shares of stock on an exchange. However, ETNs have a different underlying structure. While ETF shares represent an interest in a portfolio of securities, ETNs are structured products that are an obligation of the issuing bank, whereby the bank agrees to pay a return based on the target index less any fees. Essentially, these notes allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying index remaining unchanged. The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and Internal Revenue Service and may also be affected by future legislation.
Impact of Large Redemptions and Purchases of Fund Shares. Under applicable regulations, the Adviser or an affiliate of the Adviser may be required to reduce its seed investment or other ownership interest in a Fund at a time that is sooner than the Adviser or its affiliate otherwise would. In addition to such redemptions of seed investment, from time to time, shareholders of a Fund (which may include the Adviser or affiliates of the Adviser or accounts for which the Adviser or its affiliates serve as investment adviser or trustee or, for certain Funds, affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause a Fund to have to sell securities, or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund’s performance to the extent that the Fund is required to sell securities or invest cash at times when it would not otherwise do so, which may result in a loss to the Fund. These transactions may result in higher portfolio turnover, accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may impact the Fund’s expense ratio. Additionally, a significant reduction in Fund assets would result in Fund expenses being spread over a small asset base, potentially causing an increase in the Fund’s expense ratio. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate. In addition to the above information, the Funds’ SAI includes disclosure of accounts holding more than 5% of a Fund’s voting securities.
Capital Gains. A Fund may sell securities and subsequently repurchase the same securities in an effort to manage capital gains distributions. This may occur if a Fund’s unrealized and/or realized capital gains represent a significant portion of its net assets. If this occurs, this will change the timing, amount and/or character of capital gains to be distributed and therefore the amount and timing of tax paid by Fund shareholders will change. In addition, shareholders may experience corresponding tax implications upon redemption as reinvested distributions will generally increase the cost basis of their Fund share position, potentially changing the amount of realized gain or loss. Accordingly, a redeeming shareholder’s total tax liability from distributions and redemptions for a year may be impacted by the character of the distributions and whether or not shares are redeemed in the same year. In addition, a Fund’s repurchased securities when subsequently sold may cause the Fund to realize short-term capital gains or losses rather
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than long-term capital gains or losses. Repurchases of substantially identical securities within 30 days before or after the securities are sold at a loss will result in the application of the wash sale rules. The Fund would incur additional transaction costs from the selling and repurchasing of securities, and the value of the securities sold may change. An increase or decrease in the value of securities sold prior to being repurchased may impact Fund performance. Additionally, unless otherwise disclosed in a Fund’s prospectus, the Funds are not managed to maximize after-tax returns or tax efficiency for taxable shareholder accounts. As a result, large redemptions could accelerate the realization of capital gains for a shareholder of those Funds. Investors should consider whether a Fund is an appropriate investment in light of their current financial position and retirement needs.
Government Intervention in Financial Markets. Events in the financial sector have resulted in reduced liquidity in credit and fixed income markets and a higher degree of volatility in the financial markets, both domestically and internationally. While entire markets were, and may continue to be, impacted, issuers that have exposure to the real estate, mortgage and credit markets were, and may continue to be, particularly affected. Future market turbulence may have an adverse effect on the Funds’ investments. It is uncertain how long these conditions will continue.
Instability in the financial markets has previously led, and could lead, governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, a lack of liquidity or other adverse conditions. Governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds.
Master Limited Partnerships. Certain companies are organized as master limited partnerships (“MLPs”) in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects or provide financial services. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.
The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. In addition, MLPs may have limited financial resources, their securities may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
YieldCos. A “YieldCo” is a dividend growth-oriented company, created by a parent company (the “YieldCo Sponsor”), that bundles operating assets in order to generate systematic cash flows. YieldCos are not limited by asset or income composition, but they are generally tied to the energy industry, including, for example, renewable energy projects, that offer predictable cash flows. YieldCos generally serve a similar purpose as MLPs and REITs, which most energy companies cannot establish due to regulatory reasons.
The risks of investing in YieldCos involve risks that differ from investments in traditional operating companies, including risks related to the relationship between the YieldCo and the YieldCo Sponsor. A YieldCo is usually dependent on the management of the YieldCo Sponsor and may be impacted by the
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development capabilities and financial health of its YieldCo Sponsor. Additionally, a YieldCo Sponsor may have interests that conflict with the interests of its YieldCo and may retain control of the YieldCo through classes of stock held by the YieldCo Sponsor.
A YieldCo’s share price is typically a multiple of its distributable cash flow. Therefore, any event that limits a YieldCo’s ability to maintain or grow its distributable cash flow would likely have a negative impact on the YieldCo’s share price. The share price of a YieldCo can be affected by fundamentals unique to the YieldCo, including the robustness and consistency of its earnings and its ability to meet debt obligations including the payment of interest and principle to creditors. A YieldCo may distribute all or substantially all of the cash available for distribution, which may limit new acquisitions and future growth. A YieldCo may finance its growth strategy with debt, which may increase the YieldCo’s leverage and the risks associated with the YieldCo. The ability of a YieldCo to maintain or grow its dividend distributions may depend on the YieldCo’s ability to minimize its tax liabilities through the use of accelerated depreciation schedules, tax loss carryforwards, and tax incentives. Changes to the current tax code could result in greater tax liabilities, which would reduce a YieldCo’s distributable cash flow.
New Financial Products. New options and futures and other financial products, and various combinations thereof, including over-the-counter products, continue to be developed. These various products may be used to adjust the risk and return characteristics of certain Funds’ investments. These various products may increase or decrease exposure to security prices, interest rates, commodity prices, or other factors that affect security values, regardless of the issuer’s credit risk. If market conditions do not perform as expected, the performance of a Fund would be less favorable than it would have been if these products were not used. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater return as well as potentially greater risk of loss than more traditional fixed income investments.
Private Placements, Restricted Securities and Other Unregistered Securities. Subject to its policy limitation, a Fund may acquire investments such as commercial obligations issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(a)(2) under the Securities Act of 1933, as amended (the “1933 Act”), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. These securities may be subject to liquidity risks and certain private placements may be determined to be Illiquid Investments under the Liquidity Risk Management Program applicable to the Funds.
A Fund is subject to a risk that, should the Fund decide to sell such securities when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected. In addition, information about the issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. As a result, prices of such securities may be difficult to value and highly volatile, which could impact the value of a Fund’s net assets. Where a security must be registered under the 1933 Act before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.
The Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the 1933 Act and other restricted securities (i.e., other securities subject to restrictions on resale). Section 4(a)(2) commercial paper (“4(a)(2) paper”) is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in 4(a)(2) paper, thus providing liquidity.
Certain investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.
Regulation S Securities. A Fund may invest, either directly or through investments in its wholly-owned subsidiary, in the securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the 1933 Act (“Regulation S
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Securities”). Offerings of Regulation S Securities may be conducted outside of the United States. Because Regulation S Securities are subject to legal or contractual restrictions on resale, Regulation S Securities may be determined to be Illiquid Investments under the Liquidity Risk Management Program applicable to the Funds. Please refer to “Liquidity Risk Management Program” below for further discussion of regulatory considerations and constraints relating to investment liquidity. Furthermore, because Regulation S Securities are generally less liquid than registered securities, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S Securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.
Investments in the Subsidiary. Investments in the Subsidiary are expected to provide the Credit Opportunities Fund with exposure to Regulation S Securities. The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Credit Opportunities Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. It is expected that the Subsidiary will primarily purchase newly-issued Regulation S Securities. The Credit Opportunities Fund will gain exposure to these instruments indirectly by investing in the Subsidiary. To the extent the Credit Opportunities Fund invests in the Subsidiary, the Fund will be subject to the risks associated with those newly-issued Regulation S Securities. The Subsidiary is not registered under the 1940 Act, and is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Credit Opportunities Fund and/or the Subsidiary to operate as described in the Prospectus and this SAI, and could negatively affect the Fund and its shareholders.
Investments in the Multi-Strategy Subsidiaries are expected to provide the Multi-Strategy Fund with exposure to commodities. The Multi-Strategy Subsidiaries are companies organized under the laws of the Cayman Islands, and are overseen by their own boards of directors. The Multi-Strategy Fund is the sole shareholder of the Multi-Strategy Subsidiaries, and it is not currently expected that shares of the Multi-Strategy Subsidiaries will be sold or offered to other investors. It is expected that the Multi-Strategy Subsidiaries will primarily purchase commodity-related investments. The Multi-Strategy Fund will gain exposure to these instruments indirectly by investing in the Multi-Strategy Subsidiaries. To the extent the Multi-Strategy Fund invests in the Multi-Strategy Subsidiaries, the Fund will be subject to the risks associated with those commodity-related investments. The Multi-Strategy Subsidiaries is not registered under the 1940 Act, and is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Multi-Strategy Fund and/or the Multi-Strategy Subsidiaries to operate as described in the Prospectus and this SAI, and could negatively affect the Fund and its shareholders.
Securities Issued in Connection with Reorganizations and Corporate Restructurings. Debt securities may be downgraded and issuers of debt securities including investment grade securities may default in the payment of principal or interest or be subject to bankruptcy proceedings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. A Fund may hold such common stock and other securities even though it does not ordinarily invest in such securities and such common stock or other securities may be denominated in currencies that a Fund may not ordinarily hold.
Stapled Securities. From time to time, the Funds may invest in stapled securities to gain exposure to companies. A stapled security is a security that is comprised of two or more parts that cannot be separated from one another. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income derived from them may fall as well as rise. Stapled securities are not obligations of, deposits in, or guaranteed by, the Fund. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.
Temporary Defensive Positions. To respond to unusual market conditions, all of the Funds may invest their assets in cash or cash equivalents. Cash equivalents are highly liquid, high quality instruments with maturities of three months or less on the date they are purchased for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer term investments and may prevent the Funds from meeting their investment objectives. The percentage of total assets that a Fund may invest in cash or cash equivalents is described in the applicable Fund’s Prospectus. They include securities issued by the U.S. government, its agencies, Government-Sponsored Enterprises (“GSEs”) and instrumentalities,
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repurchase agreements with maturities of seven days or less, certificates of deposit, bankers’ acceptances, commercial paper, money market mutual funds, and bank deposit accounts. In order to invest in repurchase agreements with the Federal Reserve Bank of New York for temporary defensive purposes, certain Funds may engage in periodic “test” trading in order to assess operational abilities at times when the Fund would otherwise not enter into such a position. These exercises may vary in size and frequency.
Inflation/Deflation Risk. The Funds may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income from a Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets can decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s assets.
Infectious Disease Risk. A widespread outbreak of an infectious disease, such as COVID-19 may negatively affect economies, markets and individual companies throughout the world. The effects of this or any future pandemic to public health and business and market conditions, including, among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending, may have a significant negative impact on the performance of a Fund’s investments, increase volatility, and exacerbate other pre-existing political, social and economic risks to the Funds.
The impacts of epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, particular regions, or the entire global economy, individual companies and investment products, and the market in general. The full extent of such impacts cannot necessarily be foreseen. The impacts may be short term or may last for an extended period of time, and may exacerbate other pre-existing political, social and economic risks. The value of a Fund and the securities in which a Fund invests may be adversely affected by impacts caused by epidemics and pandemics that may arise in the future. The impact of an epidemic or a pandemic may also negatively affect the liquidity of certain portfolio holdings of a Fund and may make it more difficult to value such holdings. Because epidemics and pandemics impact broad segments of businesses and populations at the same time or in close succession, often in unpredictable and significant ways, they create the risk that a Fund’s operations may be interrupted, which may have a significant negative impact on investment performance. Governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the instruments in which a Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The ultimate impact of any epidemic or pandemic and the extent to which the associated conditions and government responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
Regulatory and Legal Risk. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation applying to a Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws may adversely impact the investment strategies, performance, costs and operations of a Fund or taxation of shareholders.
In September 2023, the SEC adopted amendments to Rule 35d-1 regarding names of registered investment companies such as the Funds. The amendments could cause some Funds to change their name or investment policies and make other adjustments to their portfolio investments. Implementation of any such change, which would need to be made prior to December 2025, could adversely impact a Fund’s investment strategies or investments. The impact of the rule amendments is still uncertain and under assessment.
Mortgage-Related Securities
Mortgages (Directly Held). Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities (“MBS”), which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.
Directly placed mortgages may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed
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property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, reduced demand for commercial and office space as well as increased maintenance or tenant improvement costs to convert properties for other uses, the inability to release space on attractive terms, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of a Fund or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of cleanup or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.
Mortgage-Backed Securities (“CMOs” and “REMICs”). A Fund may invest in MBS, which are securities that represent pools of mortgage loans assembled and/or securitized for sale to investors. MBS include mortgage pass-through securities and CMOs. MBS may be arranged by various governmental agencies, such as the Government National Mortgage Association (“Ginnie Mae”); GSEs, such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); and private issuers, such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies.
A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder after paying servicing and guarantee fees.
CMOs are debt securities that are fully collateralized by a portfolio of mortgages or MBS, or re-securitized or reorganized MBS. Unlike mortgage pass-through securities, CMOs may be organized in a variety of different ways to create customized cash flows in different tranches and may offer certain protections against prepayment risk, such as creating more definite maturities. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments. CMOs may be structured as Real Estate Mortgage Investment Conduits (“REMICs”) which are federally tax-exempt entities that may be organized as trusts, partnerships, corporations or other types of associations.
CMOs are also subject to cash flow uncertainty and price volatility. Stripped mortgage securities (a type of potentially high-risk CMO) are created by separating the interest and principal payments generated by a pool of MBS or a CMO to create additional classes of securities. CMOs are subject to principal prepayments on the underlying mortgages and, thus, may be retired earlier than scheduled.
MBS are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities may not be an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments increase, sometimes rapidly. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the MBS at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect a Fund’s NAV. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of MBS extends, resulting in increased volatility. A decline or flattening of housing values may cause delinquencies in the mortgages (especially sub-prime or non-prime mortgages) underlying MBS and thereby adversely affect the ability of the MBS issuer to make principal payments to MBS holders. The value of MBS backed by subprime loans has declined in the past, and may decline in the future, including significantly during market downturns.
MBS issued by the U.S. government and its agencies and instrumentalities may be backed by the full faith and credit of the U.S. government or may be guaranteed as to principal and interest payments. There are a number of important differences among the agencies, GSEs and instrumentalities of the U.S. government that issue MBS and among the securities that they issue.
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Ginnie Mae Securities. MBS issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates, and CMOs which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. Ginnie Mae’s guarantee is backed by the full faith and credit of the U.S. government. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.
Fannie Mae and Freddie Mac Securities. MBS issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. government. Fannie Mae is a government-sponsored enterprise, which is chartered by Congress but owned by private shareholders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. MBS issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates and CMOs. Like Fannie Mae, Freddie Mac is a government-sponsored enterprise, which is chartered by Congress but owned by private shareholders. Freddie Mac Certificates are not guaranteed by the U.S. government and do not constitute a debt or obligation of the U.S. government. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
On June 3, 2019, under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac began issuing uniform mortgage-backed securities (“UMBS”). UMBS are eligible for delivery into the TBA market. Each UMBS has a 55-day remittance cycle and can be used as collateral in either a Fannie Mae or Freddie Mac security or held for investment. Freddie Mac’s legacy TBA-eligible securities have a 45-day remittance cycle and will not be directly eligible for delivery in settlement of a UMBS trade. Freddie Mac will offer investors the opportunity to exchange outstanding legacy mortgage-backed securities for mirror UMBS with a 55-day remittance period. The exchange offer includes compensation for the 10-day delay in receipt of payments. A Fund’s ability to invest in UMBS to the same degree that the Fund currently invests in Fannie Mae and Freddie Mac mortgage-backed securities is uncertain.
While Fannie Mae and Freddie Mac have taken steps for a smooth transition to the issuance of UMBS, the effects of the issuance of UMBS on the MBS and TBA markets are uncertain and there may be factors that affect the timing of the transition to UMBS or the ability of market participants, including a Fund, to adapt to the issuance of UMBS. A Fund may need to consider the tax and accounting issues raised by investments in UMBS and/or the exchange of legacy Freddie Mac securities for UMBS. Additionally, there could be divergence in prepayment rates of UMBS issued by Fannie Mae and Freddie Mac, which could lead to differences in the prices of Fannie Mae- and Freddie Mac-issued UMBS if Fannie Mae and Freddie Mac fail to align programs, policies and practices that affect prepayments. The initial effects of the issuance of UMBS on the market for mortgage-related securities have been relatively minimal, however the long-term effects are still uncertain.
For more information on recent events impacting Fannie Mae and Freddie Mac securities, see “Recent Events Regarding Fannie Mae and Freddie Mac Securities” under the heading “Risk Factors of Mortgage-Related Securities” below.
CMOs and guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae, Freddie Mac, Ginnie Mae and private issuers are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. The Funds do not currently intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC Trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates (the “Mortgage Assets”). The obligations of Fannie Mae, Freddie Mac or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac or Ginnie Mae, respectively.
Fannie Mae REMIC Certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.
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Freddie Mac REMIC Certificates. Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as “Gold PCs.”
Ginnie Mae REMIC Certificates. Ginnie Mae guarantees the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes as specified in the related offering circular supplement). The Ginnie Mae guarantee is backed by the full faith and credit of the United States.
REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. government securities for purposes of investment policies.
CMOs and REMIC Certificates provide for the redistribution of cash flow to multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. This reallocation of interest and principal results in the redistribution of prepayment risk across different classes. This allows for the creation of bonds with more or less risk than the underlying collateral exhibits. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.
The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.
Additional structures of CMOs and REMIC Certificates include, among others, principal only structures, interest only structures, inverse floaters and “parallel pay” CMOs and REMIC Certificates. Certain of these structures may be more volatile than other types of CMO and REMIC structures. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates, which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount of principal payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes. The Z-Bonds in which the Funds may invest may bear the same non-credit-related risks as do other types of Z-Bonds. Z-Bonds in which the Fund may invest will not include residual interest.
Total Annual Fund Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectus do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.
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GSE Credit Risk Transfer Securities and GSE Credit-Linked Notes. GSE Credit risk transfer securities are notes issued directly by a GSE, such as Fannie Mae and Freddie Mac, and GSE credit-linked notes are notes issued by a SPV sponsored by a GSE. Investors in these notes provide credit protection for the applicable GSE’s mortgage-related securities guarantee obligations. In this regard, a noteholder receives compensation for providing credit protection to the GSE and, when a specified level of losses on the relevant mortgage loans occurs, the principal balance and certain payments owed to the noteholder may be reduced. In addition, noteholders may receive a return of principal prior to the stated maturity date reflecting prepayment on the underlying mortgage loans and in any other circumstances that may be set forth in the applicable loan agreement. The notes may be issued in different tranches representing the issuance of different levels of credit risk protection to the GSE on the underlying mortgage loans and the notes are not secured by the reference mortgage loans. There are important differences between the structure of GSE credit risk transfer securities and GSE credit-linked notes.
GSE Credit Risk Transfer Securities Structure. In this structure, the GSE receives the note sale proceeds. The GSE pays noteholders monthly interest payments and a return of principal on the stated maturity date based on the initial investment amount, as reduced by any covered losses on the reference mortgage loans.
GSE Credit-Linked Notes Structure. In this structure, the SPV receives the note sale proceeds and the SPV’s obligations to the noteholder are collateralized by the note sale proceeds. The SPV invests the proceeds in cash or other short-term assets. The SPV also enters into a credit protection agreement with the GSE pursuant to which the GSE pays the SPV monthly premium payments and the SPV compensates the GSE for covered losses on the reference mortgage loans. The SPV pays noteholders monthly interest payments based on the premium payments paid by the GSE and the performance on the invested note sale proceeds. The noteholders also receive a return of principal on a stated maturity date based on the initial investment amount, as reduced by any covered losses on the reference mortgage loans paid by the SPV or the GSE.
Mortgage TBAs. A Fund may invest in mortgage pass-through securities eligible to be sold in the “to-be-announced” or TBA market (“Mortgage TBAs”). Mortgage TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is generally announced 48 hours before the settlement date. Mortgage TBAs are subject to the risks described in the “When-Issued Securities, Delayed Delivery Securities and Forward Commitments” section. Additionally, amendments to applicable rolls include certain mandatory margin requirements for the TBA market, which may require the Funds to pay collateral in connection with their TBA transactions. The required margin could increase the cost of the Funds and add additional complexity for Funds engaging in these transactions.
Mortgage Dollar Rolls. In a mortgage dollar roll transaction, one party sells MBS, principally Mortgage TBAs, for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. Economically offsetting TBA positions with the same agency, coupon and maturity date are generally permitted to be netted if the short position settles on the same date or before the long position. During the period between the sale and repurchase in a mortgage dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited. Mortgage dollar rolls may be subject to leverage risks. In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate, which increases costs and may increase taxable gains. The benefits of mortgage dollar rolls may depend upon the Adviser’s ability to predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. For purposes of diversification and investment limitations, mortgage dollar rolls are considered to be MBS.
Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities issued outside the REMIC or CMO structure. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (“IOs”), while the other class will receive
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all of the principal (“POs”). Mortgage IOs receive monthly interest payments based upon a notional amount that declines over time as a result of the normal monthly amortization and unscheduled prepayments of principal on the associated mortgage POs.
In addition to the risks applicable to mortgage-related securities in general, SMBS are subject to the following additional risks:
Prepayment/Interest Rate Sensitivity. SMBS are extremely sensitive to changes in prepayments and interest rates. Even though these securities have been guaranteed by an agency or instrumentality of the U.S. government, under certain interest rate or prepayment rate scenarios, the Funds may lose money on investments in SMBS.
Interest-Only SMBS. Changes in prepayment rates can cause the return on investment in IOs to be highly volatile. Under extremely high prepayment conditions, IOs can incur significant losses.
Principal-Only SMBS. POs are bought at a discount to the ultimate principal repayment value. The rate of return on a PO will vary with prepayments, rising as prepayments increase and falling as prepayments decrease. Generally, the market value of these securities is unusually volatile in response to changes in interest rates.
Yield Characteristics. Although SMBS may yield more than other MBS, their cash flow patterns are more volatile and there is a greater risk that any premium paid will not be fully recouped. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain analytical and hedging techniques.
Privately Issued Mortgage-Related Securities. Non-government issuers, including commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Mortgage pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance of guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof may be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.
Privately issued mortgage-related securities may not be subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities may include second mortgages, high loan-to-value ratio mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with low credit ratings or other factors that increase the risk of default. For these reasons, the loans underlying these securities historically have had higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A, at times, have also performed poorly. Even loans classified as prime may experience higher levels of delinquencies and defaults. A decline in real property values across the United States may exacerbate the level of losses that investors in privately issued mortgage-related securities have experienced. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.
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Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
The Funds may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. Such third parties may have obligations to investors of mortgage-related securities under trust or other documents. For example, loan servicers may be liable to the holder of the mortgage-related securities for negligence or willful misconduct in carrying out their servicing duties. Similarly, loan originators/servicers may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security, which if untrue, may trigger an obligation of the originator/service or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Although trust and other documents may include protective provisions, investors in certain mortgage-related securities have had limited success in enforcing terms or such agreements against such third parties. In addition, such third parties may have had interests that are in conflict with those holders of the mortgage-related securities.
For example, to the extent third party entities are involved in litigation relating to the securities, actions may be taken by such third parties that are adverse to the interest of the holders of the mortgage-related securities, including the Funds, such as withholding proceeds due to holders of the mortgage-related securities, to cover legal or related costs. Any such action could result in losses to the Funds.
In addition, certain mortgage-related securities, which may include loans that originally qualified under standards established by government-sponsored entities (for example, certain REMICs that include Fannie Mae mortgages), are not considered as government securities for purposes of a Fund’s investment strategies or policies and may be subject to the same risks as privately-issued mortgage-related securities. There is no government or government-sponsored guarantee for such privately issued investments.
Adjustable Rate Mortgage Loans. Certain Funds may invest in adjustable rate mortgage loans (“ARMs”). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.
Adjustable interest rates can cause payment increases that some borrowers may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.
Certain ARMs may provide for periodic adjustments of scheduled payments in order to amortize fully the mortgage loan by its stated maturity. Other ARMs may permit their stated maturity to be extended or shortened in accordance with the portion of each payment that is applied to interest as affected by the periodic interest rate adjustments.
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There are two main categories of indexes which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indexes include the one-year, three-year and five-year constant maturity Treasury bill rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year LIBOR, the prime rate of a specific bank, or commercial paper rates. Some indexes, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Fund’s portfolio and therefore in the net asset value of the Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indexes.
In general, changes in both prepayment rates and interest rates will change the yield on MBS. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to “lock-in” a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization.
Other factors affecting prepayment of ARMs include changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgage properties and servicing decisions.
Risk Factors of Mortgage-Related Securities. The following is a summary of certain risks associated with Mortgage-Related Securities:
Guarantor Risk. There can be no assurance that the U.S. government would provide financial support to Fannie Mae or Freddie Mac if necessary in the future. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.
Interest Rate Sensitivity. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.
Liquidity. The liquidity of certain MBS varies by type of security; at certain times, a Fund may encounter difficulty in disposing of such investments. In the past, in stressed markets, certain types of MBS suffered periods of illiquidity when disfavored by the market. It is possible that the Fund may be unable to sell a mortgage-backed security at a desirable time or at the value the Fund has placed on the investment.
Market Value. The market value of the Fund’s adjustable rate MBS may be adversely affected if interest rates increase faster than the rates of interest payable on such securities or by the adjustable rate mortgage loans underlying such securities. Furthermore, adjustable rate MBS or the mortgage loans underlying such securities may contain provisions limiting the amount by which rates may be adjusted upward and downward and may limit the amount by which monthly payments may be increased or decreased to accommodate upward and downward adjustments in interest rates. When the market value of the properties underlying the MBS suffer broad declines on a regional or national level, the values of the corresponding MBS or MBS as a whole, may be adversely affected as well.
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Prepayments. Adjustable rate MBS have less potential for capital appreciation than fixed rate MBS because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate MBS may be adversely affected as a result of increases in interest rates and, because of the risk of unscheduled principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent MBS are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Fund’s principal investment to the extent of the premium paid. On the other hand, if such securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.
Yield Characteristics. The yield characteristics of MBS differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the MBS in which the Funds invest will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying such securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates taking into account the cost of any refinancing. In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.
Recent Events Regarding Fannie Mae and Freddie Mac Securities. On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement (“SPA”) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury agreed to purchase 1,000 shares of senior preferred stock with an initial liquidation preference of $1 billion and obtained warrants and options for the purchase of common stock of each of Fannie Mae and Freddie Mac. Under the SPAs as currently amended, the U.S. Treasury has pledged to provide financial support to a GSE in any quarter in which the GSE has a net worth deficit as defined in the respective SPA. The SPAs contain various covenants that severely limit each enterprise’s operations.
The conditions attached to entering into the SPAs place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the U.S. Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. Under a letter agreement entered into in January 2021, each enterprise is permitted to retain earnings and raise private capital to enable them to meet the minimum capital requirements under the FHFA’s Enterprise Regulatory Capital Framework (“ERCF”). The letter agreement also permits each enterprise to develop a plan to exit conservatorship, but may not do so until all litigation involving the conservatorships is resolved and each enterprise has the minimum capital required by FHFA’s rules. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and MBS, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any MBS guaranteed by Freddie Mac and Fannie Mae, including any such MBS held by a Fund.
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Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPAs are intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. Under amendments to the ERCF, Fannie Mae and Freddie Mac have published capital disclosures which provide additional information about their capital position and capital requirements on a quarterly basis since the first quarter of 2023 and delivered their first capital plans to FHFA in May 2023. The FHFA finalized amendments to certain provisions of the ERCF in November 2023 that modify various capital requirements for Freddie Mac and Fannie Mae. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the SPAs. It is also unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. The ERCF requires Fannie Mae and Freddie Mac, upon exit from conservatorship, to maintain higher levels of capital than prior to conservatorship to satisfy their risk-based capital requirements, leverage ratio requirements and prescribed buffer amounts. Accordingly, should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities, which could cause a Fund’s investments to lose value.
Risk Factors Related to GSE Credit Risk Transfer Securities and GSE Credit-Linked Notes. GSE Credit risk transfer securities are general obligations issued by a GSE and are unguaranteed and unsecured. GSE Credit-linked notes are similar, except that the notes are issued by an SPV, rather than by a GSE, and the obligations of the SPV are collateralized by the note proceeds as invested by the SPV, which are invested in cash or short-term securities. Although both GSE credit risk transfer securities and GSE credit-linked notes are unguaranteed, obligations of an SPV are also not backstopped by the Department of Treasury or an obligation of a GSE.
The risks associated with these investments are different than the risks associated with an investment in mortgage-backed securities issued by GSEs or a private issuer. For example, in the event of a default on the obligations to noteholders, noteholders such as the Funds have no recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to noteholders. As a result, there can be no assurance that losses will not occur on an investment in GSE credit risk transfer securities or GSE credit-linked notes and Funds investing in these instruments may be exposed to the risk of loss on their investment. In addition, these investments are subject to prepayment risk.
In the case of GSE credit-linked notes, if a GSE fails to make a premium or other required payment to the SPV, the SPV may be unable to pay a noteholder the entire amount of interest or principal payable to the noteholder. In the event of a default on the obligations to noteholders, the SPV’s principal and interest payment obligations to noteholders will be subordinated to the SPV’s credit protection payment obligations to the GSE. Payment of such amounts to noteholders depends on the cash available in the trust from the loan proceeds and the GSE’s premium payments.
Any income earned by the SPV on investments of loan proceeds is expected to be less than the interest payments amounts to be paid to noteholders of the GSE credit-linked notes and interest payments to noteholders will be reduced if the GSE fails to make premium payments to the SPV. An SPV’s investment of loan proceeds may also be concentrated in the securities of a few number of issuers. A noteholder bears any investment losses on the allocable portion of the loan proceeds.
An SPV that issues GSE credit-linked notes may fall within the definition of a “commodity pool” under the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”). Certain GSEs are not registered as commodity pool operators in reliance on CFTC no-action relief, subject to certain conditions similar to those under CFTC Rule 4.13(a)(3), with respect to the operation of the SPV. If the GSE or SPV fails to comply with such conditions, noteholders that are investment vehicles, such as the Funds, may need to register as a CPO, which could cause such a Fund to incur increased costs.
Municipal Securities
Municipal securities are issued to obtain funds for a wide variety of reasons. For example, municipal securities may be issued to obtain funding for the construction of a wide range of public facilities such as:
1.
bridges;
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2.
highways;
3.
roads;
4.
schools;
5.
waterworks and sewer systems; and
6.
other utilities.
Other public purposes for which municipal securities may be issued include:
1.
refunding outstanding obligations;
2.
obtaining funds for general operating expenses; and
3.
obtaining funds to lend to other public institutions and facilities.
In addition, certain debt obligations known as “Private Activity Bonds” may be issued by or on behalf of municipalities and public authorities to obtain funds to provide:
1.
water, sewage and solid waste facilities;
2.
qualified residential rental projects;
3.
certain local electric, gas and other heating or cooling facilities;
4.
qualified hazardous waste facilities;
5.
high-speed intercity rail facilities;
6.
governmentally-owned airports, docks and wharves and mass transportation facilities;
7.
qualified mortgages;
8.
student loan and redevelopment bonds; and
9.
bonds used for certain organizations exempt from federal income taxation.
Certain debt obligations known as “Industrial Development Bonds” under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide:
1.
privately operated housing facilities;
2.
sports facilities;
3.
industrial parks;
4.
convention or trade show facilities;
5.
airport, mass transit, port or parking facilities;
6.
air or water pollution control facilities;
7.
sewage or solid waste disposal facilities; and
8.
facilities for water supply.
Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be municipal securities. However, the size of such issues is limited under current and prior federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual “volume cap.” The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.
The two principal classifications of municipal securities consist of “general obligation” and “limited” (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer’s legislative body. Limited obligation bonds are payable only from the revenues derived from a
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particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is generally related to the credit of the bank selected to provide the letter of credit underlying the bond. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).
The Funds may also acquire “moral obligation” issues, which are normally issued by special purpose authorities, and other tax-exempt investments, including pollution control bonds and tax-exempt commercial paper. Each Fund that may purchase municipal bonds may purchase:
1.
Short-term tax-exempt General Obligations Notes;
2.
Tax Anticipation Notes;
3.
Bond Anticipation Notes;
4.
Revenue Anticipation Notes;
5.
Project Notes; and
6.
Other forms of short-term tax-exempt loans.
Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.
There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications. Also, the yields on municipal securities depend upon a variety of factors, including:
1.
general money market conditions;
2.
coupon rate;
3.
the financial condition of the issuer;
4.
general conditions of the municipal bond market;
5.
the size of a particular offering;
6.
the maturity of the obligations; and
7.
the rating of the issue.
The ratings of Moody’s and S&P represent their opinions as to the quality of municipal securities. However, ratings are general and are not absolute standards of quality. Municipal securities with the same maturity, interest rate and rating may have different yields while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of municipal securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligations.
Municipal securities may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations.
Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period, which may be within a year from the date of issue.
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Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above.
Premium Securities. During a period of declining interest rates, many municipal securities in which the Funds invest likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium.
Risk Factors in Municipal Securities. The following is a summary of certain risks associated with municipal securities.
Tax Risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the United States. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.
Housing Authority Tax Risk. The exclusion from gross income for federal income tax purposes for certain housing authority bonds depends on qualification under relevant provisions of the Code and on other provisions of Federal law. These provisions of Federal law contain requirements relating to the cost and location of the residences financed with the proceeds of the single-family mortgage bonds and the income levels of tenants of the rental projects financed with the proceeds of the multi-family housing bonds. Typically, the issuers of the bonds, and other parties, including the originators and servicers of the single-family mortgages and the owners of the rental projects financed with the multi-family housing bonds, covenant to meet these requirements. However, there is no assurance that the requirements will be met. If such requirements are not met:
●
the interest on the bonds may become taxable, possibly retroactively from the date of issuance;
●
the value of the bonds may be reduced;
●
you and other Shareholders may be subject to unanticipated tax liabilities;
●
a Fund may be required to sell the bonds at the reduced value;
●
it may be an event of default under the applicable mortgage;
●
the holder may be permitted to accelerate payment of the bond; and
●
the issuer may be required to redeem the bond.
In addition, if the mortgage securing the bonds is insured by the Federal Housing Administration (“FHA”), the consent of the FHA may be required before insurance proceeds would become payable.
Information Risk. Information about the financial condition of issuers of municipal securities may be less available than that of corporations having a class of securities registered under the SEC.
State and Federal Laws. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. These laws may extend the time for payment of principal or interest, or restrict the Fund’s ability to collect payments due on municipal securities. In addition, recent amendments to some statutes governing security interests (e.g., Revised Article 9 of the Uniform Commercial Code (“UCC”)) change the way in which security interests and liens securing municipal securities are perfected. These amendments may have an adverse impact on existing municipal securities (particularly issues of municipal securities that do not have a corporate trustee who is responsible for filing UCC financing statements to continue the security interest or lien).
Litigation and Current Developments. Litigation or other conditions may materially and adversely affect the power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s municipal securities in the same manner. Given the recent bankruptcy-type proceedings by the Commonwealth of Puerto Rico, risks associated with municipal obligations are heightened.
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New Legislation. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax exempt bonds, and similar proposals may be introduced in the future. The Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on: (i) the availability of municipal securities for investment by the Funds; and (ii) the value of the investment portfolios of the Funds.
Limitations on the Use of Municipal Securities. Certain Funds may invest in municipal securities if the Adviser determines that such municipal securities offer attractive yields. The Funds may invest in municipal securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal securities will, to the same extent as interest on such municipal securities, be exempt from federal income tax and state income tax (where applicable) and not be treated as a preference item for individuals for purposes of the federal alternative minimum tax. The Funds may also invest in municipal securities by purchasing from banks participation interests in all or part of specific holdings of municipal securities. Such participation interests may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement.
Options and Futures Transactions
A Fund may purchase and sell (a) exchange-traded and OTC put and call options on securities, on indexes of securities and other types of instruments, and on futures on securities and indexes of securities and other instruments such as interest rate futures and global interest rate futures and (b) futures on securities and other types of instruments and on indexes of securities and other types of instruments. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.
Subject to its investment objective and policies, a Fund may use futures and options for hedging and risk management purposes and to seek to enhance portfolio performance.
Options and futures may be used to manage a Fund’s exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures and buying puts, tend to hedge a Fund’s investments against price fluctuations. Other strategies, including buying futures and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund’s overall strategy in a manner deemed appropriate by the Adviser and consistent with the Fund’s objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund’s return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund’s return. Certain strategies limit a Fund’s possibilities to realize gains, as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions, and these transactions could significantly increase the Fund’s turnover rate.
Certain Funds are operated by a person that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. Certain other Funds may rely on no action relief issued by the CFTC. For Funds that cannot rely on an exclusion from the definition of commodity pool operator, or no action relief from the CFTC, the Adviser is subject to regulation as a commodity pool operator.
Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities
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prices, and futures. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual purchase or sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.
The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs). The market value of an option may be adversely affected if the market for the option is reduced or becomes less liquid. Additionally, the market for an option may be impacted by the availability of additional expiry cycles, which may lead trading volume into contracts closer to expiration.
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
Selling (Writing) Put and Call Options on Securities. When a Fund writes a put option on a security, it takes the opposite side of the transaction from the option’s purchaser. In return for the receipt of the premium, a Fund assumes the obligation to pay the strike price for the security underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below. If the market value of the underlying securities does not move to a level that would make exercise of the option profitable to its holder, the option will generally expire unexercised, and a Fund will realize as profit the premium it received.
If the price of the underlying securities rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying security directly, however, because the premium received for writing the option should offset a portion of the decline.
Writing a call option obligates a Fund to sell or deliver the option’s underlying security in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
When a Fund writes an exchange-traded put or call option on a security, it will be required to deposit cash or securities or a letter of credit as margin and to make mark-to-market payments of variation margin as the position becomes unprofitable.
The writer of an option has no control over the time when it may be required to fulfill its obligation, but may terminate its position by entering into an offsetting option. Once an option writer has received an exercise notice, it cannot effect an offsetting transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
Engaging in Straddles and Spreads. In a straddle transaction, a Fund either buys a call and a put or sells a call and a put on the same security. In a spread, a Fund purchases and sells a call or a put. A Fund will sell a straddle when the Adviser believes the price of a security will be stable. The Fund will receive a premium on the sale of the put and the call. A spread permits a Fund to make a hedged investment that the price of a security will increase or decline.
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Options on Indexes. Certain Funds may purchase and sell options on securities indexes and other types of indexes. Options on indexes are similar to options on securities, except that the exercise of index options may be settled by cash payments (or in some instances by futures) and does not involve the actual purchase or sale of securities or the instruments in the index. In addition, these options are designed to reflect price fluctuations in a group of securities or instruments or segment of the securities’ or instruments’ market rather than price fluctuations in a single security or instrument. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio may not change as much as an index because a Fund’s investments generally will not match the composition of an index. Unlike call options on securities, index options are cash settled, or settled with futures in some instances, rather than settled by delivery of the underlying index securities or instruments.
The value of a Fund’s options on an underlying index will fluctuate with changes in the value of the underlying index, and the value of the underlying index (the cash value of the level of an index) in turn will fluctuate with changes in the market values of the securities held by or included in the underlying index. The value of options is affected by changes in the value and dividend rates of the securities represented in the index underlying the option, changes in interest rates, changes in the actual or perceived volatility of the underlying the index and the remaining time to the options’ expiration, as well as trading conditions in the options market.
A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio may not change as much as an index because a Fund’s investments generally will not match the composition of an index. Additionally, each of the options exchanges, boards of trade or other trading facilities, can establish limitations governing the maximum number of call or put options on the same underlying index that may be purchased or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). As such, the number of options any single Fund can purchase or write may be affected by options already purchased or written by other Funds. Under such limitations, option positions of all investment companies advised by the Adviser may be combined for purposes of these limits, and an exchange may order the liquidation of positions or may impose other sanctions or restrictions. Unlike options on securities, index options are cash settled, or settled with a futures contract in some instances, rather than settled by delivery of the underlying index securities or instruments.
Certain Funds purchase and sell credit options which are options on indexes of derivative instruments such as credit default swap indexes. Like other index options, credit options can be cash settled or settled with futures in some instances. In addition, credit options can also be settled in some instances by delivery of the underlying index instrument. Credit options may be used for a variety of purposes including hedging, risk management such as positioning a portfolio for anticipated volatility or increasing income or gain to a Fund. There is no guarantee that the strategy of using options on indexes or credit options in particular will be successful. A Fund also risks losing all or part of the cash paid for purchasing put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of a Fund’s option strategies, and for these and other reasons, a Fund’s option strategies may not reduce a Fund’s volatility to the extent desired and could result in losses.
For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option (as defined below), it will be relying on its counterparty to perform its obligations and the Fund may incur additional losses if the counterparty is unable to perform.
Exchange-Traded and OTC Options. All options purchased or sold by a Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (“OTC options”) that meet the Fund’s creditworthiness standards. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Accordingly, these OTC options are subject to heightened credit risk, as well as liquidity and valuation risk depending upon the type of OTC options in which the Fund invests.
Currency Options. A Fund may purchase and sell options on currencies. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. (See “Foreign Currency Transactions” for more information on a Fund’s use of currency options.)
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Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or, in the case of an index futures contract, to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or, in the case of an index futures contract, to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when a Fund wishes to close out a particular position.
When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract, it will be required to deposit “initial margin” with a futures commission merchant (“FCM”). Initial margin deposits are typically equal to a small percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments equal to the change in value on a daily basis.
The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund’s investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund.
The Funds only invest in futures contracts on securities to the extent they could invest in the underlying securities directly. Certain Funds may also invest in index futures where the underlying securities or instruments are not available for direct investments by the Funds.
Index Futures. A Fund may close open positions on an exchange on which index futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to foreign stock index futures.
Interest Rate Futures. A Fund may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in U.S. government securities and other fixed income securities. A Fund’s use of interest rate futures entails the risk that the Fund’s prediction of the direction of interest rate movements is wrong resulting in a loss to the Fund. In addition, due to the possibility of price distortions in the interest rate futures markets, or an imperfect correlation between the underlying instrument and the interest rate a Fund is seeking to hedge, a correct forecast of interest rate trends by the Fund may not result in the successful use of futures.
Inflation-Linked Futures. A Fund may engage in transactions involving inflation-linked futures, including Consumer Price Index (“CPI”) futures, which are exchange-traded futures contracts that represent the inflation on a notional value of $1,000,000 for a period of three months, as implied by the CPI. Inflation-linked futures may be used by a Fund to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds) thereby creating “synthetic” inflation indexed bonds. A Fund also may combine inflation-linked futures with U.S. Treasury futures contracts to create “synthetic” inflation indexed bonds issued by the U.S. Treasury.
Currency Futures. A Fund may buy and sell futures contracts on currencies. (See “Foreign Currency Transactions” for a description of a Fund’s use of currency futures.)
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Cash Equitization. The objective where equity futures are used to “equitize” cash is to match the notional value of all futures to a Fund’s cash balance. The notional values of the futures and of the cash are monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Adviser simultaneously adjusts the futures positions. Through such procedures, a Fund not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques involve leverage, and thus present, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.
Options on Futures. Futures obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities or other index. Currently, futures are available on various types of securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of securities. Unlike futures, which require the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities or other index on an agreed date, an option on futures entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on futures pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of “variation margin” payments to reflect the change in the value of the underlying contract as does a purchaser or seller of futures.
The seller of an option on futures receives the premium paid by the purchaser and may be required to pay initial margin.
A Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may hedge against a possible increase in the price of securities the Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. In addition, a Fund may purchase and sell interest rate options on U.S. Treasury or Eurodollar futures to take a long or short position on interest rate fluctuations. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments. (See “Foreign Currency Transactions” above for a description of a Fund’s use of options on currency futures.)
A Fund also typically will be required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.
Commodity Futures and Options on Commodity Futures. A Fund may have exposure to futures contracts on various commodities or commodities indices (“commodity futures”) and options on commodity futures. A futures contract on a commodity is an agreement between two parties in which one party agrees to purchase a commodity, such as an energy, agricultural, or metal commodity, from the other party at a later date at a price and quantity agreed upon when the contract is made. Futures contracts on commodities indices operate in a manner similar to index futures.
Combined Positions. Certain Funds may purchase and write options in combination with futures or forward contracts to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling futures. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures, it is likely that the standardized options and futures available will not match a Fund’s current or anticipated investments exactly. A Fund may invest in futures and options contracts based on
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securities or instruments with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund’s other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
Liquidity of Options and Futures. There is no assurance that a liquid market will exist for any particular option or future at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures and may halt trading if a contract’s price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. (See “Exchange-Traded and OTC Options” above for a discussion of the liquidity of options not traded on an exchange.)
Foreign Investment Risk. Certain Funds may buy and sell options on interest rate futures, including global interest rate futures in which the reference interest rate is tied to currencies other than the U.S. dollar. Such investments are subject to additional risks, including the risks associated with foreign investment and currency risk. See “Foreign Investments (including Foreign Currencies)” in this SAI Part II.
Position Limits. Futures exchanges can limit the number of futures and options on futures that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.
Additional Risk Associated with Commodity Futures Transactions. Several additional risks are associated with transactions in commodity futures contracts.
Storage Costs. The price of a commodity futures contract reflects the storage costs of purchasing the underlying commodity, including the time value of money invested in the commodity. To the extent that the storage costs change, the value of the futures contracts may change correspondingly.
Reinvestment Risk. In the commodity futures markets, producers of an underlying commodity may sell futures contracts to lock in the price of the commodity at delivery. To induce speculators to purchase the other side (the long side) of the contract, the commodity producer generally must sell the contract at a lower price than the expected future spot price. Conversely, if most purchasers of the underlying commodity purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the contract at a higher price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price. As a result, when an Adviser or Sub-Adviser reinvests the proceeds from a maturing contract, it may purchase a new futures contract at a higher or lower price than the expected future spot prices of the maturing contract or choose to pursue other investments.
Additional Economic Factors. The value of the commodities underlying commodity futures contracts can be extremely volatile and may be directly or indirectly subject to additional economic and non-economic factors, such as changes in market movements, volatility, changes in interest rates or foreign currency exchange rates, real or perceived inflationary trends, population growth and changing demographics, drought, floods or other weather conditions, livestock disease, depletion of natural reserves
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or deposits, insufficient storage capacity, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, war, terrorist or criminal activity, failures of infrastructure, tariffs, and international economic, political, and regulatory developments.
See also “Commodity-Related Investments” for more discussion of the special risks of investing in commodity futures, options on commodity futures, and related types of derivatives.
Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States (which are regulated by the CFTC) and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility increases counterparty risk. If a counterparty defaults, a Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, a Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. Counterparty risk is greater for derivatives with longer maturities where it is more likely that events may intervene to prevent settlement. Counterparty risk is also greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. To the extent a Fund has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund. If a dispute occurs, the cost and unpredictability of the legal proceedings required for a Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation or dispute resolution. In addition, unless a Fund hedges against fluctuations in the exchange rate between the currencies in which trading is done on foreign exchanges and other currencies, any profits that a Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate. The value of foreign options and futures may also be adversely affected by other factors unique to foreign investing (see “Risk Factors of Foreign Investments”).
Real Estate Investment Trusts (“REITs”)
Certain of the Funds may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which a Fund invests in addition to the expenses incurred directly by a Fund.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills and on cash flows, are not diversified, and are subject to default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:
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limited financial resources;
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infrequent or limited trading; and
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more abrupt or erratic price movements than larger company securities.
In addition, small capitalization stocks, such as certain REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index.
Regulatory Changes and Other Market Events Relating to the Overall Economy
Economic downturns can trigger various domestic economic, legal, budgetary, tax and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2007-2008 financial crisis and the COVID-19 pandemic led the U.S. government, the Federal Reserve, the Treasury, the SEC, the Federal Deposit Insurance Corporation and other governmental and regulatory bodies to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets. These actions included, in part, the enactment by the United States Congress of the “Dodd-Frank Wall Street Reform and Consumer Protection Act,” which was signed into law on July 21, 2010 and imposed a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed and final regulations by the SEC. Federal, state, local, foreign and other governments, their regulatory agencies, or self-regulatory organizations may take additional actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a Fund is regulated and could limit or preclude a Fund’s ability to achieve its investment objective, or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems and public finances, they could affect Fund expenses and the value of Fund investments in unpredictable ways. There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Funds. Furthermore, no assurance can be made that the U.S. government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action, and the effect of such actions, if taken, cannot be known. However, current efforts by the U.S. government to reduce the impact of regulations on the U.S. financial services industry could lead to the repeal of certain elements of the regulatory framework.
In addition, global economies and financial markets are becoming increasingly interconnected, and economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region, or financial market. Furthermore, the occurrence of, among other events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change may also adversely impact the performance of a Fund. Such events may result in, among other things, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A fund could be negatively impacted if the value of a Fund investment was harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations.
Repurchase Agreements
Repurchase agreements may be entered into with brokers, dealers or banks or other entities that meet the Adviser’s credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers or other entities believed by the Adviser to be creditworthy. The Adviser may consider the collateral received and any applicable guarantees in making its determination. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. A Fund will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest. The repurchase agreements further authorize the Fund to demand additional collateral in the event that the dollar value of the collateral falls below 100%. A Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities.
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All of the Funds that are permitted to invest in repurchase agreements may engage in repurchase agreement transactions that are collateralized fully as defined in Rule 5b-3(c)(1) of the 1940 Act, which has the effect of enabling a Fund to look to the collateral, rather than the counterparty, for determining whether its assets are “diversified” for 1940 Act purposes. The Adviser may consider the collateral received and any applicable guarantees in making its determination. Certain Funds may, in addition, engage in repurchase agreement transactions that are collateralized by money market instruments, debt securities, loan participations, equity securities or other securities, including securities that are rated below investment grade by the requisite NRSROs or unrated securities of comparable quality. For these types of repurchase agreement transactions, the Fund would look to the counterparty, and not the collateral, for determining such diversification.
A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller’s creditors than would be the case with securities owned by the Fund.
Under existing guidance from the SEC, certain Funds may transfer uninvested cash balances into a joint account, along with cash of other Funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.
In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“Covered Clearing Agency”) for U.S. Treasury securities require that every direct participant of the Covered Clearing Agency (which generally would be a bank or broker-dealer) submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered Covered Clearing Agency, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody.
The Treasury repo transactions of registered funds with any direct participants of a Covered Clearing Agency will be subject to the mandatory clearing requirement. Currently, the Fixed Income Clearing Corporation (“FICC”) is the only Covered Clearing Agency for U.S. Treasury securities. Since the typical repurchase transaction counterparties of the Funds are direct participants of FICC, this means that eligible secondary market transactions by the Funds will be required to be cleared. FICC currently operates a “Sponsored Program” for clearing of Treasury repo transactions pursuant to which a registered fund may enter into a clearing arrangement with a “sponsoring member” bank or broker-dealer that is a direct participant of FICC as a “sponsored member” of FICC.
Compliance with the clearing mandate for Treasury repo transactions is scheduled to be required by June 30, 2026. The clearing mandate is expected to result in each Fund being required to clear all or substantially all of its Treasury repo transactions as of the compliance date, and may necessitate expenditures by each Fund that trades in Treasury repo transactions in connection with entering into new agreements with sponsoring members and taking other actions to comply with the new requirements. The Adviser will monitor developments in the Treasury repo transactions market as the implementation period progresses.
Reverse Repurchase Agreements
In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or
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less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities.
Securities Lending
In order to generate additional income, certain Funds may lend up to 33 1∕3% of such Fund’s total assets pursuant to agreements requiring that the loan be continuously secured by collateral equal to at least 100% of the market value plus accrued interest on the securities lent. The Funds may loan securities to borrowers in exchange for cash collateral, which the Funds may reinvest. During the term of the loan, the Funds are entitled to receive amounts equivalent to distributions paid on the loaned securities as well as the return on the cash collateral investments. Upon termination of the loan, the Funds are required to return the cash collateral to the borrower plus an agreed upon amount.
Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or of a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. The earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan. Also, the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of collateral posted. There are no limits on the number of borrowers a Fund may use, and a Fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending bear the risk of loss in connection with investments of the cash collateral received from the borrowers, which do not trigger additional collateral requirements from the borrower.
To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the Adviser does not believe that it is prudent to sell the cash collateral investments in the market, a Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.
Short Selling
In short selling transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund, which may result in a loss or gain, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale. In addition, if the security sold short was first obtained by borrowing it from a lender, such as a broker or other institution, the lender may request, or market conditions may dictate, that the security sold short be returned to the lender on short notice, and a Fund may have to buy the security sold short at an unfavorable price. If this occurs, any anticipated gain to a Fund will be reduced or eliminated, or the short sale may result in a loss.
Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit linked instruments, and swap contracts.
A Fund may not always be able to borrow a security it wants to sell short. A Fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in a Fund will fluctuate in response to movements in the market. Fund performance also will depend on the effectiveness of the Adviser’s research and the management team’s investment decisions. The SEC and financial industry regulatory authorities in other countries may impose prohibitions, restrictions or other regulatory requirements on short sales, which could inhibit the ability of the Adviser to sell securities short on behalf of a Fund. For example, in September 2008, in response to spreading turmoil in the financial markets, the SEC temporarily banned short selling in the stocks of numerous financial services companies, and also promulgated new disclosure requirements with respect to short positions held by investment managers. The SEC’s temporary ban on short selling of such stocks has since expired, but should similar restrictions
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and/or additional disclosure requirements be promulgated, especially if market turmoil occurs, a Fund may be forced to cover short positions more quickly than otherwise intended and may suffer losses as a result. Such restrictions may also adversely affect the ability of a Fund (especially if a Fund utilizes short selling as a significant portion of its investment strategy) to execute its investment strategies generally.
Short sales also involve other costs. A Fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, a Fund may be required to pay a premium. A Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses a Fund may be required to pay in connection with the short sale. Until a Fund closes the short position, it will earmark and reserve Fund assets, in cash or liquid securities, to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.
Certain of a Fund’s service providers may agree to waive fees and reimburse expenses to limit the Fund’s operating expenses in the amount and for the time period specified in the Fund’s prospectus. The expense limitation does not include certain expenses including, to the extent indicated in a Fund’s prospectus, dividend and interest expense on short sales. In calculating the interest expense on short sales for purposes of this exclusion, a Fund will recognize all economic elements of interest costs, including premium and discount adjustments.
Short-Term Funding Agreements
Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts (“GICs”), while those issued by banks are referred to as Bank Investment Contracts (“BICs”). Pursuant to such agreements, a Fund makes cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.
A Fund will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories (based on security ratings if issuer ratings are unavailable) and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by a Fund to be illiquid investments.
Special Purpose Acquisition Companies
A Fund may invest in stocks, warrants, rights, debt and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities in a private placement transaction or as part of a public offering. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. The shares of a SPAC are typically issued in “units.” Units include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares of common stock. At a specified time, the rights and warrants may be separated from the common stock at the election of the holder, after which each security typically is freely tradeable. An alternative to private companies making an IPO can be combining with a SPAC, which permits the private company to go public by taking the SPAC’s place on an exchange. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. In addition, a Fund may elect not to participate in a proposed SPAC transaction or may be required to divest its interests in the SPAC due to regulatory or other considerations. As a result, it is possible that an investment in a SPAC may lose value.
If an acquisition or merger that meets the requirements of the SPAC is not completed within a pre-established period of time (typically, two years), the funds invested in the SPAC (less any permitted expenses and any losses experienced by the SPAC) are returned to its shareholders, unless shareholders approve alternative options. Any warrants or other rights with respect to a SPAC held by a Fund may expire worthless or may be repurchased or retired by the SPAC.
Because SPACs and similar entities are blank check companies and do not have any operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. Some SPACs pursue acquisitions only within certain industries or regions, which may increase the volatility of
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their prices and the risks associated with these investments. In addition, the securities issued by a SPAC may be classified as illiquid and/or be subject to restrictions on resale, which may be for an extended time, and may only be traded in the over-the-counter market. If there is no market for the shares of the SPAC or only a thinly traded market for shares or interests in the SPAC develops, a Fund may not be able to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s value. If not subject to a restriction on resale, a Fund may sell its investments in a SPAC at any time, including before, at or after the time of an acquisition or merger.
An investment in a SPAC may be diluted by additional, later offerings of securities by the SPAC or by other investors exercising existing rights to purchase securities of the SPAC. Generally, SPACs provide the opportunity for common shareholders to have some or all of their shares of common stock redeemed by the SPAC at or around the time of a proposed acquisition or merger. An investment in a SPAC is subject to the risks that any proposed acquisition or merger may not obtain the requisite approval of SPAC shareholders or that an acquisition or merger may prove unsuccessful and lose value. An investment in a SPAC is also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger. The values of investments in SPACs may be highly volatile and may depreciate over time.
In addition, investments in SPACs may be subject to the risks of investing in an IPO. These risks include risks associated with companies that have little or no operating history as public companies, unseasoned trading and small number of shares available for trading and limited information about the issuer. Additionally, investments in SPACs may be subject to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers may be volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time. Although some IPOs may produce high, double-digit returns, such returns are highly unusual and may not be sustainable.
Structured Investments
A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured instruments include structured notes. In addition to the risks applicable to investments in structured investments and debt securities in general, structured notes bear the risk that the issuer may not be required to pay interest on the structured note if the index rate rises above or falls below a certain level. Structured notes and indexed securities may be positively or negatively indexed so that appreciation of the unrelated indicator may produce an increase or decrease in the interest rate, or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Structured investments include a wide variety of instruments including, without limitation, Collateralized Debt Obligations, credit linked notes, and participation notes and participatory notes. Additional information including risk information is included under “Asset-Backed Securities” above.
Total Annual Fund Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectus do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.
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Credit Linked Notes. Certain Funds may invest in structured instruments known as credit linked securities or credit linked notes (“CLNs”). CLNs are typically issued by a limited purpose trust or other vehicle (the “CLN trust”) that, in turn, invests in a derivative or basket of derivatives instruments, such as credit default swaps, interest rate swaps and/or other securities, in order to provide exposure to certain high yield, sovereign debt, emerging markets, or other fixed income markets. Generally, investments in CLNs represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the CLN. However, these payments are conditioned on the CLN trust’s receipt of payments from, and the CLN trust’s potential obligations, to the counterparties to the derivative instruments and other securities in which the CLN trust invests. For example, the CLN trust may sell one or more credit default swaps, under which the CLN trust would receive a stream of payments over the term of the swap agreements, provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default were to occur, the stream of payments may stop and the CLN trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the CLN trust.
Certain Funds may enter into CLNs structured as “First-to-Default” CLNs. In a First-to-Default CLN, the CLN trust enters into a credit default swap on a portfolio of a specified number of individual securities pursuant to which the CLN trust sells protection to a counterparty. The CLN trust uses the proceeds of issuing investments in the CLN trust to purchase securities, which are selected by the counterparty and the total return of which is paid to the counterparty. Upon the occurrence of a default or credit event involving any one of the individual securities, the credit default swaps terminate and the Fund’s investment in the CLN trust is redeemed for an amount equal to “par” minus the amount paid to the counterparty under the credit default swap.
Certain Funds may also enter into CLNs to gain access to sovereign debt and securities in emerging markets, particularly in markets where the Fund is not able to purchase securities directly due to domicile restrictions or tax restrictions or tariffs. In such an instance, the issuer of the CLN may purchase the reference security directly and/or gain exposure through a credit default swap or other derivative.
A Fund’s investments in CLNs is subject to the risks associated with the underlying reference obligations and derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk.
Equity-Linked Notes. A Fund may invest in structured investments known as equity-linked notes (“ELNs”). ELNs are hybrid derivative-type instruments that are designed to combine the characteristics of one or more reference securities (e.g., a single stock, a stock index or a basket of stocks (“underlying securities”)) and a related equity derivative. ELNs are structured as notes that are issued by counterparties, including banks, broker-dealers or their affiliates, and are designed to offer a return linked to the underlying securities within the ELN. ELNs can provide a Fund with an efficient investment tool that may be less expensive than investing directly in the underlying securities and the related equity derivative.
Generally, when purchasing an ELN, a Fund pays the counterparty the current value of the underlying securities plus a commission. Upon the maturity of the note, a Fund generally receives the par value of the note plus a return based on the appreciation of the underlying securities. If the underlying securities have depreciated in value or if their price fluctuates outside of a preset range, depending on the type of ELN in which a Fund invested, the Fund may receive only the principal amount of the note, or may lose the principal invested in the ELN entirely.
ELNs are available with an assortment of features, such as periodic coupon payments (e.g., monthly, quarterly or semiannually), varied participation rates (the rate at which a Fund participates in the appreciation of the underlying securities), limitations on the appreciation potential of the underlying securities by a maximum payment or call right, and different protection levels on a Fund’s principal investment. In addition, when the underlying securities are foreign securities or indices, an ELN may be priced with or without currency exposure. A Fund may engage in all types of ELNs, including those that: (1) provide for protection of the Fund’s principal in exchange for limited participation in the appreciation of the underlying securities, and (2) do not provide for such protection and subject the Fund to the risk of loss of the Fund’s principal investment.
Investing in ELNs may be more costly to a Fund than if the Fund had invested in the underlying instruments directly. Investments in ELNs often have risks similar to the underlying instruments, which include market risk and, as applicable, foreign securities and currency risk. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as credit or counterparty risk. Should the prices of the underlying instruments move in an unexpected manner, a Fund may not achieve the
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anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the entire principal investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. A lack of liquidity may also cause the value of the ELN to decline. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities.
ELN investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of these investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.
If the ELN is held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of an ELN that is linked to a particular underlying security or instrument may be entitled to receive dividends paid in connection with that underlying equity security, but typically does not receive voting rights as it would if it directly owned the underlying equity security. In addition, there can be no assurance that there will be a trading market for an ELN or that the trading price of the ELN will equal the underlying value of the instruments that it seeks to replicate. Unlike a direct investment in equity securities, ELNs typically involve a term or expiration date, potentially increasing a Fund’s turnover rate, transaction costs and tax liability.
Participation Notes and Participatory Notes. Certain Funds may invest in instruments that have similar economic characteristics to equity securities, such as participation notes (also known as participatory notes (“P-notes”)) or other structured instruments that may be developed from time to time (“structured instruments”). Structured instruments are notes that are issued by banks, broker-dealers or their affiliates and are designed to offer a return linked to a particular underlying equity or market.
If the structured instrument were held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of a structured instrument that is linked to a particular underlying security or instrument may be entitled to receive dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. Structured instruments have transaction costs. In addition, there can be no assurance that there will be a trading market for a structured instrument or that the trading price of a structured instrument will equal the underlying value of the security, instrument or market that it seeks to replicate. Unlike a direct investment in equity securities, structured instruments typically involve a term or expiration date, potentially increasing the Fund’s turnover rate, transaction costs and tax liability.
Due to transfer restrictions, the secondary markets on which a structured instrument is traded may be less liquid than the market for other securities, or may be completely illiquid, which may expose a Fund to risks of mispricing or improper valuation. Structured instruments typically constitute general unsecured contractual obligations of the banks, broker-dealers or their relevant affiliates that issue them, which subjects a Fund to counterparty risk (and this risk may be amplified if a Fund purchases structured instruments from only a small number of issuers). Structured instruments also have the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate.
Swaps and Related Swap Products
Swap transactions may include, but are not limited to, interest rate swaps, currency swaps, cross-currency interest rate swaps, forward rate agreements, contracts for differences, total return swaps, index swaps, basket swaps, specific security swaps, fixed income sectors swaps, commodity swaps, asset-backed swaps (“ABX”), commercial mortgage-backed securities (“CMBS”) and indexes of CMBS (“CMBX”), credit default swaps, interest rate caps, price lock swaps, floors and collars and swaptions (collectively defined as “swap transactions”).
A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.
Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. They may be bilaterally negotiated between the two parties (referred to as OTC swaps) or traded over an exchange. In a standard swap transaction, two parties
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agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, also known as a “swaption,” upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the swaption as the counterparty.
The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semiannual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a “net basis,” and a Fund will receive or pay, as the case may be, only the net amount of the two payments.
The amount of a Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund’s potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.
The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund. The Adviser will consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.
A Fund will not enter into any swap transaction, cap, floor or collar unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.
The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees, which are based on various factors, including: (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the applicable liquidity restriction on investments in securities that are not readily marketable.
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During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract.
Under the Dodd-Frank Act, certain swaps that were historically traded OTC must now be traded on an exchange or facility regulated by the CFTC and/or centrally cleared (central clearing interposes a central clearinghouse to each participant’s swap). Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity and transparency, but they do not make swap transactions risk-free. Moving trading to an exchange-type system may increase market transparency and liquidity but may require Funds to incur increased expenses to access the same types of cleared and uncleared swaps. Moreover, depending on the size of a Fund and other factors, the margin required under the clearinghouse rules and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. But applicable regulators have also adopted rules imposing margin requirements, including minimums, on uncleared swaps, which may result in a Fund and its counterparties posting higher margin amounts for uncleared swaps as well. Recently adopted rules also require centralized reporting of detailed information about many types of cleared and uncleared swaps. Swaps data reporting may result in greater market transparency, but may subject a Fund to additional administrative burdens, and the safeguards established to protect trader anonymity may not function as expected. Implementing these new exchange trading, central clearing, margin and data reporting regulations may increase Fund’s cost of hedging risk and, as a result, may affect returns to Fund investors.
Credit Default Swaps. As described above, swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In the case of a credit default swap (“CDS”), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). CDS include credit default swaps, which are contracts on individual securities, and credit default swap indices, which are contracts on baskets or indexes of securities.
Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.
If a Fund is a seller of protection under a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.
If a Fund is a buyer of protection under a CDS contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a downgrade in credit rating) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.
For purposes of investment policies and restrictions, the Funds may value a CDS at full exposure value (i.e., the sum of the notional amount for the contract plus the market value). For example, a Fund may value a CDS at full exposure value for purposes of the Fund’s credit quality guidelines because such value in general better reflects the Fund’s actual economic exposure during the term of the CDS agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the CDS. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
The use of CDSs, like all swap agreements, is subject to certain risks. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party. In addition to general market risks, CDSs involve
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liquidity, credit and counterparty risks. The recent increase in corporate defaults further raises these liquidity and credit risks, increasing the possibility that sellers will not have sufficient funds to make payments. As unregulated instruments, CDSs are difficult to value and are therefore susceptible to liquidity and credit risks. Counterparty risks also stem from the lack of regulation of CDSs. Collateral posting requirements are individually negotiated between counterparties and there is no regulatory requirement concerning the amount of collateral that a counterparty must post to secure its obligations under a CDS. Because they are unregulated, there is no requirement that parties to a contract be informed in advance when a CDS is sold. As a result, investors may have difficulty identifying the party responsible for payment of their claims.
If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that a Fund may not receive adequate collateral. There is no readily available market for trading out of CDS contracts. In order to eliminate a position it has taken in a CDS, a Fund must terminate the existing CDS contract or enter into an offsetting trade. A Fund may only exit its obligations under a CDS contract by terminating the contract and paying applicable breakage fees, which could result in additional losses to the Fund. Furthermore, the cost of entering into an offsetting CDS position could cause a Fund to incur losses.
Contracts for Difference. A contract for difference (“CFD”) is a contract between two parties, typically described as “buyer” and “seller,” stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future. (If the difference is negative, then the buyer instead pays the seller.) In effect, CFDs are financial derivatives that allow a Fund to take advantage of values moving up (long positions) or values moving down (short positions) on underlying assets. A contract for difference offers exposure to price changes in an underlying security without ownership of such security, typically by providing investors the ability to trade on margin. CFDs are over-the-counter derivative instruments that are subject to the credit risk of the counterparty. Because CFDs are not traded on an exchange and may not have an expiration date, CFDs generally are illiquid.
A Fund’s investments in CFDs are subject to the risks associated with the underlying reference obligations and derivative instruments, including, among others, liquidity risk, counterparty risk and margin risk.
Interest Rate Caps, Floors, and Collars. A Fund may use interest rate caps, floors, and collars for the same or similar purposes as they use interest rate futures contracts and related options and, as a result, will be subject to similar risks. See “Options and Futures Transactions”. Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount and are generally individually negotiated with a specific counterparty. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls outside the range of two specified interest rates.
Swaptions. An option on a swap agreement, also called a “swaption,” is an OTC option that gives the buyer the right, but not the obligation, to enter into a swap on a specified future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index (such as a call option on a bond). A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index (such as a put option on a bond). Swaptions also include options that allow one of the counterparties to terminate or extend an existing swap. See “Swaps and Related Swap Products.”
Additional Risk Factors in OTC Derivatives Transactions. Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded or centrally cleared derivatives.
Among other trading agreements, a Fund may be party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with select counterparties that generally govern over-the-counter derivative transactions entered into by a Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of a Fund below a certain level over a specified period of time and entitle a
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counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations.
Synthetic Variable Rate Instruments
Synthetic variable rate instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par. The Adviser reviews the structure of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to a Fund will be that of holding the long-term bond. In the case of some types of instruments credit enhancement is not provided, and if certain events occur, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or (c) a loss of the bond’s tax exempt status, then the put will terminate and the risk to the Fund will be that of holding a long-term bond.
Total Annual Fund Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectuses do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.
Treasury Receipts
A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”). Receipts in which an entity other than the government separates the interest and principal components are not considered government securities unless such securities are issued through the Treasury Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.
Trust Preferred Securities
Certain Funds may purchase trust preferred securities, also known as “trust preferreds,” which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. An issuer creates trust preferred securities by creating a trust and issuing debt to the trust. The trust in turn issues trust preferred securities. Trust preferred securities are hybrid securities with characteristics of both subordinated debt and preferred stock. Such characteristics include long maturities (typically 30 years or more), early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. In addition, trust preferred securities issued by a bank holding company may allow deferral of interest payments for up to five years. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.
U.S. Government Obligations
U.S. government obligations may include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the federal book-entry system known as STRIPS and Coupon Under Book Entry Safekeeping (“CUBES”). The Funds may also invest in TIPS. U.S. government obligations are subject to market risk, interest rate risk and credit risk.
The principal and interest components of U.S. Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of U.S. Treasury bills with comparable maturities.
Other obligations include those issued or guaranteed by U.S. government agencies, GSEs or instrumentalities. These obligations may or may not be backed by the “full faith and credit” of the United States. Securities which are backed by the full faith and credit of the United States include obligations of
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the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by Freddie Mac and Fannie Mae, which are supported only by the credit of such securities, but for which the Secretary of the Treasury has discretionary authority to purchase limited amounts of the agency’s obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.
The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn and has accelerated in connection with the U.S. government’s response to the COVID-19 pandemic. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. Unsustainable debt levels can cause devaluations of currency, prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns, and contribute to market volatility. In addition, the high and rising national debt may adversely impact the U.S. economy and securities in which the Funds may invest. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.
In the past, U.S. sovereign credit has experienced downgrades and there can be no guarantee that it will not experience further downgrades in the future by rating agencies. The market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected by a rating agency’s decision to downgrade the sovereign credit rating of the United States.
When-Issued Securities, Delayed Delivery Securities and Forward Commitments
Securities may be purchased on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation, and for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.
Forward Commitments. Securities may be purchased for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest a Fund’s assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a Fund makes a commitment to purchase a security on a forward commitment basis, cash or liquid securities equal to the amount of such Fund's commitments will be reserved for payment of the commitment. For the purpose of determining the adequacy of the securities reserved for payment of commitments, the reserved securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be reserved for payment of the commitment so that the value of a Fund's assets reserved for payment of the commitments will equal the amount of such commitments purchased by the respective Fund.
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Purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund’s portfolio are subject to changes in value based upon the public’s perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then-available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund’s payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing a Fund from recovering the collateral or completing the transaction.
To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.
ADDITIONAL INFORMATION REGARDING FUND INVESTMENT PRACTICES
Investments in the Asia Pacific Region
The economies in the Asia Pacific region are in all stages of economic development and may be intertwined. The small size of securities markets and the low trading volume in some countries in the Asia Pacific region may lead to a lack of liquidity. The share prices of companies in the region tend to be volatile, and there is a significant possibility of loss. Many of the countries in the region are developing, both politically and economically, and as a result, companies in the region may be subject to risks like nationalization or other forms of government interference, and/or may be heavily reliant on only a few industries or commodities. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of a Fund.
Investments in the European Market
Some of the Funds may invest in securities in the European Market. A Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union. The risk of investing in Europe may be heightened due to steps taken by the United Kingdom to exit the European Union. On January 31, 2020, the United Kingdom officially withdrew from the European Union. On December 30, 2020, the European Union and the United Kingdom signed the EU-UK Trade and Cooperation Agreement (“TCA”), an agreement on the terms governing certain aspects of the European Union’s and the United Kingdom’s relationship, many of which are still to be determined, including those related to financial services. Notwithstanding the TCA, significant uncertainty remains in the market regarding the ramifications of the United Kingdom’s withdrawal from the European Union. The impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the United Kingdom, Europe and globally, which could have an adverse effect on the value of a Fund’s investments. In addition, if one or more other countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
On February 1, 2022, the European Union adopted a settlement discipline regime pursuant to Central Securities Depositories Regulation (“CSDR” and the “CSDR SDR”) which aims to address and prevent the number of settlement fails that occur where in-scope instruments settle in European Economic Area
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(“EEA”) central securities depositories (“CSDs”). Under the regime, among other things, EEA CSDs are required to impose cash penalties on participants that cause settlement fails and distribute these to receiving participants.
The CSDR requirements apply to transactions in transferable securities (e.g., stocks and bonds), money market instruments, shares of funds and emission allowances that will be settled through an EEA CSD and that are admitted to trading or traded on an EEA trading venue or cleared by an EEA central counterparty.
The most controversial aspect of the CSDR SDR, the mandatory buy-ins (“MBI”) i.e. if a settlement fail continues for a specified period of time after the intended settlement date, a buy-in process must be initiated to effect the settlement, has not yet taken effect. Its implementation was delayed while legislative changes to its form and nature were being considered. Those legislative changes, in the form of an amending regulation, (Regulation (EU) 2023/2845, the “CSDR Refit”), have, as of January 16, 2024 now entered into law. Depending on the particular provision in question, CSDR Refit will apply from January 16, 2024, May 1, 2024 or two years after entering into force (i.e., January 2026).
Pursuant to the CSDR Refit, the MBI regime will now be a measure of last resort. Although the exact form and scope of the MBI regime is unknown, and ultimately will be set out by way of a new delegated act. The CSDR Refit also expressly specifies certain types of transactions to which MBI will not apply, including securities financing transactions. Exact timing for the new, CSDR Refit revised MBI is unknown but it will not be before November 2, 2025, at the earliest. In addition to the MBI changes, CSDR Refit makes other amendments to CSDR including for example, for the CSDR SDR, clarifying that the SDR penalty mechanism shall not apply in certain cases.
The CSDR SDR may result in a Fund bearing increased operational and compliance costs and a Fund may bear the net effect of any penalties and credits incurred under the CSDR in respect of its trading, which could increase a Fund’s expenses and adversely affect Fund performance. The Adviser or a Sub-Adviser may seek reimbursement from the relevant broker or agent, as determined by the Adviser or a Sub-Adviser from time to time, although there can be no assurance that the Adviser or a Sub-Adviser will seek such reimbursement or that a Fund will recover or be reimbursed for any amounts at issue. CSDR may also affect liquidity and increase trading costs associated with relevant securities.
Investments in the Commonwealth of Puerto Rico
The Commonwealth of Puerto Rico and certain of its instrumentalities in recent years experienced financial difficulties, including persistent government budget deficits, significant debt service obligations, and continues to face fiscal and economic challenges underfunded government retirement systems, a high unemployment rate and tax erosion from significant out-migration. Since 2017, the Commonwealth of Puerto Rico has received bankruptcy-like protections from debt and unfunded pension obligations. In addition, Puerto Rico is prone to severe weather events and natural disasters. Hurricane Maria and other severe weather events or natural disasters that may occur in the future could have a significant and long-lasting adverse impact on Puerto Rico’s economy.
A Fund’s investments in municipal securities may be affected by political and economic developments within the applicable municipality and by the financial condition of the municipality. Certain of the issuers in which a Fund may invest have recently experienced, or may experience, significant financial difficulties. For example, Puerto Rico, in particular, has been experiencing significant financial difficulties since 2000, and in 2017 Puerto Rico and certain of its instrumentalities entered bankruptcy-like proceedings allowing Puerto Rico and its instrumentalities to halt debt payments pending the restructuring of their debt. A default by issuers of Puerto Rico municipal securities on their obligations under securities held by a Fund may adversely affect the Fund and cause the Fund to lose the value of its investment in such securities.
An insolvent municipality may take steps to reorganize its debt, which might include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures that may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s investments in those securities. Pursuant to Chapter 9 of the U.S. Bankruptcy Code, certain municipalities that meet specific conditions may be provided protection from creditors while they develop and negotiate plans for reorganizing their debts. The U.S. Bankruptcy Code provides that individual U.S. states are not permitted to pass their own laws purporting to bind non-consenting creditors to a restructuring of a municipality’s indebtedness, and thus all such restructurings must be pursuant to Chapter 9 of the Bankruptcy Code.
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Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Although Puerto Rico is a U.S. Territory, neither Puerto Rico nor its subdivisions or agencies are eligible to file under the U.S. Bankruptcy Code in order to seek protection from creditors or restructure their debt. In June 2016, the U.S. Supreme Court ruled that Puerto Rico legislation that would have allowed certain Puerto Rico public corporations to seek protection from creditors and to restructure their debt was unconstitutional. In the same month, the U.S. Congress passed the Puerto Rico Oversight, Management and Economic Stability Act (“PROMESA”), which established a federally-appointed fiscal oversight board (“Oversight Board”) to oversee Puerto Rico’s financial operations and possible debt restructuring. On May 3, 2017, the Oversight Board filed a debt restructuring petition in the U.S. District Court in Puerto Rico to seek bankruptcy-like protections from, at the time of the filing, approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition to the debt restructuring petition filed on behalf of Puerto Rico, in May 2017, the Oversight Board separately filed debt restructuring petitions for certain Puerto Rico instrumentalities, including the Puerto Rico Highways and Transportation Authority (“HTA”), Puerto Rico Sales Tax Financing Corporation (“COFINA”), Puerto Rico Electric and Power Authority (“PREPA”) and Employee Retirement System. In February 2019, a federal judge approved a Plan of Adjustment reducing COFINA debt from $18 billion to $6 billion. More recently, on January 18, 2022, a federal judge approved a Plan of Adjustment under which the largest portion of Puerto Rico’s debt would be reduced from $33 billion to $7.4 billion. Later that year, on October 13, 2022, a federal judge approved a Plan of Adjustment to reduce the HTA debt from $6 billion to $1.6 billion. There continue to be ongoing efforts to restructure more than $10 billion of PREPA debt. There can be no assurances that these debt restructuring efforts will be effective or that Puerto Rico will be able to service debt payments following the completion of the debt restructuring. In addition, any restructurings approved by a federal court could be appealed and overturned. The mediation process and certain litigation is ongoing with respect to certain municipal securities issued by Puerto Rico and its political subdivisions, instrumentalities and authorities. It is not presently possible to predict the results of this mediation and litigation, but such outcomes will have a significant impact on bondholders of those municipal securities. Further legislation by the U.S. Congress, or actions by the oversight board established by PROMESA, or court approval of an unfavorable debt restructuring deal could have a negative impact on the marketability, liquidity or value of certain investments held by a Fund and could reduce a Fund’s performance.
Investments in the Greater China Region
Investing in Mainland China, Hong Kong and Taiwan (collectively, “the China Region”) involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies and territorial and other disputes with other countries; (e) greater price volatility and significantly smaller market capitalization of securities markets, particularly in Mainland China; (f) substantially less liquidity, particularly of certain share classes of Mainland Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) the risk that the Mainland Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (l) the fact that China Region companies, particularly those located in Mainland China, may be smaller, less seasoned and newly organized companies; (m) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in Mainland China; (n) the fact that statistical information regarding the economy of Mainland China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the willingness and ability of the Mainland Chinese government to support the Mainland Chinese and Hong Kong economies and markets is uncertain; (r) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (s) the rapidity and erratic nature of growth, particularly in Mainland China, resulting in inefficiencies and dislocations; (t) the risk of embargoes, sanctions, investment restrictions and other trade limitations, including that certain securities are, or may in the future, become restricted, and a Fund may be forced to sell such restricted security and incur a loss as a result; (u) the risk that, because of the degree of
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interconnectivity between the economies and financial markets of Mainland China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from Mainland China, or an economic downturn in Mainland China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well; and (v) limitations on the ability of U.S. authorities to enforce actions against non-U.S. companies and non-U.S. persons. China’s growing trade surplus with the United States has increased the risk of trade disputes. For example, recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s, or other countries, export industry and a negative impact on a Fund. In addition, as China’s economic and political strength has grown in recent years, it has shown a greater willingness to assert itself militarily in the region. Military or diplomatic moves to resolve any issues could adversely affect the economies in the region and thus, a Fund’s investments.
Investment in the China Region is subject to certain political risks. Following the establishment of the People’s Republic of China (“PRC”) by the Communist Party in 1949, the Mainland Chinese government renounced various debt obligations incurred by Mainland China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Mainland Chinese government will not take similar action in the future. An investment in a Fund involves risk of a total loss. The political reunification of Mainland China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. Mainland China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to Mainland China. However, if Mainland China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.
External relations, such as the U.S.-China relationship, may affect capital flows and business operations. Changes in laws relating to sanctions, tariffs, and other measures, including new outbound investment restrictions, could have implications for the performance of a Fund’s investments. The United States has adopted regulations that restrict certain outbound investments by U.S. persons in countries of concern, currently including China, Hong Kong, and Macau. These rules focus on sectors considered sensitive to national security, such as semiconductors, artificial intelligence, and quantum information technologies. While these restrictions are focused at present, they may expand over time to cover additional sectors, countries, or types of transactions. Other countries are also expected to introduce outbound investment rules of their own. In addition, the United States has imposed sanctions on certain Chinese companies, including those identified as part of the Chinese Military-Industrial Complex (“CMIC”). These sanctions generally prohibit U.S. persons from purchasing or selling publicly traded securities of designated CMIC entities. The CMIC list has evolved over time and may continue to expand, which could affect companies in technology, telecommunications, and defense-related sectors. Changes in these regulations and sanctions in the United States and elsewhere could affect the ability of the Funds to invest in certain companies or industries, or could require divestment of existing holdings. The scope and impact of these rules are evolving, and it is not possible to predict how they may develop or how they may affect the Funds. These and similar developments could negatively affect Fund performance and may increase diligence and reporting costs for a Fund.
As with all transition economies, Mainland China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. Hong Kong is closely tied to Mainland China, economically and through China’s 1997 acquisition of the country as a Special Autonomous Region (SAR). Hong Kong’s success depends, in large part, on its ability to retain the legal, financial, and monetary systems that allow economic freedom and market expansion. In addition to the risks inherent in investing in the emerging markets, the risks of investing in Mainland China, Hong Kong, and Taiwan merit special consideration.
People’s Republic of China. The government of the PRC is dominated by the one-party rule of the Chinese Communist Party.
Mainland China’s economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Mainland Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in Mainland China are still owned by the Mainland Chinese government. The government continues to exercise
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significant control over regulating industrial development and, ultimately, control over Mainland China’s economic growth through the allocation of resources, controlling payment of foreign currency denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.
Following years of steady growth, the pace of growth of Mainland China’s economy has relatively slowed, partly as a result of the government’s attempts to shift the economy away from export manufacturing and towards domestic consumption and to prevent the overheating of certain sectors. The slow down subjects Mainland China’s economy to significant risks, including economic, social, and political risks. Additionally, Mainland China’s economy remains heavily dependent on exports. The imposition of tariffs or other trade barriers or a downturn in the economy of a significant trading partner could adversely impact Mainland Chinese companies. Over the long term, Mainland China’s major challenges include dealing with its aging infrastructure, worsening environmental conditions and rapidly widening urban and rural income gap.
As with all transition economies, Mainland China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. The Mainland Chinese legal system, in particular, constitutes a significant risk factor for investors. The Mainland Chinese legal system is based on statutes. Since the late 1970s, Chinese legislative bodies have promulgated laws and regulations dealing with various economic matters such as foreign investment, corporate organization and governance, commerce, taxation, and trade. However, despite the expanding body of law in Mainland China, legal precedent and published court decisions based on these laws are limited and non-binding. The interpretation and enforcement of these laws and regulations are uncertain.
Hong Kong. In 1997, Great Britain handed over control of Hong Kong to the Chinese mainland government. Since that time, Hong Kong has been governed by a semi-constitution known as the Basic Law, which guarantees a high degree of autonomy in certain matters until 2047, while defense and foreign affairs are the responsibility of the central government in Beijing. The chief executive of Hong Kong is appointed by the Mainland Chinese government. Hong Kong is able to participate in international organizations and agreements and it continues to function as an international financial center, with no exchange controls, free convertibility of the Hong Kong dollar and free inward and outward movement of capital. The Basic Law guarantees existing freedoms, including free speech and assembly, press, religion, and the right to strike and travel. Business ownership, private property, the right of inheritance and foreign investment are also protected by law. Mainland China has committed by treaty to preserve Hong Kong’s autonomy until 2047. However, as of July 2020, the Chinese Standing Committee of the National People’s Congress enacted the law of the PRC on Safeguarding National Security in the Hong Kong Special Administrative Region. As of the same month, Hong Kong is no longer afforded preferential economic treatment by the United States under U.S. law, and there is uncertainty as to how the economy of Hong Kong will be affected. If Mainland China were to exert its authority so as to alter the economic, political, or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.
Taiwan. For decades, a state of hostility has existed between Taiwan and the PRC. Beijing has long deemed Taiwan a part of the “one China” and has made a nationalist cause of recovering it. In the past, Mainland China has staged frequent military provocations off the coast of Taiwan and made threats of full-scale military action. Foreign trade has been the engine of rapid growth in Taiwan and has transformed the island into one of Asia’s great exporting nations. However, investing in Taiwan involves the possibility of the imposition of exchange controls, such as restrictions on the repatriation of Fund investments or on the conversion of local currency into foreign currencies. As an export-oriented economy, Taiwan depends on an open world trade regime and remains vulnerable to downturns in the world economy. Taiwanese companies continue to compete mostly on price, producing generic products or branded merchandise on behalf of multinational companies. Accordingly, these businesses can be particularly vulnerable to currency volatility and increasing competition from neighboring lower-cost countries. Moreover, many Taiwanese companies are heavily invested in Mainland China and other countries throughout Southeast Asia, making them susceptible to political events and economic crises in these parts of the region.
Mainland Chinese operating companies sometimes rely on variable interest entity (“VIE”) structures to raise capital from non-Chinese investors. In a VIE structure, a Mainland China-based operating company establishes an entity (typically offshore) that enters into service and other contracts (such as powers of attorney, equity pledge agreements and other services or business cooperation agreements) with the Mainland Chinese company designed to provide economic exposure to the company. The offshore entity then issues exchange-traded shares that are sold to the public, including non-Chinese investors (such
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as a Fund). Shares of the offshore entity are not equity ownership interests in the Mainland Chinese operating company and therefore the ability of the offshore entity to control the activities at the Mainland Chinese company are limited and the Mainland Chinese company may engage in activities that negatively impact investment value. The VIE structure is designed to provide the offshore entity (and in turn, investors in the entity) with economic exposure to the Mainland Chinese company that replicates equity ownership, without actual equity ownership. The VIE contractual arrangements permit the VIE structure to consolidate its financial statements with those of the underlying Chinese company. VIE structures are used due to Mainland Chinese government prohibitions on foreign ownership of companies in certain industries and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended.
On February 17, 2023, the China Securities Regulatory Commission (“CSRC”) released the “Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies” (the “Trial Measures,”) which went into effect on March 31, 2023. The Trial Measures and its implementing guidelines require Chinese companies that pursue listings outside of Mainland China, including those that do so using the VIE structure, to make a filing with the CSRC. Although the Trial Measures and its implementing guidelines do not prohibit the use of VIE structures, they do not serve as a formal endorsement either.
Intervention by the Mainland Chinese government with respect to VIE structures could adversely affect the Mainland Chinese operating company’s performance, the enforceability of the offshore entity’s contractual arrangements with the Mainland Chinese company and the value of the offshore entity’s shares. Further, if the Mainland Chinese government determines that the agreements establishing the VIE structure do not comply with Mainland Chinese law and regulations, including those related to prohibitions on foreign ownership, the Mainland Chinese government could subject the Mainland Chinese company to penalties, revocation of business and operating licenses or forfeiture of ownership interests. The offshore entity’s control over the Mainland Chinese company may also be jeopardized if certain legal formalities are not observed in connection with the agreements, if the agreements are breached or if the agreements are otherwise determined not to be enforceable. If any of the foregoing were to occur, the market value of a Fund’s associated portfolio holdings would likely fall, causing substantial investment losses for the Fund.
In addition, Mainland Chinese companies listed on U.S. exchanges, including ADRs and companies that rely on VIE structures, may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting could significantly decrease the liquidity and value of the securities of these companies, decrease the ability of a Fund to invest in such securities and increase the cost of the Fund if it is required to seek alternative markets in which to invest in such securities. Investments involving a VIE may also pose additional risks because of the interests of the equity owners of the operating company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and the directors of the operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company.
Securities are listed on either the Shanghai and/or Shenzhen stock exchanges. Securities listed on these exchanges are divided into two classes, A shares, which are mostly limited to domestic investors, and B shares, which are allocated for both international and domestic investors. A Fund’s exposure to securities listed on either the Shanghai or Shenzhen exchanges will initially be through B shares. The government of Mainland China has announced plans to exchange B shares for A shares and to merge the two markets. Such an event may produce greater liquidity and stability for the combined markets. However, it is uncertain whether or the extent to which these plans will be implemented. In addition to B shares, a Fund may also invest in Hong Kong listed H shares, Hong Kong listed Red chips (which are companies owned by Mainland China enterprises, but are listed in Hong Kong), and companies that meet one of the following categories: the company is organized under the laws of, or has a principal office in, China (including Hong Kong and Macau) or Taiwan; the principal securities market for the issuer is Mainland China or Taiwan; the issuer derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in Mainland China or Taiwan; or at least 50% of the issuer’s assets are located in Mainland China or Taiwan.
Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect. The Funds may invest in certain China A-Shares through the Shanghai-Hong Kong Stock Connect Program or the Shenzhen-Hong Kong Stock Connect Program (the “Programs”). The Programs are securities trading and clearing linked programs developed by Hong Kong Exchanges and Clearing Limited (“HKEx”), the Hong Kong Securities Clearing Company Limited (“HKSCC”), Shanghai Stock Exchange (“SSE”), Shenzhen Stock Exchange (“SZSE”) and China Securities Depository and Clearing Corporation Limited
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(“ChinaClear”) with an objective to achieve mutual stock market access between Mainland China and Hong Kong. The Programs will allow foreign investors to trade certain SSE and SZSE listed China A-Shares through Hong Kong based brokers.
Trading through the Programs are subject to various risks described below, including liquidity risk, currency risk, legal and regulatory uncertainty risk, execution risk, operational risk, tax risk, counterparty risk and credit risk.
Securities purchased under each Program generally may not be sold, purchased or otherwise transferred other than through that Program in accordance with applicable rules. While each Program is not subject to individual investment quotas, daily investment quotas apply to all Program participants, which may restrict or preclude a Fund’s ability to purchase particular securities at a particular time. In addition, securities purchased through the Programs are subject to Mainland Chinese securities regulations that restrict the levels of foreign ownership in local securities which could require a Fund to sell securities if ownership of the securities exceeds applicable quotas. Furthermore, additional restrictions may preclude a Fund from being eligible to invest in certain securities traded through a Program. Because all trades in the Programs must be settled in Renminbi (“RMB”), the Mainland Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. Trades through each Program are subject to certain requirements prior to trading which may limit the number of brokers that a Fund may use. This may affect the quality of execution received by a Fund. In addition, applicable laws may, under certain circumstances, require an investor to return profits obtained from the purchase and sale of shares.
The HKSCC provides clearing, settlement, nominee functions and other related services of the trades executed by Hong Kong market participants through an arrangement with ChinaClear. The PRC regulations, which include certain restrictions on selling and buying, will apply to all market participants. In the case of a sale, brokers must have access to certain information about the transaction prior to execution. Because of the various requirements and restrictions applicable to the Programs, a Fund may not be able to purchase and/or dispose of holdings of China A-Shares in a timely manner.
To the extent that HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, it should be noted that the Fund will have no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that a Fund suffers losses resulting from the performance or insolvency of HKSCC.
The Shanghai-Hong Kong Stock Connect Program began operation in November 2014 and the Shenzhen-Hong Kong Stock Connect Program began operation in December 2016. The relevant regulations relating to the Programs are untested and subject to change. There is no certainty as to how they will be applied which could adversely affect a Fund. The Programs require use of new information technology systems which may be subject to operational risk due to its cross-border nature. If the relevant systems fail to function properly, trading in the Shanghai and Shenzhen markets through the Programs could be disrupted.
As in other emerging and less developed markets, the legislative framework is only beginning to develop the concept of legal/formal ownership and of beneficial ownership or interest in securities in Mainland China. Consequently the applicable courts may consider that any nominee or custodian as registered holder of securities would have full ownership thereof and that a beneficial owner may have no rights whatsoever in respect thereof and may be limited in its ability to pursue claims against the issuer of a security. Additionally, the securities that a Fund may invest in through the Programs may present illiquidity and price volatility concerns and difficulty in determining market valuations of securities due to limited public information on issuers. Such securities may also be subject to limited regulatory oversight and an increased risk of being delisted or suspended. Suspensions or delistings may become widespread, and the length of suspension may be significant and difficult to predict.
The Programs utilize an omnibus clearing structure, and a Fund’s shares will be registered in its custodian’s, subcustodian’s or clearing broker’s name on the HKSCC system and in HKSCC’s name on the ChinaClear system. This may limit a Fund’s Adviser’s or Sub-Adviser’s ability to effectively manage a Fund, and may expose a Fund to the credit risk of its custodian or subcustodian or to greater risk of expropriation.
Similarly, HKSCC would be responsible for the exercise of shareholder rights with respect to corporate actions (including all dividends, rights issues, merger proposals or other shareholder votes). While HKSCC may provide investors with the opportunity to provide voting instructions, investors may not have sufficient time or the opportunity to consider proposals or provide instructions.
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The Hong Kong Investor Compensation Fund covers losses in relation to defaults occurring on or after January 1, 2020 by securities brokers in Hong Kong on securities traded on a stock market operated by the SSE or the SZSE and in respect of which an order for sale or purchase is routed through the Programs. Otherwise, defaults with respect to investments in the Programs may not be covered by the China Securities Investor Protection Fund and, without the protection of such programs, will be subject to the risk of default by a broker in Mainland China. In the event ChinaClear defaults, HKSCC’s liabilities under its market contracts with clearing participants will be limited to assisting clearing participants with claims. While it is anticipated that HKSCC will act in good faith to seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or the liquidation of ChinaClear, there can be no assurances that it will do so, or that it will be successful in doing so. In this event, the Fund may not fully recover its losses and the process could be delayed.
The Programs will only operate on days when both the PRC and Hong Kong markets are open for trading and when banks in each applicable market are open on the corresponding settlement days, and the Funds will only trade through each Program on days that they are open. There may be occasions when it is a normal trading day for the PRC market, but a Fund cannot carry out any China A-Shares trading. A Fund may be subject to risks of price fluctuations in China A-Shares during the time when each Program is not trading as a result. Additionally, different fees and costs are imposed on foreign investors acquiring China A-Shares acquired through the Programs, and these fees and costs may be higher than comparable fees and costs imposed on owners of other securities providing similar investment exposure. There is uncertainty of whether and how certain gains on PRC securities will be taxed, the possibility of the rules being changed and the possibility of taxes being applied retrospectively. Consequently, investors may be advantaged or disadvantaged depending upon the final outcome of how such gains will be taxed and when they subscribed and/or redeemed their shares.
Because the Programs are relatively new, the actual effect on the market for trading China A-Shares with the introduction of large numbers of foreign investors is unknown. The Programs are subject to regulations promulgated by regulatory authorities for the applicable exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Programs, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that the exchanges will continue to support the Programs in the future.
China Interbank Bond Market. The China Interbank Bond Market (“CIBM”) is an OTC market established in 1997, and accounts for approximately 90% of outstanding bond values of the total trading volume in the PRC. On CIBM, domestic institutional investors and certain foreign institutional investors can trade, on a one-to-one quote-driven basis, sovereign bonds, government bonds, corporate bonds, bond repos, bond lending, bills issued by the People’s Bank of China (“PBOC”) and other financial debt instruments. CIBM is regulated and supervised by the PBOC. The PBOC is responsible for, among others, promulgating the applicable CIBM listing, trading and operating rules, and supervising the market operators of CIBM. CIBM provides for two trading models: (i) bilateral negotiation and (ii) “click-and-deal.” The China Foreign Exchange Trading System (“CFETS”) is the unified trading platform for CIBM, on which all products are traded through independent bilateral negotiation on a transaction by transaction basis. A market-making mechanism has also been introduced to improve market liquidity and enhance efficiency with respect to trading on CIBM.
Once a transaction is agreed, the parties will, in accordance with the terms of the transaction, promptly send instructions for the delivery of bonds and funds. Parties are required to have sufficient bonds and funds for delivery on the agreed delivery date. China Central Depository & Clearing Co., Ltd (“CCDC”) will deliver bonds according to the instructions sent by the parties. Clearing banks will handle the transfer of funds and settlement of the payments of the bonds on behalf of the parties.
Certain Funds may invest in certain Chinese fixed income products traded on the CIBM through the “Mutual Bond Market Access between Mainland China and Hong Kong” (“Bond Connect”) program. The Bond Connect program is a new initiative launched in July 2017 established by CFETS, CCDC, Shanghai Clearing House (“SHCH”), and Hong Kong Exchanges and Clearing Limited (“HKEx”) and Central Moneymarkets Unit (“CMU”) of the Hong Kong Monetary Authority (“HKMA”) to facilitate investors from Mainland China and Hong Kong to trade in each other’s bond markets through connection between the Mainland China and Hong Kong financial institutions.
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Under the prevailing PRC regulations, eligible foreign investors are allowed to invest in the bonds available on the CIBM through the northbound trading of Bond Connect (“Northbound Trading Link”). There is no investment quota for the Northbound Trading Link. Under the Northbound Trading Link, eligible foreign investors are required to appoint the CFETS or other institutions recognized by the PBOC as registration agents to apply for registration with the PBOC.
Cash deposited in the cash account of a Fund with the relevant onshore settlement agent will not be segregated. In the event of the bankruptcy or liquidation of the onshore settlement agent, a Fund will not have any proprietary rights to the cash deposited in such cash account and may face difficulty and/or encounter delays in recovering such assets, or may not be able to recover it in full or at all, in which case the Fund will suffer losses.
Market volatility and potential lack of liquidity due to low trading volume of certain debt securities in the China interbank bond market may result in prices of certain debt securities traded on such market fluctuating significantly. A Fund is therefore subject to liquidity and volatility risks. The bid and offer spreads of the prices of such securities may be large, and a Fund may therefore incur significant trading and realization costs and may even suffer losses when selling such investments.
A Fund is also exposed to risks associated with settlement procedures and default of counterparties. The counterparty which has entered into a transaction with a Fund may default in its obligation to settle the transaction by delivery of the relevant security or by payment for value.
The Northbound Trading Link refers to the trading platform that is located outside of Mainland China and is connected to CFETS for eligible foreign investors to submit their trade requests for bonds circulated in the CIBM through Bond Connect. HKEx and CFETS will work together with offshore electronic bond trading platforms to provide electronic trading services and platforms to allow direct trading between eligible foreign investors and approved onshore dealers in Mainland China through CFETS.
Eligible foreign investors may submit trade requests for bonds circulated in the CIBM through the Northbound Trading Link provided by offshore electronic bond trading platforms, which will in turn transmit their requests for quotation to CFETS. CFETS will send the requests for quotation to a number of approved onshore dealers (including market makers and others engaged in the market making business) in Mainland China. The approved onshore dealers will respond to the requests for quotation via CFETS, and CFETS will send its responses to those eligible foreign investors through the same offshore electronic bond trading platforms. Once the eligible foreign investor accepts the quotation, the trade is concluded on CFETS.
On the other hand, the settlement and custody of bond securities traded in the CIBM under Bond Connect are conducted through the settlement and custody link between the CMU, as an offshore custody agent, and the CCDC and the SHCH, as onshore custodian and clearing institutions in Mainland China. Under this settlement and custody link, CCDC or the SHCH will effect gross settlement of confirmed trades onshore, and the CMU will process bond settlement instructions from the CMU members on behalf of eligible foreign investors in accordance with its relevant rules.
Pursuant to the prevailing regulations in Mainland China, the CMU, being the offshore custody agent recognized by the HKMA, opens omnibus nominee accounts with the onshore custody agent recognized by the PBOC (i.e., the CCDC and Interbank Clearing Company Limited). All bonds traded by eligible foreign investors will be registered in the name of the CMU, which will hold such bonds as a nominee owner.
A Fund’s investments in bonds through Bond Connect will be subject to a number of additional risks and restrictions that may affect the Fund’s investments and returns. Bond Connect is relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to Bond Connect (the “Applicable Bond Connect Regulations”) as published or applied by any of Bond Connect Authorities (as defined below) are untested and are subject to change from time to time. There can be no assurance that Bond Connect will not be restricted, suspended or abolished. If such event occurs, a Fund’s ability to invest in the CIBM through Bond Connect will be adversely affected. “Bond Connect Authorities” refers to the exchanges, trading systems, settlement systems, governmental, regulatory or tax bodies which provide services and/or regulate Bond Connect and activities relating to Bond Connect, including, without limitation, the PBOC, the HKMA, the HKEx, the CFETS, the CMU, the CCDC and the SHCH and any other regulator, agency or authority with jurisdiction, authority or responsibility in respect of Bond Connect.
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Hedging activities under Bond Connect are subject to the Applicable Bond Connect Regulations and any prevailing market practice. There is no guarantee that a Fund will be able to carry out hedging transactions at terms which are satisfactory to the investment manager of the Fund and to the best interest of the Fund. A Fund may also be required to unwind its hedge in unfavorable market conditions.
Potential lack of liquidity due to low trading volume of certain fixed income securities in the CIBM may result in prices of certain fixed income securities traded on such market fluctuating significantly, which may expose a Fund to liquidity risks. In addition, the fixed income securities traded in the CIBM may be difficult or impossible to sell, and this would affect a Fund’s ability to acquire or dispose of such securities at their intrinsic value.
Although delivery-versus-payment (“DVP”) settlement (e.g., simultaneous delivery of security and payment) is the dominant settlement method adopted by CCDC and SHCH for all bond transactions in the CIBM, there is no assurance that settlement risks can be eliminated. In addition, DVP settlement practices in the PRC may differ from practices in developed markets. In particular, such settlement may not be instantaneous and be subject to a delay of a period of hours. Where the counterparty does not perform its obligations under a transaction or there is otherwise a failure due to CCDC or SHCH (as applicable), a Fund may sustain losses.
It is contemplated that the mainland Chinese authorities will reserve the right to suspend Northbound trading of Bond Connect, if necessary for ensuring an orderly and fair market and that risks are managed prudently. The relevant PRC government authority may also impose “circuit breakers” and other measures to halt or suspend Northbound trading. Where a suspension in the Northbound trading through Bond Connect is effected, a Fund’s ability to access the CIBM bond market will be adversely affected.
Under the prevailing Applicable Bond Connect Regulations, eligible foreign investors who wish to participate in Bond Connect may do so through an onshore settlement agent, offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. A Fund is therefore subject to the risk of default or errors on the part of such agents.
Trading through Bond Connect is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly (in particular, under extreme market conditions) or will continue to be adapted to changes and developments in the market. In the event that the relevant systems fail to function properly, trading through Bond Connect may be disrupted. A Fund’s ability to trade through Bond Connect (and hence to pursue its investment strategy) may therefore be adversely affected. In addition, where a Fund invests in the CIBM through Bond Connect, it may be subject to risks of delays inherent in the order placing and/or settlement.
For a Fund’s investment under Bond Connect, although there is no quota restriction under the Applicable Bond Connect Regulations, relevant information about the Fund’s investments needs to be filed with PBOC, and an updating filing may be required if there is any significant change to the filed information. It cannot be predicted whether PBOC will make any comments on or require any changes with respect to such information for the purpose of filing. If so required, a Fund will need to follow PBOC instructions and make the relevant changes accordingly, which may not be in the best interests of the Fund and the Fund’s investors from a commercial perspective.
The CMU is the “nominee holder” of the bonds acquired by a Fund through Bond Connect. Although the Applicable Bond Connect Regulations expressly provide that investors enjoy the rights and interests of the bonds acquired through Bond Connect in accordance with applicable laws, how a beneficial owner (such as a Fund) of the relevant bonds exercises and enforces its rights over such securities in the courts in China is yet to be tested. Even if the concept of beneficial ownership is recognized under Chinese law, those securities may form part of the pool of assets of such nominee holder, which may be available for distribution to creditors upon liquidation of such nominee holder, and accordingly, a beneficial owner may have no rights whatsoever in respect thereof.
Northbound trading through Bond Connect is able to be undertaken on days upon which the CIBM is open to trade, regardless of whether they are a public holiday in the domicile of a Fund. Accordingly, it is possible that bonds traded through Bond Connect may be subject to fluctuation at times when a Fund is unable to buy or sell bonds, as its globally-based intermediaries are not available to assist with trades. Accordingly, this may cause a Fund to be unable to realize gains, avoid losses or to benefit from an opportunity to invest in mainland CIBM bonds at an attractive price.
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CIBM bonds under Northbound Trading of Bond Connect will be traded and settled in RMB. If a Fund issues classes denominated in a currency other than RMB, the Fund will be exposed to currency risk if the Fund invests in a RMB product due to the need for the conversion of the currency into RMB. A Fund will also incur currency conversion costs. Even if the price of the RMB asset remains the same when a Fund purchases and redeems, the Fund will still incur a loss when it converts the redemption proceeds into local currency if RMB has depreciated. Also, as a Fund may either settle CIBM bonds using offshore RMB (“CNH”) or by converting offshore currency into onshore RMB (“CNY”), any divergence between CNH and CNY may adversely impact investors.
People’s Republic of China Tax Considerations
Corporate Income Tax
If a Fund is considered a tax resident enterprise of the PRC, it will be subject to PRC corporate income tax (“CIT”) at 25% on its worldwide taxable income. If a Fund is considered a non-tax resident enterprise with a permanent establishment or place or establishment of business (“PE”) in the PRC, the profits attributable to that PE would be subject to CIT at 25%. Under the PRC CIT Law effective from January 1, 2008 and its implementation rules, a non-PRC tax resident enterprise without a PE in the PRC will generally be subject to withholding income tax (“WIT”) of 10% on its PRC sourced income, including but not limited to passive income (e.g. dividends, interest, gains arising from transfer of assets, etc.).
Each Fund is intended to be managed and operated in such a manner that the Fund should not be treated as a tax resident enterprise of the PRC or a non-PRC tax resident enterprise with a PE in the PRC for CIT purposes, although due to uncertainty in tax laws and practices in the PRC, this result cannot be guaranteed.
Interest
Except for interest income from certain bonds (i.e., government bonds, local government bonds and railway bonds which are entitled to a 100% PRC CIT exemption and 50% PC CIT exemption respectively in accordance with the Implementation Rules to the Enterprise Income Tax Law and a circular dated March 19, 2016 on the Circular on Income Tax Policies on Interest Income from Railway Bonds under Caishui [2016] No. 30), non-PRC tax resident enterprises are subject to PRC WIT on the payment of interests on debt instruments issued by PRC tax resident enterprises, including bonds issued by enterprises established within the PRC. The general WIT rate applicable is 10%, subject to reduction under an applicable double tax treaty and agreement by the PRC tax authorities. Interest derived from government bonds issued by the in-charge Finance Bureau of the State Council and/or local government bonds approved by the State Council is exempt from PRC CIT under the PRC CIT Law.
On November 22, 2021, the Ministry of Finance and State Administration of Taxation jointly issued Circular [2021] No. 34 (“Circular 34”) to clarify that foreign institutional investors (including foreign institutional investors under Bond Connect) are temporarily exempt from PRC WIT and value-added tax (“VAT”) with respect to bond interest income derived in the PRC bond market for the period from November 7, 2021 to December 31, 2025. As this exemption is only temporary according to Circular 34, it remains unclear whether such an exemption will also apply after December 31, 2025 or what the PRC tax treatment will be after this date. It still remains to be confirmed as to the PRC WIT and VAT treatment with respect to non-government bond interest derived prior to November 7, 2018, being the date on which the WIT and VAT exemption for foreign institutional investors with respect to bond interest income derived from PRC bonds was first introduced.
Dividend
Under the current PRC CIT Law and its implementation rules, non-PRC tax resident enterprises are subject to PRC WIT on cash dividends and bonus distributions from PRC tax resident enterprises. The general WIT rate applicable is 10%, subject to reduction under an applicable double tax treaty and agreement by the PRC tax authorities.
Capital Gain
Based on the CIT Law and its implementation rules, “income from the transfer of property” sourced from the PRC by non-PRC tax resident enterprises should be subject to 10% PRC WIT unless exempt or reduced under an applicable tax treaty and agreement by the PRC tax authorities. The Ministry of Finance (“MoF”), State Administration of Taxation (“SAT”) and the CSRC issued joint circulars to clarify the taxation of the Programs, in which capital gain realized from the transfer of A-Shares is temporarily
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exempt from PRC WIT. The MoF, the SAT and the CSRC issued joint circulars Caishui [2014] No. 81 and Caishui [2016] No. 127 to clarify the taxation of the Programs, in which capital gain realized from the transfer of A-Shares via the Programs is temporarily exempt from PRC WIT.
Capital gains derived by non-resident institutional investors (with no place or establishment or permanent establishment in the PRC) from the trading of bonds through the Bond Connect are technically non-PRC-sourced income under the current CIT law and regulations, therefore, not subject to PRC CIT. While the PRC tax authorities are currently enforcing such non-taxable treatment in practice, there is a lack of clarity on such non-taxable treatment under the current CIT regulations.
VAT and Other Surcharges
According to the Circular Caishui [2016] 36 (“Circular 36”), VAT at 6% shall be levied on the difference between the selling and buying prices of those marketable securities.
The gains derived from trading of marketable securities (including A-Shares and other PRC listed securities) are exempted from VAT in the PRC under Circular 36 and Caishui [2016] No. 70. In addition, deposit interest income and interest received from government bonds and local government bonds are also exempt from VAT.
According to Circular 34, the foreign institutional investors are temporarily exempt from VAT with respect to bond interest income derived in the PRC bond market for the period from November 7, 2021 to December 31, 2025. However, there is no guarantee that such temporary tax exemption will continue to apply, will not be repealed and re-imposed retrospective, or that no new tax regulations and practice in China specifically relating to the PRC bond market will not be promulgated in the future. Dividend income or profit distributions on equity investment derived from PRC are not included in the taxable scope of VAT.
In addition, urban maintenance and construction tax (currently at the rate ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) are imposed based on the VAT liabilities.
Stamp Duty
Stamp duty under the PRC laws generally applies to the execution and receipt of all taxable documents listed in the PRC’s Provisional Rules on Stamp Duty. Stamp duty is generally imposed on the sale of PRC-listed shares at a rate of 0.1% of the sales consideration. The relevant Fund will be subject to this tax on each disposal of PRC listed shares. No stamp duty is expected to be imposed on non-PRC tax resident holders of government and corporate bonds, either upon issuance or upon a subsequent transfer of such bonds. Non-PRC tax resident shareholders will not be subject to PRC tax on distributions received from the company or the relevant Fund, or on gains derived from the disposal of shares.
There can be no guarantee that no new tax laws, regulations and practice in the PRC specifically relating to the Programs or CIBM regime (as the case may be) may be promulgated in the future and may be applied retrospectively. The promulgation of such new laws, regulations and practice may operate to the advantage or disadvantage of the Shareholders due to the company or the relevant Fund’s investments in the PRC market.
Investors should inform themselves of, and where appropriate consult their professional advisors on, the possible tax consequences of subscribing for, buying, holding, converting, redeeming or otherwise disposing of Shares under the laws of their country of citizenship, residence, or domicile or incorporation.
Investments in India
Securities of many issuers in the Indian market may be less liquid and more volatile than securities of comparable U.S. domestic issuers, but may offer the potential for higher returns over the long term. Indian securities will generally be denominated in foreign currency, mainly the rupee. Accordingly, the value of a Fund will fluctuate depending on the rate of exchange between the U.S. dollar and such foreign currency. India has less developed clearance and settlement procedures, and there have been times when settlements have been unable to keep pace with the volume of securities and have been significantly delayed. The Indian stock exchanges have in the past been subject to closure, broker defaults and broker strikes, and there can be no certainty that this will not recur. In addition, significant delays are common in registering transfers of securities, and a Fund may be unable to sell securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.
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The value of investments in Indian securities may also be affected by political and economic developments, social, religious or regional tensions, changes in government regulation and government intervention, high rates of inflation or interest rates and withholding tax affecting India. The risk of loss may also be increased because there may be less information available about Indian issuers since they are not subject to the extensive accounting, auditing and financial reporting standards and practices which are applicable in North America. There is also a lower level of regulation and monitoring of the Indian securities market and its participants than in other more developed markets.
Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In addition, the availability of financial instruments with exposure to Indian financial markets may be substantially limited by the restrictions on investments by persons resident outside of India under the Foreign Portfolio Investment regime.
India’s guidelines under which foreign investors may invest in Indian securities are evolving. There can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for a Fund to implement investment objectives or repatriate its income, gains and initial capital from these countries. Similar risks and considerations will be applicable to the extent that a Fund invests in other countries. Recently, certain policies have served to restrict foreign investment, and such policies may have the effect of reducing demand for such investments.
India may require withholding on dividends paid on portfolio securities and on realized capital gains. In the past, these taxes have sometimes been substantial. There can be no assurance that restrictions on repatriation of a Fund’s income, gains or initial capital from India will not occur.
A high proportion of the shares of many issuers in India may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which a Fund has invested could dilute the earnings per share of a Fund’s investment and could adversely affect the market price of such securities. Sales of securities by such issuer’s major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, a Fund’s investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by a Fund in particular securities. Similarly, volume and liquidity in the bond markets in India are less than in the United States, and, at times, price volatility can be greater than in the United States. The limited liquidity of securities markets in India may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, India’s securities markets are susceptible to being influenced by large investors trading significant blocks of securities.
Political and economic structures in India are undergoing significant evolution and rapid development, and may lack the social, political and economic stability characteristic of the United States. The risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in India and the availability of additional investments. The laws in India relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts in India than it is in the United States. Monsoons and natural disasters also can affect the value of investments.
Religious and border disputes persist in India. Moreover, India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. The Indian government has confronted separatist movements in several Indian states. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and, consequently, adversely affect a Fund’s investments.
A Fund may use P-notes. Indian-based brokerages may buy Indian-based securities and then issue P-notes to foreign investors. Any dividends or capital gains collected from the underlying securities may be remitted to the foreign investors. However, unlike ADRs, notes are subject to credit risk based on the uncertainty of the counterparty’s (i.e., the Indian-based brokerage’s) ability to meet its obligations.
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Investments in Japan
The Japanese economy may be subject to economic, political and social instability, which could have a negative impact on Japanese securities. In the past, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. Furthermore, the Japanese economic growth rate could be impacted by Bank of Japan monetary policies, rising interest rates, tax increases, budget deficits, consumer confidence and volatility in the Japanese yen. At times, the Japanese economy has been adversely impacted by government intervention and protectionism, changes in its labor market, and an unstable financial services sector. International trade, government support of the financial services sector and other troubled sectors, government policy, natural disasters, an aging demographic and declining population and/or geopolitical developments associated with actual or potential conflicts with one or more countries in Asia could significantly affect the Japanese economy. Strained foreign relations with neighboring countries (China, South Korea, North Korea and Russia) may not only negatively impact the Japanese economy but also the geographic region as well as globally. A significant portion of Japan’s trade is conducted with developing nations and can be affected by conditions in these nations or by currency fluctuations. Japan is an island state with few natural resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Japanese economy. In addition, Japan’s economy has in the past and could in the future be significantly impacted by natural disasters.
Investments in the Middle East and Africa
Certain countries in the region are in early stages of development. As a result, there may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Brokers may be fewer in number and less well capitalized than brokers in more developed regions. Certain economies in the region depend to a significant degree upon exports of commodities and are vulnerable to changes in commodity prices, which in turn may be affected by a variety of factors. In addition, certain governments in the region have exercised substantial influence over the private sector, including ownership or control of companies. Governmental actions in the future could have a significant economic impact. In particular, changes in investment policies or shifts in the prevailing political climate could result in the introduction of changes to government regulations with respect to price controls, export and import controls, income and other taxes, foreign ownership restrictions, foreign exchange and currency controls and labor and welfare benefit policies. Unexpected changes in these policies or regulations could lead to increased investment, operating or compliance expenses. Any such changes could have a material adverse effect on a Fund’s and the Adviser’s business, financial condition and results of operations. Similarly, certain armed conflict, territorial disputes, historical animosities, regional instability, terrorist activities and religious, ethnic and/or socioeconomic unrest, such as the conflict between Israel and Hamas and other militant groups in the Middle East and other related events, could cause significant market disruptions and volatility and disrupt regional trade and supply chains. Such developments could have a negative effect on economic growth and could result in significant disruptions in the securities markets, including securities held by a Fund. Specific country risks that may have a material adverse effect on a Fund’s business, financial condition and results of operations are: potential political instability, riots or other forms of civil disturbance or violence; war, terrorism, invasion, rebellion or revolution; government interventions, including expropriation or nationalization of assets, increased protectionism and the introduction of tariffs or subsidies; changing fiscal and regulatory regimes; arbitrary or inconsistent Government action; inflation in local economies; cancellation, nullification or unenforceability of contractual rights; and underdeveloped industrial and economic infrastructure. Armed conflict and geopolitical tension between countries or in a geographic region, for example the continuing conflicts in the Middle East, have the potential to adversely impact Fund investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. Ongoing regional tensions and instability in the Middle East and Africa region may significantly impact economies in the region. Such impacts could occur through a lower flow of foreign direct investment into the region, the outflow of expatriate residents or capital, or increased volatility in the global and regional financial markets. Certain Middle Eastern and African countries have currencies pegged to the U.S. dollar, which, if abandoned, could cause sudden and significant currency adjustments, which could impact a Fund’s investment returns in those countries. The legal systems, and the unpredictability thereof, in certain countries in the region also may have an adverse impact on a Fund and may expose the Fund to significant or unlimited liabilities. Investment in certain countries in the region by a Fund may be restricted or prohibited under applicable regulation, and the Fund, as a foreign investor, may
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be required to obtain approvals and may have to invest on less advantageous terms (including price) than nationals. A Fund’s investments in securities of a country in the region may be subject to economic sanctions or other government restrictions, which may negatively impact the value or liquidity of the Fund’s investments. Investments in the region may adversely impact the operations of a Fund through the delay of a Fund’s ability to exercise its rights as a security holder. Substantial limitations may exist in the region with respect to a Fund’s ability to repatriate investment income, capital gains or its investment. Securities which are subject to material legal restrictions on repatriation of assets will be considered illiquid securities by a Fund and subject to the limitations on illiquid investments.
Saudi Arabia. To the extent a Fund invests in securities issued by Saudi Arabian issuers, the Fund may be subject to the risk of investing in those issuers. Saudi Arabian issuers may be impacted by the Saudi Arabian economy, which is significantly tied to petroleum exports. As a result, a reduction in petroleum exports with key partners or in petroleum prices could have an overall impact on the Saudi Arabian economy. The Saudi Arabian economy also relies heavily on cheap, foreign labor, and changes in the availability of this labor supply could have an adverse effect on the economy.
Although liberalization in the wider Saudi Arabian economy is underway, the government of Saudi Arabia exercises substantial influence over many aspects of the private sector. Political instability in Saudi Arabia or instability in the larger Middle East region could adversely impact the economy of Saudi Arabia. Instability may be caused by, among other things: military developments; government interventions in the marketplace; terrorism; extremist attitudes; attempted social or political reforms; religious differences; and other factors. Additionally, anti-Western views held by certain groups in the Middle East may influence the government of Saudi Arabia’s policies regarding foreign investment. In addition, certain issuers located in Saudi Arabia may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer that operates in, or has dealings with, such countries. A Fund, as an investor in such issuers, will be indirectly subject to those risks. A Fund is also subject to the risk of expropriation or nationalization of assets and property or the risk of restrictions on foreign investments and repatriation of capital.
The ability of foreign investors, including the Funds, to invest in Saudi Arabian issuers is relatively new and untested, and such ability may be revoked or restricted by the government of Saudi Arabia in the future, which may materially affect a Fund. A Fund may be unable to obtain or maintain the required licenses, which would affect the Fund’s ability to buy and sell securities at full value. Additionally, a Fund’s ownership of any single issuer listed on the Saudi Arabian Stock Exchange may be limited by the Saudi Arabia Capital Market Authority (“CMA”). Major disruptions or regulatory changes may occur in the Saudi Arabian market, which could negatively impact the Funds.
The securities markets in Saudi Arabia may not be as developed as those in other countries. As a result, securities markets in Saudi Arabia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Shares of certain Saudi Arabian companies tend to trade less frequently than those of companies on exchanges in more developed markets, which may adversely affect the pricing of these securities and a Fund’s ability to sell these securities in the future. Current regulations in the Saudi Arabian securities markets may require a Fund to execute trades of securities through a single broker. As a result, the investment adviser will have less flexibility to choose among brokers on behalf of a Fund than is typically the case for investment managers.
A Fund’s ability to achieve its investment objective depends on the ability of the investment adviser to maintain its status as a Qualified Foreign Investor (“QFI”) with the CMA and the Fund as a client of a QFI who has been approved by the CMA (a “QFI Client”). Even if a Fund obtains QFI Client status, the Fund may not have an exclusive investment quota and will be subject to foreign investment limitations and other regulations imposed by the CMA on QFIs and QFI Clients (individually and in the aggregate), as well as local market participants. QFI regulations and local market infrastructure are relatively new and have not been tested and the CMA may discontinue the QFI regime at any time. Any change in the QFI system generally, including the possibility of the investment adviser or a Fund losing its QFI or QFI Client status, respectively, may adversely affect the Fund.
A Fund is required to use a trading account to buy and sell securities in Saudi Arabia. This trading account can be held directly with a broker or a custodian. Under the Independent Custody Model (“ICM”), securities are under the control of the custodian and would be recoverable in the event of the bankruptcy of
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the custodian. When a Fund utilizes the ICM approach, the Fund relies on a broker standing instruction letter to authorize the Fund’s sub-custodian to move securities to a trading account for settlement based on the details supplied by the broker. The risk of a fraudulent or erroneous transaction through the ICM approach is mitigated by the short trading hours in Saudi Arabia, a manual pre-matching process conducted by the custodian, which validates a Fund’s settlement instructions with the local broker contract note, and the transaction report from the depository. When a Fund utilizes a direct broker trading account, the account is set up in the Fund’s name and the assets are likely to be separated from any other accounts at the broker. However, if the broker defaults, there may be a delay to recovering the Fund’s assets that are held in the broker account, and legal proceedings may need to be initiated in order to do so.
Investments in Latin America
As an emerging market, Latin America has long suffered from political, economic, and social instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. However, democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated, privatization of state-owned companies is almost completed and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. Investors in the region continue to face a number of potential risks. Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions and political instability in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a Fund invests and, therefore, the value of Fund shares. Other Latin American investment risks may include inadequate investor protection, less developed regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, pandemics, natural disasters, corruption and military activity. Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. In addition, some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time.
Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for certain Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.
International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence certain Latin American economies. Because commodities such as oil, gas, minerals and metals represent a significant percentage of the region’s exports, the economies of Latin American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many of these countries can experience significant volatility. Latin American countries depend on the economies of their key trading partners, which include China, the U.S., other countries in the region and certain European countries. Reduced spending by any of these trading partners on products and services, or negative changes in any of these economies, may have an adverse impact on some or all of the economies in the region.
Additionally, changes in U.S. trade or foreign policies could have a significant negative effect on certain Latin American economies. For example, friction continues between the governments of the U.S. and Venezuela. The U.S. has imposed economic sanctions, which consist of asset freezes and sectoral sanctions, on certain Venezuelan individuals and Venezuelan corporate entities, and on the Venezuelan government. In January 2026, the U.S. government captured and took into custody Venezuelan head of state Nicolas Maduro. Further sanctions or military action, or even the threat thereof, may result in the decline of the value and liquidity of Venezuelan securities, and may have far-ranging impacts on Latin American markets. These factors, among others, could negatively affect a Fund’s investments.
Almost all of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Government profligacy and ill-conceived plans for modernization have exhausted these resources with little benefit accruing to the economy and most countries have been forced to restructure their loans or risk default on their debt
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obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect the stock market. Latin American economies that depend on foreign credit and loans could fall into recession because of tighter international credit supplies in a global economic crisis.
Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.
Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a Fund’s investments in Latin America generally or in specific countries participating in such trade agreements.
Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
Investments in Russia
Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries.
Over the past century, Russia has experienced political, social and economic turbulence and has endured decades of communist rule under which the property of tens of millions of its citizens was collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country’s economic reform initiatives have not been successful. In this environment, there is the risk that the Russian government will alter its political and economic policies in ways that would be detrimental to the interests of foreign investors.
Recently, the Russian government has asserted its regional geopolitical influence, including through military measures, which has increased tensions both with Russia’s neighbors and with other countries. Further possible actions by Russia could lead to greater adverse impact for the Russian economy.
Many of Russia’s businesses have failed to mobilize the available factors of production because the country’s privatization program virtually ensured the predominance of the old management teams that are largely non-market-oriented in their management approach. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, there is the risk that the Russian tax system will be enforced inconsistently or in an arbitrary manner or that exorbitant taxes will be imposed.
Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards that apply to companies operating in
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Russia, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Stocks of Russian companies also may experience greater price volatility than stocks of U.S. companies.
Settlement, clearing and registration of securities transactions in Russia are subject to additional risks because of the recent formation of the Russian securities market, the underdeveloped state of the banking and telecommunications systems, and the overall legal and regulatory framework. Prior to 2013, there was no central registration system for equity share registration in Russia, and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Such registrars were not necessarily subject to effective state supervision nor were they licensed with any governmental entity, thereby increasing the risk that a Fund could lose ownership of its securities through fraud, negligence, or even mere oversight. With the implementation of the National Settlement Depository (“NSD”) in Russia as a recognized central securities depository, title to Russian equities is now based on the records of the Depository and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss still might occur. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and/or issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss.
The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Over the long-term, Russia faces challenges including a shrinking workforce, high levels of corruption, difficulty in accessing capital for smaller, non-energy companies, and poor infrastructure in need of large investments.
Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is a risk that the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls would prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital. These risks may cause flight from the ruble into U.S. dollars and other currencies.
The United States and the European Union have in the past, and may in the future, impose sanctions on certain Russian entities and individuals and certain sectors of Russia’s economy, which may result in, among other things, the devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. The United States and other nations or international organizations may impose additional economic sanctions or take other actions that may adversely affect Russia-exposed issuers and companies in various sectors of the Russian economy, including, but not limited to, the financial services, energy, metals and mining, engineering, and defense and defense-related materials sectors. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a Fund to buy, sell, receive or deliver those securities and/or assets.
Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. In February 2022, Russia launched a large-scale invasion of Ukraine and has been the subject of economic sanctions imposed by countries throughout the world, including the United States. Any retaliatory actions by Russia may further impair the value and liquidity of a Fund’s portfolio and potentially disrupt its operations. Uncertainty as to future relations between Russia and the United States or the European Union may also cause a decline in the value of a Fund’s shares.
Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
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RISK MANAGEMENT
Each Fund may employ non-hedging risk management techniques. Risk management strategies are used to keep the Funds fully invested and to reduce the transaction costs associated with cash flows into and out of a Fund. The Funds use a wide variety of instruments and strategies for risk management, and the examples below are not meant to be exhaustive.
Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause a Fund to purchase futures on long term debt securities. Likewise, if the Adviser wishes to gain exposure to an instrument but does not wish to purchase the instrument it may use swaps and related instruments. Similarly, if the Adviser wishes to decrease exposure to fixed income securities or purchase equities, it could cause the Fund to sell futures on debt securities and purchase futures on a stock index. Such non-hedging risk management techniques involve leverage, and thus, present, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.
LIQUIDITY RISK MANAGEMENT PROGRAM
The Funds have adopted a Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Risk Management Rule”). Under the Program, the Funds limit Illiquid Investments that are assets to 15% of the Fund’s net assets (“Illiquid Limit”) and report to the Board and SEC within specified time periods of a Fund exceeding its 15% Illiquid Limit. For purposes of determining compliance with the Illiquid Limit, only Illiquid Investments that have positive values are used in the numerator, and Illiquid Investments with negative values should not be netted against Illiquid Investments with positive values. “Illiquid Investments” are defined as any investment the Fund reasonably expects cannot be sold or disposed of in current market conditions in 7 calendar days or less without the sale or disposition significantly changing the market value of the investment.
SPECIAL FACTORS AFFECTING CERTAIN FUNDS
In addition to the investment strategies and policies described above, certain Funds may employ other investment strategies and policies, or similar strategies and policies to a greater extent, and, therefore, may be subject to additional risks or similar risks to a greater extent. For instance, certain Funds which invest in certain state specific securities may be subject to special considerations regarding such investments.
RISK RELATED TO MANAGEMENT OF CERTAIN SIMILAR FUNDS
The name, investment objective and policies of certain Funds are similar to other funds advised by the Adviser or its affiliates. However, the investment results of a Fund may be higher or lower than, and there is no guarantee that the investment results of a Fund will be comparable to, any other of the funds.
Similar investment strategies to that of a Fund may be provided by the Adviser, or one or more of its affiliates, through other forms based on investor preferences and the needs of various distribution channels through which the strategies are available. In some, if not many, cases the strategies share the same or common names, and have identical or substantially similar investment strategies, are managed by identical or similar portfolio management teams at the Adviser, or one or more of its affiliates, or share various other attributes depending on the circumstances. For instance, the same or substantially similar strategies may be offered in the form of or through mutual funds, exchange traded products (including ETFs), collective investment trusts, 529 plans, institutional separately managed accounts, retail separately managed accounts, and model portfolios used by other investment professionals.
Despite any similarities, these offerings can have important differences that any investor should consider and discuss with their investment professionals. These differences can include, without limitation, differences in investment limitations, embedded fees and expenses, portfolio composition (including the number of securities), use of derivatives or leverage, use of fund assets to pay for distribution, administrative, or shareholder support services provided by investment professionals, investor eligibility, variations in share classes and related expenses, investor liquidity, differing level of involvement by other investment professionals in assisting or supporting investors, different risks (including risks related to portfolio diversification), different performance, different tracking against benchmarks or indices, different tax treatment and efficiency (which can be important to non-retirement plan investors), the extent
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to which an investor can impose investment restrictions, the extent to which fees and expenses are negotiable, the ability to hold stakes in non-publicly traded securities and securities traded on foreign exchanges, the frequency with which portfolio holdings are allocated and reallocated, the frequency with which transactions are effected, the frequency with which information on portfolio holdings is publicly available (and lags in such disclosure), and other differences which can be material.
To understand these differences and decide which offering is best suited for an investor, the investor should review the prospectus, offering document or brochure for the relevant offering and consult their investment professionals. Investment professionals providing advice or recommendations of these offerings are themselves responsible for undertaking appropriate due diligence, considering factors such as cost and complexity and evaluating any offering in relation to reasonably available alternatives under applicable law – all within the broader framework of an investor’s financial circumstances, needs and objectives.
DIVERSIFICATION
While certain Funds are classified as “non-diversified” funds under the 1940 Act, certain Funds may become diversified funds and as such intend to meet the diversification requirements of the 1940 Act. Please refer to the Funds’ Prospectus for information about whether a Fund is a diversified or non-diversified Fund. Current 1940 Act diversification requirements require that with respect to 75% of the assets of a Fund, the Fund may not invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, except cash or cash items, obligations of the U.S. government, its agencies and instrumentalities, and securities of other investment companies. As for the other 25% of a Fund’s assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer be unable to make interest or principal payments or should the market value of such securities decline.
Certain other Funds are registered as non-diversified investment companies. A Fund is considered “non-diversified” if a relatively high percentage of the Fund’s assets may be invested in the securities of a single issuer or a limited number of issuers, primarily within the same economic sector. A non-diversified Fund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company.
Regardless of whether a Fund is diversified under the 1940 Act, all of the Funds will comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. See “Distributions and Tax Matters.”
DISTRIBUTIONS AND TAX MATTERS
The following discussion is a summary of some of the important U.S. federal (and, where noted, state) income tax consequences affecting each Fund and its shareholders.
There may be other tax considerations applicable to particular shareholders. Unless otherwise stated, the following discussion applies only to an owner of shares that: (i) is treated as the beneficial owner of such shares for U.S. federal income tax purposes; (ii) holds such shares as capital assets; and (iii) is a U.S. person for U.S. federal income tax purposes (a “U.S. Shareholder”).
If an entity that is classified as a partnership for U.S. federal income tax purposes holds shares, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships holding shares and partners in such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of holding and disposing of the shares to them.
This section is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. The following tax discussion is very general; therefore, prospective investors are urged to consult their tax advisors about the impact an investment in a Fund may have on their own tax situations and the possible application of foreign, state and local tax laws.
Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gain, net income and operating expenses therefore will be determined separately for each Fund.
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Special tax rules apply to investments held through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans.
Qualification as a Regulated Investment Company
Each Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:
(a)
derive at least 90% of its gross income for each taxable year from: (i) dividends, interest, payments with respect to certain securities loans, gain from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gain from options, swaps, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”) (such income described in (i) or (ii), “qualifying income”);
(b)
diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the Fund’s total assets is invested: (x) in the securities (other than cash or cash items, or securities issued by the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses; or (y) in the securities of one or more QPTPs; and
(c)
distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid — generally, taxable ordinary income and any excess of net short-term capital gain over net long-term capital loss) and net tax-exempt interest income, for such taxable year.
In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a QPTP will be treated as qualifying income. A QPTP is defined as a partnership: (y) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof; and (z) less than 90% of the gross income of which for any taxable year constitutes qualifying income described in (a)(i) above. As discussed above, although income from a QPTP is qualifying income, investments in QPTPs generally cannot exceed 25% of the value of the Fund’s total assets as of the end of any quarter of the Fund’s taxable year. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP. Specifically, a RIC may not use passive activity gain generated by one QPTP to offset passive activity losses generated by any other QPTP.
Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the 90% qualifying income test. However, the Treasury Department has the authority to issue regulations (possibly with retroactive effect) excluding from the definition of “qualifying income” a RIC’s foreign currency gains to the extent that such income is not directly related to the RIC’s principal business of investing in stock or securities.
If a Fund qualifies for a taxable year as a RIC, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below), provided that the Fund distributes with respect to such taxable year at least the sum of: (i) 90% of its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid — generally, taxable ordinary income and any excess of net short-term capital gain over net long-term capital loss); and (ii) 90% of its net tax-exempt interest income, for such taxable year. If a Fund were to fail to qualify as a RIC or to satisfy this distribution requirement for any taxable year, the Fund would be subject to taxation on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gain, would be treated as dividend income to its shareholders. Under certain circumstances, such distributions would be eligible for the dividends-received deduction in the case of corporate shareholders, and for treatment as “qualified dividend income” in the case of individual shareholders. In
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addition, the Fund could be required to recognize unrealized gain, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a RIC. If a Fund fails to satisfy the income test or asset diversification test described above, however, it may be able to avoid losing its status as a RIC by timely curing such failure, paying a tax and/or providing notice of such failure to the IRS.
Each Fund: (i) intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and net tax-exempt interest income; and (ii) intends to distribute its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss). Investment company taxable income and net capital gain that is retained by a Fund will be subject to tax at regular corporate rates. However, if a Fund retains any net capital gain, it may designate the retained amount as undistributed capital gain in a notice to its shareholders. In that event, shareholders: (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their respective shares of the undistributed gain; and (ii) will be entitled to credit their respective shares of the tax paid by the Fund on such undistributed gain against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder in respect of such undistributed gain.
In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a Fund may elect to treat: (i) part or all of any post-October capital loss (defined as its net capital loss or, if there is no such loss, its net long-term capital loss or net short-term capital loss, in each case, attributable to the portion of the taxable year after October 31); and (ii) its late-year ordinary loss (generally, (A) net ordinary loss from the sale, exchange or other taxable disposition of property attributable to the portion of the taxable year after October 31 plus (B) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.
Excise Tax on Regulated Investment Companies
If a Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary taxable income (taking into account certain deferrals and elections) for such year and 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects), plus any retained ordinary taxable income and capital gain net income from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of determining whether a Fund has met this distribution requirement: (i) certain ordinary gains and losses that would otherwise be taken into account for the portion of the calendar year after October 31 will be treated as arising on January 1 of the following calendar year; and (ii) the Fund will be deemed to have distributed any income or gains on which it has paid U.S. federal income tax. The Funds intend to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the excise tax amount is deemed by a Fund to be de minimis). If a Fund has a taxable year that begins in one calendar year and ends in the next calendar year, the Fund will be required to make this excise tax distribution during its taxable year. There is a risk that a Fund would recognize income prior to making this excise tax distribution and would recognize losses after making this distribution. As a result, all or a portion of an excise tax distribution could be treated as a return of capital, as discussed below.
Fund Distributions
The Funds anticipate distributing substantially all of their net investment income and net tax-exempt interest income for each taxable year. Distributions made out of a Fund’s current or accumulated earnings and profits will be taxable to shareholders, even if they are paid from income or gain earned by the Fund before a shareholder’s investment (and thus represent economically a return of a particular shareholder’s investment). Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either: (i) unrealized; or (ii) realized but not distributed. Distributions are also taxable regardless of whether shareholders receive them in cash or reinvest them in additional shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the amount of cash that the shareholder would have received if such shareholder had elected to receive the distribution in cash. An exempt-interest distribution from a Fund will not, however, be subject to regular U.S. federal income tax. See “Exempt-Interest Dividends” below.
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For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Distributions of net capital gain from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gain. Taxes on distributions of capital gain are determined by how long a Fund owned the investment that generated the gain, rather than how long a shareholder may have owned shares in the Fund. Distributions of capital gain generally are made after applying any available capital loss carryovers. The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. A distribution of gain from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions attributable to gain from the sale of QPTPs that is characterized as ordinary income under applicable provisions of the Code will be taxable as ordinary income.
Distributions of investment income designated by a Fund as derived from “qualified dividend income” may be taxed in the hands of a non-corporate shareholder at the rates applicable to long-term capital gain. In order for some of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet certain holding-period and other requirements with respect to certain dividend-paying stocks in its portfolio, and the shareholder must meet certain holding-period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level): (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date); (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; (iii) if the recipient elects to have the dividend income treated as investment interest for purposes of the limitation on deductibility of investment interest; or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (unless such stock is readily tradable on an established securities market in the United States) or (b) treated as a PFIC (as defined below) in the current or preceding year.
In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a non-corporate taxable shareholder so long as the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the qualified dividend income received by each Fund during any taxable year is equal to or greater than 95% of its “gross income,” then 100% of the Fund’s dividends (other than dividends that are properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.
A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Funds will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.
The ultimate tax characterization of the distributions that a Fund makes during any taxable year cannot be determined until after the end of the taxable year. As a result, it is possible that a Fund will make total distributions during a taxable year in an amount that exceeds its current and accumulated earnings and profits. If a Fund makes a distribution to its shareholders in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution to each shareholder will be treated as a return of capital to the extent of such shareholder’s basis (for tax purposes) in its shares, and any distribution in excess of basis will be treated as gain from a disposition of the shares. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares.
Dividends of net investment income received by corporate shareholders (other than shareholders that are S corporations) of a Fund will qualify for the 50% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) to the extent that the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if the dividend has been received with respect to any share of stock that the Fund has held for fewer than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend
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(or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. The dividends-received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the relevant Fund. Any distributions received by a Fund from non-U.S. corporations or REITs will not qualify for the corporate dividends-received deduction. Any distributions received by a Fund from a RIC will not qualify for the corporate dividends-received deduction unless the distributions from such underlying RIC would themselves qualify for the corporate dividends-received deduction if the rules discussed above were applied to such underlying RIC.
An additional 3.8% Medicare tax is imposed on certain net investment income of U.S. shareholders that are individuals, estates or trusts. For this purpose, net investment income includes ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares, but excluding any exempt-interest dividends received from a Fund. For each taxable year, this tax is imposed on the lesser of: (i) such person’s net investment income; and (ii) the excess of such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) over applicable threshold amount.
Sale or Redemption of Shares
The redemption or other disposition of Fund shares may give rise to a gain or loss. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of Capital Gain Dividends received on (or undistributed capital gains credited with respect to) such shares. Additionally, any loss realized upon the sale of Fund shares with a tax holding period of six months or less will be disallowed to the extent of any distributions treated as exempt-interest dividends with respect to such shares. Under the “wash sale” rules, all or a portion of any loss realized upon a taxable disposition of Fund shares will also be disallowed if other shares of such Fund are purchased within 30 days before or after the disposition, including through the Fund’s dividend reinvestment program. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.
Fund Investments
Certain investments of the Funds, including transactions in options, swaptions, futures, forward contracts, straddles, swaps, short sales, foreign currencies, inflation-linked securities and foreign securities, will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules). In a given case, these rules may accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities, convert long-term capital gain into short-term capital gain, convert short-term capital loss into long-term capital loss or otherwise affect the character of a Fund’s income and losses. These rules could therefore affect the amount, timing and character of distributions to shareholders and cause differences between a Fund’s book income and its taxable income. If a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. The Fund may have to borrow, or sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold, to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell securities or borrow money at such time. Such sale may result in a taxable gain or loss.
A Fund’s participation in loans of securities may affect the amount, timing and character of distributions to shareholders. With respect to any security subject to a securities loan: (i) any amounts received by the Fund in place of dividends earned on the security during the period in which such security was not directly held by the Fund will not give rise to qualified dividend income or a dividends-received deduction; and (ii) if any withholding taxes accrued on dividends during the period in which such security was not directly held by the Fund are taken into account in determining the amount of payments made to the Fund in respect of the securities loan, such withholding taxes will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in “Foreign Taxes” below.
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Certain debt securities that may be purchased by a Fund (such as zero-coupon bonds and payment-in-kind securities) are sold at an original issue discount and thus do not make periodic cash interest payments or make periodic cash interest payments in amounts less than the economic accruals of interest. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security even though payment of that amount is not received until a later time, usually when the debt security matures. Under these rules, a security of this type will give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no (or a lesser amount of) cash on the security during the year. A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be treated as original issue discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase therein, until maturity.
Certain debt securities that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of (including repayment at maturity in the case of a debt security with a single principal payment at maturity), and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or partial principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.
A Fund may invest to a significant extent in debt obligations that are in the lowest rated categories (or are unrated), including debt obligations of issuers that are not currently paying interest or that are in default. Investments in debt obligations that are at risk of being in default (or are presently in default) present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by each Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income taxation.
Transactions of a Fund in foreign currencies, foreign currency denominated debt securities and certain foreign currency options, futures and forward contracts (and similar instruments) may accelerate income recognition and result in ordinary income or loss to the Fund for federal income tax purposes which will be taxable to the shareholders as such when it is distributed to them.
Special tax considerations apply if a Fund invests in investment companies that are treated as partnerships for federal income tax purposes. In general, the Fund will not recognize income earned by such an investment company until the close of the investment company’s taxable year, but the Fund will recognize such income as it is earned by the investment company for purposes of determining whether the Fund is subject to the 4% excise tax. Therefore, if the Fund and such an investment company have different taxable years, the Fund may be compelled to make distributions in excess of the income recognized from the investment company for income tax purposes in order to avoid the imposition of the 4% excise tax. A Fund’s receipt of a non-liquidating cash distribution from an investment company that is treated as a partnership generally will result in recognized gain to the extent that the amount of the distribution exceeds the Fund’s adjusted basis in shares of such investment company before the distribution. A Fund that receives a liquidating cash distribution from an investment company that is treated as a partnership will recognize capital gain or loss to the extent of the difference between the proceeds received by the Fund and the Fund’s adjusted tax basis in shares of such investment company; however, the Fund will recognize ordinary income, rather than capital gain, to the extent that the Fund’s allocable share of “unrealized receivables” (including any accrued but untaxed market discount) exceeds the shareholder’s share of the basis in those unrealized receivables.
Some amounts received by each Fund with respect to its investments in certain QPTPs will likely be treated as a return of capital because of accelerated deductions available with respect to the activities of such QPTPs. On the disposition of an investment in such a QPTP, the Fund may realize taxable income in excess of economic gain with respect to that asset (or, if the Fund does not dispose of the QPTP, the Fund may realize taxable income in excess of cash flow with respect to the QPTP in a later period), and the Fund must take such income into account in determining whether it has satisfied its distribution requirements.
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A Fund may invest in REITs. Such investments in REIT equity securities may require a Fund to accrue and distribute income for which the corresponding cash has not yet been received. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, the distribution of such amounts could cause a portion of the Fund’s distributions for the taxable year to constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.
A Fund might invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006, the portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will generally be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly.
In general, excess inclusion income allocated to shareholders: (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity to which excess inclusion income is allocated to file a tax return and pay tax on such income, even though the entity otherwise might not be required to file a tax return. If the Fund allocates any excess inclusion income to a shareholder that is a “disqualified organization,” as defined for this purpose, the Fund will be subject to tax, at the highest federal corporate income tax rate, on the excess inclusion income so allocated. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable “disqualified organization” and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.
Special tax consequences apply to charitable remainder trusts, as defined in Section 664 of the Code (“CRTs”), that invest in RICs that directly or indirectly hold residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, a CRT that realizes UBTI for a taxable year must pay an excise tax in an amount equal to such UBTI. IRS guidance issued in October 2006 provides that a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes excess inclusion income, but rather, will be treated as a “disqualified organization” for purposes of the imposition of the Fund-level tax described above. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.
If a Fund invests in a passive foreign investment company (a “PFIC”), certain special tax consequences may apply. A PFIC is any foreign corporation of which: (i) 75% or more of the gross income for the taxable year is passive income; or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose includes dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions, including commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. Unless it makes a QEF (as defined below) election or mark-to-market election with respect to the PFIC, as described below, a Fund’s investments in a PFIC could subject the Fund to a U.S. federal income tax (plus an interest charge) on certain distributions received from the PFIC or on gain from the disposition of shares in the PFIC. The Fund cannot eliminate this tax by making distributions to Fund shareholders.
If a Fund is in a position to treat a PFIC as a “qualified electing fund” (“QEF”), the Fund will be required to include in its gross income its share of the PFIC’s ordinary earnings and net capital gain annually, regardless of whether it receives any distributions from the PFIC. Alternately, subject to certain limitations, a Fund may make an election to mark-to-market its interest in the PFIC annually, and thus to take into account the economic gains (and, to a limited extent, losses) in such investment as though it had sold and repurchased its interest in the PFIC on the last day of the Fund’s taxable year. Such gain and loss are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the Fund to avoid taxation. Generally, a Fund that invests indirectly in PFICs by virtue of the Fund’s investment in other investment companies that qualify as “U.S. persons” within the meaning of
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the Code may not make a QEF election or a mark-to-market election with respect to the underlying PFICs; rather, such underlying investment companies investing directly in the PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”
A Fund may have wholly owned subsidiaries organized under the laws of the Cayman Islands (such as the Subsidiary or Multi-Strategy Subsidiaries), which are classified as corporations for U.S. federal income tax purposes (each, a “Cayman Subsidiary”). In that case, the Fund would invest a portion of its assets in its Cayman Subsidiary. A foreign corporation, such as a Cayman Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that each Cayman Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor provided under Section 864(b)(2) of the Code under which the Cayman Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of a Cayman Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Cayman Subsidiary may constitute a U.S. trade or business, in which case, the Cayman Subsidiary would be subject to U.S. federal income tax and, under certain circumstances, U.S. branch profits tax, in respect of its net income that was “effectively connected” with such activities.
In general, a foreign corporation, such as a Cayman Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30% (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with its conduct of a U.S. trade or business. There is presently no tax treaty in force between the United States and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that a Cayman Subsidiary will derive meaningful income subject to such withholding tax.
Each Cayman Subsidiary will be treated as a controlled foreign corporation (“CFC”), and the Fund investing in its Cayman Subsidiary will be treated as a “U.S. shareholder” of that Cayman Subsidiary. As a result, it is generally expected that a Fund will be required to include in gross income for U.S. federal income tax purposes all of its Cayman Subsidiary’s income for each taxable year, whether or not such income is distributed by the Cayman Subsidiary. A Fund’s recognition of its Cayman Subsidiary’s income will increase the Fund’s tax basis in the Cayman Subsidiary’s stock. Distributions by the Cayman Subsidiary to a Fund will be tax-free and will correspondingly reduce the Fund’s tax basis in the Cayman Subsidiary’s stock to the extent of the Cayman Subsidiary’s income that was previously included in income by the Fund. These income inclusions will constitute ordinary income, regardless of the character of the Cayman Subsidiary’s underlying income. Although each Fund generally expects to take the position that such income inclusions constitute qualifying income for purposes of the RIC income test, there can be no assurance in this regard. If a net loss is realized by the Cayman Subsidiary, such loss is not available to offset the income earned by a Fund and such loss cannot be carried forward to offset taxable income of a Fund or the Cayman Subsidiary in future periods.
The ability of a Fund to invest directly in commodities, and in certain commodity-related securities and other instruments, is subject to significant limitations in order to enable a Fund to maintain its status as a RIC under the Code.
Investment in Other Funds
If a Fund invests in shares of other mutual funds, ETFs or other companies that are taxable as RICs or in shares of REITs (collectively, “underlying funds”), its distributable income and gains will normally consist, in part, of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. If an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds), but the losses may result in a decrease in the value of the shares of the underlying fund, which would cause the Fund to recognize a loss upon the disposition of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction and may be disallowed. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gain realized by an underlying fund).
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In addition, in certain circumstances, the “wash sale” rules may apply to a Fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of a security are sold by the Fund at a loss and the Fund acquires substantially identical shares (among other things) 30 days before or after the date of the sale. The wash sale rules could defer losses in the Fund’s hands on sales of underlying fund shares for extended (and, in certain cases, potentially indefinite) periods of time.
As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gain that each Fund will be required to distribute to shareholders may be greater than what such amounts would have been had the Fund directly invested in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest and eligibility for dividends-received deduction) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.
If a Fund receives dividends from an underlying fund that qualifies as a RIC, and the underlying fund designates such dividends as “qualified dividend income,” then the Fund will be permitted in turn to designate a portion of its distributions as “qualified dividend income,” provided the Fund meets holding period and other requirements with respect to shares of the underlying fund.
Depending on a Fund’s percentage ownership in an underlying fund before and after a redemption, a redemption of shares of an underlying fund (other than shares of a “publicly offered” RIC) by a Fund may cause the Fund to be treated as receiving a dividend distribution under Section 301 of the Code equal to the full amount of the redemption proceeds (or, if less, its shares of the current and accumulated earnings and profits of the underlying fund). In general, any such dividend would be treated as ordinary income. Moreover, a redemption of shares of an underlying fund (other than shares of a “publicly offered” RIC) by a shareholder other than a Fund could under certain circumstances cause the Fund to be treated as receiving a dividend distribution from the underlying fund. These rules could cause shareholders of the Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying funds directly or if the Fund had invested directly in the securities held by the underlying fund.
If a Fund receives a dividend from a REIT (other than a capital gain dividend, as defined in the Code, or a dividend that constitutes qualified dividend income), the Fund may distribute a “Section 199A dividend” in an amount equal to the REIT dividend, reduced by deductions of the Fund that are properly allocable to the REIT dividend. A non-corporate shareholder may claim a deduction equal to 20% of any Section 199A dividends received from the Fund, provided that the shareholder satisfies applicable holding period requirements with respect to his or her Fund shares and subject to certain other limitations.
Backup Withholding
A shareholder that is a non-exempt recipient may be subject to backup withholding on distributions from a Fund if it fails to properly provide a correct taxpayer identification number (“TIN”), it has under-reported dividend or interest income or it fails to certify that it is not subject to backup withholding. The backup withholding rules may apply even if the distribution is properly designated as an exempt-interest dividend. In addition, under comparable circumstances, proceeds from a shareholder’s sale of shares to a person other than the Fund may be subject to backup withholding. The backup withholding tax rate is 24%. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the shareholder’s U.S. federal income tax liability and may entitle the shareholder to a refund, provided that the required information is furnished to the IRS on a timely basis.
Foreign Taxes
A Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% by value of a Fund’s assets at the end of a taxable year consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata shares of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, as well as the portion of any dividend paid by the Fund that constitutes foreign-source income derived by the Fund. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code and the Treasury regulations issued thereunder, as a result of which a shareholder may not get a full credit or deduction for the amount of such
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taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) for at least 16 days during the 31-day period surrounding, and including, the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Moreover, regulations may limit the creditability of withholding taxes imposed by certain jurisdictions that would generally have been creditable prior to the promulgation of these regulations.
If a Fund does not make the above election or if more than 50% of its assets at the end of a taxable year do not consist of securities of foreign corporations, the Fund’s net income will be reduced by the foreign taxes paid or withheld. In such cases, shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes.
The foregoing is only a general description of the treatment of foreign-source income and foreign taxes under the U.S. federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.
Exempt-Interest Dividends
Some of the Funds intend to qualify to pay exempt-interest dividends to their respective shareholders. In order for a Fund to qualify to pay exempt-interest dividends, at least 50% of the value of the Fund’s total assets must consist of tax-exempt municipal bonds at the close of each quarter of the Fund’s taxable year. An exempt-interest dividend is that part of a dividend that is properly reported as an exempt-interest dividend and that consists of interest received by a Fund on such tax-exempt securities. Shareholders of Funds that pay exempt-interest dividends will not incur any regular federal income tax on the amount of exempt-interest dividends received by them from a Fund, but an investment in such a Fund may result in liability for federal alternative minimum taxation and for state and local taxes.
Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of a Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder from that Fund. Any loss incurred on the sale or redemption of a Fund’s shares held for six months or less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.
Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of non-corporate shareholders.
The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. Shareholders that receive social security or railroad retirement benefits should consult their tax advisors to determine what effect, if any, an investment in a Fund may have on the federal taxation of their benefits.
From time to time, legislation may be introduced that would change the tax treatment of exempt-interest dividends. Such legislation may have the effect of raising the state or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisors for the current federal, state and local law on exempt-interest dividends.
State and Local Tax Matters
Depending on the residence of shareholders for tax purposes, distributions may be subject to state and local taxation. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and Capital Gain Dividends from RICs may differ from the rules of U.S. federal income tax in many respects. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Funds.
Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund’s investment in certain types of U.S. government securities should be free from state and local income taxation to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless a Fund holds at least a
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required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund’s investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. If a Fund invests to a substantial degree in U.S. government securities that are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.
Tax Shelter Reporting Regulations
If a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Non-U.S. Shareholders
Shares of the Funds have not been registered for sale outside of the United States. This SAI is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.
For purposes of this discussion, a “Non-U.S. Shareholder” is a person that, for U.S. federal income tax purposes, is a beneficial owner of shares of a Fund that is not a U.S. Shareholder or an entity that is treated as a partnership for U.S. federal income tax purposes. The discussion below does not apply to a Non-U.S. Shareholder who is a nonresident alien individual and is present in the United States for 183 days or more during any taxable year, who is a former citizen or former resident of the United States or that is an entity that has expatriated from the United States. Such Non-U.S. Shareholders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Funds. The U.S. federal income taxation of a Non-U.S. Shareholder depends on whether the income that the Non-U.S. Shareholder derives from the Funds is “effectively connected” with a trade or business that the Non-U.S. Shareholder conducts in the United States (and, if required by an applicable tax treaty, is attributable to a U.S. permanent establishment maintained by the Non-U.S. Shareholder).
In general, if the income that a Non-U.S. Shareholder derives from a Fund is not “effectively connected” with a U.S. trade or business conducted by such Non-U.S. Shareholder (or, if an applicable tax treaty so provides, the Non-U.S. Shareholder does not maintain a permanent establishment in the United States), dividends other than Capital Gain Dividends and exempt-interest dividends paid by such Fund to the Non-U.S. Shareholder will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are attributable to income or gains (such as foreign-source dividend and interest income) that, if paid to a Non-U.S. Shareholder directly, would not be subject to withholding. In addition, because the Code provides that excess inclusion income is ineligible for treaty benefits, a RIC must withhold tax on excess inclusions attributable to its foreign shareholders at a 30% rate of withholding, regardless of any treaty benefits for which a shareholder is otherwise eligible. However, provided that certain requirements are satisfied, the Fund will not be required to withhold any amounts: (i) with respect to distributions made out of U.S.-source interest income that would have been exempt from U.S. federal tax if recognized directly by a Non-U.S. Shareholder, if such distributions are properly reported by the Fund (“interest-related dividends”); or (ii) with respect to distributions of the excess of net short-term capital gains over net long-term capital losses if such distributions are properly reported by the Fund (“short-term capital gain dividends”).
Depending on the circumstances, a Fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.
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A Non-U.S. Shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the redemption or other disposition of shares of a Fund or on Capital Gain Dividends unless: (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such Non-U.S. Shareholder within the United States (and, if an applicable treaty so provides, the Non-U.S. Shareholder maintains a permanent establishment in the United States); or (ii) the Fund shares constitute “U.S. real property interests” (“USRPIs”), or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below. In addition, a Non-U.S. Shareholder is not, in general, subject to U.S. federal income tax on exempt-interest dividends.
Special rules apply to distributions to Non-U.S. Shareholders from a Fund that either is a “United States real property holding corporation” (a “USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Additionally, special rules apply to the redemption or other disposition of shares in a Fund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and certain other assets. USRPIs are broadly defined and generally include an equity interest in a USRPHC. A Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC.
In the case of a Fund that is a USRPHC or would be a USRPHC but for certain exceptions from the definition of USRPI, distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as from the disposition of a USRPI in its hands will retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders. If the Non-U.S. Shareholder holds more than a 5% interest in the Fund at any time during the one-year period ending on the date of the distribution, such distributions will be treated as gains “effectively connected” with the conduct of a U.S. trade or business, and will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Moreover, Non-U.S. Shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized, and the Fund will be required to withhold 21% of the amount of any such distribution. Any such amount withheld will be allowed as a credit against the Non-U.S. Shareholder’s U.S. federal income tax liability and, to the extent the amount withheld exceeds such tax liability, may entitle the Non-U.S. Shareholder to a refund, provided that the required information is furnished to the IRS on a timely basis. In the case of all other Non-U.S. Shareholders (i.e., those whose interest in the Fund did not exceed 5% at any time during the one-year period ending on the date of the distribution), the gain from the disposition of USRPIs will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a short-term capital gain dividend or a Capital Gain Dividend), and the Fund will be required to withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such Non-U.S. Shareholder. Non-U.S. Shareholders of a Fund are also subject to “wash sale” rules to prevent the avoidance of the tax filing and tax payment obligations discussed above through the sale and repurchase of Fund shares.
If a Fund that is a USRPHC is not “domestically controlled,” the Fund will be required to withhold 15% of any redemption proceeds distributed to a greater-than-5% Non-U.S. Shareholder, and that Non-U.S. Shareholder must file a U.S. income tax return for the year of the redemption of its shares in the Fund and pay any additional tax due on the gain. Any such amount withheld will be allowed as a credit against the Non-U.S. Shareholder’s U.S. federal income tax liability and, to the extent the amount withheld exceeds such tax liability, may entitle the Non-U.S. Shareholder to a refund, provided that the required information is furnished to the IRS on a timely basis. Generally, however, no tax is imposed on Non-U.S. Shareholders with respect to gain recognized, and no withholding is required with respect to amounts paid on a redemption of shares of a Fund, if the Fund is a “domestically controlled” USRPHC, as defined for this purpose.
If the income from a Fund is “effectively connected” with a U.S. trade or business carried on by a Non-U.S. Shareholder (and, if required by an applicable tax treaty, is attributable to a U.S. permanent establishment maintained by the Non-U.S. Shareholder), any distributions of “investment company taxable income,” any Capital Gain Dividends, any amounts retained by a Fund that are designated as undistributed capital gains and any gains realized by the Non-U.S. Shareholder upon the redemption or other disposition or exchange of shares will be subject to U.S. federal income tax, on a net income basis, at the rates applicable to U.S. persons. A Non-U.S. Shareholder that is a corporation may also be subject to the U.S. branch profits tax.
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Information returns will be filed with the IRS in connection with certain payments on the shares and may be filed in connection with the payments of the proceeds from a redemption or other disposition of shares. A Non-U.S. Shareholder may be subject to backup withholding on distributions or on the proceeds from a redemption or other disposition of shares if such Non-U.S. Shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the Non-U.S. Shareholder’s U.S. federal income tax liability, if any, and may entitle the Non-U.S. Shareholder to a refund, provided that the required information is furnished to the IRS on a timely basis.
In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Non-U.S. Shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an applicable IRS Form W-8 or substitute form). Non-U.S. Shareholders should consult their tax advisors in this regard.
A Non-U.S. Shareholder may under certain circumstances be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above. Non-U.S. Shareholders in a Fund should consult their tax advisors with respect to the potential application of the above rules.
Under the provisions of the Code referred to as “FATCA,” a Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends to certain non-U.S. entities that fail to comply (or be deemed compliant) with requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Under proposed regulations which state that taxpayers may rely on the proposed regulations until final regulations are issued, this withholding tax will not apply to Capital Gain Dividends or the gross proceeds from the sale or other disposition of shares. Non-U.S. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required under FATCA.
General Considerations
The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of a Fund, as well as the effects of state, local and non-U.S. tax law and any proposed tax law changes.
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TRUSTEES
The names of the Trustees of the Trust, together with information regarding their year of birth, the year each Trustee first became a Board member of the Trust, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.
Name (Year of Birth; Term of Office, and Length of Time Served)(1)	Principal Occupation(s) During Past 5 Years (or longer)	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held During the Past 5 Years
Independent Trustees
Lisa M. Borders (1957); Trustee since inception; Lead Independent trustee since 2026	Consultant, LMB Group (management consulting) (February 2019-present); President and Chief Executive Officer, TIME’S UP (social welfare) (October 2018-February 2019); President, Women’s National Basketball Association (March 2016-October 2018); Vice President, The Coca-Cola Company (2013-2016).	12
Chair, Georgia Trust for
Local News (2023-
2025); Vice Chair,
National Trust for Local
News (2023-2025);
Director, Operation
Hope (2015-2016; 2020-
2024); Director, Grady
Health System (Chair,
Quality Committee
2014-2017); Chair,
Borders Commission,
United States Olympic
and Paralympic
Committee; Trustee,
Duke University; Chair,
The Coca-Cola
Foundation.

Kevin Klingert(1962); Trustee since 2022	President, Russell Investments Group, Ltd. (April 2021- October 2022); Senior Advisor, Morgan Stanley Investment Management Inc. (2016-2017); Managing Director, Morgan Stanley Investment Management Inc. (2007-2016).	12
Director, Russell
Investment Management,
LLC, Russell
Investments Capital,
LLC, Russell
Investments Delaware,
LLC, Russell
Investments
Implementation
Services, LLC, Russell
Investments Fund
Management, LLC,
Russell Investments
International Services
Company, LLC, Russell
Investments PMF 2019
GP, LLC, Russell
Investments Trust
Company, Russell
Investments
Implementation Services
Limited, Russell
Investments Systems
Limited (April 2021-
October 2022).

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Name (Year of Birth; Term of Office, and Length of Time Served)(1)	Principal Occupation(s) During Past 5 Years (or longer)	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held During the Past 5 Years
Neil Medugno (1957); Trustee since inception	Partner, Wellington Management Company LLP, Chief Financial Officer, Wellington Funds Group (investment management) (1994- 2017).	12	Independent Trustee, James Alpha Funds Trust d/b/a Easterly Funds Trust (2021-present).
Lauren K. Stack (1963); Trustee since inception	Chief Operating Officer and Board Member, HyperSpectral Corp. (Advanced Technology) (2020-present).	12	Director, HyperSpectral Corp. (2020-present); Board Chair, Invest529 (2022-2023); Independent Trustee, Invest529 (2019-2023).
Interested Trustees
Mary E. Savino (1962); Chairman since inception	Managing Director, J.P. Morgan Securities LLC, Asset & Wealth Management division, President of J.P. Morgan Wealth Management Solutions Inc. (2024-present); J.P. Morgan Private Investments Inc. Investment Advisory Business (2016- present); Global Head of Portfolio Management Group (2013-2016); Global Head of Client Portfolio Management for Global Access Funds (2009-2013); various other positions including Head of US Mutual Funds since joining the firm in 1988.	12
Director & Chair of
Board, J.P. Morgan
Wealth Management
Solutions Inc.; Director,
J.P. Morgan Private
Investments Inc.;
Director, Six Circles
Multi-Strategy Sub-Fund
I Ltd. (2024-2026);
Director, Six Circles
Multi-Strategy Sub-Fund
II Ltd. (2024-2026);
Director, Six Circles
Credit Opportunities
Fund (Cayman) Ltd.
(2023-2026)

(1)
Trustees serve for an indefinite term.
(2)
A Fund Complex means two or more registered investment companies that: (i) hold themselves out to investors as related companies for purposes of investment and investor services; or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The Fund Complex for which the Board serves currently includes three registered investment companies (12 Funds).
The Trustees serve for an indefinite term. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trust.
Qualifications of Trustees
The Trust has concluded that each of the Trustees should serve on the Board because of the Trustee’s ability to review and understand information about the Fund provided to the Trustee by management, to identify and request other information the Trustee may deem relevant to the performance of the Trustee’s duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Trust’s shareholders.
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In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. Moreover, references to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, and do not constitute holding out of the Board or any Trustee as having any special expertise or experience.
In reaching its conclusion that each Trustee should serve as a Trustee of the Trust, the Board also considered the following additional specific qualifications, contributions and experience of the following Trustees:
Lisa Borders. Ms. Borders has significant experience in corporate strategy, operations and finance in the public, private and non-profit sectors, having served as Chief Executive Officer of TIME’s UP; President of the Women’s National Basketball Association; Vice President of Global Community Affairs of the Coca-Cola Company; as President of the fundraising arm of a large public hospital, and in municipal government as the Vice Mayor and City Council President of Atlanta. Ms. Borders also has extensive fiduciary and governance experience serving as Trustee and Executive Committee member at Duke University; Chair of the Borders Commission of the United States Olympic and Paralympic Committee; Chair of the Coca-Cola Foundation; as well as various other directorships across the public, private and non-profit sectors.
Kevin Klingert. Mr. Klingert has significant investment management and executive leadership experience in financial services companies. Mr. Klingert previously served as President of Russell Investments Group, Ltd., Senior Advisor and Managing Director at Morgan Stanley Investment Management Inc., and has over 30 years of portfolio management experience at several large financial services firms.
Neil Medugno. Mr. Medugno has extensive experience in financial reporting, fund accounting and fund governance. Mr. Medugno most recently served as Partner of Wellington Management Company, LLP and Chief Financial Officer of Wellington Funds Group, which involved oversight of over 400 funds and over $100 billion of assets under management. In this capacity, Mr. Medugno was also a member of several key firm governance committees. Prior to his roles at Wellington, Mr. Medugno worked in the audit practice of Coopers & Lybrand (now PricewaterhouseCoopers LLP), with a focus on financial services, including investment management. Mr. Medugno has been determined to qualify as an Audit Committee Financial Expert for the Trust. The Board believes Mr. Medugno’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of the other Trustees, lead to the conclusion that he possesses the requisite skills and attributes to carry out oversight responsibilities as Audit Committee Financial Expert for the Trust.
Lauren Stack. Ms. Stack is a current independent trustee, successful entrepreneur and seasoned executive with a proven track record of leading organizations through all aspects of corporate governance, strategy development, growth, restructure, and transition, as well as building and developing teams and talent. Her career has included significant experiences in board governance, company inception, day-to-day operations, negotiations, business development, transition, turn-around, and merger and acquisition. She is currently Chief Operating Officer and Board Member of HyperSpectral Corp., an advanced technology firm focused on AI applications to critical data. Ms. Stack’s board experience includes serving in multiple roles at Invest529, the largest 529 college savings plan in the U.S. including Board Chair and Chair of Governance and Compensation Committees and in board leadership roles at multiple non-profit organizations.
Mary Savino. Ms. Savino has over 30 years of experience in financial services and extensive experience with registered investment companies. She began her career in mutual funds at Morgan Stanley, where she held several positions in the mutual fund group formerly known as The Pierpont Funds until the team was acquired by Morgan Guaranty Trust Company in 1988. After joining J.P. Morgan, Ms. Savino held various roles of increasing responsibility within the Asset & Wealth Management business, including Head of US Mutual Funds. Ms. Savino is currently President & Chair of the Board of J.P. Morgan Wealth Management Solutions Inc., where she provides strategic guidance and oversight of its investment adviser activities. Prior to her current role she served as the Head of Investment Advisory for J.P. Morgan Private Investments Inc. (2016 and 2024). Between 2009 and 2016, she served as Global Head of the Portfolio Management Group and Global Head of Client Portfolio Management for the Global Access Funds. Ms. Savino has extensive experience in the management and operations of funds, product development, business strategy, marketing, sales and regulatory matters.
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Board Leadership Structure and Oversight
The Board has structured itself in a manner that allows it to effectively perform its oversight function. At least a majority of the Board is comprised of Trustees who are Independent Trustees, which generally are Trustees who are not affiliated with the Adviser, the principal underwriter, or their affiliates. The Chairman of the Board is an Interested Trustee. The Board has designated a Lead Independent Trustee. The Lead Independent Trustee provides an effective independent voice in the leadership structure. The Lead Independent Trustee: (i) presides over board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the Independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the Independent Trustees and management, and among the Independent Trustees; and (v) has such other responsibilities as the Board or the Independent Trustees determine from time to time. The Board has adopted a committee structure that allows it to effectively perform its oversight function for all of the Funds in the complex. As described under “Qualifications of Trustees” and “Standing Committees,” the Board has two committees: the Audit Committee and the Governance and Nominating Committee. The Board has determined that the leadership and committee structure is appropriate for the Funds and allows the Board to effectively and efficiently evaluate issues that impact the Funds as a whole as well as issues that are unique to each Fund.
The Board and the Committees take an active role in risk oversight, including the risks associated with registered investment companies such as investment risk, compliance and valuation. In addition, in connection with its oversight, the Board receives regular reports from the Funds’ Chief Compliance Officer, Principal Financial Officer and Treasurer, the Adviser and the Administrator. The Board also receives periodic reports from the internal audit department of JPMorgan Chase & Co. and from a risk officer at JPMPI, including reports concerning operational controls that are designed to address market risk, credit risk, and liquidity risk, among others. The Board also receives regular reports from personnel responsible for JPMPI’s business resiliency and disaster recovery.
In addition, the Board and its Committees work on an ongoing basis in fulfilling the oversight function. The Audit Committee is responsible for oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board. The Governance and Nominating Committee is responsible for, among other things, oversight of matters relating to the Funds’ corporate governance obligations, Fund service providers and litigation. At each periodic meeting, each of the Governance and Nominating Committee and the Audit Committee report their committee proceedings to the full Board. This Committee structure allows the Board to efficiently evaluate a large amount of material and effectively fulfill its oversight function. Annually, the Board considers the efficiency of this committee structure.
Additional information about each of the Committees is included below in “Standing Committees.”
Standing Committees
The Board of Trustees has two standing committees: the Audit Committee and the Governance and Nominating Committee.
The members of each Committee are set forth below:
Name of Committee	Members	Committee Chair
Audit Committee	Lisa Borders, Neil Medugno, Lauren Stack, Kevin Klingert	Neil Medugno
Governance and Nominating Committee	Lisa Borders, Neil Medugno, Lauren Stack, Kevin Klingert	Lisa Borders
Audit Committee. The members of the Audit Committee are each Independent Trustees of the Trust. The purposes of the Audit Committee are to: (i) appoint and determine compensation of the Funds’ independent accountants; (ii) evaluate the independence of the Funds’ independent accountants; (iii) oversee the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls; (iv) approve non-audit services, as required by the statutes and regulations administered
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by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) oversee the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds; and (vi) act as a liaison between the Funds’ independent registered public accounting firm and the full Board. During the fiscal year ended December 31, 2025, the Audit Committee met five times.
Governance and Nominating Committee. The members of the Governance and Nominating Committee are each Independent Trustees of the Trust. The duties of the Governance and Nominating Committee include, but are not limited to: (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; and (iii) periodic review and evaluation of the functioning of the Board and its committees. When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance and Nominating Committee may consider, among other factors: (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance and Nominating Committee deems appropriate. The Governance and Nominating Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluates nominees identified by the Governance and Nominating Committee. Nominee recommendations may be submitted to the Secretary of the Trust at the Trust’s principal business address. At a minimum, nominee recommendations should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Governance and Nominating Committee in evaluating the recommendation.
Shareholders should note that a person who owns securities issued by JPMorgan would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with JPMorgan or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.” Before the Governance and Nominating Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire, which is designed to elicit information which must be disclosed under SEC rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company. During the fiscal year ended December 31, 2025, the Governance and Nominating Committee met four times.
For details of the dollar range of equity securities owned by each Trustee in the Funds, see “TRUSTEES — Ownership of Securities” in Part I of this SAI.
Indemnification and Trustee Compensation
The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.
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For details of Trustee compensation paid by the Funds, see “TRUSTEES — Trustee Compensation” in Part I of this SAI.
OFFICERS
The Trust’s executive officers (listed below) generally are employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Trust. The officers hold office until a successor has been elected and duly qualified. The Trust has no employees. The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Trust and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.
Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Gregory R. McNeil, CPA (1975) President and Principal Executive Officer since 2025
Managing Director, J.P. Morgan Private Investments Inc. (2024-
present); Managing Director, J.P. Morgan Securities LLC (2024-
present); Principal Financial Officer and Treasurer, Six Circles
Funds (2018-2025); Executive Director, J.P. Morgan Securities LLC
(2018-2024); Director, Six Circles Multi-Strategy Sub-Fund I Ltd.
(2024 present); Director, Six Circles Multi-Strategy Sub-Fund II
Ltd. (2024-present); Director, Six Circles Credit Opportunities Fund
(Cayman) Ltd. (2023-present); Vice President, AQR Capital
Management, LLC; Treasurer, AQR Funds (2015-2018).

Abby L. Ingber (1962), Chief Legal Officer and Secretary since inception
Managing Director and Associate General Counsel, JPMorgan
Chase Bank, N.A. (2023-present); Director, Six Circles Multi-
Strategy Sub-Fund I Ltd. (2024-present); Director, Six Circles
Multi-Strategy Sub-Fund II Ltd. (2024-present); Director, Six
Circles Credit Opportunities Fund (Cayman) Ltd. (2023-present);
Executive Director and Assistant General Counsel, JPMorgan Chase
Bank, N.A. (2017-2023); Deputy General Counsel, Schroder
Investment Management North America Inc. and Chief Legal
Officer and Secretary, Schroder Funds (2006-2017).

Michael Choi (1971), Chief Compliance Officer since inception
Chief Compliance Officer, J.P. Morgan Private Investments Inc.
(2016-present); Managing Director, JPMorgan Chase Bank, N.A.
(2018-present); Executive Director; Assistant General Counsel,
JPMorgan Chase Bank, N.A. (2008-2016).

Tricia Larkin (1979), Principal Financial Officer and Treasurer since 2025
Executive Director, J.P. Morgan Private Investments Inc. (2025-
present); Executive Director, J.P. Morgan Securities LLC (2025-
present); Senior Vice President, Ariel Investments, LLC (2023-
2025); Senior Vice President, Fund Administration, First Eagle
Investment Management, LLC (2019-2023).

Rocco DeForca (1992), Assistant Treasurer since 2025	Vice President, J.P. Morgan Securities LLC (2023-present); Associate, J.P. Morgan Securities LLC (2018-2023).
Jennifer Trnka (1974) Assistant Treasurer since 2025	Executive Director, J.P. Morgan Securities LLC (2026-present); Vice President, J.P. Morgan Securities LLC (2025-2026); Vice President, J.P. Morgan Investment Management Inc (2006-2024).
Pamela Woodley (1971), Assistant Secretary since 2021	Vice President and Assistant General Counsel, JPMorgan Chase Bank, N.A. (2004-present)
Angela R. Burke (1982), Assistant Secretary since 2023
Vice President and Assistant General Counsel, JPMorgan Chase
Bank, N.A. (2022-present); Sr. Attorney, Aviva Investors Americas
LLC (2021-2022); Sr. Vice President, The Northern Trust Company;
Assistant Secretary of Northern Funds and Northern Institutional
Funds (2018-2021).

For details of the percentage of shares of the Funds owned by the officers and Trustees, as a group, see “SHARE OWNERSHIP — Trustees and Officers” in Part I of this SAI.
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INVESTMENT ADVISER, SUB-ADVISERS AND SUB-SUB-ADVISERS
Pursuant to an investment advisory agreement, JPMPI serves as investment adviser to the Funds. BlackRock, Insight, PIMCO, PGIM, Capital, Nuveen, Allspring, Lord Abbett, RBC GAM (UK), Muzinich, Mellon, AHL, T. Rowe Price, DBi and CFM serve as investment sub-advisers to certain Funds pursuant to investment sub-advisory agreements with JPMPI. BIL, BSL, PGIML and RBC GAM (US) serve as investment sub-sub-advisers to the Fund pursuant to investment sub-sub-advisory agreements with their affiliated Sub-Advisers.
The Trust’s shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of, JPMorgan Chase, any bank affiliate of JPMPI or any other bank, and are not insured by the FDIC or issued or guaranteed by the U.S. government or any of its agencies.
For details of the investment advisory fees paid under an applicable advisory agreement, see “INVESTMENT ADVISER, SUB-ADVISERS AND SUB-SUB-ADVISERS — Investment Advisory Fees” in Part I of the SAI for the respective Fund.
For details of the other accounts managed by the portfolio managers, see “PORTFOLIO MANAGERS — Portfolio Managers’ Other Accounts Managed” in Part I of this SAI.
J.P. Morgan Private Investments Inc. (“JPMPI”). JPMPI serves as investment adviser to the Funds pursuant to the investment advisory agreement between JPMPI and the Trust (the “Advisory Agreement”). JPMPI is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMPI is located at 270 Park Avenue, New York, NY 10017.
Under the terms of the Advisory Agreement, the investment advisory services JPMPI provides to the Funds are not exclusive. JPMPI is free to and does render similar investment advisory services to others. JPMPI serves as investment adviser to other pooled investment vehicles. The accounts which are managed or advised by JPMPI have varying investment objectives, and JPMPI invests or allocates assets of such accounts in investments or to sub-advisers who employ investment strategies substantially similar to, or the same as, those which are expected to constitute the principal strategies of certain Funds. Such accounts are supervised by employees of JPMPI who may also be acting in similar capacities for the Funds. See “Portfolio Transactions.”
Under the Advisory Agreement, the Funds have agreed to pay JPMPI a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund’s average daily net assets as described in the applicable Prospectus. In addition, JPMPI has contractually agreed through at least April 30, 2026 to waive any management fees for a Fund that exceed the aggregate management fees JPMPI or a Fund is contractually required to pay the Fund’s Sub-Advisers.
The Advisory Agreement continues in effect for annual periods beyond its initial two-year term only if specifically approved thereafter annually; except that for new funds, the initial approval will continue for up to two years, after which annual approvals are required. The Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund’s outstanding voting securities (as defined in the 1940 Act), on 60 days’ written notice to JPMPI and by JPMPI on 90 days’ written notice to the Trust. The Advisory Agreement was initially approved by the Board of Trustees at its meeting in June 2018.
The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the respective investment advisory agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder, or a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.
Subject to the supervision of the Trust’s Board of Trustees, JPMPI provides or will cause to be provided a continuous investment program for the Funds. JPMPI may delegate its responsibilities to sub-advisers. Any sub-advisory or sub-sub-advisory agreements must be approved by the Trust’s Board of Trustees, as required by the 1940 Act.
The Credit Opportunities Fund may pursue its investment objective by investing in the Subsidiary. The Subsidiary has entered into a separate contract with JPMPI whereby JPMPI provides investment advisory services to the Subsidiary (the “Subsidiary Advisory Agreement”). In recognition of the fact that contractual advisory fees are already charged for JPMPI’s investment management services to the Credit
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Opportunities Fund (which includes the Subsidiary investment) under the Advisory Agreement, JPMPI receives no additional management fees from the Subsidiary for the services rendered pursuant to the Subsidiary Advisory Agreement.
The Multi-Strategy Fund may pursue its investment objective by investing in the Multi-Strategy Subsidiaries. Each Multi-Strategy Subsidiary has entered into a separate contract with JPMPI whereby JPMPI provides investment advisory services to the Subsidiary (each, a “Multi-Strategy Subsidiary Advisory Agreement”). In recognition of the fact that contractual advisory fees are already charged for JPMPI’s investment management services to the Multi-Strategy Fund (which includes the Multi-Strategy Subsidiary investments) under the Advisory Agreement, JPMPI receives no additional management fees from the Multi-Strategy Subsidiaries for the services rendered pursuant to each Multi-Strategy Subsidiary Advisory Agreement.
BlackRock Investment Management, LLC (“BlackRock”). BlackRock has been engaged by JPMPI to serve as investment sub-adviser to the Six Circles Ultra Short Duration Fund, the Six Circles U.S. Unconstrained Equity Fund, the Six Circles International Unconstrained Equity Fund, the Six Circles Global Bond Fund, the Six Circles Tax Aware Bond Fund, the Six Circles Credit Opportunities Fund, the Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, the Six Circles Managed Equity Portfolio International Unconstrained Fund and the Six Circles Multi-Strategy Fund pursuant to an investment sub-advisory agreement (the “BlackRock Sub-Advisory Agreement”). BlackRock is a registered investment adviser under the Investment Advisers Act of 1940, as amended. BlackRock is located at 50 Hudson Yards, New York, NY 10001.
BlackRock is paid monthly by JPMPI a fee based on the portion of assets under management of each of the Six Circles Ultra Short Duration Fund, the Six Circles U.S. Unconstrained Equity Fund, the Six Circles International Unconstrained Equity Fund, the Six Circles Global Bond Fund, the Six Circles Tax Aware Bond Fund, the Six Circles Credit Opportunities Fund, the Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, the Six Circles Managed Equity Portfolio International Unconstrained Fund and the Six Circles Multi-Strategy Fund allocated to BlackRock, as set forth in the BlackRock Sub-Advisory Agreement.
The BlackRock Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
Insight North America LLC (“Insight”). Insight has been engaged by JPMPI to serve as an investment sub-adviser to the Six Circles Tax Aware Intermediate Duration Fund and the Six Circles Credit Opportunities Fund pursuant to an investment sub-advisory agreement (the “Insight Sub-Advisory Agreement”). Insight is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Insight is located at 200 Park Avenue, New York, New York 10166.
Insight is paid monthly by JPMPI a fee based on the portion of assets under management of each of the Six Circles Tax Aware Intermediate Duration Fund and Six Circles Credit Opportunities Fund allocated to Insight, as set forth in the Insight Sub-Advisory Agreement.
The Insight Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
Pacific Investment Management Company LLC (“PIMCO”). PIMCO has been engaged by JPMPI to serve as investment sub-adviser to the Six Circles Ultra Short Duration Fund, the Six Circles Tax Aware Intermediate Duration Fund, the Six Circles Global Bond Fund, the Six Circles Credit Opportunities Fund and the Six Circles Multi-Strategy Fund pursuant to an investment sub-advisory agreement (the “PIMCO Sub-Advisory Agreement”). PIMCO is a registered investment adviser under the Investment Advisers Act of 1940, as amended. PIMCO is located at 650 Newport Center Drive, Newport Beach, California 92660.
PIMCO is paid monthly by JPMPI a fee based on the portion of assets under management of each of the Six Circles Ultra Short Duration Fund, the Six Circles Tax Aware Intermediate Duration Fund, the Six Circles Global Bond Fund, the Six Circles Credit Opportunities Fund and the Six Circles Multi-Strategy Fund allocated to PIMCO, as set forth in the PIMCO Sub-Advisory Agreement.
The PIMCO Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
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The Credit Opportunities Fund may pursue its investment objective by investing in the Subsidiary. JPMPI has entered into a separate contract with PIMCO whereby PIMCO provides investment sub-advisory services to the Subsidiary (the “Subsidiary Sub-Advisory Agreement”). In recognition of the fact that contractual sub-advisory fees are already charged for PIMCO’s investment management services to the Credit Opportunities Fund (which includes the Subsidiary investment), PIMCO receives no additional management fees from JPMPI for the services rendered pursuant to the Subsidiary Sub-Advisory Agreement.
BlackRock International Limited (“BIL”). BIL has been engaged by BlackRock to serve as investment sub-sub-adviser to the Six Circles Global Bond Fund, Six Circles Credit Opportunities Fund and Six Circles Multi-Strategy Fund pursuant to investment sub-sub-advisory agreements (the “BIL Sub-Sub-Advisory Agreements”). BIL is a registered investment adviser under the Investment Advisers Act of 1940, as amended. BIL is located at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom.
BIL is paid monthly by BlackRock a fee based on the portion of assets under management of the Six Circles Global Bond Fund allocated to BlackRock, the portion of assets under management of the Six Circles Credit Opportunities Fund allocated to BlackRock’s High Yield Strategy, and the portion of assets under management of the Six Circles Multi-Strategy Fund allocated to BlackRock, as set forth in the BIL Sub-Sub-Advisory Agreements.
The BIL Sub-Sub-Advisory Agreements will continue in effect for a period of two years from the date of their execution, unless terminated sooner. They may be renewed from year to year hereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
BlackRock (Singapore) Limited (“BSL”). BSL has been engaged by BlackRock to serve as investment sub-sub-adviser to the Six Circles Global Bond Fund pursuant to an investment sub-sub-advisory agreement (the “BSL Sub-Sub-Advisory Agreement”). BSL is a registered investment adviser under the Investment Advisers Act of 1940, as amended. BSL is located at 20 Anson Road #18-01, 079912 Singapore.
BSL is paid monthly by BlackRock a fee based on the portion of assets under management of each of the Six Circles Global Bond Fund allocated to BlackRock, as set forth in the BSL Sub-Sub-Advisory Agreement.
The BSL Sub-Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
PGIM, Inc. (“PGIM”). PGIM has been engaged by JPMPI to serve as investment sub-adviser to the Six Circles Global Bond Fund and the Six Circles Credit Opportunities Fund pursuant to an investment sub-advisory agreement (the “PGIM Sub-Advisory Agreement”). PGIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. PGIM is located at 655 Broad Street, 8th Floor, Newark, NJ 07102.
PGIM is paid monthly by JPMPI a fee based on the portion of assets under management of each of the Six Circles Global Bond Fund and the Six Circles Credit Opportunities Fund allocated to PGIM, as set forth in the PGIM Sub-Advisory Agreement.
The PGIM Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
PGIM Limited (“PGIML”). PGIML has been engaged by PGIM to serve as investment sub-sub-adviser to the Six Circles Global Bond Fund and Six Circles Credit Opportunities Fund pursuant to investment sub-sub-advisory agreements (the “PGIML Sub-Sub-Advisory Agreements”). PGIML is a registered investment adviser under the Investment Advisers Act of 1940, as amended. PGIML is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR.
PGIML is paid by PGIM a fee based on the total and direct allocable costs of PGIML in managing assets for the Six Circles Global Bond Fund and Six Circles Credit Opportunities Fund, as set forth in the PGIML Sub-Sub-Advisory Agreements.
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The PGIML Sub-Sub-Advisory Agreements will continue in effect for a period of two years from the date of their execution, unless terminated sooner. They may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
Capital International, Inc. (“Capital”). Capital has been engaged by JPMPI to serve as investment sub-adviser to the Six Circles Tax Aware Bond Fund pursuant to an investment sub-advisory agreement (the “Capital Sub-Advisory Agreement”). Capital is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Capital is located at 333 S. Hope Street, Los Angeles, CA 90071.
Capital is paid monthly by JPMPI a fee based on the portion of assets under management of the Six Circles Tax Aware Bond Fund allocated to Capital, as set forth in the Capital Sub-Advisory Agreement.
The Capital Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
Nuveen Asset Management, LLC (“Nuveen”). Nuveen has been engaged by JPMPI to serve as investment sub-adviser to the Six Circles Tax Aware Bond Fund pursuant to an investment sub-advisory agreement (the “Nuveen Sub-Advisory Agreement”). Nuveen is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Nuveen is located at 333 W Wacker Dr., Chicago, IL 60606.
Nuveen is paid monthly by JPMPI a fee based on the portion of assets under management of the Six Circles Tax Aware Bond Fund allocated to Nuveen, as set forth in the Nuveen Sub-Advisory Agreement.
The Nuveen Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
Allspring Global Investments, LLC (“Allspring”). Allspring has been engaged by JPMPI to serve as investment sub-adviser to the Six Circles Tax Aware Bond Fund pursuant to an investment sub-advisory agreement (the “Allspring Sub-Advisory Agreement”). Allspring is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Allspring is located at 1415 Vantage Park Drive, Charlotte, North Carolina, 28203.
Allspring is paid monthly by JPMPI a fee based on the portion of assets under management of the Six Circles Tax Aware Bond Fund allocated to Allspring, as set forth in the Allspring Sub-Advisory Agreement.
The Allspring Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
Lord, Abbett & Co. LLC (“Lord Abbett”). Lord Abbett has been engaged by JPMPI to serve as investment sub-adviser to the Six Circles Credit Opportunities Fund pursuant to an investment sub-advisory agreement (the “Lord Abbett Sub-Advisory Agreement”). Lord Abbett is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Lord Abbett is located at 30 Hudson Street, Jersey City, NJ 07302.
Lord Abbett is paid monthly by JPMPI a fee based on the portion of assets under management of the Six Circles Credit Opportunities Fund allocated to Lord Abbett, as set forth in the Lord Abbett Sub-Advisory Agreement.
The Lord Abbett Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
RBC Global Asset Management (UK) Limited (“RBC GAM (UK)”). RBC GAM (UK) has been engaged by JPMPI to serve as investment sub-adviser to the Six Circles Credit Opportunities Fund pursuant to an investment sub-advisory agreement (the “RBC GAM (UK) Sub-Advisory Agreement”). RBC GAM (UK) is a registered investment adviser under the Investment Advisers Act of 1940, as amended. RBC GAM (UK) is located at 100 Bishopsgate, London, EC2N 4AA, United Kingdom.
RBC GAM (UK) is paid monthly by JPMPI a fee based on the portion of assets under management of the Six Circles Credit Opportunities Fund allocated to RBC GAM (UK), as set forth in the RBC GAM (UK) Sub-Advisory Agreement.
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The RBC GAM (UK) Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
RBC Global Asset Management (US) Inc. (“RBC GAM (US)”). RBC GAM (US) has been engaged by RBC GAM (UK) to serve as investment sub-sub-adviser to the Six Circles Credit Opportunities Fund pursuant to an investment sub-sub-advisory agreement (the “RBC GAM Sub-Sub-Advisory Agreement”). RBC GAM (US) is a registered investment adviser under the Investment Advisers Act of 1940, as amended. RBC GAM (US) is located at 250 Nicollet Mall, Suite 1550, Minneapolis, MN 55401.
RBC GAM (US) is paid by RBC GAM (UK) a fee based on the total and direct allocable costs of RBC GAM (US) in managing assets for the Six Circles Credit Opportunities Fund, as set forth in the RBC GAM (US) Sub-Sub-Advisory Agreement.
The RBC GAM (US) Sub-Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
Muzinich & Co., Inc. (“Muzinich”). Muzinich has been engaged by JPMPI to serve as investment sub-adviser to the Six Circles Credit Opportunities Fund pursuant to an investment sub-advisory agreement (the “Muzinich Sub-Advisory Agreement”). Muzinich is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Muzinich is located at 450 Park Avenue, New York, New York 10022.
Muzinich is paid monthly by JPMPI a fee based on the portion of assets under management of the Six Circles Credit Opportunities Fund allocated to Muzinich, as set forth in the Muzinich Sub-Advisory Agreement.
The Muzinich Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
AHL Partners LLP (“AHL”). AHL has been engaged by JPMPI to serve as investment sub-adviser to the Six Circles Multi-Strategy Fund pursuant to an investment sub-advisory agreement (the “AHL Sub-Advisory Agreement”). AHL is a registered investment adviser under the Investment Advisers Act of 1940, as amended. AHL is located at 2 Swan Lane, London, United Kingdom EC4R 3AD.
AHL is paid monthly by JPMPI a fee based on the portion of assets under management of the Six Circles Multi-Strategy Fund allocated to AHL, as set forth in the AHL Sub-Advisory Agreement.
The AHL Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
The Multi-Strategy Fund may pursue its investment objective by investing in the Multi-Strategy Subsidiaries. JPMPI has entered into a separate contract with AHL whereby AHL provides investment sub-advisory services to one of the Multi-Strategy Subsidiaries (a “Multi-Strategy Subsidiary Sub-Advisory Agreement”). In recognition of the fact that contractual sub-advisory fees are already charged for AHL’s investment management services to the Multi-Strategy Fund (which includes the Multi-Strategy Subsidiary investment), AHL receives no additional management fees from JPMPI for the services rendered pursuant to the Multi-Strategy Subsidiary Sub-Advisory Agreement.
T. Rowe Price Associates, Inc. (“T. Rowe Price”). T. Rowe Price has been engaged by JPMPI to serve as investment sub-adviser to the Six Circles Multi-Strategy Fund pursuant to an investment sub-advisory agreement (the “T. Rowe Price Sub-Advisory Agreement”). T. Rowe Price is a registered investment adviser under the Investment Advisers Act of 1940, as amended. T. Rowe Price is located at 1307 Point Street, Baltimore, MD 21231.
T. Rowe Price is paid monthly by JPMPI a fee based on the portion of assets under management of the Six Circles Multi-Strategy Fund allocated to T. Rowe Price, as set forth in the T. Rowe Price Sub-Advisory Agreement.
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The T. Rowe Price Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
Dynamic Beta Investments LLC (“DBi”). DBi has been engaged by JPMPI to serve as investment sub-adviser to the Six Circles Multi-Strategy Fund pursuant to an investment sub-advisory agreement (the “DBi Sub-Advisory Agreement”). DBi is a registered investment adviser under the Investment Advisers Act of 1940, as amended. DBi is located at 30 East Elm Street, 2nd Floor, Greenwich, Connecticut 06830.
DBi is paid monthly by JPMPI a fee based on the portion of assets under management of the Six Circles Multi-Strategy Fund allocated to DBi, as set forth in the DBi Sub-Advisory Agreement.
The DBi Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
The Multi-Strategy Fund may pursue its investment objective by investing in the Multi-Strategy Subsidiaries. JPMPI has entered into a separate Multi-Strategy Subsidiary Sub-Advisory Agreement with DBi whereby DBi provides investment sub-advisory services to one of the Multi-Strategy Subsidiaries. In recognition of the fact that contractual sub-advisory fees are already charged for DBi’s investment management services to the Multi-Strategy Fund (which includes the Multi-Strategy Subsidiary investment), DBi receives no additional management fees from JPMPI for the services rendered pursuant to the Multi-Strategy Subsidiary Sub-Advisory Agreement.
Mellon Investments Corporation (“Mellon”). Mellon has been engaged by JPMPI to serve as an investment sub-adviser to the Six Circles Credit Opportunities Fund pursuant to an investment sub-advisory agreement (the “Mellon Sub-Advisory Agreement”). Mellon is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mellon is located at 500 Ross Street, Pittsburgh, PA 15258.
Mellon is paid monthly by JPMPI a fee based on the portion of assets under management of the Six Circles Credit Opportunities Fund allocated to Mellon, as set forth in the Mellon Sub-Advisory Agreement.
The Mellon Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
Capital Fund Management S.A. (“CFM”). CFM has been engaged by JPMPI to serve as an investment sub-adviser to the Six Circles Multi-Strategy Fund pursuant to an investment sub-advisory agreement (the “CFM Sub-Advisory Agreement”). CFM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. CFM is located at 23, rue de l’Universite 75007 Paris, France.
CFM is paid monthly by JPMPI a fee based on the portion of assets under management of the Six Circles Multi-Strategy Fund allocated to CFM, as set forth in the CFM Sub-Advisory Agreement.
The CFM Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
The Multi-Strategy Fund may pursue its investment objective by investing in the Multi-Strategy Subsidiaries. JPMPI has entered into a separate contract with CFM whereby CFM provides investment sub-advisory services to one of the Multi-Strategy Subsidiaries (a “Multi-Strategy Subsidiary Sub-Advisory Agreement”). In recognition of the fact that contractual sub-advisory fees are already charged for CFM’s investment management services to the Multi-Strategy Fund (which includes the Multi-Strategy Subsidiary investment), CFM receives no additional management fees from JPMPI for the services rendered pursuant to the Multi-Strategy Subsidiary Sub-Advisory Agreement.
POTENTIAL CONFLICTS OF INTEREST
Conflicts of Interest Relating to the Adviser
The Adviser and/or its affiliates (the “Affiliates” and, together, “JPMorgan”) provide an array of discretionary and non-discretionary investment management services and products to institutional clients and individual investors. In addition, JPMorgan is a diversified financial services firm that provides a
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broad range of services and products to its clients and is a major participant in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or will invest. Investors should carefully review the following, which describes potential and actual conflicts of interest that JPMorgan can face in the operation of its investment management services. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.
This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. Additional information about potential conflicts of interest regarding the Adviser and JPMorgan is set forth in the Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Adviser’s and each Sub-Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
Chief Compliance Officer. The Chief Compliance Officer of the Funds and the Trust also serves as the Chief Compliance Officer of the Adviser, and in such capacity may face conflicts of interest with his compliance responsibilities to the Funds and the Trust. The Funds and the Trust have implemented policies and procedures to seek to mitigate such conflicts.
Acting for Multiple Clients. In general, the Adviser faces conflicts of interest when it renders investment advisory services to several clients and, from time to time, provides dissimilar investment advice to different clients. For example, when funds or accounts managed by the Adviser (“Other Accounts”) engage in short sales of the same securities held by a Fund, the Adviser could be seen as harming the performance of a Fund for the benefit of the Other Accounts engaging in short sales, if the short sales cause the market value of the securities to fall. In addition, a conflict could arise when one or more Other Accounts invest in different instruments or classes of securities of the same issuer than those in which a Fund invests. In certain circumstances, Other Accounts have different investment objectives or could pursue or enforce rights with respect to a particular issuer in which a Fund has also invested and these activities could have an adverse effect on the Fund. For example, if a Fund holds debt instruments of an issuer and an Other Account holds equity securities of the same issuer, then if the issuer experiences financial or operational challenges, the Fund (which holds the debt instrument) may seek a liquidation of the issuer, whereas the Other Account (which holds the equity securities) may prefer a reorganization of the issuer. In addition, an issuer in which the Fund invests may use the proceeds of the Fund’s investment to refinance or reorganize its capital structure, which could result in repayment of debt held by JPMorgan or an Other Account. If the issuer performs poorly following such refinancing or reorganization, the Fund’s results will suffer whereas the Other Account’s performance will not be affected because the Other Account no longer has an investment in the issuer. Conflicts are magnified with respect to issuers that become insolvent. It is possible that in connection with an insolvency, bankruptcy, reorganization, or similar proceeding, a Fund will be limited (by applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by JPMorgan or Other Accounts.
Positions taken by Other Accounts may also dilute or otherwise negatively affect the values, prices or investment strategies associated with positions held by a Fund. For example, this may occur when investment decisions for the Fund are based on research or other information that is also used to support portfolio decisions by the Adviser for Other Accounts following different investment strategies or by Affiliates in managing their clients’ accounts. When an Other Account or an account managed by an Affiliate implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for a Fund (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable investment results, and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged.
Investment opportunities that are appropriate for a Fund may also be appropriate for Other Accounts and there is no assurance the Fund will receive an allocation of all or a portion of those investments it wishes to pursue. The Adviser’s management of an Other Account that pays it a performance fee or a higher management fee and follows the same or similar strategy as a Fund or invests in substantially similar assets as a Fund, creates an incentive for the Adviser to favor the account paying it the potentially higher fee, e.g., in placing securities trades.
The Adviser and its Affiliates, and any of their directors, officers or employees, also buy, sell, or trade securities for their own accounts or the proprietary accounts of the Adviser and/or an Affiliate. The Adviser or its Affiliates, within their discretion, may make different investment decisions and take other
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actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, the Adviser is not required to purchase or sell for any client account securities that it, an Affiliate or any of its or their employees may purchase or sell for their own accounts or the proprietary accounts of the Adviser or an Affiliate or its clients. The Adviser, its Affiliates and their respective directors, officers and employees face a conflict of interest as they will have income or other incentives to favor their own accounts or proprietary accounts.
The chart in Part I of this SAI entitled “Portfolio Managers’ Other Accounts Managed” shows the number, type and market value as of a specified date of the accounts and other Funds managed by each Fund’s portfolio managers.
Acting in Multiple Commercial Capacities. JPMorgan is a diversified financial services firm that provides a broad range of services and products to its clients and is a major participant in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or may invest. JPMorgan is typically entitled to compensation in connection with these activities, and the Funds will not be entitled to any such compensation. In providing services and products to clients other than the Funds, JPMorgan, from time to time, faces conflicts of interest with respect to activities recommended to or performed for a Fund on one hand and for JPMorgan’s other clients on the other hand. For example, JPMorgan has, and continues to seek to develop, banking and other financial and advisory relationships with numerous U.S. and non-U.S. persons and governments. JPMorgan also advises and represents potential buyers and sellers of businesses worldwide. The Funds have invested in, or may wish to invest in, such entities represented by JPMorgan or with which JPMorgan has a banking or other financial relationship. In addition, certain clients of JPMorgan may invest in entities in which JPMorgan holds an interest, including a Fund. In providing services to its clients, JPMorgan from time to time recommends activities that compete with or otherwise adversely affect a Fund or the Fund’s investments. It should be recognized that such relationships may also preclude the Fund from engaging in certain transactions and may constrain the Fund’s investment flexibility. For example, Affiliates that are broker dealers cannot deal with the Funds as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Certain of the Funds have received exemptive orders permitting the Funds to engage in principal transactions with Affiliates involving taxable and tax exempt money market instruments. However, for the purchase and sale of longer term fixed income securities, which are generally principal transactions, the Funds cannot use broker dealer Affiliates. Or, if an Affiliate is the sole underwriter of an initial or secondary offering, the Funds could not purchase in the offering. In both cases, the number of securities and counterparties available to the Funds will be fewer than are available to mutual funds that are not affiliated with major broker dealers.
JPMorgan derives ancillary benefits from providing investment advisory services to the Funds, and providing such services to the Funds may enhance JPMorgan’s relationships with various parties, facilitate additional business development and enable JPMorgan to obtain additional business and generate additional revenue.
Certain funds may track financial indexes in which the Adviser or an affiliate retains various intellectual property rights. As a result, JPMC may be entitled to receive index licensing fees from unaffiliated licensees of these indexes. Affiliates of the Advisor may develop or own and operate stock market and other indexes based on investment and trading strategies developed by such affiliates. The operation of the indexes in this manner may give rise to potential conflicts of interest.
Participations Adverse to the Funds. JPMorgan’s participation in certain markets or its actions for certain clients may also restrict or affect a Fund’s ability to transact in those markets and JPMorgan may face conflicts with respect to the interests involved. For example, when a Fund and another JPMorgan client invest in different parts of an issuer’s capital structure, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment implicate conflicts of interest. See also “Acting for Multiple Clients.”
Preferential Treatment. The Adviser may receive more compensation with respect to certain Funds or Other Accounts than it receives with respect to a Fund, or receives compensation based in part on the performance of certain accounts. This creates a conflict of interest for the Adviser and its portfolio managers by providing an incentive to favor those accounts. Actual or potential conflicts of interest also arise when a portfolio manager has management responsibilities to more than one account or Fund, such as devotion of unequal time and attention to the management of the Funds or accounts.
Allocation and Aggregation. Potential conflicts of interest also arise with both the aggregation of trade orders and allocation of securities transactions or investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, and allocation of
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investment opportunities raise a potential conflict of interest because JPMorgan has an incentive to allocate trades or investment opportunities to certain accounts or Funds. For example, JPMorgan has an incentive to cause accounts it manages to participate in an offering where such participation could increase JPMorgan’s overall allocation of securities in that offering.
Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day oversight of the Funds. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the other accounts and to the possible detriment of the Funds. Or the portfolio managers, who also serve as advisers to wealth management clients, could have an advantage over other non-client shareholders in the Funds, if any. JPMorgan has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Overall Position Limits. Potential conflicts of interest also exist when JPMorgan maintains certain overall investment limitations on positions in securities or other financial instruments due to, among other things, investment restrictions imposed upon JPMorgan by law, regulation, contract or internal policies. These limitations have precluded and, in the future could preclude, a Fund from purchasing particular securities or financial instruments, even if the securities or financial instruments would otherwise meet the Fund’s objectives. For example, there are limits on the aggregate amount of investments by affiliated investors in certain types of securities that may not be exceeded without additional regulatory or corporate consent. There also are limits on the writing of options by a Fund that could be triggered based on the number of options written by the Adviser on behalf of other investment advisory clients. If certain aggregate ownership thresholds are reached or certain transactions are undertaken, the ability of a Fund to purchase or dispose of investments, or exercise rights or undertake business transactions, will be restricted.
Soft Dollars. To the extent the Adviser executes transactions on behalf of the Funds, the Adviser may pay certain broker-dealers “soft” or commission dollars generated by client brokerage transactions in exchange for access to statistical information and other research services. The Adviser faces conflicts of interest because the statistical information and other research services may benefit certain other clients of the Adviser more than a Fund and can be used in connection with the management of accounts other than the accounts whose trades generated the commissions.
Additionally, when the Adviser uses client brokerage commissions to obtain statistical information and other research services, the Adviser receives a benefit because it does not have to produce or pay for the information or other research services itself. As a result, the Adviser may have an incentive to select a particular broker-dealer in order to obtain such information and other research services from that broker-dealer, rather than to obtain the lowest price for execution.
Redemptions. JPMorgan, as a seed investor and JPMorgan on behalf of its discretionary clients have significant ownership in certain Funds. JPMorgan faces conflicts of interest when considering the effect of redemptions on such Funds and on other shareholders in deciding whether and when to redeem its shares. A large redemption of shares by JPMorgan or by JPMorgan acting on behalf of its discretionary clients could result in the Fund selling securities when it otherwise would not have done so, accelerating the realization of capital gains and increasing transaction costs. A large redemption could significantly reduce the assets of a Fund, causing decreased liquidity and, depending on any applicable expense caps, a higher expense ratio.
Affiliated Transactions. While the Adviser intends to use the Sub-Advisers to execute transactions for the Funds, to the extent the Funds engage in principal or agency transactions with other Funds or with JPMorgan, the Funds will be subject to conflicts of interest. To the extent permitted by law, the Funds can enter into transactions in which JPMorgan acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions) and acts as broker (including clearing broker) for, and receives a commission from, the Funds (agency transactions). Principal and agency transactions create the opportunity for JPMorgan to engage in self-dealing. JPMorgan faces a conflict of interest when it engages in a principal or agency transaction on behalf of a Fund, because such transactions result in additional compensation to JPMorgan. JPMorgan faces a potentially conflicting division of loyalties and responsibilities to the parties in these transactions.
In addition, Affiliates of the Adviser have direct or indirect interests in electronic communication networks and alternative trading systems (collectively “ECNs”). The Adviser, in accordance with its fiduciary obligation to seek to obtain best execution, from time to time executes client trades through ECNs in which an Affiliate has, or may acquire, an interest. In such case, the Affiliate will be indirectly compensated based upon its ownership percentage in relation to the transaction fees charged by the ECNs.
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JPMorgan also faces conflicts of interest if a Fund purchases securities during the existence of an underwriting syndicate for such securities, of which JPMorgan is a member because JPMorgan typically receives fees for certain services that it provides to the syndicate and, in certain cases, will be relieved directly or indirectly of certain financial obligations as a result of a Fund’s purchase of securities.
Certain laws applicable to JPMorgan may also have an impact on the ability of JPMorgan to conduct business with the Funds, which may have a negative impact on the Funds. The Funds are treated as affiliates of JPMorgan Chase Bank, N.A. for purposes of Sections 23A and 23B of the U.S. Federal Reserve Act. Those sections require that banking subsidiaries of JPMorgan, such as JPMorgan Chase Bank, N.A. and its subsidiaries, comply with certain standards and restrictions in dealing with affiliates such as the Funds. For example, the Funds may be unable to enter into certain borrowing or servicing arrangements with JPMorgan Chase Bank, N.A.
Lending. When a Fund engages in securities lending transactions, the Adviser faces a conflict of interest when an Affiliate operates as a service provider in the securities lending transaction or otherwise receives compensation as part of the securities lending activities.
Personal Trading. JPMorgan and any of its directors, officers, agents or employees, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as a Fund, which could have an adverse effect on a Fund.
Information Access. As a result of JPMorgan’s various other businesses, Affiliates, from time to time, come into possession of information about certain markets and investments which, if known to the Adviser, could cause the Adviser to seek to dispose of, retain or increase interests in investments held by a Fund or acquire certain positions on behalf of a Fund. However, JPMorgan’s internal information barriers restrict the Adviser’s ability to access such information even when it would be relevant to its management of the Funds. Such Affiliates can trade differently from the Funds potentially based on information not available to the Adviser. If the Adviser acquires or is deemed to acquire material non-public information regarding an issuer, the Adviser will be restricted from purchasing or selling securities of that issuer for its clients, including a Fund, until the information has been publicly disclosed or is no longer deemed material.
Gifts and Entertainment. From time to time, employees of the Adviser receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds or the Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business.
Ownership Interest in JPMorgan Chase & Co. Stock and Other Securities. Certain asset management firms (each, an “asset manager”), including BlackRock, through their funds and separately managed accounts currently hold a 5% or more ownership interest in JPMorgan publicly traded stock. This ownership interest presents a conflict of interest when JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC, the Adviser and JPMorgan Chase & Co. (collectively “JPM”) recommends or purchases the publicly traded security of the asset manager or the separately managed accounts, strategies or funds that are managed or advised by the asset manager. JPM addresses this conflict by disclosing the ownership interest of the asset manager and by subjecting the asset manager’s separately managed accounts, strategies and funds to a research process. Additionally, the financial advisers and portfolio managers that may purchase or recommend securities, separately managed accounts, strategies and funds of an asset manager that has an ownership interest in JPMorgan Chase & Co., do not receive any additional compensation for that purchase or recommendation. A fund ownership interest in JPMorgan Chase & Co. can cause the fund and its affiliates to determine that they are unable to pursue a transaction, or the transaction will be limited or the timing altered. JPMorgan Chase & Co. monitors ownership interests in JPMorgan Chase & Co. for regulatory purposes and to identify and mitigate actual and perceived conflicts of interest. As of December 31, 2023, both BlackRock Inc. and The Vanguard Group hold more than a 5% interest in JPMorgan Chase & Co.
Additionally, to comply with regulatory requirements, the Funds do not invest in securities issued by JPMorgan Chase & Co. This could cause the Funds to underperform versus other funds that can make such investments.
Indexes. Some of the Funds seek to track the performance of indexes developed or operated by affiliates of the Adviser. JPMorgan Chase Bank N.A. and its affiliates (“JPMC”) may, from time to time, manage client accounts that track the same indexes used by the Funds or which may be based on the same, or substantially similar, strategies that are used in the operation of the indexes and the Funds. The operation of the indexes and the Funds and client accounts in this manner may give rise to potential
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conflicts of interest. For example, client accounts that track the same indexes used by the Funds may engage in purchases and sales of securities relating to index changes prior to the implementation of index updates or at the time as of which the Funds engage in similar transactions because the client accounts may be managed and rebalanced on an ongoing basis, whereas the Funds’ portfolios may be rebalanced less frequently. These differences may result in the client accounts having more favorable performance relative to that of the index and the Funds. Certain Funds track financial indexes in which the Adviser or an affiliate retains various intellectual property rights. As a result, JPMC may be entitled to receive index licensing fees from unaffiliated licensees of these indexes. Affiliates of the Adviser may develop or own and operate stock market and other indexes based on investment and trading strategies developed by such affiliates. Affiliates of the Adviser may also assist unaffiliated entities in creating indexes that are tracked by certain ETFs and index mutual funds utilized by the Adviser. Some ETFs and index mutual funds seek to track the performance of these indexes. The operation of the indexes in this manner may give rise to potential conflicts of interest.
Conflicts of Interest Relating to the Sub-Advisers and Sub-Sub-Advisers
The Adviser has engaged unaffiliated Sub-Advisers and Sub-Sub-Advisers and primarily acts as a manager of managers in respect of the Funds. The Adviser compensates the Sub-Advisers out of the advisory fees it receives from the Funds, which creates an incentive for the Adviser to select sub-advisers with lower fee rates or to select affiliated sub-advisers. In addition, the Sub-Advisers and Sub-Sub-Advisers have interests and relationships that create actual or potential conflicts of interest related to their management of the assets of the Funds allocated to such Sub-Advisers and Sub-Sub-Advisers. Such conflicts of interest may be similar to, different from or supplement those conflicts described herein relating to JPMorgan. Because the Sub-Advisers and Sub-Sub-Advisers engage in direct trading strategies for the Fund assets allocated to them, the Sub-Advisers and Sub-Sub-Advisers have potential conflicts of interest related to the investment of client assets in securities and other instruments that would not apply to the Adviser unless the Adviser is also engaging in direct trading strategies, or could apply to the Adviser in a different or more limited manner. Such potential conflicts relate to the Sub-Advisers’ and Sub-Sub-Advisers’ trading and investment practices, including, but not limited to, their selection of broker-dealers, aggregation of orders for multiple clients or netting of orders for the same client and the investment of client assets in companies in which they have an interest. Additional information about potential conflicts of interest regarding the Sub-Advisers and Sub-Sub-Advisers is set forth in each Sub-Adviser’s and Sub-Sub-Adviser’s Form ADV. A copy of Part 1 and Part 2 of each Sub-Adviser’s and Sub-Sub-Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
BlackRock (including BIL and BSL)
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Ms. Liu and Messrs. Dickstein, MacLellan, Mehta, Garfin, Delbos, Radell, Savi, Franklin, Mathieson and Acharya, may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or
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long only accounts, subject to incentive fees. Ms. Liu and Messrs. Dickstein, MacLellan, Mehta, Garfin, Delbos, Radell, Savi, Franklin, Mathieson and Acharya may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Insight
Insight believes it has a duty to protect its clients against any potential conflicts of interest and manages any that arise fairly and in accordance with SEC rules. Insight has a conflicts of interest policy that details the processes in place to reduce the possibility of conflicts arising and, if they do, the guiding principles which should be used in their resolution. Insight does not place its own interests unfairly above those of its customers. Where potential conflicts arise, Insight will not enter into a transaction until it has ensured the fair treatment for all customers. Insight staff are required to adhere to the Personal Account Trading, Gift and Entertainment and Market Abuse policies all of which are available to staff within the Insight Compliance Manual.
All material conflicts of interest are presented in greater detail within Part 2A of Insight’s Form ADV.
PIMCO
From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds. Investors should be aware that investments made by a Fund and the results achieved by a Fund at any given time are not, including for the same or similar instruments, expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to a Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different strategy or portfolio management team, the execution venue(s) used for a given strategy or Fund when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Funds or to accounts in which a Fund invests. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies, purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the investing account and/or PIMCO but detrimental to the underlying account. Such conflicts of interest could similarly in theory give rise to incentives for PIMCO to, among other things, vote proxies or purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the underlying account and/or PIMCO and that may or may not be detrimental to the investing account. For example, even if there is a fee waiver or reimbursement in place relating to a Fund's investment in an underlying account, or relating to an investing account's investment in a Fund, this will not necessarily eliminate all conflicts of interest, as PIMCO could nevertheless have a financial incentive to favor investments in PIMCO-affiliated funds and managers (for example, to increase the assets under management of PIMCO or a fund, product or line of business, or otherwise provide support to, certain funds, products or lines of business), which could also impact the manner in which certain transaction fees are set. Conversely, PIMCO’s duties to the Funds, as well as regulatory or other limitations applicable to the Funds, may affect the courses of action available to PIMCO-advised accounts (including certain Funds) that invest in the Funds in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. To the extent portfolio managers of a Fund or other PIMCO-sponsored account acting as investing account come into possession of MNPI regarding a Fund that is a current or potential underlying account in connection with their official duties (including
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potentially serving as portfolio manager of one or more such underlying accounts), portfolio managers of the Fund (or other PIMCO-sponsored account) acting as investing account may not base trading decisions for such investing accounts on MNPI relating to any Fund acting as underlying account.
Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Funds or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Funds or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Funds or other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”). In addition, because certain Clients are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.
Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.
Cross Trades. A potential conflict of interest may arise in instances where a Fund buys an instrument from a Client or sells an instrument to a Client (each, a “cross trade”). Such conflicts of interest may arise, among other reasons, as a result of PIMCO representing the interests of both the buying party and the selling party in the cross trade or because the price at which the instrument is bought or sold through a cross trade may not be as favorable as the price that might have been obtained had the trade been executed in the open market. PIMCO effects cross trades when appropriate pursuant to procedures adopted under applicable rules and SEC guidance. Among other things, such procedures require that the cross trade is consistent with the respective investment policies and investment restrictions of both parties and is in the best interests of both the buying and selling accounts.
Selection of Service Providers. PIMCO, its affiliates and its employees may have relationships with service providers that recommend, or engage in transactions with or for, a Fund, and these relationships may influence PIMCO’s selection of these service providers for a Fund. Additionally, as a result of these relationships, service providers may have conflicts that create incentives for them to promote the Fund over other funds or financial products. In such circumstances, there is a conflict of interest between PIMCO and a Fund if the Funds determine not to engage or continue to engage these service providers.
Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, including Clients with similar names, investment objectives and policies, and/or portfolio management teams, but may not be available in sufficient quantities for all accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Funds or other accounts may result in the Funds not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by a Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and objectives fairly and equitably over time, taking into consideration relevant factors including without limitation: the nature of the security or instrument and associated risk characteristics; applicable Client account investment restrictions and guidelines, including regulatory restrictions; Client account-specific investment objectives, restrictions and other Client instructions, as applicable; risk tolerances; amounts of available cash; the need to rebalance a Client account’s portfolio (e.g., due to investor contributions and redemptions); whether the allocation would result in a Client account receiving a de minimis amount or an amount below the established minimum quantity; regulatory requirements; the origin of the investment; the bases for an issuer’s allocation to PIMCO; the availability of certain trading platforms for a Client account; and other Client account-specific factors. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will
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likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category, which may adversely affect a Client account. In addition, quantitative strategies and certain other Client account types will have access to certain trading platforms in PIMCO’s discretion that may result in priority of trade allocations over other Client accounts or more favorable execution. PIMCO seeks to allocate fixed income investments to Client accounts with the general purpose of maintaining consistent concentrations across similar accounts and achieving, as nearly as possible, portfolio characteristic parity among such accounts. Client accounts furthest from achieving portfolio characteristic parity typically receive priority in allocations. With respect to an order to buy or sell an equity security in the secondary market, PIMCO seeks to allocate the order across Client accounts with similar investment guidelines and investment styles fairly and equitably over time, taking into consideration the relevant factors discussed above.
Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Further, the respective risk tolerances of different types of Clients may change over time as market conditions change. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. PIMCO may also take into account the bases for an issuer’s allocation to PIMCO, for example, by giving priority allocations to Client accounts holding existing positions in the issuer’s debt if the issuer’s allocation to PIMCO is based on such holdings. PIMCO also may determine not to allocate to or purchase or sell for certain Clients all investments for which all Clients may be eligible. Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including a Fund, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.
From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. Such inconsistent positions may arise with respect to quantitative/systematic strategies, for example, when the investment model establishes a short position, and one or more other Clients maintain a long position. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.
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When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.
Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.
In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.
Although PIMCO generally does not actively trade or manage assets on its own behalf, from time to time, PIMCO or an affiliate may invest on its own behalf, as principal, for strategic or other reasons (a proprietary investment). This may occur, for example, when the investment is an equity interest (e.g., stock or warrants) made in connection with PIMCO’s use of a product or service supplied by the issuer. In connection with these proprietary investments, PIMCO may eventually hold common stock or other publicly traded equity and may ultimately dispose of or hedge its exposure, as principal, to such proprietary investment. Such proprietary investments may be suitable for, or alternatively competitive with, a Client. In either case, PIMCO is permitted to allocate such investments away from a Client to PIMCO.
These proprietary investments can ultimately result in conflicts with Clients that also invest (including debt and equity investments) in or transact with the issuer or with other companies which may be transacting with the issuer. In other cases, a Client may be prohibited from making or disposing of an investment in the proprietary investment, or a related instrument, even when it would be in the Client’s best interest to do so. Although PIMCO will seek to mitigate and address such conflicts in a fair and reasonable manner, it may not be able to do so, and will have an incentive to favor PIMCO’s interests over the Client’s interests. PIMCO generally seeks to avoid committing to such investments if they would otherwise be suitable for and there is an investment interest on behalf of a Client; however, there is no guarantee that such measures will adequately mitigate the potential or actual conflicts, and PIMCO will have an incentive to favor its interests over a Client’s interests.
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Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.
PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.
In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.
Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.
From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients). Moreover, restrictions imposed by or through third-party automated trading platforms could affect a Client’s ability to transact through, or the quality of execution achieved through, such platforms.
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PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases, PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.
PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.
The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in the Funds) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. Clients (and investors in the Funds) should also be aware that a Fund may experience losses associated with decisions or actions directly or indirectly attributable to PIMCO, and PIMCO may determine whether compensation to the Fund for such losses is appropriate in view of its standard of care. PIMCO will attempt to resolve such matters fairly subject to applicable PIMCO policies and procedures, and applicable laws, but even so, such matters may not be resolved in favor of Clients’ (and Fund investors’) interests and may in fact be resolved in a manner adverse to their interests. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.
Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory or internal restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations or internal Allianz policies applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).
Certain service providers to the Funds are expected to be owned by or otherwise related to or affiliated with a Client, and in certain cases, such service providers are expected to be, or are owned by, employed by, or otherwise related to, PIMCO, Allianz SE, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide certain services to the Funds, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular fund and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when
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selecting or recommending service providers for the Funds. Fees paid to an unaffiliated service provider will be determined in PIMCO’s commercially reasonable discretion, taking into account the relevant facts and circumstances, and consistent with PIMCO’s responsibilities. Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures (which may be modified or terminated at any time in PIMCO’s sole discretion) will be successful.
Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.
PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client’s best interest. For more information regarding PIMCO’s actual or potential conflicts of interest, please refer to Item 10 and Item 11 in PIMCO’s Form ADV, Part 2A.
PGIM (including PGIML)
Like other investment advisers, PGIM Fixed Income is subject to various conflicts of interest in the ordinary course of its business. PGIM Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and PGIM Fixed Income conducts annual conflict of interest reviews. However, it is not possible to identify every potential conflict that can arise. When actual or potential conflicts of interest are identified, PGIM Fixed Income seeks to address such conflicts through one or more of the following methods:
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elimination of the conflict;
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disclosure of the conflict; or
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management of the conflict through the adoption of appropriate policies, procedures or other mitigants.
PGIM Fixed Income follows the policies of Prudential Financial, Inc. on business ethics, personal securities trading, and information barriers. PGIM Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict arises or could potentially arise.
Side-by-Side Management of Accounts and Related Conflicts of Interest. PGIM Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how PGIM Fixed Income addresses these conflicts.
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Performance Fees — PGIM Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management creates an incentive for PGIM Fixed Income and its investment professionals to favor one account over another. Specifically, PGIM Fixed Income or its affiliates have an incentive to favor accounts for which PGIM Fixed Income or an affiliate receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
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Affiliated accounts — PGIM Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Fixed Income has an incentive to favor accounts of affiliates over others. Additionally, at times, PGIM Fixed Income’s affiliates provide initial funding or otherwise invest in vehicles managed by it, for example by providing “seed capital” for a fund or account. Managing “seeded” accounts alongside “non-seeded” accounts creates an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product and possibly earn a higher return for our affiliate. Additionally, PGIM Fixed Income’s affiliated investment advisers
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from time to time allocate their asset allocation clients’ assets to PGIM Fixed Income. PGIM Fixed Income has an incentive to favor accounts used by its affiliates for their asset allocation clients to receive more assets from its affiliates.
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Larger accounts/higher fee strategies — larger accounts and clients typically generate more revenue than do smaller accounts or clients and certain of PGIM Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Fixed Income (or which it believes would generate more revenue in the future).
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Long only and long/short accounts — PGIM Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. As a result, there are times when PGIM Fixed Income sells a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. Conversely, purchases for long only accounts could have a negative impact on the short positions in long/ short accounts. Consequently, PGIM Fixed Income has conflicts of interest in determining the timing and direction of investments.
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Securities of the same kind or class — PGIM Fixed Income sometimes buys or sells, or direct or recommend that a client buy or sell, securities of the same kind or class that are purchased or sold for another client at prices that may be different. Although such pricing differences could appear as preferences for one client over another, PGIM Fixed Income’s trade execution in each case is driven by its consideration of a variety of factors consistent with its duty to seek best execution. There are times when PGIM Fixed Income executes trades in securities of the same kind or class in one direction for an account and in the opposite direction for another account, or it determines not to trade securities in one or more accounts while trading for others. While such trades (or a decision not to trade) could appear inconsistent in how PGIM Fixed Income views or treats a security for one client versus another, they generally result from differences in investment strategy, portfolio composition or client direction.
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Investment at different levels of an issuer’s capital structure — There are times when PGIM Fixed Income invests client assets in the same issuer, but at different levels in the issuer’s capital structure. This could occur, for instance, when a client holds private securities or loans of an issuer and other clients hold publicly traded securities of the same issuer. In addition, there are times when PGIM Fixed Income invest client assets in a class or tranche of securities of a securitized finance vehicle (such as a collateralized loan obligation, asset-backed security or mortgage-backed security) and also, at the same or different time, invests the assets of another client (including affiliated clients) in a different class or tranche of securities of the same vehicle. These different securities can have different voting rights, dividend or repayment priorities, rights in bankruptcy or other features that conflict with one another. For some of these securities or other investments (particularly private securitized product investments for which clients own all or a significant portion of the outstanding securities or obligations), PGIM Fixed Income has had, input regarding the characteristics and the relative rights and priorities of the various classes or tranches. When PGIM Fixed Income invests client assets in different levels of an issuer’s capital structure, it is permitted to take actions with respect to the assets held by one client (including affiliated clients) that are potentially adverse to other clients, for example, by foreclosing on loans or by putting an issuer into default. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, PGIM Fixed Income could find that the interests of a client and the interests of one or more other clients (including affiliated clients) could conflict. In these situations, decisions over proxy voting, corporate reorganizations, how to exit an investment, bankruptcy matters (including, for example, whether to trigger an event of default or the terms of any workout) or other actions or inactions can result in conflicts of interest. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interest (including potential conflicts over proposed waivers and amendments to debt covenants). For example, a senior bond holder or lender might prefer a liquidation of the issuer in which it could be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders or junior bond holders. There will be times where PGIM Fixed Income refrains from taking certain actions (including participating in workouts and restructurings) or making investments on behalf of certain clients or where PGIM Fixed Income determine to sell investments for certain clients, in each case in order to mitigate conflicts of interest or legal, regulatory or other risks to PGIM Fixed Income. This could potentially
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disadvantage the clients on whose behalf the actions are not taken, investments are not made, or investments are sold. Conversely, in other cases, PGIM Fixed Income will not refrain from taking such actions or making investments on behalf of some clients (including affiliated clients), which could potentially disadvantage other clients. Any of the foregoing (or similar) conflicts of interest will be resolved or managed on a case-by-case basis (including, where determined to be required, by escalating matters to, and seeking direction and guidance from, senior management). Any such resolution will take into consideration the interests of the relevant clients, the circumstances giving rise to the conflict and applicable laws.
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Financial interests of investment professionals — PGIM Fixed Income investment professionals from time to time invest in certain investment vehicles that it manages, including exchanged-traded funds (“ETFs”), mutual funds and (through a retirement plan) collective investment trusts. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial, Inc. In addition, the value of grants under PGIM Fixed Income’s long-term incentive plan and targeted long-term incentive plan is affected by the performance of certain client accounts. As a result, PGIM Fixed Income investment professionals have financial interests in accounts managed by PGIM Fixed Income and/or that are related to the performance of certain client accounts.
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Non-discretionary/limited discretion accounts — PGIM Fixed Income provides non-discretionary and limited discretion investment advice to some clients and manages others on a fully discretionary basis. Trades in non-discretionary accounts or accounts where discretion is limited could occur before, in concert with, or after PGIM Fixed Income executes similar trades in its discretionary accounts. The non-discretionary/limited discretion clients may be disadvantaged if PGIM Fixed Income delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa. Furthermore, a non-discretionary/limited discretion client may not be able to participate in trades if there is a delay in receiving such client’s direction or consent. In some cases, when such a client requests additional information prior to giving its direction or consent, PGIM Fixed Income is prohibited from sharing information because, for example, the information is non-public.
How PGIM Fixed Income Addresses These Conflicts of Interest. PGIM Fixed Income has developed policies and procedures reasonably designed to address the conflicts of interest with respect to its different types of side-by-side management described above.
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Each quarter, one or both of PGIM Fixed Income’s co-chief investment officers hold a series of meetings with the senior portfolio manager and team responsible for the management of each of PGIM Fixed Income’s investment strategies. During these meetings, they review and discuss the investment performance and performance attribution for client accounts managed in the strategy. These meetings generally are also attended by the CEO of PGIM Fixed Income, the head of quantitative analysis and risk management or his designee and a member of the compliance group, among others.
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In keeping with PGIM Fixed Income’s fiduciary obligations, its policy with respect to trade allocation is to treat all of its client accounts fairly and equitably over time. PGIM Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Its compliance group periodically reviews a sampling of new issue allocations and related documentation to confirm compliance with the trade allocation policy. In addition, the compliance and investment risk management groups review forensic reports regarding new issue and secondary trade activity on a quarterly basis. This forensic analysis includes such data as the: number of new issues allocated in the strategy; size of new issue allocations to each portfolio in the strategy; profitability of new issue transactions; portfolio turnover; and metrics related to large trade activity, which includes block trades. The results of these analyses are reviewed and discussed at PGIM Fixed Income’s trade management oversight committee meetings. The procedures above are designed to detect patterns and anomalies in PGIM Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.
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PGIM Fixed Income has procedures that specifically address conflicts related to its side-by-side management of certain long/short and long only portfolios. These procedures address potential conflicts that could arise from differing positions between long/short and long only portfolios. In
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addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.
Conflicts Related to PGIM Fixed Income’s Affiliations. As a business unit of PGIM, Inc., an indirect wholly-owned subsidiary of Prudential Financial, Inc., PGIM Fixed Income is part of a diversified, global financial services organization. PGIM Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.
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Conflicts Related to Investment of Client Assets in Affiliated Funds. PGIM Fixed Income invests client assets in funds that it manages or sub-advises for one or more affiliates. In choosing to invest client assets in such affiliated funds, PGIM Fixed Income could be considered to have a financial incentive to prefer investing client assets in such funds instead of in funds, investments or products managed or sponsored by parties that are not affiliated with PGIM Fixed Income. Investments in affiliated funds may, for example, benefit PGIM Fixed Income and/or its affiliates through increasing assets under management and/or fees. Under certain conditions, PGIM Fixed Income may offset, rebate or otherwise reduce its fees or other compensation with respect to investments in affiliated funds; however, this offset, reduction or rebate, if available, will not necessarily eliminate conflicts, as PGIM Fixed Income could nevertheless be considered to have a financial incentive to favor investing client assets in affiliated funds (because, for example, the fee applicable to the affiliated fund is higher than the amount of any fee waiver, investing in such funds would increase assets under management of such funds or could be viewed as being undertaken solely for the purposes of supporting the commercial growth of PGIM Fixed Income or its affiliates’ funds, products or lines of business). Further, if PGIM Fixed Income’s affiliates provide initial funding to or otherwise invest in affiliated funds, PGIM Fixed Income is incentivized to invest client assets in such funds in order to facilitate the redemption of all or part of its affiliates’ interest in such affiliated fund. PGIM Fixed Income also invests cash collateral from securities lending transactions in some of these funds. These investments benefit PGIM Fixed Income and/or its affiliate through increasing assets under management and/or fees.
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Conflicts Related to Referral Fees to Affiliates. From time to time, PGIM Fixed Income has arrangements where PGIM Fixed Income compensates affiliated parties for client referrals. PGIM Fixed Income also has arrangements with an affiliated entity which provide for payments to an affiliate if certain investments by others are made in certain of PGIM Fixed Income’s products or if PGIM Fixed Income establishes certain other advisory relationships. These investments benefit both PGIM Fixed Income and its affiliates through increasing assets under management and fees.
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Conflicts Related to Co-investment by Affiliates. PGIM Fixed Income affiliates provide initial funding to or otherwise invest in certain vehicles it manages. When certain of its affiliates provide “seed capital” or other capital for a fund, they generally do so with the intention of redeeming all or part of their interest at a future point in time or when they deem that sufficient additional capital has been invested in that fund.
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The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.
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In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.
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PGIM Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors. For example, PGIM Fixed Income affiliates, from time to time, hedge some or all of the risks associated with their investments in certain funds PGIM Fixed Income manages. PGIM Fixed Income may provide assistance in connection with this hedging activity.
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Insurance Affiliate General Accounts. Because of the substantial size of the general accounts of PGIM Fixed Income’s affiliated insurance companies (the “Insurance Affiliates”), trading by these general accounts, including PGIM Fixed Income’s trades on behalf of the accounts, may affect the market prices or limit the availability of the securities or instruments transacted. Although PGIM Fixed Income does not expect that the general accounts of affiliated insurers will execute
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transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.
PGIM Fixed Income believes that the conflicts related to its affiliations described above are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management, including of long only and long/short accounts.
Conflicts Related to Financial Interests and the Financial Interests of Affiliates
Prudential Financial, the general accounts of the Insurance Affiliates, PGIM Fixed Income and other affiliates of PGIM at times have financial interests in, or relationships with, companies whose securities or related instruments PGIM Fixed Income holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Fixed Income or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PGIM Fixed Income on behalf of PGIM Fixed Income’s client accounts. For example:
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PGIM Fixed Income invests in the securities of one or more clients for the accounts of other clients.
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PGIM Fixed Income’s affiliates sell various products and/or services to certain companies whose securities PGIM Fixed Income purchases and sells for PGIM Fixed Income clients.
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PGIM Fixed Income invests in the debt securities of companies whose equity is held by its affiliates.
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PGIM Fixed Income’s affiliates hold public and private debt and equity securities of a large number of issuers. PGIM Fixed Income invests in some of the same issuers for other client accounts. For example:
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Affiliated accounts have held and can in the future hold the senior debt of an issuer whose subordinated debt is held by PGIM Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. See “Investment at different levels of an issuer’s capital structure” above for additional information regarding conflicts of interest resulting from investment at different levels of an issuer’s capital structure.
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To the extent permitted by applicable law, PGIM Fixed Income can also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM Fixed Income’s interest in having the debt repaid creates a conflict of interest. PGIM Fixed Income has adopted a refinancing policy to address this conflict.
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Certain of PGIM Fixed Income’s affiliates’ directors or officers are directors or officers of issuers in which PGIM Fixed Income invests from time to time. These issuers could also be service providers to PGIM Fixed Income or its affiliates.
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In addition, PGIM Fixed Income can invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.
In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client, under the circumstances.
Conflicts Arising Out of Legal and Regulatory Restrictions.
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At times, PGIM Fixed Income is restricted by law, regulation, executive order, contract or other constraints as to how much, if any, of a particular security it can purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of its relationship with Prudential Financial and other affiliates. For example, PGIM Fixed Income does not purchase securities issued by Prudential Financial or other affiliates for client accounts.
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In certain instances, PGIM Fixed Income’s ability to buy or sell or transact for one or more client accounts will be constrained as a result of its voluntary or involuntary receipt of material non-public information (“MNPI”), various insider trading laws and related legal requirements. For example, PGIM Fixed Income would generally be unable to invest in, divest securities of or share investment analyses regarding companies for which it possesses MNPI, and such inability (which
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could last for an uncertain period of time until the information is no longer deemed material or non-public) can result in it being unable to buy, sell or transact for one or more client accounts or to take other actions that would otherwise be to the benefit of one or more clients.
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PGIM Fixed Income faces conflicts of interest in determining whether to accept MNPI. For example, PGIM Fixed Income has sought with respect to the management of investments in certain loans for clients, to retain the ability to purchase and sell other securities in the borrower’s capital structure by remaining “public” on the loan. In such cases, PGIM Fixed Income will seek to avoid receiving MNPI about the borrowers to which an account can or expects to lend or has lent (through assignments, participations or otherwise), which could place an account at an information disadvantage relative to other accounts and lenders. Conversely, PGIM Fixed Income has chosen to receive MNPI about certain borrowers/issuers for its clients that invest in bank loans or private debt instruments, which has restricted its ability to trade in other securities of the borrowers/issuers for its clients that invest in corporate bonds or other public securities.
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PGIM Fixed Income’s holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. These aggregated holdings are centrally tracked and PGIM Fixed Income or Prudential Financial can choose to restrict purchases, sell existing positions, or otherwise restrict, forgo, or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to PGIM Fixed Income or Prudential Financial if such thresholds are exceeded.
Conflicts Related to Investment Consultants. Many of PGIM Fixed Income’s clients and prospective clients retain investment consultants (including discretionary investment managers and OCIO providers) to advise them on the selection and review of investment managers (including with respect to the selection of investment funds). PGIM Fixed Income has dealings with these investment consultants in their roles as discretionary managers or non-discretionary advisers to their clients. PGIM Fixed Income also has independent business relationships with investment consultants.
PGIM Fixed Income provides investment consultants with information about accounts that it manages for the consultant’s clients (and similarly, PGIM Fixed Income provides information about funds in which such clients are invested), in each case pursuant to authorization from the clients. PGIM Fixed Income also provides information regarding its investment strategies to investment consultants, who use that information in connection with searches that they conduct for their clients. PGIM Fixed Income often responds to requests for proposals in connection with those searches.
Other interactions PGIM Fixed Income has with investment consultants include the following:
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it provides advisory services to the proprietary accounts of investment consultants and/or their affiliates, and advisory services to funds offered by investment consultants and/or their affiliates;
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it invites investment consultants to events or other entertainment hosted by PGIM Fixed Income;
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it purchases software applications, market data, access to databases, technology services and other products or services from certain investment consultants; and
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it sometimes pays for the opportunity to participate in conferences organized by investment consultants.
PGIM Fixed Income will provide clients with information about its relationship with the client’s investment consultant upon request. In general, PGIM Fixed Income relies on the investment consultant to make the appropriate disclosure to its clients of any conflict that the investment consultant believes to exist due to its business relationships with PGIM Fixed Income.
A client’s relationship with an investment consultant could result in restrictions in the eligible securities or trading counterparties for the client’s account. For example, accounts of certain clients (including clients that are subject to ERISA) can be restricted from investing in securities issued by the client’s consultant or its affiliates and from trading with, or participating in transactions involving, counterparties that are affiliated with the investment consultant. In some cases, these restrictions could have a material impact on account performance.
Conflicts Related to Service Providers. PGIM Fixed Income retains third party advisors and other service providers to provide various services for PGIM Fixed Income as well as for funds that PGIM Fixed Income manages or sub-advises. Some service providers provide services to PGIM Fixed Income or one of
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PGIM Fixed Income’s funds while also providing services to other PGIM units, other PGIM-advised funds, or affiliates of PGIM, and negotiate rates in the context of the overall relationship. PGIM Fixed Income can benefit from negotiated fee rates offered to its funds and vice versa. There is no assurance, however, that PGIM Fixed Income will be able to obtain or maintain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that PGIM Fixed Income will know of such negotiated fee rates.
Conflicts Related to Valuation and Fees.
When client accounts hold illiquid or difficult to value investments, PGIM Fixed Income faces a conflict of interest when it makes recommendations regarding the value of such investments since its fees are generally based on the value of assets under management. PGIM Fixed Income could be viewed as having an incentive to value investments at higher valuations. PGIM Fixed Income has valuation policies and procedures that it believes mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests. This conflict generally does not exist and is further mitigated or eliminated in circumstances where fees are calculated from custodian and/or administrator pricing and not PGIM Fixed Income’s internal valuations.
Conflicts Related to Securities Lending and Reverse Repurchase Fees.
In certain cases, when PGIM Fixed Income manages a client account and also serves as securities lending agent and/or engages in reverse repurchase transactions for the account, PGIM Fixed Income is compensated for its securities lending and reverse repurchase services by receiving a portion of the proceeds generated from the securities lending and reverse repurchase activities of the account. In cases where PGIM Fixed Income is compensated in this manner, it could be considered to have an incentive to invest in securities that would generate higher securities lending and reverse repurchase returns, even if these investments were not otherwise in the best interest of the client account. In addition, if PGIM Fixed Income is acting as securities lending agent and providing reverse repurchase services for the same client, PGIM Fixed Income may be incented to select the option that generates higher proceeds for itself.
Conflicts Related to Long-Term Compensation. As a result of the long-term incentive plan and targeted long-term incentive plan, PGIM Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. For example, the performance of some client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a small number of its investment strategies is covered under PGIM Fixed Income’s targeted long-term incentive plan. Further, for certain PGIM Fixed Income investment professionals, participation interests in the targeted long-term incentive plan constitute a significant percentage of their total long-term compensation. To address potential conflicts related to these financial interests, PGIM Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to confirm that each of its client accounts is managed in a manner that is consistent with PGIM Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, one or both of PGIM Fixed Income’s co-chief investment officers review performance among similarly managed accounts on a quarterly basis during a series of meetings with the senior portfolio manager and team responsible for the management of each investment strategy. These quarterly investment strategy review meetings generally are also attended by the CEO of PGIM Fixed Income, the head of quantitative analysis and risk management or his designee and a member of the compliance group, among others.
Conflicts Related to the Offer and Sale of Securities. Certain of PGIM Fixed Income’s employees offer and sell securities of, and interests in, commingled funds that it manages. Employees offer and sell securities in connection with their roles as registered representatives of an affiliated broker-dealer, officers of an affiliated trust company, agents of the Insurance Affiliates, approved persons of an affiliated investment adviser or other roles related to such commingled funds. There is an incentive for PGIM Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.
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Conflicts Related to Employee/Investment Professional Trading. Personal trading by PGIM Fixed Income employees creates a conflict when they are trading the same securities or types of securities as PGIM Fixed Income trades on behalf of its clients. This conflict is mitigated by PGIM Fixed Income’s personal trading standards and procedures.
Conflicts Related to Outside Business Activity. From time to time, certain of PGIM Fixed Income employees or officers engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to PGIM Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. PGIM Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, non-public information regarding an issuer.
Capital
Capital has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Capital believes that issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.
While we don’t believe our overall relationship would result in any material conflict of interest, please note that it is multi-faceted. JPMorgan provides transfer agency, custody, and accounting services to several mutual funds and collective investment trusts managed by Capital and/or its affiliates (“Capital Group”). Capital Group may also use JPMorgan’s brokerage and securities lending agent services for non-JPMorgan accounts. Additionally, Capital Group has relationships with JPMorgan throughout our enterprise including, but not limited to Capital’s affiliate serving as a manager in JPMorgan’s separately managed account programs.
Nuveen
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen has adopted procedures for allocating limited opportunities across multiple accounts.
With respect to many of its clients’ accounts, Nuveen determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.
Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
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Conflicts of interest may also arise when Nuveen invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.
Nuveen has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Allspring
Allspring’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.
The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.
To minimize the effects of these inherent conflicts of interest, Allspring has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Allspring has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.
Lord Abbett
Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Fund and the investments of the other funds and accounts managed by Lord Abbett. Such conflicts may arise with respect to the allocation of investment opportunities between the Fund and other accounts with similar investment objectives and policies. In addition, a portfolio manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted policies and procedures relating to brokerage commissions and soft dollars. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics and Personal Trading Policy sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Fund. Moreover, Lord Abbett’s Insider Trading Policy sets forth procedures for personnel to follow when they have material non-public information. Lord Abbett is not affiliated with a full-service broker-dealer and, therefore, does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment banking functions. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Fund and the investments of the other funds and accounts managed by Lord Abbett.
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RBC GAM (UK) and RBC GAM (US)
Summary Statement
This Policy establishes the minimum standards to be followed by RBC BlueBay UK in order to meet applicable FCA, SEC and other rules and regulations governing the management of Conflicts of Interest, and to ensure that Clients receive fair treatment in their dealings with RBC BlueBay UK.
Rationale
This Policy has been adopted in order to enable RBC BlueBay UK to: Identify potential or actual Conflicts of Interest that might arise; Demonstrate that adequate policies and procedures exist to prevent, manage, or otherwise mitigate, as appropriate, such Conflicts; To ensure Conflicts are adequately recorded; and Ensure appropriate senior management consideration is given to the control environment.
Scope
This Policy applies to all Employees.
Applicable Regulations
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Commission Delegated Regulation (EU) of 25 April 2016, supplementing Directive 2014/65/EU; Articles 33-35
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FCA Handbook Principles for Business (PRIN 2.1.1) Senior Management Arrangements, Systems and Controls (SYSC 10.1)
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Investment Advisers Act of 1940 Section 206
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CFTC Rule 1.71 (Introducing Brokers)
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NFA Compliance Rules Rule 2-9 Rule 2-36 Interpretive Notice 9051 (Ethics Training)
Relevant Policies and Procedures
RBC BlueBay UK utilises RBC Enterprise Policies, local Compliance Policies, business procedures, industry best practice, Compliance involvement and the committees described in this policy to identify and manage the Conflicts of Interest in the business it conducts.
RBC Enterprise and RBC BlueBay UK Policies adopted to address Conflicts of Interest include: Enterprise Conflicts of Interest Policy – This Policy sets out the Enterprise minimum requirements to identify conflicts of interest and either eliminate or satisfactorily manage them. Employee Code of Conduct (Enterprise) – This Code establishes standards of honesty and ethical behaviour amongst Employees. All Employees are required to attest to having read this policy upon joining and are periodically tested on their knowledge of the Policy. Inducements Policy – This Policy sets out the regulatory requirements placed on RBC BlueBay UK in relation to the receipt from, or the provision of, to third parties, any fee, commission, monetary benefit or non-monetary benefit.
Local Compliance Policies (available on GAMSpace):
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Code of Ethics – This Code sets out RBC BlueBay UK’s policies and procedures designed to ensure it meets its fiduciary responsibilities to Clients in accordance with the US Investment Advisers Act of 1940 and to incorporate RBC Enterprise requirements for staff behaviour regarding personal relationships and financial arrangements between Employees.
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Outside Activities and External Directorships – This Policy requires pre-approval of any Employee wishing to take up an outside employment (including a directorship or trusteeship), whether remunerated or not. Approval will not be granted if the proposed appointment presents a Conflict with our business or our Clients (for example, a directorship at a competitor firm is unlikely to be approved).
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Financial Promotions Policy – This Policy seeks to ensure that financial promotions provided by RBC BlueBay UK to Clients or potential Clients comply with regulations and RBC policies, and also reflect RBC core values, purpose, and brand promise.
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Gifts and Entertainment Policy – This Policy places restrictions on the type and value of gifts and entertainment received or given by Employees, in order to prevent Employees from being improperly influenced in the performance of their duties.
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Personal Account Dealing Policy – This Policy is designed to prevent Conflicts which might otherwise arise where Employees trade on their own account in securities which RBC BlueBay UK might buy or sell on behalf of Clients. The policy requires Employees to follow strict internal rules, including pre-approval, when they wish to trade in securities on their own account.
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Market Abuse Policy – This Policy sets out the expected market conduct and in particular with regard to the regulatory and criminal offences of market abuse. It also places tight restrictions on the ability to share Client, portfolio and trading information amongst different parts of RBC. As such, it facilitates the effective management of Conflicts arising where RBC BlueBay UK deals with other RBC group companies, for example: By enabling RBC BlueBay UK to route Client orders through RBC entities as a broker on an arm’s length basis, subject to meeting our Trading Policy, which addresses best execution, as well as applicable regulations. By preventing the situation where confidential information received by another part of RBC becomes known within RBC BlueBay UK, thereby potentially affecting its ability to act in the best interests of its Clients. By ensuring confidentiality and independence between RBC’s principle investing activities and RBC BlueBay UK’s fiduciary activities.
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Trading Policy – This Policy sets out the requirements for trading activity to meet the requirements of the FCA and other regulatory rules and regulations. These include, inter alia, trade aggregation and allocation rules, including side-by-side management, designed to reasonably ensure that no one Client is favoured over another.
Definitions
BlueBay Platform – investment accounts, systems and staff within the historic BlueBay business.
Client – Any person or entity RBC BlueBay serves, or whom RBC BlueBay is preparing to serve, as an investment adviser, sub-adviser or an equivalent role. Where RBC BlueBay provides services to a fund, collective investment vehicle or other similar entity, that entity and not its underlying investors, is RBC BlueBay’s Client.
Compliance – RBC BlueBay’s Chief Compliance Officer or their delegate.
Conflicts of Interest, of Conflicts – Situations where: the interests of RBC BlueBay UK (or of other entities within the RBC Group), including its managers, Employees and appointed representatives, or any person directly or indirectly linked to them by control, and the interest of the Client do not align; or the interests of one Client of the firm do not align with the interests of another Client of the firm, including those caused by the receipt of inducements from third parties or by the firm’s own remuneration and other incentive structures.
A Conflict shall not exist purely because RBC BlueBay UK may gain a benefit if there is not also a possible disadvantage to the Client; or because one Client to whom the firm owes a duty may make a gain or avoid a loss without there being a concomitant possible loss to another such client.
Conflicts of Interest Heatmap - A list of all systemic Conflicts of identified between or within RBC BlueBay UK’s business activities, as well as relevant systems and procedures which are in place to manage such Conflicts.
Conflicts of Interest Register - A register of specific business and personal Conflicts of Interest identified by the business.
Employee – Any person who works for, or otherwise represents the entities within scope of this document, and includes:
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an officer, director, non-executive director or employee within the entity; and
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consultants, contractors, part-time employees, or agents of the entity.
Policy – A set of broad goals, rules or principles outlining boundaries within which employees must act, without dictating a detailed course of action. To be considered binding on applicable employees.
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Procedure – Documented processes and actions to be followed to implement a policy, to perform a function or to accomplish an objective.
RBC BlueBay– the legal entities representing the business of RBC Global Asset Management in the EMEA and APAC regions.
RBC BlueBay UK – RBC Global Asset Management (UK) Limited and BlueBay Asset Management LLP.
RBC GAM Platform – investment accounts, systems and staff within the historic RBC GAM UK and RBC GAM Asia businesses.
Requirements
Identification of Conflicts of Interest
RBC BlueBay UK must identify types of Conflicts of Interest that arise, or may arise, in the course of providing a service to a Client, and whose existence may damage the interests of a Client.
In relation to the investment services provided by RBC BlueBay UK, Conflicts of Interest may arise, for example, where: RBC BlueBay UK undertakes fund management activities for other Clients; RBC BlueBay UK acts as agent for a client in relation to trades in which it is also acting as agent for the account of other Clients; An Employee holds or deals in securities of, or is otherwise interested in, any company whose securities are held or dealt in on behalf of a Client; An Employee is a director of a fund which is managed by RBC BlueBay UK; A trade is effected in securities in respect of which an Employee is contemporaneously trading and has either a long or short position; RBC BlueBay UK may match an order of its client with an order for another client, for which it is acting as agent; RBC BlueBay UK interest conflicts with the interests of the RBC enterprise, its shareholders or any affiliated companies; RBC BlueBay UK Employees have personal relationships or family connections with other Employees, which may lead to a potential conflict; and A trade is effected in securities issued by a Client UK.
In identifying Conflicts, RBC BlueBay UK shall take into account, by way of minimum criteria, whether RBC BlueBay UK or a relevant person, or a person directly or indirectly linked by control to RBC BlueBay UK, is in any of the following situations: RBC BlueBay UK, or that person, is likely to make a financial gain, or avoid a financial loss, at the expense of the Client; RBC BlueBay UK, or that person, has an interest in the outcome of a service provided to the Client or of a transaction carried out on behalf of the Client, which is distinct from the Client’s interest in that outcome; RBC BlueBay UK, or that person, has a financial or other incentive to favour the interest of another Client or group of Clients over the interests of the Client; RBC BlueBay UK, or that person, carries on the same business as the Client; or RBC BlueBay UK, or that person, receives, or will receive from, a person other than the Client, an inducement in relation to a service provided to the Client, in the form of monetary or non-monetary benefits or services.
In assessing any Conflicts, Employees must take into account any circumstances which may exacerbate the risk presented by the Conflict. This will include, without limitation, where Employees are working remotely and those with whom they are living may represent a potential Conflict. Where there is a potential exacerbating factor, Employees must disclose to RBC BlueBay UK Compliance and agree any proposed mitigating solutions.
Key event triggers that may warrant consideration of new/emerging Conflicts may include: Changes to the firm’s strategy, business model or operation; Business continuity arrangements; Remote working; Organisational or personnel changes; New or amended products or services; or Changes to distribution models.
In particular, RBC BlueBay UK should consider any arrangement with affiliated entities who provide different services to their Clients, or where RBC BlueBay UK provides more than one type of service to Clients.
It is important to note that a Conflict of Interest may arise, even where no improper or unethical behaviour occurs. If Employees identify a potential Conflict of Interest, they must disclose the details to Compliance.
Management of Conflicts of Interest
RBC BlueBay UK must manage Conflicts of Interest effectively, which includes preventing Conflict of Interest, where possible. Effective Conflicts management involves: Establishing appropriate measures, procedures and systems to deal with identified Conflicts; and Maintaining those measures, procedures and systems in order to prevent Conflicts from adversely affecting the interest of its Clients.
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RBC BlueBay UK has arrangements in place to prevent and manage conflicts, which includes: Governance arrangements, including but not limited to RBC BlueBay UK’s Conflicts of Interest Committee; Embedding FCA’s Treating Customers Fairly principles throughout RBC BlueBay UK’s culture, policies and procedures; Clearly defined and documented reporting lines and responsibilities; Segregation of duties to avoid Conflicts, wherever possible; Alignment of firm and Employee interests with Client interests through linking of remuneration to Client portfolio performance; Portfolio risk management arrangements to monitor levels of risk taking; Reporting to senior management of action taken to manage actual Conflicts arising and to minimize the risk of recurrence of the Conflict; Contractual obligation on all Employees to comply with the Compliance and HR policies designed to mitigate conflicts and to report Conflicts arising; Training on regulations, and the policies implemented to promote compliance with those regulations; and Recording of potential and actual Conflicts and regular review of the effectiveness of RBC BlueBay UK’s management of Conflicts.
Disclosure of Conflicts
If arrangements to manage Conflicts of Interest are not sufficient to ensure, with reasonable confidence, that risks of damage to the interests of a Client will be prevented, RBC BlueBay UK must clearly disclosure the general nature and/or sources of Conflicts of Interest to a Client in writing, in appropriate detail, and in a durable medium, before undertaking business for the Client, in order to allow the Client to make an informed decision relating to its interests. Disclosure of Conflicts is a measure of last resort and over-reliance on disclosure of Conflicts of Interest would be considered a deficiency in RBC BlueBay UK’s management of Conflicts of Interest.
Any such disclosure will: Clearly state that the organizational and administrative arrangements established by the investment firm to prevent or manage that Conflict are not sufficient to ensure, with reasonable confidence, that the risks of damage to the interests of the client will be prevented; and Include specific description of the Conflicts of Interest that arise in the provision of services, taking into account the nature of the Client to whom the disclosure is being made, and explaining the general nature and sources of Conflicts of Interest, as well as the risks to the client that arise as a result of the Conflicts of Interest, and the steps undertaken to mitigate these risks, in sufficient detail to enable that Client to take an informed decision with respect to the investment or ancillary service in the context of which the Conflicts of Interest arise.
Responsibilities
Board responsibilities
The responsibilities of the boards of directors of RBC BlueBay UK entities include: Evaluating and managing business with a view to minimizing the risks presented by Conflicts; Seeking advice/counsel in respect of Conflicts that expose RBC to significant reputation, legal, regulatory, accounting or tax risk; Instigating reviews of relevant systems and controls designed to manage Conflicts; Providing strategic advice on management information; and Ensuring the culture of the firm reflects the need to mitigate and manage Conflicts.
Conflicts of Interest Committee Responsibilities
To assist the board in discharging its responsibilities, the Conflicts of Interest Committee may, subject to its Terms of Reference and those matters reserved expressly for the board, on a day to day basis, act for the board to facilitate the discharge of its responsibilities set out above.
Compliance Responsibilities
Compliance’s responsibilities include: Advising the Board/Conflicts of Interest Committee and senior management in carrying out their responsibilities; Maintaining a Conflicts of Interest Policy, which is (i) appropriate to the size and organization of RBC BlueBay UK and the nature, scale and complexity of the business; and (ii) includes at least the minimum content required by regulation; Assessing and periodically reviewing, on at least an annual basis, the Conflicts of Interest Policy, and taking all appropriate measures to address any deficiencies in the Policy; Maintaining the Conflicts of Interest Heatmap and Conflicts of Interest Register, and providing the Conflicts of Interest Heatmap to the Board at least annually; and Reviewing, on at least an annual basis, with Management, the Conflicts of Interest Heatmap and Conflicts of Interest Register.
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Employee Responsibilities
Best practice requires RBC BlueBay UK to keep its assessment of actual and potential Conflicts within and across all of its business lines up to date and to take account of new business initiatives, changes in regulation and market practice. Accordingly, it is imperative that there is a process in place to enable new arrangements or circumstances in which Conflicts may exist to be considered.
Appropriate checks must be incorporated in change management processes. However, at an individual level, all Employees should refer matters of concern from a Conflicts of Interest perspective to their manager or to Compliance in the first instance.
In case of any doubt or queries arising as to either the materiality, identification or priority of a potential Conflict, Employees should refer the matter to Compliance.
Record Keeping
RBC BlueBay UK must retain documentary evidence of the following, which must be retained for a period of seven years: Conflicts identified by the business, and action taken to address them; Key documentation related to the identification and management of Conflicts within RBC BlueBay UK; and Records and information related to the disclosure of actual, or potential, Conflicts.
Compliance will maintain records of the Conflicts of Interest Heatmap and Conflicts of Interest Register.
Exceptions, Breaches and Escalation
All requests for exceptions to this Policy must be escalated to the owner of this Policy.
Failure to adhere to this Policy may result in disciplinary action, which could result in the termination of employment.
All violations or breaches of this policy should be escalated and reported to your line. Failure to follow these escalation steps if you have breached the policy or are aware of an Employee that has breached the policy could result in disciplinary action.
Muzinich
Muzinich endeavors to treat all clients fairly and provide high quality investment services. However, in addition to managing the Fund, each of Muzinich’s portfolio managers also manages other accounts, which may include mutual funds other than the Fund, as well as other investment funds and institutional separate accounts. Some of the other accounts may be managed pursuant to similar investment strategies as the Fund, while other accounts may be managed pursuant to different investment strategies. Moreover, certain accounts may pay higher management fees than the Fund, and certain accounts may pay performance fees. In addition, portfolio managers and their family members may own investments or other proprietary interests in one or more accounts, and also may directly own investments in securities which Muzinich recommends for purchase and/or sale to its clients. Accordingly, the side-by-side management of the Fund and other accounts presents a variety of actual and/or potential conflicts of interest, as a portfolio manager may be incentivized to favor other accounts over the Fund. For instance, in allocating securities for which there may not be sufficient quantities available for all relevant accounts to purchase, a portfolio manager may be incentivized to allocate purchases to accounts other than the Fund. Portfolio managers may similarly be incentivized to allocate sale opportunities to certain accounts other than the Fund in circumstances where liquidity is limited. In addition, one or more accounts may hold securities issued by a company in which the Fund holds securities with rights which are senior or subordinated rights relative to such other accounts. As a result of the foregoing, portfolio managers may have conflicts of interest because the Fund’s interest in, and rights with respect to, the portfolio company may differ from the interests of such other accounts, particularly when an issuer experiences financial distress. In addition, the management of numerous accounts other than the Fund may result in a portfolio manager devoting less time and attention to the investments of the Fund. Furthermore, where portfolio managers and/or other Muzinich personnel have a material interest in or obtain material non-public information with respect to a company, the Fund may be prevented from transacting in the securities of such company.
To manage these and other potential conflicts, Muzinich has adopted and implemented a Compliance Manual including a Code of Ethics, a trade allocation and aggregation policy and numerous other policies and procedures which are reasonably designed to ensure that clients are treated fairly and equitably over time and in a manner consistent with fiduciary duties.
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For a more detailed description of potential conflicts of interest applicable to Muzinich please refer to Part 2A of Muzinich’s Form ADV.
AHL
The portfolio managers, in performing their duties with AHL, manage accounts other than the Fund (collectively with other accounts managed by the Sub-Adviser and its affiliates, “Other Accounts”). The Fund has no interests in these activities. It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of Other Accounts for which the portfolio managers are responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and Other Accounts they advise. In addition, due to differences in the investment strategies or restrictions between the Fund and the Other Accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the sub-adviser on the performance of the securities held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will report such potential conflict to the compliance department in accordance with the policies and procedures of the Sub-Adviser.
T. Rowe Price
Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, exchange-traded funds, business development companies, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, private funds, and common trust funds. T. Rowe Price also provides non-discretionary advice to institutional investors in the form of delivery of model portfolios. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that they believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts. Investments made by a fund and the results achieved by a fund at any given time are not expected to be the same as those made by other funds for which T. Rowe Price acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to a fund. This may be attributable to a wide variety of factors, including, but not limited to, large shareholder purchases or redemptions or specific investment restrictions.
T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on funds, including the T. Rowe Price funds. T. Rowe Price acts as subadviser to two mutual funds offered by Morningstar. T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.
T. Rowe Price and its affiliates furnish investment management and advisory services to numerous clients in addition to the T. Rowe Price funds, and T. Rowe Price or its affiliates may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which have performance or higher fees paid to T. Rowe Price), which may be the same as or different from those made to the fund. In addition, T. Rowe Price, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale T. Rowe Price recommends to the T. Rowe Price funds. In addition, T. Rowe Price may refrain from rendering any advice or services concerning securities of companies of which any of T. Rowe Price’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which T. Rowe Price or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material nonpublic information.
Additional potential conflicts may be inherent in our use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an
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equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interests. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities or other features that could be in conflict with one another. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests.
In some cases, T. Rowe Price or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for T. Rowe Price or its affiliates, or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, T. Rowe Price or its affiliates may take actions in order to mitigate legal risks to T. Rowe Price or its affiliates, even if disadvantageous to a client.
Conflicts such as those described above may also occur between clients on the one hand, and T. Rowe Price or its affiliates, on the other. These conflicts will not always be resolved in the favor of the client. In addition, conflicts may exist between different clients of T. Rowe Price or its affiliates. T. Rowe Price and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, T. Rowe Price or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect T. Rowe Price or its affiliates’ clients. Additional potential conflicts may be inherent in our use of multiple strategies. Regulatory requirements may prohibit T. Rowe Price or its affiliates from investing in certain companies on behalf of some of their clients, including the T. Rowe Price funds, while at the same time not prohibiting T. Rowe Price or its affiliates from making those same investments on behalf of other clients that are not subject to such requirements. T. Rowe Price or its affiliates’ ability to negotiate certain rights, remedies, or take other actions on behalf of the T. Rowe Price funds with respect to an investment also may be limited in situations in which an affiliate of the T. Rowe Price funds (or certain other interested persons) have a direct or indirect interest in the same issuer. When permitted by applicable law, other clients of T. Rowe Price or its affiliates, on the one hand, and one or more T. Rowe Price funds, on the other hand, may invest in or extend credit to different classes of securities or different parts of the capital structure of a single issuer. T. Rowe Price or its affiliates may pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of themselves or one or more clients other than the T. Rowe Price funds with respect to an issuer in which a T. Rowe Price fund has invested, and such actions (or refraining from action) may have a material adverse effect on such T. Rowe Price fund. In addition, as a result of regulatory requirements or otherwise, in situations in which T. Rowe Price clients (including the T. Rowe Price funds) hold positions in multiple parts of the capital structure of an issuer, T. Rowe Price or its affiliates may not pursue certain actions that may otherwise be available. T. Rowe Price and its affiliates address these and other potential conflicts of interest based on the facts and circumstances of particular situations. For example, T. Rowe Price may determine to rely on one or more information barriers between different advisers, business units, or portfolio management teams, or to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of a client. In these situations, investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an issuer’s capital structure and seek to take appropriate measures to ensure that the interests of all clients are fairly represented. As a result of the various conflicts and related issues described in this paragraph, a T. Rowe Price fund could sustain losses during periods in which T. Rowe Price or its affiliates and other clients of T. Rowe Price or its affiliates achieve profits generally or with respect to particular holdings, or could achieve lower profits or higher losses than would have been the case had the conflicts described above not existed.
DBi
DBi has adopted comprehensive policies and procedures to address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and the management of other funds or accounts. These include, among others, conflicts related to the allocation of investment opportunities, personal investing activities, and portfolio manager compensation. While there is no guarantee that these policies and procedures will be effective in all cases, DBi believes that it has taken significant steps to address potential material conflicts of interest involving this portfolio and its other managed accounts.
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DBi provides investment management for several funds with the same or similar investment styles as those of the Fund. While managing multiple funds could potentially lead to conflicts of interest, such as trade allocation and fee disparities, DBi has implemented policies and procedures to ensure all clients are treated fairly and equitably, and that potential conflicts are minimized. This includes brokerage and pre-trade allocation policies where all orders are pre-allocated among participating funds.
Further, some funds are subject to different regulations or have different investment guidelines. Consequently, some funds may not be permitted to engage in certain transactions or to the same extent as other funds managed by the firm. DBi’s policies are designed to navigate these differences while maintaining fairness and compliance with appropriate regulations and guidelines.
DBi’s Code of Ethics contains policies and procedures for personal account trading, restricted lists and the handling of material non-public information among other common potential conflicts. Additionally, we do not have any affiliated broker dealers, nor do we cross trade between funds. Finally, portfolio manager compensation is tied to the performance of the firm as a whole, not any individual funds.
While we believe we have taken appropriate steps to minimize known conflicts, there is no guarantee that these procedures will detect every situation in which a conflict arises.
Mellon
It is the policy of Mellon to make business decisions free from conflicting outside influences. Mellon’s objective is to recognize potential conflicts of interest and work to eliminate or control and disclose such conflicts as they are identified. Mellon’s business decisions are based on its duty to its clients, and not driven by any personal interest or gain. As an asset manager operating in several different jurisdictions with a diverse client and strategy base, conflicts of interest are inherent. Furthermore, as an indirect subsidiary of The Bank of New York Mellon Corporation (“BNY”), potential conflicts may also arise between Mellon and other BNY companies.
Mellon will take steps to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client. As such, Mellon has adopted a Code of Ethics and compliance policy manual to address such conflicts. These potential and inherent conflicts include but are not limited to:
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The allocation of investment opportunities
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Execution of portfolio transactions
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Brokerage conflicts
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Compensation conflicts
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Related party arrangements
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Personal interests
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Other investment and operational conflicts of interest
Our compliance policies are designed to ensure that all client accounts are treated equitably over time. Additionally, Mellon has structured compensation of investment personnel to reasonably safeguard client accounts from being adversely impacted by any potential or related conflicts.
All material conflicts of interest are presented in greater detail within Part 2A of our Form ADV.
CFM
Managing potential conflicts of interest is a key consideration of CFM, as it acts in a fiduciary capacity with respect to each of its advisory clients and seeks to act in their best interest. CFM has performed a review of potential conflicts of interest that may arise in the ordinary course of its business activities, and, where necessary, has implemented mitigating controls. CFM has also set up an organization scheme designed to limit the risks of conflicts of interest and ensure an effective separation between the main functions of CFM.
CFM and its affiliates may engage in a broad range of investment, investment advisory and other activities. As a result, CFM will frequently purchase or sell the same class of securities or financial instruments, and there may be conflicts of interest with respect to, for example, the allocation of investment opportunities, purchases and sales of securities in connection with particular investment situations, and personnel, other resources and expenses. Further, CFM may give advice and take action, with respect to any clients, accounts and pooled investment vehicles, that may differ from the advice given,
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or the timing or nature of action taken, with respect to the Fund. However, where such allocations of investment opportunities occur, CFM will seek to ensure that such allocations are made in a manner which does not unfairly prejudice the interests of the Fund.
CFM’s Code of Ethics identifies conflicts arising from multiple operational and relational dimensions and defines procedures for disclosure, pre-clearance, monitoring and enforcement mechanisms designed to prevent activities that might compromise independent judgement or create actual or apparent conflicts with client interests. The principal categories of conflicts of interest addressed include personal account dealing, gifts and entertainment, outside business activities, U.S. political contributions, family and personal relationships.
For details of the dollar range of shares of each Fund beneficially owned by the portfolio managers, see “PORTFOLIO MANAGERS — Ownership of Securities” in Part I of this SAI.
PORTFOLIO MANAGER COMPENSATION
Adviser
Portfolio managers for the Adviser participate in JPMorgan’s competitive compensation program that is designed to attract, retain and motivate talented people and closely link the performance of investment professionals to client investment objectives. JPMorgan manages compensation on a total compensation basis, the components being base salary fixed from year to year and a variable discretionary incentive award. Base salaries are reviewed annually and awarded based on individual performance and business results taking into account level and scope of position, experience and market competitiveness. The variable discretionary performance-based incentive award consists of cash incentives and deferred long-term incentives that vest over time, in the form of equity-based and/or fund-tracking incentives, including mandatory notional investments in selected mutual funds advised by JPMorgan or its affiliates. These elements reflect individual performance and the performance of JPMorgan’s business as a whole. Each portfolio manager’s performance is formally evaluated annually based on a variety of factors, including the blended performance of the portfolios such portfolio manager manages, individual contribution, and adherence with JPMorgan’s compliance, risk and regulatory procedures. Each portfolio manager is evaluated on the performance of his / her portfolios relative to applicable portfolio benchmarks, which performance is measured over various time periods, including 1-, 3- and 5-year periods, as applicable.
BlackRock (including BIL and BSL)
The discussion below describes the portfolio managers’ compensation as of December 31, 2025.
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation – Messrs. Sietsema, White and Waldron and Ms. Hsui
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Messrs. Sietsema, Waldron and White and Ms. Hsui are not measured against a specific benchmark.
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Discretionary Incentive Compensation – Messrs. Acharya, Delbos, Dickstein, Garfin, MacLellan, Mehta and Radell and Ms. Liu
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:
Portfolio Manager	Benchmarks
David Delbos Mitchell Garfin	A combination of market-based indices (e.g., The Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
Akiva Dickstein
A combination of market-based indices (e.g. Bloomberg U.S.
Aggregate Index, Bloomberg U.S. Universal Index and Bloomberg
Intermediate Aggregate Index), certain customized indices and certain fund industry peer groups.

Scott MacLellan	A combination of market-based indices (e.g., Bank of America Merrill Lynch U.S. Corporate & Government Index, 1-3 Years), certain customized indices and certain fund industry peer groups.
Siddharth Mehta	A combination of market-based indices (e.g. FTSE Mortgage Index, Bloomberg GNMA MBS Index), certain customized indices and certain fund industry peer groups.
Vish Acharya Scott Radell	A combination of market-based indices (e.g., Bloomberg U.S. Aggregate Bond Index, the Bloomberg U.S. TIPS 0-5 Years Index), certain customized indices and certain fund industry peer groups.
Amanda Liu	A combination of market-based indices (e.g., Bloomberg U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.
Discretionary Incentive Compensation – Messrs. Franklin, Mathieson and Savi
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance is generally assessed over trailing 1-,3-, and 5-year periods relative to applicable benchmarks. The performance of Messrs. Franklin, Mathieson and Savi are not measured against a specific benchmark.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc.
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stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($350,000 for 2025). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.
Insight
The strategic goal of Insight is to provide a high-quality investment service to our clients over the long term. The route to achieving this strategy is through the performance and commitment of our people. Our reward philosophy has a key role to play in the motivation and retention of our people and is therefore an important contributing factor in the achievement of our business strategy. Our approach to remuneration and how this incentivises behaviours within Insight is captured within five key parameters:
Shared ownership for all employees: Our people are highly engaged with our business and our culture of collective ownership reinforces collaboration across teams and strengthens the alignment with our clients. All of our people are awarded an annual grant of our long-term incentive plan (LTIP). LTIP awards typically vest after three years and their value is based on an independent external assessment of Insight’s market value. Share-based LTIP is awarded as non-voting, non-dividend paying equity in Insight.
The LTIP is a powerful tool for staff retention and ensures employees share directly in the success of the business. For our senior management, investment desk heads and material risk-takers, we operate a deferral policy where at least 40% of variable pay is deferred through LTIP. In the UK, our employees also have an opportunity to acquire Insight shares from their pre-taxed salary.
Designed to support a culture of high performance: Our approach to remuneration is designed to support the culture of the business and to ensure that top performance is recognised with top quartile industry pay. This has successfully enabled us to attract and retain, what we believe to be, the best available talent in the industry.
The structure of our remuneration schemes actively promote team working and collaboration across teams. The main components of remuneration are base salary and variable pay. Variable pay is made up of two elements; discretionary annual cash amount and a deferral into our LTIP, awarded under a consistent set of principles, globally. We also offer competitive benefits and well-being programmes, where the health and welfare of our people is paramount.
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Simple and transparent: We recognise the importance of applying a clear and consistent remuneration process as aligned with our philosophy of payment for performance. For our senior staff, total remuneration is heavily weighted towards variable pay and the overall value of variable pay is directly linked to the profitability and performance of the business. Therefore, if Insight performs and our people deliver strong performance their total remuneration will be competitive.
Aligned with performance management: Insight believes firmly in setting performance-related objectives that are structured to promote sound and effective risk management within the company’s risk management appetite. Performance is assessed and evaluated in light of an individual’s contribution to the overall client mandate, team and business performance, and culture. We aim to reward most highly those individuals who help the team to perform strongly. A team culture is an essential part of the way we conduct our business and our remuneration policy is designed to encourage this.
Regulatory compliant with robust governance: The general principles of our remuneration arrangements are agreed with our parent company, BNY Mellon, and are reviewed at least twice a year by the Insight Remuneration Committee. We ensure our remuneration processes and policy are compliant with all relevant regulation, including the requirements of the FCA Remuneration Code and corresponding local Directives.
PIMCO
PIMCO’s and its affiliates’ approach to compensation seeks to provide professionals with a compensation process that is driven by values of collaboration, openness, responsibility and excellence.
Generally, compensation packages consist of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for clients, among other factors. A portfolio manager’s compensation is not based solely on the performance of the Fund or any other account managed by that portfolio manager:
Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.
Variable Compensation – In addition to a base salary, portfolio managers have a variable component of their compensation, which is based on a combination of individual and company performance and includes both qualitative and quantitative factors. The following non-exhaustive list of qualitative and quantitative factors is considered when determining total compensation for portfolio managers:
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performance measured over a variety of longer- and shorter-term periods, including 5- year, 4-year, 3-year, 2- year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Fund(s)) and relative to applicable industry peer groups; and
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amount and nature of assets managed by the portfolio manager.
The variable compensation component of an employee’s compensation may include a deferred component. The deferred portion will generally be subject to vesting and may appreciate or depreciate based on the performance of PIMCO and/or its affiliates. PIMCO’s Long-Term Incentive Plan provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. Additionally, PIMCO's Carried Interest Plan provides eligible participants (i.e. those who provide services to PIMCO’s alternative funds) a percentage of the carried interest otherwise payable to PIMCO if the applicable performance measurements described in the alternative fund's partnership agreements are achieved.
Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.
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PGIM (including PGIML)
The base salary of an investment professional in the PGIM Fixed Income unit of PGIM is primarily based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. PGIM Fixed Income is allocated an overall incentive pool based on the investment and financial performance of the business. Incentive compensation for investment professionals, including the annual cash bonus, the long-term equity grant and grants under PGIM Fixed Income’s long-term incentive plans, is primarily based on such person’s contribution to PGIM Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines, risk parameters, and its compliance risk management and other policies, as well as market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.
The PGIM Fixed Income unit within PGIM Limited (“PGIM Fixed Income (U.K.)”) has adopted a remuneration policy in relation to activities conducted through the entities authorized and regulated by the FCA in the United Kingdom. The remuneration policy is intended to be compliant with the United Kingdom’s Investment Firms Prudential Regime (“IFPR”) and governs the remuneration of PGIM Fixed Income (U.K.) staff and “material risk takers” of PGIM Fixed Income (U.K.) including those that are based outside the United Kingdom.
An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PGIM Fixed Income’s operating income and the percentage used to calculate the pool may be refined by factors such as:
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business initiatives;
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the number of investment professionals receiving a bonus and related peer group compensation;
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financial metrics of the business relative to those of appropriate peer groups; and
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investment performance of portfolios: relative to appropriate peer groups; and/or as measured against relevant investment indices.
Long-term compensation consists of Prudential Financial, Inc. restricted stock and grants under the long-term incentive plan and targeted long-term incentive plan. The long-term incentive plan is intended to align compensation with investment performance. The targeted long-term incentive plan is intended to align the interests of certain of PGIM Fixed Income’s investment professionals with the performance of the particular alternative investment strategies or commingled investment vehicles they manage. Grants under the long-term incentive plan and targeted long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the long-term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based on the performance of investment composites representing a number of PGIM Fixed Income’s investment strategies. With respect to targeted long-term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based (as applicable) on the performance of either a composite of particular alternative investment strategies or a commingled investment vehicle. An investment composite is an aggregation of accounts with similar investment strategies. The CEO of PGIM Fixed Income also receives performance shares which represent the right to receive shares of Prudential Financial, Inc. common stock conditioned upon, and subject to, the achievement of specified financial performance goals by Prudential Financial, Inc. Each of the restricted stock, grants under the long-term incentive plans, and performance shares is subject to vesting requirements.
Capital
Capital uses a system of multiple portfolio managers. In addition, investment analysts may make investment decisions with respect to a portion of the Portfolio within their research coverage. Capital’s primary incentive components are base salary, bonus, profit-sharing and ownership of Capital Group stock. Incentives for Capital’s investment professionals are designed to meet the following four objectives:
Superior long-term investment results. We award quantitative bonuses to investment professionals based on their individual results. To encourage a long-term perspective, we calculate bonuses by comparing returns to relevant benchmarks over one-, three-, five- and eight-year periods, with increasing
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weight placed on each successive measurement period. Portfolio managers’ results are evaluated against relevant market indexes and industry peer groups. Analysts’ results are typically evaluated against specific industry or sector indexes relevant to their areas of focus.
Alignment with investors’ interests. Our bonus structure, like all aspects of our investment process and incentives, is designed to encourage a long-term focus. Since results are evaluated over one-, three-, five- and eight-year periods, a single year of poor results will stay with an investment professional for a long period of time. This contributes to a heightened awareness of downside risk, which we believe is squarely aligned with our clients’ goals.
Fostering teamwork and collaboration. We want our investment professionals to work together in pursuit of superior long-term investment results. We reinforce this in many ways: (a) We evaluate each investment professional’s results against relevant indexes and benchmarks of competitive peer groups, and not against their Capital colleagues, (b) We maintain a flexible, results-based bonus that provides the opportunity for many individuals to earn bonuses of varying sizes in any given year, regardless of market conditions, (c) We base bonuses on individual results and contributions to the overall investment process, rather than tenure or the amount of assets managed.
All of these elements help to promote a highly collaborative environment in which investment professionals can remain singularly focused on investor outcomes.
Smooth transition of company ownership. Central to Capital’s long-term stability is our associate-ownership model. Certain associates who make substantial contributions to the organization are offered the opportunity to purchase company stock. Upon retiring or leaving Capital, they must sell back their stock over a fixed period of time, thus transitioning ownership of the company to the next generation of investors and leaders.
Investment professionals also may participate in profit-sharing plans. Participation in the annual profit-sharing program is based on recent and long-term contributions to our business, including investment results, the investment process and operational effectiveness. Select associates who make substantial contributions to the organization are also offered the opportunity to purchase stock in Capital Group. This is an essential part of the generational transfer of ownership and leadership in the company. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.
Nuveen
Portfolio managers are primarily compensated through a combination of base salary and variable compensation (“VC”). Portfolio managers have a VC target which is expressed as a percentage of their base salary. A portfolio manager’s actual VC award could be higher or lower than the VC target depending on several factors, including (i) Nuveen’s total VC pool based on company performance, (ii) the portion of the pool allocated to the line of business/function across Nuveen, (iii) individual performance rating, and (iv) individual total compensation relative to internal peers and external market.
To calibrate the performance review process, scorecards are utilized, when applicable, to provide a consistent approach across teams and sectors for evaluating individual portfolio manager performance ratings. The scorecard considers both quantitative and qualitative criteria. Quantitative metrics are weighted more heavily and focus on sustained, long-term fund performance by assessing one, three, and five-year performance results versus peer groups and benchmarks. Qualitative metrics are subject to manager discretion and internal peer reviews. Because a greater emphasis is placed on the quantitative metrics, positive Fund performance generally results in better overall performance ratings and subsequently higher VC.
Once the VC award is determined, it is allocated to two components – annual cash award and TIAA Long Term Performance Plan (“LTPP”) award; the portion of VC aligned to each of these components is based on a progressive rate scale with higher deferral percentages as a portfolio manager’s total compensation increases. A portion of a portfolio manager’s LTPP award may be allocated to the PM Plan – which is intended to align portfolio manager compensation to the performance of the Funds they manage. As a subplan to LTPP, the PM Plan awards follow LTPP vesting and payment terms, with payment amount based on the most recent annual valuations of the Fund(s) preceding payment. Management reviews PM Plan Fund alignments and allocation percentages on an annual basis to ensure portfolio managers are not incentivized to take undue risks with the Funds they manage.
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Additionally, portfolio managers may be included in the Profits Interest program, which is a longterm, equity-like compensation program based on the future value of the organization and is intended to drive desired behaviors that achieve strong investment results, grow the business, and manage costs. The Profits Interest program has a six-year vesting period that serves as an important retention mechanism.
The annual variable compensation award is split between an annual cash award and a LTPP award. The proportion of variable compensation that is awarded in the form of an LTPP award increases as an employee’s total direct compensation, inclusive of base salary and annual variable compensation, increases. Investment professionals are eligible for annual variable compensation based on their investment performance, qualitative evaluation and financial performance of Nuveen and our parent organization, TIAA. The LTPP award links employee compensation to the achievement of the organization’s long-term business goals. Awards under the LTPP are determined as dollar amounts and granted as units (“Performance Units”) at the end of February in the year following the relevant performance year. Performance Units vest in full on the third anniversary of the grant date and are settled in cash upon vesting.
Nuveen’s annual variable compensation program includes both subjective and objective criteria. The greater the ability to link investment performance to the role, the greater the weight given to that objective performance determination. Such criteria may include 1, 3 or 5 year performance results versus peer groups and benchmarks. Emphasis is placed on sustained, long-term performance. The subjective portion of the incentive compensation is based on a qualitative evaluation made by each investment professional’s supervisor taking into consideration a number of factors, including the investment professional’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen’s policies and procedures.
Senior employees participate in equity-like profits interests plans, which provide a meaningful opportunity to participate in the long-term success of the business. These profits interests vest over time and entitle participants to a percentage of both Nuveen’s annual profitability, and the profitability of its affiliate, Teachers Advisors, LLC (“TAL”), enabling employees to participate in the growth of the overall value of Nuveen and TAL. These awards allow participants to benefit directly from the financial performance and growth of Nuveen and TAL over time, and ensures that they have a strong alignment of interests with the firm’s clients over the long term. The profits interests are designed to provide senior personnel with strong incentives to remain with the firm and participate in its success including non-compete and non-solicitation terms. Additional details regarding the program are proprietary.
There are generally no differences between the methods used to determine compensation with respect to the Fund and other accounts managed by the portfolio manager.
Allspring
The compensation structure for Allspring’s Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a deferred period. Allspring participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions and to ensure our compensation is aligned with the marketplace. In addition to surveys, Allspring also considers prior professional experience, tenure, seniority and a Portfolio Manager’s team size, scope and assets under management when determining his/her fixed base salary. In addition, Portfolio Managers, who meet the eligibility requirements, may participate in Allspring’s 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.
Allspring’s investment incentive program plays an important role in aligning the interests of our portfolio managers, investment team members, clients and shareholders. Incentive awards for portfolio managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1-, 3-, and 5-year performance results, with a predominant weighting on the 3- and 5-year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as a deferred incentive. The long term portion of incentives generally carry a pro-rated vesting schedule over a three year period. For many of our portfolio managers, Allspring further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, our investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).
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As an independent firm, approximately 20% of Allspring is owned by employees, including portfolio managers.
Lord Abbett
When used in this section, the term “Fund” refers to the Credit Opportunities Fund, as well as any other registered investment companies, pooled investment vehicles, and accounts managed by a Lord Abbett portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of base salary, discretionary bonus, deferred compensation and profit-sharing plan contributions, if applicable. Portfolio managers who are members of Lord Abbett ("Members") also receive distributions of the earnings of Lord Abbett. The level of base compensation takes into account the portfolio manager’s experience, reputation, and competitive market rates, as well as the portfolio manager’s leadership and management of the investment team. Certain portfolio managers may participate in market-based incentive compensation programs based on a percentage of the performance or incentive fees earned by certain funds or accounts that include such fees. These programs are approved by the firm's Managing Partner, in coordination with appropriate governance structures with senior leader representation.
Fiscal year-end discretionary bonuses, which can be a substantial percentage of overall compensation, particularly for non-Members, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the returns, and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior leaders may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indices disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indices within one or more of the Fund’s peer groups (as defined from time to time by third party investment research companies), as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus the benchmark. Finally, there is a component of the bonus that rewards leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s deferred compensation plan. Depending on the employee’s level they will receive either an award under the Managing Director Award Plan or the Investment Capital Appreciation Plan. Both of these plans, following a three-year qualification period, provide for a deferred payout over a five-year period. The plans’ earnings are based on the overall average net asset growth of the firm as a whole or percentile performance of the funds against benchmarks as a whole. Lord Abbett believes these incentives focus portfolio managers on the impact their Fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.
Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.
RBC GAM (UK) and RBC GAM (US)
The compensation plan for the RBC GAM Investment team was designed with the following principles in mind:
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To align rewards for our investment professionals with the goals of our investors and our shareholder.
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To promote our culture and foster stability and consistent improvement within our workforce.
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To attract and retain individuals possessing the skills and talents essential to sustainable investing success and the growth of RBC GAM.
Payments are reviewed against investment results (benchmarks and/or peer groups) to ensure that rewards are consistent with achieving the desired returns/outcomes for our clients within attractive/acceptable risk metrics. Individual compensation quantums are reviewed against industry surveys to ensure we remain competitive, contributing to fairness, efficiency and the retention of superior investment staff.
The compensation programme for investment management personnel is comprised of four elements:
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a)
Base Salary
b)
Annual Discretionary Bonus
c)
Firm Profit-Sharing Plan (for eligible teams and investment staff)
d)
Team Profit Sharing Plan (for eligible teams and investment staff)
Base salary
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For new joiners, base salaries are set after considering internal comparables, local market industry surveys and our own sense of market conditions.
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On an annual basis, we review all base salaries within and across teams and locations to ensure fairness, consistency and relevance.
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We also compare base salaries for all roles to local industry surveys to protect our ability to attract superior talent to the firm without introducing dangerous anomalies in the compensation programme for new versus long-term employees.
Annual Discretionary Bonus
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All employees who are eligible for a discretionary bonus are graded on a 200-point scale. This score is a combination of quantitative and qualitative assessments, although, in some cases and depending on the type of role, only a qualitative assessment is possible.
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Bonus payments are reflective of the past 5 years of contributions and investment performance. We use a blend of 1/3/5 years performance to compare to benchmarks and peers. We apply a 25%/30%/45% weighting to increase the importance of the 5-year period and somewhat reduce the 1-year period dominance in this blend.
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The quantitative component is calculated using an algorithm that tracks results for specific responsibilities in investment management against agreed upon success thresholds.
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The qualitative component is based on our review of results produced over the year and the degree to which the individual exhibits attitudes and behaviours consistent with our firm’s reputation, culture and goals, including investment success and growth.
Firm Profit-Sharing Plan (PSP)
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The PSP plan is one where senior individuals within the Investment teams will be eligible to receive units linked to the financial performance of RBC GAM excluding the Individual Investor business.
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The pool is calculated based on a fixed percentage of the Net Income before Taxes (NIBT) of the investment management division of RBC GAM.
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PSP membership is based on rigid qualifications that effectively limit membership to the most senior analysts and portfolio managers. Among these qualifications are investment success and service leadership over the intermediate and long term, thought leadership, ethical behaviour and contribution to firm culture.
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PSP units are reviewed annually and approved by the CIO and CEO at the beginning of each fiscal year. The number of units held by each individual does not normally change during the year.
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The value of each PSP unit is distributed to unit holders based on the number of units that they hold.
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At the end of each year, an incentive bonus is calculated based on the performance of certain equity and fixed income funds versus their peer groups. This calculation is based on a time-weighted performance measure which includes returns over various periods stretching back to 5 years. The incentive bonus is paid annually and shared among all PSP members on the basis of their relative unit holdings.
Team Profit Sharing Plan (TPS)
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A few select teams have access to a TPS Plan based on their ability to grow our global institutional client base.
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This is a revenue-sharing agreement between the firm and the team.
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Profit generated by an investment team, based on a share of management fees and, in some cases, performance fees, derived from the team’s products, but deducting certain defined direct costs including salaries and employer’s National Insurance Contributions, forms the basis of the pool.
Deferral
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Consistent with best practices, a portion of investment professionals’ variable compensation (Annual Discretionary Bonus, PSP, TPS) is subject to a 3-year mandatory deferral.
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This deferral applies to all staff with variable compensation greater than a defined threshold (differs by region).
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Deferral rates of 25% to 45% apply.
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This deferral amount is payable at the end of three years, provided the employee remains in good standing with RBC GAM. The deferral amount is based on the success of the firm over the deferral period.
RBC Global Asset Management (UK) Limited complies with the applicable remuneration regulations set out in the MIFIDPRU Remuneration Code of SYSC 19G of the FCA Handbook, which is equally as effective as the UCITS/AIFMD and ESMA guidelines.
RBC BlueBay’s Remuneration Policy is available on request and via its corporate website:
rbc-gam-uk-limited-remuneration-policy.pdf.
Muzinich
Muzinich offers a compensation system with incentives designed to stimulate individual and firm-wide performance. The firm provides salaries that are augmented through a profit-sharing bonus system, the relative weighting of which varies each year with firm and individual performance. For the portfolio managers, the relative performance of portfolios managed by them as compared to the market (as applicable to each account and its benchmarks) is a significant factor in the determination of their bonus.
Muzinich typically pays out a substantial percentage of its net profits in employee compensation. Accordingly, all members of the firm are highly incentivized to grow the firm’s profits through both portfolio performance and the overall success of the firm.
For all employees, including portfolio managers, individual performance is considered not only within a professional’s immediate responsibilities (e.g., an analyst’s investment recommendations), but also in relation to an individual’s positive contribution to the firm as a whole. Understanding that all of the firm’s portfolios are managed on a team basis, all team members benefit directly from the success of the investment management effort across all products.
Employees’ greatest financial reward should always come from the long-term success of firm clients and the extended profitability of the firm as a whole, rather than from shorter-term success.
AHL
Remuneration packages at Man Group include some, or all, of the following elements: salary, annual performance bonus and deferred share and fund awards, as well as pension, medical insurance and other non-cash benefits. Man Group aims to balance remuneration for delivering operational results over the short-term with remuneration for creating sustained long-term value for shareholders and clients.
A key mechanism for linking short and long-term performance is the bonus deferral arrangement. Bonus awards are determined by the annual performance of the firm, the team and the individual. A significant portion of the award for investment staff is deferred into funds to align such employees with our investors and ultimately with our shareholders. The deferral arrangement allows flexibility in the mix between short-and long-term focus as appropriate for employees at different levels in the firm.
Man AHL operates a specific incentive programme with the aim of motivating, rewarding and retaining key personnel, whereby employees have an opportunity to be made a partner of the firm. The promotion process occurs annually and employees are considered based on seniority, contribution to the Man AHL business and individual merit. This includes investment and noninvestment employees. New partners contribute a nominal amount of capital to the partnership and are allocated a percentage of the voting rights. With respect to their remuneration, this is discretionary but based on the profitability of the
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partnership and individual performance. There is no fixed revenue sharing percentage, but the voting rights percentage is specified in the partners’ individual contracts. Man Group (via the partnership’s corporate partner) holds the majority of the voting rights. In the case where a partner leaves Man AHL, their capital contribution is returned to them.
T. Rowe Price
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Australia, T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, T. Rowe Price International, and T. Rowe Price Investment Management, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g.,Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. Performance is primarily measured on a pretax basis, although tax efficiency is considered.
Compensation is viewed with a long-term time horizon. The more consistent a portfolio manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across applicable investment platforms; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.
All employees of T. Rowe Price, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group, and certain vice presidents of T. Rowe Price Group receive supplemental medical/hospital reimbursement benefits.
This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.
DBi
The Co-Portfolio Managers of DBi are also both Managing Members, as such they receive a base salary and shareholder distributions based on the profitability of the Firm. All other staff receive a base salary and are eligible to participate in the bonus pool, the gross size of which is based upon the profitability of the Firm as a whole. Certain staff are also Members and receive shareholder distributions based on Firm profitability. No compensation is tied, or related in any fashion, to individual products.
Mellon
The firm’s rewards program is designed to be market-competitive and align our compensation with the goals of our clients.
Our incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual’s final annual incentive award is tied to the firm’s overall performance, the team’s performance, as well as individual performance. Awards are paid in cash on an annual basis; however, some senior individuals may receive a portion of their annual incentive award in deferred vehicles. The following factors encompass our rewards program:
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Base salary
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Annual cash incentive
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Long-Term Incentive Plan (applicable only to select senior individuals)
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BNY restricted stock units
CFM
CFM’s remuneration policy is applied firm-wide. Remuneration of CFM’s employees consists of one or several of the following elements: (i) a fixed remuneration and (ii) a bonus determined on the basis of individual and/ or collective performance criteria (the “Variable Compensation”). The Variable Compensation results from a combination of discretionary criteria assessed on a yearly basis. These evaluations may be adjusted upwards or downwards accordingly. The main principles of the Variable Compensation process results from:
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the allocation of a budget depending on the consolidated profitability of CFM;
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the evaluation of individual and collective performance of employees;
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a remuneration grid implemented by CFM and built on data provided by well-known providers;
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the allocation of the budget on a team basis;
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calibration meetings and a validation by CFM’s board of directors.
CODES OF ETHICS
The Trust, the Adviser, the Sub-Advisers and Sub-Sub-Advisers have each adopted a code of ethics under Rule 17j-1 under the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by a Fund. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser.
PORTFOLIO TRANSACTIONS
Investment Decisions and Portfolio Transactions.
Pursuant to the Advisory, Sub-Advisory and Sub-Sub-Advisory Agreements, the Adviser, the Sub-Advisers and/or the Sub-Sub-Advisers, as applicable, determine, subject to the general supervision of the Board of Trustees of the Trust and in accordance with each Fund’s investment objective and restrictions, which securities are to be purchased and sold by each such Fund and which brokers are to be eligible to execute its portfolio transactions. The Adviser and the Sub-Advisers operate independently in providing services to their respective clients. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, for example, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser or the Sub-Advisers, as applicable, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.
Brokerage and Research Services. Adviser
The following discussion applies when the Adviser executes trades on behalf of the Funds. However, the Adviser itself generally does not execute individual securities trading but instead allocates client assets to the Sub-Advisers who execute securities trading or to underlying funds. The Adviser performs due diligence prior to allocating client assets to the Sub-Advisers or to underlying funds and that due diligence includes a review of the Sub-Advisers’ and/or underlying funds’ trading practices. Periodically thereafter, such due diligence includes a review of the best execution policies of the Sub-Advisers and the underlying funds’ investment advisers. The Adviser does not engage in any soft dollar arrangements for the Funds at this time, although it will review and perform diligence on the soft dollar policies and practices of the Sub-Advisers it allocates assets to and of underlying funds in which it invests client assets.
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When the Adviser executes trades on behalf of the Funds, the Adviser may place orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of a Fund unless otherwise prohibited. See “Investment Strategies and Policies.”
Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Transactions on stock exchanges (other than foreign stock exchanges) involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve payment of fixed brokerage commissions, which are generally higher than those in the United States. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.
In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders. In making this determination, the Adviser considers a number of factors including, but not limited to: the price per unit of the security, the broker’s execution capabilities, the commissions charged, the broker’s reliability for prompt, accurate confirmations and on-time delivery of securities, the broker-dealer firm’s financial condition, the broker’s ability to provide access to public offerings, as well as the quality of research services provided. As permitted by Section 28(e) of the Securities Exchange Act, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, or the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to accounts over which it exercises investment discretion. Not all such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. In accordance with Section 28(e) of the Securities Exchange Act and consistent with applicable SEC guidance and interpretation, the term “brokerage and research services” includes: (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody) or required by rule or regulation in connection with such transactions.
Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The fees that the Funds pay to the Adviser are not reduced as a consequence of the Adviser’s receipt of brokerage and research services. To the extent the Funds’ portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds may exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.
Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund’s brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The SEC has granted exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable and tax exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis
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provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.
In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent, except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC’s staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not “interested persons” of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and all other accounts over which the same investment adviser has discretion, and that no shares will be purchased from the Distributor or any of its affiliates.
On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Funds. In some instances, the allocation procedure might not permit a Fund to participate in the benefits of the aggregated trade.
If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
Allocation of transactions, including their frequency, to various broker-dealers is determined by the Adviser based on its best judgment and in a manner deemed fair and reasonable to shareholders of the Fund and consistent with the Adviser’s obligation to obtain the best execution of purchase and sales orders. In making this determination, the Adviser considers the same factors for the best execution of purchase and sales orders listed above. Accordingly, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which the Adviser exercises investment discretion. The Adviser may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Funds. To the extent such services are permissible under the safe harbor requirements of Section 28(e) of the Securities Exchange Act and consistent with applicable SEC guidance and interpretation, such brokerage and research services might consist of advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, the availability of securities or purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, market data, stock quotes, last sale prices, and trading volumes. Shareholders of the Funds should understand that the services provided by such brokers may be useful to the Adviser in connection with its services to other clients and not all the services may be used by the Adviser in connection with the Fund.
Under the Adviser’s policy, “soft dollar” services refer to arrangements that fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act, as amended, which allow the Adviser to allocate client brokerage transactions to a broker-dealer in exchange for products or services that are
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research and brokerage-related and provide lawful and appropriate assistance in the performance of the investment decision-making process. These services include third party research, market data services, and proprietary broker-dealer research. The Funds receive proprietary research where broker-dealers typically incorporate the cost of such research into their commission structure. Many brokers do not assign a hard dollar value to the research they provide, but rather bundle the cost of such research into their commission structure. It is noted in this regard that some research that is available only under a bundled commission structure is particularly important to the investment process.
The Adviser may cause the Funds to participate in soft dollar arrangements whereby a broker-dealer provides market data services and third-party research in addition to proprietary research. In order to obtain such research, the Adviser may utilize a Client Commission Arrangement (“CCA”). CCAs are agreements between an investment adviser and executing broker whereby the investment adviser and the broker agree to allocate a portion of commissions to a pool of credits maintained by the broker that are used to pay for eligible brokerage and research services. The Adviser will only enter into and utilize CCAs to the extent permitted by Section 28(e) of the Securities Exchange Act. As required by interpretive guidance issued by the SEC, any CCAs entered into by the Adviser with respect to commissions generated by the Funds will provide that: (1) the broker-dealer pay the research preparer directly; and (2) the broker-dealer take steps to assure itself that the client commissions that the Adviser directs it to use to pay for such services are only for eligible research under Section 28(e).
Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by the Adviser. Any such other investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a given Fund and another Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased by it for a Fund with those to be sold or purchased by it for other Funds or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Trust, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Adviser or their parents or subsidiaries or affiliates and in dealing with its commercial customers, the Adviser and their respective parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust. Sub-Advisers and Sub-Sub-Advisers
The Sub-Advisers and Sub-Sub-Advisers may place orders for the purchase and sale of securities that are held in the respective Funds. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of each Sub-Adviser and Sub-Sub-Adviser to seek best execution. Each Sub-Adviser and Sub-Sub-Adviser is required to consider all factors that it deems relevant when assessing best execution for the Fund, including, for example, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).
In addition, when selecting brokers to execute transactions and in evaluating the best execution, each Sub-Adviser and Sub-Sub-Adviser is authorized to consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. Each Sub-Adviser and Sub-Sub-Adviser is also authorized to cause the Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. Each Sub-Adviser and Sub-Sub-Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which each Sub-Adviser and Sub-Sub-Adviser exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser and Sub-Sub-Adviser under the applicable Sub-Advisory Agreement or Sub-Sub-Advisory Agreement. The Funds may purchase and sell portfolio securities through brokers who provide a Sub-Adviser or Sub-Sub-Adviser with brokerage and research services.
The fees of each Sub-Adviser and Sub-Sub-Adviser are not reduced by reason of its receipt of such brokerage and research services. Generally, a Sub-Adviser or Sub-Sub-Adviser does not provide any services to its respective Fund(s) except portfolio investment management and related record-keeping
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services. The Adviser may request that a Sub-Adviser or Sub-Sub-Adviser employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best execution, and there is no specific amount of brokerage that is required to be placed through such brokers.
It is possible that certain of the services received by a Sub-Adviser or Sub-Sub-Adviser attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Sub-Adviser or Sub-Sub-Adviser.
For details of brokerage commissions paid by the Funds, see “BROKERAGE AND RESEARCH SERVICES — Brokerage Commissions” in Part I of this SAI.
For details of the Funds’ ownership of securities of the Funds’ regular broker dealers, see “BROKERAGE AND RESEARCH SERVICES — Securities of Regular Broker-Dealers” in Part I of this SAI.
OVERVIEW OF SERVICE PROVIDER AGREEMENTS
The following sections provide an overview of the Funds’ agreements with various service providers including the Administrator, Distributor, Custodian and Transfer Agent.
ADMINISTRATOR
Brown Brothers Harriman & Co. serves as the administrator and fund accounting agent to the Funds (in such capacity, the “Administrator”), pursuant to an Administration Agreement dated June 22, 2018, as amended from time to time (the “Administration Agreement”), between the Trust, on behalf of the Funds, and the Administrator. The principal offices of the Administrator are located at 140 Broadway, New York, New York 10005. The Administrator provides various administrative services, including assisting with the supervision of the Trust’s operations, accounting and bookkeeping, calculating each Fund’s daily NAV, preparing reports to each Fund’s shareholders, preparing and filing the Financial Statements and Other Information, which are filed with the SEC on a semi-annual basis and include annual reports, semi-annual reports and other financial information and state securities authorities, preparing and filing tax returns and preparing materials for meetings of the Trustees and the Board’s committees.
If not terminated, the Administration Agreement has an initial term of three years and thereafter continues in effect for successive one-year periods. The Administration Agreement may be terminated (a) by any party thereto with 75 days’ prior written notice, or (b) by the Trust with 60 days’ prior written notice or at any time after the Trust files for dissolution. In addition, the Administration Agreement may be terminated immediately in the event of a material breach of the Administration Agreement that is not cured within 60 days, or in the event that a party thereto is adjudged bankrupt or insolvent or has bankruptcy or insolvency proceedings commenced against it. The Administration Agreement will terminate simultaneously with the termination of the relevant Custody Agreement between the Trust and Brown Brothers Harriman & Co.
The Administration Agreement provides that the Administrator shall not be liable for any loss, damage or expense suffered by the Trust or any other person arising from any act, omission, error or delay of the Administrator in performing its duties thereunder, including any error of judgment or mistake of law, except a loss, damage or expense directly resulting from willful misconduct, bad faith or negligence in the performance of its duties.
For details of the administration and administrative services fees paid or accrued, see “ADMINISTRATOR — Administrator Fees” in Part I of this SAI.
DISTRIBUTOR
Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group) (the “Distributor”) is the distributor (also known as principal underwriter) of the shares of the Funds and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a broker-dealer registered with the SEC and is a member of FINRA.
Under a distribution agreement with the Trust dated June 22, 2018 and novated on September 30, 2021, as amended from time to time (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds.
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Unless otherwise terminated, the Distribution Agreement with the Distributor will continue in effect for successive one-year terms if approved at least annually by: (a) the vote of the Board of Trustees, including the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days’ prior written notice by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by the Distributor. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act.
For details of the compensation paid to the Distributor, see “DISTRIBUTOR — Compensation Paid to Distributor” in Part I of this SAI.
CUSTODIAN
Brown Brothers Harriman & Co. serves as the custodian for each of the Funds (in such capacity, the “Custodian”), pursuant to the Custodian Agreement dated June 6, 2018, as amended from time to time (the “Custody Agreement”). Pursuant to the Custody Agreement, the Custodian is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. The Custodian will also serve as custodian of the assets of the Subsidiary and Multi-Strategy Subsidiaries.
TRANSFER AGENT
SS&C GIDS, Inc. (formerly DST Asset Manager Solutions, Inc.) (“SS&C” or “Transfer Agent”), 30 Braintree Hill Office Park, Suite 400, Braintree, MA 02184, serves as each Fund’s transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, SS&C is responsible for maintaining account records and for crediting income and capital gains to shareholder accounts.
OTHER SERVICES
Affiliates of JPMorgan Chase may, from time to time, at their own expense, pay certain affiliates for providing clearing services, which may include networking, sub-transfer agency, omnibus sub-accounting, record-keeping and other administrative and processing support with respect to JPM Program client accounts. Such “at cost” payment does not represent an additional expense to the Funds or to their shareholders.
For shareholders that bank with JPMorgan Chase Bank, JPMorgan Chase Bank may aggregate investments in the Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits.
The Adviser, the Funds and their affiliates, agents and subagents may share certain information about shareholders and their accounts, as permitted by law and as described in the Six Circles Funds Privacy Policy provided with your shareholder report.
EXPENSES
The Funds pay the expenses incurred in their operations, including their pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds’ custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; index license fees; and expenses of calculating the NAV of, and the net income on, shares of the Funds. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. A Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for certain Funds reflects the voluntary waiver of fees and/or the reimbursement of expenses. Without these voluntary waivers and/or expense reimbursements, performance would be less favorable.
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The Adviser has agreed that it will waive fees or reimburse the Funds, as applicable, as described in the Prospectus.
TRUST COUNSEL
The law firm of Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, NY 10017-9998, is counsel to the Trust.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Trust and the Funds is PricewaterhouseCoopers LLP (“PWC”), 300 Madison Avenue, New York, NY 10017. PWC conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund’s federal and state income tax returns.
DIVIDENDS AND DISTRIBUTIONS
Each Fund declares and pays dividends and distributions as described under “Distributions and Taxes” in its respective Prospectus.
Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash.
NET ASSET VALUE
Shares are sold at NAV per share. This is also known as the offering price. Shares are also redeemed at NAV.
The NAV per share of a Fund is equal to the value of all the assets attributable to the Fund, minus the liabilities attributable to the Fund, divided by the number of outstanding shares of the Fund. The following is a summary of the procedures generally used to value the Funds’ investments.
Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company) but before a Fund’s NAV is calculated, may be valued at its fair value in accordance with policies and procedures adopted by the Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation determinations may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV.
Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.
Foreign equity securities are valued as of the close of trading on the stock exchange on which the security is primarily traded, or as of 4:00 p.m. ET. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4:00 p.m. ET on the day that the value of the security is determined. Generally foreign equity securities, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved pricing services. Trading on foreign markets may also take place on days on which the U.S. markets and the Funds are closed.
Shares of ETFs, if any, are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end mutual funds are valued at their respective NAVs.
Fixed income securities are valued using prices supplied by approved independent third party pricing services, affiliated pricing services or broker/dealers. In determining security prices, pricing services and broker/dealers may consider a variety of inputs and factors, including, but not limited to, proprietary
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models that may take into account market transactions in securities with comparable characteristics, yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flows.
Foreign currencies are valued based on foreign exchange rates obtained from a pricing service, using spot and forward rates available at the time NAVs of the Funds are calculated.
Options (e.g., on stock indexes or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.
Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV.
Futures traded on U.S. and foreign exchanges are valued at the last sale price as of the close of the exchanges on the valuation date.
Non-listed over-the-counter options and futures are valued at the evaluated price provided by a counterparty or broker/dealer.
Swaps and structured notes are priced utilizing market quotations generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.
Certain fixed income securities and swaps may be valued using prices provided by pricing services affiliated with the Adviser. Valuations received by the Funds from affiliated pricing services are the same as those provided to other affiliated and unaffiliated entities by these affiliated pricing services.
With respect to all Funds, securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with policies and procedures (“Policies”) established by and under the supervision and responsibility of the Trustees. The Board of Trustees has in accordance with SEC Rule 2a-5 (Good Faith Determinations of Fair Value) designated the Adviser as the “Valuation Designee,” with the responsibility for implementing the day-to-day operational aspects of the valuation process and determining the value of the Funds’ assets in accordance with the Policies. The Adviser has created the Six Circles Valuation Committee (“VC”) to oversee and carry out the Policies for the valuation of investments held in the Funds, with assistance from the Administrator. The VC is comprised of senior representatives from JPMPI, JPMPI Legal, Compliance and Risk Management and the Funds’ Chief Compliance Officer. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Fund’s securities (e.g., news relating to natural disasters affecting an issuer’s operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the VC believes that market quotations do not accurately reflect the value of a security.
From time to time, there may be errors in the calculation of the NAV of a Fund or the processing of purchases and redemptions. Shareholders will generally not be notified of the occurrence of an error or the resolution thereof.
THE TRUST
Six Circles Trust was formed as a Delaware statutory trust on November 8, 2017 pursuant to a Declaration of Trust dated November 8, 2017, as amended from time to time.
Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust’s governing trust instrument. Six Circles Trust’s Declaration of Trust provides that shareholders of Six Circles Trust shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to Six Circles Trust or any series or class thereof. In addition, the Declaration of Trust provides that neither Six Circles Trust nor the Trustees, officers, employees, nor agents thereof shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, the Declaration of Trust for Six Circles Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.
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The Declaration of Trust of Six Circles Trust provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder’s acts or omissions. The Declaration of Trust of Six Circles Trust also provides that Six Circles Trust, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.
Six Circles Trust’s Declaration of Trust also provides that Six Circles Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with Six Circles Trust, unless, as to liability to Six Circles Trust, or the shareholders thereof, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declaration of Trust provides that any Trustee who has been determined to be an “audit committee financial expert” shall not be subject to a greater liability or duty of care because of such determination.
Six Circles Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.
DESCRIPTION OF SHARES
Shares of Six Circles Trust. Six Circles Trust is an open-end, management investment company organized as a Delaware statutory trust. Each Fund represents a separate series of shares of beneficial interest. See “The Trust.”
The Declaration of Trust of Six Circles Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of a Fund with each other share of that Fund. The Trustees of Six Circles Trust may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine; however, the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectus and elsewhere in this SAI.
The shareholders of each Fund are entitled to one vote for each share on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of Six Circles Trust. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of Six Circles Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Declaration of Trust of Six Circles Trust.
Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of Six Circles Trust which are not attributable to a specific series or class are allocated among all of their series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.
The Trustees of Six Circles Trust may, without shareholder approval (unless otherwise required by applicable law): (i) cause Six Circles Trust to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law), partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume Six Circles Trust’s registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or territory of the United States, unless
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otherwise permitted under the 1940 Act; (ii) cause any one or more series or classes of Six Circles Trust to merge or consolidate with or into any one or more other series or classes of Six Circles Trust or one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, or corporations; (iii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause Six Circles Trust to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.
The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement Six Circles Trust’s governing instruments, including the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.
The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares.
Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus and this SAI, Six Circles Trust’s shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of Six Circles Trust, shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.
Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Six Circles Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.
PORTFOLIO HOLDINGS DISCLOSURE
The Board, on behalf of each of the Funds, has adopted a portfolio holdings disclosure policy to prevent the misuse of material non-public information relating to the Funds and to ensure all Fund shareholders have equal access to the list of Fund portfolio holdings. Any material amendments to this policy must be reviewed and approved by the Board.
Each Fund intends to disclose a schedule of its portfolio holdings, as of the last day of that month, 30 calendar days after month-end. The Funds will post these schedules on the Six Circles Funds’ website at www.sixcirclesfunds.com. Disclosure of the Funds’ portfolio holdings is required to be made quarterly within 60 days of the end of each period covered by the annual report and semiannual report to shareholders. The Funds will also report their monthly portfolio holdings to the SEC on Form N-PORT on a quarterly basis within 60 days after the end of the fiscal quarter, and information reported for the third month of each Fund’s fiscal quarter will be made public on the SEC’s website. These reports are available, free of charge, on the EDGAR database on the SEC’s website at sec.gov. The Funds may provide their portfolio holdings on the Funds’ website at www.sixcirclesfunds.com at the same time that such reports are filed with the SEC. From time to time, each Fund may post portfolio holdings on the Six Circles Funds’ website more frequently.
Disclosure of the Funds’ complete portfolio holdings is required to be made quarterly within 60 days of the end of each period covered by the annual report and semiannual report to shareholders. The Funds will also report their monthly portfolio holdings to the SEC on Form N-PORT on a quarterly basis within 60 days after the end of the fiscal quarter, and information reported for the third month of each Fund’s fiscal quarter will be made public on the SEC’s website. These reports are available, free of charge, on the EDGAR database on the SEC’s website at sec.gov. The Funds may provide their complete portfolio holdings on the Funds’ website at www.sixcirclesfunds.com at the same time that such reports are filed with the SEC. The Funds may also provide complete portfolio holdings on the Funds’ website more frequently.
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The Funds’ publicly available uncertified, complete list of portfolio holdings information may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to: (i) third party service providers, rating and ranking agencies and affiliated persons of the Funds; and (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients’ consultants. No compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures.
In addition, certain service providers to the Funds or the Adviser, Administrator, Distributor or their affiliates may for legitimate business purposes receive the Funds’ portfolio holdings information earlier than the time period specified above, including JPM Programs, sub-advisers (solely with respect to their respective allocated portions of the Funds), transition managers, rating and ranking agencies, data analytics providers, financial printers, fact sheet and website preparers, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents (to the extent the Funds commence securities lending), consultants retained to assist in the drafting of management discussion of fund performance in shareholder reports, brokers in connection with Fund transactions and in providing pricing quotations and transfer agents. When a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund’s portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than the time period specified above. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).
Disclosure of a Fund’s portfolio securities as an exception to the Fund’s normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and to submit the proposal to the Fund’s Treasurer for approval following business and legal review. Additionally, no compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. The Funds’ Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds’ shareholders, on the one hand, and the Adviser or any affiliated person of the Fund or such entities, on the other hand, by creating a structured review and approval process which seeks to ensure that disclosure of information about the Funds’ portfolio securities is in the best interests of the Funds’ shareholders. There can be no assurance, however, that the Funds’ policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information. majority of the Trustees holding office have been elected by shareholders.
PROXY VOTING PROCEDURES AND GUIDELINES
The Board of Trustees has delegated to the Adviser proxy voting authority with respect to the Funds’ portfolio securities, and the Adviser in turn has delegated such authority to the Sub-Advisers in respect of their respective allocated portions of the Funds. The Sub-Advisers vote proxies in accordance with their respective proxy voting policies and procedures as described in Appendix C to Part II of this SAI.
The Funds file their proxy voting record with the SEC on Form N-PX no later than August 31 of each year (or on the next filing date following August 31 if August 31 falls on a weekend or a day the SEC is closed). Following such filing, each Fund’s voting record for the most recent 12-month period ended June 30 is available, without charge, upon request, by contacting your J.P. Morgan representative, by calling us collect at 1-212-464-2070 or on the SEC’s website at www.sec.gov. Such information can also be accessed from the J.P. Morgan Funds’ website at www.sixcirclesfunds.com a reasonable time after the Form N-PX is filed with the SEC.
ADDITIONAL INFORMATION
The Trust is not required to hold a meeting of shareholders for the purpose of electing Trustees except that: (i) the Trust is required to hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders; and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of shares representing two-thirds of the outstanding shares of the Trust at a meeting duly called for the purpose, which meeting shall be called and held in accordance with the bylaws of the applicable Trust. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.
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As used in the Funds’ Prospectus and in this SAI, “assets belonging to a Fund” means the consideration received by the Trust upon the issuance or sale of shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trust’s Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net asset values of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net asset values of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to particular Funds will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.
As used in this SAI and the Prospectus, the term “majority of the outstanding voting securities” of the Trust or a particular Fund means the following when the 1940 Act governs the required approval: the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Trust or such Fund, or (b) 67% or more of the shares of the Trust or such Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Trust or such Fund are represented in person or by proxy. Otherwise, the declaration of trust, articles of incorporation or by-laws usually govern the needed approval and generally require that if a quorum is present at a meeting, the vote of a majority of the shares of the Trust or such Fund, as applicable, shall decide the question.
Telephone calls to the Funds, the Funds’ service providers or your JPM Program representative may be recorded. With respect to the securities offered hereby, this SAI and the Prospectus do not contain all the information included in the Registration Statements of the Trust filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith are available on the EDGAR database on the SEC’s internet site at www.sec.gov.
Statements contained in this SAI and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statements of the Trust. Each such statement is qualified in all respects by such reference.
No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectus and this SAI do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.
Part II - 165

APPENDIX A — PURCHASES AND REDEMPTIONS
The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase and redemption orders, including procedures for effecting automatic investments and redemptions. The Funds may defer acting on a shareholder’s instructions until it has received them in proper form and in accordance with the requirements described in the Prospectus.
The Funds are designed exclusively for investors participating in investment advisory programs, trusts or pooled investment vehicles managed by JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates (each, a “JPM Program”). Fund shares may only be purchased through a JPM Program by your JPM Program representative acting on your behalf. Fund shares may be purchased or redeemed on any business day. There are no specific minimum investment amounts, redemption fees, distribution fees or sales charges applicable to investing in the Funds, other than as may be applicable generally to an investor’s overall JPM Program account. For purposes of this prospectus, commingled investment vehicles and other pooled investment vehicles, such as registered investment companies, advised by the Adviser or its affiliates are considered to be participating in a JPM Program and are therefore eligible to invest in the Funds.
The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund’s NAV, as described in the section entitled “Net Asset Value.” This is a taxable transaction to the shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, in accordance with policies and procedures approved by the Board of Trustees. Additional information on the requirements applicable to in-kind contributions is available in the Prospectus.
Except as provided in a Fund’s prospectus, and subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has not filed an election under Rule 18f-1.
Generally, any purchase into the Funds must be made through an eligible financial intermediary. For example, in the case of J.P. Morgan clients that hold their program accounts through a master trust, the Funds may refuse to honor purchase orders that are not made through an eligible financial intermediary (i.e., a financial intermediary with an appropriate agreement with the Funds).
Redemptions. In general, shares of a Fund may be exchanged or redeemed at net asset value. The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days when:
(a)
trading on the exchange is broadly restricted by the applicable rules and regulations of the SEC;
(b)
the Exchange is closed for other than customary weekend and holiday closing;
(c)
the SEC has by order permitted such suspension; or
(d)
the SEC has declared a market emergency.
The Board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of a Fund and its shareholders. Liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once a Fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days in any 90-day period. When a fee or a gate is in place, a Fund may elect not to permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a fee or a gate is in effect.
Frequent Trading Policy. Frequent purchases and redemptions of Fund shares (or “round trips”) may interfere with the efficient management of a Fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the Fund’s long-term shareholders.
The Board of Trustees has not imposed redemption fees to discourage frequent trading or short-term trading into and out of the Funds. In reaching this conclusion, the Board took into account that: (i) shares of the Funds currently are expected to only be sold to clients in a JPM Program; and (ii) clients in a JPM Program that invest in the Funds generally will not have discretion to make multiple round trips into and out of the Funds.

Cut-Off Times for Purchase and Redemption Orders. Orders to purchase or redeem shares accepted by a Fund by the cut-off times indicated in the Fund’s Prospectus will be processed at the NAV next calculated after the order is accepted by the Fund.
The Funds reserve the right to change any of these policies at any time.

APPENDIX B — DESCRIPTION OF RATINGS
The following is a summary of published ratings by certain Nationally Recognized Statistical Rating Organizations (“NRSROs”). Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. NRSROs may fail to change credit ratings to reflect subsequent events on a timely basis. Although the Adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by NRSROs.
The Funds only purchase securities that meet the rating criteria, if any, described in the Prospectus and/or the SAI. The Adviser will look at a security’s rating at the time of investment. If the securities are unrated, the Adviser must determine that they are of comparable quality to rated securities. Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the security and is not required to sell a security in the event of a downgrade. Securities issued by the U.S. Government and its agencies and instrumentalities are not rated by NRSROs and so the rating of such securities is determined based on the ratings assigned to the issuer by the NRSRO(s) or if unrated, based on the Adviser’s determination of the issuer’s credit quality. The Adviser may also use the ratings assigned by NRSROs to issuers that are issued by non-U.S. governments and their agencies and instrumentalities to determine the rating of such securities.
From time to time, NRSROs may not agree on the credit quality of a security and issuer and assign different ratings. Certain Funds use the NRSROs and methodology described in their prospectuses to determine the credit quality of their investments, including whether a security is in a particular rating category for purposes of the credit quality requirements specified below. For securities that are not rated by the applicable NRSROs, the Adviser must determine that they are of comparable quality to rated securities. If a Fund’s prospectus does not specify the methodology for determining the credit quality of securities that have received different ratings from more than one NRSRO, such securities will be considered investment grade if at least one agency has rated the security investment grade.
Certain Funds are rated by NRSROs. In order to maintain a rating from a rating organization, the Funds may be subject to additional investment restrictions.
DESCRIPTION OF SHORT-TERM CREDIT RATINGS
Standard & Poor’s Financial Services LLC (“S&P”)
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global
Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B
A short-term obligation rated ‘B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D
A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Dual Ratings
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).
Active Qualifiers (Currently applied and/or outstanding)
L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
P: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
Preliminary: Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
●
Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
●
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
●
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
●
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

●
A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.
t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
cir: This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
Inactive Qualifiers (No longer applied or outstanding)
*: This symbol indicated that the rating was contingent upon S&P Global Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.
G: The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.
pi: This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.
pr: The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.
q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P Global Ratings discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.
Fitch Ratings (“Fitch”)
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1	HIGHEST SHORT-TERM CREDIT QUALITY. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	GOOD SHORT-TERM CREDIT QUALITY. Good intrinsic capacity for timely payment of financial commitments.
F3	FAIR SHORT-TERM CREDIT QUALITY. The intrinsic capacity for timely payment of financial commitments is adequate.

B	SPECULATIVE SHORT-TERM CREDIT QUALITY. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	HIGH SHORT-TERM DEFAULT RISK. Default is a real possibility.
RD
RESTRICTED DEFAULT. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.
Typically applicable to entity ratings only.

D	DEFAULT. Indicates a broad-based default event for an entity, or the default of a short- term obligation.
Limitations of the Credit Ratings Scale
Specific limitations relevant to the Credit Ratings scale include:
●
The ratings do not predict a specific percentage of default likelihood or failure likelihood over any given time period.
●
The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.
●
The ratings do not opine on the liquidity of the issuer’s securities or stock.
●
The ratings do not opine on the possible loss severity on an obligation should an issuer (or an obligation with respect to structured finance transactions) default, except in the following two cases:
●
Ratings assigned to individual obligations of issuers in corporate finance, banks, non-bank financial institutions, insurance and covered bonds.
●
In limited circumstances for U.S. public finance obligations where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues or during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.
●
The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.
The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency‘s opinion on its relative vulnerability to default or in the case of bank Viability Ratings on its relative vulnerability to failure. For the avoidance of doubt, not all defaults will be considered a default for rating purposes. Typically, a default relates to a liability payable to an unaffiliated, outside investor.
The ratings do not opine on any quality related to a transaction’s profile other than the agency’s opinion on the relative vulnerability to default of an issuer and/or of each rated tranche or security.
The ratings do not predict a specific percentage of extraordinary support likelihood over any given period.
In the case of bank Support Ratings and Support Rating Floors, the ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative likelihood of receiving external extraordinary support.
The ratings do not opine on the suitability of any security for investment or any other purposes.
Moody’s Investors Service, Inc. (“Moody’s”)
Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles and public sector entities. Moody’s short-term ratings, unlike its long-term ratings, apply to an individual issuer’s capacity to repay all short-term obligations rather than to specific short-term borrowing programs. Once assigned to an issuer, a short-term rating is global in scope; it applies to all the issuer’s senior, unsecured obligations with an original maturity of less than one year regardless of the currency or market in which the obligations are issued. An exception to the global nature of these ratings occurs if an issuer’s rating is supported by another entity through vehicles such as a letter of credit or guarantee.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1	Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.
P-2	Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.
P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
DBRS Morningstar
The DBRS Morningstar short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the subcategories “(high),” “(middle),” and “(low).”
R-1 (high)	Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
R-1 (middle)
Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree.
Unlikely to be significantly vulnerable to future events.

R-1 (low)
Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high)	Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
R-2 (middle)
Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low)
Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3
Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4	Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
R-5	Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
D
When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS Morningstar may also use SD (Selective Default)
in cases where only some securities are impacted, such as the case of a “distressed exchange.”

DESCRIPTION OF LONG-TERM CREDIT RATINGS
S&P
Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:
●
The likelihood of payment — the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
●
The nature and provisions of the financial obligation, and the promise we impute; and
●
The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.
However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB,B,CCC,CC and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.
However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Fitch
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns,

insurance companies, and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA
HIGHEST CREDIT QUALITY. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
VERY HIGH CREDIT QUALITY. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
HIGH CREDIT QUALITY. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB
GOOD CREDIT QUALITY. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB
SPECULATIVE. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B
HIGHLY SPECULATIVE. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met;
however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	SUBSTANTIAL CREDIT RISK. Default is a real possibility.
CC	VERY HIGH LEVELS OF CREDIT RISK. Default of some kind appears probable.
C
NEAR DEFAULT. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired.
Conditions that are indicative of a ‘C’ category rating for an issuer include:

●the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
●the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
●the formal announcement by the issuer or their agent of a distressed debt exchange;
●a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD	RESTRICTED DEFAULT. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

●an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
●has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and
●has not otherwise ceased operating. This would include:
●the selective payment default on a specific class or currency of debt;
●the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
●the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D
DEFAULT. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Limitations of the Credit Rating Scale:
Specific limitations relevant to the credit rating scale are listed under Description of Short-Term Credit Ratings section.
Moody’s
Long-Term Obligation Ratings
Moody’s long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles and public sector entities. Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.
Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium-grade and are subject to low credit risk.
Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium- grade and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery in principal and interest.
C	Obligations rated C are the lowest-rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
DBRS Morningstar
Long-Term Obligations
The DBRS Morningstar long-term credit ratings provides opinions on the risk of default. DBRS Morningstar considers risk of default to be the risk that an issuer will fail to satisfy the financial obligations in accordance with the terms under which a long-term obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low).” The absence of either a “(high)” or “(low)” designation indicates the credit rating is in the middle of the category.
AAA	Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
AA
Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A
Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB	Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
BB	Speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
B	Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
CCC/CC/C
Very highly speculative credit quality. In danger of defaulting on financial obligations.
There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D
When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS Morningstar may also use SD (Selective Default)
in cases where only some securities are impacted, such as the case of a “distressed exchange.”

DESCRIPTION OF INSURANCE RATINGS
S&P
Insurer Financial Strength Rating Definitions
An S&P Global Ratings insurer financial strength rating is a forward-looking opinion about the financial security characteristics of an insurance organization with respect to its ability to pay under its insurance policies and contracts in accordance with their terms. Insurer financial strength ratings are also assigned to health maintenance organizations and similar health plans with respect to their ability to pay under their policies and contracts in accordance with their terms.
This opinion is not specific to any particular policy or contract, nor does it address the suitability of a particular policy or contract for a specific purpose or purchaser. Furthermore, the opinion does not take into account deductibles, surrender or cancellation penalties, timeliness of payment, nor the likelihood of the use of a defense such as fraud to deny claims.
Insurer financial strength ratings do not refer to an organization’s ability to meet nonpolicy (i.e. debt) obligations. Assignment of ratings to debt issued by insurers or to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of insurer financial strength ratings, and it follows procedures consistent with those used to assign an issue credit rating. An insurer financial strength rating is not a recommendation to purchase or discontinue any policy or contract issued by an insurer.

Insurer Financial Strength Ratings
AAA	An insurer rated ‘AAA’ has extremely strong financial security characteristics. ‘AAA’ is the highest insurer financial strength rating assigned by S&P Global Ratings.
AA	An insurer rated ‘AA’ has very strong financial security characteristics, differing only slightly from those rated higher.
A	An insurer rated ‘A’ has strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.
BBB	An insurer rated ‘BBB’ has good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher-rated insurers.
BB, B, CCC, and CC	An insurer rated ‘BB’ or lower is regarded as having vulnerable characteristics that may outweigh its strengths, ‘BB’ indicates the least degree of vulnerability within the range and ‘CC’ the highest.

BB	An insurer rated ‘BB’ has marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.
B	An insurer rated ‘B’ has weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.
CCC	An insurer rated ‘CCC’ has very weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.
CC	An insurer rated ‘CC’ has extremely weak financial security characteristics and is likely not to meet some of its financial commitments.
SD and D	An insurer rated ‘SD’ (selective default) or ‘D’ is in default on one or more of its insurance policy obligations.

The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on a policy obligation are at risk. A ‘D’ rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay substantially all of its obligations in full in accordance with the policy terms.

An ‘SD’ rating is assigned when S&P Global Ratings believes that the insurer has selectively defaulted on a specific class of policies but it will continue to meet its payment obligations on other classes of obligations. An ‘SD’ includes the completion of a distressed debt restructuring. Claim denials due to lack of coverage or other legally permitted defenses are not considered defaults.

Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Fitch
Insurer Financial Strength Ratings
The Insurer Financial Strength (IFS) Rating provides an assessment of the financial strength of an insurance organization. The IFS Rating is assigned to the insurance company’s policyholder obligations, including assumed reinsurance obligations and contract holder obligations, such as guaranteed investment contracts. The IFS Rating reflects both the ability of the insurer to meet these obligations on a timely basis, and expected recoveries received by claimants in the event the insurer stops making payments or payments are interrupted, due to either the failure of the insurer or some form of regulatory intervention. In the context of the IFS Rating, the timeliness of payments is considered relative to both contract and/or policy terms but also recognizes the possibility of reasonable delays caused by circumstances common to the insurance industry, including claims reviews, fraud investigations and coverage disputes.
The IFS Rating does not encompass policyholder obligations residing in separate accounts, unit-linked products or segregated funds, for which the policyholder bears investment or other risks. However, any guarantees provided to the policyholder with respect to such obligations are included in the IFS Rating.
Expected recoveries are based on the agency’s assessments of the sufficiency of an insurance company’s assets to fund policyholder obligations, in a scenario in which payments have ceased or been interrupted. Accordingly, expected recoveries exclude the impact of recoveries obtained from any government sponsored guaranty or policyholder protection funds. Expected recoveries also exclude the impact of collateralization or security, such as letters of credit or trusteed assets, supporting select reinsurance obligations.
IFS Ratings can be assigned to insurance and reinsurance companies in any insurance sector, including the life & annuity, non-life, property/casualty, health, mortgage, financial guaranty, residual value and title insurance sectors, as well as to managed care companies such as health maintenance organizations.
The IFS Rating uses the same symbols used by the agency for its International and National credit ratings of long-term or short-term debt issues. However, the definitions associated with the ratings reflect the unique aspects of the IFS Rating within an insurance industry context.
Obligations for which a payment interruption has occurred due to either the insolvency or failure of the insurer or some form of regulatory intervention will generally be rated between ‘B’ and ‘C’ on the Long-Term IFS Rating scales (both International and National). International Short-Term IFS Ratings assigned under the same circumstances will align with the insurer’s International Long-Term IFS Rating.
Long-Term International IFS Ratings
The following rating scale applies to foreign currency and local currency ratings. Ratings of ‘BBB-’ and higher are considered to be “secure,” and those of ‘BB+’ and lower are considered to be “vulnerable.”
AAA
EXCEPTIONALLY STRONG. ‘AAA’ IFS Ratings denote the lowest expectation of ceased or interrupted payments. They are assigned only in the case of exceptionally strong capacity to meet policyholder and contract obligations. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
VERY STRONG. ‘AA’ IFS Ratings denote a very low expectation of ceased or interrupted payments. They indicate very strong capacity to meet policyholder and contract obligations. This capacity is not significantly vulnerable to foreseeable events.

A
STRONG. ‘A’ IFS Ratings denote a low expectation of ceased or interrupted payments.
They indicate strong capacity to meet policyholder and contract obligations. This capacity may, nonetheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
GOOD. ‘BBB’ IFS Ratings indicate that there is currently a low expectation of ceased or interrupted payments. The capacity to meet policyholder and contract obligations on a timely basis is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impact this capacity.

BB
MODERATELY WEAK. ‘BB’ IFS Ratings indicate that there is an elevated vulnerability to ceased or interrupted payments, particularly as the result of adverse economic or market changes over time. However, business or financial alternatives may be available to allow for policyholder and contract obligations to be met in a timely manner.

B
WEAK. ‘B’ IFS Ratings indicate two possible conditions. If obligations are still being met on a timely basis, there is significant risk that ceased or interrupted payments could occur in the future, but a limited margin of safety remains. Capacity for continued
timely payments is contingent upon a sustained, favorable business and economic environment, and favorable market conditions. Alternatively, a ‘B’ IFS Rating is assigned to obligations that have experienced ceased or interrupted payments, but with the potential for extremely high recoveries. Such obligations would possess a recovery assessment of ‘RR1’ (Outstanding).

CCC
VERY WEAK. ‘CCC’ IFS Ratings indicate two possible conditions. If obligations are still being met on a timely basis, there is a real possibility that ceased or interrupted payments could occur in the future. Capacity for continued timely payments is solely reliant upon a sustained, favorable business and economic environment, and favorable market conditions. Alternatively, a ‘CCC’ IFS Rating is assigned to obligations that have experienced ceased or interrupted payments, and with the potential for average to superior recoveries. Such obligations would possess a recovery assessment of ‘RR2’
(Superior), ‘RR3’ (Good), and ‘RR4’ (Average).

CC
EXTREMELY WEAK. ‘CC’ IFS Ratings indicate two possible conditions. If obligations are still being met on a timely basis, it is probable that ceased or interrupted payments will occur in the future. Alternatively, a ‘CC’ IFS Rating is assigned to obligations that have experienced ceased or interrupted payments, with the potential for average to below-average recoveries. Such obligations would possess a recovery assessment of ‘RR4’ (Average) or ‘RR5’ (Below Average).

C
DISTRESSED. ‘C’ IFS Ratings indicate two possible conditions. If obligations are still being met on a timely basis, ceased or interrupted payments are imminent. Alternatively, a ‘C’ IFS Rating is assigned to obligations that have experienced ceased or interrupted payments, and with the potential for below average to poor recoveries. Such obligations would possess a recovery assessment of ‘RR5’ (Below Average) or ‘RR6’ (Poor).

Short-Term IFS Ratings
A Short-Term Insurer Financial Strength Rating (ST-IFS Rating) provides an assessment of the near-term financial health of an insurance organization and its capacity to meet senior obligations to policyholders and contract holders that would be expected to be due within one year. The analysis supporting the ST-IFS Rating encompasses all of the factors considered within the context of the IFS Rating, but with greater weight given to an insurer’s near-term liquidity, financial flexibility and regulatory solvency characteristics, and less weight given to longer-term issues such as competitiveness and earnings trends.
The agency will only assign a ST-IFS Rating to insurers that also have been assigned an IFS Rating. Currently, ST-IFS Ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.
The ST-IFS Rating uses the same international ratings scale used by the agency for short-term debt and issuer ratings.
F1
Insurers are viewed as having a strong capacity to meet their near-term obligations.
When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2	Insurers are viewed as having a good capacity to meet their near-term obligations.
F3	Insurers are viewed as having an adequate capacity to meet their near-term obligations.
B	Insurers are viewed as having a weak capacity to meet their near-term obligations.
C	Insurers are viewed as having a very weak capacity to meet their near-term obligations.
Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate finance issuers with IDRs in speculative grade categories.
Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.
The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.
Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgement, but actual recoveries for a given security may deviate materially from historical averages.
RR1	OUTSTANDING RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%–100% of current principal and related interest.
RR2	SUPERIOR RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%–90% of current principal and related interest.
RR3	GOOD RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%–70% of current principal and related interest.

RR4	AVERAGE RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%–50% of current principal and related interest.
RR5	BELOW AVERAGE RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%– 30% of current principal and related interest.
RR6	POOR RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%–10% of current principal and related interest.
Limitations of the Recovery Ratings Scale
Specific limitations relevant to the Recovery Ratings scale include:
●
The ratings do not predict a specific percentage of recovery should a default occur.
●
The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.
●
The ratings do not opine on the liquidity of the issuer’s securities or stock.
●
The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative loss severity of the rated obligation should the obligation default.
●
Recovery Ratings, in particular, reflect a fundamental analysis of the underlying relationship between financial claims on an entity or transaction and potential sources to meet those claims. The size of such sources and claims is subject to a wide variety of dynamic factors outside the agency’s analysis that will influence actual recovery rates.
●
Out-of-court settlements are not contemplated by Fitch’s Recovery Ratings, other than in broad concession payments for some classes of junior-ranking bonds in some specific scenarios. In reality, out-of-court settlements will be influenced heavily by creditor composition and local political and economic imperatives, and Fitch does not attempt to factor these into its Recovery Ratings.
●
Creditor composition is outside the scope of Recovery Ratings. Concentration of creditors at a certain level of the capital structure, common ownership of claims at different levels in a capital structure or even differing entry prices of investors within a creditor class can have a profound effect on actual recovery rates.
●
Information flows for companies close to default can become erratic, which may reduce Fitch’s visibility on its Recovery Ratings.
●
Enterprise valuations play a key role in the allocation of recoveries across credit classes. Recovery Ratings assume cash-flow multiples or advance rates, which are driven by subjective forecasts of Fitch analysts of post-restructuring cash flow, achievable exit multiples and appropriate advance rates. All these parameters are subject to volatility before and during the restructuring process.
●
Recovery rates are strongly influenced by legal decisions. Potential legal decisions are not factored into Fitch’s Recovery Ratings.
Moody’s
Insurance Financial Strength Ratings
Moody’s Insurance Financial Strength Ratings are opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations and also reflect the expected financial loss suffered in the event of default.
Aaa	Insurance companies rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Insurance companies rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Insurance companies rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Insurance companies rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Insurance companies rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Insurance companies rated B are considered speculative and are subject to high credit risk.
Caa	Insurance companies rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Insurance companies rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Insurance companies rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
*By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Short-Term Insurance Financial Strength Ratings
P-1	Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.
P-2	Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.
P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
P-4	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS
S&P
Municipal Short-Term Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
●
Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
●
Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.
D
‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example, due to automatic stay provisions.

Moody’s

Short-Term Obligation Ratings
The Municipal Investment Grade (MIG) scale is used to rate US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years.
MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.
VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF PREFERRED SECURITIES RATINGS
DBRS Morningstar
Preferred Share Rating Scale
The DBRS Morningstar preferred share rating scale reflects an opinion on the risk that an issuer will not fulfil its obligations with respect to both dividend and principal commitments in respect of preferred shares issued in the Canadian securities market in accordance with the terms under which the relevant preferred shares have been issued. Every DBRS Morningstar rating using the preferred share rating scale is based on quantitative and qualitative considerations relevant to the issuing entity. Each rating category may be denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the middle of the category.
Preferred shares issued in the Canadian securities markets are rated using the preferred share rating scale and preferred shares issued outside of the Canadian securities markets are rated using the long-term obligations scale. Because preferred share dividends are only payable when approved, the non-payment of a preferred share dividend does not necessarily result in a “D”. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are affected, such as in the case of a “distressed exchange”.
Pfd-1
Preferred shares rated Pfd-1 are generally of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. Pfd-1 ratings generally correspond with issuers with a AAA or AA category reference point.[1]

Pfd-2
Preferred shares rated Pfd-2 are generally of good credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet and coverage ratios are not as strong as Pfd-1 rated companies. Generally, Pfd-2 ratings correspond with issuers with an A category or higher reference point.

Pfd-3
Preferred shares rated Pfd-3 are generally of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adverse conditions present which detract from debt protection. Pfd-3 ratings generally correspond with issuers with a BBB category or higher reference point.

Pfd-4
Preferred shares rated Pfd-4 are generally speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Issuers with preferred shares rated Pfd-4 generally correspond with issuers with a BB category or higher reference point.

Pfd-5
Preferred shares rated Pfd-5 are generally highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain.
Entities with a Pfd-5 rating generally correspond with issuers with a B category or higher reference point. Preferred shares rated Pfd-5 often have characteristics that, if not remedied, may lead to default.

D
When the issuer has filed under any applicable bankruptcy, insolvency or winding up or the issuer is in default per the legal documents, a downgrade to D may occur. Because preferred share dividends are only payable when approved, the non-payment of a preferred share dividend does not necessarily result in a D. DBRS Morningstar may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”. See the Default Definition document posted on the website for more information.

1
The reference point is a credit rating or intrinsic assessment on the relevant issuer expressed using the long-term obligations scale. For instance, it could be the issuer rating (for a corporate issuer), the intrinsic assessment (for a bank or a non-bank finance company), or the financial strength rating (for an insurance company).

APPENDIX C — PROXY VOTING POLICIES
Mellon Investments Corporation (“Mellon”)
Mellon, through its Proxy Voting Committee (the “Proxy Voting Committee”), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders of U.S. and Japanese companies and those other companies established in non-U.S. jurisdictions that have significant operations occurring within the U.S. (the “Mellon Voting Guidelines”). For non-U.S. companies without significant U.S. operations, Mellon seeks to vote proxies through application of the ISS Global Voting Principles and Regional Policies/Principles (the “ISS Voting Guidelines” and, collectively with the Mellon Voting Guidelines, each as in effect from time-to-time, the “Voting Guidelines”).
Mellon, in voting proxies, will seek to act solely in the best financial and economic interests of its clients, including the funds.
Mellon takes seriously its responsibility to vote proxies on behalf of its clients as a prudent fiduciary. In general, we employ proxy voting to:
●
Align the interests of a company’s management and board of directors with those of the company’s shareholders
●
Promote the accountability of a company’s management to its board of directors, as well as the accountability of the board of directors to the company’s shareholders and stakeholders regarding matters that could affect the long-term value of the company
●
Uphold the rights of a company’s shareholders to affect change by voting on those matters submitted to shareholders for approval
●
Promote adequate disclosure about a company’s business operations and financial activity
Securities of Non-U.S. Companies. With regard to voting proxies with respect to shares of non-U.S. companies, Mellon weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the markets in which the funds may invest. In these markets, Mellon generally seeks to submit proxy votes in a manner consistent with the ISS Voting Guidelines, while taking into account the different legal and regulatory requirements. For example, proxy voting in certain countries requires “share blocking” pursuant to which a fund must deposit before the meeting date its holdings of securities with a designated depositary in order to vote proxies with respect to such securities. During this time, the shares cannot be sold until the meeting has taken place and the shares are returned to the fund’s custodian bank. Mellon generally believes that the benefit of exercising the vote in these countries is outweighed by the cost of voting (i.e., the funds’ portfolio managers not being able to sell the funds’ shares of such securities while the shares are blocked). Therefore, if share blocking is required, Mellon typically elects not to vote the shares. Voting proxies of issuers in non-U.S. markets also raises administrative issues that may prevent voting such proxies. For example, meeting notices may be received with insufficient time to fully consider the proposal(s) or after the deadline for voting has passed. Other markets require the provision of local agents with a power of attorney before acting on the voting instructions. In some cases the power of attorney may be unavailable prior to the meeting date or rejected by the local agent on a technical basis. Additionally, the costs of voting in certain non-U.S. markets may be substantially higher than in the United States.
Securities Out on Loan. For securities that a fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. A fund may recall the loan to vote proxies if a material issue affecting the fund’s investment is to be voted upon.
Material Conflicts of Interest. Mellon seeks to avoid material conflicts of interest between a fund and the fund’s shareholders, on the one hand, and Mellon, or any affiliated person of the fund or Mellon, on the other, through several layers of controls, including its participation in the Proxy Voting Committee. The Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, the members of which are senior officers and investment professionals, and do not include individuals whose primary duties relate to sales, marketing or client services. The Proxy Committee applies detailed, pre-determined proxy voting guidelines (the applicable Voting Guidelines) in an objective and consistent manner across client accounts, based on, as applicable, internal and external research and recommendations provided by third party proxy advisory services (including ISS and Glass

Lewis, together the “Proxy Advisors”) and without consideration of any client relationship factors. When proxies are voted in accordance with these pre-determined Voting Guidelines, it is Mellon’s view that these votes do not present the potential for a material conflict of interest and no additional safeguards are needed. In addition, Mellon engages a third party as an independent fiduciary to vote all proxies for securities of the Bank of New York Mellon Corporation (“BNY”) and may engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. These instances typically arise due to relationships between proxy issuers or companies and BNY, a BNY affiliate, a BNY executive, or a member of BNY’s Board of Directors, but material conflicts of interests may also arise due to relationships involving Mellon and/or Mellon employees, officers and directors. When an independent fiduciary is engaged, the fiduciary either will vote the involved proxy, or provide Mellon with instructions as to how to vote such proxy. In the latter case, Mellon will vote the proxy in accordance with the independent fiduciary’s determination. Other possible conflict resolutions may include: (1) voting in proportion to other shareholders (“mirror voting”); (2) erecting informational barriers around, or recusal from the vote decision making process by, the person or persons making voting decisions; and (3) voting in other ways that are consistent with our obligation to vote in our clients’ best interest.
Operations of the Proxy Voting Committee. The Proxy Voting Committee also has engaged ISS as its proxy voting agent to administer the ministerial, nondiscretionary elements of proxy voting and reporting. In that role, ISS is required to follow the Voting Guidelines and apply them to the corresponding proxy proposals or matters on which a shareholder vote is sought. Accordingly, proxies that can be appropriately categorized and matched will be voted in accordance with the applicable Voting Guideline, or a proxy proposal will be referred to the Proxy Voting Committee if the Voting Guidelines so require, and generally for those proxy proposals or shareholder voting matters that are contested or similarly controversial and require a case-by-case analysis, as determined by the Committee in its discretion (e.g., proxy contests, potentially excessive executive compensation issues, or certain shareholder proposals). In addition, the Proxy Voting Committee has directed ISS to refer to it for discussion and vote all proxy proposals of those issuers: (1) where the percentage of their outstanding voting securities held in the aggregate in accounts managed Mellon is deemed significant or (2) that are at or above a certain specified market capitalization size (each, as determined by the Proxy Voting Committee in its discretion). For items referred to it, the Proxy Voting Committee may determine to accept or reject any recommendation based on the Voting Guidelines, research and analysis provided by its Proxy Advisors, or on any independent research and analysis obtained or generated by Mellon.
Mellon will furnish a copy of its Proxy Voting Policy and its Voting Guidelines upon request to each advisory client that has delegated voting authority. Our Voting Guidelines are also available publicly on our website at www.Mellon.com.
Capital Fund Management S.A. (“CFM”)
CFM has a policy to vote by proxy in shareholder meetings that its clients are notified of, using a third-party proxy voting adviser (the “Proxy Agent”), except when the aggregate clients’ holdings in an issuer are insignificant. CFM will generally vote by proxy in line with the recommendations of the Proxy Agent. To this end, CFM has subscribed to the Proxy Agent’s ESG Guidelines and has verified, based on general guidelines and principles, that the recommendations rather systematically supports shareholder motions that demand more transparency from companies in terms of strategy for climate change and handling of related risks, in terms of lobbying money being spent on climate change related initiatives, and in terms of linking management remuneration to achieving ESG related targets. For ballots relating to particularly sensitive topics, the CFM ESG team may confirm that the Proxy Agent’s recommendation fits its clients’ best interest before approving the vote.
It should be noted that CFM may only vote proxies when it has a mandate to do so and when securities are held with a custodian that allows for proxy voting. Securities that are held with a prime broker that has taken title interest in the security through re-use are generally not available to vote. Equity exposures held as single stock swaps for contract for difference do not provide the possibility to vote. At the current time, for this strategy, all single equities’ exposure is traded via swaps.
Prudential Global Investment Management Fixed Income (“PGIM Fixed Income”)
PGIM Fixed Income is a business unit of PGIM. PGIM Fixed Income’s policy is to vote proxies in the best interests of its clients. In the case of pooled accounts, the policy is to vote proxies in the best interests of the pooled account. The proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PGIM Fixed Income’s judgment of how to further the best interests of its clients through the shareholder or debt-holder voting process.

PGIM Fixed Income invests primarily in debt securities, thus there are few traditional proxies voted by it. PGIM Fixed Income generally votes with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by the policy or circumstances may suggest a vote not in accordance with the established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. Not all ballots are received by PGIM Fixed Income in advance of voting deadlines, but when ballots are received in a timely fashion, PGIM Fixed Income strives to meet its voting obligations. It cannot, however, guarantee that every proxy will be voted prior to its deadline.
With respect to non-U.S. holdings, PGIM Fixed Income takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences. PGIM Fixed Income generally votes non-U.S. securities on a best efforts basis if it determines that voting is in the best interests of its clients.
Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of PGIM Fixed Income. When PGIM Fixed Income identifies an actual or potential material conflict of interest between the firm and its clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments. Proxy voting is reviewed by the trade management oversight committee.
Any client may obtain a copy of PGIM Fixed Income’s proxy voting policy, guidelines and procedures, as well as the proxy voting records for that client’s securities, by contacting the account management representative responsible for the client’s account.
BlackRock Investment Management, LLC (“BlackRock”)
BlackRock’s stewardship policies are developed and implemented by two independent, specialist teams within BlackRock, BlackRock Investment Stewardship (“BIS”) and BlackRock Active Investment Stewardship (“BAIS”). BIS is responsible for engagement and voting in relation to clients’ assets managed by certain index equity portfolio managers. BAIS partners with BlackRock’s active investment teams on company engagement and voting in relation to their holdings. The chart below indicates which specific proxy policy applies to securities held in the sleeves of each Six Circles Fund currently sub-advised by BlackRock:
Fund Name	BIS / BAIS
Six Circles Global Bond Fund	BAIS
Six Circles Credit Opportunities Fund	BAIS
Six Circles Ultra Short Duration Fund	BAIS
Six Circles U.S. Unconstrained Equity Fund	BIS
Six Circles International Unconstrained Equity Fund	BIS
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	BIS
Six Circles Managed Equity Portfolio International Unconstrained Fund	BIS
Six Circles Multi-Strategy Fund	BAIS

BlackRock Investment Stewardship

Global Principles for Benchmark Policies

Effective as of January 2026

BlackRock®

Contents

Introduction to BlackRock Investment Stewardship	3

Philosophy on investment stewardship	3

Key governance topics	5

Boards and directors	6

Auditors and audit-related issues	9

Capital structure, mergers, acquisitions, asset sales, and other special situations	10

Executive compensation and benefits	11

Shareholder protections and other corporate governance matters	12

Shareholder proposals	12

Material sustainability-related risks and opportunities	14

BlackRock’s oversight of its investment stewardship activities	17

Voting Choice	19

Reporting and vote transparency	19

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Introduction to BlackRock Investment Stewardship

At BlackRock, investment stewardship serves as a link between our clients and the companies they invest in and is one of the ways we fulfill our fiduciary responsibilities as an asset manager on their behalf. BlackRock offers a range of proxy voting policies to reflect clients’ individual investment choices and goals.

BlackRock Investment Stewardship (BIS) is responsible for stewardship activities in relation to clients’ assets invested in index equity strategies. BIS takes a long-term approach in our stewardship efforts, reflecting the investment horizons of the majority of our clients. BIS does this through:

1.

Engaging with the boards and management of companies in which clients are invested to deepen our understanding of a company’s business model, including how they are overseeing material business risks and opportunities over time, and to help inform our voting on behalf of clients.[1]

2.	Voting at shareholder meetings on management and shareholder proposals for clients who have authorized BIS to vote on their behalf.

3.	Contributing to industry dialogue on stewardship to share our perspectives on matters that may impact our clients’ investments.

4.	Reporting on our activities to inform clients about our stewardship efforts on their behalf through a range of publications on our website and direct client communications.

This document provides an overarching explanation of the principles that guide our approach to engaging and voting on corporate governance matters and other material risks and opportunities under BIS’ Benchmark Policies. The BIS Benchmark Policies – which are comprised of the BIS Global Principles, regional voting guidelines, and Engagement Priorities – apply to clients’ assets invested through index equity strategies, take a financial materiality-based approach, and are focused solely on advancing clients’ long-term financial interests.2

Philosophy on investment stewardship

Sound governance is critical to a company’s ability to create long-term financial value. We maintain global principles on corporate governance, which guide our approach to stewardship across jurisdictions, while recognizing the unique characteristics of the different markets where companies operate.

Setting, executing, and overseeing strategy are the responsibility of management and the board. As one of many minority shareholders in public companies, BlackRock does not direct a company’s strategy or its implementation, nor how they should manage material business risks. Our role, on behalf of clients as long-term investors, is to better understand how corporate leadership is managing material risks and capitalizing on opportunities to help protect and enhance the company’s ability to deliver long-term financial returns.

[1]

On February 11, 2025, the U.S. Securities and Exchange Commission (SEC) staff issued updated guidance for shareholders to maintain their eligibility to report their beneficial ownership under Schedule 13G of the Exchange Act. We comply fully with these requirements and do not engage with portfolio companies for the purpose, or with the effect, of changing or influencing control of any company.

[2]

Alongside the Global Principles and regional voting guidelines, BIS publishes Engagement Priorities which reflect the five themes on which we most frequently engage companies, where they are relevant, as these can be a source of material business risk or opportunity.

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Stewardship in practice

The assets BlackRock manages belong to our clients, which include public and private pension plans, insurers, official institutions, endowments, universities, charities, family offices, wealth managers, and ultimately, the individual investors that they serve. Through stewardship, we assess how companies are creating long-term financial value to serve our clients, many of whom are saving for long-term goals, such as retirement. Our stewardship program - including when engaging with companies and voting at shareholder meetings on behalf of clients - is conducted from a long-term investor perspective and takes a financial materiality-based approach, focused solely on advancing clients’ long-term financial interests.

BIS engages with the boards and management of companies in which clients are invested to deepen our understanding of a company’s business model, including how they are overseeing material business risks and opportunities over time, and to help inform our voting on behalf of clients. Engagements provide companies with the opportunity to share their perspectives on topics that, in BIS’ experience, impact the long-term financial returns BlackRock’s clients depend on to meet their financial goals.

Voting at a company’s shareholder meeting is a right of share ownership and a core principle of corporate governance. As a fiduciary, BlackRock is legally required to make proxy voting determinations in a manner that is consistent with the investment objectives of clients who have delegated voting authority to us. BIS’ Benchmark Policies, and the vote decisions made consistent with those policies, reflect our reasonable and independent judgment of what is in the long-term financial interests of clients. Our vote decisions are often informed by several factors, including in-depth analysis of company disclosures, comparisons against industry peers, third-party research, and, where appropriate, engagement with companies.

Generally, BIS supports the vote recommendations of the board of directors and management at companies which have sound corporate governance and deliver strong financial returns over time. When we determine it is in our clients’ financial interests to convey concern to companies through voting, we may do so in two forms: we might not support the election of directors or other management proposals, or we might not support management’s voting recommendation on a shareholder proposal.

Shareholder rights

BlackRock’s global approach as a shareholder on behalf of our clients is underpinned by certain rights attached to shareholding in most markets, as established by corporate laws, regulations, and listing rules.3 For example, in most markets, shareholders have the right to:

•	Vote to elect, remove, and nominate directors, approve the appointment of the auditor, and amend the corporate charter or bylaws.

•	Vote on key board decisions that are material to the protection of their investment, including but not limited to, changes to the purpose of the business, dilution levels, and pre-emptive rights.

•	Access sufficient and timely information on governance, strategic, and business matters — where such matters are material — to make informed decisions.

[3]

Examples include: Government of Canada, “Canada Business Corporations Act,” amended 2024; European Union, “Shareholder Rights Directive II,” 2017; and the China Securities Regulatory Commission, “Code of Corporate Governance for Listed Companies in China,” 2001. Websites accessed in December 2025.

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Key governance topics

In our experience, there are certain globally applicable elements of corporate governance that contribute to a company’s ability to create long-term financial value for shareholders. These are topics that shareholders may have the ability to vote on at shareholder meetings. These areas include:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure, mergers, acquisitions, asset sales, and other special situations

•	Executive compensation

•	Shareholder protections and other significant corporate governance matters

•	Shareholder proposals

The BIS Benchmark Policies are not prescriptive but rather are applied on a pragmatic basis, taking into consideration a number of company-specific factors, including the sector, market, and business environment within which companies operate.

At the regional level, it is our view that companies should observe the accepted corporate governance standards in their domestic market at a minimum, and we ask that, if they do not, they explain how their approach better supports durable, long-term financial value creation. Our regional voting guidelines explain how the BIS Global Principles inform our voting decisions in relation to common ballot items for shareholder meetings in those markets.4

[4]

Our regional voting guidelines reflect these different market standards and norms. Depending on the market, generally accepted practice is informed by corporate law, market regulation, best practices, and industry initiatives, amongst other factors. BIS carries out engagement with companies, executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant regional voting guidelines.

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Boards and directors

Oversight role of the board

Companies whose boards are comprised of appropriately qualified, engaged directors with professional characteristics relevant to a company’s business enhance the board’s ability to add long-term financial value and serve as the voice of shareholders in board discussions. In our view, a strong board gives a company a competitive advantage, providing valuable oversight and contributing to the most important management decisions that support long-term financial performance.

For this reason, our investment stewardship efforts focus on the effectiveness of the board of directors. We engage, as necessary, with members of the board’s nominating and/or governance committee to assess whether governance practices and board composition are effective given a company’s business model, sector, market, and the business environment in which a company is operating.

We consider it good practice when the board establishes and maintains a framework of robust and effective governance mechanisms that supports its oversight of the company’s strategy and operations, consistent with the long-term financial interests of investors. This includes having clear descriptions of the role of the board and the committees of the board and how directors engage with and oversee management, as well as disclosure of material risks that may affect a company’s long-term strategy and how management is effectively identifying, managing, and mitigating such risks.

Understanding management’s long-term strategy and the milestones against which investors should assess its implementation is central to our approach. If any strategic targets are significantly missed or materially restated, we find it helpful when company disclosures provide a detailed explanation of the changes and an indication of the board’s role in reviewing the revised targets. We look to the board to articulate the effectiveness of these mechanisms in overseeing the management of business risks and opportunities and the fulfillment of the company’s strategy.

Where a company has not adequately disclosed or demonstrated that its board has fulfilled these corporate governance and risk oversight responsibilities, we may consider not supporting the election of directors who, in our assessment, have particular responsibility for the issues.

When casting vote decisions on behalf of clients on the election of directors, some of the factors that speak to the board’s effectiveness as a group include the relevance of individual directors’ qualifications and skillsets, as well as directors’ capacity and other time commitments, and how these factors may contribute to the company’s financial performance. We look to boards to establish formal and transparent processes for nominating directors that reflect the company’s long-term strategy and business model.

In the section titled “Board quality and effectiveness” below, we provide more detail about our approach to board composition and how it underpins board effectiveness and long-term financial value creation.

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Regular accountability through director elections

The election of directors to the board is a right of shareholders and an important signal of support for, or concern about, the performance of the board in overseeing and advising management. To ensure accountability for their decisions on behalf of shareholders, directors should stand for election on a regular basis, ideally annually.5 Annual director elections allow shareholders to reaffirm their support for, or concerns about, board members’ decisions in a timely manner. When board members are not elected annually, we consider it good practice for boards to have a rotation policy to ensure that, through a board cycle, all directors have had their appointment re-confirmed, with a proportion of directors being put forward for election at each shareholder meeting.

Board quality and effectiveness

Regular director elections also give boards the opportunity to adjust their composition in an orderly way to reflect developments in the company’s strategy and the market environment. In our view, it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking, while supporting both continuity and appropriate succession planning. We consider the average overall tenure of the board and seek a balance between the knowledge and experience of longer-serving directors and the fresh perspectives of directors who joined more recently.

We appreciate when companies regularly review and assess how directors nominated for election contribute to the effectiveness of the board. In our view, the company’s assessment should consider a number of factors, including each director’s independence and time commitments, as well as the breadth and relevance of director experiences and skillsets, and how these collectively contribute to the board’s effectiveness in advising and overseeing management in delivering long-term financial returns.

Director independence

Director independence — from management, significant shareholders, or other related parties — is a central tenet of sound corporate governance across markets.6 We look to boards to have a sufficient number of independent directors, free from conflicts of interest or undue influence, to ensure objectivity in the decision-making of the board and its ability to oversee management. We generally consider it good practice for independent directors to make a majority of the board, or in the case of controlled companies, at least one-third.

Common impediments to independence may include but are not limited to:

•	Current or recent employment at the company or a subsidiary

•	Being, or representing, a shareholder with a substantial shareholding in the company

•	Interlocking directorates

•

Having any other interest, business, or other relationship which could, or could reasonably be perceived to, materially interfere with a director’s ability to act in the best interests of the company and shareholders

[5]	In most markets, directors stand for re-election on an annual or triennial basis, as determined by corporate law, market regulation or voluntary best practice.
[6]	For example, please see: Tokyo Stock Exchange, “Japan’s Corporate Governance Code,” June 11, 2021; Financial Reporting Council, “UK Corporate Governance Code,” January 2024, accessed in December 2025.

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In our experience, boards are most effective at overseeing and advising management when there is a senior, independent board leader. This director may chair the board, or, where the chair is also the CEO (or is otherwise not independent), be designated as a lead independent director. The role of this director is to support independent board members in fulfilling their oversight responsibilities effectively by shaping the agenda, ensuring adequate information is provided to the board, and encouraging independent director participation in board deliberations. We appreciate when the lead independent director or another appropriate director is available to meet with shareholders to explain and contextualize a company’s approach as a situation warrants.

Boards may face matters that could involve conflicts of interest for executives or affiliated directors, or that require additional focus. It is our view that objective oversight of such matters is best achieved when the board forms committees with a majority of independent directors, depending on market norms and a company’s ownership structure. In many markets, these committees of the board specialize in audit, director nominations, and compensation matters, among others. An ad hoc committee might also be formed to decide on a special transaction, particularly one involving a related party, or to investigate a significant adverse event.

Sufficient capacity

As the role and expectations of a director are increasingly demanding, directors must be able to commit an appropriate amount of time to board and committee matters. It is important that directors have the capacity to meet all of their responsibilities — including when there are unforeseen events — and therefore, we consider it best practice when they don’t take on an excessive number of roles that would impair their ability to fulfill their duties.

Board composition

In assessing board composition, we take into account a company’s board size, business model, strategy, market capitalization, and ownership structure, as well as the market in which the company operates. We find it helpful when companies explain how their approach to board composition supports the company’s governance practices.

When nominating directors to the board, we look to companies to provide sufficient information on the individual candidates so that shareholders can assess the capabilities and suitability of each individual nominee and their fit within overall board composition. These disclosures should explain how the collective experience and expertise of the board, as well as the particular skillsets of individual directors, aligns with the company’s long-term strategy. Highly qualified, engaged directors with professional characteristics relevant to a company’s business and strategy enhance the ability of the board to add value and be the voice of shareholders in board discussions.

It is in this context that we are interested in a variety of experiences, perspectives, and skillsets in the board room. We see it as a means of avoiding “group think” in the board’s exercise of its responsibilities to advise and oversee management. We note that in many markets, policymakers have set board gender diversity goals which we may discuss with companies, particularly if there is a risk their board composition may be misaligned.

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Auditors and audit-related issues

BIS recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Accordingly, we look for the assumptions made by management, and reviewed by the auditor in preparing the financial statements, to be reasonable and justified.

We view the audit committee, or its equivalent, as responsible for overseeing the management of the independent auditor and the internal audit function at a company. The committee plays an important role in a company’s financial reporting system by providing independent oversight of the accounts, material financial, and, where appropriate to the jurisdiction, non-financial information and internal control frameworks. Moreover, in the absence of a dedicated risk committee, these committees can provide oversight of Enterprise Risk Management systems.7 In our view, effective audit committee oversight strengthens the quality and reliability of a company’s financial statements and provides an important level of reassurance to shareholders.

We look to audit committees, or their equivalent, to have clearly articulated charters that set out their responsibilities. Additionally, having a rotation plan can periodically refresh the committee membership and introduce new perspectives. We recognize that audit committees will rely on management, internal audit, and the independent auditor to fulfill their responsibilities. However, we look to committee members to demonstrate they have relevant expertise to monitor and oversee the audit process and related activities.

We take particular note of unexplained changes in reporting methodology, cases involving significant financial restatements, or ad hoc notifications of material financial weakness. In this respect, we look to audit committees to provide timely disclosure on the remediation of key and critical audit matters identified either by the external auditor or internal audit function.

The integrity of financial statements depends on the auditor being free of any impediments that could compromise its ability to serve as an effective check on management. To that end, it is important that auditors are, and are seen to be, independent. Where an audit firm provides services to the company in addition to the audit, we look for the fees earned to be disclosed and explained. We look for audit committees to have in place a procedure for assessing the independence of the auditor and the quality of the external audit process on an annual basis.

Comprehensive disclosure provides investors with an understanding of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. We look to the audit or risk committee to periodically review the company’s risk assessment and risk management policies and the significant risks and exposures identified by management, the internal auditors or the independent auditors, and management’s steps to address them. In the absence of detailed disclosures, we may conclude that companies are not adequately managing risk.

[7]

Enterprise Risk Management is a process, effected by the entity’s board of directors, management, and other personnel, applied in strategy setting and across the enterprise, designed to identify potential events that may affect the entity, and manage risk to be within the risk appetite, to provide reasonable assurance regarding the achievement of objectives. Please see: The Committee of Sponsoring Organizations of the Treadway Commission (COSO), “Enterprise Risk Management,” 2023, accessed in December 2025.

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Capital structure, mergers, acquisitions, asset sales, and other special situations

The capital structure of a company is critical to shareholders as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emptive rights are a key protection for shareholders against the dilution of their interests.

In principle, we have concerns with the creation of a share class with equivalent economic exposure and differentiated voting rights. As a result, BIS generally supports bylaw amendments that introduce the adoption of “one share, one vote” for registered shareholders.

However, we recognize that in certain markets, at least for a period of time, companies may have a valid reason for listing dual classes of shares with differentiated voting rights. In our view, such companies should review these share class structures on a regular basis or as company circumstances change. Additionally, they should seek shareholder approval of their capital structure on a periodic basis via a management proposal at the company’s shareholder meeting. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.

In assessing mergers, asset sales, or other special situations, BIS’ primary consideration is the long-term financial interests of our clients as shareholders, and so we will review any proposed transaction with that objective in mind. Typically, we review factors such as whether the proposed transaction has the unanimous support of the board and has been negotiated at arm’s length, and whether the board or management has clearly explained its economic and strategic rationale. We may also seek reassurance from the board that the financial interests of executives and/or board members in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, the recommendation to support should come from the independent directors, a best practice in most markets, and ideally, the terms should have been assessed through an independent appraisal process. In addition, it is good practice that it be approved by a separate vote of the non-conflicted parties.

As a matter of sound governance practice, shareholders should have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. In our view, shareholders are broadly capable of making decisions in their own best interests. We encourage any shareholder rights plans proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter.

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Executive compensation and benefits

Executive compensation is an important tool used by companies to support long-term financial value creation. A well-structured compensation policy rewards the successful delivery of strategic, operational, and/or financial goals; encourages an appropriate risk appetite; and aligns the interests of shareholders and executives through equity ownership.8

We look for a clear link between variable pay and operational and financial performance that support sustained financial value creation for our clients as shareholders. We appreciate when performance targets incorporate ambitious objectives, and the corresponding metrics are aligned with the company’s strategy and business model. BIS does not have a position on whether companies choose to use sustainability-related criteria in compensation structures, but, where they are included, we look to companies to be as rigorous as they would be in setting other financial or operational targets. We appreciate when long-term incentive plans encompass timeframes that: 1) are distinct from annual executive compensation structures and metrics, and 2) encourage the delivery of strong financial results over a period of years.

We consider it best practice when board members responsible for designing and approving executive compensation carefully consider the company’s specific circumstances. Factors to consider may include the company’s risk profile, the environment it operates in, and the individuals the board is trying to attract and retain. We look to the compensation committees to guard against contractual arrangements that would entitle executives to material compensation for early termination of their employment. Finally, we look for pension contributions and other deferred compensation arrangements to be reasonable in light of market practices or the company’s business and executive compensation strategies.

We are not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee, or its equivalent, we appreciate disclosure relating to how and why the discretion was used, and how the adjusted outcome is aligned with the interests of shareholders. In addition, we acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay. However, we encourage companies to clearly explain how compensation outcomes have rewarded performance rather than solely base increases in total compensation on peer benchmarking.

We consider the inclusion of building clawback provisions into incentive plans as good practice. Such provisions could require executives to forgo awards when compensation was based on faulty financial statements or deceptive business practices, or when their behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal investigation.

In our view, non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising directors’ independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

When assessing compensation proposals, BIS reviews companies’ disclosures to determine whether the board’s approach to executive compensation is rigorous in light of the company’s stated long-term corporate strategy and specific circumstances, as well as local market and policy developments.

[8]	The terms “compensation,” “remuneration,” and “pay” are used interchangeably to describe the same concept in different markets.

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When our analysis indicates that executive compensation is misaligned with company performance, BIS may not support management’s proposals to approve compensation, where they are on the agenda. We may also not support members of the compensation committee or equivalent board members for poor compensation practices or structures.

Shareholder protections and other corporate governance matters

Corporate form

In our view, it is the responsibility of the board to determine the corporate form that is most appropriate given the company’s purpose and business model.9 We look to companies proposing to change their corporate form to a public benefit corporation, or similar entity, to put it to a shareholder vote if not already required to do so under applicable law. We appreciate when supporting documentation from companies or shareholders proposing to alter the corporate form clearly explains how the interests of shareholders and different stakeholders would be impacted as well as the accountability and voting mechanisms that would be available to shareholders. We generally support management proposals if our analysis indicates that shareholders’ financial interests are adequately protected. Corporate form shareholder proposals are evaluated on a case-by-case basis.

Shareholder proposals

In most markets, shareholders can submit proposals to be voted on at a company’s shareholder meeting, as long as certain requirements are met. Shareholder proposals span a wide range of topics, including governance reforms, capital management, and changes in the management or disclosure of sustainability-related risks. These proposals have a varying degree of relevance for companies across sectors, locations, and business models.

BIS takes a case-by-case approach to voting on shareholder proposals and maintains a singular focus on the proposal’s implications for long-term financial value creation for shareholders. Our analysis considers whether a shareholder proposal addresses a material risk that may impact a company’s long-term financial performance. BIS may support shareholder proposals that request disclosures that help us, as long-term investors on behalf of our clients, better understand the material risks and opportunities companies face and how they are managing them, especially where this information is additive given the company’s existing disclosures. We look for consistency between the specific request formally made in the proposal, the supporting documentation, and the proponents’ other communications on the issues. We also assess the company’s practices and disclosures and the costs and benefits to the company of meeting the request made in the proposal. We take into consideration a company’s governance practices and disclosures against those of their peers.

BIS does not support shareholder proposals that we view as inconsistent with long-term financial value or that seek to micromanage companies. We take into consideration the legal effect of the proposal, as shareholder proposals may be advisory or legally binding depending on the jurisdiction, while others may make requests that would be deemed illegal in a given jurisdiction.

[9]	Corporate form refers to the legal structure by which a business is organized.

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In our experience, it is helpful when companies disclose the names of the proponent or organization that has submitted or advised on the proposal. We recognize that some shareholder proposals bundle topics and/or specific requests. Further, the proponent’s supporting statement may refer to topics that are not directly related to the request made in the proposal. In voting on behalf of clients, we must vote yes or no on the proposal as phrased by the proponent. Therefore, when we vote in support of a proposal, we are not necessarily endorsing every element of the proposal or the reasoning, objectives, or supporting statement of the proponent. We may support a proposal for different reasons than those put forth by the proponent, when we believe that overall it may advance our clients’ long-term financial interests.

BlackRock is subject to certain rules, regulations, agency guidance, and contractual agreements that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients. BlackRock does not nominate directors for board elections or submit shareholder proposals to companies. Non-compliance with these requirements could adversely affect BlackRock’s ability to serve its clients’ interests.

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Material sustainability-related risks and opportunities

Appropriate oversight of material risks and opportunities, including material sustainability-related risks and opportunities, is an important component of having an effective governance framework that supports durable, long-term financial value creation.10

We look to companies to provide robust disclosure that allows investors to effectively evaluate companies’ strategy and business practices related to material sustainability-related risks and opportunities. We find it helpful when companies’ disclosures demonstrate that they have a resilient business model that integrates material sustainability-related risks and opportunities into their strategy, risk management, and metrics and targets, including industry-specific metrics.

Standardized disclosure of sustainability-related data supports investors in making informed decisions. The International Sustainability Standards Board (ISSB) standards, IFRS S1 and S2, represent one such approach to standardization that we find useful in our analysis.11 However, we do not mandate any specific disclosure framework companies should use, and recognize that companies may report using different standards, some of which may be required by regulation. In such cases, we ask that companies highlight the metrics that are industry- or company-specific.

We also recognize that companies may be phasing in reporting over several years. We do not prescribe timelines regarding when companies should make sustainability-related disclosures but appreciate it when companies produce them sufficiently in advance of their shareholder meeting, to the best of their abilities, to provide investors with time to assess the data and make informed voting decisions.

Industry initiatives on managing specific operational risks may also provide useful guidance to companies on best practices and disclosures. While not a voting item, we find it helpful to our understanding of investment risk when companies disclose any relevant global sustainability-related standards adopted, the industry initiatives in which they participate, any peer group benchmarking undertaken, and any assurance processes to help investors understand their approach to sustainable and responsible business practices.

[10]

By material sustainability-related risks and opportunities, we mean the drivers of risk and financial value creation in a company’s business model that have an environmental or social dependency or impact. Examples of environmental issues include, but are not limited to, water use, land use, waste management, and climate risk. Examples of social issues include, but are not limited to, human capital management, impacts on the communities in which a company operates, customer loyalty, and relationships with regulators.

[11]

The ISSB is an independent standard-setting body within the International Financial Reporting Standards (IFRS) Foundation. The standards build on the Task Force on Climate-related Financial Disclosures (TCFD) framework and the standards and metrics developed by the Sustainability Accounting Standards Board (SASB), which have both converged under the ISSB. Please refer to the IFRS website to learn more about the framework and standards S1 “General Requirements for Disclosure of Sustainability-related Financial Information” and S2 “Climate-related Disclosures.” Websites accessed in December 2025.

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Climate and nature-related risk

Many companies are assessing how to navigate the low-carbon transition while delivering long-term financial value to investors. For companies facing material climate-related risks, we find it helpful when they publicly disclose, consistent with their business model and sector, how they intend to deliver long-term financial performance through the low-carbon transition, including where available, their transition plan.12,13 From company disclosures and engagement, we seek to understand the strategies companies have in place to manage material risks to, and opportunities for, their long-term business model associated with a range of climate-related scenarios.

Recognizing the value of these disclosures, certain markets such as the European Union mandate large companies to disclose such climate-related financial information, while in other jurisdictions these disclosures are viewed as best practice in the market.

The ISSB standards provide one such framework that can assist investors in assessing company-specific climate-related risks and opportunities, and informing investment decisions. Such disclosures also provide investors with insights into how companies are managing the risks associated with a transition to a low-carbon economy by managing their own carbon emissions or emissions intensities to the extent financially practicable.

The ISSB standards, for example, contemplate disclosures on how companies are setting short-, medium-and long-term targets, ideally science-based where these are available for their sector, for scope 1 and 2 greenhouse gas emissions (GHG) reductions and to demonstrate how their targets are consistent with the long-term financial interests of their investors.

While we recognize that regulators in some markets are moving to mandate certain disclosures, at this stage, we view scope 3 emissions differently from scopes 1 and 2, given methodological complexity, regulatory uncertainty, concerns about double-counting, and lack of direct control by companies. We welcome disclosures and commitments that companies choose to make regarding material scope 3 emissions and recognize that these are provided on a good-faith basis as methodology develops.

In addition to climate-related risks and opportunities, for companies whose strategies, operations or supply chains are materially reliant on natural capital, nature-related risks and opportunities may affect their ability to generate long-term financial returns.14 For these companies, we rely on disclosures to understand how their strategies consider nature-related impacts and dependencies and to assess how the board oversees these risks.15

[12]

We have observed that more companies are developing such plans, and public policymakers in certain markets are signaling their intentions to require them or already have requirements in place, such as Australia, Brazil, and the European Union (please see the International Transition Plan Network for information). We view transition plans as a method for a company to both internally assess and externally communicate its long-term strategy, ambition, objectives, and actions to create financial value through the global transition towards a low-carbon economy. Across the landscape there remains divergence on the objectives of such plans and the details they should contain. While transition plans can be helpful disclosure, BIS does not make the preparation and production of transition plans a voting issue. BIS may engage companies that have chosen to publish a transition plan to understand their planned actions and resource implications. Website accessed in December 2025.

[13]	For more information, please see our commentary “Climate-related risks and a low-carbon transition,” December 2025.
[14]	For more information, please see our commentary “Our approach to engagement on natural capital,” December 2025.
[15]

Given the growing awareness of the materiality of these issues for certain businesses, enhanced reporting on a company’s natural capital dependencies and impacts would aid investors’ understanding. The recommendations of the Taskforce on Nature-related Financial Disclosures (TNFD) may prove useful to some companies. We recognize that some companies may report using different standards, which may be required by regulation, or one of a number of other private sector standards. TNFD-aligned reporting is not a voting issue. Website accessed in December 2025.

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Companies’ impact on their workforce, supply chains, and communities

Companies determine their key stakeholders based on what is material to their business and long-term financial performance. For many companies, key stakeholders include employees, business supply chains, clients and consumers, regulators, and the communities in which they operate.

In our experience, companies that invest in the relationships that are critical to their strategic objectives are more likely to deliver durable, long-term financial performance. By contrast, we have found that poor relationships may create adverse impacts that could expose companies to legal, regulatory, operational, and reputational risks. This is particularly relevant to a company’s workforce, which is central to long-term financial value creation.16

As a long-term shareholder on behalf of our clients, we find it helpful when companies disclose how they have identified their key stakeholders and considered their interests in business decision-making. In addition to understanding broader stakeholder relationships, BIS finds it helpful when companies discuss how they consider the needs of their workforce today, and the skills required for their future business strategy. We are also interested in understanding how the board monitors and engages on these matters, given it is well positioned to ensure that the approach taken by management is informed by and aligns with the company’s strategy. BIS does not direct a company’s policies or practices, which are the responsibility of management and the board.

In addition, we find it helpful when companies disclose their approach to addressing material adverse impacts that could arise from their business practices and affect critical relationships with their stakeholders. We encourage companies to implement, to the extent appropriate, monitoring processes (often referred to as due diligence) to identify and mitigate potential adverse impacts and grievance mechanisms to remediate any actual adverse material impacts.

We look to boards to oversee management’s approach to addressing material risks related to key stakeholders and may convey concerns about board oversight in our voting on director elections or supporting a business relevant shareholder proposal when, in our assessment, the board is not acting in shareholders’ long-term financial interests.

[16]	For more information, please see our commentary “Our approach to engagement on human capital management,” December 2025.

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BlackRock’s oversight of its investment stewardship activities

BIS’ governance structure supports oversight and accountability of stewardship-related activities on behalf of clients at the global and regional level.

At the top of this governance structure, the risk-focused BIS Global Oversight Committee (the Committee) supports BIS’ regulatory responsibilities in relation to proxy voting, including adherence to policies and procedures as well as market-level stewardship requirements. The Committee reviews and approves amendments to the Global Principles and regional voting guidelines. The Committee also reviews periodic reports regarding the votes cast by BIS on behalf of clients, as well as updates on material process issues, procedural changes, and other risk oversight considerations. The Committee is chaired by the Global Heads of the Investment Stewardship function and its members include senior BlackRock executives with legal, risk, and other experience relevant to team oversight who are independent from the investment stewardship function.

The Global Heads have primary oversight of BIS’ activities globally, including voting in accordance with the Global Principles and regional voting guidelines. At the regional level, three regional Heads for the Americas, APAC, and EMEA oversee BIS’ activities for their specific markets.

Vote execution

BIS votes proxies on behalf of index equity funds and accounts when authorized by our clients. We have processes in place to consider all proxies for which we have voting authority, and submit voting decisions, or refrain from voting when logistical issues arise (see below). The BIS Benchmark Policies – and the vote decisions made consistent with those policies – reflect our reasonable and independent judgment and are made without regard to the relationship between the issuer of the proxy (or any shareholder proponent or dissident shareholder) and the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures,” below).

In certain markets, proxy voting involves logistical issues which can affect BIS’ ability to vote, as well as the cost of voting such proxies on behalf of our clients. These issues include, but are not limited to: 1) untimely notice of shareholder meetings; 2) restrictions on a foreigner’s ability to exercise votes; 3) requirements to vote proxies in person; 4) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings from the point at which votes are submitted until after the after the shareholder meeting has occurred); 5) potential difficulties in translating the proxy; 6) regulatory constraints; and 7) requirements to provide local agents with powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.

BIS votes proxies in these situations on a “best-efforts” basis. In addition, BIS may determine that it is generally in the interests of BlackRock’s clients not to vote proxies (or not to vote our full allocation) if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.

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Conflicts management policies and procedures

BIS is a dedicated function whose responsibilities are separate from BlackRock’s sales, business partnership or enterprise-level vendor management activities.

BlackRock maintains policies and procedures that are designed to prevent undue influence on BIS’ proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees.

For information on how BIS manages conflicts of interest, please see our disclosure.

Securities lending

When authorized, BlackRock acts as a securities lending agent on behalf of its clients. Lending securities enables BlackRock to increase the returns in clients’ portfolios, and BlackRock’s lending agreements allow it to recall securities out on loan at any time. BlackRock (or any other lender) does not retain voting rights for securities out on loan. Entitlements associated with the lent securities (dividends, coupons, etc.), while on loan are paid back to the lender of the security as stipulated in industry standard legal agreements.

With regard to the relationship between securities lending and proxy voting, BlackRock cannot vote shares on loan and may determine to recall them for voting, as guided by our fiduciary duty as an asset manager to our clients in helping them achieve their investment goals. While this has occurred in a limited number of cases, the decision to recall securities on loan as part of BlackRock’s securities lending program in order to vote is based on an evaluation of various factors that include, but are not limited to, assessing potential securities lending revenue alongside the potential long-term financial value to clients of voting those securities (based on the information available at the time of recall consideration).17 BIS works with colleagues in the Securities Lending and Risk and Quantitative Analysis teams to evaluate the costs and benefits to clients of recalling shares on loan.

In almost all instances, BlackRock anticipates that the potential long-term financial value to clients of voting shares would be less than the potential revenue the loan may provide clients. However, in certain instances, BlackRock may determine, in our independent business judgment as a fiduciary, that the value of voting outweighs the securities lending revenue loss to clients and would therefore recall shares to be voted in those instances. It is important to note that the majority of lendable assets in the market at any given time are not out on loan.

Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.

[17]

Recalling securities on loan can be impacted by the timing of record dates. In the U.S., for example, the record date of a shareholder meeting typically falls before the proxy statements are released. Accordingly, it is not practicable to evaluate a proxy statement, determine that a vote has a material impact on a fund and recall any shares on loan in advance of the record date for the annual meeting. As a result, managers must weigh independent business judgement as a fiduciary, the benefit to a fund’s shareholders of recalling loaned shares in advance of an estimated record date without knowing whether there will be a vote on matters which have a material impact on the fund (thereby forgoing potential securities lending revenue for the fund’s shareholders) or leaving shares on loan to potentially earn revenue for the fund (thereby forgoing the opportunity to vote).

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Voting Choice

BlackRock offers Voting Choice, a program that provides eligible clients with more opportunities to participate in the proxy voting process, where legally and operationally viable.18

Voting Choice is currently available for eligible clients invested in certain institutional pooled funds in the U.S., UK, Ireland, Canada, and Switzerland that utilize index equity investment strategies, as well as eligible clients in certain institutional pooled funds in the U.S., UK, Canada, and Switzerland that use systematic active equity (SAE) strategies. In addition, institutional clients in separately managed accounts (SMAs) continue to be eligible for BlackRock Voting Choice regardless of their investment strategies.19 Voting Choice is also available for eligible U.S. retail shareholder accounts invested in BlackRock’s largest U.S. exchange-traded fund. 20

As a result, the shares attributed to BlackRock portfolios in company share registers may be voted differently depending on whether our clients have authorized BIS to vote on their behalf, have authorized BIS to vote in accordance with a third-party policy, or have elected to vote shares in accordance with their own policy. Our clients have greater control over proxy voting because of Voting Choice.21

Reporting and vote transparency

We are committed to transparency of the stewardship work we do on behalf of clients. We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. We make public our regional voting guidelines for the benefit of clients and the companies in which we invest on their behalf. We also publish commentaries to share our approach to engagement on our five engagement priorities, as well as quarterly reports detailing our proxy voting and engagement activities.

[18]

BlackRock will determine eligibility criteria under this program based upon, among other things, local market regulation and practice, cost considerations, operational risk and/or complexity, and financial considerations, including the decision to lend securities.

[19]

With Voting Choice, SMA clients have the ability to select the policy that best aligns with their views and preferences from a set of voting policies from third-party proxy advisers. BlackRock can then use its proxy voting infrastructure to cast votes for the SMA based on the client’s selected voting policy.

[20]	Read more about BlackRock Voting Choice on our website.
[21]	BlackRock does not disclose client information, including a client’s selection of proxy policy, without client consent.

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Want to know more?

blackrock.com/stewardship | contactstewardship@blackrock.com

This document is provided for information and educational purposes only. Investing involves risk, including the loss of principal.

Prepared by BlackRock, Inc.

©2025 BlackRock, Inc. All rights reserved. BLACKROCK is a trademark of BlackRock, Inc., or its subsidiaries in the United States and elsewhere. All other trademarks are those of their respective owners.

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BlackRock Active Investment Stewardship

Global Engagement and Voting Guidelines

Effective as of January 2026

BlackRock®

Part II - C - 21

Contents

Overview	3

Introduction to BlackRock	4

About BlackRock Active Investment Stewardship	4

Our approach to stewardship within active equities	5

Our approach to stewardship within fixed income	5

Boards of Directors	6

Executive compensation	9

Non-executive director compensation	11

Capital structure	11

Transactions and special situations	12

Corporate reporting, risk management and audit	13

Shareholder rights and protections	14

Shareholder proposals	15

Corporate political activities	16

Material sustainability-related risks and opportunities	16

Key stakeholders	17

Climate and decarbonization investment objectives	18

Appendix 1: How we fulfil and oversee our active investment stewardship responsibilities	19

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Overview

This document provides high level guidance on how BlackRock Active Investment Stewardship (BAIS) views corporate governance matters that are commonly put to a shareholder vote, or on which investors engage with issuers.1 BAIS works in partnership with BlackRock’s investment teams, excluding index equity2, providing expertise on investment stewardship and engaging with companies alongside and on behalf of those teams when appropriate. The team is responsible for establishing voting guidelines for the active equity platform, providing vote recommendations and operationalizing voting decisions. The guidance informs the voting recommendations BAIS makes to BlackRock’s active portfolio managers. It applies to active equity holdings in BlackRock’s fundamental equity, systematic equity and multi-asset solutions strategies. It also may apply to holdings in BlackRock’s index and active fixed income strategies, to the extent those strategies hold voting securities or conduct issuer engagements. The guidelines are not prescriptive as active portfolio managers have discretion as to how they integrate these guidelines within their investment processes in light of their clients’ or funds’ investment objectives. There are separate, independently developed principles and voting policies that are applied to BlackRock’s index equity investments by a distinct and independent function, BlackRock Investment Stewardship.

[1]

This document includes BAIS’ benchmark policy, which covers nearly all active equity holdings in BlackRock’s fundamental equity, systematic equity and multi-asset solutions strategies. The benchmark policy also may apply to holdings in BlackRock’s index and active fixed income strategies, to the extent those strategies hold voting securities or conduct issuer engagements. This document also includes BAIS’ decarbonization policy, which covers holdings in BlackRock active funds that have climate and decarbonization objectives in addition to financial objectives.

[2]

BlackRock segmented active and index equity investment functions, including stewardship, in January 2025 as part of a strategic initiative to unlock the full breadth of the firm’s active and private markets capabilities for clients. As a result, there are two stewardship teams, which operate independently of one another and have separate voting policies.

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Introduction to BlackRock

BlackRock’s mission is to help more people invest better. The money BlackRock manages is not its own — it belongs to BlackRock’s clients, many of whom make their own asset allocation and portfolio construction decisions. As a fiduciary, BlackRock invests on clients’ behalf to help them meet their investment objectives. The firm does this by understanding clients’ long-term investment objectives and offering choice on how and where they wish to invest their money. BlackRock then helps clients seek the best risk-adjusted returns based on those choices, underpinning this work with research, data and analytics.

At BlackRock, investment stewardship is core to our role as an asset manager and a fiduciary to our clients. As stewards of our clients’ assets, we engage with companies to discuss the corporate governance and business practices that, in our experience, support companies in delivering durable, risk-adjusted financial returns over time. We are committed to building strong relationships through constructive, ongoing dialogue with the boards and executive management of the companies in which our clients are invested.

About BlackRock Active Investment Stewardship

BlackRock Active Investment Stewardship (BAIS) is a specialist team within the Portfolio Management Group and manages BlackRock’s stewardship engagement and voting on behalf of clients invested in active strategies globally. BAIS is also responsible for engagement with issuers in index fixed income strategies, where appropriate. Our activities are informed by these Global Engagement and Voting Guidelines (the “Guidelines”) and insights from active investment analysts and portfolio managers, with whom we work closely in engaging companies and voting at shareholder meetings.

Engagement with public companies is the foundation of our approach to stewardship within fundamental active investing.3 Through direct dialogue with company leadership, we seek to understand their businesses and how they manage risks and opportunities to deliver durable, risk-adjusted financial returns. Portfolio managers and stewardship specialists may engage jointly or independently on material corporate governance matters. Our discussions focus on topics relevant to a company’s success over time, including governance and leadership, corporate strategy, capital structure and financial performance, operations and material sustainability-related risks, as well as macro-economic, geopolitical and sector dynamics. We aim to be constructive investors and are generally supportive of management teams that have a track record of financial value creation. We aim to build and maintain strong relationships with company leadership based on open dialogue and mutual respect.

Different active equity strategies may implement these voting guidelines differently, as a result of the latitude each portfolio manager has to make independent voting decisions on their holdings. For example, BAIS will generally vote the holdings in Systematic Active Equity portfolios in accordance with these guidelines. We provide voting recommendations to fundamental equity portfolio managers, who may determine to vote differently based on each portfolio’s investment objectives and strategy.

These guidelines discuss BAIS’ views on corporate governance topics on which we may engage with management teams and board directors4 and on matters that routinely come to a shareholder vote. We

[3]

On February 11, 2025, the U.S. Securities and Exchange Commission (SEC) staff issued updated guidance for shareholders to maintain their eligibility to report their beneficial ownership under Schedule 13G of the Exchange Act. We comply fully with these requirements and do not engage with portfolio companies for the purpose, or with the effect, of changing or influencing control of the company.

[4]	References to the board, board directors or non-executive directors should be understood to include supervisory boards and their members, where relevant.

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recognize that accepted corporate governance norms can differ across markets, and believe these guidelines represent globally applicable elements of governance that support a company’s ability to manage material risks and opportunities and deliver financial returns to investors. Generally, we believe companies should observe accepted corporate governance norms within their local markets or, particularly in markets without well-established norms, aspire to widely recognized international best practices. As one of many minority shareholders, BlackRock cannot – and does not try to – direct a company’s strategy or its implementation. We look to companies to provide disclosures that explain how their approach to corporate governance best aligns with the financial interests of their investors.

Our approach to stewardship within active equities

Voting at a company’s shareholder meeting is a right of share ownership and a core principle of corporate governance. The voting rights attached to clients’ holdings are an important mechanism for investors to express support for, or concern about, a company’s performance. As a fiduciary, BlackRock is legally required to make proxy voting determinations, on behalf of clients who have delegated voting authority to us, in a manner consistent with BlackRock’s contractual arrangements with clients and funds.

In general, we tend to support the recommendations of the board of directors and management. As indicated below, we may vote against management recommendations when we have concerns about how companies are serving the financial interests of our clients as their shareholders. BAIS takes a globally consistent approach to voting but considers the different corporate governance regulations and norms across markets. Votes are determined on a case-by-case basis, in the context of a company’s situation and the investment mandate we have from clients. Please see page 19 for more information about how we fulfill and oversee our investment stewardship responsibilities for BlackRock’s non-index equity strategies.5

Our approach to stewardship within fixed income

Although fixed income investors do not have the right to vote at shareholder meetings, issuer engagement is a component of fixed income investment strategies at BlackRock, particularly for those with sustainability objectives in addition to financial objectives. Most corporate governance-related fixed income engagements are undertaken in conjunction with the active investment stewardship team, and often active equity investors. In addition to the topics listed below, engagement with fixed income investment teams may help inform an issuer’s approach to structuring specialist issuances and the standard terms and information in bond documentation.

[5]

Non-index equity strategies include active equity holdings in BlackRock’s fundamental equity, systematic equity and multi-asset solutions strategies, as well as holdings in BlackRock’s index and active fixed income strategies, to the extent those strategies hold voting securities or conduct issuer engagements.

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Boards of Directors

Roles and responsibilities

There is widespread consensus that the foundation of good corporate governance is an effective board of directors that is able to advise and supervise management in an independent and objective manner.6

We look to the board of directors (hereafter the “board”) to have an oversight role in the establishment and realization of a company’s strategy, purpose and culture. These constructs are interdependent and, when aligned, can better position a company to be resilient in the face of a changing business environment, help reduce the risks of corporate or employee misconduct, and attract and retain the caliber of workers necessary to deliver financial performance over time.

In overseeing the management of the company, the board ensures the necessary resources, policies and procedures are in place to help management meet its strategic objectives within an agreed risk tolerance.

One of the most important responsibilities of the board is to appoint, and remove as necessary, the chief executive officer (“CEO”). In addition, the board plays a meaningful role in monitoring the performance of the CEO and other key executives, determining executive compensation, ensuring a rigorous audit, overseeing strategy execution and risk management and engaging with shareholders, and other stakeholders, as necessary.

Composition and effectiveness

Appointment process

A formal and transparent process for identifying and appointing director candidates is critical to ensuring the board is composed of directors with the appropriate mix of skills and experience. Generally, the board or a sub-committee determines the general criteria given the company’s circumstances (e.g., sector, maturity, geographic footprint) and any additional criteria for a specific role being filled (e.g., financial expertise, industry track record). To inform the process, we encourage companies to review the skills and experience of incumbent directors to identify any gaps and whether the skills and experience of a director candidate would be additive. We welcome disclosures that explain how the board considered different skills and experience to ensure that the directors collectively can be effective in fulfilling their responsibilities. We assess a company’s board composition against that of its peer group and local market requirements.

Shareholders periodically vote to elect directors to serve on the board. We do not prescribe any particular board composition in our engagements or voting but seek to understand how well placed a board is to act in investors’ interests. We may vote against the election of the most senior independent director, or the chair of the relevant committee, where a company has not demonstrated it has an appointment process that results in a high functioning board with the appropriate complement of skills and experience amongst the directors to support strong financial performance over time. We may vote against newly nominated directors who do not seem to have the appropriate skills or experience to contribute to the board’s effectiveness.

[6]	See the Corporate Governance Codes of Germany, Japan, and the UK, as well as the corporate governance principles of the US Business Roundtable as examples.

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Independence

Director independence from management, significant shareholders or other stakeholders (e.g., government or employees) is of paramount importance to the protection of the interests of minority shareholders such as BlackRock’s clients. We consider it good practice for at least half the directors to be independent and free from conflicts of interest or undue influence.7 This also helps to ensure that board committees are composed of a sufficient number of independent directors. Companies domiciled in markets with a higher threshold for board independence should meet those local requirements.

We may vote against the election of non-independent directors if the board does not have a sufficient balance of independence. We may also vote against the election of the chair of the committee responsible for board composition if this is a perennial issue.

Independent board leadership

Practices across markets differ, as do board structures, but we observe two main approaches to independent board leadership. One is a non-executive, independent chair of the board who is responsible for leading the board in the effective exercise of its duties. The other is a lead or senior independent director, who is responsible for coordinating with the other non-executive directors and working closely with the executive chair on the board agenda and other board procedures. In this case, the executive chair and the lead independent director work together to ensure the board is effectively fulfilling its responsibilities. In our view, the independent leader of the board, and/or the chair of a relevant committee, should be available to investors to discuss governance matters such as CEO succession, executive pay, and board performance. We look to boards to explain their board leadership model and how it serves the interests of shareholders.

We may vote against the election of the chair of the committee responsible for board composition if there is not an identified independent leader of the board with clear responsibilities for board performance. We may vote against the most senior independent director if the board has a policy of not engaging with shareholders.

Tenure and succession

In our view, it is good practice for boards to establish the length of time a director would normally be expected to serve, in line with market norms where those exist. We find it helpful when companies disclose their approach to director tenure particularly around the contributions of directors who have served for longer periods than typically provided for under local practice. In our experience, long-serving directors could become less independent given their long-term relationship with management and involvement in past board decisions.

Succession planning for board roles helps achieve the appropriate cadence of turnover that balances renewal through the regular introduction of directors with fresh perspectives and expertise with continuity through the retention of directors with long-term knowledge of the board and company.

[7]

Common impediments to independence may include but are not limited to: current or recent employment at the company or a subsidiary; being, or representing, a shareholder with a substantial shareholding in the company; interlocking directorships; lengthy tenure, and having any other interest, business, or other relationship which could, or could reasonably be perceived to, materially interfere with a director’s ability to act in the best interests of the company and shareholders.

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In markets where there is not specific director tenure guidance from regulation or corporate governance best practices, we may vote against the election of the chair of the committee responsible for board composition if a company does not clearly disclose its approach to director tenure and board renewal. We may vote against the election of directors who have served for more years than is typical in markets with specific guidance, where the case for their continued service is not evident.

Capacity

To be effective and engaged, directors need to have the time and energy to commit to the role. In our view, an effective board will assess the ability of its members to maintain an appropriate focus on board matters and the company taking into consideration competing responsibilities. We recognize that board leadership roles vary across markets in responsibilities and required time commitment but note that they are generally more intensive than a standard directorship. We will take local norms and practices into consideration when making our voting determinations across markets.

We may vote against the election of directors who do not seem to have sufficient capacity to effectively fulfil their duties to the board and company.

Director elections

Regular election of directors, ideally annually, supports director accountability to shareholders. A classified board structure8 may be justified by a company when it needs consistency and stability during a time of transition, or on the basis of its business model (e.g., a non-operating company such as closed-end funds).

Shareholders should have the opportunity to evaluate nominated directors individually rather than in bundled slates. We look to companies to provide sufficient information on each director standing for election so that shareholders can assess their capabilities and suitability. We will generally not support the election of directors whose names and biographical details have not been disclosed sufficiently in advance of the shareholder meeting.

Each director’s appointment should be dependent on receiving a simple majority of the votes cast at the shareholder meeting. Where a company’s practices differ, we look to the board to provide a detailed explanation as to how its approach best serves investors’ interests.

We may vote for shareholder or management proposals seeking to establish annual election of directors and/or a simple majority vote standard for director elections. We may vote against all the directors standing for election as part of a single slate if we have concerns about the profile or performance of an individual director.

Committees

Many boards establish committees to focus on specific responsibilities of the board such as audit and risk, governance and human capital, and executive compensation, amongst other matters. We do not prescribe to companies what committees they should establish, but we seek to understand the board’s rationale for the committee structure it determines is appropriate. We note that, in some markets, regulation requires such committees. The responsibilities of each committee should be clear, and the board should ensure that all critical matters are assigned either to the full board or to one of the committees. It is helpful to investor

[8]	A classified board divides the directors into classes with different overlapping terms. As a result, only one class of directors stands for election in any one year.

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understanding when the board discloses the structure, membership, proportion of independent directors, and responsibilities of each committee. The responsibilities we typically see assigned to the three most common committees include:

•

Audit and risk – oversight responsibilities for the integrity of financial reporting, risk management and compliance with legal and regulatory requirements; may also play an oversight role in relation to the internal audit function and whistleblowing mechanisms.

•

Nominating, governance and human capital – oversight responsibilities for corporate governance principles and practices of the company, including the periodic review of board performance; responsibility for succession planning for CEO and key board roles, as well as the director appointment process; may also have oversight responsibilities for human capital management strategies, including corporate culture and purpose.

•

Executive compensation – determines the compensation policies and programs for the CEO and other executive officers, approves annual awards and payments under the policies; may also have oversight responsibilities for firm-wide compensation policies.

We may vote against the election of the chair of the committee or other directors serving as committee members to convey concerns about how a committee has undertaken its responsibilities. We may vote against the election of the most senior non-executive director if there is not a clearly disclosed approach to board committees.

Board and director evaluation

We consider it best practice for companies to conduct an annual review of the performance of the board, the committees, the chair and individual directors. Periodically, this review could be undertaken by an independent third party able to bring objective perspectives to the board on governance and performance. We encourage companies to disclose their approach to and the objectives of evaluations, including any changes made to the board’s approach as a result.

Access to independent advice

To support the directors in effectively fulfilling their duties to the company and shareholders, they should have access to independent advice. In certain circumstances, it may be helpful to boards to retain independent third parties to advise on critical matters. These might include new industry developments such as emergent and disruptive technology, operating events with material consequences for the company’s reputation and/or performance, or significant transactions. Board committees may similarly retain third parties to advise them on specialist matters such as audit, compensation and succession planning.

Executive compensation

Boards play an important role in establishing compensation arrangements that enable the company to recruit, retain and reward the caliber of executive management necessary to lead and operate the company to deliver superior financial returns over time. We focus on alignment between variable pay and a company’s financial performance.

Generally, executive compensation arrangements have four components: base salary, annual bonus that rewards performance against short-term metrics, incentives - most often share-based- that reward

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performance against long-term metrics, and pensions and benefits. In our observation, base salary, pensions and benefits are largely set relative to market norms and benchmarks. The annual bonus and share-based incentive, or variable pay plans, tend to be tailored to the company, its sector and long-term strategy, as well as the individuals the board is seeking to recruit and motivate.

Recognizing the unique circumstances of each company, we determine whether to support a company’s approach to executive compensation on a case-by-case basis. We rely on companies providing sufficient quantitative and qualitative information in their disclosures to enable shareholders to understand the compensation arrangements and assess the alignment with investors’ interests. Features we look for in compensation arrangements include:

•	Fixed pay components, including base salary, benefits and prerequisites that are appropriate in the context of the company’s size, sector and market.

•	Variable pay subject to performance metrics that are closely linked to the company’s short- and long-term strategic objectives.

•	Long-term incentives that motivate sustained performance across a multi-year period.

•

A balance between fixed and variable pay, short- and long-term incentives, and specific instruments (cash and equity awards) that promotes pay program durability and seldom necessitates one-off, discretionary payments.

•	Pay outcomes that are consistent with the returns to investors over the relevant time period.

•	Board discretion, if allowed within the variable pay arrangements, to be used sparingly, responsibly and transparently.

•

A requirement, that participants in long-term share-based incentive plans build a meaningful shareholding in the company within a defined time period, as determined by the board or relevant board committee.

•	Change of control provisions that appropriately balance the interests of executives and shareholders.

•

Clawback or malus provisions that allow the company to recoup or hold back variable compensation from individuals whose awards were based on fraudulent activities, misstated financial reports, or executive misconduct.

•	Severance arrangements that protect the company’s interests but do not cost more than is contractual.

We may vote against proposals to introduce new share-based incentives, approve existing policies or plans, or approve the compensation report where we do not see alignment between executive compensation arrangements and our clients’ financial interests. When there is not an alternative, or where there have been multi-year issues with compensation misaligned with performance, we may vote against the election of the chair of the responsible committee, or the most senior independent director.

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Non-executive director compensation

Companies generally pay non-executive directors an annual retainer or fee in cash, shares or a combination of the two. Some companies also pay additional fees for service on board committees or in board leadership roles. We do not support non-executive directors participating in performance-based incentive plans as doing so may create a conflict of interest and undermine their independence from management, whom they oversee.

Capital structure

Boards are responsible for ensuring senior executive leadership has established a capital strategy that achieves appropriate capital allocation in support of long-term financial resilience.

Where company practices diverge from those set out below, we look for companies to disclose why they view these practices to be aligned with shareholders’ interests. We may vote against management proposals seeking capital-related authorities, or the election of the most senior independent director, if we have concerns about a company’s approach. We may also support a shareholder proposal seeking conversion of shares with differentiated voting rights to a one-share, one-vote standard.

Share issuance

We assess requests for share issuance for particular transactions on a case-by-case basis. We will generally support authorities to issue shares when subject to pre-emptive rights, and up to 20% absent pre-emptive rights. We consider it good practice for companies to seek regular approval of these authorities to allow shareholders to take into consideration how prior authorities were used, as well as the current circumstances of the company and the market environment.

Share buybacks

We assess share buyback proposals in the context of the company’s disclosed capital management strategy and management’s determination of the appropriate balance between investment that supports the long-term growth of the company and returning cash to investors. We also take into consideration the effect of a buyback program on the company’s balance sheet and executive compensation arrangements and the price at which shares are repurchased relative to market price. We consider it good practice for companies to seek regular approval of these authorities to allow shareholders to take into consideration how prior authorities were used, as well as the current circumstances of the company and the market environment.

Dividends

We generally defer to management and the board on dividend policy but may engage to seek further clarification where a proposed dividend appears out of line with the company’s financial position.

Differentiated voting rights

We prefer companies to adopt a one-share, one-vote structure for share classes with the same economic exposure. Certain companies, particularly those new to public markets, could make the case to adopt a differentiated voting rights structure, or dual class stock. In those situations, we encourage companies to evaluate and seek approval for their capital structure on a periodic basis.

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Transactions and special situations

We monitor developments in transactions and special situations closely and undertake our own detailed analyses of proposals.

Mergers and acquisitions

We evaluate proposed mergers or acquisitions by assessing the financial outcome for our clients as minority shareholders. Management should provide an assessment of the proposed transaction’s strategic and financial rationale, along with its execution and operational risks. We review each transaction independently based on these factors and the degree to which the transaction enhances shareholder value. The board might consider establishing an ad hoc transaction committee to undertake an independent assessment of a significant merger or acquisition, in advance of making its recommendation to shareholders.

We will vote against transactions that, in our assessment, do not advance our clients’ financial interests.

Anti-takeover defenses

In principle, we do not support companies using anti-takeover defenses, also known as poison pills or shareholder rights plans, as they can entrench management and boards which have not delivered long-term shareholder value. By exception, a poison pill may be supported if its purpose is to delay a takeover that is considered sub-optimal and enable management to seek an improved offer. Similarly, management could make the case to use a poison pill to block a shareholder activism campaign that may be counter to the interests of other investors. Defense mechanisms introduced in these circumstances should be limited in term and threshold, and also be closely monitored by the independent members of the board. We consider it good practice for companies to put to a shareholder vote any mechanisms expected to be in place for more than 12 months.

Shareholder activism

When companies are the focus of an activism campaign, we may communicate with the activist to understand their analysis and objectives, once they have publicly disclosed their campaign. We may also engage with company management and possibly board members, especially those the activist may be seeking to replace. In our assessment, we evaluate various factors, including the concerns raised by the activist and the case for change; the quality of both the activist’s and management’s plans; and the qualifications of each party’s candidates. We evaluate each contested situation by assessing the potential financial outcome for our clients as minority shareholders.

We may support board candidates nominated by a shareholder activist if BAIS, in its independent judgment, or the relevant portfolio manager has determined that there is a case for change to enhance shareholder value, or if the incumbent board members do not demonstrate the relevant skills and expertise or have a poor track record of protecting shareholders’ interests.

Significant shareholders and related party transactions

Boards of companies with affiliated shareholders or directors should give equitable consideration to the interests of all shareholders when evaluating related party transactions.

We consider it good practice for transactions with related parties, such as significant shareholders or companies affiliated with the public company, to be disclosed in detail and conducted on terms similar to

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what would objectively have been agreed with a non-related party. In our view, such transactions should be reviewed and approved by the independent members of the board, and if voted on, only disinterested shareholders should vote.

Corporate reporting, risk management and audit

Investors depend on corporate reporting, both regulatory and voluntary, to understand a company’s strategy, its implementation and financial performance, as well as to assess the quality of management and operations and potential for the company to create shareholder value over time. We consider it good practice for the board to oversee corporate reporting and the policies and procedures underpinning the internal audit function and external audit.

A company’s financial reporting should provide decision-useful information for investors, and other stakeholders, on its financial performance and position. It should provide an accurate and balanced assessment of the risks and opportunities the company faces in realizing its long-term strategy. Accordingly, the assumptions made by management and reviewed by the auditor in preparing the financial statements should be reasonable and justified. Financial statements should be prepared in accordance with globally developed reporting standards and any divergence from generally accepted accounting principles should be explained in detail and justified. Accounting restatements should be explained in detail and any remedial actions, and the implications of these, disclosed.

In this context, audit committees play a vital role in a company’s financial reporting system by providing independent oversight of the accounts, material financial and, where appropriate to the jurisdiction, non-financial information, internal control frameworks and Enterprise Risk Management systems. In our view, effective audit committee oversight strengthens the quality and reliability of a company’s financial statements and provides an important level of reassurance to shareholders. Audit committees should have a procedure in place for assessing the independence of the auditor and the quality of the external audit process annually.

Similarly, we encourage companies to disclose material sustainability-related factors that are integral to how a company manages risks or generates revenue. BAIS finds it helpful to our understanding when companies provide robust, standardized disclosures on their material sustainability-related risks and opportunities. The International Sustainability Standards Board (ISSB) is one entity working to meet these objectives through its reporting standards, which may be helpful to companies in preparing such reports.9 However, we do not mandate any specific disclosure framework, and note that companies in certain jurisdictions are subject to mandatory reporting requirements under standards specified by policy makers.10

Companies should establish robust risk management and internal control processes appropriate to the company’s business, risk tolerance, and regulatory environment. A credible whistleblowing system for employees, and potentially other stakeholders, can be a useful mechanism for ensuring that senior

[9]

The ISSB is an independent standard-setting body within the International Financial Reporting Standards (IFRS) Foundation. Please refer to the IFRS website to learn more about the framework and standards S1 “General Requirements for Disclosure of Sustainability-related Financial Information” and S2 “Climate-related Disclosures.”

[10]

See, for examples, https://www.ifrs.org/news-and-events/news/2025/06/ifrs-foundation-publishes-jurisdictional-profiles-issb-standards/ and https://finance.ec.europa.eu/capital-markets-union-and-financial-markets/company-reporting-and-auditing/company-reporting/corporate-sustainability-reporting_en

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management and the board are aware of potential misconduct or breaches in risk management and internal control processes.

A comprehensive audit conducted by an independent audit firm contributes to investor confidence in the quality of corporate reporting. It is helpful when the audit report gives some insight into the scope and focus of the audit, as well as any critical audit matters identified and how these were resolved. A comprehensive and effective audit is time and resource intensive, and the audit fee should be commensurate. Fees paid to the audit firm for non-audit consulting should not exceed the audit fee to a degree that may prompt concerns about the independence of the audit. The audit committee should explain its position on auditor tenure and how it confirmed that the auditor remained independent.

We may vote against the election of the responsible directors if corporate reporting is insufficient or there are material misstatements in financial reports. In markets where relevant, we may vote against a proposal to approve the financial statements or the discharge of the board when we are concerned about the quality of corporate reporting or the audit. We may vote against proposals to appoint the auditor, ratify the audit report, or approve the audit fee if we are concerned about the auditor’s independence, the quality of the audit, or there are material misstatements in financial reports and the board has not established reasonable remediation plans.

Shareholder rights and protections

General shareholder meetings

Companies normally have an annual general meeting of shareholders at which routine and non-routine items of business are discussed and voted on by shareholders in attendance or submitting proxy votes. Companies should disclose materials relevant to the shareholder meeting sufficiently in advance so that shareholders can take them into consideration in their voting decisions. Many companies offer shareholders the option of participating in the meeting virtually which, whilst welcome, should not limit the rights of shareholders to participate as they would during an in-person meeting.

We may vote against directors when materials related to the business of the shareholder meeting are not provided in a timely manner or do not provide sufficient information for us to make an informed voting decision. We may vote against directors if the format of the shareholder meeting does not accommodate reasonable shareholder participation.

Bylaw amendments

We review bylaw amendments proposed by management on a case-by-case basis and will generally support those that are aligned with the interests of minority shareholders. Any material changes to the bylaws should be explained in detail and put to a shareholder vote.

We may vote against bylaw amendments that reduce shareholder rights and protections or introduce additional burdens. We may vote against directors if material changes are made to the bylaws without shareholder approval.

If not provided for in the relevant corporate law, company bylaws should allow shareholders, individually or as a group, with a meaningful shareholding, the right to call a special meeting of shareholders. The shareholding required to exercise this right should balance its utility with the cost to the company of holding special meetings.

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If not provided for in the relevant corporate law, company bylaws should allow shareholders, individually or as a group, with a meaningful shareholding, the right to nominate directors to the company’s board. The threshold for this right should be set so that shareholders can exercise it without being unduly disruptive to the board’s own nomination process.

Whilst we would not use either of these rights ourselves, we see them as important accountability mechanisms. We may vote for a shareholder proposal seeking the addition of either of these provisions to a company’s bylaws.

Change of domicile

We generally defer to management on proposals to change a company’s domicile as long as the rationale for doing so is consistent with the company’s long-term strategy and business model and the related costs are immaterial.

We may vote against directors or a proposal to change a company’s domicile where it does not seem aligned with our clients’ financial interests.

Changes to a company’s purpose or the nature of its business

Plans to materially change the nature of a company’s business or its purpose should be disclosed and explained in the context of long-term strategy and business dynamics. Such changes may significantly alter an investor’s views on the suitability of a company for their investment strategy or portfolio.

Where relevant, we may vote against proposals to change a company’s purpose or the nature of its business if the board has not provided a credible argument for change.

Shareholder proposals

Shareholders in many markets, who meet certain eligibility criteria, have the right to submit proposals to the general shareholder meeting asking a company to take a particular course of action subject to the proposal being supported by a majority of votes cast at the meeting. The topics raised can address a range of matters that may be relevant to a company’s business.

We vote on these proposals on a case-by-case basis. We assess the relevance of the topic raised to a company’s business and its current approach, whether the actions sought are consistent with shareholders’ interests, and what impact the proposal being acted upon might have on financial performance.

Our general approach where we have concerns about a company’s governance, disclosures or performance is to engage to understand the apparent difference in perspective. If we are concerned a company is not acting in shareholders’ financial interests, we may vote against the election of directors. We may support a relevant shareholder proposal if doing so is aligned with our clients’ financial interests. We generally do not support shareholder proposals that are legally binding on the company, seek to alter a company’s strategy or direct its operations, or are unrelated to how a company manages risk or generates financial returns.

BlackRock is subject to rules, regulations, agency guidance and contractual agreements that place restrictions and limitations on how we can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals. We do not submit shareholder proposals but can vote, on behalf of clients who authorize us to do so, on proposals put forth by others.

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Corporate political activities

A corporation’s ability to engage in the policy process is subject to rules and regulations set by the jurisdictions in which they engage. When a corporation reports material financial risk related to policy and or regulatory changes, BAIS may seek to understand how it is addressing the material risk identified. We seek to understand how companies engage in corporate political activities and ensure that their participation is consistent with their public statements on policy matters material to the company’s long-term strategy. The board should be aware of the approach taken by management on corporate political activities as there can be reputational risks arising from inconsistencies between a company’s policy engagement and stated policy positions. Companies should, as a minimum, meet all regulatory disclosure requirements on political activities. We may engage a company where we would like to better understand its approach to policy engagement, where relevant.

To mitigate the risk of inconsistencies, companies may wish to assess the alignment between their policy priorities and the policy positions of the trade associations of which they are active members and any engagements undertaken by trade associations on behalf of members.

We may support a relevant shareholder proposal, or vote against directors, where a company’s disclosures are insufficient to address the material risk it has identified.

Material sustainability-related risks and opportunities

We seek to understand how companies manage the material risks and opportunities inherent in their business operations. In our experience, sustainability-related factors11 that are relevant to a company’s business or material to its financial performance, are generally operational considerations embedded into day-to-day management systems. Certain sustainability issues may also inform long-term strategic planning, for example, investing in product innovation in anticipation of changing consumer demand or adapting supply chains in response to changing regulatory requirements.

We recognize that the specific sustainability-related factors that may be financially material or business relevant will vary by company business model, sector, key markets, and time horizon, amongst other considerations. From company disclosures and our engagement, we aim to understand how management is identifying, assessing and integrating material sustainability-related risks and opportunities into their business decision-making and practices. Doing so helps us undertake a more holistic assessment of a company’s potential financial performance and the likely risk-adjusted returns of an investment.

We may vote against directors or support a relevant shareholder proposal if we have concerns about how a company is managing or disclosing its approach to material sustainability-related risks that may impact financial returns.

[11]

By material sustainability-related risks and opportunities, we mean the drivers of risk and financial value creation in a company’s business model that have an environmental or social dependency or impact. Examples of environmental issues include, but are not limited to, water use, land use, waste management, and climate risk. Examples of social issues include, but are not limited to, human capital management, impacts on the communities in which a company operates, customer loyalty, and relationships with regulators. It is our view that well-managed companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. Governance is the core means by which boards can oversee the creation of durable financial value over time. Appropriate risk oversight of business-relevant and material sustainability-related considerations is a component of a sound governance framework.

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Key stakeholders

In our view, companies should understand and take into consideration the interests of the various parties on whom they depend for their success over time. It is for each company to determine their key stakeholders based on what is material to their business and long-term financial performance. For many companies, key stakeholders include employees, business partners (such as suppliers and distributors), clients and consumers, regulators, and the communities in which they operate. Companies that appropriately balance the interests of investors and other stakeholders are, in our experience, more likely to be financially resilient over time.

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Climate and decarbonization investment objectives

Certain active BlackRock funds have climate and decarbonization objectives in addition to financial objectives. Consistent with the objectives of those investment strategies, our stewardship activity in relation to the holdings in those funds differs in some respects from BAIS’ benchmark guidelines, which are described above. Specifically, for those funds’ holdings, we look to investee companies to demonstrate that they are aligned with a decarbonization pathway that means their business model would be viable in a low-carbon economy, i.e., one in which global temperature rise is limited to 1.5°C above pre-industrial levels. In addition, clients in separately managed accounts may instruct BlackRock to apply these guidelines to their holdings. Both in the case of funds and separately managed accounts, these guidelines are only implemented upon explicit selection and approval by the applicable fund board or client.

These decarbonization stewardship guidelines focus on companies which produce goods and services that contribute to real world decarbonization or have a carbon intensive business model and face outsized impacts from the low carbon transition, based on reported and estimated scopes 1, 2, and 3 greenhouse gas emissions. These companies should provide disclosures that set out their governance, strategy, risk management processes and metrics and targets relevant to decarbonization. It is helpful to investors’ understanding when these disclosures include an explanation of the decarbonization scenarios a company is using in its near- and long-term planning, as well as its scope 1, scope 2 and material scope 3 greenhouse gas (GHG) emissions and reduction targets for scope 1 and 2 emissions.

Under these climate- and decarbonization-specific guidelines, BAIS may recommend a vote against directors or support for a relevant shareholder proposal if a company does not appear to be adequately acting to address or disclosing material climate-related risks, consistent with the parameters set out in these climate- and decarbonization-specific guidelines. We may recommend supporting shareholder proposals seeking information relevant to a company’s stated low-carbon transition strategy or targets that the company does not currently provide and that would be helpful to investment decision-making. We would not recommend support for shareholder proposals that seek to constrain board or management decision-making or direct specific business or strategic decisions. As under the BAIS benchmark approach, the active portfolio managers are ultimately responsible for voting consistent with their investment mandate and fund objectives. For the funds and accounts in scope, voting on matters not related to climate risk and the energy transition is undertaken in line with BAIS’ benchmark guidelines.

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Appendix 1: How we fulfil and oversee our investment stewardship responsibilities for non-index equity investment strategies

Oversight

The Global Head of BAIS has primary oversight of and responsibility for the team’s activities, including voting in accordance with the BlackRock Active Investment Stewardship Global Engagement and Voting Guidelines (the “Guidelines”), which require the application of professional judgment and consideration of each company’s unique circumstances, as well as input from active investors. BAIS is independent from BlackRock Investment Stewardship in our engagement and voting activities, reporting lines, and oversight.

The Stewardship Leaders Group, comprised of senior active investors and other relevant stakeholders in BlackRock’s legal, public policy, sustainability and communications teams, helps shape the firm’s approach to investment stewardship on non-index equity investment strategies. The Group may advise on and review amendments to BAIS’ policies and practices. It does not determine voting decisions, which are the responsibility of BAIS and the relevant active equity investors.

BAIS carries out engagement with companies in collaboration with active investment colleagues, executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the Guidelines. BAIS also conducts research on corporate governance issues and participates in industry discussions to contribute to and keep abreast of important developments in the corporate governance field. BAIS may use third parties for certain of the foregoing activities and performs oversight of those third parties (see “Use and oversight of third-party vote services providers” below).

Voting guidelines and vote execution

BlackRock votes on proxy issues when our clients authorize us to do so. We carefully consider the voting items submitted to funds and other fiduciary account(s) (Fund or Funds) for which we have voting authority. BlackRock votes (or refrains from voting) for each Fund for which we have voting authority based on our evaluation of the alignment of the voting items with the long-term economic interests of our clients, in the exercise of our independent business judgment, and without regard to the relationship of the issuer (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures,” below).

When exercising voting rights, BAIS will normally vote on specific proxy issues in accordance with the Guidelines, although portfolio managers have the right to vote differently on their holdings if they determine doing so is more aligned with the investment objective and financial interests of clients invested in the funds they manage.

The Guidelines are not intended to be exhaustive. BAIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, the Guidelines do not indicate how BAIS will vote in every instance. Rather, they reflect our view about corporate governance issues generally, and provide insight into how we typically approach issues that are commonly put to a shareholder vote. The Guidelines are reviewed annually and updated as necessary to reflect changes in market practices, developments in corporate governance and feedback from companies and clients. In this way, BAIS aims to maintain policies that explain our approach to governance practices most aligned with clients’ long-term financial interests.

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In certain markets, proxy voting involves logistical issues which can affect BAIS’ ability to vote such proxies, as well as the desirability of voting such proxies. These issues include, but are not limited to: i) untimely notice of shareholder meetings; ii) restrictions on a foreigner’s ability to exercise votes; iii) requirements to vote proxies in person; iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings from the point at which votes are submitted until after the after the shareholder meeting has occurred); v) potential difficulties in translating the proxy; vi) regulatory constraints; and vii) requirements to provide local agents with powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.

BlackRock votes proxies in these situations on a “best-efforts” basis. In addition, BAIS may determine that it is generally in the interests of BlackRock’s clients not to vote proxies (or not to vote our full allocation) if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.

Voting Choice

BlackRock offers Voting Choice, a program that provides eligible clients with more opportunities to participate in the proxy voting process where legally and operationally viable.

Voting Choice is currently available for eligible clients invested in certain institutional pooled funds in the U.S., UK, and Canada that use systematic active equity (SAE) and multi-asset strategies. In addition, institutional clients in separately managed accounts (SMAs) are eligible for BlackRock Voting Choice regardless of their investment strategies.12

As a result, the shares attributed to BlackRock in company share registers may be voted differently depending on whether our clients have authorized BAIS to vote on their behalf, have authorized BlackRock to vote in accordance with a third-party policy, or have elected to vote shares in accordance with their own policy. Our clients have greater control over proxy voting because of Voting Choice.13

Use and oversight of third-party vote services providers

Third-party vote services providers – or proxy research firms – provide research and recommendations on proxy votes, as well as voting infrastructure. BlackRock contracts primarily with the vote services provider ISS and leverages its online platform to supply research and support voting, record keeping, and reporting processes. We also use Glass Lewis’ research and analysis as an input into our voting process. It is important to note that, although proxy research firms provide important data and analysis, BAIS does not rely solely on their information or follow their voting recommendations. A company’s disclosures, our engagements and voting, investment colleagues’ insights and our Guidelines are important inputs into our voting decisions on behalf of clients.

Given the large universe of actively held companies, BAIS employs the proxy services provider to streamline the voting process by making voting recommendations based on BAIS’ Guidelines when the items on a shareholder meeting agenda are routine. Agenda items that are not routine are referred back to BAIS to

[12]

With Voting Choice, SMAs have the ability to select from a set of voting policies from third-party proxy advisers the policy that best aligns with their views and preferences. BlackRock can then use its proxy voting infrastructure to cast votes based on the client’s selected voting policy.

[13]	BlackRock does not disclose client information, including a client’s selection of proxy policy, without client consent.

BlackRock Active Investment Stewardship	Part II - C - 40	Global Engagement and Voting Guidelines | 20

assess, escalate as necessary to the relevant portfolio managers and vote. BAIS reviews and can override the recommendations of the vote services provider at any time prior to the vote deadline. Both BAIS and the vote services provider actively monitor securities filings, research reports, company announcements, and direct communications from companies to ensure awareness of supplemental disclosures and proxy materials that may require a modification of votes.

BAIS closely monitors the third-party vote services providers we contract with to ensure that they are meeting our service level expectations and have effective policies and procedures in place to manage potential conflicts of interest. Our oversight of service providers includes regular meetings with client service teams, systematic monitoring of vendor operations, as well as annual due diligence meetings in accordance with BlackRock’s firmwide policies.

Conflicts management policies and procedures

BlackRock maintains policies and procedures that seek to prevent undue influence on BAIS’ proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:

•	BlackRock clients who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock

•	Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock

•	Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock

•	BlackRock, Inc. board members who serve as senior executives or directors of public companies held in Funds managed by BlackRock

BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:

•	Adopted these Guidelines which are designed to advance our clients’ long-term financial interests in the companies in which BlackRock invests on their behalf

•

Established a reporting structure that separates BAIS from employees with sales, vendor management, or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given preferential treatment or differentiated access. BAIS prioritizes engagements based on factors including, but not limited to, our need for additional information to make a more informed voting decision or to better understand a company’s perspectives on financially material risks and opportunities. Within the normal course of business, BAIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with

BlackRock Active Investment Stewardship	Part II - C - 41	Global Engagement and Voting Guidelines | 21

employees with sales, vendor management, or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met

•

Determined to engage, in certain instances, an independent third-party voting service provider to make proxy voting recommendations as a further safeguard to avoid perceived or potential conflicts of interest, to satisfy regulatory requirements, or as may be otherwise required by applicable law. In such circumstances, the independent third-party voting service provider provides BlackRock with recommendations, in accordance with the Guidelines, as to how to vote such proxies. BlackRock uses an independent third-party voting service provider to make proxy voting recommendations for shares of BlackRock, Inc. and companies affiliated with BlackRock, Inc. BlackRock may also use an independent third-party voting service provider to make proxy voting recommendations for certain perceived or potential conflicts of interest, including:

•	public companies that include BlackRock employees on their boards of directors

•	public companies of which a BlackRock, Inc. board member serves as a senior executive or a member of the board of directors

•	public companies that are the subject of certain transactions involving BlackRock Funds

•	public companies that are joint venture partners with BlackRock, and

•	public companies when legal or regulatory requirements compel BlackRock to use an independent third-party voting service provider

In selecting an independent third-party voting service provider, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and make recommendations in the economic interest of our clients in accordance with the Guidelines, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned recommendations in a timely manner. We may engage more than one independent third-party voting service provider, in part to mitigate potential or perceived conflicts of interest at a single voting service provider.

Securities lending

If authorized, BlackRock acts as a securities lending agent on behalf of its clients. Securities lending is a well-regulated practice that contributes to capital market efficiency. It also enables funds to generate additional returns which in turn may allow fund providers to offset fund expenses.

With regard to the relationship between securities lending and proxy voting, BlackRock cannot vote shares on loan and may determine to recall them to allow for voting. This decision is guided by our fiduciary duty as an asset manager to our clients in helping them achieve their investment goals. While this has occurred in a limited number of cases, the decision to recall securities on loan as part of BlackRock’s securities lending program in order to vote is based on an evaluation of various factors that include, but are not limited to, assessing potential securities lending revenue alongside the potential long-term financial value to clients of voting those securities (based on the information available at the time of recall consideration). BAIS works with active portfolio managers, as well as colleagues in the Securities Lending team, to evaluate the costs and benefits to clients of recalling shares on loan.

In almost all instances, BlackRock anticipates that the potential long-term financial value to clients of voting shares would not warrant recalling securities on loan. However, in certain instances, BlackRock may

BlackRock Active Investment Stewardship	Part II - C - 42	Global Engagement and Voting Guidelines | 22

determine, in our independent business judgment as a fiduciary, that the value of voting outweighs the securities lending revenue loss to clients and would therefore recall shares to be voted in those instances.

Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.

Reporting and vote transparency

BAIS is committed to transparency in the stewardship work we do on behalf of clients. We inform clients about our engagement and voting policies and activities through direct communication and disclosure on our website.

BlackRock Active Investment Stewardship	Part II - C - 43	Global Engagement and Voting Guidelines | 23

Want to know more?

blackrock.com/stewardship | ContactActiveStewardship@blackrock.com

The document is provided for information purposes only and is subject to change. Reliance upon this information is at the sole discretion of the reader.

Prepared by BlackRock, Inc.

©2025 BlackRock, Inc. All rights reserved. BLACKROCK is a trademark of BlackRock, Inc., or its subsidiaries in the United States and elsewhere. All other trademarks are those of their respective owners.

BlackRock Active Investment Stewardship	Part II - C - 44	Global Engagement and Voting Guidelines | 24

FOR PROFESSIONAL CLIENTS, QUALIFIED INVESTORS, INSTITUTIONAL INVESTORS AND WHOLESALE INVESTORS ONLY
NOT TO BE REPRODUCED WITHOUT PRIOR WRITTEN APPROVAL
PLEASE REFER TO THE IMPORTANT INFORMATION AT THE BACK OF THIS DOCUMENT

Insight INVESTMENT

PROXY VOTING POLICY

MARCH 2025

BNY | INVESTMENTS

Part II - C - 45

CONTENTS

1 INTRODUCTION	3
2 POLICY STATEMENT	3
3 SCOPE	3
4 PROXY VOTING PROCESS	3
5 CONFLICTS OF INTEREST	4
6 PROXY VOTING GROUP	5
7 DISCLOSURE AND RECORD KEEPING	5
8 PROXY VOTING POLICY REVIEW	5

Part II - C - 46

1	INTRODUCTION

Insight seeks to actively exercise its rights and responsibilities in regard to proxy voting on behalf of Clients and is an essential part of maximising shareholder value, ensuring good governance and delivering investment performance aligned with our Clients’ long-term economic interests.

The Insight Proxy Voting Policy (“Policy”) sets out the arrangements employed by Insight Investment Management (Global) Limited, Insight Investment Management (Europe) Limited, Insight North America LLC and Insight Investment International Limited (collectively “Insight”).

2	POLICY STATEMENT

Insight is committed to supporting good governance practices and also voting all our proxies where it is deemed appropriate and responsible to do so for the relevant asset class. In such cases, Insight’s objective is to vote proxies in the best interests of its Clients.

3	SCOPE

This Policy applies to financial instruments with voting rights where Insight has discretionary voting authority. Alternatively where a Client retains control over the voting decision, Insight will only lodge votes in instances where the client agreement hands responsibility to Insight to cast the votes on their behalf.

4	PROXY VOTING PROCESS

Insight’s proxy voting activity adheres to best-practice standards and is a component of Insight’s Stewardship and Responsible Investment Policies. In implementing its Proxy Voting Policy, Insight will take into account a number of factors used to provide a framework for voting each proxy. These include:

Leadership: Every company should be led by an effective board whose approach is consistent with creating sustainable long-term growth.

•	Strategy: Company leadership should define a clear purpose and set long term objectives for delivering value to shareholders.

•

Culture: The board should promote a diverse and inclusive culture which strongly aligns to the values of the company. It should seek to monitor culture and ensure that it is regularly engaging with its workforce.

•

Engagement with Shareholders: The board and senior management should be transparent and engaged with existing shareholders. The board should have a clear understanding of the views of shareholders. The board should seek to minimize unnecessary dilution of equity and preserve the rights of existing shareholders.

•	Sustainability: The board should aim to take account of environmental, social and governance risks and opportunities when setting strategy and in their company monitoring role.

Structure: The board should have clear division of responsibilities.

•

The Chair: The independent Chair, or Lead Independent Director, of the board should demonstrate objective judgment and promote transparency and facilitate constructive debate to promote overall effectiveness.

•

The Board: There should be an appropriate balance of executive and non-executive directors. Non-executive directors should be evaluated for independence. No one individual should have unfettered decision-making powers. There should be a clear division of responsibilities, between the independent board members and the executive leadership of the company.

•

Resources: The board should ensure it has sufficient governance policies, influence and resources to function effectively. Non-executive directors should have sufficient time to fulfil their obligations to the company as directors.

Effectiveness: The board should seek to build strong institutional knowledge to ensure long term efficient and sustainable operations.

•

Appointment: There should be a formal appointment process, which ensures that the most qualified individuals are selected for the board. This process should be irrespective of bias to ensure appropriate diversity of the board.

•

Knowledge: The board should be comprised of those with the knowledge, skills and experience to effectively discharge their duties. The board should have sufficient independence to serve as an effective check on company management and ensure the best outcomes for shareholders.

•	Evaluation: The board should be evaluated for effectiveness on a regular basis. Board member’s contributions should be considered individually.

Independence: The board should present a fair and balanced view of the company’s position and prospects.

•

Integrity: The board should ensure that all reports produced accurately reflect the financial position, prospects and risks relevant to the company. The board should ensure the independence and effectiveness of internal and external audit functions.

•

Audit: The board should ensure that clear, uncontentious accounts are produced. These should conform to the relevant best accountancy practices and accurately represent the financial position of the company. Deviations from standard accounting practices should be clearly documented with a corresponding rationale.

•	Risk: The board should ensure the company has sound risk management and internal control systems. There should be a regular assessment and communication of the company’s emerging and principal risks.

Part II - C - 47	3

Remuneration: Levels of remuneration should be sufficient to attract, retain and motivate talent of the quality required to run the company successfully.

•

Goal Based: The board should base remuneration on goal-based, qualitative, discretionary cash incentives. Remuneration should consider underlying industry and macroeconomic conditions and not be structured in a tax oriented manner.

•	Transparent: Remuneration arrangements should be transparent and should avoid complexity.

•

Sustainable: Remuneration should not be excessively share based and should be accurately represented and controlled as an operational cost. The remuneration of executives should promote long term focus and respect the interests of existing shareholders.

The relevant factors are used by Insight to develop Voting Guidelines enabling a consistent approach to proxy voting, which are reviewed annually by the Proxy Voting Group (“PVG”) - (see section 6).

Voting activity is usually performed by the Chair of the PVG, a Senior Stewardship Analyst with no day-to-day investment discretion. This creates an independent governance structure for voting, helping to mitigate actual and potential conflicts of interest (see section 5).

The Chair of the PVG can seek support from portfolio managers, who have active discretion over the securities, to provide additional input into the voting decision such as company background. However the vote will be cast by the Chair of the PVG or their delegate. Insight seeks to vote on all holdings with associated voting rights in one of three ways: in support of, against, or in abstention. If the chair is unable to cast a vote, the decision will be cast by the deputy chair. Insight uses a Voting Agent to assist in the analysis and administration of the vote (see section 4.1). The rationale for voting for, against, or abstaining is retained on a case-by-case basis as appropriate and reviewed by the PVG on a regular basis.

4.1	Voting agent

To assist Insight professionals with implementing its proxy voting strategy, Insight retains the services of an independent proxy voting service, namely “Voting Agent”. The Voting Agent’s responsibilities include, but are not limited to, monitoring company meeting agendas and items to be voted on, reviewing each vote against Insight’s Voting Guidelines and providing a voting analysis based upon the Voting Guidelines. The Voting Agent also identifies resolutions that require specific shareholder judgement – often relating to corporate transactions or shareholder resolutions. This enables Insight to review situations where the Voting Guidelines require additional consideration or assist in the identification of potential conflicts of interest impacting the proxy vote decision. The Chair of the PVG will review for contentious resolutions and in the event of one will determine if an actual or potential conflict exists in which case the resolution will be escalated to the PVG voting committee (see section 5.1).

Voting decisions are communicated by Insight to the Voting Agent and submitted to shareholder meetings through a specific proxy.

On a monthly basis, the Voting Agent provides reports on voting activity to Insight. Voting data is available to Clients upon request and is posted on its website (see section 7). Insight conducts an annual due diligence to review the Voting Guidelines and the Voting Agent’s related services.

Insight will aim to vote all proxies when eligible. However, there may be instances where operational and logistical considerations may lead to Insight not being able to vote on behalf of client holdings.

5	CONFLICTS OF INTEREST

Effective stewardship requires protecting our Clients against any potential conflicts of interest and managing them with appropriate governance. To comply with applicable legal and regulatory requirements, Insight believes managing perceived conflicts is as important as managing actual conflicts.

In the course of normal business, Insight and its personnel may encounter situations where it faces a conflict of interest or a conflict of interest could be perceived. A conflict of interest occurs whenever the interests of Insight or its personnel could diverge from those of a Client or when Insight or its personnel could have obligations to more than one party whose interests are different to each other or those of Insight’s Clients.

In identifying a potential conflict situation, as a minimum, consideration will be made as to whether Insight, or a member of staff, is likely to:

•	make a financial gain or avoid a financial loss at the expense of the Client;

•	present material differences in the thoughts of two portfolio managers (PMs) who own the same security;

•	benefit if it puts the interest of one Client over the interests of another Client;

•	gain an interest from a service provided to, or transaction carried out on behalf of a Client which may not be in, or which may be different from, the Client’s interest;

•	obtain a higher than usual benefit from a third party in relation to a service provided to the Client;

•	receive an inducement in relation to a service provided to the Client, in the form of monies, goods or services other than standard commission or fee for that service;

•	have a personal interest that could be seen to conflict with their duties at Insight;

•

create a conflict where Insight invests in firms which are Clients or potential Clients of Insight. Insight might give preferential treatment in its research (including external communication of the same) and/or investment management to issuers of publicly traded debt or equities which are also clients or closely related to clients (e.g. sponsors of pension schemes). This includes financial and ESG considerations; or

•	create a conflict between investment teams with fixed income holdings in publicly listed firms or material differences in the thoughts of two PMs who own the same security.

Part II - C - 48	4

5.1	Escalation of Contentious voting issue

When a contentious voting issue is identified, the Chair of the PVG or delegate will review, evaluate and determine whether an actual material conflict of interest exists and, if so, will escalate the matter to the PVG voting committee. Depending upon the nature of the material conflict of interest, Insight may elect to take one or more of the following measures:

•	removing certain Insight personnel from the proxy voting process;

•	walling off personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;

•	voting in accordance with the applicable Voting Guidelines, if any, if the application of the Voting Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; and

•

an unconflicted contentious resolution will be voted by the Chair or their delegate. Where a conflict is deemed to exist the vote, widened to the PVG voting committee, will be determined by majority vote.

The resolution of all contentious voting issues, will be documented in order to demonstrate that Insight acted in the best interests of its Clients. Any voting decision not resolved by the PVG will be escalated to the Insight Chief Investment Officer (“CIO”) or their delegate for additional input.

6	PROXY VOTING GROUP

The PVG is responsible for overseeing the implementation of voting decisions where Insight has voting authority on behalf of Clients. The PVG meets at least semiannually, or more frequently as required. In ensuring that votes casted are in the best interest of Clients, the PVG will oversee the following proxy voting activities :

•	Casting votes on behalf of Clients;

•	Voting Policy: Oversee and set the Proxy Voting Policy;

•	Voting Guidelines: Oversee and set the Voting Guidelines which are reviewed and approved on an annual basis;

•	Stewardship Code & Engagement Policy: Review for consistency with Proxy Voting Policy and Voting Guidelines;

•	Conflicts of interest: Manage conflicts when making voting instructions in line with Insight’s Conflict of Interest Policy;

•	Resolution Assessment: Review upcoming votes that cannot be made using Voting Guidelines and make voting decisions;

•	Voting Agent: Appoint and monitor third-party proxy agencies, including the services they perform for Insight in implementing its voting strategy; and

•	Reporting: Ensure voting activity aligns with local regulations and standards.

The PVG is chaired by a Senior Stewardship Analyst (who has no direct day-to-day investment discretion) and attended by Portfolio Management personnel, a Market Operations Manager (Deputy Chair), Corporate Risk, and Compliance personnel. The PVG is accountable to and provides semi-annual updates to the Investment Management Group (“IMG”).

7	DISCLOSURE AND RECORDING KEEPING

In certain foreign jurisdictions, the voting of proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If Insight votes on the proxy, share-blocking may prevent Insight from selling the shares of the security for a period of time. In determining whether to vote proxies subject to such restrictions, Insight, in consultation with the PVG, considers whether the vote, either in itself or together with the votes of other shareholders is expected to affect the value of the security that outweighs the cost of voting. If Insight votes on a proxy and during the “share-blocking period,” Insight would like to sell the affected security, Insight in consultation with the PVG, will attempt to recall the shares (as allowable within the market time-frame and practices).

US Proxy Reporting: Form N-PX

Rule 14Ad-1 under the Securities Exchange Act of 1934 (“Exchange Act”) requires institutional investment managers (i.e., those managers subject to reporting requirements under Section 13(f) of the Exchange Act), such as Insight North America LLC (INA), to report annually on Form N-PX each “say-on-pay” and “say-on-frequency” vote over which they exercised voting power. Managers must file the form annually by August 31 of each year, covering the previous 12-month period ending on June 30. INA will leverage BNY’s Global Holdings Reporting Group to effectuate required filings under Rule 14Ad-1, As requested, INA will provide information on covered votes to clients, including registered investment company clients for which it acts as sub-adviser, to assist them in meeting their own reporting obligations. The PVG will ensure data required to satisfy INA’s Rule 14Ad-1 reporting requirements is collected and reviewed for completeness and accuracy, in alignment with the reporting deadlines noted above.

Insight publishes its voting activity in full on its website at https://www.insightinvestment.com/investing-responsibly/ insights-equity-voting-records/.

8	PROXY VOTING POLICY REVIEW

Insight will review its proxy voting arrangements regularly through the PVG. Insight reviews this Policy at least annually or whenever a material change occurs and will notify Clients of any material change that affects our ability to vote in line with the best interests of its Clients.

A material change shall be a significant event that could impact Insight’s ability to vote proxies such as a change in voting agent.

Part II - C - 49	5

IMPORTANT INFORMATION

Material in this publication is for general information only. This material is not intended to be relied upon as a forecast, research or investment advice, and is not a recommendation, offer or solicitation to buy or sell any securities or to adopt any investment strategy. This document must not be used for the purpose of an offer or solicitation in any jurisdiction or in any circumstances in which such offer or solicitation is unlawful or otherwise not permitted. This document should not be duplicated, amended or forwarded to a third party without consent from Insight Investment.

This material may contain ’forward looking’ information that is not purely historical in nature. Such information may include, among other things, projections and forecasts. Forecasts are not guarantees.

Past performance is not indicative of future results.

Investment in any strategy involves a risk of loss which may partly be due to exchange rate fluctuations.

Index returns are for illustrative purposes only and are used in the context of our macro-economic models and analysis only. Returns cannot be linked to any fund or investment strategy and results do not represent or infer any links to actual fund or strategy performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Insight does not provide tax or legal advice to its clients and all investors are strongly urged to seek professional advice regarding any potential strategy or investment.

References to future returns are not promises or even estimates of actual returns a client portfolio may achieve. Assumptions, opinions and estimates are provided for illustrative purposes only. They should not be relied upon as recommendations to buy or sell securities. Forecasts of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice.

The information and opinions are derived from proprietary and non-proprietary sources deemed by Insight Investment to be reliable, are not necessarily all-inclusive and are not guaranteed as to accuracy. As such, no warranty of accuracy or reliability is given and no responsibility arising in any other way for errors and omissions (including responsibility to any person by reason of negligence) is accepted by Insight Investment, its officers, employees or agents. Reliance upon information in this material is at the sole discretion of the reader.

Telephone conversations may be recorded in accordance with applicable laws.

For clients and prospects of Insight Investment Management (Global) Limited: Issued by Insight Investment Management (Global) Limited. Registered in England and Wales. Registered office 160 Queen Victoria Street, London EC4V 4LA; registered number 00827982.

For clients and prospects of Insight Investment Funds Management Limited: Issued by Insight Investment Funds Management Limited. Registered in England and Wales. Registered office 160 Queen Victoria Street, London EC4V 4LA; registered number 01835691.

For clients and prospects of Insight Investment Management (Europe) Limited: Issued by Insight Investment Management (Europe) Limited. Registered office Riverside Two, 43-49 Sir John Rogerson’s Quay, Dublin, D02 KV60. Registered in Ireland. Registered number 581405. Insight Investment Management (Europe) Limited is regulated by the Central Bank of Ireland. CBI reference number C154503.

For clients and prospects of Insight Investment International Limited: Issued by Insight Investment International Limited. Registered in England and Wales. Registered office 160 Queen Victoria Street, London EC4V 4LA; registered number 03169281.

Insight Investment Management (Global) Limited, Insight Investment Funds Management Limited and Insight Investment International Limited are authorised and regulated by the Financial Conduct Authority in the UK. Investment Management (Global) Limited and Insight Investment International Limited may operate in certain European countries in accordance with local regulatory requirements.

For clients and prospects based in Singapore: This material is for Institutional Investors only. This documentation has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, it and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of Shares may not be circulated or distributed, nor may Shares be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor pursuant to Section 304 of the Securities and Futures Act, Chapter 289 of Singapore (the ‘SFA’) or (ii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.

For clients and prospects based in Australia and New Zealand: This material is for wholesale investors only (as defined under the Corporations Act in Australia or under the Financial Markets Conduct Act in New Zealand) and is not intended for distribution to, nor should it be relied upon by, retail investors.

Both Insight Investment Management (Global) Limited and Insight Investment International Limited are exempt from the requirement to hold an Australian financial services licence under the Corporations Act 2001 in respect of the financial services; and both are authorised and regulated by the Financial Conduct Authority (FCA) under UK laws, which differ from Australian laws. If this document is used or distributed in Australia, it is issued by Insight Investment Australia Pty Ltd (ABN 69 076 812 381, AFS License No. 230541) located at Level 2, 1-7 Bligh Street, Sydney, NSW 2000.

For clients and prospects of Insight North America LLC: Insight North America LLC is a registered investment adviser under the Investment Advisers Act of 1940 and regulated by the US Securities and Exchange Commission. INA is part of ‘Insight’ or ‘Insight Investment’, the corporate brand for certain asset management companies operated by Insight Investment Management Limited including, among others, Insight Investment Management (Global) Limited, Insight Investment International Limited and Insight Investment Management (Europe) Limited (IIMEL).

© 2025 Insight Investment. All rights reserved.

16319-04-24

Part II - C - 50

GLOBAL PROXY VOTING POLICY SUMMARY

Policy Statement: PIMCO adopted a written proxy voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. It is PIMCO’s policy to exercise any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority consistent with PIMCO’s fiduciary obligations and applicable law.1 The Proxy Policy is reasonably designed to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: As a general matter, PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies2, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.3 PIMCO has retained an Industry Service Provider (“ISP”)4 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP’s guidelines. By following the guidelines of an ISP, PIMCO seeks to mitigate potential conflicts of interest the firm may have with respect to proxies covered by the ISP.

PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP’s voting recommendation. In each case as described above, the Legal and Compliance department will review each proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents at the discretion of the issuer/ custodian.

When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities.

When processed as corporate action-consents, the Legal and Compliance department will review election forms to determine whether an actual or potential conflict of interest exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing

[1]

Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

[2]

Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

[3]

The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

[4]	The ISP for Equity Securities proxy voting is Institutional Shareholder Services , Inc., (“ISS”).

Part II - C - 51	GLOBAL PROXY VOTING POLICY SUMMARY | APRIL 2025

recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of potential/identified conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department or PIMCO’s Conflict Committee with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

ISP Oversight: Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of an ISP engaged to provide PIMCO with proxy voting research and recommendations. PIMCO’s due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP’s operational processes and ability to provide proxy voting research and recommendations5 and the ISP’s compliance program.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a sub-adviser to provide portfolio management services to certain PIMCO-affiliated funds. Consistent with its management responsibilities, the Sub-Adviser may assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, where a sub-adviser exercises voting authority, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.

[5]	This includes the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.

Part II - C - 52	GLOBAL PROXY VOTING POLICY SUMMARY | APRIL 2025

PROXY VOTING PROCEDURES AND PRINCIPLES

The following summarizes the internal operating procedures and principles adopted by Capital Bank and Trust Company, Capital International, Inc., Capital Research and Management Company and their investment advisory affiliates, Capital Group Private Client Services, Inc., Capital International Asset Management (Canada), Inc., Capital International K.K., Capital International Limited, Capital International Management Company Sàrl and Capital International Sàrl and Capital Group Investment Management Pte. Ltd. (the “Advisers”) for voting (1) proxies of portfolio companies held by mutual funds and exchange-traded funds which are registered under the Investment Company Act of 1940 and managed by the Advisers, (2) proxies of portfolio companies held by funds organized under collective investment trusts and other pooled investment vehicles managed by the Advisers, and (3) proxies of securities held in client accounts for which the Advisers have proxy voting authority. These proxy voting procedures and principles are reasonably designed to ensure that proxies are voted solely in accordance with the financial interest of the Advisers’ clients and the shareholders of the funds advised or managed by the Advisers.

SUMMARY

The Advisers are committed to advancing the financial interests of their clients. We view proxies of companies held in client portfolios as significant assets and proxy voting and engagement as an integral part of our investment process. The voting process reflects our understanding of a company’s business, its management and its relationship with shareholders over time. In addition to our annual review of specific proposals (including discussions with corporate management representatives), we meet with companies throughout the year to discuss various governance and proxy voting topics. In all cases, long-term value creation and the investment objectives and policies of the funds and accounts we manage remain the focus.

These proxy voting procedures and principles (“Principles”) provide an important framework for analysis and decision-making with respect to issues that arise in proxy voting. While we generally adhere to these Principles, we have the flexibility to vote each proposal based on the specific circumstances that we believe are relevant. As a result, each proxy is analyzed and voted on a case-by-case basis.

As a matter of policy, we take an objective approach in assessing and voting on matters, seeking to avoid being influenced by outside sources or business relationships involving interests that may conflict with those of clients. In addition, we do not, as a policy, follow the voting recommendations provided by Institutional Shareholder

March 2025

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Services (ISS), Glass-Lewis & Co. or other third-party advisory firms (“Advisory Firms”), which provide research that the Advisers may utilize on a case-by-case basis in addition to our proprietary proxy voting, governance and executive compensation research. We periodically assess the information provided by the Advisory Firms, including information regarding how they manage potential conflicts of interest, and report to the applicable governance committees that provide oversight of the application of these Principles.

PROXY VOTING PROCESS

The Advisers seek to vote all U.S. proxies. Proxies for companies outside the U.S. are also voted where there is sufficient time and information available, taking into account distinct market practices, regulations and laws, and types of proposals presented in each country. Where there is insufficient proxy and meeting agenda information available, the Advisers will generally vote against such proposals in the interest of encouraging improved disclosure for investors.

The Advisers may not exercise their voting authority if voting would impose costs on clients, including opportunity costs. For example, certain regulators have granted investment limit relief to the Advisers and their affiliates, conditioned upon limiting its voting power to specific voting ceilings. To comply with these voting ceilings, the Advisers will scale back their votes across all funds and accounts they manage on a pro rata basis based on assets. In addition, certain countries impose restrictions on the ability of shareholders to sell shares during the proxy solicitation period. The Advisers may choose, due to liquidity issues, not to expose the funds and accounts they manage to such restrictions and may not vote some (or all) shares. Finally, the Advisers may determine not to recall securities on loan to exercise their voting rights when they determine that the cost of doing so would exceed the benefits to clients or that the vote would not have a material impact on the investment. Proxies with respect to securities on loan through client-directed lending programs are not available to vote and therefore are not voted.

After a proxy is received, the Advisers’ stewardship and engagement team prepares a summary of the proposals contained in the proxy statement. The Advisers will follow the “Special review procedures” below, if there are any potential conflicts of interest as described in such section.

Investment analysts are generally responsible for making voting recommendations for their investment division on significant votes that relate to companies in their coverage areas. Analysts also have the opportunity to review initial recommendations made by the Advisers’ stewardship and engagement team. Depending on the vote, a second recommendation may be made by a proxy coordinator (an investment professional with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and familiarity with proxy-related issues. In this way, we seek to bring multiple perspectives to the voting process.

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Each of the Advisers’ equity investment divisions has its own proxy voting committee, which is made up of investment professionals within each division. Each division’s proxy voting committee retains final authority for voting decisions made by such division.

Therefore, if more than one fund or account invests in the same company, certain funds and accounts may vote differently on the same proposal. In addition, while voting recommendations are generally applicable to all funds and accounts managed by the investment division, the Advisers may vote differently depending on the investment objective and strategy of a particular fund or account.

Special review procedures

From time to time, the Advisers may vote proxies issued by, or on proposals sponsored or publicly supported by, (1) a client with substantial assets managed by the Advisers or their affiliates, (2) an entity with a significant business relationship with The Capital Group Companies, Inc. or its affiliates, or (3) a company with a U.S. mutual fund director on its board (each referred to as an “Interested Party”). Other persons or entities may also be deemed an Interested Party if facts or circumstances appear to give rise to a potential conflict.

The Advisers have developed procedures to identify and address instances where a vote could appear to be influenced by such a relationship. Each equity investment division has a Special Review Committee (“SRC”) of senior investment professionals and legal and compliance professionals with oversight of potentially conflicted matters.

If a potential conflict is identified according to the procedures above, the SRC will take appropriate steps to address the conflict of interest. These steps may include engaging an independent third party to review the proxy, using these Principles, to provide an independent voting recommendation to the Advisers for vote execution. The Advisers will generally follow the third party’s recommendation, except when the recommendation is inconsistent with the Advisers’ fiduciary duty to clients. Occasionally, it may not be feasible to engage the third party to review the matter due to compressed timeframes or other operational issues. In this case, the SRC will take appropriate steps to address the conflict of interest, including reviewing the proxy after being provided with a summary of any relevant communications with the Interested Party, the rationale for the voting decision, information on the organization’s relationship with the Interested Party and any other pertinent information.

Allocating votes for comanaged funds

In cases where a fund or an account is comanaged and a security is held by more than one of the Advisers’ equity investment divisions, the divisions may develop different voting recommendations for individual ballot proposals. If this occurs, and if permitted by local market conventions, the position will generally be voted proportionally by divisional holding, according to their respective decisions. Otherwise, the outcome will be determined by the equity investment division or divisions with the larger position in the security as of the record date for the shareholder meeting.

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Proxy voting for fund of funds and other pooled vehicles

In cases where the underlying fund of an investing fund managed by the Advisers, including a fund of funds, holds a proxy vote, such vote is reviewed according to the “Special review procedures” described above.

Considerations for accounts held with Capital Group Private Clients Services, Inc. (CGPCS)

CGPCS accepts proxy voting authority from its clients and follows these proxy voting procedures and principles. If CGPCS has voting authority for a client account, it generally does not provide the client the option to direct a proxy vote with respect to a particular solicitation.

Some clients reserve the right to vote proxies and do not give CGPCS the authority to vote on their behalf. In those cases, clients should contact their custodian about receiving proxies. CGPCS would not expect to discuss particular solicitations with clients for whom it does not have proxy voting authority.

Proxy voting for companies outside the United States

As noted above, we vote proxies for companies outside the U.S. whenever practicable. If insufficient proxy and meeting agenda information is provided, we will seek to obtain information to allow for an informed voting decision; however, when our efforts do not yield sufficient information, we will generally vote against those proposals in the interest of encouraging improved disclosure for investors.

Certain countries impose restrictions on the ability of shareholders to sell shares during the proxy solicitation period. We may choose, due to liquidity issues, not to expose the funds and accounts to such restrictions and thus may not vote some (or all) shares that we own.

The Principles are applied on a country-by-country basis, taking into account distinct market practices, regulations and laws, and types of proposals presented in each country.

PRINCIPLES

The following principles are grouped according to types of proposals usually presented to shareholders in proxy statements.

Auditors

We believe that objective, independent audits are critical for providing investors with clear disclosures regarding the fundamental health of a business. We examine several factors that may affect the quality of an audit and an auditor’s objectivity. We use engagement as a tool to reduce risk related to audit in our portfolio companies. In certain circumstances, this may lead to a negative vote on auditor ratification and related items.

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Director matters

Election of directors

As active fund managers, we value ongoing engagement with our portfolio companies in advancing the long-term interests of our clients, and proxy voting is an important part of that process. Director elections are of particular importance, as we believe a company’s board of directors plays a key role in the success of the company. In discharging their fiduciary duties, we expect boards to, among other things, be responsive to and act in the best interests of shareholders and to exercise appropriate oversight over the management and business of the company.

We generally support the annual election of a company’s nominees for director. We may, however, oppose all or some of the company’s nominees if we believe it to be in the best interest of shareholders or if, in our view, they have not otherwise fulfilled their fiduciary duties. In making this determination, we consider, among other things, a nominee’s potential conflicts of interest, track record (whether in the current board seat or in previous executive or director roles) with respect to shareholder protection and value creation as well as their capacity for full engagement on board matters.

With respect to capacity, we expect directors to have sufficient time to reflect and make high-quality contributions to the work of the board. As such, we will flag certain situations for additional analysis:

•	A sitting CEO, or other senior executive officer, serving on their company board plus more than one additional outside company board (in a non-executive position), and

•	A non-executive director serving on more than four public company boards, with each non-executive board chair position considered as two board seats.

When evaluating board nominees, the Advisers will consider company and individual- specific situations and circumstances. These include and are not limited to company size and complexity, business transformation, board and executive turnover, expertise, employment and controversy. We also acknowledge that service on certain boards, such as a mutual fund board or similar, may not give rise to the same concerns. In addition, we seek to engage with portfolio companies to understand their perspectives on any potential areas of concern.

We may consider opposing all or some of the nominees or certain committee members if the independence of a board and/or committee does not comply with local regulations, governance codes, listing standards or reasonable shareholder expectation. Because we expect boards to be collectively accountable for company performance and long-term value creation, we may, albeit rarely, vote against the entire board where we believe they have demonstrably failed in the execution of their duties. Where we feel a specific area has fallen short of our expectations, for example in

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relation to audit, remuneration or board composition, we may vote against the chair and/or members of the relevant committee.

We evaluate director nominees not only on an individual basis but also in the context of the whole board. We believe boards, as a whole, should have appropriate industry knowledge, skills, business experience and understanding of all relevant stakeholders of the company in order to discharge their duties effectively. This goal is more likely to be met by a board composed of individual directors who can each bring a breadth of experience and perspectives to their service. We consider that both appointments and succession plans should be based on merit and objective criteria. We expect portfolio companies and issuers to have board representation consistent with local market listing rules, regulations and corporate governance codes.

Independent board chair/Separation of chair and CEO

We believe board independence is essential to good corporate governance. In addition to having a board’s majority made up of independent members, we prefer separation of the chair and CEO roles and an independent board chair as best practice for structural oversight of the executive team.

We recognize that, in some cases, a sufficient level of board independence and leadership can be accomplished via other means. For example, in situations where a board has appointed an independent lead director, we will examine that individual’s duties and interaction with the chair/CEO to determine whether a full separation of the roles is still warranted.

We analyze board structure, leadership and overall governance on a case-by-case basis in arriving at decisions on whether to support separation of the chair and CEO roles.

Governance provisions

While we would typically support each of the following proposals as best practices if presented separately, we are aware that often a company may already have adopted several of these governance features. In such situations (such as a proposal to add cumulative voting in cases where directors are elected annually and there is a majority vote provision), we would consider whether the additional protections are necessary, or whether a combination of these features would leave a company vulnerable to coercive actions by shareholders with short-term investment horizons.

Shareholder access to the proxy

Proxy access proposals generally require a company to amend its bylaws to allow a qualifying shareholder or group of shareholders to nominate up to two directors on a company’s proxy ballot. To qualify, an individual or group must have owned a certain percentage (typically 3% to 5%) of the company’s shares for a minimum period of time (typically one to three years).

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All proposals are reviewed on a case-by-case basis. We generally believe the following:

•

The holding period is the most important component of these proposals, since length of ownership demonstrates a commitment that is more likely to be aligned with our interests as long-term shareholders. As such, three years appears reasonable.

•

The ownership threshold should be set at the right level to avoid misuse of this provision by those without a significant economic interest in a company, so we generally will apply a sliding scale of 5% for small capitalization companies and 3% for large capitalization companies.

•	The number of board seats to be added under these proposals should be capped at a reasonable number (generally 10% to 25%).

•	The number and makeup of parties that may nominate directors should be representative of the broader shareholder base.

We may vote against shareholder proposals to amend existing proxy access bylaws if the company has already adopted a bylaw that meets the general parameters described above.

Classified boards

A classified board is one that elects only a percentage of its members each year. (Usually, one-third of directors are elected to serve a three-year term.) Generally, we support proposals declassifying boards. We believe that declassification (i.e., the annual election of all directors) increases a board’s sense of accountability to shareholders.

Cumulative voting

Under cumulative voting, each shareholder has a number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders can cast all of their votes for a single nominee, thus allowing minority shareholders to elect a director. We generally support the concept of cumulative voting in order to promote management and board accountability, and the opportunity for leadership change.

Majority vote requirement

Generally, we support proposals designed to make director elections more meaningful, either by requiring a majority vote in director elections (more “for” votes than “against”) or by requiring any director receiving more withhold votes to tender their resignation.

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Anti-takeover provisions, shareholder rights and reincorporation

Shareholder rights plans (“poison pills”)

“Poison pills” are a defense against unwelcome takeover offers. These plans allow shareholders (other than the shareholder making the unwelcome takeover offer) to purchase stock at significantly discounted prices under certain circumstances.

The plans force would-be acquirers to negotiate with the board, effectively giving the board veto power over any offer. Poison pills can be detrimental to the creation of shareholder value and can help entrench management by thwarting or deterring acquisition offers that are not favored by the board but that may be beneficial to shareholders.

We generally support the elimination of existing poison pills and proposals that would require shareholder approval to adopt prospective poison pills. There may be a few select circumstances, however, where the analyst feels a need for the company to maintain anti-takeover protection. Additionally, if a company has crafted a shareholder- friendly pill, we may not support a shareholder proposal to eliminate or amend the existing provisions. One example of this is the Canadian model, which requires shareholder review and consideration of any acquisition offer.

Other anti-takeover measures

Anti-takeover provisions that are not classic poison pills are considered on a case-by-case basis. However, the guiding principle should be that anti-takeover provisions have the ability to suppress potential shareholder value by discouraging acquirers.

Change of corporate domicile

•	Reincorporation within the U.S.: We generally leave the state domicile decision to the discretion of company management and its board.

•

Reincorporation outside the U.S.: We consider a company’s specific circumstances with respect to the reasons for the reincorporation. Factors that may influence whether we support a proposal to reincorporate include the potential for both corporate and shareholder-level taxes to be triggered at the time of the event, as well as the potential long-term impact of country-specific tax treaties.

Action by written consent/Right to call a special meeting

We consider several factors relating to these proposals and apply them on a case-by- case basis.

These include a company’s market capitalization, composition of the company’s largest shareholders, its responsiveness to previous shareholder proposals and other forms of feedback, any meeting provisions and ownership thresholds currently in place, and its overall governance structure. While we believe that both the

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rights to take action by written consent and to call a special meeting are important tools for shareholders, we will consider a company’s overall governance profile before supporting shareholder proposals to adopt or amend those rights.

The right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, especially in a proxy fight. We generally support adoption of this right in principle and oppose proposals that would prevent shareholders from taking action without a formal meeting or that would take away a shareholder’s right to call a special meeting.

The ability to call a special meeting is also a valuable right for shareholders that we generally support. However, we consider the details of these shareholder proposals, particularly the proposed ownership thresholds, and attempt to assess whether a low limit (e.g., 10%) would allow actions by a relatively small group that might not be in the best interests of the majority of shareholders.

Capitalization

Authorization of new common shares

We generally support reasonable increases in authorized shares when the company has articulated a need (for example, a stock split or recapitalization). Even so, we are aware that new shares may dilute the ownership interest of shareholders. Consequently, other than in the case of stock splits, we generally oppose proposals that would more than double the number of authorized shares.

Authorization of “blank check” preferred shares

“Blank check” preferred shares give the board complete discretion to set terms (including voting rights). Such shares may have voting rights far in excess of those held by common stockholders. We generally oppose proposals that allow a board to issue preferred shares without prior shareholder approval, as well as proposals that allow the board to set the terms and voting rights of preferred shares at their discretion. However, a request for preferred shares with voting rights that are equal to those of existing common stock shares generally would be considered similarly to a request for authorization of new common shares.

Compensation and benefit plans

Advisory vote on executive compensation (say-on-pay)

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd- Frank”) requires companies to allow shareholders to cast advisory (nonbinding) votes on the compensation for named executive officers, as well as the frequency of such votes (every one, two or three years). Under Dodd-Frank, the advisory vote on compensation

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will cover the Compensation, Discussion and Analysis disclosure, executive compensation tables, and related narrative in company proxy filings.

We generally will ratify executive compensation unless we have specific concerns about the structure or amounts paid at a particular company (based, in part, on the factors outlined below under “Equity incentive plans”). For example, we expect short-term incentives to constitute no more than a third — and long-term incentives to constitute at least two-thirds — of an executive’s overall compensation. We apply additional scrutiny to those companies where we have a history of voting against one or more compensation plans or where we have withheld votes from compensation committee members over the past several years.

When the company has made use of one-off or non-standard award structures, we will evaluate these on a case-by-case basis, considering the quantum and vesting criteria of the award as well as the retentive needs at the company.

From time to time, we will vote against say-on-pay proposals if we are dissatisfied with a component of the overall compensation policy (e.g., high dilution, ability to reprice or exchange options, cash bonus caps expressed as a percentage of net income rather than hard dollar stop).

With respect to the frequency of advisory votes on compensation, we historically found the triennial option to be most consistent with our long-term focus at companies that presented no obvious compensation-related concerns. We acknowledge that it is often difficult for companies to make significant changes within a 12-month period and found that we have ongoing engagement with companies even when the say-on-pay votes occur less frequently. Annual votes, however, allow for regular feedback and ongoing monitoring of the impact of any policy changes. Accordingly, we will generally support management recommendation for annual votes. When longer frequencies are proposed (e.g., biennial or triennial), we will consider these proposals on a case-by-case basis, taking into account the company’s current practices and any history of concerns related to compensation.

Equity incentive plans

Incentive plans are complicated, and many factors are considered when evaluating a plan. No single factor is determinative; investment professionals weigh each plan based on protecting shareholder interests and our historical knowledge of the company and its management. Factors include:

•

Pricing: We believe options should be priced to at least 100% of fair market value (the price that shareholders would pay on the open market) on the date they are granted. We do not generally support options priced at a discount to the market.

•

Repricing: An “out-of-the-money” option has an exercise price that is higher than the current price of the stock. We generally have not supported replacing “out-of- the-money” options with new options at a lower exercise price (generally known

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as “repricing”) because it is not consistent with a policy of offering options as a form of long-term compensation. However, there may be circumstances under which we would consider a limited exchange program (including value-neutral exchanges).

•

Dilution: Dilution is the reduction of the voting power and/or economic interest of existing shareholders due to an increase in shares available for distribution to company employees in lieu of cash compensation. We consider several kinds of dilution: the historical annual dilution of the current plan, the potential dilution of the proposed plan and the cumulative dilution of all option plans. We tend to oppose plans that result in “excessive” dilution for existing shareholders. Acceptable dilution levels are not rigidly defined but will be a function of the (i) stage of the company’s lifecycle (embryonic to mature), (ii) company size (market capitalization), (iii) historical growth rate of sales and earnings, (iv) competitive environment and (v) extenuating circumstances related to the company’s industry. In addition, greater dilution can be tolerated when options are awarded to all employees rather than to top-level management only. We generally oppose evergreen plans (which provide for an automatic annual increase of shares available for awards without shareholder approval).

•	Performance: We prefer linking compensation (cash and equity) to appropriate performance criteria that encourage a long-term focus, consistent with our approach to investing.

•

Shares available for awards: Requests for additional incentive plan shares, where there are a substantial number of shares currently in reserve, will receive additional scrutiny to ensure that a company continues to award equity at an appropriate rate.

•

Option expensing: We generally support option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is nonbinding and does not require the company to adopt a specific expensing methodology.

Restricted stock plans

We support restricted stock plans when such grants replace cash compensation without increasing the historical cash award and when the amount of restricted stock available for distribution represents a reasonable percentage of overall equity awards. We also consider performance criteria and other vesting requirements, as well as the economic value of the restricted stock when compared to options.

Non-employee director compensation

We generally support equity-based compensation for non-employee directors that aligns their interests with shareholders. Such plans must be reasonable in size, have fair- market-value option grants and not create excess total compensation. (They should be subject to the same limitations as executive incentive plans.) We also review the mix of

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options, stock awards and cash compensation. We believe that compensation packages should be structured to attract, motivate and retain qualified directors, but that excessive board compensation can undermine the board’s independence.

Employee stock purchase plans

We generally support employee stock purchase plans, which are designed to allow employees to purchase stock at a discount price and to receive favorable tax treatment when the stock is sold. In many cases, the price is 85% of the market value of the stock. These plans are broad-based and have relatively low caps on the amount of stock that may be purchased by a single employee. We generally do not take opposition to the use of evergreen provisions if they are strictly applied to employee stock purchase plans.

Shareholder proposals regarding executive compensation

Caps on executive pay

In general, we oppose shareholder proposals that seek to set limits on executive compensation, because competitive compensation packages are necessary to attract, motivate and retain executives. Shareholder proposals on this issue tend to specify arbitrary compensation criteria.

Executive pay restrictions or freezes

We generally oppose proposals specifying restrictions on executive pay because they take away compensation committee flexibility. Such proposals include terminating the company’s option or restricted stock programs, freezing executive pay during periods of large layoffs, establishing a maximum ratio between the highest paid executive and lowest paid employee, and linking executive pay to social criteria.

Executive severance agreements

Generally, we support proposals that require shareholder approval of executive severance agreements, largely because of the trend toward excessive severance benefits (also known as golden parachutes). If an executive leaves for reasons related to poor performance, allowing a generous “parting gift” seems contrary to good corporate governance. While we typically support proposals asking that such severance be limited to 2.99 times pay and bonus (amounts over this threshold are subject to a 20% excise tax), we may vote against proposals that request a lower limitation.

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Other shareholder proposals

General principles

When evaluating shareholder proposals, we consider their materiality to the company and their ability to generate long-term value in light of the company’s business model and specific operating context. We generally favor transparency, as it allows our investment professionals to better understand a company’s risks and opportunities and its long-term value drivers. Comparing a company against its peers and against prevailing “best practices” in the relevant sector each provides helpful benchmarking that also informs our voting decisions. In addition, we support increased standardization of disclosures, particularly ones that leverage existing regulatory reporting or industry best practices, to allow for greater comparability among companies.

We will generally avoid supporting proposals that are overly prescriptive, taking into account, among other things, the current policies, practices and regulatory obligations of the company. We consider whether a shareholder proposal is nonbinding and may vote in favor of a proposal that addresses either a material shortcoming or an area in which the company has not shown sufficient progress, even if the proposal would benefit from some modification before being implemented.

Where applicable, we will also seek to apply other principles articulated in this document.

Political spending and advocacy

We review shareholder proposals relating to political expenditures on a case-by-case basis. In order to make a voting decision, we consider:

1)	whether there currently is a policy in place regarding political spending;

2)	the level of political spending oversight by the board and management team; and

3)	a company’s current disclosure practices and whether the company has been subject to any previous fines or litigation.

We will generally support company disclosure regarding political spending and advocacy, including industry body membership. This is particularly the case when the current disclosure on political contributions is insufficient or significantly lacking compared to a company’s peers, there are verifiable or credible allegations of funds mismanagement through donations, or either there is no explicit board oversight or there is evidence that board oversight on political expenses is inadequate. On the other hand, we may not support a shareholder proposal if the information requested is already available in another report or the company meets the criteria noted above. We do encourage companies to disclose information relating to their political spending and advocacy against the criteria put forth by the Center for Political Accountability.

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Social issues

We know that social issues, such as employee safety, community engagement and human rights (including with respect to a company’s supply chain), are important factors that can affect companies’ long-term prospects for success. As such, they are researched by our investment professionals as part of the investment process and are also considered within the framework described above, under “General principles,” when reviewing shareholder proposals. This approach is consistent with the stated investment objectives and policies of the funds and accounts we manage.

Generally, we believe that understanding an organization’s approach to human capital management can enable shareholders to assess how companies are managing people and identify those that are able to create and sustain a competitive advantage. To enable our understanding of a company’s approach to human capital management, we encourage companies to disclose the composition of the workforce in a regionally appropriate manner. We support relevant reporting and disclosure that is consistent with broadly applicable standards.

Environmental issues

As with other types of proposals, when reviewing those related to environmental issues, we take into account the investment implications and are required to vote in a manner consistent with the objectives of the funds and accounts we manage. We examine each environmental issue within the context of each specific company’s situation, including any potentially negative impact to the company’s business or operations that we feel have not been properly addressed. In formulating a voting decision on these issues, we weigh the set of factors described under “General principles” above: the issue’s materiality to the company, overall value of transparency and standardization of disclosure, the prescriptive and/or nonbinding nature of the shareholder proposal, best-in-class practices by peer group companies and best practices in the applicable sector.

We generally believe environmental issues present investment risks and opportunities that can shape a company’s long-term financial sustainability. Accordingly, we expect companies to disclose against industry standards, including those set forth by the International Sustainability Standards Board (ISSB) and, to the extent applicable, the underlying Sustainability Accounting Standards Board (SASB) and Task Force on Climate-related Financial Disclosures (TCFD) frameworks. We also expect companies to publish reporting on sustainability issues that are material to investment analysis. We will generally vote against proposals that call for director candidates with specialized expertise because, in addition to the importance of an individual director’s breadth of experience (as discussed above under “Election of directors”), we believe overly prescriptive proposals can create burdensome limitations on the effectiveness of a company’s oversight. However, where the company is in a sector with particular exposure to climate-related risks and we believe directors with specialized expertise would enhance the company’s ability to mitigate such risks and create long-term value, we will consider voting in favor of such proposals.

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Supplemental regional guidance

For voting in relation to markets in the Americas region, Europe, Middle East and African region (EMEA) and the Asia-Pacific region (APAC), we have developed additional voting guidance to address regional differences in either local market regulation or standards of corporate governance best practice. In the event of a material difference between the regional guidance and our Proxy Voting Procedures and Principles, the latter shall prevail.

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Nuveen Proxy Voting Guidelines

I. Introduction

Our voting practices are guided by our fiduciary obligations to our clients. These Guidelines set forth the manner in which the Advisers intend to vote on proxy matters involving publicly traded portfolio companies held in client portfolios, and serve to assist clients, portfolio companies and other interested parties in understanding how the Advisers intend to vote on proxy-related issues.

Applicability

These Guidelines apply to Nuveen associates acting on behalf of Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”) (each an “Adviser” and collectively referred to as the “Advisers”)

We vote proxies in accordance with what we believe is in the best interest of our clients. In making those decisions, we are principally guided by enhancing long-term shareholder value, and may take into account many factors, including input from our investment teams and third-party research.

As indicated in these Guidelines, we monitor Portfolio Companies’ environmental, social and governance (ESG) practices in an effort to ensure that boards consider these factors in the context of their strategic deliberations consistent with the aim of preserving and enhancing long-term shareholder value. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate and we may vote differently on the same proposal given the Portfolio Company’s individual circumstances. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proxy proposal.

The Guidelines are implemented by Nuveen’s Stewardship Group and applied in consideration of the facts and circumstances of the particular proxy proposal. The Stewardship Group relies on its professional judgment informed by proprietary research and reports provided by various third-party research providers. The portfolio managers of the Advisers maintain the ultimate decision-making authority with respect to how proxies will be voted and may determine to vote contrary to the Guidelines if such portfolio manager determines it is in the best interest of the respective Adviser’s clients to do so. The rationale for votes submitted contrary to the Guidelines will be documented and maintained.

The Guidelines are applicable to any publicly traded operating company held in an account that is managed by an Adviser or a Nuveen Affiliated Entity. For the avoidance of doubt, Portfolio Company excludes investment companies.

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II. Accountability and Transparency

Board of Directors

ELECT DIRECTORS

General Policy: We generally vote in favor of the board’s nominees but will consider withholding or voting against some or all directors in the following circumstances:

•

When we conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty or are otherwise not in the best interest of shareholders. Such actions would include:

–	Egregious compensation practices,

–	Lack of responsiveness to a failed vote,

–	Unequal treatment of shareholders,

–	Adoption of inappropriate antitakeover devices, or

–	When a director has consistently failed to attend board and committee meetings without an appropriate rationale being provided.
•	Independence

–	When board independence is not in line with local market regulations or best practices,

–	When a member of executive management sits on a key board committee that should be composed of only independent directors, or

–	When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions.

•	Board Refreshment

–

When there is insufficient representation of difference backgrounds, experiences, and perspectives on the board, and the company has not demonstrated its commitment to making the board more inclusive and reflective of a broad range of characteristics, or

–	When we determine that director tenure is excessive and there has been no recent board refreshment.

CONTESTED ELECTIONS

General Policy: We will support the candidates we believe will represent the best interests of shareholders.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

General Policy: We generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

ESTABLISH SPECIFIC BOARD COMMITTEES

General Policy: We generally vote against shareholder resolutions asking the company to establish specific board committees unless we believe specific circumstances dictate otherwise.

ANNUAL ELECTION OF DIRECTORS

General Policy: We generally support shareholder resolutions asking that each member of the board of a publicly traded operating company stand for re-election annually.

CUMULATIVE VOTING

General Policy: We generally do not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of special interest directors.

SEPARATION OF CHAIRMAN AND CHIEF EXECUTIVE OFFICER

General Policy: We will consider supporting shareholder resolutions asking that the roles of chairman and CEO be separated when we believe the company’s board structure and operation has insufficient features of independent board leadership, such as the lack of a lead independent director. In addition, we

Part II - C - 69	2

may also support resolutions on a case-by- case basis where we believe, in practice, that there is not a bona-fide lead independent director acting with robust responsibilities or the company’s ESG practices or business performance suggest a material deficiency in independent influence into the company’s strategy and oversight.

Shareholder Rights

PROXY ACCESS

General Policy: We will consider on a case-by-case basis shareholder proposals asking that the company implement a form of proxy access. In making our voting decision, we will consider several factors, including, but not limited to: current performance of the company, minimum filing thresholds, holding periods, number of director nominees that can be elected, existing governance issues and board/management responsiveness to material shareholder concerns.

RATIFICATION OF AUDITOR

General Policy: We will generally support the board’s choice of auditor and believe that the auditor should be elected annually. However, we will consider voting against the ratification of an audit firm where non-audit fees are excessive,where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, where there has been a material restatement of financials or where the auditor’s independence is questionable.

SUPERMAJORITY VOTE REQUIREMENTS

General Policy: We will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

DUAL-CLASS COMMON STOCK AND UNEQUAL VOTING RIGHTS

General Policy: We will generally support shareholder resolutions asking for the elimination of dual classes of common stock or other forms of equity with unequal voting rights or special privileges.

RIGHT TO CALL A SPECIAL MEETING

General Policy: We will generally support shareholder resolutions asking for the right to call a special meeting. However, we believe a 25% ownership level is reasonable and generally would not be supportive of proposals to lower the threshold if it is already at that level.

RIGHT TO ACT BY WRITTEN CONSENT

General Policy: We will consider on a case-by-case basis shareholder resolutions requesting the right to act by written consent.

ANTITAKEOVER DEVICES (POISON PILLS)

General Policy: We will consider on a case-by-case basis proposals relating to the adoption or rescission of antitakeover devices with attention to the following criteria:

•	Whether the company has demonstrated a need for antitakeover protection,

•	Whether the provisions of the device are in line with generally accepted governance principles,

•	Whether the company has submitted the device for shareholder approval, or

•	Whether the proposal arises in the context of a takeover bid or contest for control.

We will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

REINCORPORATION

General Policy: We will evaluate on a case-by-case basis proposals for reincorporation taking into account the intention of the proposal and the established laws of the new domicile and jurisprudence of the target domicile. We will not support the proposal if we believe the intention is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

Part II - C - 70	3

CORPORATE POLITICAL INFLUENCE

General Policies:

•	We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s direct political contributions, including board oversight procedures.

•	We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities.

•	We may consider not supporting shareholder resolutions that appear to promote a political agenda that is contrary to the long-term health of the corporation.

•	We will evaluate on a case-by-case basis shareholder resolutions seeking disclosure of a company’s lobbying expenditures.

CLOSED-END FUNDS

We recognize that many exchange-listed closed-end funds (“CEFs”) have adopted particular corporate governance practices that deviate from certain policies set forth in the Guidelines. We believe that the distinctive structure of CEFs can provide important benefits to investors but leaves CEFs uniquely vulnerable to opportunistic traders seeking short-term gains at the expense of long-term shareholders. Thus, to protect the interests of their long-term shareholders, many CEFs have adopted measures to defend against attacks from short-term oriented activist investors. As such, in light of the unique nature of CEFs and their differences in corporate governance practices from operating companies, we will consider on a case-by-case basis proposals involving the adoption of defensive measures by CEFs. This is consistent with our approach to proxy voting that recognizes the importance of case-by-case analysis to ensure alignment with investment team views and voting in accordance with the best interest of our shareholders.

Compensation Issues

ADVISORY VOTES ON EXECUTIVE COMPENSATION (SAY ON PAY)

General Policy: We will consider on a case-by-case basis the advisory vote on executive compensation (say on pay). We expect well-designed plans that clearly demonstrate the alignment between pay and performance, and we encourage companies to be responsive to low levels of support by engaging with shareholders. We also prefer that companies offer an annual non-binding vote on executive compensation. In absence of an annual vote, companies should clearly articulate the rationale behind offering the vote less frequently.

We generally note the following red flags when evaluating executive compensation plans:

•

Undisclosed or Inadequate Performance Metrics: We believe that performance goals for compensation plans should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the plan will drive long-term value creation.

•

Excessive Equity Grants: We will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company.A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

•

Lack of Minimum Vesting Requirements: We believe that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

•	Misalignment of Interests: We support equity ownership requirements for senior executives and directors to align their interests with those of shareholders.

Part II - C - 71	4

•

Special Award Grants: We will generally not support mega-grants. A company’s history of such excessive grant practices may prompt us to vote against the stock plans and the directors who approve them. Mega-grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance.We also expect companies to provide a rationale for any other one-time awards such as a guaranteed bonus or a retention award.

•

Excess Discretion: We will generally not support plans where significant terms of awards — such as coverage, option price, or type of awards — are unspecified, or where the board has too much discretion to override minimum vesting or performance requirements.

•

Lack of Clawback Policy: We believe companies should establish clawback policies that permit recoupment from any senior executive who received compensation as a result of defective financial reporting, or whose behavior caused financial harm to shareholders or reputational risk to the company.

EQUITY-BASED COMPENSATION PLANS

General Policy: We will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where potential dilution or burn rate total is excessive. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid- capitalization firms and start-up companies.

We generally note the following red flags when evaluating equity incentive plans:

•

Evergreen Features: We will generally not support option plans that contain evergreen features, which reserve a specified percentage of outstanding shares for award each year and lack a termination date.

•	Reload Options: We will generally not support reload options that are automatically replaced at market price following exercise of initial grants.

•

Repricing Options: We will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

•	Undisclosed or Inappropriate Option Pricing: We will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

GOLDEN PARACHUTES

General Policy: We will vote on a case-by-case basis on golden parachute proposals, taking into account the structure of the agreement and the circumstances of the situation. However, we would prefer to see a double trigger on all change-of-control agreements and no excise tax gross-up.

SHAREHOLDER RESOLUTIONS ON EXECUTIVE COMPENSATION

General Policy: We will consider on a case-by-case basis shareholder resolutions related to specific compensation practices. Generally, we believe specific practices are the purview of the board.

III. Guidelines for ESG Shareholder Resolutions

We generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors should determine the strategic impact of environmental and social issues and disclose how they are dealing with these issues to mitigate risk and advance long-term shareholder value.

Part II - C - 72	5

Environmental Issues

CLIMATE CHANGE

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions, the impact of climate change on a company’s business activities and products and strategies designed to reduce the company’s long-term impact on the global climate.

USE OF NATURAL RESOURCES

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve the efficiency of its use of natural resources.

IMPACT ON ECOSYSTEMS

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful impacts or other hazards to local, regional or global ecosystems that result from its operations or activities.

ANIMAL WELFARE

General Policy: We will generally support reasonable shareholder resolutions asking for reports on the company’s impact on animal welfare.

Issues Related to Customers

PRODUCT RESPONSIBILITY

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure relating to the quality, safety and impact of a company’s goods and services on the customers and communities it serves.

Issues Related to Employees and Suppliers

HUMAN CAPITAL

General Policies:

•

We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

•

We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce, board composition in terms of varied backgrounds and perspectives, and gender pay equity policies and practices.

GLOBAL LABOR STANDARDS

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s labor standards and enforcement practices, as well as the establishment of global labor policies based upon internationally recognized standards.

Issues Related to Communities

CORPORATE RESPONSE TO HEALTH RISKS

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to significant public health impacts resulting from a company operations and products, as well as the risks to a company’s operations and long-term growth.

Part II - C - 73	6

GLOBAL HUMAN RIGHTS CODES OF CONDUCT

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s human rights standards and the establishment of global human rights policies, especially regarding company operations in conflict zones or areas of weak governance.

Nuveen Asset Management, LLC, Teachers Advisors, LLC, and TIAA-CREF Investment Management, LLC are SEC registered investment advisers and subsidiaries of Nuveen, LLC

Incepted: 10.01.2022

Amended: 12.18.2023

Amended: 07.29. 2024

Amended: 09.22.2025

Part II - C - 74	7

Proxy Voting Policies and Procedures

Introduction

Allspring Stewardship

As a fiduciary, Allspring is committed to effective stewardship of the assets we manage on behalf of our clients in our active investment strategies. To us, good stewardship reflects responsible, active ownership and includes both engaging with issuers and voting proxies in a manner that we believe will maximize the long-term value of our clients’ investments.

Scope

These Proxy Voting Policies and Procedures (“Policies and Procedures”) set forth how we exercise voting rights on behalf of clients that have delegated proxy voting authority to any of the following Allspring advisory entities:

•	Allspring Global Investments, LLC

•	Allspring Funds Management, LLC

•	Allspring Global Investments (UK) Limited

•	Allspring Global Investments Luxembourg S.A

•	Allspring Global Investments (Singapore) Pte. Ltd

•	Galliard Capital Management, LLC

Voting Philosophy

Allspring has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients, without regard to any relationship that Allspring or its affiliates may have with proxy issuers. Allspring exercises its voting responsibility as a fiduciary with the goal of maximizing the long-term value of our clients’ investments consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, Allspring supports sound corporate governance practices at companies in which client assets are invested.

Governance and Administration

Proxy Governance Committee

Allspring’s Proxy Governance Committee (“PGC”) is responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. PGC reviews the Policies and Procedures at least annually. PGC may delegate certain powers and responsibilities to proxy voting working groups. PGC reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from proxy voting working groups.

PGC Meetings

PGC meets at least quarterly but may be convened more frequently as necessary (for example, to discuss a specific proxy proposal). PGC shall convene or act through written consent, including through the use of electronic systems of record, of a majority of PGC members. Any working group of the PGC shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the working group members available at that time.

PGC Membership

PGC voting members are identified in the Allspring Proxy Charter. Changes to the membership of PGC will be made only with approval of PGC.

Part II - C - 75

Proxy Due Diligence Working Group

PGC has delegated responsibility to the Proxy Voting Due Diligence Working Group (”DDWG”) to review and recommend votes on certain proxy matters as outlined in the procedures below.

Proxy Administration

Allspring’s Stewardship Team (“Stewardship”) is responsible for administering the proxy voting process to ensure its implementation consistent with these Policies and Procedures. Stewardship monitors Allspring’s third party proxy voting vendor to ensure proxy voting is being done in a timely and accurate manner. Stewardship regularly reviews these Policies and Procedures and recommends revisions as necessary. Stewardship is also responsible for monitoring the potential conflicts of interest disclosed by the proxy voting vendor.

Third-Party Proxy Voting Vendor

Allspring has retained a third-party proxy voting vendor, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions, including: 1) providing research and recommendations on proxy matters, 2) providing technology to facilitate the sharing of ISS research, 3) voting proxies in accordance with Allspring’s instructions, and 4) handling various administrative and reporting items.

Proxy Voting Procedures

Allspring’s proxy voting process emphasizes engagement with Portfolio Management in order to leverage their knowledge of issuers. While Allspring’s process follows a systematic approach to arrive at a recommended vote, Portfolio Management is given the opportunity to review and override voting recommendations (with documented justification).

Unless otherwise required by applicable law1 and absent a Portfolio Management override, proxy matters are generally voted in accordance with Allspring’s voting policy at ISS designed to implement Allspring’s custom enhancements to the ISS Global Benchmark Proxy Voting Policy2, as discussed in more detail below under “Allspring Proxy Voting Guidelines.”3 However, two types of proxy matters are subject to additional review:

01

Any proxy matters deemed of “high importance”[4] (e.g., proxy contests, mergers, and acquisitions) where ISS opposes the recommendations of issuer management will be referred to Portfolio Management for case-by-case review and vote determination.

02

Any proxy matters involving environmental or social issues where ISS opposes the recommendations of issuer management are reviewed by DDWG. If DDWG recommends a vote against issuer management, the recommendation is referred to Portfolio Management[5] for case-by-case review and vote determination.

“High importance” and environmental and social proxy matters on which ISS supports the recommendations of issuer management are generally voted with issuer management, absent Portfolio Management feedback to the contrary.

[1]

Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by Allspring-managed funds, Allspring shall vote the Third Party Fund Holding Voting Matter on behalf of such funds accordingly.

[2]	The term “ISS Global Benchmark Policy” means the combination of ISS regional benchmark policies.
[3]	As directed by certain clients, Allspring applies other ISS guidelines (e.g., ISS Taft-Hartley Guidelines) or custom proxy guidelines provided by the client.
[4]	The term “high importance” is defined as those items designated Proxy Level 6 or 5 by ISS, which include proxy contests, mergers, and other reorganizations.

Part II - C - 76	2

Index Strategies

Certain client accounts employ strategies that seek to replicate the returns of an index (“Index Strategies”). Given the absence of fundamental research on positions held only in Index Strategies, Allspring will not vote proxies for positions held only in such strategies; provided that Allspring generally will vote proxies on a “high importance” matter where Allspring has a significant ownership level that increases the potential for its vote to be determinative on the matter.

Allspring Proxy Voting Guidelines

The following reflects Allspring’s Proxy Voting Guidelines in effect as of the date of these Policies and Procedures.

We believe that Boards of Directors of issuers should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

•

We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

•

We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interest.

•

In general, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties. For Chief Executive Officers, we allow for no more than one outside directorship and for directors at large of operating companies, no more than four in total.

•

We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We believe a well-composed board should seek members with a breadth of experiences, perspectives and skillsets in order to create the diversity of thought needed to ensure constructive debate in the boardroom. To this end, we support fulsome disclosure of a board’s process for building, assessing and maintaining an effective board, which should include a description of the range of skills, professional experience and personal characteristics (such as age, gender and/or race/ethnicity) represented on the board. We believe a board’s composition should comply with the requirements of any relevant market-specific governance frameworks and be consistent with market norms in the market in which the company is listed. To the extent that a board’s composition is inconsistent with such requirements or differs from prevailing market norms, we expect the company to disclose the board’s rationale for such differences and any anticipated actions to address them. On a case-by-case basis, our assessment of this disclosure may affect our willingness to support the chair of the nominations committee.

We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.

•

We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests.

•

We believe that directors of public operating and holding companies be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.

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•	We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.

•

We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general, we support market-standardized proxy access proposals, and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.

•

We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general, we support the right to call a special meeting with a threshold of 15%-25% of shareholder support as we believe it is a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests.

General Guidelines on Shareholder Proposals

When evaluating shareholder proposals, we consider their materiality to the company and relationship to long-term value generation and/or risk management in light of the company’s business model and specific operating context. For instance, certain social issues, such as employee safety, workforce engagement and human rights (including with respect to a company’s supply chain), can affect companies’ long-term prospects for success. Furthermore, certain environmental issues can present investment risks and opportunities that can impact a company’s long-term financial success.

If the issue is deemed material to the company, we then consider salient factors to inform our votes, such as the overall value of any report or other disclosure requested by a proposal, best-in-class practices by peer group companies and best practices in the applicable sector. We will generally avoid supporting proposals that are overly prescriptive, taking into account the current policies, practices, disclosures and regulatory obligations of the company, among other considerations. We generally favor shareholder proposals that improve transparency, as it allows our investment professionals to better understand a company’s risks and opportunities and its long-term value drivers.

Closed-End Funds

We recognize that many exchange-listed closed-end funds (“CEFs”) have adopted particular corporate governance practices that deviate from certain policies set forth in these Policies and Procedures. We believe that the distinctive structure of CEFs can provide important benefits to investors but leaves CEFs uniquely vulnerable to short-term oriented activist investors. Thus, to protect the interests of their shareholders, many CEFs have adopted measures to defend against attacks from activist investors. As such, in light of the unique nature of CEFs and their differences in corporate governance practices from operating companies, we will consider on a case-by-case basis proposals involving the adoption of defensive measures by CEFs. This is consistent with our approach to proxy voting that recognizes the importance of case-by-case analysis to ensure alignment with investment team views and voting in accordance with the best interests of shareholders.

Practical Limitations to Proxy Voting

While Allspring uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for Allspring to vote proxies (e.g., limited value or unjustifiable costs). One such instance is “share blocking.”

Proxy voting in certain countries requires share blocking, which requires shareholders wishing to vote their proxies to deposit their shares with a designated depository before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, Allspring believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, Allspring will not participate and will refrain from voting proxies for those clients impacted by share blocking.

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Securities on Loan

Clients may have securities lending programs and instruct Allspring to endeavor to recall securities on loan to facilitate proxy voting on their behalf. With respect to proxies for loaned securities, if Stewardship is aware of a high importance matter expected on a proxy in time to recall the security, the security will generally be recalled for voting.

Conflicts of Interest

As a fiduciary to our clients, Allspring seeks to identify and mitigate conflicts of interest that may arise as a result of its proxy voting activities. Allspring may have a conflict of interest regarding a proxy to be voted upon if, for example, Allspring or its affiliates have other relationships with the issuer of the proxy (e.g., if the issuer is a corporate pension fund client of Allspring). When PGC becomes aware of such a conflict of interest, it takes steps to mitigate the conflict by using any of the following methods:

•	Instructing ISS to vote in accordance with its recommendation

•	Disclosing the conflict to the relevant client and obtaining its consent before voting

•	Submitting the matter to the relevant client to exercise its authority to vote on such matter

•	Engaging an independent fiduciary who will direct the vote on such matter

•	Voting in proportion to other shareholders (“mirror voting”)

Finally, Allspring is a private company and controlling interest which is owned by certain private funds managed by GTCR LLC, a private equity firm (“GTCR”). These funds and other funds managed by GTCR also have ownership interests in other companies in which Allspring invests on behalf of its clients. Allspring manages this potential conflict of interest by defaulting all voting of any proxies issued by such companies to the ISS recommendation.

Records Retention

The Stewardship Team will maintain the following records relating to the implementation of the Policies and Procedures:

•	A copy of these Policies and Procedures

•	Proxy statements received for client securities (which ISS maintains on behalf of Allspring)

•	Records of votes cast on behalf of funds and separate account clients (which ISS maintains on behalf of Allspring)

•	Records of each written client request for proxy voting records and Allspring’s written response to any client request (written or oral) for such records

•	Any documents prepared by Allspring or ISS that were material to making a proxy voting decision

Such proxy voting books and records shall be maintained for a period of six years.

Disclosure of Policies and Procedures and Voting Results

These Policies and Procedures or a summary thereof are disclosed on Allspring’s website and as required in relevant regulatory documents.

Upon client request, Allspring will provide clients with proxy statements and any records as to how Allspring voted proxies on their behalf. Clients may contact their relationship manager, call Allspring at 1-866-259-3305 or e-mail: allspringclientadministration@allspringglobal.com to request a record of proxies voted on their behalf.

Allspring discloses proxy voting results in periodic regulatory reports as required by applicable law. In addition, Allspring may disclose high-level proxy voting statistics in materials on its website. Allspring does not disclose to any issuer or third party how its separate account client proxies are voted.

Approved by PGC: 10 February 2026

Effective date: 1 April 2026

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PROXY VOTING POLICY

February 2025

APPLIES TO:

•	Lord, Abbett & Co. LLC, and its advisory affiliates (the “Lord Abbett Advisers”)
•	Lord Abbett Family of Funds
•	Lord Abbett Alternatives Funds

RISKS ADDRESSED BY THIS POLICY:

•	Proxies are not voted in the best interests of clients.
•	Proxies are not identified and voted in a timely manner.
•	Conflicts between an adviser’s interests and those of the client are not identified and addressed.

RELEVANT LAW AND OTHER SOURCES

•	Rule 206(4)-6 of the Investment Advisers Act
•	Rule 204-2 of the Investment Advisers Act
•	Rule 14Ad-1 of the Securities Exchange Act
•	Form N-PX

RELATED POLICIES AND PROCEDURES

•	Conflicts of Interest Policy
•	Sustainable Investing at Lord Abbett: Our Approach

I.	POLICY SCOPE

Lord, Abbett & Co. LLC, and its advisory affiliates (the “Lord Abbett Advisers”) view proxy voting as an important element of the portfolio management services they provide to advisory clients who have granted the Lord Abbett Advisers with the authority to vote proxies on their behalf. The Lord Abbett Advisers will vote proxies in a prudent and diligent manner and in the best interests of clients in accordance with their fiduciary obligations or in accordance with written client instructions, if applicable. In this regard, the Lord Abbett Advisers seek to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, the guiding principle of the Lord Abbett Advisers’ approach to proxy voting is the belief that effective proxy voting creates a sound corporate governance framework that best serves the long-term interests of a company’s shareholders.

This Proxy Voting Policy (the “Policy”) and the related proxy voting guidelines set forth in Appendix A (the “Guidelines”) were developed to implement the Lord Abbett Advisers’ proxy voting philosophy and address a broad range of issues that arise most frequently. These Guidelines are not exhaustive, and these Guidelines represent our general views. The Lord Abbett Advisers will vote in their discretion on any specific proposal consistent with a client’s long term best interest. The Lord Abbett Advisers are not obligated to vote pursuant to the Guidelines, and, when voting, will review each matter on a case-by-case basis.

Certain terms used in this Policy are defined in Section VII.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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II.	OVERVIEW

Investment teams vote proxies on behalf of: (i) pooled investment vehicles advised by a Lord Abbett Adviser, including the Lord Abbett Family of Funds and the Lord Abbett Alternatives Funds (the “Lord Abbett Funds”) and; (ii) advisory clients that have explicitly granted a Lord Abbett Adviser the authority to vote proxies on their behalf. The Lord Abbett Advisers will generally vote proxies in accordance with the Guidelines, unless the client has provided specific proxy voting instructions in writing.

•

Securities held across multiple client accounts: When multiple investment teams manage one or more portfolios that hold the same voting security, the Proxy Governance Team may engage with the investment teams, as needed, to determine a vote recommendation. In these situations, the Lord Abbett Advisers will generally vote with the investment team that manages the largest number of shares of the security.

•

Foreign security considerations: Voting proxies of companies located in certain jurisdictions may raise issues that will restrict or prevent the ability to vote such proxies or entail significant costs. These issues include but are not limited to: (i) ballots written in a language other than English: (ii) untimely or insufficient notice of shareholder meetings; and (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes. Accordingly, a Lord Abbett Adviser will vote non-U.S. proxies on a reasonable best efforts basis only, after weighing the costs and benefits of voting such proxies.

In certain foreign jurisdictions the voting of proxies can result in other restrictions that have an economic impact or cost to the security, such as “share blocking.” Share blocking would prevent a Lord Abbett Adviser from selling the shares of the foreign security for a period of time if the Lord Abbett Adviser votes the proxy. In determining whether to vote proxies subject to such restrictions, the Lord Abbett Advisers, in consultation with the Proxy Governance Team, consider whether the vote itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, the Lord Abbett Advisers may determine not to vote such proxies.

•

Securities lending: Certain Lord Abbett Funds may participate in a securities lending program. In circumstances where shares are on loan, the voting rights of those shares are transferred to the borrower. A Lord Abbett Adviser will generally attempt to recall all securities that are on loan prior to the meeting record date, so that the relevant Fund will be entitled to vote those shares. However, a Lord Abbett Adviser may be unable to recall shares or may choose not to recall shares for several reasons, including if timely notice of a meeting is not received or if the Lord Abbett Adviser determines that the opportunity for the Fund to generate securities lending revenue outweighs the benefits of voting.

Clients other than the Lord Abbett Funds may participate in externally managed securities lending programs. In these cases, client preference, operational processes, and other factors determine whether the loaned securities are recalled.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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•

Funds of funds: Certain Lord Abbett Funds are structured as funds of funds and invest their assets primarily in other Lord Abbett Funds (the “Funds of Funds”). Accordingly, a Fund of Funds is a shareholder in an underlying Lord Abbett Fund (the “Underlying Fund”) and may be requested to vote on a matter pertaining to such Underlying Fund. With respect to any such scenario, the Fund of Funds shall vote its shares of the Underlying Fund in accordance with the recommendation set forth in the proxy statement.

A Fund of Funds may also invest in funds that are not affiliated with the Fund of Funds (the “Unaffiliated Underlying Fund”). If a Fund of Fund’s ownership in an Unaffiliated Underlying Fund exceeds 25% of the voting securities of the Unaffiliated Underlying Fund (10% for a business development company or closed end fund), the Fund of Funds will vote its shares in the Unaffiliated Underlying Fund in the same proportion as the votes of all other shareholders of the Unaffiliated Underlying Fund.

III.	CONFLICTS OF INTEREST

There may be occasions where voting a proxy may present a perceived or actual conflict of interest between the Firm, including the Lord Abbett Advisers, and one or more clients or vendors. For example:

•

Firm-level: A conflict of interest may exist if the Firm has a material business relationship with either the issuer soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, when the company soliciting the proxy is a client or serves as a vendor or service provider to the Firm, a Lord Abbett Adviser, or the Lord Abbett Funds.

When Firm-level conflicts exist, it is possible that by voting against the company management recommendations, the Firm may lose revenue or jeopardize a strategic business relationship.

•

Individual: A conflict may exist where a Firm employee has a known personal or business relationship with participants in proxy contests, corporate directors or candidates for directorship. Firm employees must always act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.

Individuals with proxy voting responsibilities must report any known personal or business conflicts of interest regarding proxy issues with which they are involved to the Proxy Governance Team. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

When conflicts of interest arise in connection with proxy voting, the Firm’s Standards & Practices Committee (“SPC”) serves as the primary point of escalation. (See Section IV).

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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IV.	PROXY GOVERNANCE: OVERSIGHT AND ADMINISTRATION

Proxy Governance Team

The Proxy Governance Team oversees the proxy voting process. Absent a conflict of interest, the Proxy Governance Team will review all relevant information pursuant to the voting process and communicate the decision to the Proxy Service Provider.

Proxy Service Provider

The Lord Abbett Advisers have retained an independent third party service provider (the “Proxy Service Provider”) to analyze proxy issues and recommend how to vote on those issues, and to support the administration of the proxy process.

When voting proxies, the Lord Abbett Advisers consider the recommendations of the Proxy Service Provider but make an independent voting decision while taking into account the best interest of clients, including the Lord Abbett Funds and their shareholders.

The Proxy Governance Team is also responsible for oversight of the Proxy Service Provider and performs periodic due diligence which includes conflicts of interest, methodologies for developing vote recommendations, changes in leadership and resources.

Standards & Practices Committee

The SPC serves as a point of escalation for proxy voting matters that pose a conflict of interest and involve a recommendation that is contrary to that of the Proxy Service Provider. In those circumstances, the matter shall be reviewed by the SPC for resolution of the issue.

V.	OTHER MATTERS

Material Non-Public Information

On occasion, a proxy solicitor may contact investment or other personnel in advance of the distribution of proxy solicitation materials to solicit support for certain proposals. This contact and subsequent discussion may result in the receipt of material, non-public information by the investment person or other recipient. In such a case, Global Compliance must be contacted immediately and such information may not be shared with others at the Firm, and no trading or recommendation regarding trading may be done or made while in possession of such information, in each case without the approval of Global Compliance.

In certain circumstances, it may be appropriate to share the Lord Abbett Advisers’ general approach to voting certain issues. However, employees are prohibited from disclosing to proxy solicitors or other third parties how a Lord Abbett Adviser is expecting to vote during a pre-solicitation communication without the prior approval of Global Compliance. Employees who are contacted in advance of the distribution of proxy solicitation materials must contact the Proxy Governance Team immediately.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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Shareholder Resolutions

The Lord Abbett Advisers may consider sponsoring or co-sponsoring a shareholder resolution to address an issue of concern if engagement and proxy voting are deemed to be ineffective. In such a case, the Legal Department must be consulted.

VI.	REGULATORY FILINGS AND REPORTING

Filings

The Lord Abbett Advisers make their proxy voting records publicly available in compliance with applicable regulatory requirements and industry best practices:

•

The Lord Abbett Funds and the applicable Lord Abbett Alternatives Funds shall annually disclose their proxy voting record for the most recent 12-month period ended June 30 on Form N-PX and shall post a link to the completed Form N-PX on the Lord Abbett Funds’ public web-site.

•	The Lord Abbett Advisers that are Form 13F filers shall annually report on Form N-PX how it voted proxies concerning certain shareholder advisory votes on executive compensation (“say on pay”).

•

If a Lord Abbett Adviser serves as a sub-adviser to a registered investment company with a Form N-PX filing requirement (a “Sub-Advised Fund”), the Lord Abbett Adviser shall, upon request, promptly furnish the Sub-Advised Fund’s proxy voting information to the sponsor of the Sub-Advised Fund.

Reporting

At least annually (and if applicable) the Proxy Governance Team shall provide the Boards of the Lord Abbett Funds with a proxy voting report which shall include, among other things, the results of the most recently completed proxy voting season, conflicts of interest resolution, including conflicts that were escalated to the SPC and the outcome of such votes, proxies involving foreign securities, proxies involving securities on loan, enhancements or changes made to this Policy or the Guidelines and any other proxy voting information that the Boards or their counsel shall request.

VII.	DEFINED TERMS

Firm means Lord, Abbett & Co. LLC, and its affiliates.

Investment Advisers Act means the U.S. Investment Advisers Act of 1940, as amended.

Investment Company Act means the U.S. Investment Company Act of 1940, as amended.

Lord Abbett Advisers means Lord, Abbett & Co. LLC, and its advisory affiliates.

Lord Abbett Alternatives Funds means the family of funds consisting of: (i) closed-end investment companies that have elected to be regulated as business development companies

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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under the Investment Company Act and advised by a Lord Abbett Adviser, and (ii) the closed-end interval funds registered under the Investment Company and advised by a Lord Abbett Adviser.

Lord Abbett Family of Funds means the family of open-end mutual funds registered under the Investment Company Act and advised by a Lord Abbett Adviser.

Lord Abbett Funds means collectively, the Lord Abbett Family of Funds and the Lord Abbett Alternative Funds.

Proxy Governance Team means the team within the Office of the Chief Operating Officer (Investments) that is responsible for the oversight of the proxy voting process for the Lord Abbett Advisers.

SEC means the U.S. Securities and Exchange Commission.

Securities Act means the U.S. Securities Act of 1933, as amended.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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APPENDIX A

PROXY VOTING GUIDELINES

The Lord Abbett Advisers’ Proxy Voting Guidelines pertaining to specific issues are set forth below. Proposals will generally be voted consistent with these Guidelines but may deviate based on the facts and circumstances of the matter under consideration.

Corporate Governance

Investors and businesses have benefited from positive changes in corporate governance. Shareholders have taken a more active role in businesses in which they invest, and companies are communicating more with shareholders. Companies are more conscious of the need for transparent and effective governance policies, and there has been progress in the evolution of these practices. Companies with a principled governance approach are better positioned to manage the risks inherent in business and recognize opportunities that help deliver sustainable growth and returns for shareholders. In formulating an approach, the Lord Abbett Advisers are focused on best practice standards for governance, including industry approved frameworks and guidance.

Directors

A company’s board of directors oversees all aspects of its business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. In evaluating the candidacy of a director nominee to the board of a company, the Lord Abbett Advisers will consider the following factors, among others:

•	the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement;

•	the composition of the board and its committees

•	whether the nominee is independent of the company’s management;

•	the nominee’s board meeting attendance;

•	the nominee’s history of representing shareholder interests on the company’s board or other boards;

•	the total number of outside board positions held by the nominee;

•	the nominee’s investment in the company;

•	the company’s long-term performance relative to a relevant market index; and

•	takeover activity.

We may withhold votes for some or all a company’s director nominees on a case-by-case basis. In evaluating an audit, nominating, governance, or compensation committee nominee’s candidacy, the Lord Abbett Advisers will consider additional factors related to the specific committee’s oversight responsibilities.

Competent boards add value and represent shareholders’ perspectives effectively during board deliberations. Companies with effective boards have a competitive advantage, as boards provide invaluable oversight and actively contribute to critical management choices that bolster long-term

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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financial performance. With this in mind, the Lord Abbett Advisers believe companies that draw from a larger pool of candidates and attract and retain a diversity of talent from many backgrounds are better positioned for long-term, sustainable success. The Lord Abbett Advisers encourages boards to periodically assess director qualifications and skills to ensure relevant experience and diverse perspectives are represented.

The Lord Abbett Advisers believe that diversity and inclusivity presents the flow of novel perspectives and skills that lead to overall better risk management and the company’s competitiveness over time. We encourage boards to pursue diversity and inclusivity. We recognize that diversity can be defined across a number of dimensions. However, if a board is to be considered meaningfully diverse, we take the view that diversity across gender, race, or ethnicity should be evident.

The Lord Abbett Advisers will consider their engagement history with a company and vote on proposals related to board diversity on a case-by-case basis taking into consideration if the company has articulated a plan for advancing diversity on the board.

Governance Practices

The Lord Abbett Advisers may consider a vote against, or withhold votes for, certain director nominees at companies that have material governance shortcomings, including those implemented at the time of an initial public offering, with no articulated plan to sunset certain provisions. Governance shortcomings may include dual-class voting structures, or supermajority vote standards, among others.

Majority Voting

The Lord Abbett Advisers generally favor a majority voting standard, under which director nominees are elected by an affirmative majority of the votes cast and we will generally support proposals that seek to adopt a majority voting standard.

Board Classification

The Lord Abbett Advisers generally believe that directors should be elected annually and will typically support proposals that seek to remove a classified board structure though not for investment products (such as business development companies) where such structures are usual and customary. When evaluating board classification proposals, the following factors, may be considered, among others:

•	the company’s long-term strategic plan;

•	the extent to which continuity of leadership is necessary to advance that plan; and

•	the need to guard against takeover attempts.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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Board Independence

Director independence – from management, significant shareholders, or other related parties – is a key principle of sound corporate governance. The Lord Abbett Advisers encourage boards to have a sufficient number of independent directors, free from conflicts of interest or undue influence, to ensure objectivity in the board’s decision-making and oversight of the company’s management. We generally consider it a sound practice for the board to be comprised of a majority of independent members.

Circumstances that may raise questions as to independence include, but are not limited to:

•	current or recent employment at the company or a related entity;

•	being, or representing, a shareholder with a substantial ownership interest in the company;

•

having any other interest, business or other relationship which could, or be perceived to, materially interfere with a director’s ability to act in the best interests of the company and its shareholders.

We may withhold votes or vote against non-independent board nominees if their election would cause a majority of board members to be non-independent.

Independent Board Chair

Proponents of proposals to require independent board chair seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chair of the company’s board of directors be filled by an independent director. The Lord Abbett Advisers vote on a case-by-case basis on proposals that call for an independent board chair, and will consider a variety of factors, including whether we believe that a company’s governance structure promotes independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, or independent board committees. In evaluating independent chair proposals, we will focus on the presence of a lead director, who is an independent director designated by a board with a non-independent chair to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.

Overboarding

The Lord Abbett Advisers believe that director nominees should be able to dedicate sufficient time to each of the companies they represent to fully execute their board oversight responsibilities. It is important that directors not be “overboarded” to avoid excessive time-commitments and provide consistent contributions to all boards on which they serve. We may vote against directors that we deem to be “overboarded” and will consider voting against director nominees if they sit on more than five public company boards, or if they are an active executive who sits on more than two outside public company boards.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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Compensation and Benefits

The Lord Abbett Advisers pay particular attention to the nature and amount of compensation paid by a company to its executive officers and other employees. Because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. However, we believe that companies should provide detailed disclosure of their compensation practices to allow investors to properly analyze the effectiveness and appropriateness of the company’s compensation structure.

The Lord Abbett Advisers review all issues related to compensation on a case-by-case basis and may oppose management if we believe:

•	a company’s compensation ratio to be excessive or inconsistent with that of its peers;

•	a company’s compensation measures do not foster a long-term focus among its executive officers and other employees; or

•	a company has not met performance expectations, among other reasons.

Advisory Vote on Executive Compensation

“Say-on-pay” proposals give shareholders a nonbinding vote on executive compensation and serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. The Lord Abbett Advisers generally prefer that say-on-pay proposals occur on an annual basis and will evaluate say-on-pay proposals on a case-by-case basis. We consider a variety of factors in evaluating compensation, including whether we believe that compensation has been excessive or not properly aligned with long-term performance and whether we engaged with the company and they provided more detailed information regarding compensation.

Equity Compensation Plans

Equity compensation plans are intended to reward an executive’s performance through various stock-based incentives and should be designed to align an executive’s compensation with a company’s long-term performance. The Lord Abbett Advisers will vote on equity compensation plans on a case-by-case basis. In evaluating such proposals, we will consider the following factors, among others:

•	whether or to what extent the plan has any potential to dilute the voting power or economic interests of other shareholders;

•	the rate at which a company grants equity awards;

•	the features of the plan and costs associated with it;

•	whether the plan allows for repricing or replacement of underwater stock options; and

•	quantitative data regarding compensation ranges by industry and company size.

We scrutinize any proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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Employee Stock Purchase Plans

Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. The Lord Abbett Advisers will vote on a case-by-case basis on employee stock purchase plans and will consider overall incentive structure and any dilutive effects of such plans, among other factors.

Clawback Provisions

The Lord Abbett Advisers believe that clawback provisions generally encourage executive accountability and help mitigate a company’s risk-taking behavior. We will evaluate proposals to require clawback provisions on a case-by-case basis and will consider a variety of factors, including concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other relevant factors.

Tax Gross-ups

The Lord Abbett Advisers generally support the adoption of anti-tax gross-up policies, which limit payments by a company to an executive intended to reimburse some or all the executive’s tax liability with respect to compensation, perquisites, and other benefits.

Severance Agreements

Severance (also referred to as “golden parachute”) payments are sometimes made to departing executives after termination or upon a company’s change in control. The Lord Abbett Advisers will consider severance arrangements in the overall evaluation of executive compensation and may scrutinize cases in which benefits are especially lucrative, granted despite the executive’s or the company’s poor performance, or materially amended shortly before a triggering event. We will vote shareholder proposals related to severance agreements on a case-by-case basis.

Shareholder Rights

Proxy Access

Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. The Lord Abbett Advisers vote on a case-by-case basis and will evaluate proposals that seek to allow proxy access based on the merits of each situation.

Similarly, we evaluate proposals that seek to amend the terms of an already existing proxy access by-law (“proxy fix-it” proposals) on a case-by-case basis but may vote against these proposals if the existing proxy access by-law has reasonable provisions already in place.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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Shareholder Rights Plans

Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. The Lord Abbett Advisers believe that poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders. Accordingly, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification.

In evaluating a poison pill proposal, however, the Lord Abbett Advisers may consider the following factors, among others:

•	the duration of the poison pill;

•	whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value;

•	our level of confidence in management;

•	whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support long-term corporate goals; and

•	the need to guard against takeover attempts.

Rights to Call Special Shareholder Meetings

The Lord Abbett Advisers typically support the right to call special shareholder meetings. In evaluating such a proposal, we will consider the following factors, among others:

•	the stock ownership threshold required to call a special meeting;

•	the purposes for which shareholders may call a special meeting;

•	whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and

•	the anticipated economic impact on the company of having to hold additional shareholder meetings.

Similarly, we evaluate proposals that seek to amend the terms of an existing special meeting right on a case-by-case basis. We may vote against these proposals if the existing provision has a reasonable threshold in place.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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Rights to Act by Written Consent

The Lord Abbett Advisers vote on a case-by-case basis on proposals requesting rights to act by written consent, though we may vote against these proposals if the company already grants shareholders the right to call special shareholder meetings at a reasonable threshold.

Virtual Shareholder Meetings

Companies should hold annual special shareholder meetings in a manner that best services the needs of its shareholders and the company. Shareholders should have the opportunity to participate in such meetings. Shareholder meetings provide shareholders with the opportunity to provide feedback or raise concerns and hear from the board and company management.

The Lord Abbett Advisers will generally support management proposals seeking to allow for the convening of hybrid shareholder meetings (allowing shareholders the option to attend and participate either in person or through a virtual platform). We will consider proposals to authorize the company to hold virtual only meetings (held entirely through a virtual platform with no in-person component) on a case-by-case basis.

Supermajority Vote Requirements

A proposal that is subject to a supermajority vote must receive the support of more than a simple majority to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change for a company and its corporate governance practices. The Lord Abbett Advisers typically support the ability of shareholders to approve or reject proposals based on a simple majority vote and will generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

Cumulative Voting

The Lord Abbett Advisers generally vote against cumulative voting proposals. Cumulative voting provides that shareholders may concentrate their votes for one or more candidates, a system that can enable a minority block to place representation on a board.

Confidential Voting

The Lord Abbett Advisers believe that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

Reimbursing Proxy Solicitation Expenses

The Lord Abbett Advisers vote on a case-by-case basis on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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Transacting Other Business

The Lord Abbett Advisers believe that proposals to allow shareholders to transact other business at a meeting may deprive other shareholders of sufficient time and information needed to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, we typically vote against such proposals.

Corporate Matters

Charter Amendments

A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. The Lord Abbett Advisers consider proposals related to charter amendments on a case-by-case basis to the extent they are not explicitly covered by these Guidelines.

Capital Structure

A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. The Lord Abbett Advisers will generally support proposals to increase a company’s number of authorized shares if the company has articulated a clear and reasonable purpose for the increase (e.g., to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a substantial dilutive effect.

The Lord Abbett Advisers generally believe that all shares should have equal voting rights at publicly traded companies and will:

•	generally oppose proposals to create a new class of stock with superior voting rights; and

•	typically vote for proposals to eliminate a dual or multi-class voting structure.

Reincorporation

The Lord Abbett Advisers generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

Mergers, Acquisitions, and Restructurings

The Lord Abbett Advisers view the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision and evaluate such proposals on a case-by-case basis. In evaluating such proposals, we may consider the following factors, among others:

•	the anticipated financial and operating benefits;

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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•	the offer price;

•	the prospects of the resulting company; and

•	any expected changes in corporate governance and their impact on shareholder rights.

Political Contributions and Lobbying

The Lord Abbett Advisers recognize that companies may participate in the political process within legal limits to help shape public policy consistent with a company’s strategy. While we understand the rationale for involvement in certain political activities, we generally encourage transparency in the process to help stakeholders evaluate potential risks that may impact returns. The Lord Abbett Advisers generally encourage the disclosure of oversight mechanisms related to political contributions and lobbying processes, including board oversight.

We will vote proposals related to political contributions and lobbying on a case-by-case basis. In evaluating these proposals, we will consider the current level of disclosure, peer disclosure, previous litigation or controversies, the consistency between a company’s public statements on issues and the nature of its lobbying activity, engagement, and reputational or legal risks, among other factors.

Climate Proposals

The Lord Abbett Advisers will vote proposals relating to environmental matters on a case-by-case basis. In evaluating these proposals, we consider materiality and risk and return potential as well as a company’s governance framework, current disclosures, peer disclosures, engagement, related controversies, and environmental commitments, among other factors.

Human Rights

The Lord Abbett Advisers support and respect the protection of internationally proclaimed human rights and companies that are not complicit in human rights abuses. In evaluating proposals related to human rights, the Lord Abbett Advisers will consider current company disclosures, peer disclosures, engagement, and related controversies, among other factors and vote such matters on a case-by-case basis.

Auditors

The Lord Abbett Advisers believe that companies normally are in the best position to select their auditors. However, we will evaluate such proposals on a case-by-case basis and may consider any concerns about impaired independence, accounting irregularities, controversies, or failure of the auditors to act in shareholders’ best economic interests, among other relevant factors.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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RBC Global Asset Management

Proxy Voting Guidelines

Updated March 2025

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Introduction		3
Proxy voting approach		3
Enhancing governance		3
Proxy voting issues		3
Securities lending		4
Proxy Voting Guidelines		4

Proxy voting process		4
Proxy voting vendor		4
Internal monitoring and review		4
Vote override		5
Miscellaneous voting processes		5

1.	Board of directors	6
1.1	Independence of the board of directors	6
1.2	Independence of the chair	6
1.3	Executive chair	7
1.4	Risk management	7
1.5	Board size	7
1.6	Committees of the board	7
1.7	Majority voting	8
1.8	Cumulative voting	8
1.9	Staggered boards	8
1.10	Director attendance	8
1.11	Overboarding	8
1.12	Director liability and indemnification	8
1.13	Tenure of directors	9
1.14	Performance evaluation of directors and board	9
1.15	Directors proposed on a single ballot item	9
1.16	In camera meetings	9
1.17	Director or issuer performance	9
1.18	Audit process	9
1.19	Audit fees	10
1.20	Board diversity	10

2.	Management and director compensation	11
2.1	Equity-based compensation plans	11
2.2	Expensing of share options	12
2.3	Golden parachutes	12
2.4	Employee stock purchase plans	12
2.5	Director compensation	12
2.6	Director retirement benefits	13
2.7	Employee loans	13
2.8	Excessive executive compensation	13
2.9	Compensation report and say-on-pay	13
2.10	Compensation consultants	15
2.11	External management compensation disclosure	15

3.	Takeover protection and transactions	16
3.1	Shareholder rights plans (“poison pills”)	16
3.2	Other takeover protection measures	16
3.3	Dissident shareholders, contested elections, and proxy contests	17
3.4	Dissident director nominee compensation	17
3.5	Mergers and acquisitions	17

4.	Shareholder rights	18
4.1	Confidential voting	18
4.2	Proxy access	18
4.3	Advance notice provisions	18
4.4	Dual-class stock & unequal voting rights	19
4.5	Supermajority approval	19
4.6	Linked proposals	19
4.7	Increase in authorized shares	20
4.8	Disclosure of voting results	20
4.9	Blank-cheque preferred shares	20
4.10	Shareholder meeting quorum	20
4.11	Equity issues	20
4.12	Other business	20
4.13	Implementing shareholder views	20
4.14	Share blocking	21
4.15	Income trust governance	21
4.16	Reincorporation	21
4.17	Exclusive forum provisions	21
4.18	Pre-Initial Pubic Offering (IPO) unilateral bylaw/charter amendments	21
4.19	Calling a special meeting	21
4.20	No-action and exemption requests	22
4.21	Virtual and Hybrid shareholder meetings	22
4.22	Acting by written consent	22

5.	Shareholder proposals	23
5.1	Lobbying & political contributions disclosure proposals	24
5.2	Cyber security	24
5.3	Climate change	24
5.4	Environmental issues	25
5.5	Human rights	25
5.6	Community issues	26
5.7	Indigenous rights	26
5.8	Employee rights	26
5.9.	Nature-related risks	27
5.10	Board-related	27
5.11	Artificial Intelligence	27

6.	Management environmental and social proposals	28
6.1	Say-on-climate	28

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Introduction

Proxy voting approach

As an asset manager, RBC Global Asset Management (RBC GAM)1 acts in the best interests of the accounts that it manages, including segregated client accounts and investment funds (collectively, “portfolios”). This includes exercising the voting rights attached to securities in the portfolios we manage, where we have such authority. We exercise the voting rights of the portfolios we manage in their best interests and with a view to enhancing the long-term value of the securities held.

Enhancing governance

We believe that issuers with good governance practices generally are able to focus on long-term sustainable growth, and are more likely to effectively manage conflicts and material environmental and social risk factors. These issuers are also more likely to access fixed income markets when needed, and pose less risk for equity investors due to proper alignment of shareholder and management interests. As such, we believe that exercising our voting rights is an effective way of considering issues that are material to our investments and can help protect and enhance the long term value of the portfolios we manage.

Proxy voting issues

Issuers’ proxies most frequently contain management proposals to elect directors, to appoint auditors, to adopt or amend compensation plans, and to amend the capitalization of the issuer.

A decision to invest in an issuer can include consideration of the performance of its management and its corporate governance practices. Since a decision to invest is generally an endorsement of management of the issuer, we will usually vote with management recommendations on routine matters. When considering the election of directors, we may consider the board’s past course of action and any plans to improve governance and disclosure.

Proxies may also contain shareholder proposals requesting a change in an issuer’s policies and practices. When evaluating shareholder proposals, we consider materiality, prescriptiveness, and existing disclosures and commitments, where applicable. Under this approach, where we believe fulfillment of shareholder proposal requests is in the best interests of our portfolios, we will support them.

We conduct due diligence on management performance and corporate governance issues and may consider the analysis and voting recommendations provided by independent research firms. We are also members of organizations such as the Canadian Coalition for Good Governance, the Council of Institutional Investors, the International Corporate Governance Network, and the Responsible Investment Association, which provide industry insights on corporate governance best practices.

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[1]

In this document, references to RBC GAM include the following affiliates: RBC Global Asset Management Inc. (including PH&N Institutional), RBC Global Asset Management (U.S.) Inc., RBC Global Asset Management (UK) Limited, and RBC Global Asset Management (Asia) Limited,.

Securities lending

Some RBC GAM funds participate in securities lending programs. In order to allow for proxy voting for securities that have been loaned by these funds, we will generally recall all of these securities for North American issuers on or before the record date to ensure vote eligibility. For loaned securities of issuers outside of North America, we will generally recall all of the securities of an issuer where we own at least 1% of the outstanding shares of that issuer or there is a significant voting issue where RBC GAM’s position could impact the result. We may keep securities out on loan for these funds where we determine it is in the best interests of the fund to do so.

Proxy Voting Guidelines

We have established these Proxy Voting Guidelines (the “Guidelines”) to govern the exercise of our voting rights. We review and update our Guidelines on an ongoing basis as our view of corporate governance best practices evolves and with the view to enhance the long-term value of our portfolios.

Our Guidelines are published for the information of clients, to provide issuers with our views on governance practices, and to provide issuers with context on our voting decisions.

While we will generally vote proxies in accordance with the Guidelines, there may be circumstances where we believe it is in the best interests of our portfolios for us to vote differently than as contemplated by the Guidelines, or to withhold a vote or abstain from voting.

In the event of a perceived or actual conflict of interest involving the exercise of proxy voting rights, we follow procedures to help ensure that a proxy is exercised in accordance with our Guidelines, uninfluenced by considerations other than the best interests of our portfolios.

The Guidelines are applied for issuers in Canada, the United States, the United Kingdom, Ireland, Australia, and New Zealand. In all other markets, RBC GAM utilizes the local benchmark voting policy of Institutional Shareholder Services Inc.(ISS).It should be noted that the Guidelines may not specifically address each voting issue that may be encountered. In these cases, RBC GAM will generally follow ISS’ local benchmark voting policy, after reviewing and agreeing with their implementation. RBC GAM reviews meetings and proposals to help ensure votes are submitted in the best interests of our portfolios. RBC GAM has the ability to override the recommended votes of ISS if we determine that the recommended votes would not be in the best interests of our portfolios

Proxy voting process

Proxy voting vendor

RBC GAM retains the services of ISS to manage and execute proxy votes. In addition, ISS provides custom voting recommendations for proxies based on our Guidelines, where applicable. RBC GAM subscribes to the research of both ISS and Glass, Lewis & Co. The research and benchmark policy voting recommendations from both proxy advisors may be considered as part of the proxy voting decision. However, the final voting decision is independent and voting authority rests solely with RBC GAM.

RBC GAM engages with ISS on an annual basis in advance of the upcoming proxy voting season to confirm the desired implementation of the Guidelines and any updates thereof. This includes a review of ISS’ benchmark voting policy updates to consider applicable guidelines and their implementation.

Internal monitoring and review

RBC GAM has a process to manage the review and approval of vote instructions. Our Responsible Investment (RI) team manages the internal review of proxy voting to help ensure that the custom recommendations made by ISS correctly reflect the intentions of the Guidelines. This includes the review of upcoming company meetings, corresponding meeting research and custom vote recommendations by the RI team’s analysts. Our investment teams receive regular reports of upcoming meetings in the portfolios they manage, which may include flags and rationales for any recommended votes against the recommendations of management based on either the Guidelines or ISS’ local benchmark voting policy. See ‘Miscellaneous voting processes’ for more information on our approach when ISS does not provide custom voting recommendations.

For logistical and organizational purposes, and to increase the likelihood of vote acceptance, we have instructed ISS to auto-submit votes based on our custom voting recommendations, where applicable, prior to each meeting’s own market cutoff date. Because voting authority rests solely with RBC GAM, we may manually submit our votes at any time prior to the meeting. In each case, the aforementioned review and approval process is applied.

In advance of a meeting, if a company files additional soliciting materials with the local regulators, or publishes a response to the research or vote recommendations of ISS or Glass, Lewis & Co., sufficiently in advance of applicable voting deadlines, we will review those responses and consider

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them in our voting decision, if deemed material to the voting decision. We welcome these disclosures, as they can provide a wider group of investors with useful information than the company may otherwise be able to engage with directly. In the case of Glass, Lewis & Co., the vendor publishes company responses in amended research reports, and our RI team receives email notifications of such amendments. In the case of ISS, the vendor publishes ‘Proxy Alerts’ in amended research reports. Because we retain the services of ISS to manage and execute proxy votes, we also utilize the vendor’s online voting platform to notify our RI team of instances where (a) an ISS research report has been republished, (b) ISS’ benchmark policy voting recommendations have changed, and (c) ISS has changed its custom voting recommendation to us. Due to the various parties and systems involved in the proxy voting process and the volume of votes researched, we believe issuers should aim to disclose responses or additional solicitation materials as soon as possible to provide investors with ample time to consider the disclosed information.

Vote override

In scenarios where we believe the custom voting recommendations from ISS are inconsistent with the intentions of the Guidelines, and/or do not reflect the best interests of the portfolio(s), a vote override process will be initiated. This process can be prompted through the review process of the RI team or as a result of direct input from the investment teams. Investment teams are consulted on vote override requests and the request is submitted to the Proxy Voting Committee for review. Our Proxy Voting Committee includes our Chief Investment Officer (CIO) and the Managing Director & Head, Responsible Investment. In order for a vote override request to be processed, the majority of Proxy Voting Committee members (not including the CIO) must agree. The CIO has ultimate authority on all proxy voting decisions, which are made in a manner consistent with the firm’s fiduciary duty. We consider a vote override to be consistent with the intentions of the Guidelines, and our approach to exercise the portfolios’ voting rights in their best interests, with a view of enhancing the long-term value of the securities held.

Miscellaneous voting processes

In certain cases, ISS does not provide a voting recommendation on a proposal. These cases include, but are not limited to:

◾	Transaction-related proposals such as the approval of merger and acquisition transactions.

◾	Proposals at the meetings of private companies.

◾	Proposals at certain bondholder meetings.

These proposals are evaluated on a case-by-case basis and referred to the applicable portfolio managers. The RI team works with applicable portfolio managers and the Proxy Voting Committee (if required) to reach a final voting decision.

In some cases, RBC GAM may receive physical proxy voting ballots or may need to instruct votes directly through custodians or other parties involved in voting administration. This is most common for certain fixed income investment strategies. Typically, ISS will be unable to provide custom voting recommendations in these cases, and the RI team will work directly with applicable portfolios managers and the Proxy Voting Committee (if required) to reach a final voting decision.

For certain fixed income portfolios, votes are submitted in Broadridge’s ProxyEdge platform by a RBC GAM Corporate Actions team. In these cases, ISS’ custom voting recommendations are not available directly in the ProxyEdge platform. The RI team works directly with the Corporate Actions team, applicable portfolio managers, and the Proxy Voting Committee (if required) to reach a final voting decision.

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1. Board of directors

The board of directors of a corporation must act in the best interests of that corporation. The board engages the services of a management team to ensure the corporation’s long-term success. The board’s key functions are to approve direction of corporate strategy, supervise risk management, and evaluate the performance of the company and of management. Overall, the board is responsible for determining, implementing, and maintaining a culture of integrity and ethical behaviour.

In order to be effective in representing the interests of security holders, we believe the board should generally reflect the criteria outlined below. If these criteria are met, then we will generally vote in favour of the election of directors proposed by management. We will also generally support shareholder proposals seeking to implement these criteria.

1.1 Independence of the board of directors

Ideally, the board should be composed of a substantial majority of independent directors.

An independent director shall be independent of management and free from any interest or relationship that could interfere with the director’s ability to act in the best interests of the corporation and its shareholders. A director who is not independent will be considered to be independent three years after the termination of the relationship or interest that caused the director’s independence to be compromised. However, a former CEO or CFO of the company will not be considered independent until five years after their employment with the company ends.

For directors who are also major shareholders (defined as a person who controls 5% or more of the equity or voting rights of the company), independence will be assessed on a case-by-case basis. However, if these directors hold stock that has disproportionate voting rights, they will not be considered to be independent.

We will consider proposals to adopt a stricter definition of independence on a case-by-case basis and in doing so will consider the current independence of the board as well as local legal and regulatory requirements.

Voting guideline

We will generally not support directors who are non-independent, with the exception of the current CEO, if the proposed board is composed of less than a two-thirds majority of independent directors.

1.2 Independence of the chair

It is a matter of good governance practice that an independent director be appointed to the position of chair of the board of directors. An independent chair is one of the primary mechanisms by which board independence is maintained. If the chair is not independent, we would generally expect the appointment of a lead independent director.

Voting guideline

We will generally not support a non-independent director if he or she is also chair (or will become chair upon becoming a director) unless an independent director is appointed as a lead director and an independent corporate governance committee exists.

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1.3 Executive chair

In some instances a company may appoint an individual to be an “executive chair” of the board. An executive chair can present both corporate governance and compensation concerns for shareholders. The company should disclose the role of the executive chair in detail and explain to shareholders why having an executive chair is appropriate for its governance.

Compensation arrangements for an executive chair can be of particular concern and should be assessed in the context of director compensation rather than executive compensation practices. We are particularly concerned when the executive chair role appears to have been created to provide ongoing generous compensation to a retired CEO or founder of the company.

Voting guideline

We will review all executive chair compensation arrangements on a case-by-case basis but may withhold/vote against members of the compensation committee if the executive chair’s total compensation is more than two times that of the highest paid independent director sitting on the board.

1.4 Risk management

One of the primary responsibilities of the board is to understand the risks facing the company and to help ensure that management has put in place appropriate measures to identify, monitor and manage those risks. While initial responsibility for risk management may be delegated to a committee of the board, it is ultimately the responsibility of the entire board.

Proper succession planning is also an important responsibility of senior management and the board, particularly when it comes to identifying candidates for the CEO role. Companies and boards should have a robust succession planning process and disclose to shareholders the process to ensure that the company follows that process.

Voting guideline

Proposals to establish a risk committee of the board will be assessed on a case-by-case basis. These proposals will be assessed in the context of the risk profile of the company and how effectively those risks are being managed.

1.5 Board size

The number of directors on a board can be an important factor in board effectiveness. The board should be large enough to adequately perform its responsibilities without being so large that it becomes cumbersome. In general, boards should have between 5 and 15 directors, but the appropriate number of directors will vary with the size and nature of the corporation.

Voting guideline

Where the number of directors is outside this range of 5 – 15 directors we will vote against approval of the number of directors on the board if we believe that board effectiveness has been compromised.

1.6 Committees of the board

Committees have become accepted mechanisms of corporate governance. Corporations of a sufficient size should, at a minimum, include the following committees of the board:

◾	Audit Committee: The audit committee should be responsible for ensuring the accurate accounting and reporting of the company’s financial performance, ensuring that adequate internal control measures exist, and overseeing the annual external audit of the corporation. We believe that audit committee members require sufficient professional expertise to effectively carryout their duties and consider a lack of expertise and/or relevant experience in our assessment of the committee.

◾	Corporate Governance Committee: The corporate governance committee should be responsible for the oversight of the governance of the corporation.

◾	Compensation Committee: This committee should be responsible for the direction and oversight of the company’s executive compensation program and for regularly evaluating the performance of senior management.

◾	Nominating Committee: The nominating committee should identify the board’s need for new or additional directors and skill sets, and then recruit, nominate and orientate new directors. The committee should also assess the need for certain skills on the board that may be lacking.

The chair and committee members should all be independent directors.

Voting guideline

For most companies, we generally will not support non-independent board members who sit on, or chair, any of the above committees.

We will generally support proposals to prohibit CEOs of other listed companies from sitting on the compensation committee.

For small companies, we will generally not support non-independent board members who sit on, or chair, the audit committee. For the compensation, nominating and corporate governance committees, a majority of the members and the chair should be independent.

We will generally vote against the board for failing to establish any or all of the above committees. We will generally support proposals to establish any or all of the above committees.

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1.7 Majority voting

We believe it is a shareholder right to have an effective ability to vote on the election of directors to the board. Companies should adopt policies to help ensure that directors are elected to the board using a majority vote system whereby directors who do not receive a majority of the votes cast in their favour are required to submit their resignation to the board. Barring exceptional circumstances, that resignation should be accepted by the board.

Voting guideline

We will generally support proposals that call for the adoption of a majority vote system for the election of directors in non-contested director elections.

Where a director fails to receive majority support in a director election and continues to sit on the board, and the board fails to provide a valid time-limited reason for this, we will generally withhold votes from the director in question, all directors who sit on the nominating and governance committees, and the chair of the board for as long as that director continues to sit on the board.

1.8 Cumulative voting

There are valid arguments for and against cumulative voting. It can help ensure an independent voice on an unresponsive board, or it can allow a small group of shareholders to promote their own agenda.

Voting guideline

We will generally vote against cumulative voting proposals, unless there is a clear and demonstrated need for cumulative voting.

1.9 Staggered boards

We believe that the annual election of all directors best serves the interest of shareholders. We believe electing each director on an annual basis helps ensure the board remains positioned to act in the company’s best interests, consistent with our aim to enhance the long-term value of our portfolios.

Voting guideline

We generally will not support a proposal for the introduction of staggered terms.

We generally will not necessarily vote against a slate of directors simply because the board uses staggered terms.

We generally will support proposals to eliminate staggered terms or to introduce the annual election of directors.

1.10 Director attendance

Directors should be able to commit sufficient time to carry out their duties in an effective manner. Although attendance at board and committee meetings is not the only measure of director performance, we believe poor attendance makes it difficult for directors to carry out their responsibilities effectively.

Voting guideline

We will generally not support the election of existing directors if they have attended less than 75% of the board and committee meetings in aggregate, unless there are extenuating circumstances.

We believe companies should disclose a summary of the frequency of key committee meetings and attendance for those meetings. We will generally not support the election of the corporate governance committee if records for board attendance are not disclosed.

1.11 Overboarding

Serving as a director of a public company requires a significant commitment in time and effort. If directors sit on an excessive number of boards, we believe it can compromise their ability to serve effectively.

Voting guideline

We will generally withhold votes from directors who sit on more than five boards or, in the case of current CEOs or Executive Chairs, more than two boards (their own board plus one other).

1.12 Director liability and indemnification

We recognize that in order to build and maintain a qualified board it may be necessary for the company to have a policy limiting the liability of directors and provide them with an indemnity. However, we believe these policies should only apply when directors are acting honestly, in good faith, and in the best interests of the corporation. If the director fails to do so, the indemnification should not apply.

Voting guideline

When considering proposals to eliminate or limit the personal liability of the directors, RBC GAM will consider:

◾	the performance of the board

◾	the independence of the board and its key committees

◾	whether or not the company has anti-takeover devices in place

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If the above factors are favourable, we will generally support liability-limiting proposals to indemnify directors against legal costs provided they have acted honestly and in good faith and provided the company persuasively argues that it is necessary to attract and retain directors.

We will also generally support proposals seeking personal liability for directors as a result of fiduciary breaches arising from gross negligence. We will generally oppose proposals for indemnification when they seek to insulate directors from actions they have already taken or if litigation is pending.

1.13 Tenure of directors

We consider board renewal and diversity as an important component of overall board effectiveness. In order to facilitate the board renewal process, we believe boards should consider the tenure of individual directors as well as the range of tenures throughout the board as part of the annual board assessment.

Excessive average board tenure, as compared to market norms, without evidence of consistent board refreshment, may be considered as part of our overall assessment of an issuer’s corporate governance practices.

Voting guideline

We will evaluate shareholder proposals to introduce term limits for directors on a case-by-case basis.

We will assess the independence of directors annually regardless of length of service. We will generally vote against the chair of the nominating committee where more than one-third of the board has a tenure greater than 15 years.

1.14 Performance evaluation of directors and board

A board must evaluate its own performance, which presents a conflict of interest. We believe that the best way to deal with this conflict is for the board to adopt its own statement of principles and guidelines to evaluate the performance of directors and the effectiveness of the board. The board should prepare annual evaluations based on these principles and guidelines, and should summarize the results of that evaluation in the annual proxy circular.

Voting guideline

We will generally support proposals to develop and institute performance evaluations for a board of directors and to disclose a summary of the results of those evaluations in the annual proxy circular.

1.15 Directors proposed on a single ballot item

We believe that directors should be proposed for election individually on the ballot. When multiple directors are proposed for election on a single ballot item, it removes the shareholders’ ability to vote against the election of individual directors and change the composition of the board.

Voting guideline

We will generally support proposals that directors be proposed for election individually.

We will generally vote against the election of a board proposed on a single ballot item if we would vote against the election of any of the nominated directors based on the Guidelines.

1.16 In camera meetings

In camera meetings of independent board members create an opportunity for more candid discussions than may occur at formal board meetings. We believe these meetings may help to facilitate and enhance overall board independence. It is recommended that after these meetings, the chair of the in camera sessions should meet with the chief executive officer to advise of the topics that were discussed.

Voting guideline

We will generally support proposals that would require regular in camera meetings of independent board members only.

1.17 Director or issuer performance

In general, we will vote for the directors nominated by management unless these guidelines indicate otherwise or the long-term performance of the issuer or the directors has been unsatisfactory. We will also consider any issues that come to our attention regarding a director’s performance at another public company, as it may add undesired risk to the portfolio company. We may also consider the board and management team’s assessment and management of what we consider to be material environmental, social, and governance (ESG) factors.

Voting guideline

We will generally not support the election of certain directors if there are instances of material governance failures or significant failures in risk oversight, including on material ESG issues.

We may also vote against the election of certain directors when we believe an issuer has not made satisfactory progress on a material issue, as determined by RBC GAM.

We will generally not support the election of directors with material governance and/or performance issues at another public company.

1.18 Audit process

The audit plays an important role in the corporate governance process. Not only does it serve to verify the financial performance of a company, but it also aims to identify deficiencies in the internal control mechanisms of the company.

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The audit process should involve the establishment of an independent audit committee (see 1.4) and the appointment of an independent auditor by that committee. The auditor should report directly to the audit committee and not to management.

The audit partner should be rotated on a regular basis in line with regional requirements.

We believe the audit committee has a responsibility to select and appoint an auditor in the best interests of shareholders. We generally support the role of the external auditor being put to tender on a regular basis. We believe external auditor tenure exceeding 20 years is disproportionate compared to market norms. Auditor tenure may be considered case-by-case as part of our overall assessment of issuers’ corporate governance practices.

Voting guideline

We will generally support the choice of auditors recommended by the audit committee.

Where auditors are being changed for reasons other than routine rotation, we will review the reasons on a case-by-case basis.

In line with applicable regulations, we generally will not vote against auditor ratification based on external auditor tenure alone. Where governance issues have been identified and we believe those issues are linked to external auditor tenure, we may vote against auditor ratification or audit committee members. Where the auditor has limited or capped its liability as it relates to the performance of the audit and the limits placed on the auditor’s liability are unreasonable, we generally will not support the choice of auditor.

If the lead audit partner has been linked with a significant auditing controversy, we may not support the choice of auditor or its remuneration.

1.19 Audit fees

We believe the amount and composition of fees paid to an auditor can compromise an auditor’s ability to act independently and perform an audit that is free from undue influence by management. In order to help ensure auditor independence, a substantial majority of the fees paid to the auditors should be for audit and audit-related services.

Voting guideline

We will generally support proposals that prohibit the outside auditor from maintaining a relationship with the company other than providing audit and audit-related services.

We will generally vote against the choice of auditor if less than two-thirds of the total fees paid to the auditor over the previous year were for audit and audit-related services. We will consider withholding our votes from members of the audit committee if the company’s auditor received more than half its fees from non-audit services.

1.20 Board diversity

We believe that like board independence, director tenure, overboarding, and other governance factors, board diversity is an important characteristic in constructing high quality boards. In our view, high quality boards are better positioned to fulfill their duty to shareholders.

We believe that directors should have a diverse range of backgrounds and experience to enhance overall board effectiveness. A mix of perspectives and backgrounds can be attained through characteristics including, but not limited to, gender, race, and ethnicity. We believe this may help the board of directors in their decision-making and to better understand the material risks and opportunities facing the corporation. To complement the board’s ongoing evaluation of board and senior management performance, we believe boards should monitor board, key committee, and senior management diversity.

To the extent practicable, we believe companies should publicly disclose information on the characteristics of their board of directors. It is our view that this additional transparency better positions investors to incorporate these factors into investment decision making, where material. Disclosure is also recommended to provide insight to shareholders on how these characteristics are being incorporated into board composition and candidate selection.

Voting guideline

We may consider the board’s diversity as part of our overall assessment of issuers’ corporate governance practices. We evaluate board diversity on a case-by-case basis and may consider the board’s composition compared to market norms. Where we determine that a board’s current composition can be improved, we may vote against the election of the nominating committee, or other directors as appropriate.

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2. Management and director compensation

We believe properly structured compensation plans can incentivize executives and directors to create long-term, sustainable value for investors. Compensation plans should attempt to align the long-term interests of investors with the interests of management and directors. Compensation plans should also be sufficiently generous to attract and retain individuals with the skill sets required to help ensure the long-term success of the company, but compensation should be commensurate with performance. The compensation plan should be developed and maintained by the compensation committee.

2.1 Equity-based compensation plans

In general, these plans should reward good performance, and not reward poor performance. The cost of the plan, either to the shareholders or the company, should be related to the benefits derived from it. The plan should be disclosed to the shareholders in detail and be approved by them.

In general we would like to see a reduction in the use of stock options as a form of compensation. Our preference is for stock ownership rather than stock options.

Voting guideline

We will review equity-based compensation plans on a case-by-case basis.

We will generally support:

◾	plans that define the awards to senior executives and link the granting or vesting of equity-based compensation to specific performance targets that are tied to improving the long-term risk adjusted returns of the corporation.
◾	stock option plans where the options are issued with a strike price higher than the current price of the underlying asset

◾	plans where the stock options have a term appropriate for the issuer (e.g., volatility, dividend yield, strategic timeline)

◾	amendments to plans that will remove or amend a negative attribute from an existing plan, ultimately improving its overall structure

We will generally not support

◾	“evergreen” stock option plans

◾	plans or proposals that allow the repricing of stock options, or that reissue options a strike price below the strike price of the original options

◾	plans that do not prohibit the inappropriate manipulation of equity award grant dates through practices known as backdating, spring loading or bullet dodging

◾	plans that are 100% vested when granted or plans that allow pyramiding, gross-ups or automated acceleration of the vesting requirements, including when there is a change in control.

◾	plans that do not provide clear guidelines for the allocation of awards.

◾	plans that do not provide clear guidelines for the allocation of awards.

◾	plan amendments if the total potential dilution of all plans exceeds 10%, or annual dilution exceeds 1% over a three-year average.

◾	plans that authorize allocation of 25% or more of the available awards to any one individual

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◾	plans that give the board broad discretion in setting the terms and conditions of equity-based compensation programs

◾	stock option plans that allow for the “reloading” of exercised or lapsed options

◾	equity-based compensation plans that allow, or do not specifically prohibit, hedging. We may withhold/vote against the members of the compensation committee if any equity-based compensation exposure is hedged during the period

In general, we believe it is not appropriate for directors to participate in stock option plans, and would prefer directors to own stock outright in the company. As such, we will generally not support proposals for director participation in stock option plans. However, for small companies we will review director options on a case-by-case basis, and if a company demonstrates a need for director options we may support such a plan (for example, where cash preservation is a priority for the company).

We will generally not support change in control provisions that allow for stock option holders to receive more for their options than shareholders would receive for their shares, or provisions that allow for the granting of options, or other equity awards, or bonuses to outside directors in the event of a change of control.

We believe shareholders should have the opportunity to consider and vote on separate components of stock option plans (versus voting on an omnibus stock option plan). We vote on omnibus stock option plans on a case-by-case basis. In cases where components of the plan do not meet our stated guidelines, we will generally vote against the entirety of the plan.

2.2 Expensing of share options

While options may not be an expense to the corporation, they are an expense to the existing shareholders due to the dilution effects. As such, we believe that share options should be expensed in the financial statements of a corporation.

Voting guideline

We will generally support proposals that require the expensing of stock options in the financial statements of a corporation in accordance with IFRS.

2.3 Golden parachutes

We recognize that ‘golden parachutes’ may in some circumstances be an appropriate way to provide executives with the personal financial security and professional objectivity that is required to act in the best interests of shareholders. However, in some cases these provisions can be excessive.

Voting guideline

We will generally support proposals requiring shareholders to approve golden parachute arrangements.

We will review golden parachute arrangements on a case-by-case basis. However, we will generally vote against overly generous golden parachutes for senior executives. We will also vote against plans that use a single trigger for cash or other payments or for the vesting of equity based compensation.

2.4 Employee stock purchase plans

We believe the interests of shareholders and employees can be aligned if employees have the opportunity to become shareholders at a reasonable price. Employee stock purchase plans are an effective way to facilitate that alignment, and we believe it can be in the best interests of shareholders. In general we will support employee stock purchase plans that align employee interests with creating value for shareholders.

Voting guideline

We will generally support employee stock purchase plans with a purchase price of not less than 85% of market value, potential dilution of less than 10% and an appropriate mandatory hold period.

2.5 Director compensation

We believe that director compensation should be commensurate with the time and effort that directors spend executing their duties, but it should not be so generous that it may compromise a director’s ability to act independently of the board or management. We also believe that directors who personally own a meaningful amount of the company’s stock will be better motivated to act in the interests of shareholders.

Voting guideline

We will assess director compensation on a case-by-case basis and may vote against the election of members of the board committee responsible for director compensation (or the full board and/or the chair in the absence of a responsible committee) if we believe that director compensation is excessive or inappropriately structured. Factors that may be considered include, but are not limited to:

◾	The potential to compromise the independence of directors

◾	The overall alignment with shareholder interests

◾	If compensation is excessive in terms of the size and complexity of the company

◾	Other concerning plan features such as inadequate stock retention requirements and the use of stock options or retirement benefits

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2.6 Director retirement benefits

We believe that retirement benefits should be restricted to the employees of a corporation. Directors’ independence could be compromised if they receive retirement benefits from the corporation.

Voting guideline

We will generally vote against proposals for retirement benefits for directors, unless it can be clearly shown that they will not impair directors’ independence.

2.7 Employee loans

We believe loans to senior management or the guaranteeing of loans for the purpose of exercising options should be avoided. These types of arrangements can expose the company to the risk of not being able to recover the loan if the employment of the borrower is terminated.

Voting guideline

We will review loans to senior management on a case-by-case basis, but will generally support loans that are reasonable in amount, given at a market rate of interest, (and not forgivable) and are secured against shares in the company or some other real asset.

2.8 Excessive executive compensation

We believe that executive compensation should be performance based and should align the interests of executives with the long-term interests of shareholders. It should be designed in a way to attract and retain executives that create long-term, sustainable shareholder value. We would like to see performance criteria clearly disclosed and defined and detailed disclosure of whether and how those criteria have been met. The performance criteria and the degree to which they have been met should be determined by the compensation committee. Executives should be required to hold a substantial portion of their equity compensation awards, including shares received from option exercises, during their employment with the company and for some reasonable time after leaving the company.

In our view, compensation plans often use overly complex structures. Overly complex compensation plans make the proper assessment of pay and performance alignment difficult and, in some instances, this complexity facilitates misalignment between pay and performance. As a result, we generally support simplified pay practices with the following core features:

◾	Competitive base salary

◾	Annual incentives tied to performance on short-term material strategic goals
◾	Long-term, time-vesting restricted share units (RSUs),where the vesting period extends over five or more years

For compensation plans using this structure, companies are also encouraged to implement stock holding requirements, depending on the vesting schedule. In our view, this simplified structure incentivizes management to create long-term, sustainable shareholder value, reduces the burden on compensation committees, and promotes a clearer understanding of compensation opportunities and alignment between those opportunities and company performance.

Voting guideline

We will generally support executive compensation plans that are fair and oppose those that misalign pay and performance, or are structured in a way that may risk doing so in the future.

2.9 Compensation report and say-on-pay

The compensation report in the proxy circular is the primary means by which shareholders obtain information to assess the compensation practices of the company. This report should be clear, concise, and disclose methods of compensation and performance measures. Furthermore, this report should present the information in a format that will allow all shareholders to easily determine total compensation for an individual.

When considering whether to approve a company’s advisory vote on executive compensation, we will consider the company’s overall compensation philosophy in the context of relevant factors, including:

◾	whether pay is aligned to long-term sustainable performance

◾	whether the company has provided adequate disclosure of specific performance metrics and measures and discloses performance against those metrics

◾	whether the company has poor executive pay practices

◾	whether the company has manipulated its equity compensation plans through stock option backdating, spring loading or re-pricing, or the use of materially-altered non-GAAP performance metrics without a reasonable rationale

◾	whether the company uses time vesting or performance vesting for equity awards, with particular consideration where equity awarded through the Long-Term Incentive Plan, excluding stock options, lacks a performance-based component

◾	whether the company has established meaningful stockholding requirements for executives and whether it has claw back policies in place in the event of accounting restatement or wrongdoing

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◾	whether overall amounts of executive compensation are reasonable relative to company peers, other employees and the value added by the executive. For instance, overall amounts may be flagged as excessive where the highest paid executive’s total compensation is twice as high the previous year’s median pay at the company’s market cap and revenue-based peers

◾	whether the executive compensation plans are overly complex or duplicative

◾	whether the company’s executive compensation plans give directors excessive discretionary power over awards

◾	if there are significant levels of dissent on the say-on-pay vote over two or more consecutive years

Voting guideline

We will generally support proposals that require enhanced disclosure of compensation for senior executives.

We will generally support proposals requiring an advisory vote by shareholders to approve the annual compensation report (i.e.“say-on-pay”).

Where a say-on-pay proposal fails to obtain the support of at least 60% of its shareholders we believe boards should engage with their significant shareholders to determine the nature of their concerns with the company’s executive compensation practices. If we share similar concerns and determine they are not adequately addressed in the next proxy circular, we will generally withhold/vote against the members of the compensation committee of the board.

We will assess all say-on-pay proposals on a case-by-case basis, but will generally not support plans where:

◾	There are inadequate equity retention requirements for named executives; specifically, where the equity retention requirement for the CEO is less than 5x base salary. It is preferred that these requirements extend for a period post-employment.

◾	There are inadequate claw-back provisions in the event of fraud or other acts that result in financial restatement or inappropriate compensation being paid.

◾	The compensation committee has exercised discretion to increase executive compensation beyond what was indicated by the compensation metrics and has not provided adequate disclosure and justification for this action.
◾	The compensation plan and/or the compensation plan disclosure is overly complex with no apparent reason for that complexity.

◾	The plan uses per-share metrics and there was a significant repurchase of shares during the period with no business rationale.

◾	There were significant legal expenses incurred and/or settlements paid arising from the company’s products, services, or business operations excluded from performance metric calculations.

◾	There was a significant environmental or social controversy during the year that had an actual or potential material impact on the company that is not reflected adequately in the remuneration of executives.

◾	Substantial payouts are triggered for performance that falls below the relevant comparator group median or average.

◾	The amount of the total compensation paid to the CEO or senior management is excessive in light of all relevant circumstances.

◾	The highest paid executive earns greater than $20-million(USD) and the company provides no disclosure on thresholds and targets of performance metrics in both the Short-Term Incentive Plan (STIP) and Long-Term Incentive Plan (LTIP).

◾	Executives are awarded with excessive special or one-time awards in response to successful transactions.

◾	The compensation plan makes use of significant front-loaded awards or long-term mega grants without robust performance conditions aligning management and shareholder interests for the duration of the plan’s life and beyond.

◾	The compensation committee has exercised discretion to increase executive compensation to ensure the executive has an excessive amount of minimum guaranteed compensation.

◾	Executives receive continued or outsized pay increases in instances where the company made significant cuts to its workforce or furloughed employees. We believe this may have detrimental impacts on company culture and performance.

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2.10 Compensation consultants

Compensation consultants are used by boards to provide advice and recommendations on the structure of executive compensation plans. The use of consultants can provide invaluable support to the compensation committee in designing the executive compensation plan. To increase the likelihood of a compensation plan that appropriately incentivizes executives to create long-term, sustainable value for shareholders, we believe it is important that the independence of compensation consultants is not compromised and that the nature and the extent of the relationship are disclosed to shareholders. It is our view that no less than two-thirds of the total fees paid to the compensation consultant be for consulting services provided to the board. In addition, it is our view that the compensation consultants be engaged by the compensation committee and report directly to it.

Voting guideline

We will generally support shareholder proposals requiring the full disclosure of all fees paid to a compensation consulting firm, distinguishing between fees paid for services to the board and for all other services provided to the company.

We will generally support shareholder proposals requiring compensation consultants to limit their overall relationship with a company to providing services to the board only.

2.11 External management compensation disclosure

Occasionally issuers will employ external rather than internal senior management teams. In these situations senior management are not employees of the company but rather provide their services under a contract. For this type of management structure, disclosure requirements regarding executive compensation do not technically apply and consequently practices for these arrangements often fall well below those for internal management. RBC GAM expects that the disclosure of external management compensation should be the same as it is for senior management employed by an issuer.

Voting guideline

Where compensation disclosure practices for issuers with external management fall materially below the disclosure requirements for issuers with internal management, we may vote against the say-on-pay proposal. If there is no say-on-pay proposal on the ballot we may withhold votes from all members of the compensation committee.

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3. Takeover protection and transactions

The takeover protection measures that are available to boards and management can be a double-edged sword for the shareholder. They can be used to protect shareholder value by defending the company from hostile takeover bids that do not represent a fair value for the assets of the company. However, they can also be used to entrench a board and management who may ultimately undermine shareholder rights and shareholder value. We evaluate proposals related to takeover protection measures on a case-by-case basis, with a view to enhancing the long-term value of the securities held.

3.1 Shareholder rights plans (“poison pills”)

There are two main purposes for a shareholder rights plan. The first is to help ensure that shareholders are treated equally. The second is to give the board time to consider other options, typically during a hostile takeover attempt. We believe some shareholder rights plans go beyond these two aims and may be used to prevent bids that are worthy of shareholder consideration.

It is our view that a shareholder rights plan should allow a takeover offer to stand for no longer than 60 days before the board responds. This gives management and the board sufficient time to consider the bid and assess alternatives.

In Canada, shareholder rights plans must be ratified by the shareholders at the first annual meeting following adoption of the plan. In the U.S., shareholder ratification is not required.

Voting guideline

We will review each shareholder rights plan on a case-by-case basis, but will generally not support plans that are not subject to shareholder approval at least every three years. We will generally oppose shareholder rights plans that are triggered by a purchase of less than 20% of the company’s shares, or that includes dead-hand, slow-hand, or no-hand provisions.

We will generally vote against directors if shareholder rights plans have features that we believe are not in the best interests of shareholders or if the board makes material adverse modifications without shareholder approval.

3.2 Other takeover protection measures

Other takeover protection measures may include, but are not limited to the following:

◾	going private transactions

◾	leveraged buyouts

◾	lock-up arrangements

◾	crown-jewel defences

◾	greenmail

◾	fair price amendments

◾	re-incorporation

When considering takeover protection measures, we would be more likely to support a proposal if:

◾	the measure protects the rights of all shareholders

◾	sufficient time and information is made available to shareholders to make an informed decision

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◾	the measure will allow competing bids to be considered over a reasonable time

◾	the measure is subject to shareholder approval

◾	the measure is adopted for a limited period

We will review takeover protection measures on a case-by-case basis. We will generally oppose greenmail payments where there is no sufficient long-term business justification for them.

3.3 Dissident shareholders, contested elections, and proxy contests

In contested elections, it is important to understand what both management and the dissident are proposing and the implications it will have on performance going forward.

Voting guideline

We will review dissident shareholder proposals for director nominees on a case-by-case basis to determine which will result in the best performance for the company. We may consider:

◾	the performance of current management and the company’s long-term performance

◾	the competing strategic plans of the dissident and incumbent slate to enhance long-term corporate value, including the impact on key constituents

◾	the relative qualifications of the nominees and, where relevant, the company’s current executive and board compensation practices

◾	board independence, performance, equity ownership and responsiveness to shareholder concerns

3.4 Dissident director nominee compensation

In some contested director elections, dissident director nominees may have separate compensation agreements with the dissident shareholder. These agreements can be problematic, particularly if they extend beyond the election of the nominee directors, as they may compromise the independence of the nominee directors, motivate them to act in the best interests of the dissident shareholder rather than the best interests of the company, and create divisions within the board.

Voting guideline

We will review nominee director compensation agreements with dissident shareholders on a case-by-case basis, but may vote against/withhold votes from dissident director nominees if we believe their independence has been or could be compromised.

We will generally support proposals to prohibit payments from a dissident shareholder to its nominee directors after those directors have been elected to the board.

We will generally vote against proposals that would prevent the election of nominee directors who have received compensation from a dissident shareholder during a proxy contest, prior to being elected to the board.

3.5 Mergers and acquisitions

When dissidents are proposing an alternative strategy or if a proposed merger or acquisition is put to shareholders for a vote, we may consider relevant factors, including:

◾	impact on long-term corporate value

◾	anticipated financial and operating benefits

◾	the price being offered to shareholders

◾	circumstances regarding how the deal was negotiated

◾	any proposed or resulting changes in corporate governance and the potential impact of those changes on company performance

Votes on mergers or acquisitions are referred directly to portfolio managers and evaluated on a case-by-case basis.

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4. Shareholder rights

Shareholder rights include rights to vote on certain corporate matters, to receive information from the issuer, to sell or transfer shares, to receive a share of the income of the issuer and to share in the net proceeds on the sale or winding-up of the issuer. We believe the protection and maintenance of these rights is aligned with the bests interests of our portfolios.

4.1 Confidential voting

As with other electoral systems, the voting of proxies should be confidential, thereby ensuring that the process is impartial and free from coercion.

Voting guideline

We will generally support proposals to introduce confidential voting.

4.2 Proxy access

We believe that a robust process for nominating directors is important for creating an effective board and that shareholders can have a role to play in that process. We believe it can be appropriate for significant shareholders to have the right to nominate a number of directors for election in the ordinary course, outside of any contest for control, and should have their nominees included in the proxy circular in the same manner as the company’s nominees.

Voting guideline

We will generally support proposals that provide shareholders owning at least 3% of a company’s voting shares (individually or together with other shareholders) access to the company proxy statement to advance non-management board candidates comprising no more than

25% of the total board. We generally do not support limits on the number of shareholders that may aggregate their shares to satisfy the ownership requirement, but generally will not oppose proxy access proposals with reasonable limits on this basis alone.

In general, we will withhold support for proxy access proposals if the access right could be used to promote hostile takeovers by allowing for nomination of more than 25% of the board.

We generally will not support by-law amendments that will place unreasonable conditions or restrictions on shareholders’ ability to nominate directors.

If proxy access provisions are used to unreasonably restrict the rights of shareholders, we may withhold votes from the members of the corporate governance and nominating committees until the issue is resolved.

4.3 Advance notice provisions

When select shareholders nominate a director for election at or just before a company’s annual or special meeting, we believe it poses undue risks to other shareholders that were unable to adequately review all relevant information relating to a proposed nominee. Advance Notice Policies allow companies to mitigate this risk by ensuring that the company and shareholders are notified within an appropriate timeframe of a shareholder’s intention to nominate one or more directors. However, these Advance Notice Policies also have the potential to be used by the company to unreasonably restrict the right of shareholders to nominate directors.

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Voting guideline

We will generally support proposals seeking to establish Advance Notice Provisions so long as:

◾	The minimum notice period is not less than 30 days from the meeting date in the event of an annual meeting or 15 days in the event of a special meeting

◾	Nominations may be submitted within a minimum of 10 days following the first public announcement of a meeting if notice of the meeting date is given less than 50 days prior to the meeting date

◾	There is no upper limit on the number of days before an annual meeting in which a director can be nominated

◾	The policy provides that if the annual meeting is postponed or adjourned, a new time period for shareholder nominations will begin

◾	There are no requirements that unnecessarily restrict the ability of shareholders to nominate directors, including the ability of companies’ to request an unreasonable level of additional disclosure regarding shareholder nominees

4.4 Dual-class stock & unequal voting rights

A company with dual class shares gives multiple votes per share to a certain class of shares, resulting in unequal voting rights between classes of shares. This violates the principle of one share, one vote. Companies with multiple voting shares can give minority shareholders the ability to make decisions that may not be in the interests of other shareholders, which would typically include our portfolios.

For companies that maintain a share structure with unequal voting rights, we believe voting results should be disclosed and broken down by each class of share to provide greater transparency and allow both minority shareholders and the board to better understand how the different classes of shares were voted.

Voting guideline

We will generally not support the creation or extension of an unequal voting right structure without substantial proof that such a plan is critical to the success of the issuer, for instance, as a result of specific and unique challenges facing the issuer. Any such plan must be subject to future approval by the holders of the subordinate voting shares at regular and pre-determined intervals. If the issuer does not provide an adequate rationale for the proposed structure, we may vote against members of the corporate governance committee.

Where an issuer that has historically used an unequal voting right structure does not have adequate protections for minority shareholders, we may vote against members of the corporate governance committee. At a minimum, adequate protections for minority shareholders should include either:

◾	a regular binding vote for holders of subordinate voting shares on whether or not the capital structure should be maintained; or

◾	the existence of an adequate sunset clause to eliminate the unequal voting right structure. We will determine the adequacy of a sunset clause on a case-by-case basis. We will consider the length and structure of the sunset clause, in addition to the overall corporate governance of the issuer when determining the adequacy of a sunset clause.

We generally do not support newly public companies adopting share structures with unequal voting rights. If this structure is adopted, it should include a reasonable sunset provision. If a newly public company adopts a share structure with unequal voting rights and lacks a reasonable sunset provision, we may vote against the election of directors on a case-by-case basis.

We will generally support proposals to eliminate unequal voting right structures.

We will consider any proposal to enhance the voting rights of long-term shareholders on a case-by-case basis, in light of the particular circumstances of the company and the legal regulatory regime to which it is subject.

We will generally support proposals that ask for the disclosure of voting results broken down by share class.

4.5 Supermajority approval

We believe that supermajority requirements do have a legitimate purpose, but can be subject to abuse. This includes the risk that a small number of significant investors can more easily prevent actions that may be in the best interests of shareholders. We believe supermajority requirements should not be used for votes regarding takeovers or control of a company, and the approval proportion should not be set too high. A two-thirds majority is most common, and we generally consider anything above that to be unreasonable.

Voting guideline

We will consider supermajority voting proposals on a case-by-case basis but will generally vote against any supermajority proposal that has more than a two-third majority requirement unless it can be clearly demonstrated that it is in the shareholders’ best interests.

4.6 Linked proposals

Linked proposals are used to pass proposals that may not be approved if they were proposed individually.

Voting guideline

We will generally not support linked proposals.

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4.7 Increase in authorized shares

We recognize that directors may need the flexibility to issue stock to meet changing financial conditions. This may include a stock split, to support an acquisition or restructuring plan, to use in a stock option plan or to implement an anti-takeover plan. To help ensure the decision is in the best interests of shareholders, authorization of additional stock should be approved by shareholders, and should meet a specific business need.

Voting guideline

We will review proposals to increase authorized shares on a case-by-case basis. We will generally not support proposals for unlimited authorized shares.

We may support a reverse stock split if management provides a reasonable justification for it and reduces authorized shares accordingly.

We will generally oppose management proposals to issue tracking stocks designed to reflect the performance of a particular business unit.

4.8 Disclosure of voting results

We believe that disclosure of voting results can better position shareholders to evaluate the corporate governance of the company. As a result, it is our view that shareholders have the right to know whether a proposal has been passed or defeated, as well as the number of votes for, against and withheld. Additionally, we believe proposals should be cast by ballot rather than a show of hands, as this will ensure that all shareholders, whether present at the meeting or not, will be treated equally. In order to maintain the integrity of the proxy voting process, we believe vote results be subject to independent verification.

Voting guideline

We will generally support proposals for the prompt disclosure of proxy voting results, to eliminate the practice of voting by a show of hands, and to adopt independent verification of proxy voting.

4.9 Blank-cheque preferred shares

There may be valid business reasons for the issuance of blank-cheque preferred shares, but we believe the potential for abuse typically outweighs the benefits. The authorization of these shares can give directors complete discretion over the conditions of the stock and shareholders have no further power to determine how or when the shares will be allocated.

Voting guideline

We will generally not support the authorization of blank-cheque preferred shares.

4.10 Shareholder meeting quorum

We believe the quorum for shareholders’ meetings should be high enough to ensure that individual shareholders or small groups of shareholders (for example the board or senior management) will not be able to act independently of other shareholders, but not so high as to make it difficult to achieve. We believe too low of quorum risks the small group making decisions that are not in the best interests of other shareholders.

Voting guideline

We review requests to reduce quorum requirements on a case-by-case basis and may take into consideration the market capitalization of the company, the company’s ownership structure, and other factors as appropriate

We will generally support quorum amendment proposals that require a minimum of two shareholders representing 25% of outstanding shares to constitute a quorum.

4.11 Equity issues

To help preserve the value of shares, we believe shareholders should have input the issuance of shares, especially when that issuance will result in significant dilution of ownership. This allows shareholder input on major decisions that affect the long-term interests of shareholders and the company.

Voting guideline

We will review proposals regarding private placements and the issuance of equity on a case-by-case basis, but will vote against proposals that will cause excessive dilution without a valid business need.

4.12 Other business

We believe that the inclusion of an “other business” proposal on a proxy ballot gives the board broad discretion to act without specific shareholder approval and could pose undue risk to shareholders.

Voting guideline

We generally will not support “other business” proposals.

4.13 Implementing shareholder views

When a resolution receives the support of a majority of shareholders, the board of directors should report back within a reasonable time, and not later than the next annual shareholders’ meeting, on the action taken or explain why no action has been taken. We believe this is good corporate governance practice as failure to do so may be indicative of a board unwilling to make decisions a majority of shareholders believe are in the company’s best interests.

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Voting guideline

When the board fails to implement a proposal that has received a majority of shareholder support, and does not demonstrate a valid reason for this action, we will generally withhold votes for all board members who served on the board during the period in question.

4.14 Share blocking

Some countries allow the practice of share blocking, where shareholders are “blocked” or prevented from trading their position from the time the proxy votes are submitted to the day after the shareholders’ meeting. This practice has implications for the management of the portfolios in which these securities are held. We believe that this practice is not in the interests of shareholders.

Voting guideline

In general, we will not vote shares that are subject to blocking restrictions unless we determine that it is in our portfolios’ best interests to do so.

4.15 Income trust governance

We believe holders of income trusts should enjoy the equivalent rights and protection as the shareholders of a corporation. The trust and associated entities should take steps to ensure that appropriate governance practices are adopted to achieve this end.

Voting guideline

We will generally support proposals that enhance governance practices of the trust.

We may withhold votes from trustees where they have failed to establish or protect the rights of unit holders.

4.16 Reincorporation

There can be valid business reasons for a company to reincorporate in a different jurisdiction; however, a company may also be motivated to reincorporate for reasons that may be inconsistent with the interests of shareholders.

Voting guideline

We will review reincorporation proposals on a case-by-case basis but will generally vote against proposals that will result in unjustified risk to the corporation, unreasonable limits on director liability, diminished shareholder rights or weaker corporate governance requirements.

We will generally oppose management proposals to restructure the venue for shareowner claims by adopting charter or bylaw provisions that seek to establish an exclusive judicial forum.

4.17 Exclusive forum provisions

Exclusive forum provisions relate to a company making a change to its by-laws stipulating that legal actions brought against the company will only be permitted in courts within a certain jurisdiction. For example, if a shareholder wanted to sue a company they could only file the action in the jurisdiction stipulated by the company. While there may be valid reasons for adopting an exclusive forum provision, there is also the potential that these provisions could be abused by a company and negatively impact the rights of shareholders.

Voting guideline

We will assess exclusive forum provisions on a case-by-case basis, but will generally not support proposals unless the company can demonstrate a clear need for such a provision and how it is in the interests of all shareholders.

4.18 Pre-Initial Pubic Offering (IPO) unilateral bylaw/ charter amendments

Private companies that are contemplating an IPO have the ability to adopt bylaw or charter amendments that may not be consistent with the corporate governance practices we believe are in the best interests of the company’s performance. We believe these types of corporate governance practices are particularly egregious if they are adopted just prior to an IPO. These amendments have the potential to compromise the rights of the shareholders after an IPO, and may be more difficult for shareholders to amend or repeal once a company has gone public. We are concerned that companies in this situation will adopt these measures knowing that the new shareholder base would not approve them if they were proposed post-IPO.

Voting guideline

With all IPOs, the expectation is that the newly public entity will have corporate governance and shareholder rights practices aligned with long-term, sustainable value creation for shareholders. We will review the bylaws and charter for IPOs on a case-by-case basis, but will generally vote against the corporate governance committee of the board and the board chair if there are any unreasonable restrictions on the rights of shareholders that have not been removed prior to the IPO.

4.19 Calling a special meeting

In some jurisdictions, shareholders holding a specific percentage of a company’s shares are able to call a special meeting in order to take action on matters that arise between regularly-scheduled annual general meetings. If, however, shareholders are unable to do so, their ability to remove directors, put forward resolutions or respond to an offer from a bidder may be restricted.

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Voting guideline

We will generally support proposals allowing shareholders the right to call a special meeting. We will review shareholder proposals requesting that a company install or change the percentage of shares required to call a special meeting on a case-by-case basis.

4.20 No-action and exemption requests

In some jurisdictions (particularly the United States), companies may be permitted by market regulators and/or agencies to exclude shareholder proposals from the ballot if the proposal conflicts with a management proposal at the same meeting. However, companies may use this avenue to limit shareholder rights by putting forth management proposals similar to those filed by shareholders, but with more limited criteria than originally set out by the shareholder proposal proponent.

The removal of redundant shareholder proposals from the ballot may be warranted where the company takes reasonable action on the issue or where the proponent agrees on the withdrawal after engagement. However, we are generally not supportive of the exemption practice where it impedes improvements to shareholder rights.

Voting guideline

We will examine cases where shareholder proposals have been excluded after the company has included a competing management proposal on a case-by-case basis. We may vote against members of the governance committee if we determine that the company has excluded a shareholder proposal and introduced a management proposal on substantially the same issue that may be contrary to shareholders’ best interests, as compared to the original shareholder proposal.

We will vote on the resulting management proposal on a case-by-case basis, taking into consideration the impacts on shareholder rights and shareholders’ abilities to file future resolutions on the issue(s).

4.21 Virtual and Hybrid shareholder meetings

Although there are benefits to facilitating virtual participation in shareholder meetings, we believe virtual meeting formats have the potential to adversely impact shareholder rights, especially in the case of virtual-only meetings. We believe virtual meeting formats may facilitate practices such as filtering shareholder questions, which may deprive shareholders of meaningful insights from the board and management on material issues. In our view, a virtual meeting experience is not directly comparable to an in-person experience for all shareholders.

We are generally supportive of a hybrid meeting format where companies combine a traditional in-person meeting with the option of remote participation, as long as shareholder rights are not limited.

When a company holds a hybrid or virtual-only meeting, we expect effective disclosure demonstrating that shareholder rights are maintained under the meeting format. Disclosure should include:

◾	Procedures on shareholder questions, including required timelines to submit questions, if questions are selected or screened, and disclosure practices (e.g. how virtual meeting participants can see questions, publicly addressing unanswered questions after the meeting)

◾	Technical and logistical guidance for virtual meeting participation

◾	Details on technical support for issues encountered related to accessing or participating in the virtual meeting

We believe shareholders should be given the opportunity to vote on the adoption of virtual-only meetings. If a company adopts the right to hold a virtual-only meeting, we believe a virtual-only meeting should only be permitted in exceptional circumstances. Companies should provide clear disclosure on what are considered exceptional circumstances.

Voting guideline

We may withhold our support from the corporate governance committee if the company holds a virtual-only meeting and:

◾	the resulting meeting format negatively impacts shareholder rights; or

◾	the company fails to provide sufficient disclosures regarding meeting procedures, logistical guidance, and/or technical support.

We will evaluate proposals to adopt a virtual-only meeting format on a case-by-case basis. We may consider regional legislation related to virtual-only meetings and the company’s disclosed approach to holding virtual-only meetings.

4.22 Acting by written consent

Acting by written consent provides shareholders with the ability to act on important issues outside of the regular annual meeting cycle. It can also be an effective alternative to calling a special meeting by reducing the cost and added expense to the company of holding a special meeting. In our view, the ability to act by written consent enhances shareholder rights.

Voting guideline

We will generally support proposals:

◾	Granting shareholders the right to act by written consent

◾	That seek to restore or improve the right to act by written consent

We will generally oppose attempts to limit and/or eliminate shareholders’ ability act by written consent.

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5. Shareholder proposals

It is our view that shareholders should have the right to bring relevant proposals to the annual general meeting. We believe that these proposals should be included on the proxy ballot for consideration by all shareholders as long as they deal with appropriate issues and are not used to raise personal matters, politically- or ideologically-motivated requests, or to garner publicity.

We also believe that proposals should generally refrain from specifying how companies should achieve the desired objectives. We are mindful that, if fulfilled, some proposals may diminish long-term shareholder value by imposing unreasonable constraints on the board and management, or result in the company taking actions inconsistent with long-term, sustainable value creation for shareholders.

We believe certain environmental, social, and governance issues can be material and impact the long-term, risk-adjusted performance of an issuer. We assess proposals that address these issues in terms of the risks and opportunities they represent for the company and whether those issues have been adequately disclosed to shareholders. We may consider the International Sustainability Standards Board (ISSB)’s global SASB Standards or IFRS Sustainability Disclosure Standards (includes IFRS S1 and IFRS S2) when assessing the materiality of a proposal.

We will generally review shareholder proposals on a case-by-case basis. Where proposals request enhanced disclosure in an area that represents a material risk or opportunity for the corporation, and we believe the enhanced disclosure would benefit shareholders, we will generally support them. Where we determine fulfillment of the proposal request would not be in the best interests of the portfolio, we will oppose it. This may include where proposals mandate a specific course of action for the company, are considered overly prescriptive, request action or disclosure we believe is already sufficiently provided by the issuer, or request action or disclosure on an issue we do not consider material to the company.

We expect the board to adequately respond to shareholder proposals that receive meaningful support. Meaningful support is assessed on a case-by-case basis, as support levels can be impacted by factors such as share class structure and insider ownership. However, in the case of widely owned companies with a single class share structure, we would generally consider 30% support to be meaningful.

Aside from adoption of the proposal’s requests (where the board believes it is in the best interests of shareholders to do so), we generally consider adequate responsiveness to include:

◾	Engagement with a reasonable number of shareholders (by number or percentage ownership).

◾	A detailed rationale on why the requests of the proposal were not adopted or not fully adopted.

In cases where we determine the board has not sufficiently responded to meaningfully-supported shareholder proposals, we may vote against the election of directors with oversight of the shareholder proposal’s content.

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5.1 Lobbying & political contributions disclosure proposals

We believe there is a risk to shareholders where companies engage in lobbying activities or political contributions either misaligned with long-term, sustainable value creation for shareholders or its publicly disclosed strategies and/ or commitments. We believe companies should provide sufficient disclosure on their lobbying activities and political contributions where material. We will generally evaluate the quality of existing disclosures based on the following factors:

◾	The company’s rationale for its lobbying activities and/or political contribution

◾	Board and/or management oversight of lobbying activities and/or political contributions and description of this oversight

◾	Disclosure of a list of trade associations or applicable groups where dues meet or exceed a specific threshold. In cases where there are recent controversies, fines, or litigation regarding the company’s lobbying-related activities or political contributions, we may be supportive of enhanced disclosure, not limited to the following:

¡	Disclosure of the company’s overall lobbying expenditures and/or political contributions

¡	Disclosure of a comprehensive list of trade association memberships or memberships in applicable groups.

Voting guideline

We will evaluate shareholder proposals seeking additional disclosure on companies’ lobbying activities or political contributions on a case-by-case basis, but will generally support proposals where the company does not currently disclose such details or existing disclosure is inadequate. In cases where such details are disclosed, and the proponent has raised concerns regarding the alignment of companies’ lobbying activities or political contributions with its stated strategies, or there are recent controversies, fines, or litigation regarding the company’s lobbying-related activities or political contributions that we believe pose undue risk to shareholders, we may support the proposal.

5.2 Cyber security

We believe investors should be provided with sufficient information to evaluate a company’s management of risks related to cyber security. We believe companies should provide additional disclosure on their cyber security policies and procedures where material.

Voting guideline

We believe that cyber security is a material risk in several industries and we will generally support requests for enhanced disclosure on how the board and senior management are overseeing, managing, and mitigating these risks.

When evaluating cyber security-related shareholder proposals, we will generally consider:

◾	The level of disclosure of company protocols, policies, and procedures relating to data protection and guards against cyber attacks

◾	Commitment to applicable market-specific laws or regulations that may be imposed on the company

◾	Controversies, fines, or litigation related to cyber security related issues

5.3 Climate change

We believe climate-related risks are systemic risks that have the potential to materially impact issuers and the economies, markets and society in which they operate. Mitigating greenhouse gas (GHG) emissions may reduce the systemic risks that climate change poses. We recognize the importance of the global goal of achieving net-zero emissions by 2050 or sooner, to mitigate climate-related risks.

Where climate change poses a financially material risk or opportunity to a company, we believe cliimate-related disclosures are beneficial in providing shareholders with the ability to evaluate how a company is addressing material climate-related risks and opportunities. We expect issuers to be guided by the recommendations of the International Sustainability Standards Board (ISSB) and/or the recommendations of the Task Force on Climate related Financial Disclosures (TCFD). Companies applying ISSB’s IFRS Sustainability Disclosure Standards (includes IFRS S1 and S2) meet the TCFD recommendations as the recommendations are incorporated into the ISSB Standards. This should include details on how they are addressing material climate risk and opportunities in their governance, strategy, and risk management, as well as any of their climate metrics and targets and transition plans. We expect issuers for which climate change is a material risk to:

◾	work towards identifying and publicly disclosing material financial and strategic impacts resulting from the transition to a net-zero economy.

◾	establish credible targets and develop action plans aligned with achieving net-zero emissions by 2050 or sooner. We also expect them to demonstrate progress in meeting their commitments.

When evaluating climate-related shareholder proposals, we may consider:

◾	The industry in which the company operates and the materiality of the requested disclosure in that industry

◾	The company’s existing publicly-available information on the potential impacts of climate change on its operations, strategy or viability

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◾	Existing oversight, policies and procedures on climate-related risks and opportunities

◾	The company’s level of disclosure and preparedness compared to that of its industry peers

◾	Whether the company has recently been involved in climate-related controversies resulting in fines, litigation, penalties or significant environmental, social or financial impacts

◾	The company’s existing climate-related targets, commitments, and initiatives

Voting guideline

We will evaluate climate-related shareholder proposals on a case-by-case basis, but will generally support proposals requesting:

◾	That a company disclose the organization’s governance around climate-related risks and opportunities.

◾	That a company disclose the actual and potential impacts of climate-related risks and opportunities on the organization’s businesses, strategy, and financial planning. This includes disclosure of the results of climate scenario analysis and related assessments.

◾	That a company disclose how the organization identifies, assesses and manages climate-related risks. Risks include Transition Risks (Policy and Legal, Technology, Market, and Reputation) and Physical Risks (Acute and Chronic),as defined by the TCFD.

◾	That a company disclose the metrics and targets used to assess and manage relevant climate-related risks and opportunities, or on how the company identifies, measures, and manages such risks.

◾	That a company adopt or implement initiatives to reduce GHG emissions, including carbon. This includes providing detailed disclosure of progress

◾	That a company adopt long-term and interim net-zero or science-based targets, where climate-related risks are financially material and adoption timelines are within a reasonable time frame. Net-zero targets should relate to scope 1 and 2 emissions. Where a proponent requests that a company adopt net-zero targets on scope 3 emissions, we will review on a case-by-case basis, factoring in materiality of these emissions to the company, feasibility of the request, and usefulness to shareholders if the proponent’s request is fulfilled.

◾	That a company disclose its climate transition plan in line with the TCFD recommendations.

◾	That a company provide enhanced disclosure on the alignment of its lobbying activities with climate change initiatives, including its membership in industry associations.

Shareholder proposals requesting that a company adopt a regular, non-binding shareholder vote on its climate strategy (i.e., a “say-on-climate”), will be evaluated on a case-by-case basis.

5.4 Environmental issues

How a company interacts with its environment and vice versa can be a material risk if left unmanaged. It is our view that inadequate management of these risks can impact a portfolio’s long-term risk adjusted return.

Voting guideline

Where we believe environmental impacts are material, we will generally vote in support of proposals that ask for:

◾	enhanced disclosure of a company’s environmental practices and/or environmental risks and liabilities

◾	initiatives to reduce toxic emissions and disclosure of results

◾	initiatives to promote recycling, including product life-cycle management, and disclosure of results

◾	companies to abstain from operating in environmentally sensitive areas or using products produced from materials extracted from such areas, where material and insufficiently managed risks are identified

◾	consideration and adoption of the Equator Principles

◾	reporting on water use, intensity, supply, and risks.

◾	reporting on efforts to reduce overall water use or intensity and impacts on local water systems

5.5 Human rights

Respecting international human rights standards supports a stable, resilient business operating environment, as well as well-functioning global capital markets. International human rights standards include but are not limited to: the Universal Declaration on Human Rights, the International Bill of Rights, the International Labour Organization’s (ILO) Declaration on Fundamental Principles and Rights at Work, United Nations Guiding Principles on Business and Human Rights (the UN Guiding Principles), and the United Nations Declaration on the Rights of Indigenous Peoples (UNDRIP).

We believe that issuers that implement mechanisms to identify affected stakeholders and address potential or actual adverse human rights impacts may be more effective at managing material human rights risks from their supply chains, operations, customers and/or end users.

Voting guideline

We will generally vote in support of proposals that call on companies to:

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◾	adopt or comply with policies that conform to the United Nations Guiding Principles on Business and Human Rights (UNGPs), and/or express a commitment to respect the International Bill of Rights, which includes the Universal Declaration on Human Rights, the International Covenant on Civil and Political Rights, and the International Covenant on Economic, Social and Cultural Rights

◾	adopt or comply with policies that conform to the International Labour Organization’s Declaration on Fundamental Principles and Rights at Work and report on the progress toward implementing those standards

◾	take reasonable steps, or institute an adequate review process which may include a third-party independent review, that monitors compliance with human rights and related policies throughout its supply chain,

◾	disclose its practices, policies, and oversight for assessing, preventing, and mitigating human rights risks the company’s investments, operations and/or activities in countries with historical or current evidence of labour and human rights abuses

◾	adopt policies that aim to address human rights for operations in a conflict zone. This may include policies to protect the rights of local communities and avoid exacerbating the conflict

◾	adopt independent programs to monitor the company’s compliance with codes of conduct or the company’s human rights policy and to provide detailed disclosure of results

◾	adopt or comply with policies that conform to the International Labour Organization’s Core Conventions and report on the progress toward implementing those standards

5.6 Community issues

We believe community issues can pose material risks and opportunities to certain companies, as their operations can be both reliant on and have an impact on the residents of the communities in which it operates. “Community” may also refer to larger areas, such as a province, state or nation, to the extent that a company’s operations may have broader impact.

Voting guideline

We will generally vote in support of proposals that call for:

◾	careful consideration of advertising policies and practices to ensure that they do not promote racial stereotyping

◾	meaningful disclosure of plant closing criteria

◾	eliminating the use of predatory lending practices and “redlining”

◾	disclosure of lending practices in developing countries

◾	support of the Extractive Industry Transparency Initiative

5.7 Indigenous rights

Indigenous Peoples have inherent rights to self-determination in accordance with international and domestic law. They also have specific rights, such as those set out in the United Nations Declaration on the Rights of Indigenous Peoples (UN DRIP), which includes Free, Prior and Informed Consent (FPIC).

Voting guideline

We will generally vote in support of proposals that call for:

◾	disclosure on a company’s impact on Indigenous Peoples and their rights

◾	reporting on the company’s policies and oversight relating to the rights of Indigenous Peoples

◾	disclosure on how a company considers the rights of Indigenous Peoples in its operations and decision-making

5.8 Employee rights

We believe employees have the right to work in a safe and healthy environment. This includes a workplace that promotes a healthy and productive, professional environment that is free from unlawful discrimination, disrespectful or inappropriate behaviour, harassment (including sexual harassment), retaliation, and violence. Diversity, equity, and inclusion (DEI) in the workplace is also an important consideration for employee rights. It is our view that proper consideration and management of risks and opportunities related to employee rights can reduce potential risks to shareholders and contribute to long-term, sustainable value creation for shareholders. In general, we support proposals that we believe can enhance meaningful disclosure on or the management of risks and opportunities related to DEI, diversity, dignity and safety in the workplace, and collective bargaining rights.

Voting guideline

We will generally vote in support of proposals that ask companies to:

◾	enhance disclosure of DEI in the workplace such as, DEI-related programs, goals, and demographic metrics. This may include, but is not limited to, enhanced disclosure of promotion and retention rates at different levels of management. It may also include enhanced disclosure on the progress of stated DEI-related programs.

◾	report on racial or gender pay equity where the company has inadequate policies or disclosure and its practices lag behind peers’ or the company has been the subject of are cent controversy, including litigation, related to racial or gender pay equity

◾	enhance disclosure, which may include adopting policies and procedures, on initiatives seeking to prevent discrimination on the basis of age, gender, race, and other dimensions or characteristics.

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◾	adopt enhanced health and safety policies, report on the implementation of those policies, and disclose health and safety data to shareholders

◾	report on human capital risks, opportunities, initiatives, commitments and relevant statistics

5.9. Nature-related risks

The Task Force on Nature-related Financial Disclosures (TNFD) defines nature-related risks as potential threats posed to an organization, linked to their (and wider society’s) dependencies and impacts on nature. These can derive from physical, transition, and systemic risks. There are also nature-related opportunities, which are activities that avoid, reduce, mitigate, or manage nature-related risks, or that actively work to reverse the loss of nature, including through restoration, regeneration of nature, and implementation of nature-based solutions.

The TNFD provides a framework and sector-specific guidance for the disclosure of nature-related dependencies, impacts, risks, and opportunities. As issuers continue to advance their understanding of the materiality of nature-related factors to their businesses, we believe they should consider related disclosures that take into consideration the TNFD recommendations and guidance. We believe that proper consideration and management of nature-related risks and opportunities can reduce potential risks to shareholders and contribute to long-term, sustainable value creation for shareholders.

Voting guideline

We will evaluate nature-related shareholder proposals on a case-by-case basis.

We will generally support proposals requesting that a company disclose the organization’s governance around nature-related risks and opportunities.

5.10 Board-related

The board of directors of a corporation must act in the best interests of that corporation. We believe that when boards are structured in a manner that promotes good governance practices, it facilitates the board’s achievement of this objective. It is our view that issuers with good governance practices generally:

◾	Are better able to focus on long-term sustainable growth;

◾	Are more likely to effectively manage conflicts;

◾	Pose less risk for equity investors due to proper alignment of shareholder and management interests;

◾	Are more likely to be able to access fixed income markets when needed; and
◾	Are more likely to effectively manage material environmental and social risk factors.

We will generally support shareholder proposals requesting governance practices that we believe enhance an issuer’s governance practices and are in the best interests of shareholders.

Voting guideline

We will review each shareholder proposal on a case-by-case basis, but may vote in support of proposals that request that companies:

◾	Limit the employees of the company sitting on the board to the CEO only.

◾	Separate the roles of CEO and Chair of the board, or appoint an independent chair.

◾	Provide expanded disclosure on potential conflicts of interest regarding directors.

◾	Enhance disclosure of the responsibilities of the executive chair and the compensation structure for the role.

◾	Disclose senior management (including the CEO) and board short- and long-term succession planning policies.

◾	Include a proportion of director remuneration to be in the form of common stock in the company.

◾	Enhance disclosure of executive compensation, including additional disclosure of performance criteria and whether those criteria were met.

◾	Link executive compensation to the company’s achievement of goals that go beyond traditional financial metrics, provided that those goals are on material factors and support the company’s long-term performance.

5.11 Artificial Intelligence

The development and adoption of artificial intelligence (AI) is increasingly integrated into the business operations of many companies. However, there may be material risks and opportunities associated with using this technology. We believe that companies using AI in a meaningful way should ensure they have appropriate governance and expertise to handle a changing regulatory, legal, and technological landscape.

Voting guideline

We approach shareholder proposals on AI on a case-by-case basis. We may support proposals that call for enhanced disclosure on AI-related board and firm governance structures and expertise. Further, we will generally support proposals requesting enhanced disclosure on how a company uses AI within its operations, where material to the company’s business.

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6. Management environmental and social proposals

6.1 Say-on-climate

We believe climate and nature-related factors are systemic risks that may materially affect issuers and the economies, markets and society in which they operate. Mitigating GHG emissions may reduce the systemic risks that climate change poses. We recognize the importance of the global goal of achieving net-zero emissions by 2050 or sooner, in order to mitigate climate-related risks. Many companies are now seeking regular advisory votes from shareholders on their climate transition plans and progress made on these plans (i.e., a “say-on-climate” vote).

Voting guideline

We will evaluate say-on-climate management proposals on a case-by-case basis. We will generally not support proposals where the climate-related plans lack:

◾	Clear and appropriately detailed disclosure of the governance, strategy, risk management, and metrics and targets, as they relate to climate-related risks and opportunities

◾	Improvements on disclosure and performance, where applicable
◾	Credible targets and disclosure of progress towards meeting these commitments

◾	Disclosure of corporate and trade association lobbying activities, and how the company considers this in line with the Paris Agreement goals, where material.

When evaluating say-on-climate management proposals, we will consider the completeness of climate-related plans as well as the suitability of said plans, as determined by RBC GAM, for the company on a best-efforts basis. In addition, we will give consideration to newly-disclosed climate transition plans that do not meet this minimum criteria if there is demonstrable evidence and commitments indicating the minimum criteria will be met.

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RBC Global Asset Management

This document is provided by RBC Global Asset Management (RBC GAM) for informational purposes only and may not be reproduced, distributed or published without the written consent of RBC GAM or its affiliated entities listed herein. This document does not constitute an offer or a solicitation to buy or to sell any security, product or service in any jurisdiction; nor is it intended to provide investment, financial, legal, accounting, tax, or other advice and such information should not be relied or acted upon for providing such advice. This document is not available for distribution to investors in jurisdictions where such distribution would be prohibited.

RBC GAM is the asset management division of Royal Bank of Canada (RBC) which includes RBC Global Asset Management Inc., RBC Global Asset Management (U.S.) Inc., RBC Global Asset Management (UK) Limited, and RBC Global Asset Management (Asia) Limited, which are separate, but affiliated subsidiaries of RBC.

In Canada, this document is provided by RBC Global Asset Management Inc. (including PH&N Institutional) which is regulated by each provincial and territorial securities commission with which it is registered. In the United States, this document is provided by RBC Global Asset Management (U.S.) Inc., a federally registered investment adviser. In Europe this document is provided by RBC Global Asset Management (UK) Limited, which is authorised and regulated by the UK Financial Conduct Authority. In Asia, this document is provided by RBC Global Asset Management (Asia) Limited, which is registered with the Securities and Futures Commission (SFC) in Hong Kong.

Additional information about RBC GAM may be found at www.rbcgam.com.

This document has not been reviewed by, and is not registered with any securities or other regulatory authority, and may, where appropriate and permissible, be distributed by the above-listed entities in their respective jurisdictions.

Opinions contained herein reflect the judgment and thought leadership of RBC GAM and are subject to change at any time. Such opinions are for informational purposes only and are not intended to be investment or financial advice and should not be relied or acted upon for providing such advice. RBC GAM does not undertake any obligation or responsibility to update such opinions.

RBC GAM reserves the right at any time and without notice to change, amend or cease publication of this information.

Some of the statements contained in this document may be considered forward-looking statements which provide current expectations or forecasts of future results or events. Forward-looking statements are not guarantees of future performance or events and involve risks and uncertainties. Do not place undue reliance on these statements because actual results or events may differ materially from those described in such forward-looking statements as a result of various factors.

® / ™ Trademark(s) of Royal Bank of Canada. Used under licence.
© RBC Global Asset Management Inc. 2025

(03/2025)
021GAM011 (03-2025) PROXYVOTINGGUIDELINES_EN_V5 04/25/2025

XVIII. Proxy Voting Policy

Policy Summary

This Proxy Voting Policy is designed to ensure that the Firm complies with the requirements under Rule 206(4)-6 promulgated under the Advisers Act and fulfills its obligation thereunder with respect to proxy voting, disclosure, and recordkeeping. This Proxy Voting Policy is also designed to ensure that all proxy voting and corporate actions are voted in the best interest of each client, provide disclosure to investors and ensure that certain documentation is retained.

The advisory contract or Investment Management Agreement will generally dictate whether the Firm is authorized to vote proxies on behalf of the client. The Deputy COO (“Voting Officer”) has been delegated the authority for monitoring proxies, obtaining voting decisions from portfolio managers in accordance with these policies, and ensuring that proxies are submitted in a timely manner. The Voting Officer will also be responsible for ensuring that clients’ requests for these proxy voting policies and procedures and/or their voting information is responded to effectively within a prompt time period. The Firm may utilize a third party service provider through the account’s administrator to assist in proxy voting matters.

Proxy Voting Procedures

The Voting Officer will have the responsibility of voting proxies received by the Firm on behalf of its Clients. Proxies will be voted in the best interests of each Client. In accordance with Rule 204-2, the portfolio manager and/or the analyst who is in charge of the issuer will document the basis for the Firm’s voting decision in writing.

Conflicts of Interest

In cases where an issuer in which multiple Clients hold interests acquired at different points in time or in different positions within the issuer’s capital structure experiences financial distress, there is a potential for conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). When called upon to take action with respect to an investment (e.g., to sell, to vote, or to exercise a right or remedy) a Client’s overall holdings, and related rights, may be such that it is in the Client’s best interest to take action (or refrain from taking action) in a manner that would be contrary to the interest of a person holding only the particular class of interest on which the right is conferred. In these circumstances, Clients that have invested in some, but not all, of the relevant classes of interests of the issuer held may be disadvantaged.

When considering whether to pursue a particular course of action, including asserting available claims or remedies, factors that may be considered include the costs of pursuing the course of action (or alternative courses of action) and the likelihood of a favorable outcome. As a result, not every potential claim or course of action will be pursued and it will not always be the case that conflicts will be able to be resolved in the best interest of any particular Client nor can there be any assurance that actual or potential conflicts of interest can be resolved such that the ultimate terms of an investment (or an amendment to such terms) will be as favorable as they would be in the absence of such conflicts.

For those Clients for which the Firm is authorized to vote proxies, the Firm will record the date proxies are voted, and those not voted will be specified with the underlying reason. Each item to be voted on should be voted separately and individually, not voted in bulk.

The Firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or

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personal relationships it maintains with persons having an interest in the outcome of certain votes. The Firm, its affiliates and/or its Employees may also occasionally have business or personal relationships with the proponents of proxy proposals, participants in proxy contests, corporate directors and officers, or candidates for directorships.

The CCO will determine whether any proxy vote would result in an actual conflict of interest between the Firm and its Client(s). If at any time, the Firm becomes aware of an actual conflict of interest relating to a particular proxy proposal, the Firm will handle the proposal as follows:

(i)	if it is clear how to vote in the best interest of the Client entitled to vote then the vote may proceed, otherwise (ii):

a.	Disclose the conflict to the Client(s), providing sufficient information regarding the matter and the nature of the Firm’s conflict, and obtain Client consent before voting;

b.	Employ an outside service provider to advise in the voting of the proxy;

c.	Employ an outside service provider to vote the proxy on behalf of the Firm and its Client(s); or

d.	Decline to vote the proxy because the cost of addressing the potential conflict of interest is greater than the benefit to the client(s) voting the proxy.

The Voting Officer will document all instances where a proxy involved a conflict of interest, including the nature and the circumstances of the conflict, the steps taken by the Firm to resolve the conflict of interest, and the vote(s) as a result.

Notwithstanding anything to the contrary in this Proxy Voting Policy the Firm will not be required to vote the proxy if (i) the Client no longer owns the security at the voting deadline, (ii) the Client has tendered the security before the voting deadline, (iii) the Client has informed the Firm that it wishes to retain the right to vote the proxy, (iv) the Firm deems the cost of voting would exceed any anticipated benefit to the Client, or (v) the proxy is received for an account for which the Firm no longer acts as investment manager, investment adviser or sub-adviser at the voting deadline. The Firm, with the assistance of the portfolio manager and/or analyst who is in charge of the issuer, will document in writing the basis for the Firm’s decision not to vote.

Class Actions

The Firm does not direct Clients’ participation in class actions, as disclosed in Part 2 of Form ADV, unless contractually agreed with the client. The Voting Officer will determine whether to return any documentation inadvertently received regarding Clients’ participation in class actions to the sender, or to forward such information to the appropriate Clients.

Investment Firm Proxy Voting -Form N-PX

Pursuant to Rule 30b1-4 of the Investment Company Act a registered management investment company shall file with the SEC a report on Form N-PX, not later than August 31 of each year, containing the registrant’s proxy voting record for the most recent twelve-month period ended June 30.

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Filing “say-on-pay” votes – Form N-PX

Rule 14Ad-1 requires Institutional Investment Managers (as defined below) subject to reporting under Section 13(f) of the Exchange Act to report their “say-on-pay” (as defined below) votes on Form N-PX not later than August 31 of each year for the most recent 12-month period ended June 30.

“Institutional Investment Manager” is defined as any person, other than a natural person, investing in or buying and selling securities for its own account, and any person exercising investment discretion with respect to the account of any other person.

“Say-on-pay” refers to shareholder voting relating to: (1) approval of the compensation of a company’s named executive officers, (2) the frequency of such votes, and (3) approval of “golden parachute” compensation in connection with a merger or acquisition. The rule provides a two-part test for determining whether an institutional investment manager “exercised voting power” over a security and must therefore report a “say-on-pay” vote on Form N-PX:

•	The Institutional Investment Manager has the power to vote, or direct the voting of, a security; and

•	The Institutional Investment Manager “exercises” this power to influence a voting decision for the security.

The adopting release states that “voting power could exist or be exercised either directly or indirectly by way of a contract, arrangement, understanding, or relationship.” Further, the rule states that “multiple parties could both have and exercise voting power over the same securities even where the Institutional Investment Manager is not the sole decision-maker.”

An Institutional Investment Manager would have no reporting obligation with respect to a voting decision that is entirely determined by its client or another party.

Form N-PX Filings When the Company Had No Proxies to Vote

If the Company files Form 13F and has a policy to vote proxies but had no proxies to vote or choose not to vote any proxies during the relevant 12-month period, it still must file the “Institutional Manager Notice Report” section of Form N-PX. The following Notice Report filing explanation box should be selected:

•	The manager did not exercise voting power for any reportable voting matter and therefore does not have any proxy votes to report.

Records

The Voting Officer is responsible for ensuring that the following proxy records are maintained for 7 (seven) years, the first two in an appropriate office of the Firm:

1.	Records of proxy statements received regarding client securities;

2.	Records of each vote cast by the Firm on behalf of a client;

3.	Copies of any document created by the Firm that was material to making a decision on voting clients’ securities;

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4.	Records of all communications received and internal documents created that were material to the voting decision; and

5.	Each written client request for proxy voting information and the Firm’s written response to such client request (written or oral) for proxy voting information.

If the Firm utilizes a service provider for proxy voting, the Firm will rely on the provider to maintain proxy statements and records of proxy votes cast. The Firm will obtain an undertaking from the third party to provide a copy of the documents promptly upon request.

Where appropriate, the CCO shall collect the relevant information for the completion of Form N- PX in relation to Muzinich 40 Act Funds and shall work with the administrator or other appropriate persons with respect to investment companies for which it is the adviser to prepare and file the Form on behalf of the investment company.

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Man Group

Global Proxy Voting Policy Summary

March 2025

Each of Man Group plc’s investment managers1 (‘Man Group’) have adopted policies and procedures to ensure that any proxy voted on behalf of clients is voted in a manner which is in the best interests of such clients.

Proxy votes that may be voted at Man’s discretion, or where Man has been specifically instructed by a client to vote proxies, will be evaluated and Man will seek to vote in the best interest of the relevant Proxy Client(s). It should be noted that there may be times whereby Man invests in the same securities/assets while managing different investment strategies and/or clients. Accordingly, it may be appropriate in certain cases that such securities/assets are voted differently across different investment strategies and/or clients, based on their respective investment thesis and other portfolio considerations.

It should be noted that Man will only vote proxies on securities and other portfolio assets currently held by clients or in which clients have an economic interest. Proxies received for securities that are loaned out or are on contract for difference/swap will generally not be voted.1 In addition, from time to time clients may hold equity positions purely for financing purposes. The net result of these holdings is that the client has no economic interest in the issuer and as such Man will refrain from voting. Furthermore, Man Group may refrain from voting a proxy when it is determined that the cost of voting the proxy exceeds the expected benefit to the client

In addition, on an on-going basis Man will endeavour to identify material conflicts of interest, if any, which may arise between Man and one or more issuers of clients’ portfolio securities, with respect to votes proposed by and/or affecting such issuer(s), in order to ensure that all votes are voted in the overall best interest of clients.

Man has established Stewardship and Proxy Voting Committees that are responsible for resolving proxy voting issues when deemed necessary; making proxy voting decisions where a material conflict of interest may exist; monitoring compliance with The Global Proxy Voting Policy (the “Policy”); and setting new and/or modifying existing policies. Compliance will undertake monitoring of the Stewardship team’s conflict resolution process (such as the proxy watch list) where potential conflicts of interest may exist.

Man Group has appointed, and will appoint from time to time, one or more proxy voting service companies, to provide it with proxy voting services for certain Proxy Clients. Where applicable, Man Group will generally vote proxies for the relevant Proxy Clients in accordance with Man Group`s Proxy Voting Policy guidelines, unless otherwise specifically instructed to vote otherwise by the Portfolio Manager or such Proxy Client.

Man Group maintains documentation memorializing the decision to vote a proxy in a manner different from what is stated in the relevant proxy voting guidelines. Documentation is also maintained for all proxies that are not voted for Proxy Clients and the reasons therefore where Man Group has been instructed by the Proxy Client to vote.

Man Group’s Proxy Voting Policy (the “Policy”) is active uniformly firm-wide across all relevant investment capabilities.

The Policy uses the Glass Lewis standard policy as the base but applies a number of additional guidelines that target specific areas where we believe higher standards should be promoted.

The Glass Lewis standard proxy voting guidelines can be found on Glass Lewis’ website at:

https://www.glasslewis.com/voting-policies-current/

[1]	On a case by case basis, stock may be recalled in order to vote.

Man Group Global Proxy Voting Policy Summary |  1

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The Man Group Global Proxy Voting Policy guidelines are summarised in the table below:

Key Areas	Man Group Global Proxy Voting Policy Guidelines

Merit, fairness and equality[2]	US, Canada, UK, Australia, Europe:

• At companies included in standard market indices, we will generally vote against the nomination committee chair and/or members when the board of directors is not at least one-third gender diverse.

•   At all other companies listed in other market indices in the above countries, we will generally vote against the nomination committee chair and/or members when there is not at least one woman on the board of directors.

Japan:

At companies included in standard market indices, we will generally vote against the nomination committee chair and/or members when the board of directors is not at least 10% gender diverse.

Human Rights	We will generally vote against the ESG committee or equivalent when the Human Rights Policy does not align with the Universal Declaration of Human Rights (UDHR).

Climate Change	For transition laggards operating in energy intensive sectors3,[4], we will generally vote against the ESG committee or equivalent if:

• The company lacks board oversight of climate

• The company has not set a net zero target

• The company does not report their disclosures in line with the Task Force on Climate-Related Financial Disclosures (TCFD) or the Sustainability Accounting Standards Board (SASB)

Executive Compensation	We will generally vote against executive compensation policies if there is insufficient disclosure, significant disconnect between pay and performance, lack of sufficiently stretching targets, excessive discretion, ex gratia, non-contractual payments or guaranteed bonuses, excessive quantum, excessive and unjustified increases in base salary, or lack of structural safeguarding mechanisms such as clawback and malus policies.

For transition laggards operating in energy intensive sectors[2],[3], we will generally vote against executive compensation policies if remuneration awards are not linked to climate indicators.

Board Tenure and Refreshment	We will generally vote against members of the nomination and/or governance committees wherein the board has an average tenure of greater than 10 years and there have been no new nominees in the last 5 years.

Shareholder Proposals	We will generally support shareholder initiatives that request additional disclosure on behalf of a company or are otherwise environmentally or socially positive, and not conversely aimed at limiting disclosure or consideration of key issues.

Upon request, clients may receive a copy of Man Group’s Global Proxy Voting Policy and/or information regarding the manner in which securities held in their account were voted by contacting their Man Group representative at globalproxyvotingclientservices@man.com.

[2]	Vote decisions are reviewed on a case-by-case basis based on factors including, but not limited to, local laws, regulations and market standards.
[3]	As defined by Man Group’s proprietary transition score.
[4]

The climate guidelines mainly apply to executive compensation and director elections; they take into account a company’s size and sector to ensure that shareholders execute votes that make sense from a financial perspective in the context of a company’s operations. Using our internal data capabilities, we have developed a proprietary transition score to identify a list of transition laggards operating in energy intensive sectors that receive the highest degree of focus.

Man Group Global Proxy Voting Policy Summary |  2

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T. ROWE PRICE ASSOCIATES, INC. AND CERTAIN OF ITS

INVESTMENT ADVISER AFFILIATES

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc. and certain of its investment adviser affiliates1 (collectively, “T. Rowe Price”) have adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting their fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.

T. Rowe Price recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.

One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and

[1]

This document is not applicable to T. Rowe Price Investment Management, Inc. (“TRPIM”). TRPIM votes proxies independently from the other T. Rowe Price-related investment advisers and has adopted its own proxy voting policy.

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disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions. T. Rowe Price investment personnel do not coordinate with investment personnel of its affiliated investment adviser, TRPIM, with respect to proxy voting decisions.

T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

ADMINISTRATION OF POLICIES AND PROCEDURES

Environmental, Social and Governance Investing Committee. T. Rowe Price’s Environmental, Social and Governance Investing Committee (“TRPA ESG Investing Committee”or the “Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.

Global Proxy Operations Team. The Global Proxy Operations team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Governance Team. Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

Responsible Investment Team. Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team consults with the appropriate sector analyst from the Responsible Investment team, as appropriate.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These

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services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the TRPA ESG Investing Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. For meetings with complex ballot items in certain international markets, research may be consulted from local domestic proxy research providers. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the TRPA ESG Investing Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Global Proxy Operations team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.

T. Rowe Price Voting Guidelines

Specific proxy voting guidelines have been adopted by the TRPA ESG Investing Committee for all regularly occurring categories of management and shareholder proposals. The guidelines include regional voting guidelines as well as the guidelines for investment strategies with objectives other than purely financial returns, such as Impact and Net Zero. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esg or click here.

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Global Portfolio Companies

The TRPA ESG Investing Committee has developed custom international proxy voting guidelines based on our proxy advisor’s general global policies, regional codes of corporate governance, and our own views as investors in these markets. We apply a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.

Fixed Income and Passively Managed Strategies

Proxy voting for our fixed income and indexed portfolios is administered by the Global Proxy Operations team using T. Rowe Price’s guidelines as set by the TRPA ESG Investing Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.

Shareblocking

Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the temporary loss of liquidity in the blocked shares.

Securities on Loan

The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities for the Price Funds in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan for the Price Funds and how they may affect proxy voting.

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Monitoring and Resolving Conflicts of Interest

The TRPA ESG Investing Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Committee for immediate resolution prior to the time T. Rowe Price casts its vote.

With respect to personal conflicts of interest, T. Rowe Price’s Global Code of Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations

Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item.

In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. Shares of the Price Funds that are held by other Price Funds will generally be voted in the same proportion as shares for which voting instructions from other shareholders are timely received. If voting instructions from other shareholders are not received, or if a T. Rowe Price Fund is only held by other T. Rowe Price Funds or other accounts for which T. Rowe Price has proxy voting authority, the fund will vote in accordance with its Board’s instruction.

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For shares of the Price Funds that are series of T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price International Series, Inc. (collectively, the “Variable Insurance Portfolios”) held by insurance company separate accounts for which the insurance company has not received timely voting instructions, as well as shares the insurance company owns, those shares shall be voted in the same proportion as shares for which voting instructions from contract holders are timely received.

Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.2

REPORTING, RECORD RETENTION AND OVERSIGHT

The TRPA ESG Investing Committee, and certain personnel under the direction of the Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients

[2]	The FRB Relief and the process for voting of Excess Shares described herein apply to the aggregate beneficial ownership of T. Rowe Price and TRPIM.

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that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

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PART C: OTHER INFORMATION
Item 28.
Exhibits
(a) Articles of Incorporation
(a)(1)(a)
Certificate of Trust dated November 8, 2017, is incorporated by reference to Exhibit (a)(1) to the Registrant’s Initial
Registration Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the Securities and
Exchange Commission (“SEC”) on June 12, 2018 (the “Initial Registration Statement”).

(a)(1)(b)	Amendment to Certificate of Trust dated March 22, 2018, is incorporated by reference to Exhibit (a)(2) of the Initial Registration Statement.
(a)(2)(a)
Second Amended and Restated Declaration of Trust dated June 12, 2018, is incorporated by reference to Exhibit
(a)(3) of the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File Nos.
333-225588 and 811-23325), filed with the SEC on July 2, 2018 (“Pre-Effective Amendment No. 1”).

(a)(2)(b)
Amended Schedule A to the Second Amended and Restated Declaration of Trust as of September 21, 2018, is
incorporated by reference to Exhibit (a)(4) of Post-Effective Amendment No. 2 to the Registration Statement on
Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on September 27, 2018.

(a)(2)(c)
Amended Schedule A to the Second Amended and Restated Declaration of Trust as of April 13, 2020, is
incorporated by reference to Exhibit (a)(5) of Post-Effective Amendment No. 24 to the Registration Statement on
Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on May 18, 2020 (“Post-Effective
Amendment No. 24”).

(a)(2)(d)
Amended Schedule A to the Second Amended and Restated Declaration of Trust as of March 19, 2024, is
incorporated by reference to Exhibit (a)(6) of the Registrant’s Post-Effective Amendment No. 51 to the Registration
Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on June 12, 2024.

(a)(2)(e)	Amended Schedule A to the Second Amended and Restated Declaration of Trust. Filed herewith.
(b) By-laws
By-Laws dated June 12, 2018, is incorporated by reference to Exhibit (b) of Pre-Effective Amendment No.1.
(c) Instruments Defining Rights of Security Holders: Incorporated by reference to Exhibits (a) and (b).
(d) Investment Advisory Contracts
(d)(1)(a)	Investment Advisory Agreement, dated June 22, 2018, is incorporated by reference to Exhibit (d)(1) of Pre- Effective Amendment No.1.
(d)(1)(b)
Amendment dated December 1, 2018 to the Investment Advisory Agreement, dated June 22, 2018, is incorporated by reference to Exhibit (d)(2) of the Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on
Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on April 9, 2019 (“Post-Effective
Amendment No. 8”).

(d)(1)(c)	Form of Amendment Schedule A dated December 1, 2018 to the Investment Advisory Agreement, dated June 22, 2018 is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 24.
(d)(1)(d)
Form of Amendment Schedule A dated July 27, 2020 to Investment Advisory Agreement, dated June 22, 2018, is incorporated by reference to Exhibit (d)(4) of the Registrant’s Post-Effective Amendment No. 29 to the Registration
statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on August 18, 2020 (“Post-
Effective Amendment No. 29”).

(d)(1)(e)
Amendment Schedule A dated June 18, 2024 to Investment Advisory Agreement, dated June 22, 2018 is incorporated by reference to Exhibit (d)(5) of the Registrant’s Post-Effective Amendment No. 54 to the Registration
Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on September 17, 2024
(“Post-Effective Amendment No. 54”).

(d)(1)(f)	Amendment Schedule A dated May 1, 2026 to Investment Advisory Agreement, dated June 22, 2018. Filed herewith.
(d)(2)
Form of Investment Advisory Agreement between Six Circles Credit Opportunities Fund (Cayman) Ltd. and the
Adviser, is incorporated by reference to Exhibit (h)(33) of Post-Effective Amendment No. 46 to the Registration
Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on April 28, 2023 (“Post-
Effective Amendment No. 46”).

(d)(3)(a)	Investment Advisory Agreement between Six Circles Multi-Strategy Sub-Fund I Ltd. and the Adviser, is incorporated by reference to Exhibit (h)(44) of Post-Effective Amendment No. 54.

(d)(3)(b)	Investment Advisory Agreement between Six Circles Multi-Strategy Sub-Fund II Ltd. and the Adviser, is incorporated by reference to Exhibit (h)(45) of Post-Effective Amendment No. 54.
(d)(3)(c)	Investment Advisory Agreement between Six Circles Multi-Strategy Sub-Fund III Ltd. and Adviser. Filed herewith.
(d)(4)(a)	Form of Investment Sub-Advisory Agreement with AHL Partners LLP, is incorporated by reference to Exhibit (d)(43) of Post-Effective Amendment No. 54.
(d)(4)(b)	Form of Investment Sub-Advisory Agreement between the Adviser and AHL Partners LLP, is incorporated by reference to Exhibit (h)(46) of Post-Effective Amendment No. 54.
(d)(5) Allspring Global Investments, LLC (formerly Wells Capital Management Incorporated)
(d)(5)(a)
Investment Sub-Advisory Agreement with Allspring Global Investments, LLC, is incorporated by reference to
Exhibit (d)(36) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File Nos. 333-
225588 and 811-23325), filed with the SEC on December 2, 2021 (“Post-Effective Amendment No. 35”).

(d)(5)(b)	Form of Investment Sub-Advisory Agreement with Wells Capital Management Incorporated is incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 24.
(d)(6)(a)	Investment Sub-Advisory Agreement with BlackRock Investment Management LLC, dated June 22, 2018, is incorporated by reference to Exhibit (d)(2) of Pre-Effective Amendment No.1.
(d)(6)(b)
Amendment dated December 1, 2018 to Investment Sub-Advisory Agreement with BlackRock Investment
Management LLC, dated June 22, 2018, is incorporated by reference to Exhibit (d)(4) of Post-Effective
Amendment No. 8.

(d)(6)(c)
Amendment dated as of April 10, 2019 to the Investment Sub-Advisory Agreement with BlackRock Investment
Management LLC, dated June 22, 2018, is incorporated by reference to Exhibit (d)(5) of Post-Effective
Amendment No. 8.

(d)(6)(d)
Form of Amendment to the Investment Sub-Advisory Agreement with BlackRock Investment Management LLC, dated June 22, 2018 is incorporated by reference to Exhibit (d)(12) of Post-Effective Amendment No. 24.

(d)(6)(e)
Form of Amendment to the Investment Sub-Advisory Agreement with BlackRock Investment Management LLC, dated June 22, 2018, is incorporated by reference to Exhibit (d)(23) of Post-Effective Amendment No. 29.

(d)(6)(f)
Form of Amendment to Investment Sub-Advisory Agreement with BlackRock Investment Management, dated
June 22, 2018, as amended, is incorporated by reference to Exhibit (d)(33) of Registrant’s Post-Effective
Amendment No. 34 to the Registration Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on April 30, 2021 (“Post-Effective Amendment No. 34”).

(d)(6)(g)
Amendment to Investment Sub-Advisory Agreement with BlackRock Investment Management LLC, dated
June 22, 2018, as amended, is incorporated by reference to Exhibit (d)(38) of the Registrant’s Post-Effective
Amendment No. 36 to the Registration Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on March 8, 2022 (“Post-Effective Amendment No. 36”).

(d)(6)(h)
Amendment to Investment Sub-Advisory Agreement with BlackRock Investment Management Company, LLC, is incorporated by reference to Exhibit (d)(48) of Post-Effective Amendment No. 61 to the Registration Statement on
Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on April 30, 2025 (“Post-Effective
Amendment No. 61”).

(d)(6)(i)	Form of Investment Sub-Sub-Advisory Agreement with BlackRock International Limited is incorporated by reference to Exhibit (d)(18) of Post-Effective Amendment No. 24.
(d)(6)(j)	Form of Investment Sub-Sub-Advisory Agreement with BlackRock International Limited, dated July 27, 2020, is incorporated by reference to Exhibit (d)(27) of Post-Effective Amendment No. 29.
(d)(6)(k)
Investment Sub-Sub-Advisory Agreement between BlackRock Investment Management Company, LLC and
BlackRock International Limited, is incorporated by reference to Exhibit (d)(49) of Post-Effective Amendment No.
61.

(d)(6)(l)	Form of Investment Sub-Sub-Advisory Agreement with BlackRock (Singapore) Limited is incorporated by reference to Exhibit (d)(19) of Post-Effective Amendment No. 24.
(d)(7)(a)	Investment Sub-Advisory Agreement with Capital Fund Management S.A. Filed herewith.
(d)(7)(b)	Investment Sub-Advisory Agreement between the Adviser and Capital Fund Management S.A. Filed herewith.
(d)(8)	Form of Investment Sub-Advisory Agreement with Capital International, Inc. is incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 24.
(d)(9)(a)	Form of Investment Sub-Advisory Agreement with Dynamic Beta Investments LLC, is incorporated by reference to Exhibit (d)(45) of Post-Effective Amendment No. 54.

(d)(9)(b)	Investment Sub-Advisory Agreement between the Adviser and Dynamic Beta Investments LLC, is incorporated by reference to Exhibit (h)(47) of Post-Effective Amendment No. 54.
(d)(10)(a)	Amendment to Investment Sub-Advisory Agreement with Insight North America LLC, dated June 17, 2025. Filed herewith.
(d)(10)(b)	Amendment to Investment Sub-Advisory Agreement with Insight North America LLC, dated May 1, 2026. Filed herewith.
(d)(11)
Form of Investment Sub-Advisory Agreement with Lord, Abbett & Co., is incorporated by reference to Exhibit
(d)(29) of the Registrant’s Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File
Nos. 333-225588 and 811-23325), filed with the SEC on November 18, 2020.

(d)(12) Mellon Investments Corporation (formerly BNY Mellon Asset Management North America Corporation)
(d)(12)(a)	Investment Sub-Advisory Agreement with BNY Mellon Asset Management North America Corporation, dated June 22, 2018, is incorporated by reference to Exhibit (d)(3) of Pre-Effective Amendment No.1.
(d)(12)(b)
Amended and Restated Investment Sub-Advisory Agreement with BNY Mellon Asset Management North America
Corporation and Insight North America LLC, dated June 22, 2018, as amended September 1, 2021, is incorporated by reference to Exhibit (d)(35) of the Registrant’s Post-Effective Amendment No. 35.

(d)(12)(c)	Investment Sub-Advisory Agreement with Mellon Investments Corporation. Filed herewith.
(d)(13)(a)
Form of Investment Sub-Advisory Agreement with Muzinich & Co. Inc., is incorporated by reference to Exhibit
(d)(31) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A (File Nos. 333-225588
and 811-23325), filed with the SEC on March 12, 2021 (“Post-Effective Amendment No. 32”).

(d)(13)(b)	Amendment to Investment Sub-Advisory Agreement with Muzinich & Co. Inc., is incorporated by reference to Exhibit (d)(47) of the Registrant’s Post-Effective Amendment No. 61.
(d)(14)	Form of Investment Sub-Advisory Agreement with Nuveen Asset Management, LLC is incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 24.
(d)(15)(a)	Investment Sub-Advisory Agreement with Pacific Investment Management Company LLC, dated June 22, 2018, is incorporated by reference to Exhibit (d)(5) of Pre-Effective Amendment No.1.
(d)(15)(b)
Form of Amendment to the Investment Sub-Advisory Agreement with Pacific Investment Management Company
LLC, dated June 22, 2018 is incorporated by reference to Exhibit (d)(14) of Post-Effective Amendment No. 24.

(d)(15)(c)
Form of Amendment to Investment Sub-Advisory Agreement with Pacific Investment Management Company LLC, dated June 22, 2018, as amended, is incorporated by reference to Exhibit (d)(34) of Post-Effective Amendment No.
34.

(d)(15)(d)
Amendment to Investment Sub-Advisory Agreement with Pacific Investment Management Company LLC, dated
June 22, 2018, as amended, is incorporated by reference to Exhibit (d)(37) of Post-Effective Amendment No. 35.

(d)(15)(e)	Form of Investment Sub-Advisory Agreement between the Adviser and Pacific Investment Management Company LLC, is incorporated by reference to Exhibit (h)(34) of Post-Effective Amendment No. 46.
(d)(15)(f)	Amendment to Investment Sub-Advisory Agreement with PIMCO, is incorporated by reference to Exhibit (d)(46) of Post-Effective Amendment No. 54.
(d)(15)(g)	Amendment to Investment Sub-Advisory Agreement with Pacific Investment Management Company LLC. Filed herewith.
(d)(16)(a)(i)	Form of Investment Sub-Advisory Agreement with PGIM, Inc. is incorporated by reference to Exhibit (d)(13) of Post-Effective Amendment No. 24.
(d)(16)(a)(ii)	Form of Amendment to the Investment Sub-Advisory Agreement with PGIM, Inc., dated March 13, 2020, is incorporated by reference to Exhibit (d)(24) of Post-Effective Amendment No. 29.
(d)(16)(b)(i)	Form of Investment Sub-Sub-Advisory Agreement with PGIM Limited is incorporated by reference to Exhibit (d)(20) of Post-Effective Amendment No. 24.
(d)(16)(b)(ii)	Form of Investment Sub-Sub-Advisory Agreement with PGIM Limited, dated July 27, 2020, is incorporated by reference to Exhibit (d)(28) of Post-Effective Amendment No. 29.
(d)(17) RBC Global Asset Management (formerly BlueBay Asset Management LLP)
(d)(17)(a)	Form of Investment Sub-Advisory Agreement with BlueBay Asset Management LLP, is incorporated by reference to Exhibit (d)(30) of the Registrant’s Post-Effective Amendment No. 32.
(d)(17)(b)
Amended and Restated Investment Sub-Advisory Agreement with RBC Global Asset Management (UK) Limited, is incorporated by reference to Exhibit (d)(40) of the Registrant’s Post-Effective Amendment No. 46.

(d)(17)(c)
Form of Investment Sub-Sub Advisory Agreement between RBC Global Asset Management (UK) Limited and
RBC Global Asset Management (US) Inc., is incorporated by reference to Exhibit (d)(41) of the Registrant’s Post-
Effective Amendment No. 49 to the Registration Statement on Form N-1A (File Nos. 333-225588 and 811-23325),
filed with the SEC on April 29, 2024.

(d)(18)(a)
Investment Sub-Advisory Agreement with Russell Investments Implementation Services, LLC, dated
October 5, 2018, is incorporated by reference to Exhibit (d)(8) of Post-Effective Amendment No. 3 to the
Registration Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on
October 16, 2018 (“Post-Effective Amendment No. 3”).

(d)(18)(b)
Amendment dated December 1, 2018 to the Investment Sub-Advisory Agreement with Russell Investments
Implementation Services, LLC, dated October 5, 2018, is incorporated by reference to Exhibit (d)(10) of Post-
Effective Amendment No. 8.

(d)(18)(c)
Form of Amendment to the Investment Sub-Advisory Agreement with Russell Investments Implementation
Services, LLC, dated October 5, 2018 is incorporated by reference to Exhibit (d)(21) of Post-Effective Amendment
No. 24.

(d)(18)(d)
Form of Amendment to Investment Sub-Advisory Agreement with Russell Investments Implementation Services,
LLC, dated October 5, 2018, is incorporated by reference to Exhibit (d)(26) of Post-Effective Amendment No. 29.

(d)(19)(e)
Form of Amendment to Investment Sub-Advisory Agreement with Russell Investments Implementation Services,
LLC, dated October 5, 2018, is incorporated by reference to Exhibit (d)(32) of Post-Effective Amendment No. 32.

(d)(18)(f)
Amendment to Investment Sub-Advisory Agreement with Russell Investments Implementation Services, LLC, dated October 5, 2018, as amended, is incorporated by reference to Exhibit (d)(39) of Post-Effective Amendment
No. 36.

(d)(18)(g)	Amendment to Investment Sub-Advisory Agreement with Russell Investments Implementation Services, LLC. Filed herewith.
(d)(19)	Form of Investment Sub-Advisory Agreement with T. Rowe Price Associates, Inc, is incorporated by reference to Exhibit (d)(44) of Post-Effective Amendment No. 54.
(e) Underwriting Contracts
(e)(1)(a)	Distribution Agreement, dated June 22, 2018, between the Trust and Foreside Fund Services, LLC, is incorporated by reference to Exhibit (e)(1) of Pre-Effective Amendment No.1.
(e)(1)(b)	Amendment Exhibit A dated December 1, 2018 to the Distribution Agreement, dated June 22, 2018, is incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 8.
(e)(1)(c)	Form of Amendment Exhibit A to the Distribution Agreement, dated June 22, 2018 is incorporated by reference to Exhibit (e)(3) of Post-Effective Amendment No. 24.
(e)(1)(d)	Form of Amendment Exhibit A dated July 27, 2020 to the Distribution Agreement, dated June 22, 2018, is incorporated by reference to Exhibit (e)(4) of Post-Effective Amendment No. 29.
(e)(2)(a)	Distribution Agreement, dated September 30, 2021, between the Trust and Foreside Fund Services, LLC, is incorporated by reference to Exhibit (e)(7) of Post-Effective Amendment No. 35.
(e)(2)(b)	Amendment Exhibit A dated May 1, 2026 to the Distribution Agreement, dated September 30, 2021. Filed herewith.
(e)(3)(a)
Distribution and Fund Support Services Agreement, dated June 22, 2018, between the Adviser and Foreside Fund
Services, LLC, is incorporated by reference to Exhibit (e)(2) of Pre-Effective Amendment No.1.

(e)(3)(b)	Amendment to Distribution and Fund Support Service Agreement, dated June 22, 2018, is incorporated by reference to Exhibit (e)(8) of Post-Effective Amendment No. 61.
(e)(4)	Form of Dealer Agreement, is incorporated by reference to Exhibit (e)(3) of Pre-Effective Amendment No.1.
(f) Bonus or Profit Sharing Contracts: Not applicable.
(g) Custodian Agreements
(g)(1)	Custody Agreement, dated June 6, 2018 between the Trust and Brown Brothers Harriman & Co, is incorporated by reference to Exhibit (g) of Pre-Effective Amendment No.1.
(g)(2)	Amendment to the Custody Agreement, dated June 6, 2018, is incorporated by reference to Exhibit (g)(5) of Post- Effective Amendment No. 46.
(g)(3)	Amended Appendix A to the Custody Agreement, dated June 6, 2018, updated as of December 1, 2018, is incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 8.

(g)(4)	Form of Amended Appendix A to the Custody Agreement, dated June 6, 2018, updated as of 2020, is incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 24.
(g)(5)	Form of Amended Appendix A to the Custody Agreement, dated June 6, 2018, updated as of July 27, 2020, is incorporated by reference to Exhibit (g)(4) of Post-Effective Amendment No. 29.
(g)(6)	Amended Appendix A to the Custody Agreement, dated June 6, 2018, updated as of August 15, 2024, is incorporated by reference to Exhibit (g)(6) of Post-Effective Amendment No. 54.
(g)(7)	Amended Appendix A to the Custody Agreement, dated June 6, 2018, updated as of May 1, 2026. Filed herewith.
(h) Other Material Contracts
(h)(1)(a)	Administration Agreement, dated June 22, 2018 between the Trust and Brown Brothers Harriman & Co, is incorporated by reference to Exhibit (h)(1) of Pre-Effective Amendment No.1.
(h)(1)(b)	Amended Appendix A, dated December 1, 2018 to the Administration Agreement, dated June 22, 2018, is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 8.
(h)(1)(c)	Form of Amended Appendix A to the Administration Agreement, dated June 22, 2018 is incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 24.
(h)(1)(d)	Form of Amended Appendix A dated July 27, 2020 to the Administration Agreement, dated June 22, 2018, is incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 29.
(h)(1)(e)	Amended Appendix A dated August 15, 2024 to the Administration Agreement, dated June 22, 2018, is incorporated by reference to Exhibit (h)(39) of Post-Effective Amendment No. 54.
(h)(1)(f)	Amended Appendix A dated May 1, 2026 to the Administration Agreement, dated June 22, 2018. Filed herewith.
(h)(2)(a)	Transfer Agency and Service Agreement, dated June 6, 2018, between the Trust and DST Asset Manager Solutions, Inc., is incorporated by reference to Exhibit (h)(2) of Pre-Effective Amendment No.1.
(h)(2)(b)	Amendment Schedule A to the Transfer Agency and Service Agreement, dated December 1, 2018, is incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 8.
(h)(2)(c)	Form of Amendment Schedule A to the Transfer Agency and Service Agreement is incorporated by reference to Exhibit (h)(6) of Post-Effective Amendment No. 24.
(h)(2)(d)	Form of Amendment Schedule A to the Transfer Agency and Service Agreement, dated July 27, 2020, is incorporated by reference to Exhibit (h)(8) of Post-Effective Amendment No. 29.
(h)(2)(e)	Form of Amendment Schedule A to the Transfer Agency and Service Agreement, dated June 18, 2024, is incorporated by reference to Exhibit (h)(40) of Post-Effective Amendment No. 54.
(h)(2)(f)	Amendment to Transfer Agency Service Agreement. Filed herewith.
(h)(3)	Operating Expense Limitation Agreement, dated April 30, 2026. Filed herewith.
(h)(4)	Fee Waiver Agreement, dated April 30, 2026. Filed herewith.
(h)(5)	Power of Attorney for the Trustees. Filed herewith.
(h)(6)	Rule 12d1-4 Fund of Funds Investment Agreement, is incorporated by reference to Exhibit (h)(36) of Post-Effective Amendment No. 46.
(h)(7)(a)	Form of Class Action Services Agreement between the Trust and Brown Brothers Harriman & Co., is incorporated by reference to Exhibit (h)(6) of Pre-Effective Amendment No.1.
(h)(7)(b)	Amended Schedule 1 to the Form of Class Action Services Agreement, dated December 1, 2018, is incorporated by reference to Exhibit (h)(12) of Post-Effective Amendment No. 8.
(h)(7)(c)	Form of Amended Schedule 1 to the Form of Class Action Services Agreement, dated 2020, is incorporated by reference to Exhibit (h)(17) of Post-Effective Amendment No. 24.
(h)(7)(d)	Form of Amended Schedule 1 to the Form of Class Action Services Agreement, dated July 27, 2020, is incorporated by reference to Exhibit (h)(22) of Post-Effective Amendment No. 29.
(h)(7)(e)	Form of Amended Schedule 1 to the Form of Class Action Services Agreement, dated September 6, 2024, is incorporated by reference to Exhibit (h)(43) of Post-Effective Amendment No. 54.
(h)(7)(f)	Amended Schedule 1 to the Form of Class Action Services Agreement, dated May 1, 2026. Filed herewith.
(h)(8)(a)
Implementation Services Agreement between Russell Investments Implementation Services, LLC and J.P. Morgan
Private Investments Inc., dated October 5, 2018, is incorporated by reference to Exhibit (h)(13) of Post-Effective
Amendment No. 3.

(h)(8)(b)
Amendment Schedule A dated as of April 10, 2019 to the Implementation Services Agreement between Russell
Investments Implementation Services, LLC and J.P. Morgan Private Investments Inc., dated October 5, 2018, is incorporated by reference to Exhibit (h)(15) of Post-Effective Amendment No. 8.

(h)(8)(c)
Amendment Schedule B dated December 1, 2018 to the Implementation Services Agreement between Russell
Investments Implementation Services, LLC and J.P. Morgan Private Investments Inc., dated October 5, 2018, is incorporated by reference to Exhibit (h)(14) of Post-Effective Amendment No. 8.

(h)(8)(d)
Form of Amendment Schedule B to the Implementation Services Agreement between Russell Investments
Implementation Services, LLC and J.P. Morgan Private Investments Inc., dated October 5, 2018 is incorporated by reference to Exhibit (h)(21) of Post-Effective Amendment No. 24.

(h)(8)(e)
Form of Amendment Schedule B to the Implementation Services Agreement between Russell Investments
Implementation Services, LLC and J.P. Morgan Private Investments Inc., dated October 5, 2018, is incorporated by reference to Exhibit (h)(27) of Post-Effective Amendment No. 29.

(h)(8)(f)
Form of Amendment Schedule B to the Implementation Services Agreement between Russell Investments
Implementation Services, LLC and J.P. Morgan Private Investments Inc., dated October 5, 2018, is incorporated by reference to Exhibit (h)(28) of Post-Effective Amendment No. 32.

(h)(8)(g)
Amendment Schedule B dated November 30, 2021 to the Implementation Services Agreement between Russell
Investments Implementation Services, LLC and J.P. Morgan Private Investments Inc., dated October 5, 2018, is incorporated by reference to Exhibit (h)(32) of Post-Effective Amendment No. 36.

(h)(8)(h)
Amendment Schedule B dated May 1, 2026 to the Implementation Services Agreement between Russell
Investments Implementation Services, LLC and J.P. Morgan Private Investments Inc., dated October 5, 2018. Filed herewith.

(i) Legal Opinion
Opinion and consent of counsel. Filed herewith.
(j) Other Opinions
Consent of independent registered public accounting firm. Filed herewith.
(k) Omitted Financial Statements:
(l) Initial Capital Agreements:
Purchase Agreement, dated June 6, 2018 between the Trust and the Adviser, is incorporated by reference to Exhibit (l) of Pre-Effective Amendment No.1.
(m) Rule 12b-1 Plan: Not applicable.
(n) Rule 18f-3 Plan: Not applicable.
(o) Reserved.
(p) Codes of Ethics
(p)(1)(a)	Code of Ethics for the Trust, is incorporated by reference to Exhibit (p)(1) of Pre-Effective Amendment No.1.
(p)(1)(b)	Amended Exhibit A and Exhibit B of the Code of Ethics of the Trust, is incorporated by reference to Exhibit (p)(8) of Post-Effective Amendment No. 8.
(p)(2)
Code of Ethics for the Adviser, is incorporated by reference to Exhibit (p)(2) of the Registrant’s Post-Effective
Amendment No. 48 to the Registration Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on June 12, 2023 (“Post-Effective Amendment No. 48”).

(p)(3)	Code of Ethics for AHL Partners LLP. Filed herewith.
(p)(4)	Code of Ethics for Allspring Global Investments. Filed herewith.
(p)(5)	Code of Ethics for BlackRock, BlackRock International Limited and BlackRock (Singapore) Limited. Filed herewith.
(p)(6)	Code of Ethics for Capital Fund Management S.A. Filed herewith.
(p)(7)	Code of Ethics for Capital International, Inc. Filed herewith.
(p)(8)	Code of Ethics for Dynamic Beta Investments LLC. Filed herewith.
(p)(9)	Code of Ethics for Insight North America LLC. Filed herewith.
(p)(10)	Code of Ethics for Lord, Abbett & Co. LLC. Filed herewith.
(p)(11)	Code of Ethics for Mellon Investments Corporation. Filed herewith.
(p)(12)	Code of Ethics for Muzinich & Co., Inc. Filed herewith.

(p)(13)	Code of Ethics for Nuveen Asset Management. Filed herewith.
(p)(14)	Code of Ethics for PGIM, Inc. and PGIM Limited. Filed herewith.
(p)(15)	Code of Ethics for PIMCO. Filed herewith.
(p)(16)	Code of Ethics for RBC Global Asset Management (UK) Limited. Filed herewith.
(p)(17)	Code of Ethics for RBC Global Asset Management (US) Inc. Filed herewith.
(p)(18)	Code of Ethics for Russell Investments Implementation Services. Filed herewith.
(p)(19)	Code of Ethics for T. Rowe Price Associates, Inc. Filed herewith.
Item 29.
Persons Controlled by or Under Common Control with the Registrant
The Trust through the Six Circles Credit Opportunities Fund, a separate series of the Trust, wholly owns and controls the Six Circles Credit Opportunities Fund (Cayman) Ltd. (the “Subsidiary”), a company organized under the laws of the Cayman Islands. The Subsidiary’s financial statements will be included, on a consolidated basis, in the Six Circles Credit Opportunities Fund’s annual and semi-annual reports to shareholders.
The Trust through the Six Circles Multi-Strategy Fund, a separate series of the Trust, wholly owns and controls the Six Circles Multi-Strategy Sub-Fund I Ltd., the Six Circles Multi-Strategy Sub-Fund II Ltd and the Six Circles Multi-Strategy Sub-Fund III Ltd. (each, a “Multi-Strategy Subsidiary” and together, the “Multi-Strategy Subsidiaries”), companies organized under the laws of the Cayman Islands. The Multi-Strategy Subsidiaries’ financial statements will be included, on a consolidated basis, in the Six Circles Multi-Strategy Fund’s annual and semiannual reports to shareholders.
Item 30.
Indemnification
Reference is made to Article VII, Section 4 of Registrant’s Declaration of Trust. Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
Item 31.
Business and Other Connections of the Investment Adviser
See “Management of the Trust” in Part B.
The business or other connections of each director and officer of J.P. Morgan Private Investments Inc. (adviser to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Intermediate Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, Six Circles Managed Equity Portfolio International Unconstrained Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund, Six Circles Credit Opportunities Fund and Six Circles Multi-Strategy Fund) is currently listed in the investment advisor registration on Form ADV for J.P. Morgan Private Investments Inc. and is incorporated herein by reference.
The business or other connections of each director and officer of BlackRock Investment Management, LLC (sub-adviser to the Six Circles Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, Six Circles Managed Equity Portfolio International Unconstrained Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund, Six Circles Credit Opportunities Fund and Six Circles Multi-Strategy Fund) is currently listed in the investment advisor registration on Form ADV for BlackRock Investment Management, LLC and is incorporated herein by reference.
The business or other connections of each director and officer of BlackRock International Limited (sub-sub-adviser to the Six Circles Global Bond Fund, Six Circles Credit Opportunities Fund and Six Circles Multi-Strategy Fund) is currently listed in the investment advisor registration on Form ADV for BlackRock International Limited and is incorporated herein by reference.

The business or other connections of each director and officer of BlackRock (Singapore) Limited (sub-sub-adviser to the Six Circles Global Bond Fund) is currently listed in the investment advisor registration on Form ADV for BlackRock (Singapore) Limited and is incorporated herein by reference.
The business or other connections of each director and officer of Insight North America LLC (sub-adviser to the Six Circles Tax Aware Intermediate Duration Fund and Six Circles Credit Opportunities Fund) is currently listed in the investment advisor registration on Form ADV for Insight North America LLC and is incorporated herein by reference.
The business or other connections of each director and officer of Pacific Investment Management Company LLC (sub-adviser to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Intermediate Duration Fund, Six Circles Global Bond Fund, Six Circles Credit Opportunities Fund and Six Circles Multi-Strategy Fund) is currently listed in the investment advisor registration on Form ADV for Pacific Investment Management Company LLC and is incorporated herein by reference.
The business or other connections of each director and officer of PGIM, Inc. (sub-adviser to the Six Circles Global Bond Fund and Six Circles Credit Opportunities Fund) is currently listed in the investment advisor registration on Form ADV for PGIM, Inc. and is incorporated herein by reference.
The business or other connections of each director and officer of PGIM Limited (sub-sub-adviser to the Six Circles Global Bond Fund and Six Circles Credit Opportunities Fund) is currently listed in the investment advisor registration on Form ADV for PGIM Limited and is incorporated herein by reference.
The business or other connections of each director and officer of Capital International, Inc. (sub-adviser to the Six Circles Tax Aware Bond Fund) is currently listed in the investment advisor registration on Form ADV for Capital International, Inc. and is incorporated herein by reference.
The business or other connections of each director and officer of Nuveen Asset Management, LLC (sub-adviser to the Six Circles Tax Aware Bond Fund) is currently listed in the investment advisor registration on Form ADV for Nuveen Asset Management, LLC and is incorporated herein by reference.
The business or other connections of each director and officer of Allspring Global Investments, LLC (sub-adviser to the Six Circles Tax Aware Bond Fund) is currently listed in the investment advisor registration on Form ADV for Allspring Global Investments, LLC and is incorporated herein by reference.
The business or other connections of each director and officer of Lord, Abbett & Co. LLC (sub-adviser to the Six Circles Credit Opportunities Fund) is currently listed in the investment advisor registration on Form ADV for Lord, Abbett & Co. LLC and is incorporated by reference.
The business or other connections of each director and officer of RBC Global Asset Management (UK) Limited (sub-adviser to the Six Circles Credit Opportunities Fund) is currently listed in the investment advisor registration on Form ADV for RBC Global Asset Management (UK) Limited and is incorporated by reference.
The business or other connections of each director and officer of RBC Global Asset Management (US) Inc. (sub-sub-adviser to the Six Circles Credit Opportunities Fund) is currently listed in the investment advisor registration on Form ADV for RBC Global Asset Management (US) Inc. and is incorporated by reference.
The business or other connections of each director and officer of Muzinich & Co. Inc. (sub-adviser to the Six Circles Credit Opportunities Fund) is currently listed in the investment advisor registration on Form ADV for Muzinich & Co. Inc. and is incorporated by reference.
The business or other connections of each director and officer of Russell Investments Implementation Services, LLC (interim sub-adviser to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Intermediate Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, Six Circles Managed Equity Portfolio International Unconstrained Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund, and Six Circles Credit Opportunities Fund) is currently listed in the investment advisor registration on Form ADV for Russell Investments Implementation Services, LLC and is incorporated herein by reference.
The business or other connections of each director and officer of AHL Partners LLP (sub-adviser to the Six Circles Multi-Strategy Fund) is currently listed in the investment advisor registration on Form ADV for AHL Partners LLP and is incorporated herein by reference.

The business or other connections of each director and officer of T. Rowe Price Associates, Inc. (sub-adviser to the Six Circles Multi-Strategy Fund) is currently listed in the investment advisor registration on Form ADV for T. Rowe Price Associates, Inc. and is incorporated herein by reference.
The business or other connections of each director and officer of Dynamic Beta Investments LLC (sub-adviser to the Six Circles Multi-Strategy Fund) is currently listed in the investment advisor registration on Form ADV for Dynamic Beta Investments LLC and is incorporated herein by reference.
The business or other connections of each director and officer of Capital Fund Management S.A. (sub-adviser to the Six Circles Multi-Strategy Fund) is currently listed in the investment advisor registration on Form ADV for Capital Fund Management S.A. and is incorporated herein by reference.
The business or other connections of each director and officer of Mellon Investments Corporation (sub-adviser to the Six Circles Credit Opportunities Fund) is currently listed in the investment advisor registration on Form ADV for Mellon Investments Corporation and is incorporated herein by reference.
Item 32.
Principal Underwriter
(a) Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group), (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1.
AB Active ETFs, Inc.
2.
ABS Long/Short Strategies Fund
3.
ActivePassive Core Bond ETF, Series of Trust for Professional Managers
4.
ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
5.
ActivePassive International Equity ETF, Series of Trust for Professional Managers
6.
ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
7.
AdvisorShares Trust
8.
AFA Private Credit Fund
9.
AGF Investments Trust
10.
AIM ETF Products Trust
11.
Alexis Practical Tactical ETF, Series of Listed Funds Trust
12.
AlphaCentric Prime Meridian Income Fund
13.
Alternative Strategies Income Fund
14.
American Century ETF Trust
15.
AMG ETF Trust
16.
Amplify ETF Trust
17.
Applied Finance Dividend Fund, Series of World Funds Trust
18.
Applied Finance Explorer Fund, Series of World Funds Trust
19.
Applied Finance Select Fund, Series of World Funds Trust
20.
Ardian Access LLC
21.
ARK ETF Trust

22.
ARK Venture Fund
23.
Bitwise Funds Trust
24.
BondBloxx ETF Trust
25.
Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
26.
Bridgeway Funds, Inc.
27.
Brinker Capital Destinations Trust
28.
Brookfield Real Assets Income Fund Inc.
29.
Build Funds Trust
30.
Calamos Convertible and High Income Fund
31.
Calamos Convertible Opportunities and Income Fund
32.
Calamos Dynamic Convertible and Income Fund
33.
Calamos Global Dynamic Income Fund
34.
Calamos Global Total Return Fund
35.
Calamos Strategic Total Return Fund
36.
Carlyle Tactical Private Credit Fund
37.
Cascade Private Capital Fund
38.
Catalyst/Perini Strategic Income Fund
39.
CBRE Global Real Estate Income Fund
40.
Center Coast Brookfield MLP & Energy Infrastructure Fund
41.
Cliffwater Corporate Lending Fund
42.
Cliffwater Enhanced Lending Fund
43.
Coatue Innovative Strategies Fund
44.
Cohen & Steers ETF Trust
45.
Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
46.
CrossingBridge Ultra-Short Duration ETF, Series of Trust for Professional Managers
47.
Curasset Capital Management Core Bond Fund, Series of World Funds Trust
48.
Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
49.
CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of CYBER HORNET Trust
50.
Davis Fundamental ETF Trust
51.
Defiance BMNR Option Income ETF, Series of ETF Series Solutions
52.
Defiance Connective Technologies ETF, Series of ETF Series Solutions
53.
Defiance Drone and Modern Warfare ETF, Series of ETF Series Solutions
54.
Defiance Quantum ETF, Series of ETF Series Solutions

55.
Defiance Retail Kings ETF, Series of ETF Series Solutions
56.
Denali Structured Return Strategy Fund
57.
Dodge & Cox Funds
58.
DoubleLine ETF Trust
59.
DoubleLine Income Solutions Fund
60.
DoubleLine Opportunistic Credit Fund
61.
DoubleLine Yield Opportunities Fund
62.
DriveWealth ETF Trust
63.
EIP Investment Trust
64.
Ellington Income Opportunities Fund
65.
ETF Opportunities Trust
66.
Exchange Listed Funds Trust
67.
Exchange Place Advisors Trust
68.
FIS Trust
69.
FlexShares Trust
70.
Fortuna Hedged Bitcoin ETF, Series of Listed Funds Trust
71.
Forum Funds
72.
Forum Funds II
73.
Forum Real Estate Income Fund
74.
GMO ETF Trust
75.
GoldenTree Opportunistic Credit Fund
76.
Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust
77.
Grayscale Funds Trust
78.
Guinness Atkinson Funds
79.
Harbor ETF Trust
80.
Harris Oakmark ETF Trust
81.
Hawaiian Tax-Free Trust
82.
Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
83.
Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
84.
Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
85.
Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust
86.
Horizon Kinetics Medical ETF, Series of Listed Funds Trust
87.
Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust

88.
Horizon Kinetics Texas ETF, Series of Listed Funds Trust
89.
Innovator ETFs Trust
90.
Ironwood Institutional Multi-Strategy Fund LLC
91.
Ironwood Multi-Strategy Fund LLC
92.
Jensen Quality Growth ETF, Series of Trust for Professional Managers
93.
John Hancock Exchange-Traded Fund Trust
94.
Kurv ETF Trust
95.
Lazard Active ETF Trust
96.
LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
97.
Lone Peak Value Fund, Series of World Funds Trust
98.
Mairs & Power Balanced Fund, Series of Trust for Professional Managers
99.
Mairs & Power Growth Fund, Series of Trust for Professional Managers
100.
Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
101.
Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
102.
Manor Investment Funds
103.
MoA Funds Corporation
104.
Moerus Worldwide Fund, Series of Northern Lights Fund Trust IV
105.
Morgan Stanley ETF Trust
106.
Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds
107.
Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
108.
Morningstar Funds Trust
109.
NEOS ETF Trust
110.
Niagara Income Opportunities Fund
111.
NXG Cushing® Midstream Energy Fund
112.
NXG NextGen Infrastructure Income Fund
113.
OTG Latin American Fund, Series of World Funds Trust
114.
Overlay Shares Core Bond ETF, Series of Listed Funds Trust
115.
Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
116.
Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
117.
Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
118.
Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
119.
Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
120.
Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust

121.
Palmer Square Funds Trust
122.
Palmer Square Opportunistic Income Fund
123.
Partners Group Private Income Opportunities, LLC
124.
Perkins Discovery Fund, Series of World Funds Trust
125.
Philotimo Focused Growth and Income Fund, Series of World Funds Trust
126.
Plan Investment Fund, Inc.
127.
Point Bridge America First ETF, Series of ETF Series Solutions
128.
Precidian ETFs Trust
129.
Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust
130.
Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
131.
Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
132.
Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
133.
Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
134.
Renaissance Capital Greenwich Funds
135.
REX ETF Trust
136.
Reynolds Funds, Inc.
137.
RMB Investors Trust
138.
Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
139.
Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
140.
Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
141.
Roundhill Cannabis ETF, Series of Listed Funds Trust
142.
Roundhill ETF Trust
143.
Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
144.
Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
145.
Roundhill Video Games ETF, Series of Listed Funds Trust
146.
Rule One Fund, Series of World Funds Trust
147.
Russell Investments Exchange Traded Funds
148.
Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
149.
Sound Shore Fund, Inc.
150.
SP Funds Trust
151.
Sparrow Funds
152.
Spear Alpha ETF, Series of Listed Funds Trust
153.
STF Tactical Growth & Income ETF, Series of Listed Funds Trust

154.
STF Tactical Growth ETF, Series of Listed Funds Trust
155.
Strategic Trust
156.
Strategy Shares
157.
Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
158.
Tekla World Healthcare Fund
159.
Tema ETF Trust
160.
The 2023 ETF Series Trust
161.
The Community Development Fund
162.
The Cook & Bynum Fund, Series of World Funds Trust
163.
The Private Shares Fund
164.
The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
165.
Third Avenue Trust
166.
Third Avenue Variable Series Trust
167.
Tidal Trust I
168.
Tidal Trust II
169.
Tidal Trust III
170.
Tidal Trust IV
171.
TIFF Investment Program
172.
Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
173.
Timothy Plan International ETF, Series of The Timothy Plan
174.
Timothy Plan Market Neutral ETF, Series of The Timothy Plan
175.
Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
176.
Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
177.
Total Fund Solution
178.
Touchstone ETF Trust
179.
Trailmark Series Trust
180.
T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
181.
T-Rex 2x Inverse Ether Daily Target ETF, Series of World Funds Trust
182.
T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
183.
T-Rex 2x Long Ether Daily Target ETF
184.
U.S. Global Investors Funds
185.
Union Street Partners Value Fund, Series of World Funds Trust
186.
Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust

187.
Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
188.
Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
189.
Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
190.
Virtus Stone Harbor Emerging Markets Income Fund
191.
Volatility Shares Trust
192.
WEBs ETF Trust
193.
Wedbush Series Trust
194.
Wellington Global Multi-Strategy Fund
195.
Wilshire Mutual Funds, Inc.
196.
Wilshire Variable Insurance Trust
197.
WisdomTree Trust
198.
XAI Octagon Floating Rate & Alternative Income Term Trust
(b) The directors and officers of Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group), are set forth below. The business address of each director or officer is 190 Middle Street, Suite 301, Portland, ME 04101.
Name with Registrant	Positions and Office with JPMorgan Distribution Services, Inc.	Positions and Offices with the Funds
Teresa Cowan	President/Manager	None
Chris Lanza	Vice President	None
Kate Macchia	Vice President	None
Alicia Strout	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman	Secretary	None
Susan L. LaFond	Treasurer	None
Weston Sommers	Financial and Operations Principal and Chief Financial Officer	None
(c) Not applicable.
Item 33.
Location of Accounts and Records
All accounts, books, records and documents required pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:
J.P. Morgan Private Investments Inc., the Registrant’s investment adviser, at 383 Madison Avenue, New York, NY 10179 (records relating to its functions as investment adviser to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Intermediate Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, Six Circles Managed Equity Portfolio International Unconstrained Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund, Six Circles Credit Opportunities Fund and Six Circles Multi-Strategy Fund).
Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group), the Registrant’s distributor, at Three Canal Plaza, Suite 100, Portland, Maine 04101 (records relating to its functions as distributor to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Intermediate Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, Six Circles Managed Equity Portfolio International Unconstrained Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund, Six Circles Credit Opportunities Fund and Six Circles Multi-Strategy Fund).

Brown Brothers Harriman & Co., the Registrant’s custodian, at 190 Middle Street, Suite 301, Portland, ME 04101 (records relating to its functions as custodian to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Intermediate Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, Six Circles Managed Equity Portfolio International Unconstrained Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund, Six Circles Credit Opportunities Fund and Six Circles Multi-Strategy Fund).
Brown Brothers Harriman & Co., the Registrant’s administrator, at 140 Broadway, New York, New York 10005 (records relating to its functions as administrator to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Intermediate Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, Six Circles Managed Equity Portfolio International Unconstrained Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund, Six Circles Credit Opportunities Fund and Six Circles Multi-Strategy Fund).
SS&C GIDS, Inc. (formerly DST Asset Manager Solutions, Inc.), the Registrant’s transfer agent, at 2000 Crown Colony Drive, Quincy, MA 02169 (records relating to its functions as transfer agent to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Intermediate Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, Six Circles Managed Equity Portfolio International Unconstrained Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund, Six Circles Credit Opportunities Fund and Six Circles Multi-Strategy Fund).
Registrant’s Sub-Advisers and Sub-Sub-Advisers
BlackRock Investment Management, LLC, at 50 Hudson Yards, New York, NY 10001 (records relating to its functions as sub-adviser to the Six Circles Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, Six Circles Managed Equity Portfolio International Unconstrained Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund, Six Circles Credit Opportunities Fund and Six Circles Multi-Strategy Fund).
BlackRock International Limited, at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom (records relating to its functions as sub-sub-adviser to the Six Circles Global Bond Fund, Six Circles Credit Opportunities Fund and Six Circles Multi-Strategy Fund).
Insight North America LLC, at 200 Park Avenue, New York, New York 10166 (records relating to its functions as sub-adviser to the Six Circles Tax Aware Intermediate Duration Fund and Six Circles Credit Opportunities Fund).
BlackRock (Singapore) Limited, at 20 Anson Road #18-01, 079912 Singapore (records relating to its functions as sub-sub-adviser to the Six Circles Global Bond Fund).
Pacific Investment Management Company LLC, at 650 Newport Center Drive, Newport Beach, California 92660 (records relating to its functions as sub-adviser to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Intermediate Duration Fund, Six Circles Global Bond Fund, Six Circles Credit Opportunities Fund and Six Circles Multi-Strategy Fund).
PGIM, Inc., at 655 Broad Street, 8th Floor, Newark, NJ 07102 (records relating to its functions as sub-adviser to the Six Circles Global Bond Fund and Six Circles Credit Opportunities Fund).
PGIM Limited, at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR (records relating to its functions as sub-sub-adviser to the Six Circles Global Bond Fund and Six Circles Credit Opportunities Fund).
Capital International, Inc., at 333 S. Hope Street, Los Angeles, CA 90071 (records relating to its functions as sub-adviser to the Six Circles Tax Aware Bond Fund).
Nuveen Asset Management, LLC, at 333 W Wacker Drive, Chicago, Illinois 60606 (records relating to its functions as sub-adviser to the Six Circles Tax Aware Bond Fund).
Allspring Global Investments, LLC, at 1415 Vantage Park Drive, Charlotte, NC 28203 (records relating to its functions as sub-adviser to the Six Circles Tax Aware Bond Fund).
Lord, Abbett & Co. LLC, at 30 Hudson Street, Jersey City, New Jersey 07302 (records relating to its functions as sub-adviser to the Six Circles Credit Opportunities Fund).
RBC Global Asset Management (UK) Limited, at 100 Bishopsgate, London, EC2N, 4AA, United Kingdom (records relating to its functions as sub-adviser to the Six Circles Credit Opportunities Fund).

RBC Global Asset Management (US) Inc. at 50 South Sixth St., Suite 2350, Minneapolis, MN 55402 (records relating to its functions as sub-sub-adviser to the Six Circles Credit Opportunities Fund).
Muzinich & Co. Inc., at 450 Park Avenue, New York, New York 10022 (records relating to its functions as sub-adviser to the Six Circles Credit Opportunities Fund).
Russell Investments Implementation Services, LLC, at 401 Union Street, 18th Floor, Seattle, WA 98101 (records relating to its functions as interim sub-adviser to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Intermediate Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, Six Circles Managed Equity Portfolio International Unconstrained Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund, and Six Circles Credit Opportunities Fund).
AHL Partners LLP, at 2 Swan Lane, London, United Kingdom EC4R 3AD (records relating to its functions as sub-adviser to the Six Circles Multi-Strategy Fund).
T. Rowe Price Associates, Inc., at 1307 Point Street, Baltimore, MD 21231 (records relating to its functions as sub-adviser to the Six Circles Multi-Strategy Fund).
Dynamic Beta Investments LLC, at 30 East Elm Street, 2nd Floor, Greenwich, Connecticut 06830 (records relating to its functions as sub-adviser to the Six Circles Multi-Strategy Fund).
Capital Fund Management S.A., at 23 Rue De L’Universite, Paris, France 75007 (records relating to its functions as sub-adviser to the Six Circles Multi-Strategy Fund).
Mellon Investments Corporation, at 500 Ross Street, Pittsburgh, PA 16258 (records relating to its functions as sub-adviser to the Six Circles Credit Opportunities Fund).
Item 34.
Management Services
Not applicable.
Item 35.
Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant, certifies that it meets all the requirements for effectiveness of the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 65 to the registration statement No. 333-225588 to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York on the 30th day of April, 2026.
Six Circles Trust
By:	/s/ Gregory R. McNeil
Name: Gregory R. McNeil
Title: Principal Executive Officer and President
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on April 30, 2026.
Mary Savino*
Mary Savino
Trustee

Lisa Borders*
Lisa Borders
Trustee

Kevin Klingert*
Kevin Klingert
Trustee

Neil Medugno*
Neil Medugno
Trustee

Lauren Stack*
Lauren Stack
Trustee

/s/ Tricia Larkin
Tricia Larkin
Principal Financial Officer and Treasurer

*By	/s/ Gregory R. McNeil
Gregory R. McNeil**
Attorney-In-Fact
**
Executed by Gregory R. McNeil on behalf of each of the Trustees pursuant to Powers of Attorney dated April 21, 2026.

EXHIBIT INDEX
Exhibit No.	Description
(a)(2)(e)	Amended Schedule A to the Second Amended and Restated Declaration of Trust.
(d)(1)(f)	Amendment Schedule A dated May 1, 2026 to Investment Advisory Agreement, dated June 22, 2018.
(d)(3)(c)	Investment Advisory Agreement between Six Circles Multi-Strategy Sub-Fund III Ltd. and Adviser.
(d)(7)(a)	Investment Sub-Advisory Agreement with Capital Fund Management S.A.
(d)(7)(b)	Investment Sub-Advisory Agreement between the Adviser and Capital Fund Management S.A.
(d)(10)(a)	Amendment to Investment Sub-Advisory Agreement with Insight North America LLC, dated June 17, 2025. Filed herewith.
(d)(10)(b)	Amendment to Investment Sub-Advisory Agreement with Insight North America LLC, dated May 1, 2026. Filed herewith.
(d)(12)(c)	Investment Sub-Advisory Agreement with Mellon Investments Corporation.
(d)(15)(g)	Amendment to Investment Sub-Advisory Agreement with Pacific Investment Management Company LLC.
(d)(18)(g)	Amendment to Investment Sub-Advisory Agreement with Russell Investments Implementation Services, LLC.
(e)(2)(b)	Amendment Exhibit A dated May 1, 2026 to the Distribution Agreement, dated September 30, 2021.
(g)(7)	Amended Appendix A to the Custody Agreement, dated June 6, 2018, updated as of May 1, 2026.
(h)(1)(f)	Amended Appendix A dated May 1, 2026 to the Administration Agreement, dated June 22, 2018.
(h)(2)(f)	Amendment to Transfer Agency Service Agreement.
(h)(3)	Operating Expense Limitation Agreement, dated April 30, 2026.
(h)(4)	Fee Waiver Agreement, dated April 30, 2026.
(h)(5)	Power of Attorney for the Trustees.
(h)(7)(f)	Amended Schedule 1 to the Form of Class Action Services Agreement, dated May 1, 2026.
(h)(8)(h)
Amendment Schedule B dated May 1, 2026 to the Implementation Services Agreement between Russell Investments
Implementation Services, LLC and J.P. Morgan Private Investments Inc., dated October 5, 2018.

(i)	Opinion and consent of counsel.
(j)	Consent of independent registered public accounting firm.
(p)(3)	Code of Ethics for AHL Partners LLP.
(p)(4)	Code of Ethics for Allspring Global Investments.
(p)(5)	Code of Ethics for BlackRock, BlackRock International Limited and BlackRock (Singapore) Limited.
(p)(6)	Code of Ethics for Capital Fund Management S.A.
(p)(7)	Code of Ethics for Capital International, Inc.
(p)(8)	Code of Ethics for Dynamic Beta Investments LLC.
(p)(9)	Code of Ethics for Insight North America LLC.
(p)(10)	Code of Ethics for Lord, Abbett & Co. LLC.
(p)(11)	Code of Ethics for Mellon Investments Corporation.
(p)(12)	Code of Ethics for Muzinich & Co., Inc.
(p)(13)	Code of Ethics for Nuveen Asset Management.
(p)(14)	Code of Ethics for PGIM, Inc. and PGIM Limited.
(p)(15)	Code of Ethics for PIMCO.
(p)(16)	Code of Ethics for RBC Global Asset Management (UK) Limited.
(p)(17)	Code of Ethics for RBC Global Asset Management (US) Inc.
(p)(18)	Code of Ethics for Russell Investments Implementation Services.
(p)(19)	Code of Ethics for T. Rowe Price Associates, Inc.